EXECUTION COPY


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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                    FORMERLY KNOWN AS BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                           DATED AS OF APRIL 1, 2002,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of July 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2002-QS5


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Article I    DEFINITIONS....................................................................5

        Section 1.01.  Definitions..........................................................5

        Section 1.02.  Use of Words and Phrases............................................17

        Section 1.03.  Determination of LIBOR..............................................17

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................19

        Section 2.01.   Conveyance of Mortgage Loans.
                      (See Section 2.01 of the Standard Terms).............................19

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................19

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................19

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................22

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I Certificates............22

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................22

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............22

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................22

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................23

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................24

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......24

        Section 4.02. Distributions. ......................................................24

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................37

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................37

        Section 4.05. Allocation of Realized Losses. ......................................37

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................38

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................38

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................38

                                        i



Article V  THE CERTIFICATES................................................................39

        Section 5.01. The Certificates.  (See Section 5.01 of the Standard Terms)..........39

        Section 5.02. Registration of Transfer and Exchange of Certificates................39

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. (See Section
                      5.03 of the Standard Terms)..........................................39

        Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)......39

        Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard
                      Terms)...............................................................39

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................40

Article VII   DEFAULT......................................................................41

Article VIII  CONCERNING THE TRUSTEE.......................................................42

Article IX    TERMINATION..................................................................43

Article X      REMIC PROVISIONS............................................................44

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....44

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........44

        Section 10.03.Designation of REMICs................................................44

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................44

        Section 10.05.Compliance with Withholding Requirements.............................46

Article XI   MISCELLANEOUS PROVISIONS......................................................47

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................47

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................47

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................47

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........47

        Section 11.05.Notices..............................................................47

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................48

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................48

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................48

        Section 11.09.Allocation of Voting Rights..........................................48

        Section 11.10.No Petition..........................................................48





                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of July 1, 2001
Exhibit Five:         Aggregate Planned Principal Balances, Table I
Exhibit Six:          Aggregate Planned Principal Balances, Table II

        This is a Series Supplement, dated as of April 1, 2002 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                               AGGREGATE
                                INITIAL
                              CERTIFICATE                                          FITCH/
               PASS-THROUGH    PRINCIPAL                             MATURITY    -----------     MINIMUM
 DESIGNATION      RATE         BALANCE       FEATURES1                 DATE        MOODY'S    DENOMINATIONS2

                                                 Senior/PAC/
                                                 Directed/Super
                                                  Accretion         April 25,
Class A-1         6.00%     $61,127,317.00    Senior/Fixed Rate        2032        AAA/Aaa     $25,000.00

Class A-2         6.75%     $49,619,758.00       Senior/PAC/        April 25,      AAA/Aaa     $25,000.00
                                                  Accretion            2032
                                                Directed/Super
                                              Senior/Fixed Rate
Class A-3         6.75%     $15,872,837.00     Senior/Accrual/      April 25,      AAA/Aaa     $25,000.00
                                             Companion/Accretion       2032
                                                Directed/Super
                                              Senior/Fixed Rate
Class A-4         6.75%     $19,850,000.00   Senior/Accrual/Super   April 25,      AAA/Aaa     $25,000.00
                                              Senior/Fixed Rate        2032
Class A-5         6.00%     $100,026,520.00      Senior/PAC/        April 25,      AAA/Aaa     $25,000.00
                                                  Accretion            2032
                                                Directed/Super
                                              Senior/Fixed Rate



1    The Certificates,  other than the Class A-P, Class A-V, Class B and Class R
     Certificates  shall be Book-Entry  Certificates.  The Class A-P, Class A-V,
     Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by
     Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class
     B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class
     B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

                                        2




Class A-7:    6.22%          8.10% - LIBOR            8.10%          0.00%
Class A-6      Adjustable   $69,065,930.00     Senior/Accretion     April 25,      AAA/Aaa     $25,000.00
               Rate3                         Directed/PAC/Floater/Super2032
                                              Senior/Adjustable
                                                     Rate
Class A-7      Adjustable            $0.00      Senior/Inverse      April 25,      AAA/Aaa    $2,000,000.00
                  Rate3                        Floater/Interest        2032
                                                  Only/Super
                                              Senior/Adjustable
                                                     Rate
Class A-8         6.50%     $24,955,034.00   Senior/PAC/Accretion   April 25,      AAA/Aaa     $25,000.00
                                                Directed/Super         2032
                                              Senior/Fixed Rate
Class A-9         6.75%     $10,161,328.00     Senior/Accrual/      April 25,      AAA/Aaa     $25,000.00
                                               Companion/Super         2032
                                              Senior/Fixed Rate
Class A-10        6.75%              $0.004    Senior/Interest      April 25,      AAA/Aaa     $924,261.00
                                                  Only/Super           2032
                                              Senior/Fixed Rate
Class A-11        6.75%     $46,600,000.00   Senior/PAC/Accretion   April 25,      AAA/Aaa     $25,000.00
                                                Directed/Super         2032
                                              Senior/ Fixed Rate
Class A-12        6.75%      $2,113,276.00   Senior/Lockout/Senior  April 25,      AAA/Aaa     $25,000.00
                                              Support/Fixed Rate       2032
Class A-P         0.00%      $1,073,295.85        Principal         April 25,      AAA/Aaa     $25,000.00
                                                 Only/Senior           2032
Class A-V       Variable             $0.00         Variable         April 25,      AAA/Aaa    6
               Rate5                            Strip/Interest         2032
                                                 Only/Senior
Class R-I         6.75%            $100.00     Residual/Senior      April 25,      AAA/Aaa    7
                                                                            2032
Class R-II        6.75%            $100.00     Residual/Senior      April 25,      AAA/Aaa          7
                                                                            2032
Class M-1         6.75%     $10,355,300.00        Mezzanine         April 25,       AA/NA      $25,000.00
                                                                            2032
Class M-2         6.75%      $4,226,600.00        Mezzanine         April 25,       A/NA       $250,000.00
                                                                            2032
Class M-3         6.75%     $2,113,300.00         Mezzanine         April 25,      BBB/NA      $250,000.00
                                                                            2032
Class B-1         6.75%     $2,324,600.00        Subordinate        April 25,       BB/NA      $250,000.00
                                                                            2032
Class B-2         6.75%     $1,268,000.00        Subordinate        April 25,       B/NA       $250,000.00
                                                                            2032
Class B-3         6.75%     $1,901,963.21        Subordinate        April 25,       NA/NA      $250,000.00
                                                                            2032

3
--------------------------------------------------------------------------------
ADJUSTABLE      INITIAL        FORMULA                  MAXIMUM        MINIMUM
RATES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-6:    2.28%          LIBOR + 0.40%            8.50%          0.40%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


4 The Class A-10 Certificates do not have a principal balance. For the purpose of calculating interest payments, interest on the Class A-10 Certificates will accrue on a notional amount equal to the product of 1/27 multiplied by the certificate principal balance of the Class A-8 Certificates.

5    The initial Pass-Through Rate on the Class A-V Certificates is 0.5031%.

6 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

7 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $422,655,259.06.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows: ARTICLE I......

                                   ARTICLE I




                                   DEFINITIONS

Section 1.01...Definitions.
               -----------

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accretion Termination Date: Any one of the Class A-3 Accretion Termination Date, the Class A-4 Accretion Termination Date or the Class A-9 Accretion Termination Date.

     Accrual Certificates: Any of the Class A-3, Class A-4 and Class A-9 Certificates.

        Accretion Directed Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-8 and Class A-11 Certificates.

     Accrual Distribution Amount: Any one of the Class A-3 Accrual Distribution Amount, Class A-4 Accrual Distribution Amount or Class A-9 Accrual Distribution Amount.

     Adjustable  Rate   Certificates:   Any  of  the  Class  A-6  or  Class  A-7
Certificates.

        Aggregate Planned Principal Balance: With respect to the Class A-1, Class A-5, Class A-6 and Class A-8 Certificates and any Distribution Date, the amount set forth in Exhibit Five opposite such date. With respect to the Class A-2 Certificates and Class A-11 Certificates and any Distribution Date, the amount set forth in Exhibit Six opposite such date.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00%

               (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.
        -----------

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS5" and which must be an Eligible Account.

        Certificate Policy:  None.
        ------------------

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-3 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-2 Certificates and Class A-11 Certificates has been reduced to zero and
(ii) the Credit Support Depletion Date.

         Class A-4 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-8 and Class A-11 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Class A-9 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-2, Class A-3 and Class A-11 Certificates has been reduced to zero and
(ii) the Credit Support Depletion Date.

        Class A-3 Accrual Distribution Amount: With respect to any Distribution Date on or prior to the Class A-3 Accretion Termination Date, an amount equal to the amount of the Accrued Certificate Interest on the Class A-3 Certificates that is added to the Certificate Principal Balance thereof on such Distribution Date pursuant to Section 4.02(i).

        Class A-4 Accrual Distribution Amount: With respect to any Distribution Date on or prior to the Class A-4 Accretion Termination Date, an amount equal to the amount of the Accrued Certificate Interest on the Class A-4 Certificates that is added to the Certificate Principal Balance thereof on such Distribution Date pursuant to Section 4.02(j).

        Class A-9 Accrual Distribution Amount: With respect to any Distribution Date on or prior to the Class A-9 Accretion Termination Date, an amount equal to the amount of the Accrued Certificate Interest on the Class A-9 Certificates that is added to the Certificate Principal Balance thereof on such Distribution Date pursuant to Section 4.02(k).

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  April 30, 2002.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2002-QS5.

        Cut-off Date:  April 1, 2002.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.75% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  Any one of the Class A-6 Certificates.
        --------------------

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $292,071, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on May 1, 2002, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-7 Certificates, $69,065,930. With respect to the Class A-10 Certificates, $924,261. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  2.45%           Class B-1:  0.55%
        Class M-2:  1.00%           Class B-2:  0.30%
        Class M-3:  0.50%           Class B-3:  0.45%

        Interest Accrual Period: With respect to any Class of Certificates (other than the Floater Certificates and the Inverse Floater Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. The Interest Accrual Period for the Floater Certificates and the Inverse Floater Certificates for any Distribution Date is the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

     Interest Only  Certificates:  Any one of the Class A-7, Class A-10 or Class
A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  Any one of the Class A-7 Certificates.

        Lockout Certificates:  Any one of the Class A-12 Certificates.

        Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in May 2007 will be 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after May 2007 and prior to May 2008; 40% for any Distribution Date on or after May 2008 and prior to May 2009; 60% for any Distribution Date on or after May 2009 and prior to May 2010; 80% for any Distribution Date on or after May 2010 and prior to May 2011; and 100% for any Distribution Date thereafter.

     Maturity Date: April 25, 2032, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-10 Certificates, an amount equal to the product of 1/27 multiplied by the Certificate Principal Balance of the Class A-8 Certificates immediately prior to that date, (ii) with respect to the Inverse Floater Certificates, an amount equal to the Certificate Principal Balance of the Floater Certificates immediately prior to such date, and (iii) with respect to any Class A-V
Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Floater Certificates, Inverse Floater Certificates, Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary
Statement hereto. With respect to the Floater Certificates and the initial Interest Accrual Period, 2.28% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.40% plus LIBOR, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.40% per annum. With respect to the Inverse Floater Certificates and the initial Interest Accrual Period, 6.22% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 8.10% minus LIBOR, subject to a maximum rate of 8.10% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.5031% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z
represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in May 2007 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

          (iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a
               "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
               (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.
        ----------------------------

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.
        --------------------

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date before the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i), Section 4.02(a)(ii)(W) and Section 4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement. As to any Distribution Date on or after the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of (i) all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii) the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Senior Support Certificates:  Any one of the Class A-12 Certificates.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $4,226,553 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 28.2% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal

Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Super Senior Certificates: Any one of the Senior Certificates, other than the Class A-12 Certificates and Class A-P Certificates.

        Super Senior Optimal Percentage: As of any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Senior Certificates, other than the Class A-P Certificates, immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As of any Distribution Date on or after the Credit Support Depletion Date, the product of
(a) the then-applicable Super Senior Optimal Percentage and (b) the Senior Principal Distribution Amount.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

          1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).



----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          U             Class A-1, Class A-5              6.00%                  $161,153,837.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          V             Class A-6, Class A-7              8.50%                  $ 69,065,930.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          W             Class A-8, Class A-10             6.75%                  $ 24,955,034.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          X             Class A-P                         0.00%                  $  1,073,295.85
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          Y             Class A-2, Class A-3, Class       6.75%                  $166,407,062.21
                        A-4, Class A-9, Class A-11,
                        Class A-12, Class R-II, Class
                        M-1, Class M-2, Class M-3,
                        Class B-1, Class B-2, Class B-3
----------------------- --------------------------------- ------------------- -------------------

        Uncertificated REMIC I Regular Interests Z: Each of the 2,437 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 2,437, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  2,437
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 2,437 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.
                      ----------------------

        LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Bridge Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master

Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 1.88%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except in the case of 11 mortgage loans representing approximately 0.3% of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 50.89% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 14.91% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 3.31% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 26.45% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) Three of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None  of the  Mortgage  Loans  will  have  been  made  to  International
     Borrowers;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates and prior to the related Accretion Termination Date, the related Accrual Certificates to the extent of the related Accrual Distribution Amount), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (W) to the Class A-P  Certificates,  the Class A-P Principal
        Distribution  Amount  (applied  to  reduce  the  Certificate   Principal
        Balances of such Senior Certificates);

                      (X) to the Accretion Directed Certificates, until the Certificate Principal Balance of the Accretion Directed Certificates has been reduced to zero, the Accrual Distribution Amount; and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)  any Excess Subordinate Principal Amount for such Distribution Date; and

(E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

          (xvii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

     (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

(ii) second, an amount equal to the Class A-3 Accrual Distribution Amount shall be distributed concurrently to the Class A-2 Certificates and Class A-11 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

(iii) third, an amount equal to the Class A-9 Accrual Distribution Amount shall be distributed in the following manner and priority:

(A) first, concurrently to the Class A-2 Certificates and Class A-11 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

(B) second, after taking into account any payments made pursuant to clause (iii)(A) above, to the Class A-3 Certificates, until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero;

(iv) fourth, an amount equal to the Class A-4 Accrual Distribution Amount shall be distributed in the following manner and priority:

(A)     first, concurrently as follows:

     (1) sequentially to the Class A-1 Certificates and Class A-5 Certificates, in that order, an amount equal to the product of (i) the amount described in Section 4.02(b)(iv) above multiplied by (ii) a fraction, the numerator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1 Certificates and the Class A-5 Certificates, and the denominator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1, Class A-5 and Class A-6 Certificates, until the Certificate Principal Balances of the Class A-1 Certificates and Class A-5 Certificates have been reduced to zero; and

     (2) to the Class A-6 Certificates, an amount equal to the product of (i) the amount described in Section 4.02(b)(iv) above multiplied by (ii) a fraction, the numerator of which is the outstanding Certificate Principal Balance of the Class A-6 Certificates, and the denominator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1, Class A-5 and Class A-6 Certificates, until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero;

(B)            second,  after taking into account any payments  made pursuant to
               Section 4.02(b)(iv)(A) above, to the Class A-8 Certificates, until the Certificate Principal Balance of the Class A-8 Certificates has been reduced to zero;

(C) third, after taking into account any payments made pursuant to Sections 4.02(b)(iv)(A) and 4.02(b)(iv)(B) above, to the Class A-2 Certificates and Class A-11 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

                      (D) fourth,  after taking into  account any payments  made pursuant to Sections 4.02(b)(iv)(A) through 4.02(b)(iv)(C) above, to the Class A-3 Certificates, until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero;

     (v) fifth, the Senior Principal Distribution Amount shall be distributed in the following manner and priority:

(A) first, concurrently to the Class R-I Certificates and Class R-II Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

(B)            second,  after the payment of principal  made in accordance  with
               Section 4.02(b)(v)(A) above, to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero, in an amount equal to the sum of the following:

(1) the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in clauses (A),
                      (B), (D) and (E) of Section 4.02(a)(ii)(Y), without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; and

(2) the Lockout Prepayment Percentage of the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in clause (C) of Section 4.02(a)(ii)(Y), without application of the Senior Accelerated Distribution Percentage;

                      provided  that,  if the aggregate of the amounts set forth in clauses (A), (B), (C), (D) and (E) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the payment of interest due on the Senior Certificates pursuant to Section 4.02(a)(i), the Class A-P Distribution Amount and the Accrual Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this Section 4.02(b)(iii)(B) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

          (C) third, after the application of the payment of principal made in Sections 4.02(b)(iv)(A) and 4.02(b)(iv)(B) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) and 4.02(b)(v)(B) above, concurrently, to the Class A-1 Certificates and Class A-5 Certificates, on the one hand, and the Class A-6 Certificates, on the other hand, on a pro rata basis in accordance with a fraction, the numerator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1 Certificates and the Class A-5 Certificates, on the one hand, and the Certificate Principal Balance of the Class A-6 Certificates, on the other hand, and the denominator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1, Class A-5 and Class A-6 Certificates, until the aggregate Certificate Principal Balance of the Class A-1, Class A-5, Class A-6 and Class A-8 Certificates has been reduced to the Aggregate Planned Principal Balance for such Distribution Date set forth in the table entitled "Aggregate Planned Principal Balances, Table I" attached to this Agreement as Exhibit Five; amounts to be paid to the Class A-1 Certificates and Class A-5 Certificates to be allocated sequentially to the Class A-1 Certificates and Class A-5 Certificates, in that order;

          (D) fourth, after the application of the payments of principal made in accordance with Sections 4.02(b)(iv)(A) and 4.02(b)(iv)(B) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(C) above, to the Class A-8 Certificates, until the aggregate Certificate Principal Balance of the Class A-1, Class A-5, Class A-6 and Class A-8 Certificates has been reduced to the Aggregate Planned Principal Balance for such Distribution Date set forth in the table entitled "Aggregate Planned Principal Balances, Table I" attached to this Agreement as Exhibit Five;

          (E) fifth, after the application of the payments of principal made in accordance with Sections 4.02(b)(ii), 4.02(b)(iii)(A) and 4.02(b)(iv)(C) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(D) above, concurrently to the Class A-2 Certificates and Class A-11 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the aggregate Certificate Principal Balance of the Class A-2 Certificates and Class A-11 Certificates has been reduced to the Aggregate Planned Principal Balance for such Distribution Date set forth in the table entitled "Aggregate Planned Principal Balances, Table II" attached to this Agreement as Exhibit Six;

          (F) sixth, after the application of the payments of principal made in accordance with Sections 4.02(b)(iii)(B) and 4.02(b)(iv)(D) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(E) above, sequentially to the Class A-3 Certificates and Class A-9 Certificates, in that order, until the Certificate Principal Balances of the Class A-3 Certificates and Class A-9 Certificates have been reduced to zero;

          (F) seventh, after the application of the payments of principal made in accordance with Sections 4.02(b)(ii), 4.02(b)(iii)(A) and 4.02(b)(iv)(C) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(F) above, concurrently to the Class A-2 Certificates and Class A-11 Certificates, on a pro rata basis in accordance with their Certificate Principal Balances and without regard to the related Aggregate Planned Prinicpal Balance for such Distribution Date, until the Certificate Principal Balances of the Class A-2 Certificates and Class A-11 Certificates have been reduced to zero;

          (G) eighth, after application of the payments of principal made in accordance with Section 4.02(b)(iv)(A) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(G) above, concurrently as follows:

               (1) the amount described in Section 4.02(b)(v)(H) above multiplied by a fraction, the numerator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1 Certificates and the Class A-5 Certificates, and the denominator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1, Class A-5 and Class A-6 Certificates, to the Class A-1 Certificates and Class A-5 Certificates, sequentially, in that order, without regard to the related Aggregate Planned Principal Balance for such Distribution Date, until the Certificate Principal Balances of the Class A-1 Certificates and Class A-5 Certificates have been reduced to zero; and

               (2) the amount described in Section 4.02(b)(v)(H) above multiplied by a fraction, the numerator of which is the outstanding Certificate Principal Balance of the Class A-6 Certificates, and the denominator of which is the sum of the outstanding Certificate Principal Balances of the Class A-1, Class A-5 and Class A-6 Certificates, to the Class A-6
                    Certificates, without regard to the related Aggregate Planned Principal Balance for such Distribution Date, until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero;

          (H) ninth, after the application of the payments of principal made in accordance with Section 4.02(b)(iv)(B) above, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(H) above, to the Class A-8 Certificates, without regard to the related Aggregate Planned Principal Balance for such Distribution Date, until the Certificate Principal Balance of the Class A-8 Certificates has been reduced to zero;

(I) tenth, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(I) above, to the Class A-4 Certificates, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero; and

(J) eleventh, the Senior Principal Distribution Amount remaining after the distributions described in Sections 4.02(b)(v)(A) through 4.02(b)(v)(J) above, to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero.

(c) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in
Section 4.02(b) above relating to principal among the Senior Certificates, other than the Class A-P Certificates, will be disregarded. Instead, (i) the Senior Principal Distribution Amount will be distributed to the Senior Certificates remaining, other than the Class A-P Certificates, pro rata in accordance with their respective outstanding Certificate Principal Balances; provided that the aggregate amount distributable to the Super Senior Certificates and Senior Support Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among those Certificates in the following priority: first, to the Super Senior Certificates, on a pro rata basis in accordance with the respective amount of Accrued Certificate Interest for each such Class, up to an amount equal to the Accrued Certificate Interest on the Super Senior Certificates; second, to the Super Senior Certificates, on a pro rata basis in accordance with their respective Certificate Principal
Balances, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balances thereof; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero; and (ii) an amount equal to the Discount Fraction of the principal portion of scheduled and unscheduled payments received or advanced relating to Discount Mortgage Loans will be distributed to the Class A-P Certificates.

(d) On or after the  occurrence of the Credit  Support  Depletion  Date and upon reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in
Section 4.02(b) and (c) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(f) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(i) On each Distribution Date preceding the Class A-3 Accretion Termination Date, Accrued Certificate Interest that would otherwise be distributed to the Class A-3 Certificates will be added to the Certificate Principal Balance of the Class A-3 Certificates and such amount will thereafter accrue interest at a rate of 6.75% per annum. On the Class A-3 Accretion Termination Date, the Accrued Certificate Interest on the Class A-3 Certificates for such date will be payable to the holders of the Class A-2 Certificates and Class A-11 Certificates as a distribution of principal pursuant to Section 4.02(b)(ii) until the Certificate Principal Balances thereof have been reduced to zero, any such amount will be added to the Certificate Principal Balance of the Class A-3 Certificates, and any remaining amount of Accrued Certificate Interest will be paid to the holders of the Class A-3 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof; provided, however, if the Class A-3 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for such date will be payable to the holders of the Class A-3 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof.

(j) On each Distribution Date preceding the Class A-4 Accretion Termination Date, Accrued Certificate Interest that would otherwise be distributed to the Class A-4 Certificates will be added to the Certificate Principal Balance of the Class A-4 Certificates and such amount will thereafter accrue interest at a rate of 6.75% per annum. On the Class A-4 Accretion Termination Date, the Accrued Certificate Interest on the Class A-4 Certificates for such date will be payable to the holders of the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-8 and Class A-11 Certificates as a distribution of principal pursuant to
Section 4.02(b)(iv) until the Certificate Principal Balances thereof have been reduced to zero, any such amount will be added to the Certificate Principal Balance of the Class A-4 Certificates, and any remaining amount of Accrued Certificate Interest will be paid to the holders of the Class A-4 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof; provided, however, if the Class A-4 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-4 Certificates for such date will be payable to the holders of the Class A-4 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof.

(k) On each Distribution Date preceding the Class A-9 Accretion Termination Date, Accrued Certificate Interest that would otherwise be distributed to the Class A-9 Certificates will be added to the Certificate Principal Balance of the Class A-9 Certificates and such amount will thereafter accrue interest at a rate of 6.75% per annum. On the Class A-9 Accretion Termination Date, the Accrued Certificate Interest on the Class A-9 Certificates for such date will be payable to the holders of the Class A-2, Class A-3 and Class A-11 Certificates as a distribution of principal pursuant to Section 4.02(b)(iii) until the Certificate Principal Balances thereof have been reduced to zero, any such amount will be added to the Certificate Principal Balance of the Class A-9 Certificates, and any remaining amount of Accrued Certificate Interest will be paid to the holders of the Class A-9 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof; provided, however, if the Class A-9 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-9 Certificates for such date will be payable to the holders of the Class A-9 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof.

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and the Subordinate Certificates, on a pro rata basis, as described below; provided, however, that Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support
Certificates  until the  Certificate  Principal  Balance of the  Senior  Support
Certificates is reduced to zero. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates, as applicable, on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that the Certificate Principal Balance of any Class of the Accrual Certificates for purposes of this Section 4.05 shall be the lesser of (a) the Certificate Principal Balance of such Class of Accrual Certificates as of the Closing Date, and (b) the Certificate Principal Balance of such Class of Accrual Certificates as of the date of determination. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01. The Certificates. (See Section 5.01 of the Standard Terms)

Section 5.02. Registration of Transfer and Exchange of Certificates.

  (a) - (e)(iii)(A). (See Section 5.02(a) - (e)(iii)(A) of the Standard Terms)

               (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f) - (h). (See Section 5.02(f) - (h) of the Standard Terms)

Section 5.03. Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section
     5.03 of the Standard Terms)

Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                ARTICLE VII....


                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                ARTICLE VIII...


                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                ARTICLE IX.....

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                    ARTICLE X

                                REMIC PROVISIONS

Section 10.01..REMIC Administration. (See Section 10.01 of the Standard Terms)

Section 10.02..Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03..Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04..Distributions on the Uncertificated REMIC I and REMIC II Regular Interests

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest U, (ii) Uncertificated REMIC I Regular Interest V, (iii) Uncertificated REMIC I Regular Interest W, (iv) Uncertificated REMIC I Regular Interest X and (v) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-1 Certificates and Class A-5 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U;

               (vii) Realized Losses allocated to the Class A-6 Certificates and Class A-7 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

               (viii) Realized Losses allocated to the Class A-8 Certificates and Class A-10 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (ix) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (x) Realized Losses allocated to the Class A-2, Class A-3, Class A-4, Class A-9, Class A-11, Class A-12, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under
        Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (xi) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.
               -----------------------------------------

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI


                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2002-QS5

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street,
                                   Jeanette Street Park Entrance,  New York, New
                                   York 10041, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Street
                                   New York, New York 10007

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   New York, New York 10004
---------------------------------- --------------------------------------------------------------


Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               96% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-7 Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-10 Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By: //s// Randy Van Zee
                                               --------------------------------
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest: //s// Lisa R. Lundsten
        ------------------------------------
      Name:   Lisa R. Lundsten
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By: //s// Lisa R. Lundsten
                                                -------------------------------
                                                 Name:  Lisa R. Lundsten
                                                 Title: Managing Director


Attest: //s// Randy Van Zee
        ----------------------------
      Name: Randy Van Zee
      Title: Director


                              DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly
                                   known as Bankers Trust Company, as Trustee
[Seal]



                              By: //s// Barbara Campbell
                                 ----------------------------------------
                                   Name: Barbara Campbell
                                   Title:   Assistant Secretary


Attest: //s// James F. Noriega
        ------------------------------------
      Name:  James F. Noriega
      Title:   Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of April, 2002 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    //s// Maren E. Matthews
                                    --------------------------------------------
                                            Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of April, 2002 before me, a notary public in and for said State, personally appeared Lisa R. Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            //s// Maren E. Matthews
                                            ----------------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of April, 2002 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be an Assisant Secretary of Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            //s// Brent Wayne Hoyler
                                            ----------------------------------
                                                   Notary Public

[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 04/24/02           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 07.25.56           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2002-QS5                                  CUTOFF : 04/01/02
  POOL       : 0004586
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------------

      1925819                              .2500
      206,155.85                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      3627607                              .2500
      173,370.86                          .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            6.7500                        2.5450

      3627637                              .2500
       97,947.11                          .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700

      4039682                              .2500
       51,251.92                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      4459620                              .2500
       79,342.36                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      4818642                              .2500
      205,008.03                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      4838236                              .2500
      270,023.52                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      5208017                              .2500
      345,086.30                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5412523                              .2500
       88,767.94                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      5420932                              .2500
      122,499.04                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5494427                              .2500
      327,477.37                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      5509216                              .2500
      111,082.82                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      5535906                              .2500
      330,606.42                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      5549478                              .2500
       55,814.78                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      5558286                              .2500
       34,856.71                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      5578085                              .2500
       41,226.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      5588730                              .2500
       24,632.80                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5595150                              .2500
      117,195.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      5622390                              .2500
       55,677.89                          .0800
            7.7200                         .0000
            7.4700                         .0000
            7.3900                         .0000
            6.7500                         .6400

      5628105                              .2500
       65,758.13                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      5835816                              .2500
       66,728.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      5896498                              .2500
       57,776.58                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      5899822                              .2500
      262,751.08                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      5997242                              .2500
       48,898.34                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      6013784                              .2500
      326,915.09                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6024690                              .2500
       55,173.22                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6030226                              .2500
      209,836.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6074962                              .2500
       24,075.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6125734                              .2500
       53,318.64                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6170388                              .2500
      116,782.93                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      6185420                              .2500
      569,119.56                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6251582                              .2500
      316,775.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6253440                              .2500
       59,925.16                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6260050                              .2500
       53,028.92                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6272976                              .2500
       54,474.74                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6316390                              .2500
       49,897.30                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6336730                              .2500
       49,896.54                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6336798                              .2500
       50,953.90                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      6336838                              .2500
       53,585.19                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6336864                              .2500
       42,106.02                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6336986                              .2500
       51,476.02                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6337064                              .2500
       54,989.47                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6337404                              .2500
       41,904.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6345282                              .2500
      139,432.24                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6349378                              .2500
       49,431.36                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6411934                              .2500
      395,493.22                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      6419100                              .2500
      103,703.54                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6445214                              .2500
       37,492.82                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6515004                              .2500
      103,841.25                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6515224                              .2500
       37,770.49                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6554384                              .2500
       81,728.77                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6565230                              .2500
       51,823.77                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6582220                              .2500
      502,597.76                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6587066                              .2500
       48,945.96                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      6587590                              .2500
      119,603.11                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6596344                              .2500
       87,038.31                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6627702                              .2500
      219,400.12                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      6661308                              .2500
       52,653.20                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6683498                              .2500
       53,853.63                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6684882                              .2500
      148,158.90                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6709012                              .2500
      181,841.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6713624                              .2500
       49,089.37                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      6713778                              .2500
       64,998.65                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6713966                              .2500
       41,763.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6731292                              .2500
       48,634.59                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6742020                              .2500
      372,119.40                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6742884                              .2500
      399,034.68                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6770462                              .2500
       37,064.05                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6778342                              .2500
       37,870.75                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6794784                              .2500
       69,847.03                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      6801756                              .2500
      334,475.74                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6813378                              .2500
       54,306.06                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      6836490                              .2500
      106,417.99                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6856728                              .2500
      103,561.59                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6858828                              .2500
      234,683.59                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6870408                              .2500
      334,410.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6879324                              .2500
       54,865.31                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      6879400                              .2500
       50,099.20                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      6888531                              .2500
      272,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6888543                              .2500
      243,950.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6888547                              .2500
      220,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6888559                              .2500
      112,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6888577                              .2500
       90,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6888581                              .2500
      336,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      6888605                              .2500
      130,400.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6888609                              .2500
      100,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      6888613                              .2500
      160,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6888619                              .2500
      112,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6888621                              .2500
      200,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6888625                              .2500
      750,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6888629                              .2500
      363,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6888631                              .2500
       95,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6888641                              .2500
      473,200.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6888651                              .2500
      129,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      6888657                              .2500
      207,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6888659                              .2500
      239,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6888661                              .2500
       30,148.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6888671                              .2500
       85,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6888673                              .2500
      194,350.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6888679                              .2500
      352,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6888683                              .2500
      105,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6888699                              .2500
       94,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      6888721                              .2500
      358,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6888725                              .2500
      103,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6888741                              .2500
      164,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6888743                              .2500
      169,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6888753                              .2500
       96,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6888755                              .2500
      169,600.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6889187                              .2500
      186,928.16                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6889297                              .2500
      479,400.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      6889301                              .2500
      283,309.78                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6889659                              .2500
      109,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6890115                              .2500
      209,452.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6891787                              .2500
      591,261.51                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6891789                              .2500
      110,658.19                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      6891791                              .2500
      310,570.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6891793                              .2500
      205,700.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6891799                              .2500
       24,767.45                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      6891801                              .2500
      371,730.75                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6891803                              .2500
       78,697.16                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6891807                              .2500
      368,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6891925                              .2500
      107,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6893247                              .2500
      187,892.01                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6894997                              .2500
      183,900.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6897099                              .2500
       87,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6902722                              .2500
       40,869.10                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      6902780                              .2500
       49,900.19                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6903713                              .2500
      181,465.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6906177                              .2500
      289,750.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6906325                              .2500
      120,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6906359                              .2500
      400,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6907943                              .2500
      263,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6908737                              .2500
      263,600.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6910179                              .2500
       94,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      6910205                              .2500
      161,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      6910207                              .2500
      117,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6910209                              .2500
       60,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6910231                              .2500
       50,400.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6910237                              .2500
      501,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6910243                              .2500
      110,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6910257                              .2500
       56,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6910261                              .2500
      280,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      6910273                              .2500
      238,300.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6910291                              .2500
      374,700.12                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6910295                              .2500
       72,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6910305                              .2500
      140,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6910307                              .2500
      150,100.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6910309                              .2500
       66,800.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6910321                              .2500
      214,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6910327                              .2500
      153,900.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      6910337                              .2500
      208,250.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6910339                              .2500
       67,920.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6910345                              .2500
      281,300.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6910349                              .2500
      184,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6910357                              .2500
       64,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6910367                              .2500
       56,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6910369                              .2500
      100,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6910377                              .2500
       40,800.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      6910409                              .2500
      140,250.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6910736                              .2500
       55,683.28                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6911099                              .2500
      148,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6911101                              .2500
       75,300.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6911119                              .2500
      164,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6911121                              .2500
      161,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6911213                              .2500
      163,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6912035                              .2500
      300,700.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      6913621                              .2500
      121,050.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6914903                              .2500
      160,550.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6914959                              .2500
      102,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6916063                              .2500
      212,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6925289                              .2500
      198,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6927951                              .2500
      544,188.53                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6928665                              .2500
      126,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6932811                              .2500
      432,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      6933319                              .2500
      177,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6933321                              .2500
      196,240.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6933325                              .2500
       84,834.34                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6933329                              .2500
      127,814.11                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6933339                              .2500
       56,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6933343                              .2500
      159,868.85                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6933373                              .2500
       87,300.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6933377                              .2500
      255,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      6933385                              .2500
       61,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6933389                              .2500
       83,700.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6933401                              .2500
      248,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6933417                              .2500
      283,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6933435                              .2500
      251,900.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6933453                              .2500
      440,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6933455                              .2500
      132,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6933459                              .2500
       52,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      6933467                              .2500
      140,400.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6933477                              .2500
       92,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6933479                              .2500
       42,400.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      6934853                              .2500
      243,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6934869                              .2500
      125,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6934905                              .2500
      172,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6934917                              .2500
       63,900.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6936633                              .2500
      299,765.97                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      6937385                              .2500
      507,603.71                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6937958                              .2500
       59,915.03                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6939658                              .2500
       56,170.32                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6939963                              .2500
       92,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6940072                              .2500
       58,417.14                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6940451                              .2500
       72,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6940584                              .2500
       63,659.71                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6943841                              .2500
      259,996.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      6945733                              .2500
      342,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6947837                              .2500
       55,600.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6951883                              .2500
      388,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6952127                              .2500
      483,970.02                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6952205                              .2500
      409,537.47                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      6952421                              .2500
      550,351.37                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6953484                              .2500
      234,558.88                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6957919                              .2500
      112,050.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      6957937                              .2500
       90,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6957971                              .2500
      129,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6957977                              .2500
      102,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6957987                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6958007                              .2500
      204,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6958019                              .2500
      186,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6958023                              .2500
      240,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6958043                              .2500
       46,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      6958045                              .2500
      134,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6958047                              .2500
      225,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6958055                              .2500
      196,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6958081                              .2500
      489,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6958085                              .2500
       48,350.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      6958123                              .2500
      300,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6958125                              .2500
      213,750.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6958129                              .2500
      152,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      6958133                              .2500
      361,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6958153                              .2500
      138,050.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6958391                              .2500
      102,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6958733                              .2500
      138,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6959525                              .2500
      170,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6959969                              .2500
      126,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6962147                              .2500
      148,800.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6962387                              .2500
      137,400.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      6965709                              .2500
      176,159.01                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6969202                              .2500
       79,833.73                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6969261                              .2500
      139,898.66                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6970007                              .2500
      230,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6972779                              .2500
      146,790.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6973580                              .2500
      489,079.94                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6976089                              .2500
      241,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6981849                              .2500
      114,400.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      6981857                              .2500
      195,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6981859                              .2500
      211,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6981879                              .2500
      185,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6981881                              .2500
      171,900.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      6981897                              .2500
       62,400.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6981907                              .2500
       75,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6981937                              .2500
       60,750.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6981955                              .2500
      100,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      6981961                              .2500
      179,100.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6981963                              .2500
      120,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6981965                              .2500
       96,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6981973                              .2500
      182,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6981977                              .2500
      153,300.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6981993                              .2500
      118,150.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      6982017                              .2500
      227,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6982019                              .2500
      155,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      6982051                              .2500
       81,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6982065                              .2500
      124,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6982093                              .2500
      100,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6982097                              .2500
      100,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      6982099                              .2500
      245,655.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6982115                              .2500
      163,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      6982117                              .2500
      136,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6982129                              .2500
      220,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      6982135                              .2500
      107,950.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      6982147                              .2500
      126,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6982266                              .2500
       55,369.32                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6982345                              .2500
      145,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6982349                              .2500
      447,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6982351                              .2500
      172,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6984557                              .2500
      205,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6986137                              .2500
      160,000.00                          .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.7500                         .1200
1



      6986323                              .2500
       90,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      6987495                              .2500
      116,910.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      6987549                              .2500
      324,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6988269                              .2500
      114,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      6988645                              .2500
      396,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6989197                              .2500
      314,754.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6990596                              .2500
      163,092.19                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6990969                              .2500
      155,100.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      6991151                              .2500
      425,424.68                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6991155                              .2500
      324,594.59                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6991159                              .2500
      399,501.02                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6991161                              .2500
      399,404.42                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6991165                              .2500
      380,763.18                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6991167                              .2500
      315,787.97                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      6991171                              .2500
      161,797.91                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      6991175                              .2500
      373,267.85                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      6991179                              .2500
      399,374.03                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      6991917                              .2500
      199,847.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6992597                              .2500
      341,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6994337                              .2500
      148,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6994417                              .2500
      100,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      6995856                              .2500
       47,108.40                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      6996801                              .2500
      225,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      6998201                              .2500
      424,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      6999552                              .2500
      112,889.89                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7001935                              .2500
      340,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7002238                              .2500
      195,677.73                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7002427                              .2500
      176,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7004885                              .2500
      184,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7004895                              .2500
      351,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7004907                              .2500
      176,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7004911                              .2500
      236,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7004933                              .2500
      137,750.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7004945                              .2500
      127,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7004951                              .2500
      240,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7004961                              .2500
      130,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7004963                              .2500
       62,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7004981                              .2500
       93,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7005005                              .2500
      184,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7005029                              .2500
       92,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7005041                              .2500
      137,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7005055                              .2500
      159,750.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7005073                              .2500
      134,800.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7005075                              .2500
      273,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7005259                              .2500
      294,950.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7005307                              .2500
      202,300.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7005315                              .2500
      216,200.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7005323                              .2500
      112,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7010115                              .2500
      340,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7012949                              .2500
      280,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7013069                              .2500
      260,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7015859                              .2500
      106,870.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7016877                              .2500
      116,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7019131                              .2500
      317,700.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7020887                              .2500
      372,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7021315                              .2500
      104,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7022439                              .2500
      223,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7022797                              .2500
       77,400.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7030333                              .2500
      161,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7030879                              .2500
      129,421.55                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7030917                              .2500
      111,928.58                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7030987                              .2500
       39,927.07                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7031007                              .2500
       29,983.61                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      7031031                              .2500
      108,908.43                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      7031061                              .2500
      177,550.41                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      7031155                              .2500
      352,890.51                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7031251                              .2500
      102,915.57                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7031269                              .2500
      104,855.01                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7031271                              .2500
      134,332.21                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7031287                              .2500
       43,968.95                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7031317                              .2500
      148,718.72                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      7031365                              .2500
      147,903.18                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7031605                              .2500
      117,171.33                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7033465                              .2500
      132,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033469                              .2500
      150,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033471                              .2500
      133,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7033479                              .2500
      122,400.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033495                              .2500
      132,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033505                              .2500
      124,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7033511                              .2500
      114,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      7033517                              .2500
      380,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7033525                              .2500
      114,750.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7033529                              .2500
      178,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7033531                              .2500
      140,100.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033537                              .2500
       93,700.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7033541                              .2500
       67,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7033561                              .2500
      169,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033565                              .2500
       96,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7033567                              .2500
      140,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7033571                              .2500
      235,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7033575                              .2500
      115,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7033581                              .2500
       58,800.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7033593                              .2500
      156,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7033597                              .2500
      336,600.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7033599                              .2500
       88,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7033629                              .2500
      112,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7033637                              .2500
      192,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7033661                              .2500
      229,900.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7033663                              .2500
      248,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7033665                              .2500
      298,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7033671                              .2500
      404,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033673                              .2500
      133,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7033689                              .2500
       79,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7033693                              .2500
      133,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7033701                              .2500
      171,950.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7033703                              .2500
      387,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7033707                              .2500
      188,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7033709                              .2500
      150,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7033717                              .2500
      111,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7033735                              .2500
      400,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7033867                              .2500
      233,750.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7034091                              .2500
      108,200.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7034099                              .2500
      156,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7037620                              .2500
       94,721.80                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7041355                              .2500
      155,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7042783                              .2500
      154,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7045121                              .2500
      395,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7045518                              .2500
       49,887.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7045529                              .2500
      152,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7045953                              .2500
      202,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7046103                              .2500
      408,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7046617                              .2500
      173,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7047051                              .2500
      383,695.04                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7047553                              .5000
      345,000.00                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7047565                              .2500
      440,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7047579                              .5000
      372,000.00                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7047581                              .5000
      472,000.00                          .0300
            7.2500                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7047587                              .5000
      600,000.00                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      7047607                              .5000
      368,000.00                          .0300
            7.1250                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7047639                              .5000
      494,400.00                          .0300
            7.1250                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7047659                              .2500
      586,500.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7047667                              .5000
      510,000.00                          .0300
            7.1250                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7047743                              .2500
      535,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7047755                              .5000
      496,000.00                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7048107                              .2500
      347,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7048475                              .2500
      150,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7048583                              .2500
       82,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7057240                              .2500
       89,812.95                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7057253                              .2500
      152,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7057257                              .2500
      337,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7057265                              .2500
      481,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7057269                              .2500
      247,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7057287                              .2500
      575,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7057289                              .2500
      440,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7057297                              .2500
      141,600.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7057303                              .2500
      246,798.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7057305                              .2500
      323,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7057309                              .2500
      120,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7057317                              .2500
      246,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7057335                              .2500
      187,200.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7057343                              .2500
      236,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7057353                              .2500
      137,250.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      7057355                              .2500
      137,250.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7057357                              .2500
      137,250.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7057381                              .2500
      105,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7057385                              .2500
      141,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7057397                              .2500
      173,850.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7057751                              .2500
      100,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7061943                              .2500
      188,758.13                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7061951                              .2500
      137,818.83                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7061955                              .2500
      111,517.75                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7061957                              .2500
      116,008.40                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7061959                              .2500
      120,243.20                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7061967                              .2500
      121,184.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7061969                              .2500
       95,364.75                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7061975                              .2500
      110,968.90                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7061991                              .2500
      139,167.40                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7061993                              .2500
      104,831.58                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7061995                              .2500
      124,809.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7061997                              .2500
      101,836.37                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7061999                              .2500
       96,848.18                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062007                              .2500
      168,748.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062009                              .2500
       95,645.50                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062017                              .2500
      133,776.87                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062019                              .2500
      303,765.12                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062025                              .2500
       98,142.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7062031                              .2500
      111,609.67                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062033                              .2500
      160,754.23                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062035                              .2500
      105,838.18                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062037                              .2500
      134,818.22                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7062047                              .2500
       98,963.69                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062059                              .2500
      137,167.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062065                              .2500
      170,045.88                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062079                              .2500
      184,238.70                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7062081                              .2500
      122,217.75                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062083                              .2500
      168,381.24                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7062107                              .2500
       95,768.32                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062115                              .2500
      108,540.51                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7062117                              .2500
      112,818.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062125                              .2500
      202,545.19                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062127                              .2500
      141,681.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062129                              .2500
      141,681.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7062131                              .2500
      189,539.75                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062135                              .2500
      149,436.34                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062137                              .2500
      174,795.79                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7062149                              .2500
      111,157.57                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7062151                              .2500
      143,780.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062167                              .2500
       97,185.32                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062175                              .2500
      239,448.76                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062177                              .2500
       92,251.78                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7062179                              .2500
       93,797.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7062183                              .2500
      132,433.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062203                              .2500
      149,672.21                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7062211                              .2500
      127,747.09                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7062221                              .2500
      147,660.06                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062227                              .2500
      104,758.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062239                              .2500
      120,819.84                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062241                              .2500
      102,836.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7062243                              .2500
      230,469.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062245                              .2500
      125,593.34                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062247                              .2500
       90,857.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062249                              .2500
      181,103.39                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7062251                              .2500
      247,621.42                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062265                              .2500
      115,770.80                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7062269                              .2500
      206,519.92                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062271                              .2500
      129,801.55                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7062275                              .2500
      317,999.51                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062277                              .2500
      331,717.13                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062279                              .2500
      112,947.22                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062281                              .2500
      140,655.48                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062283                              .2500
       99,847.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062289                              .2500
      247,611.89                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062291                              .2500
      139,780.90                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062299                              .2500
      300,009.35                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7062303                              .2500
       95,776.58                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7062305                              .2500
      122,225.56                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062311                              .2500
      122,180.20                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062315                              .2500
       91,808.79                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062319                              .2500
      169,051.31                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062325                              .2500
      127,373.24                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062327                              .2500
      199,370.21                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7062331                              .2500
      113,434.58                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7062333                              .2500
      168,889.04                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7062345                              .2500
      275,589.04                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7062351                              .2500
       93,677.01                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7062365                              .2500
      274,558.86                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062369                              .2500
       95,291.49                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7062389                              .2500
      136,306.70                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7062391                              .2500
      109,652.15                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7062393                              .2500
       92,841.19                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7062401                              .2500
      150,531.09                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7062403                              .2500
      135,253.30                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7062409                              .2500
      119,279.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7062419                              .2500
      113,533.35                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7064749                              .2500
      487,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7066651                              .2500
      415,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7067157                              .2500
      184,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7067938                              .2500
       53,995.70                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7070275                              .2500
      390,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7070381                              .2500
      529,243.67                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7070397                              .2500
      817,353.59                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7070425                              .2500
      524,178.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7070489                              .2500
      359,473.33                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070493                              .2500
      355,483.03                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070497                              .2500
      339,204.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7070499                              .2500
      119,842.47                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7070501                              .2500
      105,715.39                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7070507                              .2500
      395,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7070509                              .2500
      399,389.37                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7070515                              .2500
      313,757.17                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7070521                              .2500
      545,057.35                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070523                              .2500
      383,755.13                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070525                              .2500
      332,105.95                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7070527                              .2500
      325,762.13                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7070533                              .2500
      344,499.01                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070537                              .2500
      508,203.46                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7070539                              .2500
      268,604.74                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070541                              .2500
      277,661.52                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7070543                              .2500
      284,154.08                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7070545                              .2500
      401,004.12                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7070549                              .2500
      277,644.22                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070553                              .2500
      156,657.45                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      7070555                              .2500
      274,833.40                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7070563                              .2500
      343,757.21                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7070565                              .2500
      415,698.90                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070573                              .2500
      110,329.60                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070575                              .2500
      365,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7070577                              .2500
      509,097.19                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7070579                              .2500
      329,090.01                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070585                              .2500
      345,889.06                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7070589                              .2500
      350,000.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7070591                              .2500
      245,534.66                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070595                              .2500
      406,105.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070603                              .2500
       99,827.32                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7070611                              .2500
      303,806.14                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070613                              .2500
      399,751.38                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7070617                              .2500
      380,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070627                              .2500
      320,755.74                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7070629                              .2500
      325,127.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7070651                              .2500
      374,741.92                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7070655                              .2500
      560,899.22                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7070659                              .2500
      387,764.94                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7070663                              .2500
      449,640.14                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7070673                              .2500
      143,688.20                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7070675                              .2500
      159,994.99                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070679                              .2500
      109,198.99                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7070685                              .2500
      194,750.46                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070687                              .2500
      161,992.75                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7070689                              .2500
       97,075.59                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7070697                              .2500
      189,881.90                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7070699                              .2500
      127,909.66                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7070701                              .2500
      152,818.69                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7070703                              .2500
      121,317.33                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7070707                              .2500
      113,782.78                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      7070713                              .2500
      289,231.85                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7070715                              .2500
      145,350.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7071555                              .2500
      344,730.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071557                              .2500
      294,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7071559                              .2500
      145,699.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7071563                              .2500
      164,316.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7071567                              .2500
      294,980.91                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7071575                              .2500
      164,671.44                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7071577                              .2500
      162,626.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7071579                              .2500
      429,690.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7071585                              .2500
      396,712.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7071595                              .2500
      354,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071601                              .2500
      119,923.47                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7071603                              .2500
       96,920.48                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7071605                              .2500
      122,165.87                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7071607                              .2500
      100,430.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7071617                              .2500
      604,539.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7071627                              .2500
       94,878.42                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7071631                              .2500
      263,804.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7071633                              .2500
      267,296.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7071635                              .2500
       99,936.23                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7071639                              .2500
      622,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071641                              .2500
      224,811.62                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7071643                              .2500
      279,821.45                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7071645                              .2500
      157,374.05                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7071655                              .2500
       94,429.87                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7071657                              .2500
      206,821.78                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7071659                              .2500
      155,378.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071661                              .2500
      160,677.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7071663                              .2500
      140,884.42                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7071671                              .2500
      263,761.35                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7071673                              .2500
      115,107.87                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7071675                              .2500
      405,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071679                              .2500
      200,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7071691                              .2500
      122,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7071693                              .2500
      255,800.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071697                              .2500
      154,839.01                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7071705                              .2500
      310,575.05                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7071709                              .2500
      160,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7071711                              .2500
      175,869.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7071713                              .2500
      364,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7071715                              .2500
      365,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7071717                              .2500
       97,329.50                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7071719                              .2500
      135,791.32                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7072972                              .2500
      172,430.82                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7073759                              .2500
      304,400.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7075465                              .2500
      365,750.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7076391                              .2500
      104,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7076782                              .2500
      585,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7077423                              .2500
      138,348.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7078780                              .2500
      384,219.83                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7079977                              .2500
      135,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7082301                              .2500
      247,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7082513                              .2500
       54,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7082515                              .2500
       63,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7083043                              .2500
      626,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7083049                              .2500
      161,150.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7083057                              .2500
      210,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7083069                              .2500
      167,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7083071                              .2500
      161,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7083081                              .2500
      335,700.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7083087                              .2500
      108,750.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7083101                              .2500
      159,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7083109                              .2500
      160,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7083139                              .2500
       88,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7083143                              .2500
       36,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7083167                              .2500
      193,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7083193                              .2500
      315,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7083197                              .2500
      352,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7083203                              .2500
      216,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7083213                              .2500
      384,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7083223                              .2500
       88,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7083251                              .2500
      165,600.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7083253                              .2500
      112,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7083257                              .2500
      114,400.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7083261                              .2500
      113,600.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7083263                              .2500
      114,300.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7087715                              .2500
    1,000,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7088315                              .2500
      240,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7088387                              .2500
      100,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7090971                              .2500
      132,000.01                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7091367                              .2500
      222,621.83                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7091369                              .2500
      399,180.52                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7091373                              .2500
      282,784.66                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7091377                              .2500
      163,889.95                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7091379                              .2500
      456,634.54                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7091381                              .2500
      182,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7091383                              .2500
      132,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7091389                              .2500
      220,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7091393                              .2500
      231,809.82                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7091397                              .2500
      248,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7091399                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7091401                              .2500
      177,150.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7091403                              .2500
      136,900.84                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7091407                              .2500
      323,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7091409                              .2500
      317,600.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      7095345                              .2500
      102,800.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7095351                              .2500
      299,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7095375                              .2500
      117,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7095381                              .2500
      128,100.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7095505                              .2500
      227,050.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7098643                              .2500
       94,200.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7098742                              .2500
      420,041.01                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7101496                              .2500
      130,401.17                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7102477                              .2500
      162,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7103215                              .2500
       91,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7105408                              .2500
       38,910.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106331                              .2500
      235,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106383                              .2500
      273,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7106391                              .2500
      139,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7106395                              .2500
      117,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7106403                              .2500
      175,250.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7106411                              .2500
      149,850.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7106415                              .2500
      283,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106419                              .2500
      320,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7106421                              .2500
       95,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106423                              .2500
      122,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7106445                              .2500
      134,615.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7106457                              .2500
      116,910.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7106467                              .2500
      114,300.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7106473                              .2500
      130,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7106495                              .2500
      207,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7106505                              .2500
      275,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106509                              .2500
      142,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7106517                              .2500
      300,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7106539                              .2500
      110,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7106579                              .2500
      125,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7106595                              .2500
      150,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7106617                              .2500
      100,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7106621                              .2500
      152,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106625                              .2500
      134,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7106655                              .2500
       98,400.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7106661                              .2500
       58,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7108472                              .2500
       99,932.91                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7108971                              .2500
      166,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7109484                              .2500
      414,659.82                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      7110731                              .2500
      235,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7111625                              .2500
      365,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7114875                              .2500
      169,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7116419                              .2500
      510,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7118905                              .2500
      153,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7121193                              .2500
      204,300.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7128179                              .2500
       93,750.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7128181                              .2500
      152,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7128187                              .2500
    1,000,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7128191                              .2500
      165,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7128215                              .2500
      237,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128221                              .2500
      129,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128233                              .2500
       80,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128241                              .2500
      340,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7128257                              .2500
      110,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7128265                              .2500
       99,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7128269                              .2500
       92,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7128277                              .2500
      115,100.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7128293                              .2500
      157,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7128301                              .2500
      530,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7128307                              .2500
       96,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7128327                              .2500
      129,500.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7128341                              .2500
      185,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7128363                              .2500
      154,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7128365                              .2500
      184,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7128369                              .2500
      436,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128373                              .2500
      416,250.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128389                              .2500
      236,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7128403                              .2500
       97,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7128405                              .2500
      292,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128413                              .2500
      164,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7128803                              .2500
      114,300.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7128811                              .2500
       82,400.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7128829                              .2500
       74,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128831                              .2500
       79,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7128843                              .2500
      140,400.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7128857                              .2500
      105,250.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7128859                              .2500
       99,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7128867                              .2500
      108,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7128873                              .2500
      136,900.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7128881                              .2500
      271,300.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7130585                              .2500
      151,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7132479                              .2500
      100,700.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7133633                              .2500
      192,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7134745                              .2500
       99,650.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7142194                              .2500
      239,225.45                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7142242                              .2500
      471,348.21                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7144425                              .2500
      131,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7145290                              .2500
      101,807.84                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146749                              .2500
      121,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7146763                              .2500
      252,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7146787                              .2500
      206,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146791                              .2500
      124,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7146795                              .2500
      305,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146815                              .2500
       48,000.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7146819                              .2500
      256,025.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7146829                              .2500
      200,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7146831                              .2500
      147,250.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7146837                              .2500
      332,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146843                              .2500
      161,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7146857                              .2500
       84,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7146867                              .2500
      256,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146895                              .2500
       90,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7146899                              .2500
      158,275.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      7146903                              .2500
      110,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7146907                              .2500
      109,650.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7146909                              .2500
      109,650.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7146925                              .2500
      223,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146931                              .2500
      400,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7146953                              .2500
      109,650.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7146957                              .2500
      136,700.00                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      7146959                              .2500
      266,050.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7146965                              .2500
      100,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7146967                              .2500
      420,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7146977                              .2500
      131,200.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7146985                              .2500
      172,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7146991                              .2500
       52,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7147009                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7147013                              .2500
      149,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7147045                              .2500
      153,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7147511                              .2500
      442,019.10                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7147517                              .2500
      170,434.39                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7147991                              .2500
      316,840.07                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7152433                              .2500
      315,050.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7155908                              .2500
       56,619.70                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7156434                              .2500
      585,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7157615                              .2500
      146,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7159916                              .2500
       89,875.71                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7160472                              .2500
       48,420.25                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7161859                              .2500
      152,550.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7161861                              .2500
      306,400.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7168067                              .2500
      285,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7168071                              .2500
      128,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7168103                              .2500
      157,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7168111                              .2500
      112,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7168145                              .2500
      348,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7168177                              .2500
      166,155.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7168183                              .2500
      330,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7168197                              .2500
       90,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7168199                              .2500
      103,650.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7168203                              .2500
      208,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7168207                              .2500
      158,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7168213                              .2500
      183,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7168255                              .2500
      196,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7168257                              .2500
       68,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7168259                              .2500
      154,350.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7168283                              .2500
      258,400.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7168293                              .2500
      228,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7168309                              .2500
      253,150.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7168311                              .2500
      226,700.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7168327                              .2500
      256,100.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7168963                              .2500
      154,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7169005                              .2500
      132,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7173657                              .2500
      287,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7175425                              .2500
      588,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7182511                              .2500
      344,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7184882                              .2500
       54,215.54                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7187607                              .2500
      180,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7189542                              .2500
      203,696.25                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7193945                              .2500
      400,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7195243                              .2500
      178,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7195245                              .2500
      399,900.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7195259                              .2500
      205,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7195261                              .2500
       33,559.59                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7195271                              .2500
      210,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7195279                              .2500
       97,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7195289                              .2500
      324,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7195295                              .2500
      243,150.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7195309                              .2500
      124,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7195329                              .2500
      175,750.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7195341                              .2500
      243,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7195347                              .2500
      450,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7195353                              .2500
       48,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7195379                              .2500
      574,950.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7195393                              .2500
      122,400.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7195403                              .2500
      148,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7195439                              .2500
      124,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7195463                              .2500
      125,400.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7195489                              .2500
      132,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7195505                              .2500
      127,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7195529                              .2500
      220,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7195545                              .2500
      320,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7195553                              .2500
      170,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7195561                              .2500
      275,900.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7195597                              .2500
       68,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7195609                              .2500
      128,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7195633                              .2500
      520,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7195635                              .2500
      175,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7195637                              .2500
      340,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7196207                              .2500
      138,300.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7196213                              .2500
      232,700.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7196219                              .2500
       96,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7196225                              .2500
      207,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7196227                              .2500
      224,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7196231                              .2500
      214,700.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7204684                              .2500
       49,824.31                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7209330                              .2500
       36,986.02                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7210215                              .2500
      192,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7211010                              .2500
      151,890.41                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7215218                              .2500
      101,509.05                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      7215602                              .2500
      257,843.70                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7219073                              .2500
       93,100.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7219077                              .2500
      121,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7219099                              .2500
      136,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7219117                              .2500
      176,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7219119                              .2500
      256,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7219135                              .2500
      123,920.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7219149                              .2500
      257,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7219161                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7219215                              .2500
      104,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7219217                              .2500
      104,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7219233                              .2500
       97,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7219253                              .2500
      124,800.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7219255                              .2500
      196,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7219271                              .2500
      184,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7219295                              .2500
      116,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7219305                              .2500
      548,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7219307                              .2500
      117,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7219335                              .2500
      340,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7219345                              .2500
      100,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7219657                              .2500
      171,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7219671                              .2500
      218,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7219673                              .2500
      136,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7223046                              .2500
      231,480.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7223431                              .2500
      313,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7228518                              .2500
       96,772.79                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7230453                              .2500
      159,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7231359                              .2500
      132,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7232469                              .2500
      240,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7234726                              .2500
       89,468.01                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7240123                              .2500
      204,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7245925                              .2500
      152,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7245927                              .2500
      321,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7245939                              .2500
      111,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7245971                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7245991                              .2500
      106,160.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7245995                              .2500
      131,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7246053                              .2500
      154,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7246065                              .2500
      108,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7246069                              .2500
      106,160.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7246105                              .2500
      170,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7246129                              .2500
      108,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7247717                              .2500
      167,300.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7250856                              .2500
       99,868.72                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7251189                              .2500
      433,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7256256                              .2500
       41,345.66                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7258954                              .2500
      445,618.05                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7260350                              .2500
      256,134.27                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7260939                              .2500
      650,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7261619                              .2500
      124,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7267772                              .2500
      154,785.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7270368                              .2500
       79,837.87                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7272345                              .2500
      171,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7272357                              .2500
       98,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7272421                              .2500
      487,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7272429                              .2500
      105,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7272443                              .2500
       91,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7272467                              .2500
      134,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7272471                              .2500
      168,750.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7272511                              .2500
      121,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7272513                              .2500
      224,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7272519                              .2500
      104,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7283168                              .2500
      373,828.47                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7286565                              .2500
      100,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7286985                              .2500
      321,650.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7289922                              .2500
       76,404.56                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7292330                              .2500
      323,467.29                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7293110                              .2500
       42,696.67                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7294641                              .2500
      131,779.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7294651                              .2500
      115,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7294681                              .2500
      170,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7294711                              .2500
      240,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      7294725                              .2500
      119,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7294997                              .2500
      146,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7295023                              .2500
      117,800.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7295025                              .2500
      144,200.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7319739                              .2500
      194,350.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7319753                              .2500
      131,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7319761                              .2500
      132,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7319763                              .2500
      294,300.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7319777                              .2500
      128,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7319779                              .2500
      180,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7319789                              .2500
      260,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7319791                              .2500
      258,750.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7319823                              .2500
      182,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7319837                              .2500
      299,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7319845                              .2500
      205,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7319889                              .2500
       91,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7319891                              .2500
      178,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7320989                              .2500
      179,781.13                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7320991                              .2500
      283,408.46                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7320999                              .2500
      299,635.21                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321001                              .2500
      152,877.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7321009                              .2500
      104,851.29                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7321013                              .2500
      491,401.77                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321017                              .2500
      270,483.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7321021                              .2500
      193,376.40                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7321031                              .2500
      149,765.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7321033                              .2500
      175,817.51                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7321035                              .2500
      157,318.10                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7321037                              .2500
      157,318.10                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7321039                              .2500
      123,142.20                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321043                              .2500
      150,806.76                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321047                              .2500
      225,695.71                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7321053                              .2500
      263,573.55                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7321055                              .2500
      195,523.92                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7321061                              .2500
      151,025.37                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7321065                              .2500
      150,698.60                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7321067                              .2500
      201,221.50                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321069                              .2500
      148,300.06                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7321071                              .2500
      125,231.52                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7321075                              .2500
      139,391.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7321077                              .2500
      135,509.25                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321081                              .2500
      154,685.11                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321083                              .2500
      183,482.92                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321085                              .2500
      121,424.48                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7321087                              .2500
      148,324.01                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7321097                              .2500
      134,918.21                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321107                              .2500
      101,173.62                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7321109                              .2500
      103,370.87                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      7321111                              .2500
      649,056.11                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7321113                              .2500
      239,708.15                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7321115                              .2500
      159,779.04                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321117                              .2500
      141,813.59                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7321123                              .2500
      105,807.33                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7321139                              .2500
      255,219.41                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321141                              .2500
      278,594.16                          .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      7321143                              .2500
      128,901.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7321147                              .2500
      247,047.33                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7321149                              .2500
      152,422.23                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7321155                              .2500
      238,210.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321157                              .2500
      117,824.29                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321161                              .2500
      115,026.54                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321165                              .2500
      141,652.44                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321167                              .2500
      187,071.17                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321175                              .2500
      255,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7321177                              .2500
      131,831.06                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321179                              .2500
      170,792.07                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321181                              .2500
      132,630.04                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321183                              .2500
      136,296.91                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7321185                              .2500
      121,238.06                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7321187                              .2500
      380,287.27                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7321191                              .2500
      211,363.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321195                              .2500
      173,538.73                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      7321197                              .2500
      324,458.60                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7321203                              .2500
      125,910.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7321207                              .2500
      115,918.11                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7321213                              .2500
      298,636.43                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321215                              .2500
      105,474.85                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7321223                              .2500
      548,549.98                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7321225                              .2500
      152,364.51                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321227                              .2500
      189,338.16                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7321231                              .2500
      107,934.98                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7321233                              .2500
      139,811.48                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7321235                              .2500
      117,847.11                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7321243                              .2500
      197,753.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7321245                              .2500
      114,656.78                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7321247                              .2500
      211,229.34                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7321249                              .2500
      115,827.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321259                              .2500
      249,654.77                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7321261                              .2500
      267,800.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321267                              .2500
      308,323.63                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321271                              .2500
      330,429.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7321275                              .2500
      199,869.17                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7321277                              .2500
      499,392.05                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321285                              .2500
      211,350.73                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7321301                              .2500
      134,520.54                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      7321307                              .2500
      249,627.76                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7321309                              .2500
      222,941.03                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321313                              .2500
      244,725.86                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7321317                              .2500
      448,728.60                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7321319                              .2500
      115,858.96                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7321321                              .2500
      319,523.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7321323                              .2500
      117,897.81                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7321325                              .2500
      212,475.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7321327                              .2500
      199,769.02                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700
1



      7321331                              .2500
      168,742.03                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7321337                              .2500
      279,776.09                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7325199                              .2500
      342,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7330979                              .5000
      634,479.50                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7331071                              .3750
      439,200.00                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7331101                              .3750
      570,000.00                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7331127                              .3750
      492,000.00                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7331167                              .5000
      600,000.00                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      7331175                              .5000
      427,500.00                          .0300
            7.2500                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7331179                              .2500
      420,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7331235                              .3750
      435,000.00                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7331275                              .2500
      416,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7337966                              .2500
       97,937.50                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7339862                              .2500
      240,042.42                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7341720                              .2500
       85,387.76                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7343179                              .2500
      533,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7345676                              .2500
       93,366.77                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7345692                              .2500
      241,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7346813                              .2500
      103,600.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7346911                              .2500
      108,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7346943                              .2500
      185,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7347825                              .2500
      232,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348351                              .2500
      143,402.87                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7348645                              .2500
      164,683.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7348647                              .2500
      111,225.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348649                              .2500
      111,425.35                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348651                              .2500
      131,247.53                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348665                              .2500
       98,848.87                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7348677                              .2500
      147,741.61                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7348685                              .2500
      115,916.03                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348687                              .2500
      128,218.15                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7348693                              .2500
      109,414.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7348699                              .2500
       95,860.60                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348713                              .2500
       90,101.70                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7348721                              .2500
      204,847.86                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348729                              .2500
      378,157.28                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348731                              .2500
      379,419.92                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7348735                              .2500
      131,714.15                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7348745                              .2500
      150,286.71                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7348747                              .2500
       95,860.58                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7348749                              .2500
      161,764.75                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348755                              .2500
      184,703.24                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7348761                              .2500
      116,713.31                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348763                              .2500
       99,925.75                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7348771                              .2500
      110,830.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7348773                              .2500
      158,962.96                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348779                              .2500
      156,061.39                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7348783                              .2500
       96,855.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7348787                              .2500
      300,252.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348791                              .2500
      143,769.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7348793                              .2500
      231,654.56                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348795                              .2500
      269,566.87                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7348799                              .2500
      131,213.91                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7348803                              .2500
      169,883.01                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7348811                              .2500
      127,625.48                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348813                              .2500
      176,685.23                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7348823                              .2500
       93,584.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7348825                              .2500
      113,335.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348827                              .2500
      174,739.43                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348837                              .2500
      156,566.53                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348855                              .2500
       94,359.30                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348859                              .2500
      176,168.42                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7348863                              .2500
      103,249.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348869                              .2500
       90,785.54                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7348871                              .2500
      171,722.46                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348873                              .2500
      135,738.27                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7348877                              .2500
      193,232.79                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7348879                              .2500
      118,214.71                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348897                              .2500
       93,386.30                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7348915                              .2500
      118,827.19                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348917                              .2500
      154,785.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7348919                              .2500
      139,801.74                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7348923                              .2500
      142,831.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7348927                              .2500
      106,053.34                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7348933                              .2500
      149,382.76                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7348957                              .2500
      273,780.89                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7348961                              .2500
      127,037.20                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7348965                              .2500
      123,913.45                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7348975                              .2500
       94,379.06                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7348977                              .2500
      125,802.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7348979                              .2500
      137,284.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348981                              .2500
      127,450.24                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348983                              .2500
      142,925.97                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7348985                              .2500
       95,977.02                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7349003                              .2500
      113,830.25                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7349007                              .2500
      138,553.49                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349011                              .2500
      103,916.83                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7349015                              .2500
      159,889.88                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7349019                              .2500
      144,184.99                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7349027                              .2500
      123,824.38                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349029                              .2500
      112,416.51                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7349031                              .2500
      106,126.91                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7349033                              .2500
      136,256.16                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7349039                              .2500
      134,788.74                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7349041                              .2500
      250,448.73                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7349047                              .2500
      216,660.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7349049                              .2500
      104,835.68                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7349057                              .2500
      160,760.27                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7349059                              .2500
       95,849.77                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7349061                              .2500
      111,429.62                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7349063                              .2500
      155,140.42                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349073                              .2500
       99,851.12                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7349075                              .2500
      259,631.79                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349077                              .2500
      259,631.79                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7349097                              .2500
      143,725.69                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7349101                              .2500
      105,878.08                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7349103                              .2500
      123,726.90                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7349107                              .2500
      134,827.24                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7349113                              .2500
      215,594.24                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349115                              .2500
      115,477.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349123                              .2500
      125,830.36                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7349131                              .2500
      103,837.23                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7349137                              .2500
      206,735.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7349139                              .2500
      202,240.85                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7349143                              .2500
      122,812.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7349145                              .2500
      130,809.77                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7349147                              .2500
      122,812.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7349149                              .2500
      127,712.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7349153                              .2500
      107,551.27                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7349155                              .2500
      107,059.27                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7349157                              .2500
      131,906.83                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349175                              .2500
       95,932.24                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7349179                              .2500
      125,381.99                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7349391                              .2500
      112,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7355288                              .2500
       48,543.87                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      7363826                              .2500
       39,936.63                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      7363842                              .2500
       49,903.67                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7363846                              .2500
       34,892.47                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7369410                              .2500
      459,348.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7370696                              .2500
      541,251.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7373038                              .2500
       49,936.02                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7374642                              .2500
      163,761.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7379642                              .2500
      103,852.72                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7383576                              .2500
       29,954.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7390220                              .2500
       91,158.63                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7398585                              .2500
      214,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7403336                              .2500
      241,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7431517                              .2500
      445,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7439592                              .2500
       71,905.48                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7440084                              .2500
      119,807.49                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7441400                              .2500
      114,341.88                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7441716                              .2500
      190,708.43                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7441858                              .2500
      100,667.67                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7444142                              .2500
       87,883.54                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7447914                              .2500
      152,657.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7448580                              .2500
      300,463.03                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7449344                              .2500
      155,767.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7449594                              .2500
      150,107.64                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7452886                              .2500
      271,738.79                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7459644                              .2500
      127,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7459752                              .2500
       69,945.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7463432                              .2500
      169,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7468404                              .2500
       51,961.41                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7473544                              .2500
       25,986.63                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7473554                              .2500
      134,524.10                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7473560                              .2500
       43,915.24                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7473584                              .2500
       49,580.05                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7473632                              .2500
       54,149.01                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7473660                              .2500
       49,871.12                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7473662                              .2500
       31,436.16                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7473692                              .2500
       49,896.08                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7473730                              .2500
       29,324.26                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7475694                              .2500
      387,059.17                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7477596                              .2500
       27,724.62                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7477678                              .2500
       36,877.59                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7477706                              .2500
       53,754.76                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7477784                              .2500
       49,365.79                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7477806                              .2500
       46,373.90                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7477848                              .2500
       47,820.74                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      7486228                              .2500
       39,851.48                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7486758                              .2500
      452,236.66                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7487888                              .2500
       39,950.65                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7491348                              .2500
       68,686.87                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7494820                              .2500
      466,287.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7501994                              .2500
       58,858.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7502681                              .2500
      137,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7504548                              .2500
       43,929.41                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7507824                              .2500
      147,890.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7508046                              .2500
       62,000.37                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7511092                              .2500
       51,134.12                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7512794                              .2500
       41,939.02                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7512820                              .2500
       94,428.49                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7513584                              .2500
      159,779.04                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7521402                              .2500
      116,825.45                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7522142                              .2500
      110,134.98                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7522468                              .2500
      174,712.27                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7535844                              .2500
       53,929.12                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7537100                              .2500
      232,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7538328                              .2500
      191,717.87                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7540110                              .2500
      118,913.88                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7540288                              .2500
      107,850.87                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7542900                              .2500
       63,405.44                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7546900                              .2500
      494,165.89                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7556420                              .2500
       51,920.62                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7556586                              .2500
       51,924.50                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7558032                              .2500
      109,909.83                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7560806                              .2500
       88,743.37                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7565432                              .2500
       51,134.48                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7574514                              .2500
      187,266.09                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7578270                              .2500
      179,852.46                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      7584276                              .2500
       89,500.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7584412                              .2500
       82,330.26                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7585280                              .2500
       49,313.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7585348                              .2500
       85,279.63                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7585366                              .2500
      102,235.85                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7588232                              .2500
      184,151.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7588864                              .2500
       65,658.10                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7590520                              .2500
      145,894.33                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7603148                              .2500
      119,901.64                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7616496                              .2500
       90,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7622408                              .2500
      150,860.55                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7626306                              .2500
      102,529.39                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7634042                              .2500
       47,213.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7648124                              .2500
      330,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7652770                              .2500
      171,200.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7654844                              .2500
      233,600.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7669554                              .2500
       44,927.82                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7679382                              .2500
      300,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7680512                              .2500
      299,747.96                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7684208                              .2500
       86,443.84                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7686182                              .2500
       84,741.64                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7686652                              .2500
      103,928.43                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7690050                              .2500
      104,920.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7694930                              .2500
      399,710.50                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7695016                              .2500
       55,047.24                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7703576                              .2500
      375,234.97                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7703984                              .2500
      292,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7704762                              .2500
       87,943.89                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7708216                              .2500
       51,822.76                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7713400                              .2500
       51,933.45                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7713904                              .2500
      142,699.21                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7713950                              .2500
       47,668.80                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      7716000                              .2500
       98,936.88                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7719562                              .2500
      113,321.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7729588                              .2500
      154,882.05                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7730034                              .2500
      226,231.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7731166                              .2500
       68,356.38                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7731710                              .2500
       95,787.30                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7733850                              .2500
       67,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7736126                              .2500
       82,943.41                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      7736132                              .2500
       85,738.41                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7736136                              .2500
       49,937.62                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7736668                              .2500
       41,662.97                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7737020                              .2500
       47,667.99                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7738298                              .2500
      160,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7739814                              .2500
      151,371.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7739850                              .2500
       21,098.18                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7739852                              .2500
       39,032.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7739862                              .2500
       43,376.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7739866                              .2500
       54,614.24                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7739882                              .2500
       33,890.05                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7739884                              .2500
       49,886.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7739924                              .2500
       47,177.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7739928                              .2500
       47,740.26                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7739952                              .2500
       31,136.76                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7739954                              .2500
       48,863.75                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7739956                              .2500
       45,872.10                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7739958                              .2500
       55,481.49                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7739962                              .2500
       37,532.17                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7739964                              .2500
       44,896.62                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7739996                              .2500
       49,365.79                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7740014                              .2500
       46,883.73                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7740048                              .2500
       44,854.74                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7740052                              .2500
       34,997.39                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      7740064                              .2500
       43,070.51                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7740070                              .2500
       48,468.24                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7740090                              .2500
       47,368.92                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7740112                              .2500
       47,863.16                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7740130                              .2500
       39,517.71                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7740144                              .2500
       52,493.38                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7740152                              .2500
       41,869.44                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7740154                              .2500
       43,407.30                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7740158                              .2500
       50,120.47                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7740206                              .2500
       51,130.32                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7740208                              .2500
       51,671.87                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7740210                              .2500
       49,876.34                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7740212                              .2500
       49,876.34                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7740238                              .2500
       39,918.94                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7740240                              .2500
       43,910.83                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7740248                              .2500
       49,594.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7740252                              .2500
       55,678.07                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7740264                              .2500
       28,713.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7740278                              .2500
       51,636.93                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7740286                              .2500
       49,362.39                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7740290                              .2500
       25,080.10                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7740874                              .2500
      170,875.26                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7741492                              .2500
       55,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7745326                              .2500
       40,968.80                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7749190                              .2500
      249,450.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7752404                              .2500
       66,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7753894                              .2500
      139,920.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7759372                              .2500
      411,500.20                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7761572                              .2500
      151,887.19                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7763222                              .2500
      176,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7766042                              .2500
       42,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7766070                              .2500
      103,918.86                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7770538                              .2500
      102,084.86                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7780700                              .2500
      118,608.03                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7781156                              .2500
      142,885.64                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7784700                              .2500
      321,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7786496                              .2500
       54,458.53                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7791686                              .2500
      273,796.65                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7793654                              .2500
      114,750.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7794172                              .2500
       69,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7794696                              .2500
      266,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7797278                              .2500
      219,840.77                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7803356                              .2500
       45,372.49                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7803512                              .2500
       55,761.60                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7803526                              .2500
       49,470.01                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7806414                              .2500
       53,959.92                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7812784                              .2500
       37,919.01                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7812810                              .2500
       54,627.34                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7812878                              .2500
       34,902.76                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7812882                              .2500
       50,307.73                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7812904                              .2500
       42,838.42                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7812942                              .2500
       34,917.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7812962                              .2500
       51,886.39                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7812986                              .2500
       31,881.89                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7813010                              .2500
       42,893.61                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7813030                              .2500
       49,863.64                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      7813032                              .2500
       49,863.64                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      7813064                              .2500
       93,390.29                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7813078                              .2500
       53,780.37                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7813090                              .2500
       48,687.92                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813092                              .2500
       50,284.21                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813094                              .2500
       51,880.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813096                              .2500
       51,992.99                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7813112                              .2500
       64,921.02                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      7813126                              .2500
       35,745.83                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7813142                              .2500
      224,415.56                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      7813220                              .2500
       38,621.57                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7813226                              .2500
       41,313.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7813234                              .2500
       39,916.87                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7813270                              .2500
       50,058.49                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      7813286                              .2500
       55,868.29                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7813300                              .2500
       52,476.13                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7813302                              .2500
       47,886.97                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7813340                              .2500
       49,890.74                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7813342                              .2500
       44,893.04                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813344                              .2500
       44,895.14                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813390                              .2500
       35,627.64                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7813404                              .2500
       54,896.73                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7813416                              .2500
       39,523.73                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7813418                              .2500
       40,862.70                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7813436                              .2500
       40,406.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813444                              .2500
       54,271.90                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7813484                              .2500
       42,806.27                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7813500                              .2500
       49,483.46                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7813522                              .2500
       54,833.05                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7813562                              .2500
       45,088.19                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7816918                              .2500
      185,455.21                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7819490                              .2500
       99,316.49                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      7821564                              .2500
      183,866.83                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7824326                              .2500
      310,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7827344                              .2500
      133,308.12                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7827692                              .2500
      224,833.02                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7827956                              .2500
       90,027.94                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7828474                              .2500
       61,539.91                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7830106                              .2500
      170,875.26                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7831320                              .2500
       99,571.05                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7831840                              .2500
      170,873.09                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7832214                              .2500
       50,965.78                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7832302                              .2500
       66,647.47                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7832606                              .2500
       66,557.54                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7832864                              .2500
      131,102.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7839288                              .2500
       50,162.74                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7840606                              .2500
       65,652.44                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7843486                              .2500
       87,943.88                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7846690                              .2500
      191,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7847010                              .2500
       98,935.24                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7847182                              .2500
       19,987.57                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7847186                              .2500
       71,945.21                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7849680                              .2500
      143,790.88                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7849990                              .2500
       99,920.03                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7852786                              .2500
      204,836.07                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7856498                              .2500
      319,762.51                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7865184                              .2500
      399,710.49                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7868172                              .2500
      390,687.32                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7873648                              .2500
       57,172.92                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7873650                              .2500
       58,870.04                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7873652                              .2500
       63,845.88                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7873668                              .2500
       51,168.99                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7873688                              .2500
       46,715.31                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7873740                              .2500
      131,909.16                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7873842                              .2500
       64,550.84                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7873850                              .2500
       63,957.06                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7875368                              .2500
       37,701.53                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7877014                              .2500
       95,137.72                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7877992                              .2500
      131,166.30                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7881166                              .2500
      107,917.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7881508                              .2500
       80,048.93                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7885070                              .2500
       92,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7885642                              .2500
       96,235.38                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7888188                              .2500
      334,181.26                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7890492                              .2500
      139,096.69                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7890508                              .2500
       39,925.80                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      7890554                              .2500
       94,929.50                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7890598                              .2500
       51,127.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7890610                              .2500
       51,963.30                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7890626                              .2500
       50,364.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      7891594                              .2500
      103,434.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7891736                              .2500
      390,372.79                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7892322                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7892394                              .2500
       61,157.88                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7893026                              .2500
       62,956.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7893446                              .2500
       27,981.68                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      7894740                              .2500
       99,012.44                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7895394                              .2500
      343,724.91                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      7895468                              .2500
      209,832.07                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7895496                              .2500
      459,675.33                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7897166                              .2500
      399,695.63                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7898162                              .2500
       82,337.30                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7899004                              .2500
      505,130.14                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      7899020                              .2500
       71,840.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7899066                              .2500
       60,214.60                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7899122                              .2500
       91,077.19                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7899124                              .2500
       37,170.59                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7899166                              .2500
       87,948.56                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7899168                              .2500
       80,831.66                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7899218                              .2500
       79,949.58                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7899228                              .2500
       84,124.79                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7900848                              .2500
       39,968.79                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7901376                              .2500
      234,488.51                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7904096                              .2500
      102,934.33                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7905558                              .2500
      480,651.86                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7908358                              .2500
      172,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7910314                              .2500
       74,945.71                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7910322                              .2500
       90,331.21                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7910324                              .2500
       63,919.38                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7910520                              .2500
       94,329.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7910558                              .2500
      249,844.61                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7912896                              .2500
       40,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      7913446                              .2500
       91,842.88                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7913600                              .2500
      130,403.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7914248                              .2500
       78,340.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7914376                              .2500
       94,433.30                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7915118                              .2500
      472,158.01                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7916060                              .2500
      346,948.71                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7916210                              .2500
      114,013.18                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7918368                              .2500
       52,066.78                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      7921004                              .2500
      261,450.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7927298                              .2500
      359,719.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7928036                              .2500
      160,900.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7928082                              .2500
      142,993.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7930620                              .2500
       74,940.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7932800                              .2500
       56,361.19                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7932802                              .2500
       65,953.42                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7932812                              .2500
       64,849.37                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      7935058                              .2500
       91,280.49                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7939274                              .2500
      249,804.98                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7941132                              .2500
       33,278.77                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7941190                              .2500
      215,431.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7941862                              .2500
      390,679.50                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7942850                              .2500
      212,642.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7943588                              .2500
       46,136.19                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7944528                              .2500
      342,745.44                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7946946                              .2500
      135,501.86                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7950634                              .2500
      330,522.38                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      7952744                              .2500
       90,682.65                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7952850                              .2500
       97,830.64                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7952952                              .2500
       87,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7955304                              .2500
      446,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7956064                              .2500
      378,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7957792                              .2500
       87,926.07                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      7957802                              .2500
      107,931.13                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7957804                              .2500
      229,034.12                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7957806                              .2500
       89,512.04                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7957888                              .2500
       71,198.43                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7957934                              .2500
      399,717.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      7957962                              .2500
       44,270.27                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7957994                              .2500
       97,929.07                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7958012                              .2500
       49,962.89                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7958034                              .2500
      101,526.46                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7958052                              .2500
      112,416.51                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7958062                              .2500
      271,798.14                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7958066                              .2500
       76,452.45                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7958098                              .2500
      191,850.22                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7958138                              .2500
       59,962.71                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      7959908                              .2500
      360,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7959968                              .2500
      141,891.95                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7964824                              .2500
      115,913.91                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7965632                              .2500
      114,315.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7967722                              .2500
      352,225.02                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      7969274                              .2500
       80,430.24                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      7971312                              .2500
       75,465.56                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7971962                              .2500
      359,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7974528                              .2500
      329,748.89                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      7974784                              .2500
      195,854.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      7975898                              .2500
      399,680.13                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7979592                              .2500
      165,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7980472                              .2500
      173,857.37                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      7980482                              .2500
      101,918.44                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7980520                              .2500
      279,292.20                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7980542                              .2500
       44,864.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7980552                              .2500
       74,952.18                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      7980566                              .2500
      127,911.91                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      7980592                              .2500
       67,454.71                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7980664                              .2500
      284,793.73                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7981500                              .2500
      147,892.89                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      7985820                              .2500
      177,760.34                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      7986162                              .2500
      228,400.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7987282                              .2500
      399,702.14                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7996080                              .2500
      120,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      7996722                              .2500
       76,441.79                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      7998278                              .2500
      136,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      7999294                              .2500
      192,750.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8002314                              .2500
      154,884.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8002342                              .2500
      331,759.70                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8002368                              .2500
       87,392.90                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8002386                              .2500
       99,932.91                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8002406                              .2500
      184,844.58                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8002444                              .2500
      227,817.67                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8002458                              .2500
       84,733.84                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8002472                              .2500
      124,422.62                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8002474                              .2500
       70,405.07                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8002488                              .2500
       41,174.39                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8002492                              .2500
       85,359.29                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8002500                              .2500
      174,863.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8002520                              .2500
      107,919.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8002538                              .2500
       59,206.03                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8002548                              .2500
       33,579.12                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8003092                              .2500
       48,768.08                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8003094                              .2500
       57,962.06                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8007042                              .2500
      186,175.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8008596                              .2500
       93,430.61                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8008854                              .2500
      122,304.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8010318                              .2500
      203,260.02                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8010444                              .2500
       70,400.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8010898                              .2500
      186,175.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8011556                              .2500
      213,595.29                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8012782                              .2500
      195,230.02                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8016390                              .2500
      479,556.59                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8022562                              .2500
      159,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8023700                              .2500
      200,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8025750                              .2500
       55,058.08                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8025782                              .2500
       94,442.76                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      8025796                              .2500
      207,849.46                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8025812                              .2500
      212,642.07                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8025840                              .2500
      153,879.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8025842                              .2500
      119,910.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8025844                              .2500
       32,779.08                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8025866                              .2500
      415,659.01                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8025868                              .2500
       85,439.66                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8025880                              .2500
       98,936.88                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8025894                              .2500
       71,855.30                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8025930                              .2500
      155,198.41                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8025954                              .2500
      188,866.61                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8027612                              .2500
       99,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8028322                              .2500
       98,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8032800                              .2500
      400,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8032978                              .2500
      193,859.59                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8033288                              .2500
       98,030.76                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8035024                              .2500
       63,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8035374                              .2500
      195,604.73                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8038092                              .2500
      173,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8038630                              .2500
      300,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8041222                              .2500
      101,456.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8042408                              .2500
      367,726.89                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8043670                              .2500
      110,027.98                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8044488                              .2500
      600,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8044724                              .2500
      239,838.97                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8045920                              .2500
       83,645.25                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8047658                              .2500
       91,841.37                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8047724                              .2500
      204,836.07                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8047746                              .2500
      257,408.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8047778                              .2500
       78,218.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8047800                              .2500
       76,950.90                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8047850                              .2500
      137,092.97                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8047876                              .2500
      639,488.20                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8047908                              .2500
      299,777.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8047918                              .2500
       79,940.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8047934                              .2500
      189,862.48                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8047988                              .2500
      168,368.55                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8047996                              .2500
      649,480.21                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8048016                              .2500
      127,900.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8048022                              .2500
      135,901.57                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8048316                              .2500
      349,720.12                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8049132                              .2500
       54,458.53                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8049144                              .2500
      111,610.68                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8049158                              .2500
       42,368.53                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050182                              .2500
      180,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8050726                              .2500
      108,638.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050728                              .2500
       71,986.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8050734                              .2500
       38,589.82                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8050738                              .2500
       43,908.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050742                              .2500
       83,797.29                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8050744                              .2500
       91,777.97                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8050748                              .2500
       38,606.61                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050754                              .2500
       47,897.70                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050756                              .2500
       17,948.67                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050758                              .2500
       22,902.29                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050760                              .2500
      102,757.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8050762                              .2500
       80,590.37                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050764                              .2500
       71,838.68                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050766                              .2500
       71,838.71                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050770                              .2500
       59,330.37                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050772                              .2500
       53,759.18                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050778                              .2500
       36,721.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050780                              .2500
       49,494.27                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050786                              .2500
       94,731.91                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8050798                              .2500
       51,546.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050800                              .2500
      111,546.80                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8050804                              .2500
       59,274.15                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8050806                              .2500
       51,493.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050812                              .2500
       59,768.88                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050820                              .2500
       64,484.67                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050822                              .2500
       38,671.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050824                              .2500
       51,924.50                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8050826                              .2500
       55,820.06                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050828                              .2500
       58,867.81                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050830                              .2500
       19,755.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050832                              .2500
       59,815.67                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050836                              .2500
       73,700.02                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050840                              .2500
       29,924.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050842                              .2500
       58,860.14                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050846                              .2500
       53,895.96                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8050848                              .2500
       72,844.41                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050850                              .2500
       87,231.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050852                              .2500
       97,542.47                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8050860                              .2500
       89,389.04                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050864                              .2500
       44,822.34                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050866                              .2500
       67,366.62                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8050868                              .2500
       52,790.17                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8050870                              .2500
       56,070.92                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8050872                              .2500
       65,526.15                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050874                              .2500
       69,934.94                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050878                              .2500
      110,938.15                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050886                              .2500
       22,366.20                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      8050892                              .2500
       30,431.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050900                              .2500
       84,610.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050904                              .2500
       55,010.43                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050906                              .2500
       76,639.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8050910                              .2500
       55,681.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8050914                              .2500
       53,435.36                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050920                              .2500
       95,316.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8050922                              .2500
       55,080.28                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050924                              .2500
       69,835.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050930                              .2500
       45,290.98                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050932                              .2500
       89,812.95                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8050934                              .2500
       47,653.24                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8050946                              .2500
       79,877.86                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8050952                              .2500
       72,329.30                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050954                              .2500
       64,447.89                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050956                              .2500
       47,096.86                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8050958                              .2500
       59,070.65                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8050960                              .2500
       59,868.88                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8050962                              .2500
       35,919.33                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050966                              .2500
       63,783.02                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      8050968                              .2500
       81,417.18                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050986                              .2500
       61,814.18                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050988                              .2500
       52,892.59                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8050990                              .2500
       72,785.19                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050994                              .2500
       66,247.41                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8050996                              .2500
       58,677.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8050998                              .2500
       65,826.66                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8051000                              .2500
       59,126.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8051006                              .2500
       69,204.31                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051014                              .2500
       85,290.72                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8051016                              .2500
      102,235.73                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8051018                              .2500
       71,250.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051020                              .2500
       72,692.21                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051022                              .2500
       71,794.74                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051026                              .2500
       75,846.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8051028                              .2500
      103,279.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8051030                              .2500
       88,501.33                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051034                              .2500
       56,083.20                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051036                              .2500
      108,428.15                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8051040                              .2500
       26,048.44                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8051042                              .2500
       75,417.57                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8051046                              .2500
       76,783.24                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051050                              .2500
       62,659.30                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8051054                              .2500
       26,278.95                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8051056                              .2500
      103,767.01                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8051058                              .2500
       81,349.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051060                              .2500
       64,150.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8051064                              .2500
       39,922.94                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8051066                              .2500
       46,310.62                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8051068                              .2500
       41,519.86                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8051070                              .2500
       47,907.54                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8051072                              .2500
       43,116.78                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8051074                              .2500
       94,897.33                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051080                              .2500
       66,361.81                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051086                              .2500
      100,510.34                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051088                              .2500
       85,310.17                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051090                              .2500
       55,684.04                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051096                              .2500
       37,705.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8051098                              .2500
       58,225.01                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8051100                              .2500
       84,925.50                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8051102                              .2500
       98,859.79                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051106                              .2500
       87,797.89                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051108                              .2500
       75,825.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051110                              .2500
      105,657.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8051112                              .2500
       99,677.27                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8051114                              .2500
      105,813.62                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8051116                              .2500
       49,925.55                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8051124                              .2500
       98,772.61                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8051132                              .2500
       43,874.58                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051134                              .2500
       82,308.74                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8051140                              .2500
       81,792.48                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8051144                              .2500
       78,219.93                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051146                              .2500
       78,219.93                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051152                              .2500
       58,573.95                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051164                              .2500
       79,398.19                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8051170                              .2500
       80,605.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8051172                              .2500
       44,901.66                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8051178                              .2500
       85,236.92                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8051180                              .2500
       99,770.31                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8051182                              .2500
       67,337.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8051184                              .2500
       51,145.60                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8051186                              .2500
      107,769.83                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8051192                              .2500
       78,461.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8051194                              .2500
       91,185.12                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8051196                              .2500
       85,390.59                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8051200                              .2500
       46,673.14                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052118                              .2500
       71,877.99                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      8052126                              .2500
      115,722.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8052128                              .2500
       93,424.24                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052130                              .2500
       93,424.24                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052146                              .2500
       71,871.55                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052148                              .2500
       88,112.71                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8052160                              .2500
       98,003.55                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8052164                              .2500
       40,916.90                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052168                              .2500
       44,474.51                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      8052170                              .2500
       37,506.97                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8052172                              .2500
       43,122.92                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052180                              .2500
       61,644.39                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052184                              .2500
       99,613.42                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8052186                              .2500
       24,951.85                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8052190                              .2500
       34,932.57                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8052194                              .2500
       30,537.97                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052196                              .2500
       27,843.44                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052198                              .2500
       26,047.09                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052200                              .2500
       55,364.37                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8052202                              .2500
       35,025.05                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      8052212                              .2500
       67,376.44                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8052214                              .2500
       67,350.31                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      8052218                              .2500
      144,799.75                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8052246                              .2500
      107,817.00                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      8052262                              .2500
      106,261.72                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052268                              .2500
       32,339.14                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052270                              .2500
       32,339.14                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052272                              .2500
       32,339.14                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052274                              .2500
       64,356.78                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8052276                              .2500
       66,584.63                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8052278                              .2500
       90,523.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8052280                              .2500
       89,826.62                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8052282                              .2500
       70,019.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8052302                              .2500
       59,868.88                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8052334                              .2500
      148,213.94                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8052340                              .2500
       87,817.09                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8052352                              .2500
       77,243.14                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052354                              .2500
       70,353.48                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8052362                              .2500
       92,904.67                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8052364                              .2500
      143,697.56                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8052368                              .2500
       43,122.84                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052370                              .2500
       43,172.83                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052372                              .2500
       44,121.13                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052374                              .2500
       44,715.86                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052376                              .2500
       44,715.86                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052382                              .2500
       52,096.85                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      8052392                              .2500
       94,634.04                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8052396                              .2500
      107,775.54                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8052400                              .2500
      139,653.70                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8052414                              .2500
       74,606.80                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052424                              .2500
       64,678.32                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052426                              .2500
       52,401.42                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052436                              .2500
       67,374.53                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8052442                              .2500
       49,896.08                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8052446                              .2500
       65,467.06                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052456                              .2500
       91,813.55                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052460                              .2500
       91,051.07                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8052466                              .2500
       42,663.36                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052468                              .2500
       69,785.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8052470                              .2500
       69,785.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8052482                              .2500
       97,480.23                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      8052494                              .2500
       76,363.52                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      8052504                              .2500
       43,390.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8052510                              .2500
       75,438.89                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8052512                              .2500
       98,799.38                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052520                              .2500
       28,741.65                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052522                              .2500
       79,650.15                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8052550                              .2500
       98,773.48                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8052554                              .2500
       73,439.17                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8052556                              .2500
       50,497.48                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8052558                              .2500
       50,497.48                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052560                              .2500
       50,497.48                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8052570                              .2500
       79,913.63                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      8052818                              .2500
      143,785.59                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8054496                              .2500
      289,518.29                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8056014                              .2500
      220,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8056702                              .2500
      232,800.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8058010                              .2500
      399,630.16                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8058886                              .2500
      152,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8061184                              .2500
       93,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8062836                              .2500
      232,436.62                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8063956                              .2500
      180,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8068754                              .2500
      500,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8069018                              .2500
      236,800.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8070424                              .2500
      288,768.89                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8070478                              .2500
      194,855.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8070484                              .2500
      103,912.62                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8070498                              .2500
      366,959.80                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8070504                              .2500
       82,343.29                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8070514                              .2500
      271,787.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8070532                              .2500
       92,559.62                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8070540                              .2500
      433,316.36                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8070562                              .2500
       61,404.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8070564                              .2500
       80,698.51                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8070592                              .2500
      173,467.91                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8070606                              .2500
       43,173.83                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8070626                              .2500
       31,380.98                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8070630                              .2500
       74,849.74                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8070884                              .2500
       96,829.87                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8074166                              .2500
      124,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8075744                              .2500
      175,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8076266                              .2500
      171,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8078920                              .2500
       58,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8079058                              .2500
      187,017.91                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8079156                              .2500
      183,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8079302                              .2500
      157,237.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8080176                              .2500
      175,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8080614                              .2500
      197,683.78                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8084672                              .2500
       94,526.20                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8085622                              .2500
      351,950.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8086148                              .2500
      257,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8087228                              .2500
      130,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8087438                              .2500
      101,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8088076                              .2500
      350,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8088266                              .2500
      385,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8090442                              .2500
      148,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8090872                              .2500
       82,444.64                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8090880                              .2500
      108,685.84                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      8090914                              .2500
      517,206.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8090936                              .2500
      242,083.29                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8090938                              .2500
       57,358.31                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8090946                              .2500
      121,916.05                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8090974                              .2500
       52,165.86                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8090982                              .2500
       42,572.84                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8091014                              .2500
      119,906.39                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8091016                              .2500
      202,656.87                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8091030                              .2500
      127,802.68                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8091038                              .2500
      271,812.81                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8091044                              .2500
      147,401.03                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8091072                              .2500
      199,366.14                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8091076                              .2500
       56,755.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8091078                              .2500
      141,899.77                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8091084                              .2500
      170,573.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8091092                              .2500
       98,332.28                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8091104                              .2500
      143,003.98                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8091124                              .2500
      283,778.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8091132                              .2500
      183,870.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8091140                              .2500
      123,108.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8091142                              .2500
      178,870.45                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8091150                              .2500
       81,831.20                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8091168                              .2500
      359,719.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8091170                              .2500
       49,968.12                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8091174                              .2500
       66,385.34                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8091206                              .2500
       76,443.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8091218                              .2500
      529,226.21                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8091240                              .2500
      111,237.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8091250                              .2500
      116,923.47                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8091262                              .2500
      149,885.86                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8091280                              .2500
       64,749.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8091284                              .2500
      618,038.98                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8091286                              .2500
      125,919.65                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8092702                              .2500
      132,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8096910                              .2500
      559,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8097550                              .2500
       64,800.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8097714                              .2500
      182,750.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8099556                              .2500
      168,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8099578                              .2500
      495,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8099684                              .2500
      375,300.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8100778                              .2500
      372,800.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8102128                              .2500
      137,700.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8103616                              .2500
      250,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8104670                              .2500
      251,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8106274                              .2500
      207,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8110134                              .2500
      183,856.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8110778                              .2500
      346,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8111374                              .2500
      169,929.98                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8111380                              .2500
       55,765.32                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8111390                              .2500
      121,420.53                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8111392                              .2500
      243,809.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8111394                              .2500
      244,335.95                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8111430                              .2500
      123,907.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8111440                              .2500
      158,285.35                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8111452                              .2500
      175,363.02                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8111492                              .2500
      103,928.43                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8111526                              .2500
      146,585.56                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8111534                              .2500
      125,908.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8111544                              .2500
      443,653.64                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8111548                              .2500
      109,922.37                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8111560                              .2500
      297,279.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8111564                              .2500
      152,868.27                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8111578                              .2500
       64,308.97                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8111582                              .2500
       98,920.83                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8111590                              .2500
      242,845.05                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8111592                              .2500
      242,845.05                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8111618                              .2500
       60,954.73                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8111636                              .2500
      134,276.49                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8111640                              .2500
      259,802.16                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8111642                              .2500
      183,770.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8111662                              .2500
       47,669.59                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8111666                              .2500
      124,110.11                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8111676                              .2500
       54,788.21                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8111702                              .2500
      119,801.72                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8111982                              .2500
       98,025.36                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8112024                              .2500
      199,900.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8114220                              .2500
      389,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8121124                              .2500
      135,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8125310                              .2500
      300,700.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8127230                              .2500
      472,149.34                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8128376                              .2500
      200,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8128468                              .2500
      120,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8128922                              .2500
      100,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8129832                              .2500
      454,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8130804                              .2500
       63,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8132026                              .2500
      365,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8133588                              .2500
       76,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8135870                              .2500
       76,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8136234                              .2500
      372,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8137488                              .2500
      500,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8138806                              .2500
      320,884.55                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8138864                              .2500
      194,244.54                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8138866                              .2500
      255,810.01                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8138888                              .2500
      220,352.05                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8138890                              .2500
      349,740.25                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8138900                              .2500
      251,728.31                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8138904                              .2500
       47,700.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8138906                              .2500
      152,802.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8138908                              .2500
       85,631.46                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8138910                              .2500
      114,646.04                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8138912                              .2500
      477,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8138926                              .2500
      181,461.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8138928                              .2500
       71,782.55                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8138940                              .2500
       79,937.59                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8138942                              .2500
      197,841.67                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8138950                              .2500
      103,125.31                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8138958                              .2500
      284,777.68                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8138964                              .2500
      182,264.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8138982                              .2500
      103,828.49                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8138984                              .2500
      134,911.69                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8138992                              .2500
      107,925.68                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8139002                              .2500
      399,680.13                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8139006                              .2500
      256,327.89                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8139014                              .2500
      115,026.60                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8139022                              .2500
      198,744.84                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8139026                              .2500
       28,781.64                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8139032                              .2500
       59,362.13                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8139040                              .2500
       61,454.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8139050                              .2500
       71,942.42                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8139462                              .2500
      162,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8142544                              .2500
      128,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8143984                              .2500
      110,161.84                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8145498                              .2500
      135,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8154204                              .2500
      136,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154564                              .2500
       26,516.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8154566                              .2500
       85,871.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154568                              .2500
       85,871.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154570                              .2500
       99,854.78                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8154572                              .2500
      119,821.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154574                              .2500
      217,334.50                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8154576                              .2500
       63,904.70                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154578                              .2500
       94,344.61                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8154580                              .2500
      134,907.09                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154582                              .2500
       89,279.16                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8154588                              .2500
      339,454.59                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8154592                              .2500
      182,720.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8154594                              .2500
      530,389.11                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8154596                              .2500
      346,483.33                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154598                              .2500
      146,764.18                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8154600                              .2500
      289,339.66                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8154602                              .2500
      131,803.45                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154604                              .2500
      494,281.19                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8154606                              .2500
      177,728.27                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8154608                              .2500
      195,715.38                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8154610                              .2500
      118,929.19                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8154612                              .2500
      252,584.01                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8154614                              .2500
       47,136.45                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8154616                              .2500
      272,613.38                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8154618                              .2500
      499,309.54                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154622                              .2500
      163,556.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154624                              .2500
      123,061.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8154626                              .2500
      337,068.08                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8154628                              .2500
      207,627.08                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8154630                              .2500
      196,610.78                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8154632                              .2500
      161,349.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154634                              .2500
      216,540.01                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154636                              .2500
      198,880.45                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8154640                              .2500
       64,895.73                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8154644                              .2500
      123,229.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154646                              .2500
       44,042.09                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      8154648                              .2500
       70,302.78                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154650                              .2500
       54,274.94                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154652                              .2500
       61,419.26                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8154654                              .2500
      123,316.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154656                              .2500
      148,728.21                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154662                              .2500
      447,381.34                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154664                              .2500
      173,372.11                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8154668                              .2500
      175,657.09                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8154670                              .2500
      175,768.96                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8154672                              .2500
      313,508.60                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154674                              .2500
       54,924.05                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154682                              .2500
       79,874.79                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154684                              .2500
       89,865.98                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154686                              .2500
      354,444.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154688                              .2500
       53,525.98                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154690                              .2500
      312,118.39                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8154694                              .2500
       99,961.75                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154696                              .2500
      229,183.07                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154700                              .2500
      154,469.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154702                              .2500
      193,252.35                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8154704                              .2500
       82,676.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154706                              .2500
      375,453.99                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8154708                              .2500
      116,854.03                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8154710                              .2500
      129,796.56                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8154712                              .2500
      107,343.89                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8154714                              .2500
      207,674.50                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154716                              .2500
       87,070.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154718                              .2500
      279,593.39                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8154724                              .2500
      189,756.85                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8154726                              .2500
      351,449.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8154730                              .2500
      313,544.01                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8154736                              .2500
      340,729.08                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8154738                              .2500
      153,882.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8154742                              .2500
      138,170.07                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8154744                              .2500
      119,910.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8154746                              .2500
      187,976.95                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8154750                              .2500
      367,746.74                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8154752                              .2500
       25,983.84                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8154754                              .2500
       25,983.84                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8154756                              .2500
      134,813.98                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8154758                              .2500
      109,844.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8154806                              .2500
      240,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8155860                              .2500
      133,950.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8156008                              .2500
      220,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8160378                              .2500
      135,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8162396                              .2500
      142,450.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8162450                              .2500
      532,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8164010                              .2500
      182,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8166808                              .2500
      298,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8167116                              .2500
      164,871.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8170758                              .2500
      185,250.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8170778                              .2500
      195,847.10                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8170804                              .2500
      112,028.52                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8170832                              .2500
      349,726.96                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8170842                              .2500
      127,820.21                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8170846                              .2500
      113,172.06                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8170852                              .2500
       98,926.53                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8170862                              .2500
      226,396.25                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8170864                              .2500
      243,310.05                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8170866                              .2500
      226,396.25                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8170888                              .2500
       73,545.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8170918                              .2500
      125,911.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8170920                              .2500
       78,341.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8170930                              .2500
      139,766.67                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      8170938                              .2500
       55,165.69                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8170962                              .2500
      173,867.60                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8170964                              .2500
      151,895.39                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8170976                              .2500
       62,952.06                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8170990                              .2500
       61,454.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8170996                              .2500
      128,694.42                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8171008                              .2500
       90,729.16                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8171010                              .2500
       39,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8171018                              .2500
      103,528.71                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8171028                              .2500
      100,225.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8171042                              .2500
       80,340.33                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8171044                              .2500
       99,929.42                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8171048                              .2500
      183,859.99                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8171050                              .2500
       82,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8171052                              .2500
      161,491.57                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8171066                              .2500
      176,655.08                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      8171070                              .2500
       71,001.11                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8171410                              .2500
      400,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8171414                              .2500
       57,700.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8171428                              .2500
       31,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8176130                              .2500
       78,400.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8176988                              .2500
      175,785.16                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8176994                              .2500
      240,068.42                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8177002                              .2500
      329,742.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8177008                              .2500
      295,630.76                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8177010                              .2500
      155,080.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8177012                              .2500
      152,673.96                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8177024                              .2500
       73,315.32                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8177026                              .2500
      419,655.73                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8177028                              .2500
       50,871.86                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8177032                              .2500
      299,376.55                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8177036                              .2500
      339,493.76                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8177040                              .2500
      393,163.73                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8177042                              .2500
      103,205.52                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      8177044                              .2500
      264,859.28                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8177048                              .2500
      383,399.07                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8177050                              .2500
      471,631.80                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8177058                              .2500
      125,797.88                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8177060                              .2500
      199,190.75                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8177062                              .2500
      111,460.79                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      8177066                              .2500
      115,870.61                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8177074                              .2500
      367,133.55                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8177078                              .2500
      334,462.61                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8177082                              .2500
      369,322.79                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8177086                              .2500
       62,841.70                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8177090                              .2500
      202,090.58                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8177092                              .2500
       32,917.07                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8177094                              .2500
      314,360.53                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      8177096                              .2500
      648,126.17                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8177098                              .2500
      102,281.75                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      8177102                              .2500
      152,754.57                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8177106                              .2500
      578,998.45                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8177110                              .2500
      501,618.02                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8177114                              .2500
       35,864.04                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8177122                              .2500
      451,327.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8177124                              .2500
      561,572.89                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      8177128                              .2500
      379,525.95                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8177134                              .2500
      399,687.96                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8178588                              .2500
      221,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8179918                              .2500
      100,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8180660                              .2500
      302,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8180776                              .2500
      108,900.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8182338                              .2500
      333,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8183160                              .2500
      300,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8183628                              .2500
      153,100.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8184156                              .2500
      558,750.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8185140                              .2500
      432,650.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8187388                              .2500
      201,457.71                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8187398                              .2500
      151,108.40                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8187406                              .2500
       59,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8187426                              .2500
      150,191.22                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8187432                              .2500
      299,741.71                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      8187440                              .2500
      167,075.91                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8187450                              .2500
      157,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8187470                              .2500
      157,891.27                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8187476                              .2500
       71,949.18                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8187492                              .2500
       74,948.39                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8187498                              .2500
       62,453.62                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8187524                              .2500
       75,138.26                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8187526                              .2500
       99,931.18                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8187550                              .2500
      154,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8187566                              .2500
       45,964.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8187572                              .2500
      157,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8187588                              .2500
       65,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8187600                              .2500
       71,854.15                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8187608                              .2500
      139,050.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8187616                              .2500
      455,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8187626                              .2500
       95,337.60                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      8187628                              .2500
       78,948.33                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8187630                              .2500
      148,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8187632                              .2500
      171,872.35                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8188320                              .2500
       49,934.36                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8193018                              .2500
      104,435.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8193552                              .2500
       90,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8193960                              .2500
      115,926.03                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8194366                              .2500
      159,990.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      8194830                              .2500
      499,638.11                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8196598                              .2500
      148,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8197656                              .2500
      517,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8198846                              .2500
      177,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8199166                              .2500
      126,800.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8199250                              .2500
      135,059.69                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8199504                              .2500
      365,520.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8199800                              .2500
      100,100.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8200054                              .2500
      328,723.60                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8201386                              .2500
      111,647.33                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8201396                              .2500
      400,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8201506                              .2500
       53,560.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8202296                              .2500
      420,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8204924                              .2500
      218,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8205672                              .2500
      217,834.12                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8206136                              .2500
      165,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8206150                              .2500
      164,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8206424                              .2500
      136,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8207244                              .2500
      132,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8207464                              .2500
      144,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8207916                              .2500
       79,200.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8212532                              .2500
       93,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8212736                              .2500
      650,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8213304                              .2500
      146,957.76                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8213326                              .2500
       94,939.43                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8213328                              .2500
      256,336.44                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8213330                              .2500
      339,741.28                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8213332                              .2500
      142,899.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8213350                              .2500
      175,890.60                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8213364                              .2500
      156,894.66                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8213380                              .2500
      171,884.59                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8213388                              .2500
      108,400.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      8213390                              .2500
       82,338.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8213396                              .2500
      162,270.13                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8213404                              .2500
      348,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8213416                              .2500
       82,743.02                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8213418                              .2500
      162,992.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8213422                              .2500
      144,500.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8213442                              .2500
      149,885.86                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8213456                              .2500
      299,747.96                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      8213486                              .2500
      113,915.40                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8213494                              .2500
      259,816.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8213498                              .2500
       63,709.35                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8213500                              .2500
      272,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8213870                              .2500
       69,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8216268                              .2500
      127,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8222460                              .2500
      210,750.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8222884                              .2500
      424,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8223694                              .2500
      395,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8225026                              .2500
      137,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8225156                              .2500
       73,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8228026                              .2500
       41,900.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8231190                              .2500
      367,400.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8234574                              .2500
       75,943.59                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8236142                              .2500
      196,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8236586                              .2500
      199,847.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8236596                              .2500
       35,526.74                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8236606                              .2500
      431,671.28                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8236610                              .2500
      104,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8236616                              .2500
      199,855.24                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8236618                              .2500
       25,600.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8236622                              .2500
      102,084.86                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8236634                              .2500
      288,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8236636                              .2500
      337,290.23                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      8236644                              .2500
      156,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8236648                              .2500
       95,565.56                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8236654                              .2500
      280,306.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8236656                              .2500
      371,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8236678                              .2500
      367,850.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8236682                              .2500
       64,400.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8236702                              .2500
       37,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      8236708                              .2500
      113,915.40                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8236710                              .2500
       84,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8236722                              .2500
      227,050.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8236726                              .2500
      244,140.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8236952                              .2500
       73,945.08                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8236954                              .2500
      298,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8237632                              .2500
      748,441.36                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8240880                              .2500
      232,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8242340                              .2500
       76,179.73                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8242342                              .2500
      356,468.44                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8242344                              .2500
      260,112.59                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8242352                              .2500
      454,905.87                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8242354                              .2500
       92,384.60                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8242356                              .2500
      216,262.23                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8242358                              .2500
      202,544.88                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8242360                              .2500
      183,759.59                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8242362                              .2500
      239,077.67                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8242364                              .2500
      422,141.83                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8242366                              .2500
      464,104.33                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8242368                              .2500
      357,635.42                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8242372                              .2500
      434,441.37                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8242374                              .2500
      136,216.17                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8242376                              .2500
      447,298.93                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8242380                              .2500
      358,330.96                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8242382                              .2500
      116,423.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8242384                              .2500
      402,948.61                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8242386                              .2500
      453,620.27                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8242388                              .2500
      129,701.41                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8242390                              .2500
      462,677.32                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8242398                              .2500
      161,514.55                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8242404                              .2500
      397,407.41                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8242408                              .2500
      242,082.80                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8242410                              .2500
      115,076.69                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8242412                              .2500
      406,711.88                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      8242416                              .2500
      332,895.27                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8242652                              .2500
       89,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8245472                              .2500
       80,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8246106                              .2500
      158,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8246332                              .2500
       79,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8246358                              .2500
      105,450.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8247866                              .2500
      632,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      8251052                              .2500
      192,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8252340                              .2500
      280,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8254398                              .2500
      144,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8256326                              .2500
      114,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8258218                              .2500
      139,200.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8259006                              .2500
      132,650.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8260278                              .2500
      172,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8260330                              .2500
      339,753.92                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8260334                              .2500
      204,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8260340                              .2500
      165,600.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8260346                              .2500
       51,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260358                              .2500
      287,791.55                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8260360                              .2500
      298,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8260362                              .2500
       84,800.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8260388                              .2500
      140,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8260396                              .2500
      160,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8260418                              .2500
      175,869.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260424                              .2500
      296,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260438                              .2500
       97,750.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8260444                              .2500
       96,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8260456                              .2500
       50,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8260460                              .2500
      260,000.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      8260462                              .2500
      481,642.29                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260464                              .2500
      104,800.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      8260466                              .2500
       56,880.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260470                              .2500
       84,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8260474                              .2500
      208,250.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8260478                              .2500
      123,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260482                              .2500
       46,322.44                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8260484                              .2500
       40,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8260494                              .2500
      191,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8260512                              .2500
       82,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      8260526                              .2500
      133,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8260538                              .2500
      136,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8260546                              .2500
      204,800.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8261024                              .2500
      380,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8261026                              .2500
       75,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8261050                              .2500
      116,100.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8261056                              .2500
      123,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8261064                              .2500
       92,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      8262902                              .2500
      239,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8265918                              .2500
      247,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8267584                              .2500
      123,300.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8269572                              .2500
      417,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8272304                              .2500
      455,626.22                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8272324                              .2500
      499,558.86                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      8275952                              .2500
      148,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8276226                              .3750
      429,638.74                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      8276228                              .3750
      585,507.69                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8277016                              .2500
      280,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8278308                              .2500
      147,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8279012                              .2500
      101,250.00                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      8282042                              .2500
      397,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8282938                              .2500
       51,171.03                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8283858                              .2500
      171,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8284732                              .2500
      118,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8284746                              .2500
       94,300.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8284750                              .2500
      139,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8284756                              .2500
       57,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8284772                              .2500
      152,300.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8284774                              .2500
      142,500.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8285710                              .2500
       93,930.24                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8285726                              .2500
      275,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8285728                              .2500
      107,670.04                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      8285744                              .2500
      226,327.65                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8285746                              .2500
       61,400.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8285748                              .2500
      131,904.46                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8285750                              .2500
      182,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8285782                              .2500
      175,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8285788                              .2500
      497,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8285806                              .2500
      204,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8285818                              .2500
      100,926.90                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8285820                              .2500
      149,885.86                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8285824                              .2500
      167,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8285826                              .2500
      147,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8285828                              .2500
      120,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8285834                              .2500
      204,840.08                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8285844                              .2500
      130,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8285846                              .2500
       94,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8285848                              .2500
       75,600.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      8285866                              .2500
       56,360.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      8285870                              .2500
       81,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8285884                              .2500
       82,700.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8285912                              .2500
      181,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8285914                              .2500
      189,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8285916                              .2500
      198,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8285918                              .2500
      288,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8285920                              .2500
      120,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8285942                              .2500
      237,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8285958                              .2500
      347,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8285960                              .2500
      190,400.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      8285964                              .2500
       56,050.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8285968                              .2500
      152,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8285974                              .2500
      215,350.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8285988                              .2500
      360,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8286008                              .2500
       81,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      8286014                              .2500
      153,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8287692                              .2500
      391,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8289142                              .2500
      169,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8290810                              .2500
       93,900.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8291070                              .2500
      124,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8291136                              .2500
      249,809.77                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      8292318                              .2500
      243,600.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      8292918                              .2500
      149,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      8294076                              .2500
       96,477.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8294292                              .2500
      332,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8297378                              .2500
      123,405.80                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      8298194                              .2500
       93,900.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      8298942                              .2500
      300,000.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      8299710                              .2500
      238,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      8300768                              .2500
      371,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8303422                              .2500
      145,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      8303518                              .2500
      166,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8306934                              .2500
      377,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      8306938                              .2500
      151,900.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      8306942                              .2500
      452,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      8306958                              .2500
      186,300.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      8307152                              .2500
      175,200.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      8307164                              .2500
      265,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

  TOTAL NUMBER OF LOANS:     2437
  TOTAL BALANCE........:        422,655,259.06


  RUN ON     : 04/24/02            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 07.25.56            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2002-QS5        FIXED SUMMARY REPORT      CUTOFF : 04/01/02
  POOL       : 0004586
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        7.5646            6.2500      9.7500
  RFC NET RATE                          7.3106            6.0000      9.5000
  NET MTG RATE(INVSTR RATE)             7.2359            5.9700      9.4200
  POST STRIP RATE                       6.7329            5.9700      6.7500
  SUB SERV FEE                           .2540             .2500       .5000
  MSTR SERV FEE                          .0746             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .5031             .0000      2.6700







  TOTAL NUMBER OF LOANS:  2437
  TOTAL BALANCE........:     422,655,259.06


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 04/24/02           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 07.25.56          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2002-QS5                                  CUTOFF : 04/01/02
  POOL       : 0004586
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1925819          N32/G02             F          211,000.00         ZZ
                                         360        206,155.85          1
                                       8.500          1,622.41         93
                                       8.250          1,622.41
    ALHAMBRA         CA   91803          5            08/03/99         12
    0431486182                           05           10/01/99         30
    3128431                              O            09/01/29
    0


    3627607          J95/J95             F          175,500.00         ZZ
                                         360        173,370.86          1
                                       9.625          1,491.74         90
                                       9.375          1,491.74
    SMYRNA           GA   30082          1            06/14/00         12
    0010349801                           05           08/01/00         25
    0010349801                           N            07/01/30
    0


    3627637          J95/J95             F           99,000.00         ZZ
                                         360         97,947.11          1
                                       9.750            850.56         90
                                       9.500            850.56
    PISCATAWAY       NJ   08854          1            06/22/00         10
    0022631923                           05           08/01/00         25
    0022631923                           N            07/01/30
    0


    4039682          E22/G02             F           52,000.00         ZZ
                                         360         51,251.92          1
                                       9.000            418.40         80
                                       8.750            418.40
    BARTOW           FL   33830          5            11/22/00         00
    0412240822                           27           01/01/01          0
1


    0412240822                           O            12/01/30
    0


    4459620          A06/G02             F           80,000.00         T
                                         360         79,342.36          1
                                       8.500            615.14         50
                                       8.250            615.14
    TROY             MI   48084          5            02/09/01         00
    0432681054                           05           04/01/01          0
    021000020017974                      O            03/01/31
    0


    4818642          B57/G02             F          206,400.00         ZZ
                                         360        205,008.03          1
                                       8.125          1,532.51         80
                                       7.875          1,532.51
    LA CRESCENTA     CA   91214          1            05/26/01         00
    0432889095                           05           07/01/01          0
    2114314                              O            06/01/31
    0


    4838236          624/G02             F          272,000.00         ZZ
                                         360        270,023.52          1
                                       7.750          1,948.64         80
                                       7.500          1,948.64
    RANCHO CUCAMONG  CA   91737          1            05/24/01         00
    0432895787                           05           07/01/01          0
    34200110013F                         O            06/01/31
    0


    5208017          286/286             F          347,550.00         ZZ
                                         360        345,086.30          1
                                       7.875          2,519.98         80
                                       7.625          2,519.98
    GRANITE BAY      CA   95746          1            05/29/01         00
    9946249                              03           07/01/01          0
    9946249                              O            06/01/31
    0


    5412523          196/G02             F           89,200.00         ZZ
                                         360         88,767.94          1
                                       8.625            693.79         95
                                       8.375            693.79
    GULF BREEZE      FL   32563          1            07/25/01         11
    0433113073                           03           09/01/01         30
    1425791                              N            08/01/31
    0


1


    5420932          K81/G02             F          123,250.00         ZZ
                                         360        122,499.04          1
                                       8.000            904.36         85
                                       7.750            904.36
    PENSACOLA        FL   32514          2            08/31/01         11
    0433487253                           05           10/01/01         12
    7100009                              O            09/01/31
    0


    5494427          E22/G02             F          329,650.00         ZZ
                                         360        327,477.37          1
                                       8.250          2,476.55         60
                                       8.000          2,476.55
    LITTLETON        CO   80122          1            09/04/01         01
    0412973133                           03           10/01/01         30
    0412973133                           O            09/01/31
    0


    5509216          944/G02             F          111,800.00         ZZ
                                         360        111,082.82          1
                                       8.375            849.77         90
                                       8.125            849.77
    GOODYEAR         AZ   85338          1            05/10/01         01
    0433292356                           03           07/01/01         25
    W01040053                            N            06/01/31
    0


    5535906          950/G02             F          332,000.00         ZZ
                                         360        330,606.42          1
                                       7.875          2,407.23         80
                                       7.625          2,407.23
    FEDERAL WAY      WA   98023          2            09/27/01         00
    0433390309                           05           12/01/01          0
    E1108083                             N            11/01/31
    0


    5549478          601/G02             F           56,000.00         ZZ
                                         360         55,814.78          1
                                       7.000            372.57         80
                                       6.750            372.57
    ST PETERSBURG    FL   33711          2            11/02/01         00
    0433588522                           05           12/01/01          0
    60849247                             N            11/01/31
    0


    5558286          Q14/G02             F           35,000.00         ZZ
                                         360         34,856.71          1
                                       8.000            256.82         67
                                       7.750            256.82
1


    MANCHESTER       IA   52057          5            09/22/01         00
    0433252103                           05           11/01/01          0
    0105356                              O            10/01/31
    0


    5578085          N74/G02             F           41,500.00         ZZ
                                         360         41,226.22          1
                                       7.375            286.63         51
                                       7.125            286.63
    DALLAS           TX   75224          5            09/19/01         00
    0433307477                           05           11/01/01          0
    0029323010                           O            10/01/31
    0


    5588730          601/G02             F           24,800.00         ZZ
                                         360         24,632.80          1
                                       7.625            175.53         79
                                       7.375            175.53
    OMAHA            NE   68111          2            10/12/01         00
    0433804762                           05           12/01/01          0
    6086577                              N            11/01/31
    0


    5595150          286/286             F          118,000.00         T
                                         360        117,195.00          1
                                       7.000            785.06         70
                                       6.750            785.06
    SOUTH PADRE ISL  TX   78597          1            07/31/01         00
    0231220                              01           09/01/01          0
    231220                               O            08/01/31
    0


    5622390          Q87/G02             F           55,920.00         ZZ
                                         360         55,677.89          1
                                       7.720            399.46         80
                                       7.470            399.46
    HUNTSVILLE       AR   72740          5            10/16/01         00
    0433398716                           05           11/22/01          0
    BRVE02                               O            10/22/31
    0


    5628105          X16/G02             F           66,000.00         ZZ
                                         360         65,758.13          1
                                       7.625            467.14         78
                                       7.375            467.14
    UPPER DARBY      PA   19082          5            09/27/01         00
    0433300308                           07           12/01/01          0
    0010067556                           O            11/01/31
    0
1




    5835816          E82/G02             F           67,000.00         ZZ
                                         360         66,728.90          1
                                       7.125            451.39         83
                                       6.875            451.39
    SALEM            MA   01970          2            10/04/01         04
    0400461786                           01           12/01/01         12
    0400461786                           O            11/01/31
    0


    5896498          601/G02             F           58,000.00         ZZ
                                         360         57,776.58          1
                                       7.375            400.60         80
                                       7.125            400.60
    PUEBLO           CO   81001          2            10/19/01         00
    0433714789                           05           12/01/01          0
    60923893                             N            11/01/31
    0


    5899822          477/G02             F          263,900.00         ZZ
                                         360        262,751.08          1
                                       6.750          1,711.65         80
                                       6.500          1,711.65
    ORANGE           CA   92867          1            10/19/01         00
    0433846748                           05           12/01/01          0
    123641                               O            11/01/31
    0


    5997242          U62/G02             F           49,400.00         ZZ
                                         240         48,898.34          1
                                       6.625            371.96         65
                                       6.375            371.96
    GARNER           NC   27529          5            10/22/01         00
    0433403250                           05           12/01/01          0
    2001304982                           O            11/01/21
    0


    6013784          601/G02             F          328,000.00         ZZ
                                         360        326,915.09          1
                                       7.000          2,182.19         80
                                       6.750          2,182.19
    MCKINNEY         TX   75069          2            11/06/01         00
    0433728508                           05           01/01/02          0
    60973047                             O            12/01/31
    0


    6024690          N74/G02             F           56,000.00         ZZ
                                         360         55,173.22          1
1


                                       6.500            353.96         69
                                       6.250            353.96
    DANVILLE         VA   24541          2            10/22/01         00
    0433325008                           05           12/01/01          0
    0029441010                           O            11/01/31
    0


    6030226          601/G02             F          210,000.00         ZZ
                                         360        209,836.17          1
                                       7.250          1,432.58         78
                                       7.000          1,432.58
    PUEBLO           CO   81005          2            02/08/02         00
    0433716941                           05           04/01/02          0
    60975513                             O            03/01/32
    0


    6074962          286/286             F           24,200.00         ZZ
                                         360         24,075.00          1
                                       7.625            171.29         75
                                       7.375            171.29
    WICHITA          KS   67212          1            08/20/01         00
    401930                               05           10/01/01          0
    401930                               N            09/01/31
    0


    6125734          N74/G02             F           53,500.00         ZZ
                                         360         53,318.64          1
                                       6.875            351.46         90
                                       6.625            351.46
    CLARKSVILLE      AR   72830          5            10/29/01         10
    0433534328                           05           01/01/02         20
    791                                  O            12/01/31
    0


    6170388          601/G02             F          117,200.00         ZZ
                                         360        116,782.93          1
                                       6.625            750.45         80
                                       6.375            750.45
    COLONIAL HEIGHT  VA   23834          5            11/12/01         00
    0433716321                           05           01/01/02          0
    60991601                             O            12/01/31
    0


    6185420          964/G02             F          577,000.00         ZZ
                                         360        569,119.56          1
                                       7.000          3,838.80         55
                                       6.750          3,838.80
    BEVERLY HILLS    CA   90210          2            11/13/01         00
    0433403003                           05           01/01/02          0
1


    161133                               N            12/01/31
    0


    6251582          601/G02             F          318,000.00         ZZ
                                         360        316,775.17          1
                                       7.375          2,196.35         49
                                       7.125          2,196.35
    ERIE             CO   80516          2            11/05/01         00
    0433714649                           05           12/01/01          0
    60990653                             N            11/01/31
    0


    6253440          742/G02             F           60,000.00         ZZ
                                         360         59,925.16          1
                                       8.375            456.04         48
                                       8.125            456.04
    WEEDSPORT        NY   13166          1            01/18/02         00
    0433712684                           05           03/01/02          0
    8547333                              O            02/01/32
    0


    6260050          Q57/G02             F           53,200.00         ZZ
                                         360         53,028.92          1
                                       7.250            362.92         95
                                       7.000            362.92
    MARYSVILLE       PA   17053          5            11/16/01         11
    0433501871                           07           01/01/02         30
    4500037                              O            12/01/31
    0


    6272976          N74/G02             F           54,900.00         ZZ
                                         240         54,474.74          1
                                       7.000            425.64         90
                                       6.750            425.64
    MONTICELLO       AR   71655          5            11/06/01         10
    0433425816                           05           01/01/02         25
    0029502010                           O            12/01/21
    0


    6316390          U62/G02             F           50,100.00         ZZ
                                         360         49,897.30          1
                                       7.125            337.53         85
                                       6.875            337.53
    WEST HAZLETON    PA   18202          5            10/19/01         04
    0433336328                           05           12/01/01         12
    2001305922                           O            11/01/31
    0


1


    6336730          286/286             F           50,500.00         ZZ
                                         240         49,896.54          1
                                       7.750            414.58         73
                                       7.500            414.58
    LINDENWOLD       NJ   08021          5            09/24/01         00
    0589674                              05           11/01/01          0
    589674                               N            10/01/21
    0


    6336798          286/286             F           51,200.00         ZZ
                                         360         50,953.90          1
                                       7.625            362.40         90
                                       7.375            362.40
    FAIRFIELD        OH   45014          1            09/10/01         11
    0553881                              01           11/01/01         25
    553881                               O            10/01/31
    0


    6336838          286/286             F           53,800.00         ZZ
                                         360         53,585.19          1
                                       8.125            399.47         86
                                       7.875            399.47
    INDIANAPOLIS     IN   46203          2            09/24/01         12
    0566027                              05           11/01/01         25
    566027                               O            10/01/31
    0


    6336864          286/286             F           42,300.00         ZZ
                                         360         42,106.02          1
                                       8.375            321.52         90
                                       8.125            321.52
    HUTCHINSON       KS   67501          5            08/28/01         11
    0435488                              05           10/01/01         25
    435488                               O            09/01/31
    0


    6336986          286/286             F           51,750.00         ZZ
                                         360         51,476.02          1
                                       7.500            361.85         75
                                       7.250            361.85
    INDIANAPOLIS     IN   46228          5            08/30/01         00
    0518834                              05           10/01/01          0
    518834                               O            09/01/31
    0


    6337064          286/286             F           55,200.00         ZZ
                                         360         54,989.47          1
                                       8.375            419.56         80
                                       8.125            419.56
1


    INDEPENDENCE     MO   64055          5            09/25/01         00
    0556865                              05           11/01/01          0
    556865                               O            10/01/31
    0


    6337404          286/286             F           42,100.00         ZZ
                                         360         41,904.83          1
                                       7.375            290.77         80
                                       7.125            290.77
    ALBRIGHTSVILLE   PA   18210          5            09/21/01         00
    9890789                              03           11/01/01          0
    9890789                              O            10/01/31
    0


    6345282          E22/G02             F          140,000.00         ZZ
                                         360        139,432.24          1
                                       7.250            955.05         79
                                       7.000            955.05
    HYANNIS          MA   02601          5            10/31/01         00
    0413208695                           05           12/01/01          0
    0413208695                           O            11/01/31
    0


    6349378          962/G02             F           49,600.00         T
                                         360         49,431.36          1
                                       8.000            363.95         80
                                       7.750            363.95
    BATTLE LAKE      MN   56515          5            10/31/01         00
    0433370772                           05           12/01/01          0
    1                                    O            11/01/31
    0


    6411934          601/G02             F          396,000.00         ZZ
                                         360        395,493.22          1
                                       8.250          2,975.02         80
                                       8.000          2,975.02
    COMMACK          NY   11725          5            01/10/02         00
    0433715497                           05           03/01/02          0
    61024998                             O            02/01/32
    0


    6419100          E45/G02             F          104,000.00         ZZ
                                         360        103,703.54          1
                                       7.750            745.07         80
                                       7.500            745.07
    TAMPA            FL   33604          5            11/14/01         00
    0433713765                           05           01/01/02          0
    175696                               O            12/01/31
    0
1




    6445214          N74/G02             F           37,600.00         ZZ
                                         360         37,492.82          1
                                       7.750            269.37         77
                                       7.500            269.37
    MONTICELLO       AR   71655          5            11/14/01         00
    0433417870                           05           01/01/02          0
    0029525010                           O            12/01/31
    0


    6515004          U05/G02             F          104,000.00         ZZ
                                         360        103,841.25          4
                                       7.375            718.30         80
                                       7.125            718.30
    ROCKFORD         IL   61108          2            01/23/02         00
    0433750858                           05           03/01/02          0
    3178077                              N            02/01/32
    0


    6515224          E82/G02             F           38,300.00         T
                                         360         37,770.49          1
                                       7.625            271.09         79
                                       7.375            271.09
    ST. LOUIS        MO   63111          2            11/14/01         00
    0400541058                           05           01/01/02          0
    2878287                              O            12/01/31
    0


    6554384          253/253             F           82,000.00         ZZ
                                         360         81,728.77          1
                                       7.000            545.55         53
                                       6.750            545.55
    RICHARDSON       TX   75081          1            11/21/01         00
    985373                               05           01/01/02          0
    985373                               O            12/01/31
    0


    6565230          E22/G02             F           52,000.00         ZZ
                                         360         51,823.77          1
                                       6.875            341.60         80
                                       6.625            341.60
    HOCKLEY          TX   77447          5            11/09/01         00
    0413179797                           03           01/01/02          0
    0413179797                           O            12/01/31
    0


    6582220          B57/G02             F          503,000.00         ZZ
                                         360        502,597.76          1
1


                                       7.125          3,388.80         72
                                       6.875          3,388.80
    LOS ANGELES      CA   91436          2            02/22/02         00
    0433795994                           29           04/01/02          0
    2160376                              O            03/01/32
    0


    6587066          E22/G02             F           49,300.00         ZZ
                                         240         48,945.96          1
                                       7.625            400.93         85
                                       7.375            400.93
    BIRMINGHAM       AL   35218          5            11/09/01         01
    0413265943                           05           01/01/02         12
    0413265943                           O            12/01/21
    0


    6587590          E82/G02             F          120,000.00         ZZ
                                         360        119,603.11          1
                                       7.000            798.36         78
                                       6.750            798.36
    ELGIN            IL   60123          5            11/15/01         00
    0400534319                           05           01/01/02          0
    0400534319                           O            12/01/31
    0


    6596344          J54/G02             F           87,500.00         ZZ
                                         360         87,038.31          1
                                       6.500            553.06         93
                                       6.250            553.06
    NORTH PORT       FL   34286          5            11/26/01         10
    0433633153                           05           01/01/02         30
    894028                               O            12/01/31
    0


    6627702          783/G02             F          220,000.00         ZZ
                                         360        219,400.12          1
                                       6.500          1,390.55         61
                                       6.250          1,390.55
    BRIER            WA   98036          5            12/05/01         00
    0433765054                           03           02/01/02          0
    01110701290005                       O            01/01/32
    0


    6661308          E22/G02             F           52,800.00         ZZ
                                         360         52,653.20          1
                                       7.875            382.84         80
                                       7.625            382.84
    CLEBURNE         TX   76031          5            11/16/01         00
    0413304718                           05           01/01/02          0
1


    0413304718                           O            12/01/31
    0


    6683498          E22/G02             F           54,000.00         ZZ
                                         360         53,853.63          2
                                       8.000            396.23         90
                                       7.750            396.23
    SAINT LOUIS      MO   63118          5            11/14/01         04
    0413221532                           05           01/01/02         25
    0413221532                           O            12/01/31
    0


    6684882          601/G02             F          148,500.00         ZZ
                                         360        148,158.90          4
                                       7.375          1,025.66         90
                                       7.125          1,025.66
    KEANSBURG        NJ   07734          1            12/21/01         11
    0433723301                           05           02/01/02         25
    61041034                             O            01/01/32
    0


    6709012          F36/G02             F          182,220.00         ZZ
                                         360        181,841.33          1
                                       7.875          1,321.22         80
                                       7.625          1,321.22
    TACOMA           WA   98403          1            12/03/01         00
    0433513199                           05           02/01/02          0
    06403427                             O            01/01/32
    0


    6713624          286/286             F           49,300.00         ZZ
                                         360         49,089.37          1
                                       7.375            340.51         85
                                       7.125            340.51
    SOUTH BEND       IN   46613          5            10/02/01         11
    0556029                              05           12/01/01         12
    556029                               O            11/01/31
    0


    6713778          286/286             F           65,250.00         ZZ
                                         360         64,998.65          1
                                       7.375            450.67         92
                                       7.125            450.67
    WARREN           MI   48091          1            10/09/01         21
    0633909                              05           12/01/01         25
    633909                               N            11/01/31
    0


1


    6713966          286/286             F           42,075.00         ZZ
                                         360         41,763.57          1
                                       7.500            294.19         85
                                       7.250            294.19
    TERRE HAUTE      IN   47804          5            09/25/01         12
    0581832                              05           11/01/01         12
    581832                               O            10/01/31
    0


    6731292          E82/G02             F           48,800.00         ZZ
                                         360         48,634.59          1
                                       6.875            320.58         40
                                       6.625            320.58
    DECATUR          GA   30030          2            11/26/01         00
    0400539888                           01           01/01/02          0
    1537679                              O            12/01/31
    0


    6742020          601/G02             F          372,875.00         ZZ
                                         360        372,119.40          1
                                       8.000          2,736.03         95
                                       7.750          2,736.03
    DRIFTWOOD        TX   78619          1            12/28/01         10
    0433718699                           05           02/01/02         30
    61088050                             O            01/01/32
    0


    6742884          069/G02             F          400,000.00         ZZ
                                         360        399,034.68          1
                                       7.125          2,694.87         68
                                       6.875          2,694.87
    NEWHALL          CA   91321          1            12/09/01         00
    0433521127                           05           02/01/02          0
    88239561                             O            01/01/32
    0


    6770462          E22/G02             F           37,170.00         ZZ
                                         360         37,064.05          1
                                       7.750            266.29         90
                                       7.500            266.29
    KENNER           LA   70065          1            11/30/01         04
    0413337338                           01           01/01/02         25
    0413337338                           O            12/01/31
    0


    6778342          J95/G02             F           38,000.00         ZZ
                                         360         37,870.75          1
                                       8.000            278.84         43
                                       7.750            278.84
1


    WINCHESTER       VA   22601          2            10/10/01         00
    0433487352                           07           12/01/01          0
    0018748749                           O            11/01/31
    0


    6794784          A50/G02             F           70,000.00         ZZ
                                         360         69,847.03          1
                                       7.625            495.46         46
                                       7.375            495.46
    WARNER ROBINS    GA   31088          2            12/06/01         00
    0433815032                           05           02/01/02          0
    550255                               N            01/01/32
    0


    6801756          601/G02             F          335,000.00         ZZ
                                         360        334,475.74          1
                                       7.250          2,285.30         79
                                       7.000          2,285.30
    POUGHQUAG        NY   12570          2            01/18/02         00
    0433752599                           05           03/01/02          0
    61044400                             O            02/01/32
    0


    6813378          E22/G02             F           54,500.00         ZZ
                                         360         54,306.06          1
                                       6.625            348.97         48
                                       6.375            348.97
    DALLAS           TX   75229          5            11/28/01         00
    0413352741                           07           01/01/02          0
    0413352741                           O            12/01/31
    0


    6836490          E22/G02             F          106,700.00         ZZ
                                         360        106,417.99          3
                                       8.125            792.24         90
                                       7.875            792.24
    NORRISTOWN       PA   19401          1            12/05/01         01
    0413319260                           07           01/01/02         25
    0413319260                           N            12/01/31
    0


    6856728          E82/G02             F          103,800.00         ZZ
                                         360        103,561.59          1
                                       7.375            716.92         65
                                       7.125            716.92
    EGG HARBOR TWP   NJ   08234          2            12/03/01         00
    0400516068                           05           02/01/02          0
    0400516068                           O            01/01/32
    0
1




    6858828          U19/G02             F          235,000.00         ZZ
                                         360        234,683.59          1
                                       8.000          1,724.35         63
                                       7.750          1,724.35
    ESTES PARK       CO   80517          5            01/25/02         00
    0433720133                           05           03/01/02          0
    01110136                             O            02/01/32
    0


    6870408          F89/G02             F          335,200.00         ZZ
                                         360        334,410.81          1
                                       7.250          2,286.65         80
                                       7.000          2,286.65
    RANCHO CUCAMONG  CA   91737          1            12/11/01         00
    0433499712                           05           02/01/02          0
    11115261                             O            01/01/32
    0


    6879324          E22/G02             F           55,000.00         ZZ
                                         360         54,865.31          1
                                       8.500            422.90         85
                                       8.250            422.90
    EVARTS           KY   40828          2            12/03/01         01
    0413314956                           27           01/01/02         12
    0413314956                           O            12/01/31
    0


    6879400          E22/G02             F           50,250.00         ZZ
                                         360         50,099.20          1
                                       7.500            351.36         80
                                       7.250            351.36
    CASEVILLE        MI   48725          5            12/03/01         00
    0413351875                           05           01/01/02          0
    0413351875                           O            12/01/31
    0


    6888531          E22/G02             F          272,000.00         ZZ
                                         360        272,000.00          1
                                       7.375          1,878.64         80
                                       7.125          1,878.64
    KENNER           LA   70065          5            03/06/02         00
    0413500257                           05           05/01/02          0
    0413500257                           O            04/01/32
    0


    6888543          E22/G02             F          243,950.00         ZZ
                                         360        243,950.00          1
1


                                       6.875          1,602.58         85
                                       6.625          1,602.58
    MIAMI            FL   33158          5            03/07/02         01
    0413554478                           05           05/01/02         12
    0413554478                           O            04/01/32
    0


    6888547          E22/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.625          1,557.15         80
                                       7.375          1,557.15
    UNION CITY       CA   94587          5            03/04/02         00
    0413568890                           05           05/01/02          0
    0413568890                           O            04/01/32
    0


    6888559          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
                                       7.875            815.70         90
                                       7.625            815.70
    HARVEY           LA   70058          1            03/12/02         04
    0413613290                           05           05/01/02         25
    0413613290                           N            04/01/32
    0


    6888577          E22/G02             F           90,500.00         ZZ
                                         360         90,500.00          1
                                       7.250            617.37         80
                                       7.000            617.37
    CAMDEN           SC   29020          5            03/07/02         00
    0413635582                           05           05/01/02          0
    0413635582                           O            04/01/32
    0


    6888581          E22/G02             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       8.250          2,524.26         80
                                       8.000          2,524.26
    DALLAS           TX   75225          5            03/07/02         00
    0413638677                           05           05/01/02          0
    0413638677                           O            04/01/32
    0


    6888605          E22/G02             F          130,400.00         ZZ
                                         360        130,400.00          1
                                       7.125            878.53         80
                                       6.875            878.53
    RANCHO CORDOVA   CA   95670          5            03/06/02         00
    0413677691                           05           05/01/02          0
1


    0413677691                           O            04/01/32
    0


    6888609          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.500            699.21         48
                                       7.250            699.21
    MENIFEE          CA   92584          5            03/01/02         00
    0413680570                           03           05/01/02          0
    0413680570                           O            04/01/32
    0


    6888613          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.500          1,118.74         69
                                       7.250          1,118.74
    GLOUCESTER       MA   01930          5            03/07/02         00
    0413683426                           05           05/01/02          0
    0413683426                           O            04/01/32
    0


    6888619          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
                                       7.875            815.70         90
                                       7.625            815.70
    HARVEY           LA   70058          1            03/12/02         04
    0413687971                           05           05/01/02         25
    0413687971                           N            04/01/32
    0


    6888621          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.500          1,398.43         79
                                       7.250          1,398.43
    HICKSVILLE       NY   11801          2            03/07/02         00
    0413693151                           05           05/01/02          0
    0413693151                           O            04/01/32
    0


    6888625          E22/G02             F          750,000.00         ZZ
                                         360        750,000.00          1
                                       7.250          5,116.32         58
                                       7.000          5,116.32
    RANCHO PALOS VE  CA   90275          5            03/04/02         00
    0413695859                           05           05/01/02          0
    0413695859                           O            04/01/32
    0


1


    6888629          E22/G02             F          363,000.00         ZZ
                                         360        363,000.00          1
                                       7.500          2,538.15         85
                                       7.250          2,538.15
    KENNER           LA   70065          2            03/05/02         04
    0413697160                           05           05/01/02         12
    0413697160                           O            04/01/32
    0


    6888631          E22/G02             F           95,000.00         ZZ
                                         360         95,000.00          1
                                       7.250            648.07         72
                                       7.000            648.07
    BENNETT          IA   52721          5            03/07/02         00
    0413699075                           05           05/01/02          0
    0413699075                           O            04/01/32
    0


    6888641          E22/G02             F          473,200.00         ZZ
                                         360        473,200.00          1
                                       7.125          3,188.04         46
                                       6.875          3,188.04
    MOUNTAIN VIEW    CA   94041          5            03/05/02         00
    0413708595                           05           05/01/02          0
    0413708595                           O            04/01/32
    0


    6888651          E22/G02             F          129,500.00         ZZ
                                         360        129,500.00          1
                                       7.500            905.48         70
                                       7.250            905.48
    MIAMI            FL   33175          5            03/07/02         00
    0413716358                           05           05/01/02          0
    0413716358                           O            04/01/32
    0


    6888657          E22/G02             F          207,000.00         ZZ
                                         360        207,000.00          4
                                       7.875          1,500.89         67
                                       7.625          1,500.89
    BROOKLYN         NY   11207          2            03/12/02         00
    0413720095                           07           05/01/02          0
    0413720095                           N            04/01/32
    0


    6888659          E22/G02             F          239,400.00         ZZ
                                         360        239,400.00          1
                                       7.875          1,735.82         95
                                       7.625          1,735.82
1


    LINCOLN          CA   95648          5            03/05/02         01
    0413721424                           05           05/01/02         30
    0413721424                           O            04/01/32
    0


    6888661          E22/G02             F           30,148.00         ZZ
                                         360         30,148.00          1
                                       8.375            229.15         80
                                       8.125            229.15
    HARVEY           LA   70058          5            03/12/02         00
    0413722802                           09           05/01/02          0
    0413722802                           N            04/01/32
    0


    6888671          E22/G02             F           85,500.00         ZZ
                                         360         85,500.00          1
                                       7.000            568.83         74
                                       6.750            568.83
    NAPLES           FL   34113          5            03/07/02         00
    0413730250                           05           05/01/02          0
    0413730250                           O            04/01/32
    0


    6888673          E22/G02             F          194,350.00         ZZ
                                         360        194,350.00          1
                                       7.500          1,358.92         87
                                       7.250          1,358.92
    KENT             WA   98031          2            03/05/02         04
    0413730458                           05           05/01/02         25
    0413730458                           O            04/01/32
    0


    6888679          E22/G02             F          352,000.00         ZZ
                                         360        352,000.00          4
                                       7.750          2,521.77         80
                                       7.500          2,521.77
    SAN DIEGO        CA   92109          1            03/04/02         00
    0413732041                           05           05/01/02          0
    0413732041                           N            04/01/32
    0


    6888683          E22/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.625            743.18         64
                                       7.375            743.18
    MERRIAM          KS   66202          5            03/05/02         00
    0413733627                           05           05/01/02          0
    0413733627                           O            04/01/32
    0
1




    6888699          E22/G02             F           94,000.00         ZZ
                                         360         94,000.00          1
                                       7.250            641.25         79
                                       7.000            641.25
    DENTON           TX   76208          5            03/06/02         00
    0413740986                           05           05/01/02          0
    0413740986                           O            04/01/32
    0


    6888721          E22/G02             F          358,000.00         ZZ
                                         360        358,000.00          1
                                       7.750          2,564.76         85
                                       7.500          2,564.76
    WINDSOR          CA   95492          2            03/06/02         01
    0413756388                           05           05/01/02         12
    0413756388                           O            04/01/32
    0


    6888725          E22/G02             F          103,000.00         ZZ
                                         360        103,000.00          1
                                       7.500            720.19         66
                                       7.250            720.19
    SUGAR LAND       TX   77478          5            03/06/02         00
    0413756800                           03           05/01/02          0
    0413756800                           O            04/01/32
    0


    6888741          E22/G02             F          164,800.00         ZZ
                                         360        164,800.00          1
                                       7.375          1,138.23         77
                                       7.125          1,138.23
    MARSHALL         NC   28753          2            03/11/02         00
    0413768151                           05           05/01/02          0
    0413768151                           O            04/01/32
    0


    6888743          E22/G02             F          169,900.00         ZZ
                                         360        169,900.00          1
                                       7.750          1,217.18         68
                                       7.500          1,217.18
    MIAMI            FL   33175          1            03/12/02         00
    0413768920                           05           05/01/02          0
    0413768920                           O            04/01/32
    0


    6888753          E22/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
1


                                       7.625            679.48         80
                                       7.375            679.48
    CARROLLTON       TX   75007          5            03/07/02         00
    0413776956                           05           05/01/02          0
    0413776956                           O            04/01/32
    0


    6888755          E22/G02             F          169,600.00         ZZ
                                         360        169,600.00          1
                                       7.125          1,142.63         80
                                       6.875          1,142.63
    PALM BEACH GARD  FL   33410          5            03/07/02         00
    0413777160                           05           05/01/02          0
    0413777160                           O            04/01/32
    0


    6889187          A50/G02             F          187,200.00         ZZ
                                         360        186,928.16          1
                                       7.625          1,324.99         79
                                       7.375          1,324.99
    PENSACOLA        FL   32507          1            01/29/02         00
    0433810496                           03           03/01/02          0
    597884                               O            02/01/32
    0


    6889297          696/G02             F          479,400.00         ZZ
                                         360        479,400.00          1
                                       7.250          3,270.35         80
                                       7.000          3,270.35
    FALLS CHURCH     VA   22043          1            03/12/02         00
    0433777869                           03           05/01/02          0
    25102013                             O            04/01/32
    0


    6889301          696/G02             F          283,500.00         ZZ
                                         360        283,309.78          1
                                       8.000          2,080.22         90
                                       7.750          2,080.22
    LEESBURG         VA   20175          1            02/28/02         12
    0433888989                           05           04/01/02         25
    24001235                             O            03/01/32
    0


    6889659          A80/G02             F          109,500.00         ZZ
                                         360        109,500.00          1
                                       8.000            803.48         80
                                       7.750            803.48
    MIAMI            FL   33018          1            03/19/02         00
    0433828019                           05           05/01/02          0
1


    020230357                            N            04/01/32
    0


    6890115          A50/G02             F          209,600.00         ZZ
                                         360        209,452.07          1
                                       7.750          1,501.60         80
                                       7.500          1,501.60
    BRUNSWICK        GA   31525          2            02/12/02         00
    0433816873                           05           04/01/02          0
    596545                               O            03/01/32
    0


    6891787          G75/G75             F          592,000.00         ZZ
                                         360        591,261.51          4
                                       8.375          4,499.63         80
                                       8.125          4,499.63
    WASHINGTON       DC   20007          2            01/08/02         00
    04302840                             05           03/01/02          0
    04302840                             O            02/01/32
    0


    6891789          G75/G75             F          110,800.00         ZZ
                                         360        110,658.19          1
                                       8.250            832.41         80
                                       8.000            832.41
    MOORESVILLE      NC   28115          1            01/22/02         00
    04481569                             03           03/01/02          0
    04481569                             O            02/01/32
    0


    6891791          G75/G75             F          311,000.00         ZZ
                                         360        310,570.53          1
                                       7.875          2,254.97         72
                                       7.625          2,254.97
    LOUISBURG        NC   27549          2            01/18/02         00
    04506424                             03           03/01/02          0
    04506424                             O            02/01/32
    0


    6891793          G75/G75             F          206,000.00         ZZ
                                         360        205,700.85          2
                                       7.625          1,458.06         76
                                       7.375          1,458.06
    UNION            NJ   07083          5            01/18/02         00
    04535653                             05           03/01/02          0
    04535653                             O            02/01/32
    0


1


    6891799          G75/G75             F           24,800.00         ZZ
                                         360         24,767.45          1
                                       8.125            184.14         80
                                       7.875            184.14
    LOVES PARK       IL   61111          1            01/28/02         00
    04590243                             05           03/01/02          0
    04590243                             N            02/01/32
    0


    6891801          G75/G75             F          372,000.00         ZZ
                                         360        371,730.75          1
                                       7.625          2,633.00         60
                                       7.375          2,633.00
    ALEXANDRIA TOWN  NJ   08848          2            02/11/02         00
    04591079                             05           04/01/02          0
    04591079                             O            03/01/32
    0


    6891803          G75/G75             F           78,750.00         ZZ
                                         360         78,697.16          1
                                       8.000            577.84         90
                                       7.750            577.84
    KEYMAR           MD   21757          1            02/22/02         14
    04600424                             05           04/01/02         25
    04600424                             N            03/01/32
    0


    6891807          420/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       7.500          2,573.11         80
                                       7.250          2,573.11
    SANTA ROSA       CA   95404          1            03/15/02         00
    0433849478                           05           05/01/02          0
    72000603                             O            04/01/32
    0


    6891925          F96/G02             F          107,000.00         ZZ
                                         360        107,000.00          1
                                       7.875            775.82         79
                                       7.625            775.82
    BOROUGH OF FRAN  NJ   07416          1            03/19/02         00
    0433816394                           01           05/01/02          0
    0108262                              O            04/01/32
    0


    6893247          806/G02             F          188,050.00         ZZ
                                         360        187,892.01          1
                                       6.875          1,235.36         80
                                       6.625          1,235.36
1


    FONTANA          CA   92336          1            02/12/02         00
    0433793304                           05           04/01/02          0
    1040004881                           O            03/01/32
    0


    6894997          F32/G02             F          183,900.00         ZZ
                                         360        183,900.00          1
                                       7.125          1,238.97         80
                                       6.875          1,238.97
    CUMMING          GA   30041          1            03/15/02         00
    0433792876                           05           05/01/02          0
    15090483                             O            04/01/32
    0


    6897099          S64/G02             F           87,200.00         T
                                         360         87,200.00          1
                                       7.625            617.20         90
                                       7.375            617.20
    INDIANAPOLIS     IN   46239          1            03/20/02         28
    0433818895                           03           05/01/02         25
    77203016                             O            04/01/32
    0


    6902722          E22/G02             F           40,950.00         ZZ
                                         360         40,869.10          1
                                       8.125            304.05         90
                                       7.875            304.05
    PHOENIX CITY     AL   36870          5            12/04/01         04
    0413138207                           05           02/01/02         25
    0413138207                           O            01/01/32
    0


    6902780          E22/G02             F           50,000.00         ZZ
                                         360         49,900.19          1
                                       8.125            371.25         77
                                       7.875            371.25
    YAKIMA           WA   98901          5            11/30/01         00
    0413227901                           05           02/01/02          0
    0413227901                           O            01/01/32
    0


    6903713          696/G02             F          181,600.00         ZZ
                                         360        181,465.23          1
                                       7.500          1,269.77         80
                                       7.250          1,269.77
    STERLING         VA   20165          1            02/28/02         00
    0433795531                           09           04/01/02          0
    21402013                             O            03/01/32
    0
1




    6906177          F61/G02             F          289,750.00         ZZ
                                         360        289,750.00          1
                                       7.000          1,927.71         95
                                       6.750          1,927.71
    WOODINVILLE      WA   98072          1            03/19/02         04
    0433814076                           05           05/01/02         30
    020117B                              O            04/01/32
    0


    6906325          950/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.750            859.69         78
                                       7.500            859.69
    CARBONADO        WA   98323          5            03/18/02         00
    0433897022                           05           05/01/02          0
    EW202334                             O            04/01/32
    0


    6906359          420/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.375          2,762.70         70
                                       7.125          2,762.70
    SANTA ROSA       CA   95401          1            03/18/02         00
    0433849007                           05           05/01/02          0
    72000648                             O            04/01/32
    0


    6907943          975/G02             F          263,500.00         ZZ
                                         360        263,500.00          3
                                       7.000          1,753.07         80
                                       6.750          1,753.07
    LOS ANGELES      CA   90039          2            03/14/02         00
    0433855483                           05           05/01/02          0
    2020726                              O            04/01/32
    0


    6908737          883/G02             F          263,600.00         ZZ
                                         360        263,600.00          1
                                       7.375          1,820.62         87
                                       7.125          1,820.62
    LOXAHATCHEE      FL   33470          4            03/05/02         14
    0433810611                           05           05/01/02         25
    05011335                             O            04/01/32
    0


    6910179          E22/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
1


                                       8.375            718.27         90
                                       8.125            718.27
    PHOENIX          AZ   85040          1            03/07/02         04
    0413556028                           05           05/01/02         25
    0413556028                           N            04/01/32
    0


    6910205          E22/G02             F          161,000.00         ZZ
                                         240        161,000.00          1
                                       8.250          1,371.83         85
                                       8.000          1,371.83
    MIDDLETOWN       NY   10940          2            03/08/02         04
    0413635137                           05           05/01/02         12
    0413635137                           O            04/01/22
    0


    6910207          E22/G02             F          117,000.00         ZZ
                                         360        117,000.00          1
                                       7.625            828.12         69
                                       7.375            828.12
    LOUISVILLE       KY   40207          5            03/08/02         00
    0413640004                           05           05/01/02          0
    0413640004                           O            04/01/32
    0


    6910209          E22/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
                                       7.375            414.41         62
                                       7.125            414.41
    SPRING           TX   77373          5            03/08/02         00
    0413642141                           05           05/01/02          0
    0413642141                           O            04/01/32
    0


    6910231          E22/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
                                       8.000            369.82         90
                                       7.750            369.82
    JACKSON          MI   49202          1            03/13/02         01
    0413682394                           05           05/01/02         25
    0413682394                           N            04/01/32
    0


    6910237          E22/G02             F          501,000.00         ZZ
                                         360        501,000.00          1
                                       7.125          3,375.33         66
                                       6.875          3,375.33
    ROCHESTER        MI   48307          1            03/13/02         00
    0413690553                           05           05/01/02          0
1


    0413690553                           O            04/01/32
    0


    6910243          E22/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.375            759.74         79
                                       7.125            759.74
    MILLIKEN         CO   80543          5            03/08/02         00
    0413695164                           05           05/01/02          0
    0413695164                           O            04/01/32
    0


    6910257          E22/G02             F           56,000.00         ZZ
                                         360         56,000.00          1
                                       8.375            425.64         80
                                       8.125            425.64
    TAMPA            FL   33612          1            03/13/02         00
    0413703133                           05           05/01/02          0
    0413703133                           N            04/01/32
    0


    6910261          E22/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       7.125          1,886.41         70
                                       6.875          1,886.41
    SPICEWOOD        TX   78669          5            03/08/02         00
    0413705195                           03           05/01/02          0
    0413705195                           O            04/01/32
    0


    6910273          E22/G02             F          238,300.00         ZZ
                                         360        238,300.00          1
                                       7.250          1,625.63         89
                                       7.000          1,625.63
    CARROLLTON       TX   75007          2            03/08/02         04
    0413708652                           03           05/01/02         25
    0413708652                           O            04/01/32
    0


    6910291          E22/G02             F          375,000.00         ZZ
                                         360        374,700.12          1
                                       7.125          2,526.44         78
                                       6.875          2,526.44
    NEWCASTLE        CA   95658          5            02/26/02         00
    0413722430                           05           04/01/02          0
    0413722430                           O            03/01/32
    0


1


    6910295          E22/G02             F           72,000.00         ZZ
                                         360         72,000.00          1
                                       7.625            509.61         90
                                       7.375            509.61
    WATAUGA          TX   76148          1            03/13/02         01
    0413723768                           05           05/01/02         25
    0413723768                           N            04/01/32
    0


    6910305          E22/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
                                       7.125            943.21         80
                                       6.875            943.21
    HOUSTON          TX   77069          1            03/12/02         00
    0413725854                           03           05/01/02          0
    0413725854                           O            04/01/32
    0


    6910307          E22/G02             F          150,100.00         ZZ
                                         360        150,100.00          1
                                       8.375          1,140.87         90
                                       8.125          1,140.87
    FLORISSANT       CO   80816          2            03/08/02         01
    0413726415                           05           05/01/02         25
    0413726415                           O            04/01/32
    0


    6910309          E22/G02             F           66,800.00         T
                                         360         66,800.00          1
                                       8.125            495.99         80
                                       7.875            495.99
    LAKE WORTH       FL   33460          1            03/13/02         00
    0413728668                           05           05/01/02          0
    0413728668                           O            04/01/32
    0


    6910321          E22/G02             F          214,000.00         ZZ
                                         360        214,000.00          1
                                       7.125          1,441.76         80
                                       6.875          1,441.76
    CONCORD          CA   94518          1            03/06/02         00
    0413731472                           05           05/01/02          0
    0413731472                           N            04/01/32
    0


    6910327          E22/G02             F          153,900.00         ZZ
                                         360        153,900.00          3
                                       6.875          1,011.01         90
                                       6.625          1,011.01
1


    FALL RIVER       MA   02720          5            03/08/02         04
    0413735077                           05           05/01/02         25
    0413735077                           O            04/01/32
    0


    6910337          E22/G02             F          208,250.00         ZZ
                                         360        208,250.00          1
                                       8.125          1,546.25         85
                                       7.875          1,546.25
    ARVADA           CO   80003          5            03/08/02         01
    0413737743                           05           05/01/02         12
    0413737743                           O            04/01/32
    0


    6910339          E22/G02             F           67,920.00         ZZ
                                         360         67,920.00          1
                                       7.625            480.73         80
                                       7.375            480.73
    MALAGA           WA   98828          1            03/07/02         00
    0413738295                           03           05/01/02          0
    0413738295                           N            04/01/32
    0


    6910345          E22/G02             F          281,300.00         ZZ
                                         360        281,300.00          1
                                       7.500          1,966.89         69
                                       7.250          1,966.89
    MONTARA          CA   94037          5            03/06/02         00
    0413743196                           05           05/01/02          0
    0413743196                           O            04/01/32
    0


    6910349          E22/G02             F          184,000.00         ZZ
                                         360        184,000.00          4
                                       8.125          1,366.19         80
                                       7.875          1,366.19
    PUYALLUP         WA   98375          2            03/06/02         00
    0413744913                           05           05/01/02          0
    0413744913                           N            04/01/32
    0


    6910357          E22/G02             F           64,800.00         ZZ
                                         360         64,800.00          1
                                       7.375            447.56         80
                                       7.125            447.56
    AMARILLO         TX   79110          5            03/08/02         00
    0413752643                           05           05/01/02          0
    0413752643                           O            04/01/32
    0
1




    6910367          E22/G02             F           56,000.00         ZZ
                                         360         56,000.00          1
                                       7.625            396.36         80
                                       7.375            396.36
    PERRYVILLE       MO   63775          2            03/08/02         00
    0413758111                           05           05/01/02          0
    0413758111                           O            04/01/32
    0


    6910369          E22/G02             F          100,000.00         T
                                         360        100,000.00          1
                                       7.375            690.68         73
                                       7.125            690.68
    GARDNERVILLE     NV   89410          1            03/01/02         00
    0413758707                           05           05/01/02          0
    0413758707                           O            04/01/32
    0


    6910377          E22/G02             F           40,800.00         ZZ
                                         360         40,800.00          2
                                       8.500            313.72         80
                                       8.250            313.72
    DETROIT          MI   48204          5            03/08/02         00
    0413760455                           05           05/01/02          0
    0413760455                           O            04/01/32
    0


    6910409          E22/G02             F          140,250.00         ZZ
                                         360        140,250.00          1
                                       7.875          1,016.91         85
                                       7.625          1,016.91
    TUPELO           MS   38801          5            03/08/02         10
    0413785650                           05           05/01/02         12
    0413785650                           O            04/01/32
    0


    6910736          601/G02             F           55,775.00         ZZ
                                         360         55,683.28          1
                                       7.000            371.08         71
                                       6.750            371.08
    PENSACOLA        FL   32501          2            01/03/02         00
    0433726817                           05           03/01/02          0
    61021937                             N            02/01/32
    0


    6911099          E82/G02             F          148,000.00         ZZ
                                         360        148,000.00          4
1


                                       7.375          1,022.20         74
                                       7.125          1,022.20
    WILMINGTON       DE   19805          2            03/14/02         00
    0400602058                           05           05/01/02          0
    1990041                              N            04/01/32
    0


    6911101          E82/G02             F           75,300.00         ZZ
                                         360         75,300.00          1
                                       7.375            520.08         74
                                       7.125            520.08
    GREAT FALLS      MT   59405          2            03/11/02         00
    0400574885                           05           05/01/02          0
    1727592                              O            04/01/32
    0


    6911119          E82/G02             F          164,200.00         ZZ
                                         360        164,200.00          2
                                       7.875          1,190.56         80
                                       7.625          1,190.56
    FORT WORTH       TX   76140          2            03/15/02         00
    0400594107                           05           05/01/02          0
    4242108                              N            04/01/32
    0


    6911121          E82/G02             F          161,600.00         ZZ
                                         360        161,600.00          2
                                       7.875          1,171.71         80
                                       7.625          1,171.71
    FORT WORTH       TX   76140          2            03/15/02         00
    0400594172                           05           05/01/02          0
    4234140                              N            04/01/32
    0


    6911213          144/144             F          163,200.00         ZZ
                                         360        163,200.00          1
                                       7.375          1,127.18         85
                                       7.125          1,127.18
    NEW PALTZ        NY   12561          5            03/20/02         01
    02KOVALSKYE                          05           05/01/02         12
    02KOVALSKYE                          O            04/01/32
    0


    6912035          M27/G02             F          300,700.00         ZZ
                                         360        300,700.00          1
                                       7.000          2,000.56         57
                                       6.750          2,000.56
    CARTERSVILLE     GA   30121          2            03/25/02         00
    0433886603                           05           05/01/02          0
1


    600745655                            O            04/01/32
    0


    6913621          U05/G02             F          121,050.00         ZZ
                                         360        121,050.00          1
                                       7.625            856.78         90
                                       7.375            856.78
    ROYAL PALM BEAC  FL   33411          1            03/20/02         01
    0433817657                           05           05/01/02         25
    3211713                              N            04/01/32
    0


    6914903          R68/G02             F          160,550.00         ZZ
                                         360        160,550.00          1
                                       7.625          1,136.36         95
                                       7.375          1,136.36
    WESTON           FL   33326          1            03/19/02         10
    0433811395                           03           05/01/02         30
    20020629                             O            04/01/32
    0


    6914959          W02/G02             F          102,000.00         ZZ
                                         360        102,000.00          1
                                       7.500            713.20         89
                                       7.250            713.20
    DUNEDIN          FL   34698          5            03/18/02         14
    0433863347                           05           05/01/02         25
    1000887787                           O            04/01/32
    0


    6916063          A06/G02             F          212,000.00         ZZ
                                         360        212,000.00          1
                                       7.500          1,482.34         80
                                       7.250          1,482.34
    PLYMOUTH         MI   48170          1            03/29/02         00
    0433857216                           05           05/01/02          0
    021000020204857                      O            04/01/32
    0


    6925289          S43/G02             F          198,000.00         ZZ
                                         360        198,000.00          3
                                       7.750          1,418.50         90
                                       7.500          1,418.50
    ALBUQUERQUE      NM   87112          1            03/26/02         01
    0433832037                           05           05/01/02         25
    020208                               N            04/01/32
    0


1


    6927951          588/G02             F          545,000.00         ZZ
                                         360        544,188.53          1
                                       7.500          3,810.72         75
                                       7.250          3,810.72
    MENDHAM TOWNSHI  NJ   07945          5            01/11/02         00
    0433815065                           05           03/01/02          0
    1054383                              O            02/01/32
    0


    6928665          S43/G02             F          126,800.00         ZZ
                                         360        126,800.00          1
                                       7.625            897.48         80
                                       7.375            897.48
    ALBUQUERQUE      NM   87114          1            03/25/02         00
    0433823788                           03           05/01/02          0
    020096                               O            04/01/32
    0


    6932811          U05/G02             F          432,000.00         ZZ
                                         360        432,000.00          1
                                       7.375          2,983.72         72
                                       7.125          2,983.72
    ASHLAND          OR   97520          2            03/20/02         00
    0433850302                           05           05/01/02          0
    3215080                              O            04/01/32
    0


    6933319          E22/G02             F          177,000.00         ZZ
                                         360        177,000.00          4
                                       7.750          1,268.05         69
                                       7.500          1,268.05
    LOS ANGELES      CA   90029          2            02/27/02         00
    0413200312                           05           05/01/02          0
    0413200312                           N            04/01/32
    0


    6933321          E22/G02             F          196,240.00         ZZ
                                         360        196,240.00          1
                                       7.125          1,322.11         80
                                       6.875          1,322.11
    SEATTLE          WA   98118          1            03/01/02         00
    0413230756                           05           05/01/02          0
    0413230756                           O            04/01/32
    0


    6933325          E22/G02             F           85,000.00         ZZ
                                         240         84,834.34          1
                                       6.875            652.64         65
                                       6.625            652.64
1


    RIVERSIDE        CA   92504          2            02/25/02         00
    0413478538                           05           04/01/02          0
    0413478538                           O            03/01/22
    0


    6933329          E22/G02             F          128,000.00         ZZ
                                         360        127,814.11          2
                                       7.625            905.98         80
                                       7.375            905.98
    HIALEAH          FL   33016          1            02/13/02         00
    0413493024                           05           03/01/02          0
    0413493024                           O            02/01/32
    0


    6933339          E22/G02             F           56,800.00         ZZ
                                         360         56,800.00          1
                                       7.625            402.03         80
                                       7.375            402.03
    SAN ANTONIO      TX   78249          5            03/08/02         00
    0413607912                           05           05/01/02          0
    0413607912                           O            04/01/32
    0


    6933343          E22/G02             F          160,000.00         ZZ
                                         360        159,868.85          1
                                       7.000          1,064.48         70
                                       6.750          1,064.48
    CANYON LAKE      CA   92587          5            02/25/02         00
    0413617150                           03           04/01/02          0
    0413617150                           O            03/01/32
    0


    6933373          E22/G02             F           87,300.00         ZZ
                                         360         87,300.00          1
                                       7.875            632.99         90
                                       7.625            632.99
    LODI             CA   95240          1            03/05/02         01
    0413699943                           07           05/01/02         25
    0413699943                           N            04/01/32
    0


    6933377          E22/G02             F          255,000.00         ZZ
                                         360        255,000.00          1
                                       7.250          1,739.55         60
                                       7.000          1,739.55
    SAN JOSE         CA   95139          1            03/06/02         00
    0413702309                           05           05/01/02          0
    0413702309                           O            04/01/32
    0
1




    6933385          E22/G02             F           61,500.00         ZZ
                                         360         61,500.00          1
                                       7.500            430.02         75
                                       7.250            430.02
    EUGENE           OR   97402          5            03/07/02         00
    0413711235                           05           05/01/02          0
    0413711235                           N            04/01/32
    0


    6933389          E22/G02             F           83,700.00         ZZ
                                         360         83,700.00          1
                                       7.875            606.88         90
                                       7.625            606.88
    LODI             CA   95240          1            02/28/02         01
    0413711599                           07           05/01/02         25
    0413711599                           N            04/01/32
    0


    6933401          E22/G02             F          248,000.00         ZZ
                                         360        248,000.00          1
                                       6.750          1,608.52         80
                                       6.500          1,608.52
    MACKINAC ISLAND  MI   49757          1            03/14/02         00
    0413720913                           01           05/01/02          0
    0413720913                           N            04/01/32
    0


    6933417          E22/G02             F          283,500.00         ZZ
                                         360        283,500.00          2
                                       8.375          2,154.80         70
                                       8.125          2,154.80
    QUINCY           MA   02169          5            03/14/02         00
    0413740549                           05           05/01/02          0
    0413740549                           N            04/01/32
    0


    6933435          E22/G02             F          251,900.00         ZZ
                                         360        251,900.00          1
                                       8.125          1,870.35         90
                                       7.875          1,870.35
    SARATOGA SPRING  UT   84043          1            03/12/02         01
    0413767765                           09           05/01/02         30
    0413767765                           O            04/01/32
    0


    6933453          E22/G02             F          440,000.00         ZZ
                                         360        440,000.00          1
1


                                       8.125          3,266.99         80
                                       7.875          3,266.99
    TROUTDALE        OR   97060          2            03/07/02         00
    0413778275                           05           05/01/02          0
    0413778275                           O            04/01/32
    0


    6933455          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       8.000            968.57         80
                                       7.750            968.57
    BRIDGEPORT       TX   76426          2            03/12/02         00
    0413781873                           05           05/01/02          0
    0413781873                           N            04/01/32
    0


    6933459          E22/G02             F           52,500.00         ZZ
                                         360         52,500.00          1
                                       7.375            362.60         70
                                       7.125            362.60
    SPOKANE          WA   99206          2            03/11/02         00
    0413784414                           05           05/01/02          0
    0413784414                           N            04/01/32
    0


    6933467          E22/G02             F          140,400.00         ZZ
                                         360        140,400.00          4
                                       7.625            993.74         90
                                       7.375            993.74
    IDAHO FALLS      ID   83402          1            03/07/02         04
    0413800152                           05           05/01/02         25
    0413800152                           N            04/01/32
    0


    6933477          E22/G02             F           92,500.00         ZZ
                                         360         92,500.00          1
                                       7.625            654.71         95
                                       7.375            654.71
    SPRING           TX   77379          1            03/14/02         01
    0413813072                           03           05/01/02         30
    0413813072                           O            04/01/32
    0


    6933479          E22/G02             F           42,400.00         ZZ
                                         360         42,400.00          1
                                       8.500            326.02         80
                                       8.250            326.02
    JACKSON          MI   49202          1            03/14/02         00
    0413816687                           05           05/01/02          0
1


    0413816687                           N            04/01/32
    0


    6934853          E82/G02             F          243,500.00         ZZ
                                         360        243,500.00          1
                                       7.250          1,661.10         77
                                       7.000          1,661.10
    COPPEROPOLIS     CA   95228          2            03/07/02         00
    0400588448                           03           05/01/02          0
    3651482                              O            04/01/32
    0


    6934869          E82/G02             F          125,500.00         ZZ
                                         360        125,500.00          1
                                       7.250            856.13         77
                                       7.000            856.13
    PALM BEACH       FL   33480          2            03/11/02         00
    0400584991                           03           05/01/02          0
    1977939                              O            04/01/32
    0


    6934905          E82/G02             F          172,000.00         T
                                         360        172,000.00          1
                                       7.500          1,202.65         80
                                       7.250          1,202.65
    TACOMA           WA   98422          2            03/13/02         00
    0400588000                           05           05/01/02          0
    0400588000                           O            04/01/32
    0


    6934917          E82/G02             F           63,900.00         ZZ
                                         360         63,900.00          2
                                       8.125            474.46         66
                                       7.875            474.46
    LAWRENCE         KS   66049          2            03/11/02         00
    0400586772                           05           05/01/02          0
    1586493                              N            04/01/32
    0


    6936633          M29/G02             F          300,000.00         ZZ
                                         360        299,765.97          1
                                       7.250          2,046.53         79
                                       7.000          2,046.53
    DENVER           CO   80204          1            02/28/02         00
    0433831906                           06           04/01/02          0
    0202124CB                            O            03/01/32
    0


1


    6937385          U05/G02             F          508,000.00         ZZ
                                         360        507,603.71          1
                                       7.250          3,465.46         78
                                       7.000          3,465.46
    PLANO            TX   75093          5            03/01/02         00
    0433814787                           05           04/01/02          0
    3208938                              O            03/01/32
    0


    6937958          601/G02             F           60,000.00         ZZ
                                         360         59,915.03          1
                                       7.750            429.85         75
                                       7.500            429.85
    TULSA            OK   74104          5            01/11/02         00
    0433752573                           05           03/01/02          0
    61125118                             N            02/01/32
    0


    6939658          601/G02             F           56,250.00         ZZ
                                         360         56,170.32          1
                                       7.750            402.99         75
                                       7.500            402.99
    TULSA            OK   74105          5            01/11/02         00
    0433752565                           05           03/01/02          0
    61125076                             N            02/01/32
    0


    6939963          286/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       7.750            659.10         78
                                       7.500            659.10
    NORFOLK          VA   23518          5            02/26/02         00
    0433809472                           05           05/01/02          0
    0000978153                           O            04/01/32
    0


    6940072          601/G02             F           58,500.00         ZZ
                                         360         58,417.14          1
                                       7.750            419.11         75
                                       7.500            419.11
    TULSA            OK   74105          5            01/11/02         00
    0433752532                           05           03/01/02          0
    61124939                             N            02/01/32
    0


    6940451          964/G02             F           72,000.00         ZZ
                                         360         72,000.00          1
                                       7.375            497.29         80
                                       7.125            497.29
1


    BOISE            ID   83709          2            03/20/02         00
    0433818374                           05           05/01/02          0
    195707                               O            04/01/32
    0


    6940584          601/G02             F           63,750.00         ZZ
                                         360         63,659.71          1
                                       7.750            456.72         75
                                       7.500            456.72
    TULSA            OK   74104          5            01/11/02         00
    0433752797                           05           03/01/02          0
    61125019                             N            02/01/32
    0


    6943841          E76/G02             F          259,996.00         ZZ
                                         360        259,996.00          1
                                       7.250          1,773.63         79
                                       7.000          1,773.63
    CASTLE ROCK      CO   80104          1            03/20/02         00
    0433836806                           05           05/01/02          0
    10012196                             O            04/01/32
    0


    6945733          U05/G02             F          342,000.00         ZZ
                                         360        342,000.00          4
                                       7.875          2,479.74         90
                                       7.625          2,479.74
    ANCHORAGE        AK   99507          5            03/07/02         11
    0433828498                           05           05/01/02         25
    3207077                              O            04/01/32
    0


    6947837          U28/G02             F           55,600.00         ZZ
                                         360         55,600.00          1
                                       7.125            374.59         78
                                       6.875            374.59
    FT OGLETHORPE    GA   30742          1            03/07/02         00
    0433810546                           05           05/01/02          0
    1                                    N            04/01/32
    0


    6951883          B57/G02             F          388,000.00         ZZ
                                         360        388,000.00          1
                                       7.375          2,679.82         80
                                       7.125          2,679.82
    CLOVIS           CA   93611          5            03/25/02         00
    0433887445                           05           05/01/02          0
    2118287                              O            04/01/32
    0
1




    6952127          025/025             F          488,700.00         ZZ
                                         360        483,970.02          1
                                       7.250          3,333.80         85
                                       7.000          3,333.80
    SARASOTA         FL   34243          1            03/29/01         14
    0025351313                           05           05/01/01         12
    0025351313                           O            04/01/31
    0


    6952205          025/025             F          411,000.00         ZZ
                                         360        409,537.47          1
                                       6.625          2,631.68         75
                                       6.375          2,631.68
    MARIETTA         GA   30062          5            11/12/01         00
    0026070771                           03           01/01/02          0
    0026070771                           O            12/01/31
    0


    6952421          025/025             F          551,000.00         ZZ
                                         360        550,351.37          1
                                       7.125          3,712.19         75
                                       6.875          3,712.19
    DOVER            MA   02030          5            02/13/02         00
    0139766828                           05           04/01/02          0
    0139766828                           O            03/01/32
    0


    6953484          742/G02             F          234,900.00         ZZ
                                         360        234,558.88          3
                                       7.625          1,662.61         90
                                       7.375          1,662.61
    PLEASANT VALLEY  NY   12569          1            01/23/02         04
    0433781465                           05           03/01/02         25
    8588733                              N            02/01/32
    0


    6957919          E22/G02             F          112,050.00         ZZ
                                         360        112,050.00          1
                                       8.250            841.79         90
                                       8.000            841.79
    JAYESS           MS   39641          5            03/08/02         04
    0413546706                           05           05/01/02         25
    0413546706                           O            04/01/32
    0


    6957937          E22/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
1


                                       7.250            613.96         60
                                       7.000            613.96
    SANTA FE         NM   87501          5            03/06/02         00
    0413622184                           01           05/01/02          0
    0413622184                           O            04/01/32
    0


    6957971          E22/G02             F          129,500.00         ZZ
                                         360        129,500.00          1
                                       7.875            938.96         94
                                       7.625            938.96
    NORTH CHARLESTO  SC   29418          5            03/11/02         10
    0413694332                           03           05/01/02         30
    0413694332                           O            04/01/32
    0


    6957977          E22/G02             F          102,000.00         ZZ
                                         360        102,000.00          2
                                       7.750            730.74         58
                                       7.500            730.74
    MIAMI            FL   33142          5            03/15/02         00
    0413705690                           05           05/01/02          0
    0413705690                           N            04/01/32
    0


    6957987          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.375          1,105.08         46
                                       7.125          1,105.08
    CORONA           CA   92883          1            02/25/02         00
    0413713306                           03           05/01/02          0
    0413713306                           O            04/01/32
    0


    6958007          E22/G02             F          204,500.00         ZZ
                                         360        204,500.00          1
                                       7.875          1,482.77         70
                                       7.625          1,482.77
    BETHANY          CT   06524          5            03/11/02         00
    0413722612                           05           05/01/02          0
    0413722612                           O            04/01/32
    0


    6958019          E22/G02             F          186,400.00         ZZ
                                         360        186,400.00          1
                                       7.375          1,287.42         80
                                       7.125          1,287.42
    BAKERSFIELD      CA   93313          1            03/12/02         00
    0413729112                           05           05/01/02          0
1


    0413729112                           O            04/01/32
    0


    6958023          E22/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       8.000          1,761.03         80
                                       7.750          1,761.03
    FORT COLLINS     CO   80525          1            03/15/02         00
    0413729716                           03           05/01/02          0
    0413729716                           N            04/01/32
    0


    6958043          E22/G02             F           46,800.00         ZZ
                                         360         46,800.00          1
                                       8.250            351.59         90
                                       8.000            351.59
    MEMPHIS          TN   38114          1            03/15/02         01
    0413745209                           05           05/01/02         25
    0413745209                           N            04/01/32
    0


    6958045          E22/G02             F          134,400.00         ZZ
                                         360        134,400.00          1
                                       7.375            928.27         80
                                       7.125            928.27
    SHELTON          WA   98584          1            03/11/02         00
    0413749771                           05           05/01/02          0
    0413749771                           O            04/01/32
    0


    6958047          E22/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       7.250          1,534.90         75
                                       7.000          1,534.90
    CORAL SPRINGS    FL   33065          5            03/11/02         00
    0413751033                           05           05/01/02          0
    0413751033                           O            04/01/32
    0


    6958055          E22/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.250          1,337.07         80
                                       7.000          1,337.07
    MANSFIELD        TX   76063          1            03/15/02         00
    0413755109                           05           05/01/02          0
    0413755109                           O            04/01/32
    0


1


    6958081          E22/G02             F          489,000.00         ZZ
                                         360        489,000.00          1
                                       7.375          3,377.40         84
                                       7.125          3,377.40
    NORTH KINGSTON   RI   02852          2            03/11/02         01
    0413770447                           05           05/01/02         12
    0413770447                           O            04/01/32
    0


    6958085          E22/G02             F           48,350.00         ZZ
                                         240         48,350.00          1
                                       8.500            419.59         93
                                       8.250            419.59
    AMORY            MS   38821          5            03/11/02         10
    0413773888                           05           05/01/02         30
    0413773888                           O            04/01/22
    0


    6958123          E22/G02             F          300,200.00         ZZ
                                         360        300,200.00          1
                                       7.375          2,073.41         95
                                       7.125          2,073.41
    FORT LUPTON      CO   80621          1            03/15/02         04
    0413792730                           05           05/01/02         30
    0413792730                           O            04/01/32
    0


    6958125          E22/G02             F          213,750.00         ZZ
                                         360        213,750.00          1
                                       7.250          1,458.15         95
                                       7.000          1,458.15
    FARMINGTON HILL  MI   48334          1            03/15/02         01
    0413796681                           05           05/01/02         30
    0413796681                           O            04/01/32
    0


    6958129          E22/G02             F          152,800.00         ZZ
                                         360        152,800.00          1
                                       8.250          1,147.94         95
                                       8.000          1,147.94
    MORRISVILLE      NC   27560          1            03/15/02         01
    0413798059                           05           05/01/02         30
    0413798059                           O            04/01/32
    0


    6958133          E22/G02             F          361,000.00         ZZ
                                         360        361,000.00          1
                                       7.875          2,617.50         95
                                       7.625          2,617.50
1


    FRISCO           TX   75034          1            03/15/02         04
    0413802976                           03           05/01/02         30
    0413802976                           O            04/01/32
    0


    6958153          964/G02             F          138,050.00         ZZ
                                         360        138,050.00          3
                                       7.875          1,000.96         90
                                       7.625          1,000.96
    PHOENIX          AZ   85013          1            03/21/02         01
    0433821758                           05           05/01/02         25
    200326                               N            04/01/32
    0


    6958391          E82/G02             F          102,500.00         ZZ
                                         360        102,500.00          1
                                       7.250            699.23         80
                                       7.000            699.23
    SNOWDOUN         AL   36105          2            03/18/02         00
    0400602371                           05           05/01/02          0
    1939366                              N            04/01/32
    0


    6958733          M18/G02             F          138,000.00         ZZ
                                         360        138,000.00          1
                                       7.125            929.73         73
                                       6.875            929.73
    RIALTO           CA   92377          5            03/22/02         00
    0433848652                           05           05/01/02          0
    980101652                            O            04/01/32
    0


    6959525          K39/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.500          1,188.66         68
                                       7.250          1,188.66
    HIGH BRIDGE      NJ   08829          5            03/25/02         00
    0433862067                           05           05/01/02          0
    151323447                            O            04/01/32
    0


    6959969          K15/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
                                       7.875            913.59         90
                                       7.625            913.59
    BUFORD           GA   30519          5            03/22/02         42
    0433853025                           03           05/01/02         25
    14505314517                          O            04/01/32
    0
1




    6962147          U28/G02             F          148,800.00         ZZ
                                         360        148,800.00          1
                                       7.750          1,066.02         80
                                       7.500          1,066.02
    CARROLLTON       GA   30116          5            03/20/02         00
    0433822160                           05           05/01/02          0
    2000001858                           O            04/01/32
    0


    6962387          G34/G02             F          137,400.00         ZZ
                                         360        137,400.00          1
                                       7.625            972.51         74
                                       7.375            972.51
    LUBBOCK          TX   79407          2            03/22/02         00
    0433891504                           05           05/01/02          0
    85200540                             O            04/01/32
    0


    6965709          806/G02             F          176,300.00         ZZ
                                         360        176,159.01          1
                                       7.125          1,187.77         80
                                       6.875          1,187.77
    MATHER           CA   95655          1            02/19/02         00
    0433876778                           03           04/01/02          0
    1070004002                           O            03/01/32
    0


    6969202          601/G02             F           80,000.00         ZZ
                                         360         79,833.73          1
                                       7.875            580.06         69
                                       7.625            580.06
    DES MOINES       IA   50315          5            12/21/01         00
    0433722188                           05           02/01/02          0
    61091484                             O            01/01/32
    0


    6969261          822/G02             F          140,000.00         ZZ
                                         360        139,898.66          2
                                       7.625            990.92         61
                                       7.375            990.92
    TAUNTON          MA   02710          5            02/14/02         00
    0433810363                           05           04/01/02          0
    3446020144                           N            03/01/32
    0


    6970007          H76/G02             F          230,000.00         ZZ
                                         360        230,000.00          1
1


                                       8.125          1,707.75         83
                                       7.875          1,707.75
    TAUNTON          MA   02780          5            03/21/02         01
    0433814514                           05           05/01/02         12
    2002423383                           O            04/01/32
    0


    6972779          S27/G02             F          146,790.00         ZZ
                                         360        146,790.00          1
                                       8.000          1,077.10         90
                                       7.750          1,077.10
    RESTON           VA   20191          1            03/25/02         10
    0433840691                           03           05/01/02         25
    1130007940                           O            04/01/32
    0


    6973580          E47/G02             F          490,000.00         ZZ
                                         360        489,079.94          1
                                       8.375          3,724.35         72
                                       8.125          3,724.35
    ORANGE           CA   92867          1            12/18/01         00
    0433841616                           03           02/01/02          0
    7331013773                           O            01/01/32
    0


    6976089          U05/G02             F          241,000.00         ZZ
                                         360        241,000.00          1
                                       7.125          1,623.66         44
                                       6.875          1,623.66
    ASHLAND          OR   97520          2            03/21/02         00
    0433850997                           05           05/01/02          0
    3215370                              O            04/01/32
    0


    6981849          E22/G02             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       7.125            770.73         80
                                       6.875            770.73
    GOODLETTSVILLE   TN   37072          5            03/13/02         00
    0413340837                           05           05/01/02          0
    0413340837                           O            04/01/32
    0


    6981857          E22/G02             F          195,000.00         ZZ
                                         360        195,000.00          2
                                       7.250          1,330.24         80
                                       7.000          1,330.24
    GUTTENBERG       NJ   07093          1            03/18/02         00
    0413488560                           05           05/01/02          0
1


    0413488560                           O            04/01/32
    0


    6981859          E22/G02             F          211,500.00         ZZ
                                         360        211,500.00          1
                                       7.875          1,533.52         90
                                       7.625          1,533.52
    WEST PALM BEACH  FL   33411          2            03/12/02         01
    0413519307                           03           05/01/02         12
    0413519307                           O            04/01/32
    0


    6981879          E22/G02             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       7.500          1,293.55         63
                                       7.250          1,293.55
    CHARLESTOWN      RI   02813          1            03/18/02         00
    0413619883                           05           05/01/02          0
    0413619883                           O            04/01/32
    0


    6981881          E22/G02             F          171,900.00         ZZ
                                         360        171,900.00          1
                                       6.875          1,129.26         95
                                       6.625          1,129.26
    LOS ANGELES      CA   90047          2            03/11/02         01
    0413621913                           05           05/01/02         30
    0413621913                           O            04/01/32
    0


    6981897          E22/G02             F           62,400.00         ZZ
                                         360         62,400.00          1
                                       8.125            463.32         80
                                       7.875            463.32
    SEA BRIGHT       NJ   07760          1            03/18/02         00
    0413657156                           01           05/01/02          0
    0413657156                           N            04/01/32
    0


    6981907          E22/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
                                       7.500            524.41         63
                                       7.250            524.41
    CORUNNA          MI   48817          5            03/13/02         00
    0413666926                           05           05/01/02          0
    0413666926                           O            04/01/32
    0


1


    6981937          E22/G02             F           60,750.00         ZZ
                                         360         60,750.00          1
                                       7.875            440.48         90
                                       7.625            440.48
    DELTONA          FL   32725          1            03/13/02         01
    0413693334                           05           05/01/02         25
    0413693334                           O            04/01/32
    0


    6981955          E22/G02             F          100,800.00         ZZ
                                         360        100,800.00          3
                                       8.250            757.28         90
                                       8.000            757.28
    LINCOLN          NE   68504          5            03/12/02         11
    0413710468                           05           05/01/02         25
    0413710468                           O            04/01/32
    0


    6981961          E22/G02             F          179,100.00         ZZ
                                         360        179,100.00          1
                                       7.250          1,221.78         90
                                       7.000          1,221.78
    ROANOKE          VA   24014          2            03/12/02         01
    0413715012                           05           05/01/02         30
    0413715012                           O            04/01/32
    0


    6981963          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.375            828.81         83
                                       7.125            828.81
    MOUNT PLEASANT   SC   29464          2            03/13/02         10
    0413718842                           07           05/01/02         12
    0413718842                           O            04/01/32
    0


    6981965          E22/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
                                       7.625            679.48         80
                                       7.375            679.48
    CYPRESS          TX   77429          5            03/12/02         00
    0413719196                           03           05/01/02          0
    0413719196                           O            04/01/32
    0


    6981973          E22/G02             F          182,000.00         ZZ
                                         360        182,000.00          1
                                       7.625          1,288.18         80
                                       7.375          1,288.18
1


    MIAMI            FL   33165          5            03/13/02         00
    0413721176                           05           05/01/02          0
    0413721176                           O            04/01/32
    0


    6981977          E22/G02             F          153,300.00         ZZ
                                         360        153,300.00          3
                                       7.250          1,045.78         54
                                       7.000          1,045.78
    SOUTH LAKE TAHO  CA   96150          1            03/06/02         00
    0413722455                           05           05/01/02          0
    0413722455                           O            04/01/32
    0


    6981993          E22/G02             F          118,150.00         ZZ
                                         360        118,150.00          2
                                       8.500            908.47         85
                                       8.250            908.47
    CINCINNATI       OH   45229          2            03/14/02         01
    0413729682                           05           05/01/02         12
    0413729682                           N            04/01/32
    0


    6982017          E22/G02             F          227,000.00         ZZ
                                         360        227,000.00          1
                                       7.125          1,529.34         65
                                       6.875          1,529.34
    SAN JOSE         CA   95127          5            03/11/02         00
    0413738220                           05           05/01/02          0
    0413738220                           O            04/01/32
    0


    6982019          E22/G02             F          155,000.00         ZZ
                                         360        155,000.00          1
                                       7.500          1,083.78         60
                                       7.250          1,083.78
    FREDERICKSBURG   TX   78624          5            03/13/02         00
    0413738493                           05           05/01/02          0
    0413738493                           O            04/01/32
    0


    6982051          E22/G02             F           81,000.00         ZZ
                                         360         81,000.00          1
                                       6.750            525.36         60
                                       6.500            525.36
    DIXON MILLS      AL   36736          5            03/13/02         00
    0413751421                           05           05/01/02          0
    0413751421                           O            04/01/32
    0
1




    6982065          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.125            835.41         59
                                       6.875            835.41
    LAKE WORTH       FL   33467          2            03/12/02         00
    0413760596                           03           05/01/02          0
    0413760596                           O            04/01/32
    0


    6982093          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.500            699.21         40
                                       7.250            699.21
    WESTON           FL   33326          5            03/13/02         00
    0413781337                           05           05/01/02          0
    0413781337                           O            04/01/32
    0


    6982097          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.125            673.72         63
                                       6.875            673.72
    GARDNERVILLE     NV   89410          1            03/05/02         00
    0413783473                           03           05/01/02          0
    0413783473                           N            04/01/32
    0


    6982099          E22/G02             F          245,655.00         ZZ
                                         360        245,655.00          1
                                       7.375          1,696.68         90
                                       7.125          1,696.68
    SANTA ROSA       CA   95401          1            03/14/02         01
    0413784455                           05           05/01/02         25
    0413784455                           O            04/01/32
    0


    6982115          E22/G02             F          163,000.00         ZZ
                                         240        163,000.00          1
                                       8.250          1,388.87         94
                                       8.000          1,388.87
    PISCATAWAY       NJ   08854          5            03/13/02         04
    0413790239                           05           05/01/02         30
    0413790239                           O            04/01/22
    0


    6982117          E22/G02             F          136,700.00         ZZ
                                         360        136,700.00          1
1


                                       7.500            955.83         95
                                       7.250            955.83
    LOUISVILLE       KY   40243          2            03/12/02         10
    0413792359                           05           05/01/02         30
    0413792359                           O            04/01/32
    0


    6982129          E22/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.750          1,576.11         90
                                       7.500          1,576.11
    STATEN ISLAND    NY   10314          5            03/13/02         04
    0413802661                           05           05/01/02         25
    0413802661                           O            04/01/32
    0


    6982135          E22/G02             F          107,950.00         ZZ
                                         240        107,950.00          1
                                       8.125            911.35         85
                                       7.875            911.35
    HARTSELLE        AL   35640          5            03/13/02         01
    0413805680                           05           05/01/02         12
    0413805680                           O            04/01/22
    0


    6982147          E22/G02             F          126,800.00         ZZ
                                         360        126,800.00          1
                                       7.250            865.00         80
                                       7.000            865.00
    SAN ANTONIO      TX   78229          1            03/18/02         00
    0413837741                           05           05/01/02          0
    0413837741                           O            04/01/32
    0


    6982266          601/G02             F           55,500.00         ZZ
                                         360         55,369.32          1
                                       7.250            378.61         31
                                       7.000            378.61
    SMYRNA           GA   30080          5            01/03/02         00
    0433752581                           01           02/01/02          0
    82325302                             O            01/01/32
    0


    6982345          E82/G02             F          145,700.00         ZZ
                                         360        145,700.00          4
                                       7.500          1,018.76         53
                                       7.250          1,018.76
    MODESTO          CA   95350          2            03/07/02         00
    0400597589                           05           05/01/02          0
1


    1952329                              N            04/01/32
    0


    6982349          E82/G02             F          447,500.00         ZZ
                                         360        447,500.00          1
                                       7.875          3,244.69         78
                                       7.625          3,244.69
    ASHEVILLE        NC   28803          2            03/15/02         00
    0400582748                           05           05/01/02          0
    0400582748                           O            04/01/32
    0


    6982351          E82/G02             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       7.375          1,187.96         80
                                       7.125          1,187.96
    ROOSEVELT        AZ   85545          2            03/14/02         00
    0400601860                           05           05/01/02          0
    1992103                              O            04/01/32
    0


    6984557          967/G02             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       7.500          1,433.39         47
                                       7.250          1,433.39
    BOISE            ID   83713          5            03/25/02         00
    0433845328                           05           05/01/02          0
    8807877                              O            04/01/32
    0


    6986137          N74/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.200          1,086.06         80
                                       6.950          1,086.06
    BURLINGTON       NC   27215          5            03/21/02         00
    0433848090                           05           05/01/02          0
    0029972011                           O            04/01/32
    0


    6986323          P67/G02             F           90,500.00         ZZ
                                         360         90,500.00          3
                                       7.000            602.10         76
                                       6.750            602.10
    FITCHBURG        MA   01420          2            03/22/02         00
    0433827003                           05           05/01/02          0
    CORMIER                              O            04/01/32
    0


1


    6987495          L20/G02             F          116,910.00         ZZ
                                         360        116,910.00          1
                                       7.625            827.48         90
                                       7.375            827.48
    BOISE            ID   83713          1            03/27/02         28
    0433883584                           03           05/01/02         25
    703136                               O            04/01/32
    0


    6987549          H58/G02             F          324,000.00         ZZ
                                         360        324,000.00          1
                                       7.375          2,237.79         80
                                       7.125          2,237.79
    VALLEY CENTER    CA   92082          1            03/14/02         00
    0433825411                           05           05/01/02          0
    0000091244                           O            04/01/32
    0


    6988269          B57/G02             F          114,400.00         T
                                         360        114,400.00          1
                                       7.750            819.58         80
                                       7.500            819.58
    NORTH LAS VEGAS  NV   89031          1            03/20/02         00
    0433852951                           03           05/01/02          0
    20000175                             O            04/01/32
    0


    6988645          X16/G02             F          396,000.00         ZZ
                                         360        396,000.00          1
                                       7.250          2,701.42         80
                                       7.000          2,701.42
    CANFIELD         OH   44406          5            02/26/02         00
    0433800935                           05           05/01/02          0
    0010067936                           O            04/01/32
    0


    6989197          926/926             F          315,000.00         ZZ
                                         360        314,754.27          1
                                       7.250          2,148.86         60
                                       7.000          2,148.86
    SAVANNAH         GA   31410          1            02/28/02         00
    163026499                            09           04/01/02          0
    163026499                            O            03/01/32
    0


    6990596          E22/G02             F          164,000.00         ZZ
                                         240        163,092.19          1
                                       7.375          1,308.67         80
                                       7.125          1,308.67
1


    AUSTIN           TX   78749          5            12/07/01         00
    0413351255                           03           02/01/02          0
    0413351255                           O            01/01/22
    0


    6990969          K81/G02             F          155,100.00         T
                                         360        155,100.00          1
                                       7.625          1,097.79         80
                                       7.375          1,097.79
    LAS VEGAS        NV   89123          1            03/21/02         00
    0433855715                           03           05/01/02          0
    1002805                              O            04/01/32
    0


    6991151          998/998             F          433,000.00         ZZ
                                         360        425,424.68          1
                                       8.375          3,291.11         57
                                       8.125          3,291.11
    CHICAGO          IL   60657          2            01/03/02         00
    2093482                              05           03/01/02          0
    2093482                              O            02/01/32
    0


    6991155          998/998             F          325,000.00         ZZ
                                         360        324,594.59          1
                                       8.375          2,470.23         61
                                       8.125          2,470.23
    NAPERVILLE       IL   60564          2            01/09/02         00
    2666358                              05           03/01/02          0
    2666358                              O            02/01/32
    0


    6991159          998/998             F          400,000.00         ZZ
                                         360        399,501.02          1
                                       8.375          3,040.29         40
                                       8.125          3,040.29
    NORTH BARRINGTO  IL   60010          2            01/31/02         00
    2995889                              05           03/01/02          0
    2995889                              O            02/01/32
    0


    6991161          998/998             F          400,000.00         ZZ
                                         360        399,404.42          1
                                       7.500          2,796.86         80
                                       7.250          2,796.86
    FOUNTAIN HILLS   AZ   85268          1            01/17/02         00
    3126409                              03           03/01/02          0
    3126409                              O            02/01/32
    0
1




    6991165          998/998             F          381,000.00         ZZ
                                         360        380,763.18          1
                                       8.375          2,895.88         73
                                       8.125          2,895.88
    PALATINE         IL   60067          2            02/14/02         00
    3292288                              05           04/01/02          0
    3292288                              O            03/01/32
    0


    6991167          998/998             F          316,000.00         ZZ
                                         360        315,787.97          1
                                       8.000          2,318.70         80
                                       7.750          2,318.70
    WEST HAMPTON BE  NY   11978          1            02/06/02         00
    3318529                              05           04/01/02          0
    3318529                              O            03/01/32
    0


    6991171          998/998             F          162,000.00         ZZ
                                         360        161,797.91          3
                                       8.375          1,231.32         90
                                       8.125          1,231.32
    TANNERSVILLE     PA   18372          1            01/31/02         11
    3338150                              05           03/01/02         25
    3338150                              O            02/01/32
    0


    6991175          998/998             F          373,500.00         ZZ
                                         360        373,267.85          4
                                       8.375          2,838.87         90
                                       8.125          2,838.87
    BROOKLYN         NY   11233          1            02/21/02         10
    3584569                              05           04/01/02         25
    3584569                              O            03/01/32
    0


    6991179          998/998             F          400,000.00         ZZ
                                         360        399,374.03          1
                                       7.250          2,728.71         80
                                       7.000          2,728.71
    SIOUX CITY       IA   51106          2            01/23/02         00
    5770793                              05           03/01/02          0
    5770793                              O            02/01/32
    0


    6991917          U05/G02             F          200,000.00         ZZ
                                         360        199,847.82          1
1


                                       7.375          1,381.35         80
                                       7.125          1,381.35
    AUBURN           CA   95602          2            02/25/02         00
    0433809894                           05           04/01/02          0
    3211035                              O            03/01/32
    0


    6992597          964/G02             F          341,000.00         ZZ
                                         360        341,000.00          1
                                       7.375          2,355.20         78
                                       7.125          2,355.20
    MARION           UT   84036          5            03/22/02         00
    0433839149                           05           05/01/02          0
    192678                               O            04/01/32
    0


    6994337          964/G02             F          148,000.00         ZZ
                                         360        148,000.00          3
                                       7.875          1,073.10         80
                                       7.625          1,073.10
    STOCKTON         CA   95209          1            03/13/02         00
    0433841228                           05           05/01/02          0
    197756                               N            04/01/32
    0


    6994417          N74/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.375            690.68         80
                                       7.125            690.68
    COLUMBIA         SC   29212          5            03/22/02         00
    0433824737                           05           05/01/02          0
    0029978010                           O            04/01/32
    0


    6995856          286/286             F           47,250.00         ZZ
                                         360         47,108.40          1
                                       7.500            330.38         75
                                       7.250            330.38
    INDIANAPOLIS     IN   46226          2            11/08/01         00
    0663936                              05           01/01/02          0
    663936                               O            12/01/31
    0


    6996801          K15/G02             F          225,200.00         ZZ
                                         360        225,200.00          1
                                       7.875          1,632.86         82
                                       7.625          1,632.86
    KINGS PARK       NY   11754          5            03/23/02         41
    0433840873                           05           05/01/02         12
1


    020705303231                         O            04/01/32
    0


    6998201          P09/G02             F          424,000.00         ZZ
                                         360        424,000.00          1
                                       7.125          2,856.57         78
                                       6.875          2,856.57
    WASHINGTON       DC   20003          5            03/30/02         00
    0433849437                           07           05/01/02          0
    R0202364                             O            04/01/32
    0


    6999552          601/G02             F          113,050.00         ZZ
                                         360        112,889.89          1
                                       7.750            809.91         95
                                       7.500            809.91
    HOUSTON          TX   77036          1            01/11/02         10
    0433760675                           05           03/01/02         30
    60973005                             O            02/01/32
    0


    7001935          U05/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       8.375          2,584.25         80
                                       8.125          2,584.25
    SAN FRANCISCO    CA   94118          1            03/21/02         00
    0433855368                           05           05/01/02          0
    3215110                              O            04/01/32
    0


    7002238          601/G02             F          196,000.00         ZZ
                                         360        195,677.73          1
                                       7.000          1,304.00         80
                                       6.750          1,304.00
    TULSA            OK   74114          5            01/11/02         00
    0433752615                           05           03/01/02          0
    82367472                             O            02/01/32
    0


    7002427          E57/G02             F          176,000.00         ZZ
                                         360        176,000.00          4
                                       7.750          1,260.89         80
                                       7.500          1,260.89
    WILMINGTON AREA  CA   90744          1            03/21/02         00
    0433886066                           05           05/01/02          0
    06003658                             N            04/01/32
    0


1


    7004885          E22/G02             F          184,800.00         ZZ
                                         360        184,800.00          1
                                       7.250          1,260.66         80
                                       7.000          1,260.66
    CLINTON TOWNSHI  MI   48036          5            03/13/02         00
    0413377417                           05           05/01/02          0
    0413377417                           O            04/01/32
    0


    7004895          E22/G02             F          351,000.00         ZZ
                                         360        351,000.00          1
                                       7.375          2,424.27         80
                                       7.125          2,424.27
    ASHTON           MD   20861          2            03/14/02         00
    0413570763                           05           05/01/02          0
    0413570763                           O            04/01/32
    0


    7004907          E22/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       7.250          1,200.63         80
                                       7.000          1,200.63
    GRASS VALLEY     CA   95945          1            03/15/02         00
    0413615030                           05           05/01/02          0
    0413615030                           O            04/01/32
    0


    7004911          E22/G02             F          236,000.00         ZZ
                                         360        236,000.00          1
                                       7.250          1,609.94         90
                                       7.000          1,609.94
    MIAMI            FL   33175          1            03/19/02         01
    0413621244                           05           05/01/02         25
    0413621244                           O            04/01/32
    0


    7004933          E22/G02             F          137,750.00         ZZ
                                         360        137,750.00          1
                                       7.875            998.78         95
                                       7.625            998.78
    LAFAYETTE        LA   70501          2            03/14/02         01
    0413682816                           05           05/01/02         30
    0413682816                           O            04/01/32
    0


    7004945          E22/G02             F          127,500.00         ZZ
                                         360        127,500.00          2
                                       8.375            969.09         75
                                       8.125            969.09
1


    SUTTER CREEK     CA   95685          5            03/08/02         00
    0413706755                           05           05/01/02          0
    0413706755                           N            04/01/32
    0


    7004951          E22/G02             F          240,000.00         ZZ
                                         360        240,000.00          4
                                       7.875          1,740.17         85
                                       7.625          1,740.17
    AUBURN           WA   98002          2            03/11/02         01
    0413708587                           05           05/01/02         12
    0413708587                           O            04/01/32
    0


    7004961          E22/G02             F          130,000.00         ZZ
                                         240        130,000.00          1
                                       7.125          1,017.67         80
                                       6.875          1,017.67
    NEW BRAUNFELS    TX   78130          5            03/14/02         00
    0413721002                           05           05/01/02          0
    0413721002                           O            04/01/22
    0


    7004963          E22/G02             F           62,000.00         ZZ
                                         360         62,000.00          1
                                       7.250            422.95         78
                                       7.000            422.95
    LATON            CA   93242          5            03/12/02         00
    0413721093                           05           05/01/02          0
    0413721093                           O            04/01/32
    0


    7004981          E22/G02             F           93,500.00         ZZ
                                         360         93,500.00          1
                                       7.500            653.77         85
                                       7.250            653.77
    HOUSTON          TX   77041          2            03/13/02         04
    0413732728                           03           05/01/02         12
    0413732728                           O            04/01/32
    0


    7005005          E22/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       7.875          1,334.13         80
                                       7.625          1,334.13
    DEERFIELD BEACH  FL   33441          5            03/14/02         00
    0413753658                           05           05/01/02          0
    0413753658                           O            04/01/32
    0
1




    7005029          E22/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       7.750            659.10         80
                                       7.500            659.10
    SODDY DAISY      TN   37379          5            03/14/02         00
    0413786161                           05           05/01/02          0
    0413786161                           O            04/01/32
    0


    7005041          E22/G02             F          137,500.00         ZZ
                                         360        137,500.00          1
                                       7.875            996.97         85
                                       7.625            996.97
    JACKSONVILLE     FL   32259          5            03/14/02         01
    0413792250                           03           05/01/02         12
    0413792250                           O            04/01/32
    0


    7005055          E22/G02             F          159,750.00         ZZ
                                         360        159,750.00          1
                                       7.750          1,144.47         90
                                       7.500          1,144.47
    FRESNO           CA   93711          1            03/12/02         01
    0413807439                           05           05/01/02         25
    0413807439                           O            04/01/32
    0


    7005073          E22/G02             F          134,800.00         ZZ
                                         360        134,800.00          1
                                       8.500          1,036.50         80
                                       8.250          1,036.50
    ARDEN            NC   28704          5            03/18/02         00
    0413819111                           05           05/01/02          0
    0413819111                           N            04/01/32
    0


    7005075          E22/G02             F          273,600.00         ZZ
                                         360        273,600.00          1
                                       7.500          1,913.05         80
                                       7.250          1,913.05
    SAN ANTONIO      TX   78258          1            03/19/02         00
    0413819384                           03           05/01/02          0
    0413819384                           O            04/01/32
    0


    7005259          A52/G02             F          294,950.00         ZZ
                                         360        294,950.00          1
1


                                       7.750          2,113.06         85
                                       7.500          2,113.06
    LAWRENCEVILLE    GA   30045          1            03/19/02         11
    0433816584                           05           05/01/02         12
    18576                                O            04/01/32
    0


    7005307          A52/G02             F          202,300.00         ZZ
                                         360        202,300.00          1
                                       8.000          1,484.41         95
                                       7.750          1,484.41
    LAWRENCEVILLE    GA   30043          1            03/18/02         11
    0433823572                           05           05/01/02         30
    18614                                O            04/01/32
    0


    7005315          E82/G02             F          216,200.00         ZZ
                                         360        216,200.00          1
                                       7.000          1,438.38         38
                                       6.750          1,438.38
    RANCHO PALOS VE  CA   90275          2            03/14/02         00
    0400601977                           05           05/01/02          0
    1898448                              O            04/01/32
    0


    7005323          E82/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.125            754.56         78
                                       6.875            754.56
    SULPHUR          OK   73086          2            03/15/02         00
    0400598611                           05           05/01/02          0
    1846553                              O            04/01/32
    0


    7010115          P59/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.250          2,319.40         80
                                       7.000          2,319.40
    TEMPLETON        CA   93465          1            03/22/02         00
    0433840790                           05           05/01/02          0
    AT003519                             O            04/01/32
    0


    7012949          S11/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       7.125          1,886.41         80
                                       6.875          1,886.41
    SALINAS          CA   93907          5            03/18/02         00
    0433895232                           03           05/01/02          0
1


    10207332                             O            04/01/32
    0


    7013069          X08/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       8.375          1,976.19         70
                                       8.125          1,976.19
    SALT LAKE CITY   UT   84106          5            03/22/02         00
    0433834645                           05           05/01/02          0
    2796163                              O            04/01/32
    0


    7015859          624/G02             F          106,950.00         ZZ
                                         360        106,870.63          1
                                       7.500            747.81         79
                                       7.250            747.81
    BEAUMONT         CA   92223          1            02/14/02         00
    0433836442                           05           04/01/02          0
    37009120083F                         O            03/01/32
    0


    7016877          L76/G02             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       7.250            791.32         80
                                       7.000            791.32
    FARIBAULT        MN   55021          5            03/25/02         00
    0433838513                           05           05/01/02          0
    9506449                              O            04/01/32
    0


    7019131          737/G02             F          317,700.00         ZZ
                                         360        317,700.00          3
                                       8.000          2,331.17         90
                                       7.750          2,331.17
    BROOKFIELD       IL   60157          1            03/22/02         12
    0433832631                           05           05/01/02         25
    2062885                              O            04/01/32
    0


    7020887          Q51/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       7.375          2,569.31         68
                                       7.125          2,569.31
    ARCADIA          CA   91006          5            03/12/02         00
    0433817228                           05           05/01/02          0
    0544685W202150                       O            04/01/32
    0


1


    7021315          Q30/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
                                       7.750            745.07         80
                                       7.500            745.07
    PITTSBURGH       PA   15223          2            03/25/02         00
    0433874831                           05           05/01/02          0
    20100535                             O            04/01/32
    0


    7022439          K15/G02             F          223,500.00         ZZ
                                         360        223,500.00          1
                                       7.125          1,505.76         66
                                       6.875          1,505.76
    MELVILLE         NY   11747          5            03/26/02         00
    0433846573                           05           05/01/02          0
    020805303268                         O            04/01/32
    0


    7022797          X07/G02             F           77,400.00         ZZ
                                         360         77,400.00          1
                                       8.500            595.14         90
                                       8.250            595.14
    MILWAUKEE        WI   53218          5            03/26/02         10
    0433823200                           05           05/01/02         25
    6910000366                           O            04/01/32
    0


    7030333          Q57/G02             F          161,000.00         ZZ
                                         360        161,000.00          4
                                       8.250          1,209.54         90
                                       8.000          1,209.54
    SAN BERNARDINO   CA   92404          1            03/12/02         01
    0433896602                           05           05/01/02         25
    47000007                             O            04/01/32
    0


    7030879          N67/N67             F          129,500.00         ZZ
                                         360        129,421.55          1
                                       8.500            995.74         70
                                       8.250            995.74
    LEES SUMMIT      MO   64082          1            02/08/02         00
    0433802279                           03           04/01/02          0
    1163000182A                          O            03/01/32
    0


    7030917          N67/N67             F          112,000.00         ZZ
                                         360        111,928.58          2
                                       8.250            841.42         73
                                       8.000            841.42
1


    BLAINE           WA   98230          2            02/04/02         00
    0433802725                           05           04/01/02          0
    178-0009108A                         N            03/01/32
    0


    7030987          N67/N67             F           40,000.00         ZZ
                                         360         39,927.07          1
                                       7.875            290.03         33
                                       7.625            290.03
    QUEEN CREEK      AZ   85242          1            02/01/02         00
    0433802287                           05           03/01/02          0
    1781000212A                          O            02/01/32
    0


    7031007          N67/N67             F           30,000.00         ZZ
                                         360         29,983.61          1
                                       9.000            241.39         77
                                       8.750            241.39
    PHOENIX          AZ   85012          1            02/11/02         00
    0433802808                           01           04/01/02          0
    1781000280A                          O            03/01/32
    0


    7031031          N67/N67             F          109,000.00         ZZ
                                         360        108,908.43          1
                                       6.875            716.05         79
                                       6.625            716.05
    NORTH LAS VEGAS  NV   89031          2            02/06/02         00
    0433802329                           05           04/01/02          0
    1782000046A                          O            03/01/32
    0


    7031061          N67/N67             F          177,650.00         ZZ
                                         360        177,550.41          1
                                       8.875          1,413.46         74
                                       8.625          1,413.46
    PARKER           CO   80134          1            02/08/02         00
    0433802345                           03           04/01/02          0
    1782000209A                          O            03/01/32
    0


    7031155          N67/N67             F          356,250.00         ZZ
                                         360        352,890.51          4
                                       8.250          2,676.39         75
                                       8.000          2,676.39
    BROOKLYN         NY   11216          5            02/01/02         00
    0433802865                           05           03/01/02          0
    3250050908A                          O            02/01/32
    0
1




    7031251          N67/N67             F          103,000.00         ZZ
                                         360        102,915.57          1
                                       7.000            685.26         56
                                       6.750            685.26
    ORLANDO          FL   32836          5            02/08/02         00
    0433802907                           03           04/01/02          0
    3252000270A                          O            03/01/32
    0


    7031269          N67/N67             F          105,000.00         ZZ
                                         360        104,855.01          1
                                       7.875            761.32         80
                                       7.625            761.32
    LAND O LAKES     FL   34639          5            01/29/02         00
    0433802915                           03           03/01/02          0
    3254000001A                          O            02/01/32
    0


    7031271          N67/N67             F          134,500.00         ZZ
                                         360        134,332.21          1
                                       8.375          1,022.30         76
                                       8.125          1,022.30
    BRADENTON        FL   34202          5            02/01/02         00
    0433802949                           03           03/01/02          0
    3254000002A                          O            02/01/32
    0


    7031287          N67/N67             F           44,000.00         T
                                         360         43,968.95          1
                                       7.750            315.22         78
                                       7.500            315.22
    GAMALIEL         AR   72537          1            02/19/02         00
    0433802360                           05           04/01/02          0
    3254000080A                          O            03/01/32
    0


    7031317          N67/N67             F          148,800.00         ZZ
                                         360        148,718.72          1
                                       9.000          1,197.28         79
                                       8.750          1,197.28
    EVANSTON         IL   60202          1            02/04/02         00
    0433802972                           01           04/01/02          0
    3261000164A                          O            03/01/32
    0


    7031365          N67/N67             F          148,000.00         ZZ
                                         360        147,903.18          1
1


                                       8.125          1,098.90         76
                                       7.875          1,098.90
    CHICAGO          IL   60645          1            02/15/02         00
    0433803004                           01           04/01/02          0
    3262000220A                          O            03/01/32
    0


    7031605          N67/N67             F          117,250.00         ZZ
                                         360        117,171.33          1
                                       8.000            860.34         74
                                       7.750            860.34
    MORENO VALLEY    CA   92551          1            02/06/02         00
    0433802410                           05           04/01/02          0
    1461000037-0                         O            03/01/32
    0


    7033465          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.500            922.96         80
                                       7.250            922.96
    OREM             UT   84057          2            03/14/02         00
    0413342627                           05           05/01/02          0
    0413342627                           O            04/01/32
    0


    7033469          E22/G02             F          150,500.00         ZZ
                                         360        150,500.00          1
                                       7.500          1,052.32         89
                                       7.250          1,052.32
    WEST PALM BEACH  FL   33413          2            03/15/02         04
    0413353665                           03           05/01/02         25
    0413353665                           O            04/01/32
    0


    7033471          E22/G02             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       8.000            975.91         95
                                       7.750            975.91
    PORTAGE          MI   49002          1            03/20/02         11
    0413527292                           05           05/01/02         35
    0413527292                           O            04/01/32
    0


    7033479          E22/G02             F          122,400.00         ZZ
                                         360        122,400.00          1
                                       7.500            855.84         90
                                       7.250            855.84
    BOYNTON BEACH    FL   33437          5            03/15/02         04
    0413543307                           05           05/01/02         25
1


    0413543307                           O            04/01/32
    0


    7033495          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.500            922.96         77
                                       7.250            922.96
    BRIGHTON         MI   48116          2            03/15/02         00
    0413596826                           05           05/01/02          0
    0413596826                           O            04/01/32
    0


    7033505          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       6.875            814.59         75
                                       6.625            814.59
    EAST WENATCHEE   WA   98802          5            03/13/02         00
    0413645086                           05           05/01/02          0
    0413645086                           O            04/01/32
    0


    7033511          E22/G02             F          114,000.00         ZZ
                                         360        114,000.00          4
                                       8.375            866.48         72
                                       8.125            866.48
    MISSOULA         MT   59802          2            03/20/02         00
    0413658279                           05           05/01/02          0
    0413658279                           N            04/01/32
    0


    7033517          E22/G02             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.250          2,592.27         80
                                       7.000          2,592.27
    FAIR OAKS        CA   95628          5            03/11/02         00
    0413669359                           05           05/01/02          0
    0413669359                           O            04/01/32
    0


    7033525          E22/G02             F          114,750.00         ZZ
                                         360        114,750.00          1
                                       7.625            812.19         85
                                       7.375            812.19
    ROY              UT   84067          5            03/13/02         01
    0413684648                           05           05/01/02         12
    0413684648                           O            04/01/32
    0


1


    7033529          E22/G02             F          178,500.00         ZZ
                                         360        178,500.00          1
                                       7.125          1,202.59         85
                                       6.875          1,202.59
    DOVER            NJ   08753          5            03/15/02         04
    0413689159                           05           05/01/02         12
    0413689159                           O            04/01/32
    0


    7033531          E22/G02             F          140,100.00         T
                                         360        140,100.00          1
                                       7.500            979.60         80
                                       7.250            979.60
    MIAMI            FL   33015          1            03/05/02         00
    0413690454                           03           05/01/02          0
    0413690454                           O            04/01/32
    0


    7033537          E22/G02             F           93,700.00         ZZ
                                         360         93,700.00          1
                                       6.875            615.54         90
                                       6.625            615.54
    OLD MONROE       MO   63369          5            03/08/02         04
    0413694589                           03           05/01/02         25
    0413694589                           O            04/01/32
    0


    7033541          E22/G02             F           67,000.00         ZZ
                                         360         67,000.00          1
                                       7.125            451.39         83
                                       6.875            451.39
    HIALEAH          FL   33016          2            03/13/02         01
    0413696170                           01           05/01/02         12
    0413696170                           O            04/01/32
    0


    7033561          E22/G02             F          169,000.00         ZZ
                                         360        169,000.00          1
                                       7.500          1,181.67         87
                                       7.250          1,181.67
    ANTELOPE         CA   95843          2            03/12/02         01
    0413717729                           05           05/01/02         25
    0413717729                           O            04/01/32
    0


    7033565          E22/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
                                       7.500            671.25        100
                                       7.250            671.25
1


    MACON            GA   31220          2            03/15/02         10
    0413728585                           05           05/01/02         35
    0413728585                           O            04/01/32
    0


    7033567          E22/G02             F          140,000.00         ZZ
                                         360        140,000.00          4
                                       8.250          1,051.77         70
                                       8.000          1,051.77
    MIAMI            FL   33125          2            03/14/02         00
    0413729070                           05           05/01/02          0
    0413729070                           N            04/01/32
    0


    7033571          E22/G02             F          235,000.00         ZZ
                                         360        235,000.00          2
                                       7.750          1,683.57         76
                                       7.500          1,683.57
    STATEN ISLAND    NY   10310          2            03/15/02         00
    0413729864                           05           05/01/02          0
    0413729864                           O            04/01/32
    0


    7033575          E22/G02             F          115,200.00         ZZ
                                         360        115,200.00          1
                                       7.250            785.87         90
                                       7.000            785.87
    N. CHARLESTON    SC   29420          5            03/15/02         01
    0413731894                           05           05/01/02         25
    0413731894                           O            04/01/32
    0


    7033581          E22/G02             F           58,800.00         ZZ
                                         360         58,800.00          1
                                       7.875            426.34         80
                                       7.625            426.34
    LAKEWOOD         NJ   08701          1            03/20/02         00
    0413736885                           01           05/01/02          0
    0413736885                           N            04/01/32
    0


    7033593          E22/G02             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       8.000          1,144.67         89
                                       7.750          1,144.67
    BROOKLYN         NY   11234          1            03/20/02         01
    0413739830                           05           05/01/02         25
    0413739830                           N            04/01/32
    0
1




    7033597          E22/G02             F          336,600.00         ZZ
                                         360        336,600.00          1
                                       7.125          2,267.74         85
                                       6.875          2,267.74
    SAN JOSE         CA   95122          5            03/11/02         04
    0413744012                           05           05/01/02         12
    0413744012                           O            04/01/32
    0


    7033599          E22/G02             F           88,000.00         ZZ
                                         360         88,000.00          1
                                       8.375            668.86         80
                                       8.125            668.86
    NAMPA            ID   83686          1            03/13/02         00
    0413744558                           09           05/01/02          0
    0413744558                           N            04/01/32
    0


    7033629          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.500            783.12         80
                                       7.250            783.12
    HOUSTON          TX   77035          5            03/14/02         00
    0413770983                           05           05/01/02          0
    0413770983                           O            04/01/32
    0


    7033637          E22/G02             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       7.250          1,309.78         94
                                       7.000          1,309.78
    HUNTINGTON PARK  CA   90255          2            03/14/02         04
    0413774845                           05           05/01/02         30
    0413774845                           O            04/01/32
    0


    7033661          E22/G02             F          229,900.00         ZZ
                                         360        229,900.00          1
                                       7.875          1,666.93         95
                                       7.625          1,666.93
    BRICK TOWNSHIP   NJ   08724          5            03/15/02         04
    0413788506                           05           05/01/02         30
    0413788506                           O            04/01/32
    0


    7033663          E22/G02             F          248,000.00         ZZ
                                         360        248,000.00          1
1


                                       7.875          1,798.17         79
                                       7.625          1,798.17
    CHICAGO          IL   60622          5            03/15/02         00
    0413789736                           05           05/01/02          0
    0413789736                           O            04/01/32
    0


    7033665          E22/G02             F          298,000.00         ZZ
                                         360        298,000.00          1
                                       7.375          2,058.21         65
                                       7.125          2,058.21
    GROSSE POINTE    MI   48230          5            03/15/02         00
    0413790080                           05           05/01/02          0
    0413790080                           O            04/01/32
    0


    7033671          E22/G02             F          404,000.00         ZZ
                                         360        404,000.00          1
                                       7.500          2,824.83         80
                                       7.250          2,824.83
    SOUTH SAN FRANC  CA   94080          1            03/06/02         00
    0413794926                           05           05/01/02          0
    0413794926                           O            04/01/32
    0


    7033673          E22/G02             F          133,500.00         ZZ
                                         360        133,500.00          1
                                       7.375            922.05         39
                                       7.125            922.05
    OCEANSIDE        CA   92056          2            03/12/02         00
    0413794983                           03           05/01/02          0
    0413794983                           N            04/01/32
    0


    7033689          E22/G02             F           79,800.00         ZZ
                                         360         79,800.00          2
                                       7.500            557.97         85
                                       7.250            557.97
    LAKE WORTH       FL   33460          1            03/20/02         01
    0413802190                           05           05/01/02         20
    0413802190                           N            04/01/32
    0


    7033693          E22/G02             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       7.500            929.96         95
                                       7.250            929.96
    WEST PALM BEACH  FL   33412          2            03/15/02         04
    0413802844                           05           05/01/02         30
1


    0413802844                           O            04/01/32
    0


    7033701          E22/G02             F          171,950.00         ZZ
                                         360        171,950.00          1
                                       7.250          1,173.00         95
                                       7.000          1,173.00
    OMAHA            NE   68135          2            03/15/02         04
    04138/06134                          05           05/01/02         30
    0413806134                           O            04/01/32
    0


    7033703          E22/G02             F          387,200.00         ZZ
                                         360        387,200.00          1
                                       7.625          2,740.58         80
                                       7.375          2,740.58
    OGDEN            UT   84405          2            03/15/02         00
    0413806480                           05           05/01/02          0
    0413806480                           O            04/01/32
    0


    7033707          E22/G02             F          188,000.00         ZZ
                                         360        188,000.00          1
                                       8.000          1,379.48        100
                                       7.750          1,379.48
    SOUTH ELGIN      IL   60177          2            03/15/02         01
    0413809419                           05           05/01/02         35
    0413809419                           O            04/01/32
    0


    7033709          E22/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       7.625          1,061.69         80
                                       7.375          1,061.69
    PATCHOGUE        NY   11772          5            03/15/02         00
    0413812686                           05           05/01/02          0
    0413812686                           O            04/01/32
    0


    7033717          E22/G02             F          111,500.00         ZZ
                                         360        111,500.00          1
                                       7.250            760.63         62
                                       7.000            760.63
    DENVER           CO   80205          5            03/15/02         00
    0413816851                           05           05/01/02          0
    0413816851                           O            04/01/32
    0


1


    7033735          E22/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.125          2,694.87         79
                                       6.875          2,694.87
    KUNA             ID   83634          2            03/15/02         00
    0413846684                           05           05/01/02          0
    0413846684                           O            04/01/32
    0


    7033867          962/G02             F          233,750.00         ZZ
                                         360        233,750.00          1
                                       7.875          1,694.85         85
                                       7.625          1,694.85
    GLYNDON          MN   56547          2            03/14/02         04
    0433810827                           05           05/01/02         12
    2002549                              O            04/01/32
    0


    7034091          E82/G02             F          108,200.00         ZZ
                                         360        108,200.00          1
                                       7.125            728.96         72
                                       6.875            728.96
    SANDY            UT   84092          2            03/14/02         00
    0400588604                           05           05/01/02          0
    1620434                              O            04/01/32
    0


    7034099          E82/G02             F          156,400.00         ZZ
                                         360        156,400.00          1
                                       7.375          1,080.22         75
                                       7.125          1,080.22
    LAURELTON        NY   11413          2            03/18/02         00
    0400577037                           05           05/01/02          0
    1609332                              O            04/01/32
    0


    7037620          601/G02             F           94,900.00         ZZ
                                         360         94,721.80          1
                                       8.375            721.31         95
                                       8.125            721.31
    SYLVANIA         GA   30467          1            01/02/02         11
    0433742970                           05           02/01/02         30
    6111488                              O            01/01/32
    0


    7041355          K15/G02             F          155,000.00         ZZ
                                         360        155,000.00          1
                                       7.375          1,070.55         76
                                       7.125          1,070.55
1


    PATCHOGUE        NY   11772          5            03/26/02         00
    0433885621                           05           05/01/02          0
    020805303255                         O            04/01/32
    0


    7042783          E46/G02             F          154,000.00         ZZ
                                         360        154,000.00          1
                                       7.500          1,076.79         62
                                       7.250          1,076.79
    PHILADELPHIA     PA   19128          2            03/26/02         00
    0433863271                           05           05/01/02          0
    00510764                             O            04/01/32
    0


    7045121          E23/G02             F          395,000.00         ZZ
                                         360        395,000.00          1
                                       7.750          2,829.83         79
                                       7.500          2,829.83
    WOODLAND         CA   95695          5            03/26/02         00
    0433887932                           05           05/01/02          0
    51012559                             O            04/01/32
    0


    7045518          601/G02             F           50,000.00         ZZ
                                         360         49,887.97          1
                                       7.500            349.61         48
                                       7.250            349.61
    ATLANTA          GA   30331          5            12/21/01         00
    0433714615                           05           02/01/02          0
    61057592                             O            01/01/32
    0


    7045529          E47/G02             F          152,000.00         ZZ
                                         360        152,000.00          2
                                       8.125          1,128.60         95
                                       7.875          1,128.60
    CHICAGO          IL   60619          1            03/13/02         11
    0433808607                           05           05/01/02         30
    7360513528                           O            04/01/32
    0


    7045953          E23/G02             F          202,500.00         ZZ
                                         360        202,500.00          1
                                       7.125          1,364.28         41
                                       6.875          1,364.28
    PETALUMA         CA   94954          2            03/13/02         00
    0433827763                           05           05/01/02          0
    62001331                             O            04/01/32
    0
1




    7046103          E86/G02             F          408,000.00         ZZ
                                         360        408,000.00          1
                                       7.500          2,852.80         80
                                       7.250          2,852.80
    PURCELLVILLE     VA   20132          5            03/12/02         00
    0433812823                           05           05/01/02          0
    1                                    O            04/01/32
    0


    7046617          H19/G02             F          173,500.00         ZZ
                                         360        173,500.00          1
                                       7.375          1,198.33         79
                                       7.125          1,198.33
    LAS VEGAS        NV   89108          5            03/25/02         00
    0433879913                           05           05/01/02          0
    0002332187                           O            04/01/32
    0


    7047051          A50/G02             F          385,000.00         T
                                         360        383,695.04          1
                                       6.875          2,529.18         58
                                       6.625          2,529.18
    CASHIERS         NC   28717          5            12/03/01         00
    0433812799                           05           01/01/02          0
    548214                               O            12/01/31
    0


    7047553          405/405             F          345,000.00         ZZ
                                         360        345,000.00          1
                                       7.000          2,295.30         79
                                       6.500          2,295.30
    SOUTH SAN FRANC  CA   94080          2            03/01/02         00
    0018154765                           03           05/01/02          0
    0018154765                           O            04/01/32
    0


    7047565          405/405             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       6.750          2,853.84         80
                                       6.500          2,853.84
    ORANGE           CA   92869          5            03/08/02         00
    0018281675                           05           05/01/02          0
    0018281675                           O            04/01/32
    0


    7047579          405/405             F          372,000.00         ZZ
                                         360        372,000.00          1
1


                                       7.000          2,474.93         80
                                       6.500          2,474.93
    CARLSBAD         CA   92009          5            03/07/02         00
    0018269266                           05           05/01/02          0
    0018269266                           O            04/01/32
    0


    7047581          405/405             F          472,000.00         ZZ
                                         360        472,000.00          1
                                       7.250          3,219.87         80
                                       6.750          3,219.87
    CUPERTINO        CA   95014          1            03/08/02         00
    0018297812                           05           05/01/02          0
    0018297812                           O            04/01/32
    0


    7047587          405/405             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.000          3,991.82         78
                                       6.500          3,991.82
    GAITHERSBURG     MD   20878          5            03/13/02         00
    0018242487                           03           05/01/02          0
    0018242487                           O            04/01/32
    0


    7047607          405/405             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       7.125          2,479.29         80
                                       6.625          2,479.29
    CINCINNATI       OH   45233          5            03/06/02         00
    0013054879                           05           05/01/02          0
    0013054879                           O            04/01/32
    0


    7047639          405/405             F          494,400.00         ZZ
                                         360        494,400.00          1
                                       7.125          3,330.87         80
                                       6.625          3,330.87
    IRVINE           CA   92620          2            03/11/02         00
    0018284380                           05           05/01/02          0
    0018284380                           O            04/01/32
    0


    7047659          405/405             F          586,500.00         ZZ
                                         360        586,500.00          1
                                       6.750          3,804.03         72
                                       6.500          3,804.03
    MARSHALL         VA   20115          2            03/13/02         00
    0018289769                           05           05/01/02          0
1


    0018289769                           O            04/01/32
    0


    7047667          405/405             F          510,000.00         ZZ
                                         360        510,000.00          1
                                       7.125          3,435.97         75
                                       6.625          3,435.97
    LOS ANGELES      CA   90048          2            03/05/02         00
    0060033073                           05           05/01/02          0
    0060033073                           O            04/01/32
    0


    7047743          405/405             F          535,000.00         ZZ
                                         360        535,000.00          1
                                       6.750          3,470.00         74
                                       6.500          3,470.00
    PENRYN           CA   95663          5            03/01/02         00
    0013021753                           05           05/01/02          0
    0013021753                           O            04/01/32
    0


    7047755          405/405             F          496,000.00         ZZ
                                         360        496,000.00          1
                                       7.375          3,425.75         80
                                       6.875          3,425.75
    LOS ANGELES      CA   91326          2            03/06/02         00
    0018303131                           03           05/01/02          0
    0018303131                           O            04/01/32
    0


    7048107          E23/G02             F          347,400.00         ZZ
                                         360        347,400.00          1
                                       7.750          2,488.82         90
                                       7.500          2,488.82
    SAN DIEGO        CA   92104          5            03/26/02         04
    0433864717                           05           05/01/02         25
    11009907                             O            04/01/32
    0


    7048475          X19/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       7.250          1,023.26         48
                                       7.000          1,023.26
    HOLMES           NY   12531          2            03/27/02         00
    0433831203                           04           05/01/02          0
    22021502                             O            04/01/32
    0


1


    7048583          A06/G02             F           82,500.00         ZZ
                                         360         82,500.00          2
                                       7.500            576.86         75
                                       7.250            576.86
    HAZEL PARK       MI   48030          5            03/25/02         00
    0433820362                           05           05/01/02          0
    1000020203764                        N            04/01/32
    0


    7057240          601/G02             F           90,000.00         ZZ
                                         360         89,812.95          1
                                       7.875            652.57         54
                                       7.625            652.57
    AURORA           CO   80012          5            01/04/02         00
    0433752607                           09           02/01/02          0
    61093969                             O            01/01/32
    0


    7057253          E22/G02             F          152,500.00         ZZ
                                         360        152,500.00          2
                                       7.375          1,053.28         85
                                       7.125          1,053.28
    JOHNSTON         RI   02919          2            03/21/02         01
    0413421744                           05           05/01/02         20
    0413421744                           N            04/01/32
    0


    7057257          E22/G02             F          337,500.00         ZZ
                                         360        337,500.00          2
                                       8.500          2,595.08         90
                                       8.250          2,595.08
    SOUTH OZONE      NY   11420          1            03/21/02         01
    0413606559                           05           05/01/02         25
    0413606559                           O            04/01/32
    0


    7057265          E22/G02             F          481,000.00         ZZ
                                         360        481,000.00          1
                                       7.125          3,240.59         74
                                       6.875          3,240.59
    SAN MARTIN       CA   95046          1            03/15/02         00
    0413647843                           05           05/01/02          0
    0413647843                           O            04/01/32
    0


    7057269          E22/G02             F          247,500.00         ZZ
                                         360        247,500.00          1
                                       7.500          1,730.56         90
                                       7.250          1,730.56
1


    WEST COVINA      CA   91792          1            03/12/02         04
    0413654062                           05           05/01/02         25
    0413654062                           O            04/01/32
    0


    7057287          E22/G02             F          575,000.00         ZZ
                                         360        575,000.00          1
                                       7.250          3,922.51         74
                                       7.000          3,922.51
    REDWOOD CITY     CA   94065          5            03/11/02         00
    0413717091                           03           05/01/02          0
    0413717091                           O            04/01/32
    0


    7057289          E22/G02             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       7.250          3,001.58         80
                                       7.000          3,001.58
    MILLBRAE         CA   94030          5            03/06/02         00
    0413718230                           05           05/01/02          0
    0413718230                           O            04/01/32
    0


    7057297          E22/G02             F          141,600.00         ZZ
                                         360        141,600.00          1
                                       7.375            978.00         80
                                       7.125            978.00
    WARREN           MI   48091          1            03/21/02         00
    0413724899                           05           05/01/02          0
    0413724899                           O            04/01/32
    0


    7057303          E22/G02             F          246,798.00         ZZ
                                         360        246,798.00          1
                                       7.625          1,746.82         90
                                       7.375          1,746.82
    ANTIOCH          CA   94509          1            03/06/02         04
    0413730144                           05           05/01/02         25
    0413730144                           O            04/01/32
    0


    7057305          E22/G02             F          323,000.00         ZZ
                                         360        323,000.00          1
                                       7.500          2,258.46         95
                                       7.250          2,258.46
    LA PALMA         CA   90623          1            03/04/02         04
    0413736935                           05           05/01/02         30
    0413736935                           O            04/01/32
    0
1




    7057309          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.625            849.35         80
                                       7.375            849.35
    LATON            CA   93242          5            03/06/02         00
    0413744186                           05           05/01/02          0
    0413744186                           O            04/01/32
    0


    7057317          E22/G02             F          246,000.00         ZZ
                                         360        246,000.00          1
                                       7.375          1,699.06         74
                                       7.125          1,699.06
    ATLANTA          GA   30339          2            03/20/02         00
    0413754250                           05           05/01/02          0
    0413754250                           N            04/01/32
    0


    7057335          E22/G02             F          187,200.00         ZZ
                                         360        187,200.00          4
                                       8.375          1,422.86         90
                                       8.125          1,422.86
    NORTH LAUDERDAL  FL   33068          1            03/21/02         04
    0413768870                           05           05/01/02         25
    0413768870                           N            04/01/32
    0


    7057343          E22/G02             F          236,000.00         ZZ
                                         360        236,000.00          1
                                       7.500          1,650.15         80
                                       7.250          1,650.15
    MINDEN           NV   89423          1            03/13/02         00
    0413778259                           05           05/01/02          0
    0413778259                           O            04/01/32
    0


    7057353          E22/G02             F          137,250.00         ZZ
                                         360        137,250.00          3
                                       8.375          1,043.20         90
                                       8.125          1,043.20
    NORTH LAUDERDAL  FL   33068          1            03/21/02         10
    0413795972                           05           05/01/02         25
    0413795972                           N            04/01/32
    0


    7057355          E22/G02             F          137,250.00         ZZ
                                         360        137,250.00          3
1


                                       8.375          1,043.20         90
                                       8.125          1,043.20
    NORTH LAUDERDAL  FL   33068          1            03/21/02         01
    0413796798                           05           05/01/02         25
    0413796798                           N            04/01/32
    0


    7057357          E22/G02             F          137,250.00         ZZ
                                         360        137,250.00          3
                                       8.375          1,043.20         90
                                       8.125          1,043.20
    NORTH LAUDERDAL  FL   33068          1            03/21/02         01
    0413796814                           05           05/01/02         25
    0413796814                           N            04/01/32
    0


    7057381          E22/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.375            725.21         60
                                       7.125            725.21
    BALDWIN PARK     CA   91706          5            03/14/02         00
    0413827247                           05           05/01/02          0
    0413827247                           O            04/01/32
    0


    7057385          E22/G02             F          141,600.00         ZZ
                                         360        141,600.00          1
                                       7.875          1,026.70         80
                                       7.625          1,026.70
    MIAMI            FL   33126          1            03/21/02         00
    0413828724                           05           05/01/02          0
    0413828724                           O            04/01/32
    0


    7057397          E22/G02             F          173,850.00         ZZ
                                         360        173,850.00          1
                                       7.500          1,215.58         95
                                       7.250          1,215.58
    NORTHPORT        AL   35473          1            03/20/02         04
    0413845983                           05           05/01/02         30
    0413845983                           O            04/01/32
    0


    7057751          E82/G02             F          100,000.00         ZZ
                                         360        100,000.00          4
                                       7.500            699.21         80
                                       7.250            699.21
    NORTH WILDWOOD   NJ   08260          2            03/20/02         00
    0400599999                           05           05/01/02          0
1


    1974078                              O            04/01/32
    0


    7061943          286/286             F          189,000.00         ZZ
                                         360        188,758.13          2
                                       8.250          1,419.90         90
                                       8.000          1,419.90
    LAKEWOOD         CO   80226          1            01/10/02         12
    928620                               05           03/01/02         25
    928620                               N            02/01/32
    0


    7061951          286/286             F          138,000.00         ZZ
                                         360        137,818.83          1
                                       8.125          1,024.65         72
                                       7.875          1,024.65
    ROCKVILLE        MD   20852          1            01/18/02         00
    143596                               08           03/01/02          0
    143596                               N            02/01/32
    0


    7061955          286/286             F          111,750.00         ZZ
                                         360        111,517.75          1
                                       7.875            810.27         75
                                       7.625            810.27
    LITTLETON        CO   80128          5            12/28/01         00
    664589                               03           02/01/02          0
    664589                               N            01/01/32
    0


    7061957          286/286             F          116,250.00         ZZ
                                         360        116,008.40          1
                                       7.875            842.90         75
                                       7.625            842.90
    LAKEWOOD         CO   80227          5            12/28/01         00
    660985                               03           02/01/02          0
    660985                               N            01/01/32
    0


    7061959          286/286             F          120,500.00         ZZ
                                         360        120,243.20          2
                                       7.750            863.28         45
                                       7.500            863.28
    OAKLAND          CA   94605          5            12/07/01         00
    558746                               05           02/01/02          0
    558746                               N            01/01/32
    0


1


    7061967          286/286             F          121,500.00         ZZ
                                         360        121,184.79          1
                                       7.500            849.55         61
                                       7.250            849.55
    VIRGINIA BEACH   VA   23455          5            12/26/01         00
    886359                               01           02/01/02          0
    886359                               N            01/01/32
    0


    7061969          286/286             F           95,500.00         ZZ
                                         360         95,364.75          4
                                       7.750            684.18         70
                                       7.500            684.18
    ROCKFORD         IL   61109          2            01/11/02         00
    870992                               05           03/01/02          0
    870992                               N            02/01/32
    0


    7061975          286/286             F          111,200.00         ZZ
                                         360        110,968.90          1
                                       7.875            806.28         80
                                       7.625            806.28
    LAKE MARY        FL   32746          1            12/27/01         00
    882282                               03           02/01/02          0
    882282                               N            01/01/32
    0


    7061991          286/286             F          139,450.00         ZZ
                                         360        139,167.40          1
                                       8.000          1,023.24         90
                                       7.750          1,023.24
    GILBERT          AZ   85234          1            12/20/01         12
    848930                               03           02/01/02         25
    848930                               N            01/01/32
    0


    7061993          286/286             F          105,000.00         ZZ
                                         360        104,831.58          1
                                       7.125            707.40         59
                                       6.875            707.40
    AURORA           CO   80011          2            01/10/02         00
    839488                               05           03/01/02          0
    839488                               N            02/01/32
    0


    7061995          286/286             F          125,000.00         ZZ
                                         360        124,809.17          1
                                       7.375            863.35         54
                                       7.125            863.35
1


    SOUTH BOSTON     MA   02127          5            01/09/02         00
    103536                               01           03/01/02          0
    103536                               N            02/01/32
    0


    7061997          286/286             F          102,000.00         ZZ
                                         360        101,836.37          1
                                       7.125            687.20         75
                                       6.875            687.20
    PHOENIX          OR   97535          5            01/09/02         00
    859286                               05           03/01/02          0
    859286                               N            02/01/32
    0


    7061999          286/286             F           97,000.00         ZZ
                                         360         96,848.18          1
                                       7.250            661.72         55
                                       7.000            661.72
    LACEY            NJ   08731          5            01/11/02         00
    907870                               05           03/01/02          0
    907870                               N            02/01/32
    0


    7062007          286/286             F          169,000.00         ZZ
                                         360        168,748.36          1
                                       7.500          1,181.68         64
                                       7.250          1,181.68
    PHOENIX          AZ   85012          2            01/11/02         00
    906899                               03           03/01/02          0
    906899                               N            02/01/32
    0


    7062009          286/286             F           96,000.00         ZZ
                                         360         95,645.50          1
                                       7.875            696.07         80
                                       7.625            696.07
    BELLEVILLE       IL   62223          5            01/09/02         00
    882509                               05           03/01/02          0
    882509                               N            02/01/32
    0


    7062017          286/286             F          134,400.00         ZZ
                                         360        133,776.87          1
                                       7.375            928.27         70
                                       7.125            928.27
    ARVADA           CO   80003          2            09/24/01         00
    576109                               05           11/01/01          0
    576109                               N            10/01/31
    0
1




    7062019          286/286             F          304,500.00         ZZ
                                         360        303,765.12          3
                                       7.125          2,051.48         70
                                       6.875          2,051.48
    CHICAGO          IL   60622          5            01/04/02         00
    830861                               05           02/01/02          0
    830861                               N            01/01/32
    0


    7062025          286/286             F           98,500.00         ZZ
                                         336         98,142.45          2
                                       7.375            693.93         75
                                       7.125            693.93
    GROVE CITY       OH   43123          2            11/27/01         00
    593054                               05           01/01/02          0
    593054                               N            12/01/29
    0


    7062031          286/286             F          111,900.00         ZZ
                                         360        111,609.67          3
                                       7.500            782.43         80
                                       7.250            782.43
    NEWARK           NJ   07112          1            12/28/01         00
    548370                               05           02/01/02          0
    548370                               N            01/01/32
    0


    7062033          286/286             F          161,000.00         ZZ
                                         360        160,754.23          1
                                       7.375          1,111.99         70
                                       7.125          1,111.99
    AVALON           NJ   08202          5            01/11/02         00
    881074                               01           03/01/02          0
    881074                               N            02/01/32
    0


    7062035          286/286             F          106,000.00         ZZ
                                         360        105,838.18          1
                                       7.375            732.12         80
                                       7.125            732.12
    GRANTS PASS      OR   97527          5            01/09/02         00
    923784                               05           03/01/02          0
    923784                               N            02/01/32
    0


    7062037          286/286             F          135,000.00         ZZ
                                         360        134,818.22          2
1


                                       8.000            990.59         60
                                       7.750            990.59
    WASHINGTON       DC   20001          5            01/08/02         00
    886711                               05           03/01/02          0
    886711                               N            02/01/32
    0


    7062047          286/286             F           99,200.00         ZZ
                                         360         98,963.69          1
                                       7.375            685.15         80
                                       7.125            685.15
    ALPHARETTA       GA   30201          5            01/11/02         00
    878116                               05           03/01/02          0
    878116                               N            02/01/32
    0


    7062059          286/286             F          137,600.00         ZZ
                                         360        137,167.92          1
                                       7.125            927.04         80
                                       6.875            927.04
    WEST SACRAMENTO  CA   95691          1            12/20/01         00
    848845                               05           02/01/02          0
    848845                               N            01/01/32
    0


    7062065          286/286             F          170,400.00         ZZ
                                         360        170,045.88          1
                                       7.875          1,235.52         80
                                       7.625          1,235.52
    ASHLAND          OR   97520          5            12/27/01         00
    909197                               05           02/01/02          0
    909197                               N            01/01/32
    0


    7062079          286/286             F          184,500.00         ZZ
                                         360        184,238.70          1
                                       7.750          1,321.79         90
                                       7.500          1,321.79
    ELLICOTT CITY    MD   21043          1            01/07/02         12
    891349                               05           03/01/02         25
    891349                               N            02/01/32
    0


    7062081          286/286             F          122,400.00         ZZ
                                         360        122,217.75          1
                                       7.500            855.84         80
                                       7.250            855.84
    LAS VEGAS        NV   89123          2            01/09/02         00
    877704                               05           03/01/02          0
1


    877704                               N            02/01/32
    0


    7062083          286/286             F          168,750.00         ZZ
                                         360        168,381.24          2
                                       7.625          1,194.41         75
                                       7.375          1,194.41
    NASHVILLE        TN   37215          2            12/28/01         00
    880890                               05           02/01/02          0
    880890                               N            01/01/32
    0


    7062107          286/286             F           96,000.00         ZZ
                                         360         95,768.32          1
                                       7.125            646.77         80
                                       6.875            646.77
    WHITE CITY       OR   97503          5            12/26/01         00
    587314                               05           02/01/02          0
    587314                               N            01/01/32
    0


    7062115          286/286             F          108,750.00         ZZ
                                         360        108,540.51          1
                                       8.250            817.01         75
                                       8.000            817.01
    DAYTON           OH   45419          1            12/31/01         00
    681156                               05           02/01/02          0
    681156                               N            01/01/32
    0


    7062117          286/286             F          113,000.00         ZZ
                                         360        112,818.72          1
                                       7.125            761.31         70
                                       6.875            761.31
    DAYTON           OH   45414          2            01/07/02         00
    829296                               05           03/01/02          0
    829296                               N            02/01/32
    0


    7062125          286/286             F          203,000.00         ZZ
                                         360        202,545.19          3
                                       7.500          1,419.41         70
                                       7.250          1,419.41
    BEVERLY          MA   01915          5            12/10/01         00
    685803                               05           02/01/02          0
    685803                               N            01/01/32
    0


1


    7062127          286/286             F          142,000.00         ZZ
                                         360        141,681.85          2
                                       7.500            992.89         80
                                       7.250            992.89
    CONYERS          GA   30012          5            12/27/01         00
    830652                               05           02/01/02          0
    830652                               N            01/01/32
    0


    7062129          286/286             F          142,000.00         ZZ
                                         360        141,681.85          2
                                       7.500            992.89         80
                                       7.250            992.89
    CONYERS          GA   30012          5            12/27/01         00
    873799                               05           02/01/02          0
    873799                               N            01/01/32
    0


    7062131          286/286             F          190,000.00         ZZ
                                         360        189,539.75          1
                                       7.250          1,296.13         62
                                       7.000          1,296.13
    BOULDER          CO   80303          5            12/20/01         00
    861187                               05           02/01/02          0
    861187                               N            01/01/32
    0


    7062135          286/286             F          150,000.00         ZZ
                                         360        149,436.34          4
                                       7.500          1,048.83         75
                                       7.250          1,048.83
    BLUE SPRINGS     MO   64014          2            10/26/01         00
    664160                               05           12/01/01          0
    664160                               N            11/01/31
    0


    7062137          286/286             F          175,050.00         ZZ
                                         360        174,795.79          1
                                       7.625          1,239.00         90
                                       7.375          1,239.00
    INDIANAPOLIS     IN   46236          1            01/18/02         21
    932914                               05           03/01/02         25
    932914                               N            02/01/32
    0


    7062149          286/286             F          111,300.00         ZZ
                                         360        111,157.57          1
                                       8.250            836.16         90
                                       8.000            836.16
1


    SOUTH ELGIN      IL   60177          1            01/10/02         12
    930672                               01           03/01/02         25
    930672                               N            02/01/32
    0


    7062151          286/286             F          144,000.00         ZZ
                                         360        143,780.17          3
                                       7.375            994.58         80
                                       7.125            994.58
    FT WORTH         TX   76107          1            01/15/02         00
    903980                               05           03/01/02          0
    903980                               N            02/01/32
    0


    7062167          286/286             F           97,500.00         ZZ
                                         360         97,185.32          3
                                       7.125            656.88         75
                                       6.875            656.88
    TUCSON           AZ   85705          2            11/08/01         00
    685769                               05           01/01/02          0
    685769                               N            12/01/31
    0


    7062175          286/286             F          240,000.00         ZZ
                                         360        239,448.76          4
                                       7.375          1,657.62         63
                                       7.125          1,657.62
    EVERETT          MA   02149          5            12/26/01         00
    922781                               05           02/01/02          0
    922781                               N            01/01/32
    0


    7062177          286/286             F           92,400.00         ZZ
                                         360         92,251.78          2
                                       7.125            622.52         72
                                       6.875            622.52
    SHAKER HTS       OH   44120          2            01/14/02         00
    883544                               05           03/01/02          0
    883544                               N            02/01/32
    0


    7062179          286/286             F           94,000.00         ZZ
                                         360         93,797.65          1
                                       7.750            673.43         63
                                       7.500            673.43
    EDGEWATER        MD   21037          2            12/21/01         00
    876766                               05           02/01/02          0
    876766                               N            01/01/32
    0
1




    7062183          286/286             F          132,750.00         ZZ
                                         360        132,433.88          1
                                       7.250            905.59         90
                                       7.000            905.59
    HOUSTON          TX   77025          1            01/03/02         10
    919212                               05           02/01/02         25
    919212                               N            01/01/32
    0


    7062203          286/286             F          150,000.00         ZZ
                                         360        149,672.21          1
                                       7.625          1,061.70         63
                                       7.375          1,061.70
    LAFAYETTE        CO   80026          5            12/21/01         00
    885449                               03           02/01/02          0
    885449                               N            01/01/32
    0


    7062211          286/286             F          128,000.00         ZZ
                                         360        127,747.09          1
                                       8.125            950.40         80
                                       7.875            950.40
    ATLANTA          GA   30315          5            12/11/01         00
    902801                               05           02/01/02          0
    902801                               N            01/01/32
    0


    7062221          286/286             F          148,000.00         ZZ
                                         360        147,660.06          2
                                       7.375          1,022.20         66
                                       7.125          1,022.20
    CLIFFSIDE PARK   NJ   07024          2            12/28/01         00
    873998                               05           02/01/02          0
    873998                               N            01/01/32
    0


    7062227          286/286             F          105,000.00         ZZ
                                         360        104,758.83          4
                                       7.375            725.21         45
                                       7.125            725.21
    NASHUA           NH   03062          5            12/27/01         00
    632820                               05           02/01/02          0
    632820                               N            01/01/32
    0


    7062239          286/286             F          121,000.00         ZZ
                                         360        120,819.84          4
1


                                       7.500            846.05         53
                                       7.250            846.05
    RIVERDALE        GA   30274          5            01/02/02         00
    921220                               05           03/01/02          0
    921220                               N            02/01/32
    0


    7062241          286/286             F          103,000.00         ZZ
                                         360        102,836.85          1
                                       7.375            711.40         45
                                       7.125            711.40
    OCEANSIDE        CA   92057          2            01/03/02         00
    898946                               05           03/01/02          0
    898946                               N            02/01/32
    0


    7062243          286/286             F          231,000.00         ZZ
                                         360        230,469.44          4
                                       7.375          1,595.46         71
                                       7.125          1,595.46
    SPRING VALLEY    CA   91977          2            12/17/01         00
    898920                               05           02/01/02          0
    898920                               N            01/01/32
    0


    7062245          286/286             F          126,000.00         ZZ
                                         360        125,593.34          1
                                       7.125            848.89         72
                                       6.875            848.89
    TUCSON           AZ   85712          2            11/28/01         00
    830745                               05           01/01/02          0
    830745                               N            12/01/31
    0


    7062247          286/286             F           91,000.00         ZZ
                                         360         90,857.57          1
                                       7.250            620.79         70
                                       7.000            620.79
    AKRON            OH   44306          5            01/18/02         00
    856203                               05           03/01/02          0
    856203                               N            02/01/32
    0


    7062249          286/286             F          181,500.00         ZZ
                                         360        181,103.39          2
                                       7.625          1,284.65         75
                                       7.375          1,284.65
    MORRIS TOWNSHIP  NJ   07960          1            12/28/01         00
    878868                               05           02/01/02          0
1


    878868                               N            01/01/32
    0


    7062251          286/286             F          248,000.00         ZZ
                                         360        247,621.42          2
                                       7.375          1,712.88         80
                                       7.125          1,712.88
    MALDEN           MA   02148          1            01/18/02         00
    919720                               05           03/01/02          0
    919720                               N            02/01/32
    0


    7062265          286/286             F          116,000.00         ZZ
                                         360        115,770.80          1
                                       8.125            861.30         80
                                       7.875            861.30
    EAST POINT       GA   30344          5            12/11/01         00
    902765                               05           02/01/02          0
    902765                               N            01/01/32
    0


    7062269          286/286             F          206,950.00         ZZ
                                         360        206,519.92          1
                                       7.875          1,500.53         80
                                       7.625          1,500.53
    BROOMFIELD       CO   80020          1            12/28/01         00
    906226                               03           02/01/02          0
    906226                               N            01/01/32
    0


    7062271          286/286             F          130,000.00         ZZ
                                         360        129,801.55          1
                                       7.375            897.88         52
                                       7.125            897.88
    ROCKVILLE        MD   20852          5            01/09/02         00
    874568                               05           03/01/02          0
    874568                               N            02/01/32
    0


    7062275          286/286             F          318,750.00         ZZ
                                         360        317,999.51          2
                                       7.250          2,174.44         75
                                       7.000          2,174.44
    NEW ORLEANS      LA   70130          5            12/27/01         00
    905818                               05           02/01/02          0
    905818                               N            01/01/32
    0


1


    7062277          286/286             F          332,500.00         ZZ
                                         360        331,717.13          3
                                       7.250          2,268.24         70
                                       7.000          2,268.24
    NEW ORLEANS      LA   70115          5            12/27/01         00
    905812                               05           02/01/02          0
    905812                               N            01/01/32
    0


    7062279          286/286             F          113,500.00         ZZ
                                         360        112,947.22          1
                                       7.125            764.68         75
                                       6.875            764.68
    ARVADA           CO   80003          2            09/28/01         00
    575654                               03           11/01/01          0
    575654                               N            10/01/31
    0


    7062281          286/286             F          140,850.00         ZZ
                                         360        140,655.48          1
                                       7.875          1,021.27         90
                                       7.625          1,021.27
    FREDERICK        MD   21701          1            01/15/02         11
    423477                               03           03/01/02         25
    423477                               N            02/01/32
    0


    7062283          286/286             F          100,000.00         ZZ
                                         360         99,847.34          2
                                       7.375            690.68         69
                                       7.125            690.68
    EAST GREENWICH   RI   02818          2            01/11/02         00
    890524                               05           03/01/02          0
    890524                               N            02/01/32
    0


    7062289          286/286             F          248,000.00         ZZ
                                         360        247,611.89          4
                                       7.250          1,691.80         80
                                       7.000          1,691.80
    PORTLAND         OR   97202          1            01/04/02         00
    885768                               05           03/01/02          0
    885768                               N            02/01/32
    0


    7062291          286/286             F          140,000.00         ZZ
                                         360        139,780.90          2
                                       7.250            955.05         80
                                       7.000            955.05
1


    PORTLAND         OR   97202          1            01/04/02         00
    885770                               05           03/01/02          0
    885770                               N            02/01/32
    0


    7062299          286/286             F          300,700.00         ZZ
                                         360        300,009.35          1
                                       7.375          2,076.86         69
                                       7.125          2,076.86
    PEPPER PIKE      OH   44124          2            12/20/01         00
    828014                               05           02/01/02          0
    828014                               N            01/01/32
    0


    7062303          286/286             F           96,000.00         ZZ
                                         360         95,776.58          2
                                       7.375            663.05         80
                                       7.125            663.05
    FT LAUDERDALE    FL   33311          5            12/31/01         00
    870053                               05           02/01/02          0
    870053                               N            01/01/32
    0


    7062305          286/286             F          122,500.00         ZZ
                                         360        122,225.56          1
                                       7.500            856.54         70
                                       7.250            856.54
    ACCOKEEK         MD   20607          5            12/10/01         00
    834223                               05           02/01/02          0
    834223                               N            01/01/32
    0


    7062311          286/286             F          123,000.00         ZZ
                                         360        122,180.20          1
                                       7.125            828.67         58
                                       6.875            828.67
    LAFAYETTE        CO   80026          5            10/17/01         00
    589582                               05           12/01/01          0
    589582                               N            11/01/31
    0


    7062315          286/286             F           92,000.00         ZZ
                                         360         91,808.79          1
                                       7.875            667.07         80
                                       7.625            667.07
    OAK PARK         MI   48237          2            12/21/01         00
    885601                               05           02/01/02          0
    885601                               N            01/01/32
    0
1




    7062319          286/286             F          170,000.00         ZZ
                                         360        169,051.31          1
                                       7.250          1,159.70         63
                                       7.000          1,159.70
    BAINBRIDGE ISLA  WA   98110          5            01/04/02         00
    929188                               05           03/01/02          0
    929188                               N            02/01/32
    0


    7062325          286/286             F          128,000.00         ZZ
                                         360        127,373.24          1
                                       7.875            928.09         80
                                       7.625            928.09
    SPRINGBORO       OH   45066          5            01/08/02         00
    886674                               03           03/01/02          0
    886674                               N            02/01/32
    0


    7062327          286/286             F          200,000.00         ZZ
                                         360        199,370.21          1
                                       7.250          1,364.36         65
                                       7.000          1,364.36
    MISSION VIEJO    CA   92691          2            11/05/01         00
    663979                               05           01/01/02          0
    663979                               N            12/01/31
    0


    7062331          286/286             F          113,600.00         ZZ
                                         360        113,434.58          1
                                       7.625            804.06         80
                                       7.375            804.06
    BEND             OR   97701          5            01/07/02         00
    930835                               05           03/01/02          0
    930835                               N            02/01/32
    0


    7062333          286/286             F          169,100.00         ZZ
                                         360        168,889.04          1
                                       8.375          1,285.29         90
                                       8.125          1,285.29
    CHICAGO          IL   60610          1            01/11/02         12
    927651                               01           03/01/02         25
    927651                               N            02/01/32
    0


    7062345          286/286             F          276,000.00         ZZ
                                         360        275,589.04          1
1


                                       7.500          1,929.84         80
                                       7.250          1,929.84
    DALLAS           TX   75248          2            01/11/02         00
    896790                               05           03/01/02          0
    896790                               N            02/01/32
    0


    7062351          286/286             F           95,200.00         ZZ
                                         360         93,677.01          1
                                       8.375            723.59         80
                                       8.125            723.59
    OVERLAND PARK    KS   66212          5            01/02/02         00
    908747                               05           02/01/02          0
    908747                               N            01/01/32
    0


    7062365          286/286             F          275,000.00         ZZ
                                         360        274,558.86          1
                                       7.125          1,852.73         56
                                       6.875          1,852.73
    BOULDER          CO   80304          2            01/14/02         00
    835102                               05           03/01/02          0
    835102                               N            02/01/32
    0


    7062369          286/286             F           95,600.00         ZZ
                                         360         95,291.49          1
                                       7.125            644.07         69
                                       6.875            644.07
    TUCSON           AZ   85716          2            11/30/01         00
    680558                               05           01/01/02          0
    680558                               N            12/01/31
    0


    7062389          286/286             F          136,500.00         ZZ
                                         360        136,306.70          1
                                       7.750            977.90         70
                                       7.500            977.90
    HUMBLE           TX   77338          5            01/07/02         00
    913116                               03           03/01/02          0
    913116                               N            02/01/32
    0


    7062391          286/286             F          109,800.00         ZZ
                                         360        109,652.15          1
                                       8.000            805.68         90
                                       7.750            805.68
    EDGEWATER        MD   21037          1            01/10/02         12
    900523                               05           03/01/02         25
1


    900523                               N            02/01/32
    0


    7062393          286/286             F           93,100.00         ZZ
                                         360         92,841.19          1
                                       7.875            675.04         70
                                       7.625            675.04
    DEWITT           MI   48820          1            11/08/01         00
    580144                               05           01/01/02          0
    580144                               N            12/01/31
    0


    7062401          286/286             F          150,750.00         ZZ
                                         360        150,531.09          1
                                       7.625          1,067.00         90
                                       7.375          1,067.00
    GILBERT          AZ   85296          1            01/07/02         10
    874699                               03           03/01/02         25
    874699                               N            02/01/32
    0


    7062403          286/286             F          135,450.00         ZZ
                                         360        135,253.30          1
                                       7.625            958.71         90
                                       7.375            958.71
    PEORIA           AZ   85345          1            01/07/02         10
    891483                               03           03/01/02         25
    891483                               N            02/01/32
    0


    7062409          286/286             F          119,700.00         ZZ
                                         360        119,279.59          4
                                       7.875            867.91         70
                                       7.625            867.91
    CAPE CORAL       FL   33990          5            11/26/01         00
    829757                               05           01/01/02          0
    829757                               N            12/01/31
    0


    7062419          286/286             F          113,782.00         ZZ
                                         360        113,533.35          1
                                       7.625            805.35         43
                                       7.375            805.35
    ARLINGTON        VA   22043          2            12/21/01         00
    696198                               05           02/01/02          0
    696198                               N            01/01/32
    0


1


    7064749          T44/G02             F          487,500.00         ZZ
                                         360        487,500.00          1
                                       7.250          3,325.61         75
                                       7.000          3,325.61
    GRASS VALLEY     CA   95949          2            03/27/02         00
    0433889177                           05           05/01/02          0
    1032564                              O            04/01/32
    0


    7066651          N47/G02             F          415,000.00         ZZ
                                         360        415,000.00          1
                                       7.625          2,937.34         76
                                       7.375          2,937.34
    SALINAS          CA   93908          5            03/04/02         00
    0433823820                           05           05/01/02          0
    20120236                             O            04/01/32
    0


    7067157          624/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       7.125          1,239.64         80
                                       6.875          1,239.64
    SANTA MARIA      CA   93458          1            03/14/02         00
    0433827649                           05           05/01/02          0
    4650032022                           O            04/01/32
    0


    7067938          E22/G02             F           54,120.00         ZZ
                                         360         53,995.70          1
                                       7.375            373.79         84
                                       7.125            373.79
    MEMPHIS          TN   38109          5            12/14/01         04
    0413403510                           05           02/01/02         12
    0413403510                           O            01/01/32
    0


    7070275          E23/G02             F          390,000.00         ZZ
                                         360        390,000.00          1
                                       7.375          2,693.63         80
                                       7.125          2,693.63
    VACAVILLE        CA   95688          5            03/26/02         00
    0433883030                           05           05/01/02          0
    62001268                             O            04/01/32
    0


    7070381          225/G02             F          531,000.00         ZZ
                                         360        529,243.67          1
                                       7.000          3,532.76         72
                                       6.750          3,532.76
1


    CORTE MADERA     CA   94925          5            11/15/01         00
    0433810777                           05           01/01/02          0
    006206885                            O            12/01/31
    0


    7070397          225/G02             F          820,000.00         ZZ
                                         360        817,353.59          1
                                       7.125          5,524.49         69
                                       6.875          5,524.49
    SCARSDALE        NY   10583          5            11/30/01         00
    0433847092                           05           01/01/02          0
    006524901                            O            12/01/31
    0


    7070425          225/G02             F          525,000.00         ZZ
                                         360        524,178.42          1
                                       7.250          3,581.43         75
                                       7.000          3,581.43
    WALL             NJ   07719          5            01/09/02         00
    0433847100                           05           03/01/02          0
    006565179                            O            02/01/32
    0


    7070489          225/G02             F          360,000.00         ZZ
                                         360        359,473.33          1
                                       7.625          2,548.06         80
                                       7.375          2,548.06
    MODESTO          CA   95357          2            01/15/02         00
    0433831674                           05           03/01/02          0
    007323953                            O            02/01/32
    0


    7070493          225/G02             F          356,000.00         ZZ
                                         360        355,483.03          1
                                       7.625          2,519.75         68
                                       7.375          2,519.75
    SIERRA MADRE     CA   91024          5            01/15/02         00
    0433856499                           05           03/01/02          0
    007327216                            O            02/01/32
    0


    7070497          225/G02             F          340,000.00         ZZ
                                         360        339,204.17          1
                                       7.250          2,319.40         73
                                       7.000          2,319.40
    SHERMAN OAKS     CA   91423          5            01/31/02         00
    0433821279                           05           04/01/02          0
    007328215                            O            03/01/32
    0
1




    7070499          225/G02             F          120,000.00         ZZ
                                         360        119,842.47          1
                                       8.125            891.00         80
                                       7.875            891.00
    LAKE WORTH       FL   33460          1            01/31/02         00
    0433830676                           05           03/01/02          0
    007328544                            N            02/01/32
    0


    7070501          225/G02             F          105,800.00         ZZ
                                         360        105,715.39          1
                                       7.125            712.80         86
                                       6.875            712.80
    MIAMI            FL   33189          2            02/27/02         10
    0433830585                           05           04/01/02         25
    007329440                            O            03/01/32
    0


    7070507          225/G02             F          395,000.00         ZZ
                                         360        395,000.00          1
                                       7.000          2,627.95         70
                                       6.750          2,627.95
    DEER PARK        IL   60010          5            03/08/02         00
    0433856465                           05           05/01/02          0
    007330377                            O            04/01/32
    0


    7070509          225/G02             F          400,000.00         ZZ
                                         360        399,389.37          1
                                       7.375          2,762.71         80
                                       7.125          2,762.71
    ROSLYN           NY   11576          5            01/15/02         00
    0433832326                           05           03/01/02          0
    007330923                            O            02/01/32
    0


    7070515          225/G02             F          315,818.00         ZZ
                                         360        313,757.17          1
                                       7.500          2,208.25         85
                                       7.250          2,208.25
    CHAMPLIN         MN   55316          1            01/30/02         10
    0433855434                           05           03/01/02         12
    007333477                            O            02/01/32
    0


    7070521          225/G02             F          545,850.00         ZZ
                                         360        545,057.35          1
1


                                       7.625          3,863.49         71
                                       7.375          3,863.49
    OMAHA            NE   68124          5            01/25/02         00
    0433847019                           05           03/01/02          0
    007335163                            O            02/01/32
    0


    7070523          225/G02             F          384,000.00         ZZ
                                         360        383,755.13          1
                                       8.250          2,884.87         80
                                       8.000          2,884.87
    EVANSTON         IL   60201          5            02/12/02         00
    0433855319                           05           04/01/02          0
    007335651                            O            03/01/32
    0


    7070525          225/G02             F          332,500.00         ZZ
                                         360        332,105.95          1
                                       8.625          2,586.16         74
                                       8.375          2,586.16
    OAK PARK         IL   60304          2            01/07/02         00
    0433855236                           05           03/01/02          0
    007335770                            O            02/01/32
    0


    7070527          225/G02             F          327,250.00         ZZ
                                         360        325,762.13          1
                                       7.500          2,288.18         85
                                       7.250          2,288.18
    JUPITER          FL   33450          1            12/28/01         11
    0433832185                           05           02/01/02         17
    007335913                            O            01/01/32
    0


    7070533          225/G02             F          345,000.00         ZZ
                                         360        344,499.01          1
                                       7.625          2,441.89         54
                                       7.375          2,441.89
    SAN JOSE         CA   95131          5            01/25/02         00
    0433856374                           05           03/01/02          0
    007337392                            O            02/01/32
    0


    7070537          225/G02             F          509,000.00         ZZ
                                         360        508,203.46          1
                                       7.250          3,472.28         73
                                       7.000          3,472.28
    VILLA PARK       CA   92861          5            01/17/02         00
    0433846979                           05           03/01/02          0
1


    007338107                            O            02/01/32
    0


    7070539          225/G02             F          270,000.00         ZZ
                                         360        268,604.74          1
                                       7.625          1,911.05         73
                                       7.375          1,911.05
    HUNTINGTON       CT   06484          1            01/25/02         00
    0433830510                           05           03/01/02          0
    007338304                            O            02/01/32
    0


    7070541          225/G02             F          278,100.00         ZZ
                                         360        277,661.52          1
                                       8.625          2,163.03         90
                                       8.375          2,163.03
    SAN DIEGO        CA   92115          1            01/15/02         10
    0433855939                           05           03/01/02         25
    007338685                            N            02/01/32
    0


    7070543          225/G02             F          284,500.00         ZZ
                                         360        284,154.08          1
                                       8.500          2,187.56         60
                                       8.250          2,187.56
    LINCOLNSHIRE     IL   60069          2            01/18/02         00
    0433855798                           05           03/01/02          0
    007339060                            O            02/01/32
    0


    7070545          225/G02             F          412,000.00         ZZ
                                         360        401,004.12          1
                                       8.375          3,131.50         57
                                       8.125          3,131.50
    LIBERTYVILLE     IL   60048          2            02/26/02         00
    0433856663                           05           04/01/02          0
    007339289                            O            03/01/32
    0


    7070549          225/G02             F          278,000.00         ZZ
                                         360        277,644.22          1
                                       8.250          2,088.53         71
                                       8.000          2,088.53
    SUGAR GROVE      IL   60554          2            01/28/02         00
    0433830452                           05           03/01/02          0
    007339474                            O            02/01/32
    0


1


    7070553          225/G02             F          156,750.00         ZZ
                                         360        156,657.45          1
                                       8.625          1,219.19         95
                                       8.375          1,219.19
    ZION             IL   60099          5            02/01/02         10
    0433855509                           05           04/01/02         30
    007341010                            O            03/01/32
    0


    7070555          225/G02             F          275,000.00         ZZ
                                         360        274,833.40          1
                                       8.500          2,114.52         75
                                       8.250          2,114.52
    INVERNESS        IL   60010          2            02/11/02         00
    0433856309                           05           04/01/02          0
    007341077                            O            03/01/32
    0


    7070563          225/G02             F          344,000.00         ZZ
                                         360        343,757.21          1
                                       7.750          2,464.46         80
                                       7.500          2,464.46
    CLEARWATER       FL   33767          5            01/28/02         00
    0433856267                           05           04/01/02          0
    007341720                            O            03/01/32
    0


    7070565          225/G02             F          416,000.00         ZZ
                                         360        415,698.90          1
                                       7.625          2,944.43         80
                                       7.375          2,944.43
    LOS ANGELES      CA   90025          5            02/05/02         00
    0433821055                           05           04/01/02          0
    007341760                            O            03/01/32
    0


    7070573          225/G02             F          110,400.00         ZZ
                                         360        110,329.60          1
                                       8.250            829.40         80
                                       8.000            829.40
    CHICAGO          IL   60620          5            03/01/02         00
    0433831658                           05           04/01/02          0
    007342784                            N            03/01/32
    0


    7070575          225/G02             F          365,000.00         ZZ
                                         360        365,000.00          1
                                       7.375          2,520.97         80
                                       7.125          2,520.97
1


    MENDON           MA   01756          1            03/11/02         00
    0433830858                           05           05/01/02          0
    007343794                            O            04/01/32
    0


    7070577          225/G02             F          510,000.00         ZZ
                                         360        509,097.19          1
                                       8.500          3,921.46         75
                                       8.250          3,921.46
    BARRINGTON       IL   60010          2            03/01/02         00
    0433856002                           05           04/01/02          0
    007343969                            O            03/01/32
    0


    7070579          225/G02             F          329,300.00         ZZ
                                         360        329,090.01          1
                                       8.250          2,473.93         79
                                       8.000          2,473.93
    LEMONT           IL   60439          2            02/14/02         00
    0433831583                           05           04/01/02          0
    007343973                            O            03/01/32
    0


    7070585          225/G02             F          347,500.00         ZZ
                                         360        345,889.06          1
                                       8.250          2,610.66         61
                                       8.000          2,610.66
    BURR RIDGE       IL   60527          2            02/11/02         00
    0433855996                           05           04/01/02          0
    007344415                            O            03/01/32
    0


    7070589          225/G02             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       8.500          2,691.20         59
                                       8.250          2,691.20
    OAK PARK         IL   60302          2            03/08/02         00
    0433831492                           05           05/01/02          0
    007345276                            O            04/01/32
    0


    7070591          225/G02             F          247,000.00         ZZ
                                         360        245,534.66          1
                                       8.250          1,855.63         89
                                       8.000          1,855.63
    EVANSTON         IL   60201          2            02/07/02         10
    0433830882                           05           04/01/02         25
    007345434                            O            03/01/32
    0
1




    7070595          225/G02             F          406,400.00         ZZ
                                         360        406,105.85          1
                                       7.625          2,876.48         80
                                       7.375          2,876.48
    EAST HAVEN       CT   06512          2            02/14/02         00
    0433856168                           05           04/01/02          0
    007346785                            O            03/01/32
    0


    7070603          225/G02             F          100,000.00         ZZ
                                         360         99,827.32          1
                                       6.750            648.60         79
                                       6.500            648.60
    FALLS CHURCH     VA   22041          1            01/30/02         00
    0433830924                           06           03/01/02          0
    006565086                            O            02/01/32
    0


    7070611          225/G02             F          304,000.00         ZZ
                                         360        303,806.14          1
                                       8.250          2,283.86         79
                                       8.000          2,283.86
    CHICAGO          IL   60611          2            02/07/02         00
    0433856077                           06           04/01/02          0
    007343652                            O            03/01/32
    0


    7070613          225/G02             F          400,000.00         ZZ
                                         360        399,751.38          1
                                       8.375          3,040.29         72
                                       8.125          3,040.29
    CHICAGO          IL   60611          5            02/15/02         00
    0433855962                           06           04/01/02          0
    007344849                            O            03/01/32
    0


    7070617          225/G02             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       8.250          2,854.82         80
                                       8.000          2,854.82
    CHICAGO          IL   60607          5            03/06/02         00
    0433856135                           08           05/01/02          0
    007353268                            O            04/01/32
    0


    7070627          225/G02             F          321,000.00         ZZ
                                         360        320,755.74          1
1


                                       7.375          2,217.07         75
                                       7.125          2,217.07
    ATLANTA          GA   30328          5            02/01/02         00
    0433819109                           03           04/01/02          0
    006568188                            O            03/01/32
    0


    7070629          225/G02             F          325,600.00         ZZ
                                         360        325,127.18          1
                                       7.625          2,304.58         80
                                       7.375          2,304.58
    CHARLOTTE        NC   28277          1            02/01/02         00
    0433856507                           03           03/01/02          0
    006570851                            N            02/01/32
    0


    7070651          225/G02             F          375,000.00         ZZ
                                         360        374,741.92          1
                                       7.875          2,719.02         75
                                       7.625          2,719.02
    LAS VEGAS        NV   89113          1            02/01/02         00
    0433856424                           03           04/01/02          0
    007337125                            O            03/01/32
    0


    7070655          225/G02             F          566,225.00         ZZ
                                         360        560,899.22          1
                                       8.750          4,454.50         76
                                       8.500          4,454.50
    NAPERVILLE       IL   60564          2            02/19/02         00
    0433856366                           03           04/01/02          0
    007338015                            O            03/01/32
    0


    7070659          225/G02             F          388,000.00         ZZ
                                         360        387,764.94          1
                                       8.500          2,983.39         80
                                       8.250          2,983.39
    TUCSON           AZ   85737          5            02/22/02         00
    0433831534                           03           04/01/02          0
    007341674                            O            03/01/32
    0


    7070663          225/G02             F          450,000.00         ZZ
                                         360        449,640.14          1
                                       7.125          3,031.74         72
                                       6.875          3,031.74
    WESTLAKE VILLAG  CA   91361          5            02/04/02         00
    0433847001                           03           04/01/02          0
1


    007344112                            O            03/01/32
    0


    7070673          225/G02             F          143,910.00         ZZ
                                         360        143,688.20          4
                                       8.000          1,055.97         90
                                       7.750          1,055.97
    WOONSOCKET       RI   02895          1            01/29/02         11
    0433855095                           05           03/01/02         25
    007321299                            N            02/01/32
    0


    7070675          225/G02             F          160,200.00         ZZ
                                         360        159,994.99          4
                                       8.250          1,203.53         90
                                       8.000          1,203.53
    MILWAUKEE        WI   53222          1            01/14/02         10
    0433855103                           05           03/01/02         25
    007324208                            N            02/01/32
    0


    7070679          225/G02             F          109,350.00         ZZ
                                         360        109,198.99          3
                                       7.875            792.87         90
                                       7.625            792.87
    WORCESTER        MA   01604          1            01/28/02         10
    0433855418                           05           03/01/02         25
    007333950                            N            02/01/32
    0


    7070685          225/G02             F          195,000.00         ZZ
                                         360        194,750.46          4
                                       8.250          1,464.97         65
                                       8.000          1,464.97
    PARAMOUNT        CA   90706          5            01/22/02         00
    0433856440                           05           03/01/02          0
    007336797                            N            02/01/32
    0


    7070687          225/G02             F          165,000.00         ZZ
                                         360        161,992.75          2
                                       8.625          1,283.36         57
                                       8.375          1,283.36
    CHICAGO          IL   60618          5            01/04/02         00
    0433856408                           05           03/01/02          0
    007337310                            O            02/01/32
    0


1


    7070689          225/G02             F           97,200.00         ZZ
                                         360         97,075.59          4
                                       8.250            730.24         90
                                       8.000            730.24
    WAUREGAN         CT   06387          1            01/31/02         10
    0433856341                           05           03/01/02         25
    007338289                            N            02/01/32
    0


    7070697          225/G02             F          190,000.00         ZZ
                                         360        189,881.90          3
                                       8.375          1,444.14         60
                                       8.125          1,444.14
    LONG BEACH       CA   90804          5            02/01/02         00
    0433856291                           05           04/01/02          0
    007341308                            N            03/01/32
    0


    7070699          225/G02             F          128,000.00         ZZ
                                         360        127,909.66          4
                                       7.750            917.01         80
                                       7.500            917.01
    TOLEDO           OH   43606          5            03/01/02         00
    0433856226                           05           04/01/02          0
    007342837                            O            03/01/32
    0


    7070701          225/G02             F          153,000.00         ZZ
                                         360        152,818.69          3
                                       8.625          1,190.02         90
                                       8.375          1,190.02
    FALL RIVER       MA   02722          1            01/30/02         10
    0433856200                           05           03/01/02         25
    007343412                            N            02/01/32
    0


    7070703          225/G02             F          121,400.00         ZZ
                                         360        121,317.33          4
                                       8.125            901.40         90
                                       7.875            901.40
    CHICAGO          IL   60619          1            02/26/02         10
    0433856093                           05           04/01/02         25
    007343468                            N            03/01/32
    0


    7070707          225/G02             F          113,850.00         ZZ
                                         360        113,782.78          4
                                       8.625            885.52         90
                                       8.375            885.52
1


    LAKE WORTH       FL   33460          1            02/08/02         11
    0433855988                           05           04/01/02         25
    007344847                            N            03/01/32
    0


    7070713          225/G02             F          289,750.00         ZZ
                                         360        289,231.85          4
                                       6.875          1,903.46         95
                                       6.625          1,903.46
    PORTLAND         ME   04101          1            02/25/02         12
    0433856150                           05           04/01/02         30
    007349978                            O            03/01/32
    0


    7070715          225/G02             F          145,350.00         ZZ
                                         360        145,350.00          4
                                       7.750          1,041.31         90
                                       7.500          1,041.31
    ST LOUIS         MO   63104          1            03/08/02         11
    0433831831                           05           05/01/02         25
    007351463                            N            04/01/32
    0


    7071555          196/G02             F          345,000.00         ZZ
                                         360        344,730.87          1
                                       7.250          2,353.51         61
                                       7.000          2,353.51
    DERRY            NH   03038          5            02/11/02         00
    0433853116                           05           04/01/02          0
    1314284                              O            03/01/32
    0


    7071557          196/G02             F          294,000.00         ZZ
                                         360        294,000.00          1
                                       8.000          2,157.27         80
                                       7.750          2,157.27
    ORANGEBURG       NY   10962          1            03/08/02         00
    0433852670                           05           05/01/02          0
    1314752                              O            04/01/32
    0


    7071559          196/G02             F          145,800.00         ZZ
                                         360        145,699.65          1
                                       7.875          1,057.16         72
                                       7.625          1,057.16
    STRATHAM         NH   03885          2            02/14/02         00
    0433852993                           01           04/01/02          0
    1315251                              O            03/01/32
    0
1




    7071563          196/G02             F          164,430.00         ZZ
                                         360        164,316.83          2
                                       7.875          1,192.24         70
                                       7.625          1,192.24
    CYPRESS          CA   90630          1            02/12/02         00
    0433850963                           05           04/01/02          0
    1316165                              N            03/01/32
    0


    7071567          196/G02             F          295,200.00         ZZ
                                         360        294,980.91          1
                                       7.500          2,064.09         80
                                       7.250          2,064.09
    FAIR OAKS        CA   95628          1            02/12/02         00
    0433849759                           05           04/01/02          0
    1316590                              O            03/01/32
    0


    7071575          196/G02             F          164,800.00         ZZ
                                         360        164,671.44          1
                                       7.250          1,124.23         80
                                       7.000          1,124.23
    NORCO            CA   92860          1            02/19/02         00
    0433854106                           05           04/01/02          0
    1421734                              O            03/01/32
    0


    7071577          196/G02             F          162,750.00         ZZ
                                         360        162,626.15          1
                                       7.375          1,124.08         75
                                       7.125          1,124.08
    TUJUNGA AREA     CA   91042          1            02/07/02         00
    0433852563                           05           04/01/02          0
    1425910                              O            03/01/32
    0


    7071579          196/G02             F          429,690.00         ZZ
                                         360        429,690.00          1
                                       8.125          3,190.44         85
                                       7.875          3,190.44
    SCOTTSDALE       AZ   85255          1            03/07/02         14
    0433855749                           03           05/01/02         12
    1431382                              O            04/01/32
    0


    7071585          196/G02             F          397,000.00         ZZ
                                         360        396,712.65          1
1


                                       7.625          2,809.95         75
                                       7.375          2,809.95
    NEEDHAM          MA   02494          1            02/20/02         00
    0433853322                           05           04/01/02          0
    1444458                              O            03/01/32
    0


    7071595          196/G02             F          354,800.00         ZZ
                                         360        354,800.00          1
                                       7.250          2,420.37         76
                                       7.000          2,420.37
    RANCHO SANTA MA  CA   92688          5            03/01/02         00
    0433849940                           03           05/01/02          0
    1467290                              O            04/01/32
    0


    7071601          196/G02             F          120,000.00         ZZ
                                         360        119,923.47          1
                                       8.250            901.53         49
                                       8.000            901.53
    PELHAM           NH   03076          5            02/22/02         00
    0433849577                           05           04/01/02          0
    1474196                              O            03/01/32
    0


    7071603          196/G02             F           97,000.00         ZZ
                                         360         96,920.48          2
                                       7.000            645.35         75
                                       6.750            645.35
    LAKEWOOD         OH   44107          2            02/27/02         00
    0433849999                           05           04/01/02          0
    1479815                              O            03/01/32
    0


    7071605          196/G02             F          122,250.00         ZZ
                                         360        122,165.87          1
                                       7.875            886.40         75
                                       7.625            886.40
    MERCED           CA   95348          5            02/05/02         00
    0433850930                           05           04/01/02          0
    1483427                              N            03/01/32
    0


    7071607          196/G02             F          100,500.00         ZZ
                                         360        100,430.83          1
                                       7.875            728.70         75
                                       7.625            728.70
    MERCED           CA   95340          5            02/05/02         00
    0433850955                           05           04/01/02          0
1


    1483445                              N            03/01/32
    0


    7071617          196/G02             F          605,000.00         ZZ
                                         360        604,539.64          1
                                       7.375          4,178.59         68
                                       7.125          4,178.59
    MANHASSET        NY   11030          1            02/14/02         00
    0433852506                           05           04/01/02          0
    1489485                              O            03/01/32
    0


    7071627          196/G02             F           95,000.00         ZZ
                                         360         94,878.42          1
                                       8.250            713.71         84
                                       8.000            713.71
    PUEBLO WEST      CO   81007          1            01/25/02         10
    0433855681                           05           03/01/02         25
    1493677                              O            02/01/32
    0


    7071631          196/G02             F          264,000.00         ZZ
                                         360        263,804.07          2
                                       7.500          1,845.93         80
                                       7.250          1,845.93
    LOS ANGELES      CA   90039          5            02/12/02         00
    0433851045                           05           04/01/02          0
    1494687                              O            03/01/32
    0


    7071633          196/G02             F          267,500.00         ZZ
                                         360        267,296.45          2
                                       7.375          1,847.56         73
                                       7.125          1,847.56
    SAN DIEGO        CA   92107          1            02/04/02         00
    0433852936                           05           04/01/02          0
    1494741                              N            03/01/32
    0


    7071635          196/G02             F          100,000.00         ZZ
                                         360         99,936.23          1
                                       8.250            751.27         80
                                       8.000            751.27
    YPSILANTI        MI   48198          5            02/25/02         00
    0433852076                           05           04/01/02          0
    1495308                              O            03/01/32
    0


1


    7071639          196/G02             F          622,000.00         ZZ
                                         360        622,000.00          1
                                       7.250          4,243.14         63
                                       7.000          4,243.14
    RANCHO PALOS VE  CA   90275          2            02/28/02         00
    0433852720                           03           05/01/02          0
    1495345                              O            04/01/32
    0


    7071641          196/G02             F          225,000.00         ZZ
                                         360        224,811.62          1
                                       7.500          1,573.24         67
                                       7.250          1,573.24
    ANNANDALE        VA   22003          5            02/25/02         00
    0433852126                           05           04/01/02          0
    1495389                              O            03/01/32
    0


    7071643          196/G02             F          280,000.00         ZZ
                                         360        279,821.45          1
                                       8.250          2,103.55         80
                                       8.000          2,103.55
    BEDFORD HILLS    NY   10507          5            02/28/02         00
    0433849510                           05           04/01/02          0
    1495391                              O            03/01/32
    0


    7071645          196/G02             F          157,500.00         ZZ
                                         360        157,374.05          1
                                       7.125          1,061.11         90
                                       6.875          1,061.11
    CAPE CORAL       FL   33914          1            03/01/02         11
    0433855350                           05           04/01/02         25
    1495839                              O            03/01/32
    0


    7071655          196/G02             F           94,500.00         ZZ
                                         360         94,429.87          1
                                       7.500            660.76         47
                                       7.250            660.76
    ST CLOUD         MN   56304          5            02/08/02         00
    0433854155                           05           04/01/02          0
    1497106                              O            03/01/32
    0


    7071657          196/G02             F          207,000.00         ZZ
                                         360        206,821.78          1
                                       6.750          1,342.60         73
                                       6.500          1,342.60
1


    SAN DIEGO        CA   92126          5            02/22/02         00
    0433849973                           05           04/01/02          0
    1497129                              O            03/01/32
    0


    7071659          196/G02             F          155,500.00         ZZ
                                         360        155,378.69          1
                                       7.250          1,060.79         72
                                       7.000          1,060.79
    CORONA           CA   92879          5            02/12/02         00
    0433852969                           05           04/01/02          0
    1497259                              O            03/01/32
    0


    7071661          196/G02             F          160,800.00         ZZ
                                         360        160,677.64          1
                                       7.375          1,110.61         80
                                       7.125          1,110.61
    INDEX            WA   98256          5            02/13/02         00
    0433852530                           05           04/01/02          0
    1497282                              O            03/01/32
    0


    7071663          196/G02             F          141,000.00         ZZ
                                         360        140,884.42          1
                                       7.000            938.08         69
                                       6.750            938.08
    KANSAS CITY      MO   64118          2            02/22/02         00
    0433851094                           05           04/01/02          0
    1497310                              O            03/01/32
    0


    7071671          196/G02             F          264,000.00         ZZ
                                         360        263,761.35          1
                                       7.750          1,891.33         80
                                       7.500          1,891.33
    FARMINGTON HILL  MI   48331          1            03/04/02         00
    0433851235                           05           04/01/02          0
    1497897                              O            03/01/32
    0


    7071673          196/G02             F          115,200.00         ZZ
                                         360        115,107.87          1
                                       7.125            776.13         80
                                       6.875            776.13
    AUSTIN           TX   78756          1            02/20/02         00
    0433853090                           05           04/01/02          0
    1497933                              O            03/01/32
    0
1




    7071675          196/G02             F          405,000.00         ZZ
                                         360        405,000.00          1
                                       7.250          2,762.82         51
                                       7.000          2,762.82
    LONGMONT         CO   80503          1            03/01/02         00
    0433852266                           03           05/01/02          0
    1498144                              O            04/01/32
    0


    7071679          196/G02             F          200,000.00         ZZ
                                         360        200,000.00          3
                                       7.750          1,432.83         80
                                       7.500          1,432.83
    SAVANNAH         GA   31401          2            03/07/02         00
    0433853033                           05           05/01/02          0
    1498765                              N            04/01/32
    0


    7071691          196/G02             F          122,000.00         ZZ
                                         360        122,000.00          2
                                       7.875            884.59         68
                                       7.625            884.59
    SAVANNAH         GA   31401          2            03/06/02         00
    0433851060                           05           05/01/02          0
    1499655                              N            04/01/32
    0


    7071693          196/G02             F          256,000.00         ZZ
                                         360        255,800.29          1
                                       7.250          1,746.38         78
                                       7.000          1,746.38
    PIONEER          CA   95666          5            02/27/02         00
    0433852084                           03           04/01/02          0
    1499666                              O            03/01/32
    0


    7071697          196/G02             F          155,000.00         ZZ
                                         360        154,839.01          1
                                       7.250          1,057.38         69
                                       7.000          1,057.38
    SAVANNAH         GA   31410          1            02/27/02         00
    0433849551                           05           04/01/02          0
    1500119                              O            03/01/32
    0


    7071705          196/G02             F          310,800.00         ZZ
                                         360        310,575.05          1
1


                                       7.625          2,199.83         80
                                       7.375          2,199.83
    LOS ANGELES      CA   90019          1            02/26/02         00
    0433852001                           05           04/01/02          0
    1501012                              O            03/01/32
    0


    7071709          196/G02             F          160,000.00         T
                                         360        160,000.00          1
                                       7.875          1,160.12         64
                                       7.625          1,160.12
    LAC DU FLAMBEAU  WI   54538          2            03/11/02         00
    0433852639                           05           05/01/02          0
    1501266                              O            04/01/32
    0


    7071711          196/G02             F          176,000.00         ZZ
                                         360        175,869.38          2
                                       7.500          1,230.62         80
                                       7.250          1,230.62
    SAVANNAH         GA   31401          1            02/27/02         00
    0433849544                           05           04/01/02          0
    1501421                              N            03/01/32
    0


    7071713          196/G02             F          364,000.00         ZZ
                                         240        364,000.00          1
                                       7.125          2,849.47         73
                                       6.875          2,849.47
    SYOSSET          NY   11791          5            03/04/02         00
    0433853017                           05           05/01/02          0
    1501467                              O            04/01/22
    0


    7071715          196/G02             F          365,000.00         ZZ
                                         240        365,000.00          1
                                       7.500          2,940.42         71
                                       7.250          2,940.42
    NEW HYDE PARK    NY   11040          5            03/04/02         00
    0433853082                           05           05/01/02          0
    1501858                              O            04/01/22
    0


    7071717          196/G02             F           97,400.00         ZZ
                                         360         97,329.50          1
                                       7.625            689.40         75
                                       7.375            689.40
    BRIGHAM CITY     UT   84302          1            02/27/02         00
    0433851177                           05           04/01/02          0
1


    1502578                              O            03/01/32
    0


    7071719          196/G02             F          135,900.00         ZZ
                                         360        135,791.32          1
                                       7.125            915.59         80
                                       6.875            915.59
    WINTER PARK      FL   32792          1            02/28/02         00
    0433852761                           05           04/01/02          0
    1503322                              O            03/01/32
    0


    7072972          P44/G02             F          172,800.00         ZZ
                                         360        172,430.82          1
                                       7.875          1,252.92         90
                                       7.625          1,252.92
    WORCESTER        MA   01602          1            12/20/01         10
    0433586575                           01           02/01/02         30
    QUIST                                N            01/01/32
    0


    7073759          W93/G02             F          304,400.00         ZZ
                                         360        304,400.00          1
                                       6.875          1,999.69         80
                                       6.625          1,999.69
    HOLLISTER        CA   95023          5            03/01/02         00
    0433853470                           05           05/01/02          0
    20372011                             O            04/01/32
    0


    7075465          U05/G02             F          365,750.00         ZZ
                                         360        365,750.00          1
                                       8.000          2,683.74         95
                                       7.750          2,683.74
    TOWSON           MD   21286          2            03/28/02         11
    0433867538                           05           05/01/02         30
    3213742                              O            04/01/32
    0


    7076391          U42/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
                                       7.500            727.18         59
                                       7.250            727.18
    MURPHY           TX   75094          5            03/21/02         00
    0433851961                           05           05/01/02          0
    12200697                             O            04/01/32
    0


1


    7076782          975/G02             F          585,000.00         ZZ
                                         360        585,000.00          1
                                       7.375          4,040.45         59
                                       7.125          4,040.45
    HUNTINGTON BEAC  CA   92648          5            03/05/02         00
    0433772977                           03           05/01/02          0
    2015837                              O            04/01/32
    0


    7077423          U45/G02             F          138,348.00         ZZ
                                         360        138,348.00          1
                                       7.875          1,003.12         80
                                       7.625          1,003.12
    WEST VALLEY CIT  UT   84128          1            03/25/02         00
    0433830163                           05           05/01/02          0
    6056011040                           O            04/01/32
    0


    7078780          601/G02             F          385,000.00         ZZ
                                         360        384,219.83          1
                                       8.000          2,824.99         80
                                       7.750          2,824.99
    GOLDEN           CO   80403          5            12/31/01         00
    0433718129                           05           02/01/02          0
    61101721                             O            01/01/32
    0


    7079977          F89/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       8.375          1,026.10         66
                                       8.125          1,026.10
    LOS ANGELES      CA   90018          5            03/25/02         00
    0433871167                           05           05/01/02          0
    18682                                N            04/01/32
    0


    7082301          U05/G02             F          247,500.00         ZZ
                                         360        247,500.00          4
                                       7.875          1,794.55         90
                                       7.625          1,794.55
    LIGHTHOUSE POIN  FL   33064          1            03/15/02         01
    0433818226                           05           05/01/02         25
    3205189                              N            04/01/32
    0


    7082513          696/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
                                       7.375            372.96         90
                                       7.125            372.96
1


    GWYNN OAK        MD   21207          1            03/11/02         12
    0433817327                           05           05/01/02         25
    20202020                             N            04/01/32
    0


    7082515          696/G02             F           63,000.00         ZZ
                                         360         63,000.00          1
                                       7.375            435.13         90
                                       7.125            435.13
    GWYNN OAK        MD   21207          1            03/11/02         12
    0433817574                           05           05/01/02         25
    20202019                             N            04/01/32
    0


    7083043          E22/G02             F          626,800.00         ZZ
                                         360        626,800.00          1
                                       7.500          4,382.68         65
                                       7.250          4,382.68
    OLD TAPPAN       NJ   07675          5            03/18/02         00
    0413500448                           05           05/01/02          0
    0413500448                           O            04/01/32
    0


    7083049          E22/G02             F          161,150.00         ZZ
                                         360        161,150.00          2
                                       8.375          1,224.86         87
                                       8.125          1,224.86
    GRAND RAPIDS     MI   49508          2            03/22/02         04
    0413534579                           05           05/01/02         25
    0413534579                           N            04/01/32
    0


    7083057          E22/G02             F          210,000.00         ZZ
                                         360        210,000.00          2
                                       7.500          1,468.35         75
                                       7.250          1,468.35
    OAKLAND          CA   94603          5            03/11/02         00
    0413569351                           05           05/01/02          0
    0413569351                           O            04/01/32
    0


    7083069          E22/G02             F          167,200.00         ZZ
                                         360        167,200.00          1
                                       7.375          1,154.81         95
                                       7.125          1,154.81
    SEVIERVILLE      TN   37862          1            03/22/02         10
    0413619586                           05           05/01/02         30
    0413619586                           O            04/01/32
    0
1




    7083071          E22/G02             F          161,600.00         ZZ
                                         360        161,600.00          1
                                       7.625          1,143.79         79
                                       7.375          1,143.79
    RICHMOND         KY   40475          2            03/18/02         00
    0413627225                           05           05/01/02          0
    0413627225                           O            04/01/32
    0


    7083081          E22/G02             F          335,700.00         ZZ
                                         360        335,700.00          3
                                       8.125          2,492.56         85
                                       7.875          2,492.56
    RIDGEWOOD        NY   11385          5            03/18/02         04
    0413666314                           05           05/01/02         12
    0413666314                           O            04/01/32
    0


    7083087          E22/G02             F          108,750.00         ZZ
                                         360        108,750.00          3
                                       8.375            826.58         78
                                       8.125            826.58
    SOUTHBRIDGE      MA   01550          5            03/18/02         00
    0413675117                           05           05/01/02          0
    0413675117                           O            04/01/32
    0


    7083101          E22/G02             F          159,000.00         ZZ
                                         360        159,000.00          1
                                       7.500          1,111.75         80
                                       7.250          1,111.75
    MIAMI            FL   33018          5            03/18/02         00
    0413711961                           03           05/01/02          0
    0413711961                           O            04/01/32
    0


    7083109          E22/G02             F          160,500.00         ZZ
                                         360        160,500.00          1
                                       7.500          1,122.24         73
                                       7.250          1,122.24
    DORENA           OR   97434          5            03/15/02         00
    0413723289                           05           05/01/02          0
    0413723289                           O            04/01/32
    0


    7083139          E22/G02             F           88,000.00         T
                                         360         88,000.00          1
1


                                       7.500            615.31         80
                                       7.250            615.31
    ALBUQUERQUE      NM   87110          5            03/20/02         00
    0413755422                           05           05/01/02          0
    0413755422                           O            04/01/32
    0


    7083143          E22/G02             F           36,900.00         ZZ
                                         360         36,900.00          1
                                       7.750            264.36         90
                                       7.500            264.36
    NEOSHO           MO   64850          1            03/22/02         04
    0413756347                           05           05/01/02         25
    0413756347                           O            04/01/32
    0


    7083167          E22/G02             F          193,500.00         ZZ
                                         360        193,500.00          4
                                       8.000          1,419.83         90
                                       7.750          1,419.83
    NORTH LAUDERDAL  FL   33068          1            03/22/02         01
    0413772997                           05           05/01/02         25
    0413772997                           N            04/01/32
    0


    7083193          E22/G02             F          315,000.00         ZZ
                                         360        315,000.00          1
                                       8.000          2,311.36         80
                                       7.750          2,311.36
    SALT LAKE CITY   UT   84121          1            03/19/02         00
    0413793761                           01           05/01/02          0
    0413793761                           N            04/01/32
    0


    7083197          E22/G02             F          352,000.00         ZZ
                                         360        352,000.00          1
                                       7.625          2,491.43         80
                                       7.375          2,491.43
    L.A. (VENICE AR  CA   90291          5            03/12/02         00
    0413795048                           05           05/01/02          0
    0413795048                           O            04/01/32
    0


    7083203          E22/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
                                       8.250          1,622.74         90
                                       8.000          1,622.74
    WESTON           FL   33326          1            03/22/02         01
    0413796509                           03           05/01/02         25
1


    0413796509                           O            04/01/32
    0


    7083213          E22/G02             F          384,000.00         ZZ
                                         360        384,000.00          1
                                       7.250          2,619.56         80
                                       7.000          2,619.56
    SAN JOSE         CA   95123          1            03/12/02         00
    0413805631                           05           05/01/02          0
    0413805631                           O            04/01/32
    0


    7083223          E22/G02             F           88,000.00         ZZ
                                         360         88,000.00          1
                                       8.000            645.71         80
                                       7.750            645.71
    CLIFTON          NJ   07011          1            03/22/02         00
    0413809278                           05           05/01/02          0
    0413809278                           N            04/01/32
    0


    7083251          E22/G02             F          165,600.00         ZZ
                                         360        165,600.00          1
                                       8.125          1,229.58         80
                                       7.875          1,229.58
    DALLAS           TX   75231          5            03/18/02         00
    0413823832                           05           05/01/02          0
    0413823832                           O            04/01/32
    0


    7083253          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.000            745.14         80
                                       6.750            745.14
    SACRAMENTO       CA   95828          5            03/18/02         00
    0413825001                           05           05/01/02          0
    0413825001                           O            04/01/32
    0


    7083257          E22/G02             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       8.250            859.45         80
                                       8.000            859.45
    MIAMI            FL   33143          5            03/22/02         00
    0413828161                           05           05/01/02          0
    0413828161                           N            04/01/32
    0


1


    7083261          E22/G02             F          113,600.00         ZZ
                                         360        113,600.00          1
                                       8.125            843.48         80
                                       7.875            843.48
    KEMP             TX   75143          2            03/18/02         00
    0413828690                           05           05/01/02          0
    0413828690                           O            04/01/32
    0


    7083263          E22/G02             F          114,300.00         ZZ
                                         360        114,300.00          3
                                       8.500            878.87         90
                                       8.250            878.87
    PROVIDENCE       RI   02908          1            03/22/02         01
    0413830720                           05           05/01/02         25
    0413830720                           N            04/01/32
    0


    7087715          M27/G02             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       7.000          6,653.02         57
                                       6.750          6,653.02
    NAPLES           FL   34103          5            03/15/02         00
    0433876489                           06           05/01/02          0
    600743279                            O            04/01/32
    0


    7088315          F89/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       7.375          1,657.62         80
                                       7.125          1,657.62
    GLENDALE         CA   91206          1            03/27/02         00
    0433871506                           05           05/01/02          0
    19141                                O            04/01/32
    0


    7088387          313/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.250            682.18         68
                                       7.000            682.18
    APACHE JUNCTION  AZ   85218          1            03/27/02         00
    0433870292                           09           05/01/02          0
    0008681926                           O            04/01/32
    0


    7090971          P34/G02             F          132,000.00         ZZ
                                         360        132,000.01          3
                                       7.875            957.10         80
                                       7.625            957.10
1


    PAWTUCKET        RI   02860          5            03/27/02         00
    0433886991                           05           05/01/02          0
    414946                               O            04/01/32
    0


    7091367          W93/G02             F          222,800.00         ZZ
                                         360        222,621.83          1
                                       7.125          1,501.05         80
                                       6.875          1,501.05
    EVERGREEN        CO   80439          1            02/28/02         00
    0433853744                           05           04/01/02          0
    78367637                             O            03/01/32
    0


    7091369          W93/G02             F          399,500.00         ZZ
                                         360        399,180.52          1
                                       7.125          2,691.51         57
                                       6.875          2,691.51
    SAN DIEGO        CA   92130          2            02/26/02         00
    0433853702                           03           04/01/02          0
    28354063                             O            03/01/32
    0


    7091373          W93/G02             F          283,000.00         ZZ
                                         360        282,784.66          1
                                       7.375          1,954.61         80
                                       7.125          1,954.61
    BRIGHTON         CO   80603          5            02/22/02         00
    0433853678                           03           04/01/02          0
    30369268                             O            03/01/32
    0


    7091377          W93/G02             F          164,000.00         ZZ
                                         360        163,889.95          1
                                       8.000          1,203.38         80
                                       7.750          1,203.38
    CHINO            CA   91710          5            02/26/02         00
    0433853785                           05           04/01/02          0
    67373695                             O            03/01/32
    0


    7091379          W93/G02             F          457,000.00         ZZ
                                         360        456,634.54          1
                                       7.125          3,078.90         77
                                       6.875          3,078.90
    LA CANADA-FLINT  CA   91011          1            02/27/02         00
    0433853363                           05           04/01/02          0
    03350364                             O            03/01/32
    0
1




    7091381          W93/G02             F          182,500.00         ZZ
                                         360        182,500.00          1
                                       7.375          1,260.49         79
                                       7.125          1,260.49
    SAN DIEGO        CA   92124          1            03/08/02         00
    0433850492                           01           05/01/02          0
    28297396                             O            04/01/32
    0


    7091383          W93/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.375            911.69         80
                                       7.125            911.69
    MEDANALES        NM   87548          5            03/03/02         00
    0433853819                           05           05/01/02          0
    35364697                             O            04/01/32
    0


    7091389          W93/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.000          1,463.67         79
                                       6.750          1,463.67
    BEAVERTON        OR   97008          5            02/28/02         00
    0433853710                           05           05/01/02          0
    82372760                             O            04/01/32
    0


    7091393          W93/G02             F          232,000.00         ZZ
                                         360        231,809.82          1
                                       7.000          1,543.51         80
                                       6.750          1,543.51
    SACRAMENTO       CA   95818          1            02/22/02         00
    0433853397                           05           04/01/02          0
    21370890                             O            03/01/32
    0


    7091397          W93/G02             F          248,000.00         ZZ
                                         360        248,000.00          1
                                       7.500          1,734.06         80
                                       7.250          1,734.06
    ALISO VIEJO ARE  CA   92656          1            03/06/02         00
    0433853447                           29           05/01/02          0
    67373503                             O            04/01/32
    0


    7091399          W93/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
1


                                       7.375          1,105.08         80
                                       7.125          1,105.08
    WEAVERVILLE      CA   96093          5            03/05/02         00
    0433829025                           05           05/01/02          0
    46316596                             O            04/01/32
    0


    7091401          W93/G02             F          177,150.00         ZZ
                                         360        177,150.00          1
                                       7.250          1,208.48         80
                                       7.000          1,208.48
    FRESNO           CA   93722          1            03/08/02         00
    0433853801                           05           05/01/02          0
    45351003                             O            04/01/32
    0


    7091403          W93/G02             F          137,000.00         ZZ
                                         360        136,900.84          1
                                       7.625            969.68         48
                                       7.375            969.68
    HOLLISTER        CA   95023          5            02/20/02         00
    0433853439                           05           04/01/02          0
    20362019                             N            03/01/32
    0


    7091407          W93/G02             F          323,000.00         ZZ
                                         360        323,000.00          1
                                       7.250          2,203.43         70
                                       7.000          2,203.43
    ANTIOCH          CA   94531          1            03/01/02         00
    0433853355                           05           05/01/02          0
    21370573                             O            04/01/32
    0


    7091409          W93/G02             F          317,600.00         ZZ
                                         360        317,600.00          1
                                       7.000          2,113.00         80
                                       6.750          2,113.00
    IRVINE           CA   92614          1            02/28/02         00
    0433853462                           03           05/01/02          0
    03350342                             O            04/01/32
    0


    7095345          E82/G02             F          102,800.00         ZZ
                                         360        102,800.00          1
                                       7.125            692.58         80
                                       6.875            692.58
    EAST TAWAS       MI   48730          2            03/21/02         00
    0400603684                           05           05/01/02          0
1


    3202885                              O            04/01/32
    0


    7095351          E82/G02             F          299,000.00         ZZ
                                         360        299,000.00          1
                                       7.500          2,090.65         92
                                       7.250          2,090.65
    AUBURN           AL   36830          2            03/21/02         04
    0400603007                           05           05/01/02         30
    0400603007                           O            04/01/32
    0


    7095375          E82/G02             F          117,900.00         ZZ
                                         360        117,900.00          3
                                       7.750            844.65         90
                                       7.500            844.65
    KENT             OH   44240          2            03/25/02         04
    0400597993                           05           05/01/02         25
    3377056                              N            04/01/32
    0


    7095381          E82/G02             F          128,100.00         ZZ
                                         360        128,100.00          1
                                       7.125            863.03         32
                                       6.875            863.03
    SAN JOSE         CA   95123          2            03/18/02         00
    0400591996                           05           05/01/02          0
    0400591996                           O            04/01/32
    0


    7095505          P59/G02             F          227,050.00         ZZ
                                         360        227,050.00          1
                                       7.250          1,548.89         95
                                       7.000          1,548.89
    SANTA CLARITA    CA   91350          5            03/27/02         01
    0433862414                           05           05/01/02         30
    AT003278                             O            04/01/32
    0


    7098643          S54/G02             F           94,200.00         ZZ
                                         360         94,200.00          1
                                       8.000            691.21         74
                                       7.750            691.21
    MASON            OH   45040          2            03/28/02         00
    0433872512                           05           05/01/02          0
    6900971                              N            04/01/32
    0


1


    7098742          601/G02             F          420,750.00         ZZ
                                         360        420,041.01          1
                                       6.875          2,764.03         75
                                       6.625          2,764.03
    WASHINGTON       DC   20010          5            01/02/02         00
    0433755741                           07           03/01/02          0
    61074803                             O            02/01/32
    0


    7101496          601/G02             F          130,694.00         ZZ
                                         360        130,401.17          1
                                       7.500            913.84         79
                                       7.250            913.84
    CHESTER          VA   23831          1            12/31/01         00
    0433714516                           03           02/01/02          0
    6068490                              O            01/01/32
    0


    7102477          X08/G02             F          162,000.00         ZZ
                                         360        162,000.00          1
                                       7.500          1,132.73         80
                                       7.250          1,132.73
    WEST JORDAN      UT   84088          5            03/28/02         00
    0433868817                           05           05/01/02          0
    6007968                              O            04/01/32
    0


    7103215          U45/G02             F           91,800.00         ZZ
                                         360         91,800.00          1
                                       8.250            689.66         89
                                       8.000            689.66
    GRAND JUNCTION   CO   81504          1            03/28/02         11
    0433857695                           05           05/01/02         30
    6197111056                           N            04/01/32
    0


    7105408          E22/G02             F           39,000.00         ZZ
                                         360         38,910.44          1
                                       7.375            269.36         93
                                       7.125            269.36
    HOUSTON          TX   77072          2            12/05/01         04
    0413199183                           01           02/01/02         30
    0413199183                           O            01/01/32
    0


    7106331          E22/G02             F          235,000.00         ZZ
                                         360        235,000.00          1
                                       7.375          1,623.09         84
                                       7.125          1,623.09
1


    MEDFORD          NY   11763          2            03/19/02         04
    0413543133                           05           05/01/02         12
    0413543133                           O            04/01/32
    0


    7106383          E22/G02             F          273,000.00         ZZ
                                         360        273,000.00          1
                                       7.125          1,839.25         79
                                       6.875          1,839.25
    TRACY            CA   95376          2            03/04/02         00
    0413678194                           05           05/01/02          0
    0413678194                           O            04/01/32
    0


    7106391          E22/G02             F          139,500.00         ZZ
                                         360        139,500.00          4
                                       8.500          1,072.63         90
                                       8.250          1,072.63
    NEW ORLEANS      LA   70119          2            03/25/02         04
    0413689837                           05           05/01/02         25
    0413689837                           N            04/01/32
    0


    7106395          E22/G02             F          117,000.00         ZZ
                                         360        117,000.00          1
                                       7.500            818.08         60
                                       7.250            818.08
    DALLAS           TX   75243          5            03/20/02         00
    0413694407                           03           05/01/02          0
    0413694407                           O            04/01/32
    0


    7106403          E22/G02             F          175,250.00         ZZ
                                         360        175,250.00          1
                                       7.500          1,225.37         95
                                       7.250          1,225.37
    BIRMINGHAM       AL   35215          2            03/20/02         04
    0413706789                           05           05/01/02         30
    0413706789                           O            04/01/32
    0


    7106411          E22/G02             F          149,850.00         ZZ
                                         360        149,850.00          1
                                       7.625          1,060.63         90
                                       7.375          1,060.63
    CARSON CITY      NV   89701          5            03/20/02         01
    0413717216                           05           05/01/02         25
    0413717216                           O            04/01/32
    0
1




    7106415          E22/G02             F          283,000.00         ZZ
                                         360        283,000.00          2
                                       7.375          1,954.61         66
                                       7.125          1,954.61
    SEATTLE          WA   98119          2            03/19/02         00
    0413719089                           05           05/01/02          0
    0413719089                           N            04/01/32
    0


    7106419          E22/G02             F          320,000.00         ZZ
                                         360        320,000.00          1
                                       7.750          2,292.52         80
                                       7.500          2,292.52
    ENNIS            TX   75119          5            03/19/02         00
    0413720327                           05           05/01/02          0
    0413720327                           O            04/01/32
    0


    7106421          E22/G02             F           95,000.00         ZZ
                                         360         95,000.00          1
                                       7.375            656.14         71
                                       7.125            656.14
    EUREKA           MT   59917          2            03/25/02         00
    0413720657                           05           05/01/02          0
    0413720657                           N            04/01/32
    0


    7106423          E22/G02             F          122,000.00         ZZ
                                         360        122,000.00          1
                                       7.750            874.02         80
                                       7.500            874.02
    MONTGOMERY       TX   77356          5            03/19/02         00
    0413720921                           09           05/01/02          0
    0413720921                           O            04/01/32
    0


    7106445          E22/G02             F          134,615.00         ZZ
                                         240        134,615.00          1
                                       6.875          1,033.59         54
                                       6.625          1,033.59
    CRYSTAL BEACH    TX   77650          2            03/20/02         00
    0413744129                           05           05/01/02          0
    0413744129                           O            04/01/22
    0


    7106457          E22/G02             F          116,910.00         ZZ
                                         360        116,910.00          1
1


                                       7.750            837.56         90
                                       7.500            837.56
    SOUTH BURLINGTO  VT   05403          1            03/25/02         04
    0413754631                           01           05/01/02         25
    0413754631                           N            04/01/32
    0


    7106467          E22/G02             F          114,300.00         ZZ
                                         360        114,300.00          1
                                       8.250            858.70         90
                                       8.000            858.70
    MIAMI            FL   33172          1            03/25/02         01
    0413757212                           07           05/01/02         30
    0413757212                           O            04/01/32
    0


    7106473          E22/G02             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       7.125            875.83         71
                                       6.875            875.83
    MT PLEASANT      SC   29464          5            03/20/02         00
    0413759259                           05           05/01/02          0
    0413759259                           O            04/01/32
    0


    7106495          E22/G02             F          207,000.00         ZZ
                                         360        207,000.00          4
                                       7.750          1,482.97         90
                                       7.500          1,482.97
    HARAHAN          LA   70123          1            03/25/02         01
    0413764721                           05           05/01/02         25
    0413764721                           N            04/01/32
    0


    7106505          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.375          1,899.36         75
                                       7.125          1,899.36
    NORTH MIAMI      FL   33181          2            03/19/02         00
    0413768144                           05           05/01/02          0
    0413768144                           O            04/01/32
    0


    7106509          E22/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       7.125            960.05         80
                                       6.875            960.05
    VANCOUVER        WA   98665          2            03/15/02         00
    0413772385                           05           05/01/02          0
1


    0413772385                           O            04/01/32
    0


    7106517          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.750          2,149.24         80
                                       7.500          2,149.24
    BLOOMFIELD       MI   48301          1            03/25/02         00
    0413776063                           05           05/01/02          0
    0413776063                           N            04/01/32
    0


    7106539          E22/G02             F          110,400.00         ZZ
                                         240        110,400.00          1
                                       7.875            914.86         80
                                       7.625            914.86
    PALM HARBOR      FL   34683          1            03/25/02         00
    0413783986                           05           05/01/02          0
    0413783986                           N            04/01/22
    0


    7106579          E22/G02             F          125,600.00         ZZ
                                         360        125,600.00          1
                                       7.875            910.69         80
                                       7.625            910.69
    IRVING           TX   75038          5            03/20/02         00
    0413805573                           05           05/01/02          0
    0413805573                           O            04/01/32
    0


    7106595          E22/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       7.750          1,074.62         56
                                       7.500          1,074.62
    SEA BRIGHT       NJ   07760          1            03/25/02         00
    0413809294                           01           05/01/02          0
    0413809294                           O            04/01/32
    0


    7106617          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.500            699.21         80
                                       7.250            699.21
    KINGSLAND        TX   78639          5            03/20/02         00
    0413822149                           05           05/01/02          0
    0413822149                           O            04/01/32
    0


1


    7106621          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.375          1,049.83         80
                                       7.125          1,049.83
    GRAND PRAIRIE    TX   75052          5            03/20/02         00
    0413825779                           05           05/01/02          0
    0413825779                           O            04/01/32
    0


    7106625          E22/G02             F          134,000.00         ZZ
                                         360        134,000.00          1
                                       7.375            925.50         84
                                       7.125            925.50
    CRESTWOOD        KY   40014          2            03/20/02         01
    0413827346                           05           05/01/02         12
    0413827346                           O            04/01/32
    0


    7106655          E22/G02             F           98,400.00         ZZ
                                         360         98,400.00          1
                                       8.375            747.91         80
                                       8.125            747.91
    FLOWER MOUND     TX   75028          5            03/25/02         00
    0413851890                           05           05/01/02          0
    0413851890                           N            04/01/32
    0


    7106661          E22/G02             F           58,400.00         ZZ
                                         360         58,400.00          1
                                       7.375            403.35         80
                                       7.125            403.35
    MONTROSE         CO   81401          1            03/25/02         00
    0413856402                           01           05/01/02          0
    0413856402                           N            04/01/32
    0


    7108472          601/G02             F          100,000.00         ZZ
                                         360         99,932.91          1
                                       8.000            733.76         63
                                       7.750            733.76
    BETHEL           CT   06801          5            02/04/02         00
    0433726742                           01           04/01/02          0
    60929783                             O            03/01/32
    0


    7108971          E47/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       8.250          1,250.86         90
                                       8.000          1,250.86
1


    WEST CHICAGO     IL   60185          1            03/29/02         11
    0433855301                           05           05/01/02         25
    7360513624                           O            04/01/32
    0


    7109484          H58/G02             F          415,000.00         ZZ
                                         360        414,659.82          1
                                       7.000          2,761.01         73
                                       6.750          2,761.01
    ORINDA           CA   94563          5            02/14/02         00
    0433783040                           05           04/01/02          0
    0000086908                           O            03/01/32
    0


    7110731          E11/G02             F          235,800.00         ZZ
                                         360        235,800.00          1
                                       7.500          1,648.75         90
                                       7.250          1,648.75
    LINO LAKES       MN   55038          1            03/29/02         04
    0433864683                           05           05/01/02         25
    10138895                             O            04/01/32
    0


    7111625          F89/G02             F          365,600.00         ZZ
                                         360        365,600.00          1
                                       7.250          2,494.04         80
                                       7.000          2,494.04
    FULLERTON        CA   92835          5            03/27/02         00
    0433871431                           03           05/01/02          0
    11619131                             O            04/01/32
    0


    7114875          E23/G02             F          169,600.00         ZZ
                                         360        169,600.00          4
                                       8.000          1,244.46         80
                                       7.750          1,244.46
    MESA             AZ   85213          1            03/29/02         00
    0433887577                           05           05/01/02          0
    41003571                             N            04/01/32
    0


    7116419          477/G02             F          510,000.00         ZZ
                                         360        510,000.00          1
                                       7.250          3,479.10         60
                                       7.000          3,479.10
    LOS ANGELES      CA   91364          2            03/05/02         00
    0433847332                           05           05/01/02          0
    120283                               O            04/01/32
    0
1




    7118905          588/G02             F          153,000.00         ZZ
                                         360        153,000.00          4
                                       8.250          1,149.44         90
                                       8.000          1,149.44
    BOROUGH OF KEAN  NJ   07734          1            03/11/02         01
    0433821741                           05           05/01/02         25
    1059526                              N            04/01/32
    0


    7121193          U05/G02             F          204,300.00         ZZ
                                         360        204,300.00          4
                                       7.875          1,481.32         90
                                       7.625          1,481.32
    LILBURN          GA   30047          1            03/29/02         10
    0433859899                           05           05/01/02         25
    3216364                              N            04/01/32
    0


    7128179          E22/G02             F           93,750.00         ZZ
                                         360         93,750.00          2
                                       7.375            647.51         75
                                       7.125            647.51
    AUBURN           WA   98001          2            03/19/02         00
    0413485418                           05           05/01/02          0
    0413485418                           N            04/01/32
    0


    7128181          E22/G02             F          152,600.00         ZZ
                                         360        152,600.00          3
                                       7.500          1,067.00         70
                                       7.250          1,067.00
    RENTON           WA   98055          2            03/19/02         00
    0413487018                           05           05/01/02          0
    0413487018                           N            04/01/32
    0


    7128187          E22/G02             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       7.125          6,737.19         55
                                       6.875          6,737.19
    LARKSPUR         CO   80118          2            03/21/02         00
    0413579426                           05           05/01/02          0
    0413579426                           O            04/01/32
    0


    7128191          E22/G02             F          165,000.00         ZZ
                                         360        165,000.00          4
1


                                       8.250          1,239.59         75
                                       8.000          1,239.59
    ALBANY           OR   97321          2            03/20/02         00
    0413584665                           05           05/01/02          0
    0413584665                           N            04/01/32
    0


    7128215          E22/G02             F          237,000.00         ZZ
                                         360        237,000.00          1
                                       7.500          1,657.14         79
                                       7.250          1,657.14
    MIDLOTHIAN       TX   76065          5            03/18/02         00
    0413679499                           05           05/01/02          0
    0413679499                           O            04/01/32
    0


    7128221          E22/G02             F          129,000.00         ZZ
                                         360        129,000.00          1
                                       7.500            901.99         80
                                       7.250            901.99
    COLORADO SPRING  CO   80909          2            03/21/02         00
    0413703059                           05           05/01/02          0
    0413703059                           O            04/01/32
    0


    7128233          E22/G02             F           80,000.00         ZZ
                                         240         80,000.00          1
                                       7.500            644.47         62
                                       7.250            644.47
    CROWLEY          TX   76036          5            03/20/02         00
    0413714437                           05           05/01/02          0
    0413714437                           O            04/01/22
    0


    7128241          E22/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.125          2,290.64         79
                                       6.875          2,290.64
    HUNTINGTON BEAC  CA   92647          5            03/20/02         00
    0413737768                           05           05/01/02          0
    0413737768                           O            04/01/32
    0


    7128257          E22/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.625            778.57         70
                                       7.375            778.57
    TIVERTON         RI   02878          5            03/21/02         00
    0413762428                           05           05/01/02          0
1


    0413762428                           O            04/01/32
    0


    7128265          E22/G02             F           99,900.00         ZZ
                                         360         99,900.00          2
                                       7.750            715.70         84
                                       7.500            715.70
    AUSTIN           TX   78724          2            03/26/02         04
    0413764507                           05           05/01/02         20
    0413764507                           N            04/01/32
    0


    7128269          E22/G02             F           92,400.00         ZZ
                                         360         92,400.00          2
                                       7.750            661.96         74
                                       7.500            661.96
    AUSTIN           TX   78724          2            03/26/02         00
    0413768367                           05           05/01/02          0
    0413768367                           N            04/01/32
    0


    7128277          E22/G02             F          115,100.00         ZZ
                                         360        115,100.00          2
                                       7.750            824.59         80
                                       7.500            824.59
    AUSTIN           TX   78724          2            03/26/02         00
    0413770926                           05           05/01/02          0
    0413770926                           N            04/01/32
    0


    7128293          E22/G02             F          157,500.00         ZZ
                                         360        157,500.00          1
                                       7.125          1,061.11         70
                                       6.875          1,061.11
    PLEASANTON       CA   94566          1            03/12/02         00
    0413776287                           01           05/01/02          0
    0413776287                           N            04/01/32
    0


    7128301          E22/G02             F          530,000.00         ZZ
                                         360        530,000.00          1
                                       7.125          3,570.71         76
                                       6.875          3,570.71
    LOS ANGELES      CA   90066          5            03/14/02         00
    0413786773                           05           05/01/02          0
    0413786773                           O            04/01/32
    0


1


    7128307          E22/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
                                       7.750            687.76         80
                                       7.500            687.76
    PUEBLO           CO   81007          2            03/26/02         00
    0413791237                           05           05/01/02          0
    0413791237                           N            04/01/32
    0


    7128327          E22/G02             F          129,500.00         ZZ
                                         360        129,500.00          1
                                       6.875            850.72         70
                                       6.625            850.72
    MIAMI            FL   33177          2            03/21/02         00
    0413806332                           05           05/01/02          0
    0413806332                           O            04/01/32
    0


    7128341          E22/G02             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       7.000          1,230.81         79
                                       6.750          1,230.81
    PONTE VEDRA BEA  FL   32082          1            03/26/02         00
    0413813825                           03           05/01/02          0
    0413813825                           N            04/01/32
    0


    7128363          E22/G02             F          154,000.00         T
                                         360        154,000.00          1
                                       8.250          1,156.95         70
                                       8.000          1,156.95
    ORANGE BEACH     AL   36561          1            03/25/02         00
    0413827627                           06           05/01/02          0
    0413827627                           O            04/01/32
    0


    7128365          E22/G02             F          184,500.00         ZZ
                                         360        184,500.00          1
                                       7.875          1,337.75         90
                                       7.625          1,337.75
    MIAMI            FL   33193          1            03/26/02         01
    0413828468                           05           05/01/02         25
    0413828468                           O            04/01/32
    0


    7128369          E22/G02             F          436,000.00         ZZ
                                         360        436,000.00          1
                                       7.500          3,048.58         80
                                       7.250          3,048.58
1


    PORTLAND         OR   97210          5            03/18/02         00
    0413831843                           01           05/01/02          0
    0413831843                           O            04/01/32
    0


    7128373          E22/G02             F          416,250.00         ZZ
                                         360        416,250.00          1
                                       7.500          2,910.48         75
                                       7.250          2,910.48
    REDWOOD CITY     CA   94061          1            03/22/02         00
    0413834722                           05           05/01/02          0
    0413834722                           O            04/01/32
    0


    7128389          E22/G02             F          236,000.00         ZZ
                                         360        236,000.00          1
                                       7.875          1,711.16         80
                                       7.625          1,711.16
    FORT WORTH       TX   76107          5            03/25/02         00
    0413844358                           05           05/01/02          0
    0413844358                           N            04/01/32
    0


    7128403          E22/G02             F           97,000.00         ZZ
                                         360         97,000.00          1
                                       7.375            669.95         73
                                       7.125            669.95
    COLORADO SPRING  CO   80906          2            03/21/02         00
    0413857384                           05           05/01/02          0
    0413857384                           O            04/01/32
    0


    7128405          E22/G02             F          292,500.00         ZZ
                                         360        292,500.00          1
                                       7.500          2,045.20         90
                                       7.250          2,045.20
    LEXINGTON        MA   02420          1            03/26/02         01
    0413859851                           05           05/01/02         25
    0413859851                           O            04/01/32
    0


    7128413          E22/G02             F          164,000.00         ZZ
                                         360        164,000.00          1
                                       7.375          1,132.71         80
                                       7.125          1,132.71
    PINEHURST        NC   28374          1            03/26/02         00
    0413868373                           05           05/01/02          0
    0413868373                           O            04/01/32
    0
1




    7128803          E82/G02             F          114,300.00         ZZ
                                         360        114,300.00          4
                                       7.750            818.86         90
                                       7.500            818.86
    NEW ORLEANS      LA   70127          2            03/25/02         04
    0400603742                           05           05/01/02         25
    387659242                            N            04/01/32
    0


    7128811          E82/G02             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       7.000            548.21         80
                                       6.750            548.21
    FRESNO           CA   93726          2            03/19/02         00
    0400602744                           09           05/01/02          0
    1923635                              O            04/01/32
    0


    7128829          E82/G02             F           74,000.00         ZZ
                                         360         74,000.00          3
                                       7.500            517.42         48
                                       7.250            517.42
    ANSONIA          CT   06401          2            03/26/02         00
    0400599411                           05           05/01/02          0
    1524679                              N            04/01/32
    0


    7128831          E82/G02             F           79,000.00         ZZ
                                         360         79,000.00          3
                                       7.500            552.38         57
                                       7.250            552.38
    DERBY            CT   06418          2            03/26/02         00
    0400599437                           05           05/01/02          0
    1499932                              N            04/01/32
    0


    7128843          E82/G02             F          140,400.00         ZZ
                                         360        140,400.00          4
                                       8.000          1,030.21         80
                                       7.750          1,030.21
    ODESSA           MO   64075          2            03/25/02         00
    0400602751                           05           05/01/02          0
    4311237                              N            04/01/32
    0


    7128857          E82/G02             F          105,250.00         ZZ
                                         360        105,250.00          4
1


                                       8.125            781.48         76
                                       7.875            781.48
    MARYSVILLE       OH   43040          2            03/26/02         00
    0400608014                           05           05/01/02          0
    3762237                              N            04/01/32
    0


    7128859          E82/G02             F           99,600.00         ZZ
                                         360         99,600.00          4
                                       7.750            713.55         76
                                       7.500            713.55
    NEW LONDON       CT   06320          2            03/25/02         00
    0400599478                           05           05/01/02          0
    0400599478                           N            04/01/32
    0


    7128867          E82/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       7.125            727.62         80
                                       6.875            727.62
    RIVERSIDE        CA   92504          5            03/21/02         00
    0400593786                           05           05/01/02          0
    0400593786                           O            04/01/32
    0


    7128873          E82/G02             F          136,900.00         ZZ
                                         360        136,900.00          1
                                       7.125            922.32         79
                                       6.875            922.32
    BRANSON          MO   65616          2            03/21/02         00
    0400602728                           05           05/01/02          0
    3998925                              O            04/01/32
    0


    7128881          E82/G02             F          271,300.00         ZZ
                                         360        271,300.00          4
                                       7.625          1,920.24         78
                                       7.375          1,920.24
    VADNAIS HEIGHTS  MN   55127          2            03/26/02         00
    0400602645                           05           05/01/02          0
    3656688                              N            04/01/32
    0


    7130585          K79/G02             F          151,000.00         ZZ
                                         360        151,000.00          1
                                       7.625          1,068.77         63
                                       7.375          1,068.77
    QUINCY           MA   02169          5            03/28/02         00
    0433847209                           05           05/01/02          0
1


    14672                                O            04/01/32
    0


    7132479          F89/G02             F          100,700.00         ZZ
                                         360        100,700.00          1
                                       7.375            695.51         80
                                       7.125            695.51
    LANCASTER        CA   93536          1            03/22/02         00
    0433848926                           05           05/01/02          0
    10618407                             O            04/01/32
    0


    7133633          X08/G02             F          192,000.00         ZZ
                                         360        192,000.00          2
                                       8.125          1,425.59         80
                                       7.875          1,425.59
    GARLAND          UT   84312          2            03/29/02         00
    0433851334                           05           05/01/02          0
    6007847                              N            04/01/32
    0


    7134745          E44/G02             F           99,650.00         ZZ
                                         360         99,650.00          1
                                       7.875            722.53         80
                                       7.625            722.53
    BRIGHAM CITY     UT   84302          1            04/01/02         00
    0433853868                           05           05/01/02          0
    46020045                             N            04/01/32
    0


    7142194          964/G02             F          240,000.00         ZZ
                                         360        239,225.45          1
                                       7.125          1,616.92         80
                                       6.875          1,616.92
    SALIDA           CO   81201          5            11/21/01         00
    0433613601                           05           01/01/02          0
    161439                               O            12/01/31
    0


    7142242          601/G02             F          472,000.00         ZZ
                                         360        471,348.21          2
                                       7.875          3,422.33         80
                                       7.625          3,422.33
    BROOKLYN         NY   11209          1            02/01/02         00
    0433743184                           05           03/01/02          0
    61057519                             O            02/01/32
    0


1


    7144425          950/G02             F          131,000.00         ZZ
                                         360        131,000.00          1
                                       7.500            915.97         63
                                       7.250            915.97
    REDMOND          WA   98053          5            03/25/02         00
    0433880739                           05           05/01/02          0
    EW202311                             N            04/01/32
    0


    7145290          601/G02             F          102,000.00         ZZ
                                         360        101,807.84          1
                                       7.500            713.20         85
                                       7.250            713.20
    FARIBAULT        MN   55021          5            01/14/02         11
    0433716222                           05           03/01/02         12
    61072302                             O            02/01/32
    0


    7146749          E22/G02             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       7.750            866.86         41
                                       7.500            866.86
    SAN CLEMENTE     CA   92673          5            03/13/02         00
    0413592544                           01           05/01/02          0
    0413592544                           O            04/01/32
    0


    7146763          E22/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       7.250          1,719.08         80
                                       7.000          1,719.08
    GREAT BARRINGTO  MA   01230          1            03/27/02         00
    0413647249                           05           05/01/02          0
    0413647249                           O            04/01/32
    0


    7146787          E22/G02             F          206,000.00         ZZ
                                         240        206,000.00          1
                                       7.500          1,659.52         78
                                       7.250          1,659.52
    SANTA PAULA      CA   93060          2            03/20/02         00
    0413701848                           05           05/01/02          0
    0413701848                           O            04/01/22
    0


    7146791          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          4
                                       8.000            909.87         80
                                       7.750            909.87
1


    BORDENTOWN       NJ   08505          1            03/27/02         00
    0413716481                           05           05/01/02          0
    0413716481                           O            04/01/32
    0


    7146795          E22/G02             F          305,500.00         ZZ
                                         360        305,500.00          1
                                       7.500          2,136.10         64
                                       7.250          2,136.10
    SANTA CLARA      CA   95051          2            03/19/02         00
    0413721143                           05           05/01/02          0
    0413721143                           O            04/01/32
    0


    7146815          E22/G02             F           48,000.00         ZZ
                                         360         48,000.00          1
                                       8.625            373.34         80
                                       8.375            373.34
    AUGUSTA          GA   30909          2            03/14/02         00
    0413758103                           05           05/01/02          0
    0413758103                           N            04/01/32
    0


    7146819          E22/G02             F          256,025.00         ZZ
                                         360        256,025.00          1
                                       7.250          1,746.54         95
                                       7.000          1,746.54
    MIAMI            FL   33131          1            03/27/02         01
    0413760281                           06           05/01/02         30
    0413760281                           O            04/01/32
    0


    7146829          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.250          1,364.35         77
                                       7.000          1,364.35
    ALAMO HEIGHTS    TX   78209          5            03/22/02         00
    0413764481                           05           05/01/02          0
    0413764481                           O            04/01/32
    0


    7146831          E22/G02             F          147,250.00         ZZ
                                         360        147,250.00          1
                                       7.750          1,054.92         95
                                       7.500          1,054.92
    MADERA           CA   93638          1            03/21/02         01
    0413764598                           05           05/01/02         35
    0413764598                           O            04/01/32
    0
1




    7146837          E22/G02             F          332,000.00         ZZ
                                         360        332,000.00          1
                                       7.500          2,321.39         80
                                       7.250          2,321.39
    CORAL SPRINGS    FL   33071          5            03/22/02         00
    0413765843                           05           05/01/02          0
    0413765843                           O            04/01/32
    0


    7146843          E22/G02             F          161,500.00         ZZ
                                         360        161,500.00          1
                                       7.375          1,115.44         89
                                       7.125          1,115.44
    KENNEWICK        WA   99337          2            03/19/02         01
    0413769480                           03           05/01/02         25
    0413769480                           O            04/01/32
    0


    7146857          E22/G02             F           84,600.00         ZZ
                                         360         84,600.00          1
                                       7.750            606.08         90
                                       7.500            606.08
    ECTOR            TX   75439          1            03/27/02         01
    0413779158                           05           05/01/02         25
    0413779158                           O            04/01/32
    0


    7146867          E22/G02             F          256,000.00         ZZ
                                         360        256,000.00          1
                                       7.500          1,789.99         80
                                       7.250          1,789.99
    SANTA ROSA       CA   95401          5            03/18/02         00
    0413783580                           05           05/01/02          0
    0413783580                           O            04/01/32
    0


    7146895          E22/G02             F           90,000.00         T
                                         360         90,000.00          1
                                       7.000            598.77         77
                                       6.750            598.77
    KINGSTON         TN   37763          2            03/27/02         00
    0413797531                           05           05/01/02          0
    0413797531                           O            04/01/32
    0


    7146899          E22/G02             F          158,275.00         ZZ
                                         360        158,275.00          1
1


                                       8.375          1,203.00         65
                                       8.125          1,203.00
    GRASS VALLEY     CA   95945          5            03/15/02         00
    0413797630                           05           05/01/02          0
    0413797630                           N            04/01/32
    0


    7146903          E22/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       7.250            750.39         76
                                       7.000            750.39
    WELLINGTON       FL   33414          2            03/22/02         00
    0413799289                           05           05/01/02          0
    0413799289                           O            04/01/32
    0


    7146907          E22/G02             F          109,650.00         ZZ
                                         360        109,650.00          1
                                       7.875            795.04         75
                                       7.625            795.04
    WILMINGTON       NC   28403          2            03/27/02         00
    0413802406                           05           05/01/02          0
    0413802406                           N            04/01/32
    0


    7146909          E22/G02             F          109,650.00         ZZ
                                         360        109,650.00          1
                                       7.875            795.04         75
                                       7.625            795.04
    WILMINGTON       NC   28403          2            03/27/02         00
    0413802414                           05           05/01/02          0
    0413802414                           N            04/01/32
    0


    7146925          E22/G02             F          223,200.00         ZZ
                                         360        223,200.00          1
                                       7.500          1,560.65         80
                                       7.250          1,560.65
    ADDISON          TX   75001          1            03/27/02         00
    0413808692                           05           05/01/02          0
    0413808692                           O            04/01/32
    0


    7146931          E22/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.625          2,831.17         64
                                       7.375          2,831.17
    DALLAS           TX   75205          5            03/22/02         00
    0413812355                           05           05/01/02          0
1


    0413812355                           O            04/01/32
    0


    7146953          E22/G02             F          109,650.00         ZZ
                                         360        109,650.00          1
                                       7.875            795.04         75
                                       7.625            795.04
    WILMINGTON       NC   28403          2            03/27/02         00
    0413819830                           05           05/01/02          0
    0413819830                           N            04/01/32
    0


    7146957          E22/G02             F          136,700.00         ZZ
                                         360        136,700.00          1
                                       6.625            875.31         80
                                       6.375            875.31
    PALM HARBOR      FL   34684          5            03/22/02         00
    0413821422                           03           05/01/02          0
    0413821422                           O            04/01/32
    0


    7146959          E22/G02             F          266,050.00         ZZ
                                         360        266,050.00          1
                                       8.000          1,952.18         85
                                       7.750          1,952.18
    MT. PLEASANT     SC   29464          1            03/27/02         01
    0413822297                           05           05/01/02         20
    0413822297                           N            04/01/32
    0


    7146965          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.500            699.21         64
                                       7.250            699.21
    ENGLEWOOD        CO   80110          5            03/22/02         00
    0413825738                           05           05/01/02          0
    0413825738                           O            04/01/32
    0


    7146967          E22/G02             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       7.875          3,045.29         80
                                       7.625          3,045.29
    AUSTIN           TX   78746          5            03/21/02         00
    0413827973                           05           05/01/02          0
    0413827973                           O            04/01/32
    0


1


    7146977          E22/G02             F          131,200.00         ZZ
                                         360        131,200.00          1
                                       7.125            883.92         80
                                       6.875            883.92
    WEST COLUMBIA    SC   29170          5            03/21/02         00
    0413833294                           05           05/01/02          0
    0413833294                           O            04/01/32
    0


    7146985          E22/G02             F          172,000.00         ZZ
                                         360        172,000.00          2
                                       7.875          1,247.12         69
                                       7.625          1,247.12
    NORTH BERGEN     NJ   07047          5            03/22/02         00
    0413835968                           05           05/01/02          0
    0413835968                           O            04/01/32
    0


    7146991          E22/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
                                       8.000            381.56         80
                                       7.750            381.56
    RHOME            TX   76078          5            03/19/02         00
    0413838194                           05           05/01/02          0
    0413838194                           O            04/01/32
    0


    7147009          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.375          1,105.08         80
                                       7.125          1,105.08
    FORT COLLINS     CO   80526          2            03/22/02         00
    0413846320                           05           05/01/02          0
    0413846320                           O            04/01/32
    0


    7147013          E22/G02             F          149,000.00         ZZ
                                         360        149,000.00          1
                                       7.625          1,054.61         65
                                       7.375          1,054.61
    VERONA           NJ   07044          5            03/22/02         00
    0413849050                           05           05/01/02          0
    0413849050                           O            04/01/32
    0


    7147045          E22/G02             F          153,600.00         ZZ
                                         360        153,600.00          1
                                       7.750          1,100.41         80
                                       7.500          1,100.41
1


    JACKSON          MI   49203          1            03/27/02         00
    0413869991                           05           05/01/02          0
    0413869991                           N            04/01/32
    0


    7147511          L49/G02             F          442,400.00         ZZ
                                         360        442,019.10          1
                                       6.750          2,869.40         80
                                       6.500          2,869.40
    COSTA MESA       CA   92626          1            02/25/02         00
    0433830031                           03           04/01/02          0
    1                                    O            03/01/32
    0


    7147517          K56/G02             F          171,000.00         ZZ
                                         360        170,434.39          1
                                       7.000          1,137.67         57
                                       6.750          1,137.67
    REDMOND          OR   97756          5            11/30/01         00
    0433856192                           05           01/01/02          0
    5020287                              O            12/01/31
    0


    7147991          L49/G02             F          317,100.00         ZZ
                                         360        316,840.07          1
                                       7.000          2,109.68         76
                                       6.750          2,109.68
    FAIRFIELD        CA   94533          1            02/21/02         00
    0433830023                           05           04/01/02          0
    1                                    O            03/01/32
    0


    7152433          L49/G02             F          315,050.00         ZZ
                                         360        315,050.00          1
                                       7.375          2,175.98         85
                                       7.125          2,175.98
    SIMI VALLEY      CA   93063          1            03/05/02         19
    0433851920                           03           05/01/02         25
    1                                    O            04/01/32
    0


    7155908          A46/G02             F           56,700.00         ZZ
                                         360         56,619.70          1
                                       7.750            406.21         71
                                       7.500            406.21
    ALBUQUERQUE      NM   87120          2            01/28/02         00
    0433738556                           05           03/01/02          0
    0806114                              N            02/01/32
    0
1




    7156434          967/G02             F          585,500.00         T
                                         360        585,500.00          1
                                       8.125          4,347.32         59
                                       7.875          4,347.32
    YAKIMA           WA   98902          5            03/25/02         00
    0433857802                           05           05/01/02          0
    8675373                              O            04/01/32
    0


    7157615          W39/G02             F          146,000.00         ZZ
                                         360        146,000.00          1
                                       7.500          1,020.85         80
                                       7.250          1,020.85
    BATON ROUGE      LA   70815          1            04/02/02         00
    0433862539                           05           05/01/02          0
    MH020790                             O            04/01/32
    0


    7159916          H76/G02             F           90,000.00         ZZ
                                         360         89,875.71          1
                                       7.875            652.57         49
                                       7.625            652.57
    MERRIMACK        NH   03054          1            01/15/02         00
    0433727880                           01           03/01/02          0
    2001410156                           O            02/01/32
    0


    7160472          601/G02             F           48,500.00         ZZ
                                         360         48,420.25          1
                                       7.000            322.67         80
                                       6.750            322.67
    PENSACOLA        FL   32501          2            01/03/02         00
    0433713732                           05           03/01/02          0
    61021853                             N            02/01/32
    0


    7161859          696/G02             F          152,550.00         ZZ
                                         360        152,550.00          1
                                       7.125          1,027.76         90
                                       6.875          1,027.76
    KENSINGTON       MD   20895          1            03/28/02         12
    0433828647                           05           05/01/02         25
    31202065                             N            04/01/32
    0


    7161861          696/G02             F          306,400.00         ZZ
                                         360        306,400.00          1
1


                                       7.500          2,142.39         80
                                       7.250          2,142.39
    ALEXANDRIA       VA   22307          1            03/28/02         00
    0433826492                           09           05/01/02          0
    25302023                             O            04/01/32
    0


    7168067          E22/G02             F          285,000.00         ZZ
                                         360        285,000.00          3
                                       8.250          2,141.11         95
                                       8.000          2,141.11
    EAST ELMHURST    NY   11355          1            03/28/02         04
    0413448127                           05           05/01/02         30
    0413448127                           O            04/01/32
    0


    7168071          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       7.375            884.06         80
                                       7.125            884.06
    BIRMINGHAM       AL   35226          1            03/28/02         00
    0413590597                           05           05/01/02          0
    0413590597                           O            04/01/32
    0


    7168103          E22/G02             F          157,600.00         ZZ
                                         360        157,600.00          2
                                       7.625          1,115.48         80
                                       7.375          1,115.48
    MANCHESTER       NH   03104          1            03/28/02         00
    0413722042                           05           05/01/02          0
    0413722042                           O            04/01/32
    0


    7168111          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          1
                                       8.125            835.31         90
                                       7.875            835.31
    FORT LAUDERDALE  FL   33301          1            03/28/02         01
    0413728163                           01           05/01/02         25
    0413728163                           O            04/01/32
    0


    7168145          E22/G02             F          348,000.00         ZZ
                                         360        348,000.00          1
                                       7.125          2,344.54         80
                                       6.875          2,344.54
    PORTLAND         OR   97229          1            03/23/02         00
    0413776261                           03           05/01/02          0
1


    0413776261                           O            04/01/32
    0


    7168177          E22/G02             F          166,155.00         ZZ
                                         360        166,155.00          1
                                       8.000          1,219.19         95
                                       7.750          1,219.19
    TAYLORSVILLE     UT   84118          1            03/25/02         01
    0413792094                           05           05/01/02         35
    0413792094                           O            04/01/32
    0


    7168183          E22/G02             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.000          2,195.50         64
                                       6.750          2,195.50
    SEBASTOPOL       CA   95472          2            03/14/02         00
    0413798281                           05           05/01/02          0
    0413798281                           O            04/01/32
    0


    7168197          E22/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       8.000            660.39         90
                                       7.750            660.39
    FRESNO           CA   93726          1            03/20/02         01
    0413808023                           05           05/01/02         25
    0413808023                           O            04/01/32
    0


    7168199          E22/G02             F          103,650.00         ZZ
                                         360        103,650.00          1
                                       7.750            742.56         80
                                       7.500            742.56
    TOMBALL          TX   77375          1            03/22/02         00
    0413808098                           03           05/01/02          0
    0413808098                           O            04/01/32
    0


    7168203          E22/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
                                       7.625          1,472.21         80
                                       7.375          1,472.21
    SAN LEANDRO      CA   94577          1            03/15/02         00
    0413811746                           05           05/01/02          0
    0413811746                           N            04/01/32
    0


1


    7168207          E22/G02             F          158,000.00         ZZ
                                         360        158,000.00          1
                                       7.875          1,145.61         95
                                       7.625          1,145.61
    LEE'S SUMMIT     MO   64082          5            03/22/02         04
    0413813353                           03           05/01/02         30
    0413813353                           O            04/01/32
    0


    7168213          E22/G02             F          183,600.00         ZZ
                                         360        183,600.00          1
                                       7.250          1,252.48         80
                                       7.000          1,252.48
    FORT LAUDERDALE  FL   33326          1            03/28/02         00
    0413818378                           03           05/01/02          0
    0413818378                           O            04/01/32
    0


    7168255          E22/G02             F          196,000.00         ZZ
                                         360        196,000.00          4
                                       7.375          1,353.72         80
                                       7.125          1,353.72
    ONTARIO          CA   91764          1            03/22/02         00
    0413840315                           05           05/01/02          0
    0413840315                           N            04/01/32
    0


    7168257          E22/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       7.875            493.05         52
                                       7.625            493.05
    LOUISVILLE       KY   40207          1            03/28/02         00
    0413841982                           05           05/01/02          0
    0413841982                           N            04/01/32
    0


    7168259          E22/G02             F          154,350.00         ZZ
                                         360        154,350.00          3
                                       7.875          1,119.14         90
                                       7.625          1,119.14
    DANIA            FL   33004          1            03/28/02         04
    0413843160                           05           05/01/02         25
    0413843160                           N            04/01/32
    0


    7168283          E22/G02             F          258,400.00         ZZ
                                         360        258,400.00          1
                                       7.500          1,806.77         95
                                       7.250          1,806.77
1


    MIAMI            FL   33129          1            03/28/02         04
    0413856360                           05           05/01/02         30
    0413856360                           O            04/01/32
    0


    7168293          E22/G02             F          228,200.00         T
                                         360        228,200.00          1
                                       7.375          1,576.12         79
                                       7.125          1,576.12
    TEMPLE           TX   76502          1            03/28/02         00
    0413865208                           03           05/01/02          0
    0413865205                           O            04/01/32
    0


    7168309          E22/G02             F          253,150.00         ZZ
                                         360        253,150.00          1
                                       8.000          1,857.53         90
                                       7.750          1,857.53
    CLARKSVILLE      MD   21029          1            03/28/02         04
    0413869975                           01           05/01/02         25
    0413869975                           N            04/01/32
    0


    7168311          E22/G02             F          226,700.00         ZZ
                                         360        226,700.00          1
                                       7.375          1,565.76         95
                                       7.125          1,565.76
    HAYMARKET        VA   20169          1            03/28/02         01
    0413875428                           07           05/01/02         30
    0413875428                           O            04/01/32
    0


    7168327          E22/G02             F          256,100.00         ZZ
                                         360        256,100.00          1
                                       7.625          1,812.66         90
                                       7.375          1,812.66
    LAKE WORTH       FL   33467          1            03/28/02         01
    0413895665                           03           05/01/02         25
    0413895665                           O            04/01/32
    0


    7168963          E82/G02             F          154,500.00         ZZ
                                         360        154,500.00          1
                                       7.750          1,106.86         86
                                       7.500          1,106.86
    LILBURN          GA   30047          5            03/27/02         04
    0400607792                           05           05/01/02         25
    0400607792                           O            04/01/32
    0
1




    7169005          E82/G02             F          132,500.00         ZZ
                                         360        132,500.00          1
                                       7.125            892.68         70
                                       6.875            892.68
    BATON ROUGE      LA   70816          2            03/27/02         00
    0400605531                           05           05/01/02          0
    3226710                              O            04/01/32
    0


    7173657          952/G02             F          287,200.00         ZZ
                                         360        287,200.00          3
                                       7.375          1,983.62         80
                                       7.125          1,983.62
    CLIFFSIDE PARK   NJ   07010          1            03/25/02         00
    0433851979                           05           05/01/02          0
    20015264                             O            04/01/32
    0


    7175425          N47/G02             F          588,000.00         ZZ
                                         360        588,000.00          1
                                       7.500          4,111.38         66
                                       7.250          4,111.38
    SARATOGA         CA   95070          2            03/26/02         00
    0433867215                           05           05/01/02          0
    20311148                             N            04/01/32
    0


    7182511          E76/G02             F          344,000.00         ZZ
                                         360        344,000.00          1
                                       7.500          2,405.30         80
                                       7.250          2,405.30
    TULSA            OK   74120          1            03/28/02         00
    0433841210                           05           05/01/02          0
    10012186                             O            04/01/32
    0


    7184882          601/G02             F           54,350.00         ZZ
                                         360         54,215.54          1
                                       7.000            361.60         65
                                       6.750            361.60
    PENSACOLA        FL   32501          2            01/04/02         00
    0433752524                           05           02/01/02          0
    61125787                             N            01/01/32
    0


    7187607          F89/G02             F          180,800.00         ZZ
                                         360        180,800.00          1
1


                                       7.250          1,233.37         80
                                       7.000          1,233.37
    LA MIRADA        CA   90638          1            03/20/02         00
    0433876869                           05           05/01/02          0
    18597                                O            04/01/32
    0


    7189542          601/G02             F          204,000.00         ZZ
                                         360        203,696.25          1
                                       7.500          1,426.40         80
                                       7.250          1,426.40
    PLATTEVILLE      CO   80651          2            01/30/02         00
    0433717881                           05           03/01/02          0
    6046257                              O            02/01/32
    0


    7193945          U97/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.500          2,796.86         77
                                       7.250          2,796.86
    PASADENA         CA   91105          5            03/26/02         00
    0433875614                           05           05/01/02          0
    80389401                             O            04/01/32
    0


    7195243          E22/G02             F          178,000.00         ZZ
                                         360        178,000.00          1
                                       8.125          1,321.64         89
                                       7.875          1,321.64
    EDMOND           OK   73013          2            03/19/02         04
    0413456807                           05           05/01/02         25
    0413456807                           O            04/01/32
    0


    7195245          E22/G02             F          399,900.00         ZZ
                                         360        399,900.00          1
                                       7.625          2,830.47         80
                                       7.375          2,830.47
    CULLMAN          AL   35057          5            03/25/02         00
    0413500976                           05           05/01/02          0
    0413500976                           O            04/01/32
    0


    7195259          E22/G02             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       7.625          1,450.98         90
                                       7.375          1,450.98
    ACUSHNET         MA   02743          1            03/29/02         01
    0413580267                           05           05/01/02         25
1


    0413580267                           O            04/01/32
    0


    7195261          E22/G02             F           33,581.00         ZZ
                                         360         33,559.59          1
                                       8.250            252.28         80
                                       8.000            252.28
    KILGORE          TX   75662          1            02/09/02         00
    0413584343                           05           04/01/02          0
    0413584343                           N            03/01/32
    0


    7195271          E22/G02             F          210,600.00         ZZ
                                         360        210,600.00          1
                                       8.000          1,545.31         90
                                       7.750          1,545.31
    WEST PALM BEACH  FL   33409          1            03/29/02         04
    0413625476                           03           05/01/02         30
    0413625476                           O            04/01/32
    0


    7195279          E22/G02             F           97,000.00         ZZ
                                         360         97,000.00          1
                                       7.125            653.51         63
                                       6.875            653.51
    EUREKA           MT   59917          2            03/25/02         00
    0413651209                           05           05/01/02          0
    0413651209                           O            04/01/32
    0


    7195289          E22/G02             F          324,000.00         ZZ
                                         360        324,000.00          1
                                       7.625          2,293.25         80
                                       7.375          2,293.25
    WINCHESTER       MA   01890          5            03/25/02         00
    0413673526                           05           05/01/02          0
    0413673526                           O            04/01/32
    0


    7195295          E22/G02             F          243,150.00         ZZ
                                         360        243,150.00          1
                                       7.250          1,658.71         75
                                       7.000          1,658.71
    MARBLE FALLS     TX   78654          2            03/25/02         00
    0413682733                           03           05/01/02          0
    0413682733                           O            04/01/32
    0


1


    7195309          E22/G02             F          124,700.00         ZZ
                                         360        124,700.00          1
                                       7.250            850.67         80
                                       7.000            850.67
    PLANO            TX   75075          1            03/29/02         00
    0413707241                           05           05/01/02          0
    0413707241                           O            04/01/32
    0


    7195329          E22/G02             F          175,750.00         ZZ
                                         360        175,750.00          1
                                       8.375          1,335.83         95
                                       8.125          1,335.83
    COLORADO SPRING  CO   80920          1            03/29/02         04
    0413722539                           05           05/01/02         35
    0413722539                           O            04/01/32
    0


    7195341          E22/G02             F          243,000.00         ZZ
                                         360        243,000.00          1
                                       7.375          1,678.34         54
                                       7.125          1,678.34
    LOVELAND         CO   80538          2            03/25/02         00
    0413729732                           05           05/01/02          0
    0413729732                           O            04/01/32
    0


    7195347          E22/G02             F          450,000.00         ZZ
                                         360        450,000.00          2
                                       7.750          3,223.86         90
                                       7.500          3,223.86
    NANTUCKET        MA   02554          1            03/29/02         04
    0413737982                           05           05/01/02         25
    0413737982                           O            04/01/32
    0


    7195353          E22/G02             F           48,000.00         ZZ
                                         360         48,000.00          1
                                       7.750            343.88         40
                                       7.500            343.88
    HOUSTON          TX   77083          5            03/25/02         00
    0413742032                           03           05/01/02          0
    0413742032                           O            04/01/32
    0


    7195379          E22/G02             F          574,950.00         ZZ
                                         360        574,950.00          3
                                       8.125          4,268.99         50
                                       7.875          4,268.99
1


    CHICAGO          IL   60657          2            03/29/02         00
    0413758400                           05           05/01/02          0
    0413758400                           N            04/01/32
    0


    7195393          E22/G02             F          122,400.00         ZZ
                                         360        122,400.00          1
                                       7.625            866.34         80
                                       7.375            866.34
    JUPITER          FL   33458          1            03/29/02         00
    0413768904                           03           05/01/02          0
    0413768904                           O            04/01/32
    0


    7195403          E22/G02             F          148,500.00         ZZ
                                         360        148,500.00          1
                                       7.625          1,051.07         75
                                       7.375          1,051.07
    BOTHELL          WA   98012          2            03/18/02         00
    0413780610                           05           05/01/02          0
    0413780610                           N            04/01/32
    0


    7195439          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.750            888.35         80
                                       7.500            888.35
    BOSQUE FARMS     NM   87068          5            03/25/02         00
    0413800319                           05           05/01/02          0
    0413800319                           O            04/01/32
    0


    7195463          E22/G02             F          125,400.00         ZZ
                                         360        125,400.00          1
                                       8.625            975.35         95
                                       8.375            975.35
    HOWELL           MI   48843          5            03/25/02         01
    0413804915                           05           05/01/02         30
    0413804915                           O            04/01/32
    0


    7195489          E22/G02             F          132,800.00         ZZ
                                         360        132,800.00          1
                                       7.250            905.93         80
                                       7.000            905.93
    COLORADO SPRING  CO   80920          5            03/25/02         00
    0413817107                           05           05/01/02          0
    0413817107                           O            04/01/32
    0
1




    7195505          E22/G02             F          127,500.00         ZZ
                                         360        127,500.00          2
                                       7.875            924.46         75
                                       7.625            924.46
    UNIVERSITY CITY  MO   63130          2            03/28/02         00
    0413821844                           05           05/01/02          0
    0413821844                           N            04/01/32
    0


    7195529          E22/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.250          1,500.79         48
                                       7.000          1,500.79
    SANTA BARBARA    CA   93101          5            03/20/02         00
    0413833542                           05           05/01/02          0
    0413833542                           O            04/01/32
    0


    7195545          E22/G02             F          320,000.00         ZZ
                                         360        320,000.00          1
                                       7.875          2,320.22         80
                                       7.625          2,320.22
    DALLAS           TX   75218          5            03/25/02         00
    0413835398                           05           05/01/02          0
    0413835398                           O            04/01/32
    0


    7195553          E22/G02             F          170,500.00         ZZ
                                         360        170,500.00          1
                                       7.875          1,236.24         90
                                       7.625          1,236.24
    SATSUMA          AL   36572          5            03/25/02         10
    0413836487                           05           05/01/02         25
    0413836487                           O            04/01/32
    0


    7195561          E22/G02             F          275,900.00         ZZ
                                         360        275,900.00          1
                                       7.500          1,929.13         85
                                       7.250          1,929.13
    LEWISVILLE       NC   27023          5            03/20/02         04
    0413840158                           05           05/01/02         12
    0413840158                           O            04/01/32
    0


    7195597          E22/G02             F           68,000.00         ZZ
                                         240         68,000.00          1
1


                                       7.625            553.01         80
                                       7.375            553.01
    TOPEKA           KS   66606          5            03/25/02         00
    0413853409                           05           05/01/02          0
    0413853409                           O            04/01/22
    0


    7195609          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       7.500            894.99         80
                                       7.250            894.99
    EATON            CO   80615          1            03/29/02         00
    0413856675                           05           05/01/02          0
    0413856675                           O            04/01/32
    0


    7195633          E22/G02             F          520,000.00         ZZ
                                         360        520,000.00          1
                                       7.500          3,635.92         72
                                       7.250          3,635.92
    EAST HILLS       NY   11576          1            03/29/02         00
    0413865221                           05           05/01/02          0
    0413865221                           O            04/01/32
    0


    7195635          E22/G02             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       7.750          1,253.72         55
                                       7.500          1,253.72
    CHINO HILLS      CA   91709          1            03/25/02         00
    0413867201                           05           05/01/02          0
    0413867201                           O            04/01/32
    0


    7195637          E22/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.375          2,348.30         56
                                       7.125          2,348.30
    ST. PAUL         MN   55415          1            03/29/02         00
    0413868159                           05           05/01/02          0
    0413868159                           O            04/01/32
    0


    7196207          E82/G02             F          138,300.00         ZZ
                                         360        138,300.00          4
                                       7.500            967.01         75
                                       7.250            967.01
    KENNER           LA   70065          2            03/29/02         00
    0400606869                           05           05/01/02          0
1


    1805592                              N            04/01/32
    0


    7196213          E82/G02             F          232,700.00         ZZ
                                         360        232,700.00          1
                                       7.125          1,567.74         78
                                       6.875          1,567.74
    LOS ANGELES      CA   91316          5            03/22/02         00
    0400592804                           05           05/01/02          0
    0400592804                           O            04/01/32
    0


    7196219          E82/G02             F           96,800.00         ZZ
                                         360         96,800.00          1
                                       7.375            668.57         69
                                       7.125            668.57
    TEMPE            AZ   85284          2            03/28/02         00
    0400600045                           05           05/01/02          0
    1600023                              O            04/01/32
    0


    7196225          E82/G02             F          207,600.00         ZZ
                                         360        207,600.00          1
                                       7.750          1,487.27         77
                                       7.500          1,487.27
    HILLSBORO BEACH  FL   33062          2            03/27/02         00
    0400588083                           06           05/01/02          0
    0400588083                           O            04/01/32
    0


    7196227          E82/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       7.500          1,566.24         80
                                       7.250          1,566.24
    ISLIP TERRACE    NY   11782          5            03/27/02         00
    0400603122                           05           05/01/02          0
    0400603122                           O            04/01/32
    0


    7196231          E82/G02             F          214,700.00         ZZ
                                         360        214,700.00          4
                                       7.625          1,519.63         88
                                       7.375          1,519.63
    OLYMPIA          WA   98501          2            03/28/02         04
    0400586285                           09           05/01/02         25
    1547270                              O            04/01/32
    0


1


    7204684          K39/G02             F           50,000.00         ZZ
                                         240         49,824.31          1
                                       7.750            410.48         33
                                       7.500            410.48
    ROEBUCK          SC   29376          5            02/09/02         00
    0433811379                           05           03/21/02          0
    251648050                            O            02/21/22
    0


    7209330          737/G02             F           37,050.00         ZZ
                                         360         36,986.02          1
                                       6.750            240.31         95
                                       6.500            240.31
    HOUSTON          TX   77099          2            01/16/02         12
    0433705563                           01           03/01/02         30
    2053874                              O            02/01/32
    0


    7210215          X08/G02             F          192,000.00         ZZ
                                         360        192,000.00          4
                                       8.250          1,442.43         80
                                       8.000          1,442.43
    GARLAND          UT   84312          4            03/29/02         00
    0433851300                           05           05/01/02          0
    6007942                              N            04/01/32
    0


    7211010          601/G02             F          152,100.00         ZZ
                                         360        151,890.41          1
                                       7.875          1,102.84         90
                                       7.625          1,102.84
    ASTON            PA   19014          2            01/18/02         11
    0433740487                           05           03/01/02         25
    61153680                             O            02/01/32
    0


    7215218          601/G02             F          101,700.00         ZZ
                                         360        101,509.05          3
                                       8.375            772.99         90
                                       8.125            772.99
    ROCHESTER        MN   55904          1            01/10/02         11
    0433752482                           05           03/01/02         25
    6111292                              N            02/01/32
    0


    7215602          K15/G02             F          258,000.00         ZZ
                                         360        257,843.70          2
                                       8.500          1,983.80         73
                                       8.250          1,983.80
1


    BROOKLYN         NY   11216          5            02/15/02         00
    0433720828                           07           04/01/02          0
    005005301737                         O            03/01/32
    0


    7219073          E22/G02             F           93,100.00         ZZ
                                         360         93,100.00          1
                                       8.250            699.43         95
                                       8.000            699.43
    DAYTON           OH   45414          5            03/26/02         04
    0413631102                           05           05/01/02         30
    0413631102                           O            04/01/32
    0


    7219077          E22/G02             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       7.875            877.33         89
                                       7.625            877.33
    SPICER           MN   56288          5            03/26/02         11
    0413644378                           05           05/01/02         25
    0413644378                           O            04/01/32
    0


    7219099          E22/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       7.875            986.09         80
                                       7.625            986.09
    SAINT CLAIR SHO  MI   48082          5            03/26/02         00
    0413713157                           05           05/01/02          0
    0413713157                           O            04/01/32
    0


    7219117          E22/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       7.750          1,260.89         80
                                       7.500          1,260.89
    HOUSTON          TX   77077          5            03/26/02         00
    0413738725                           03           05/01/02          0
    0413738725                           O            04/01/32
    0


    7219119          E22/G02             F          256,500.00         ZZ
                                         360        256,500.00          1
                                       7.750          1,837.60         90
                                       7.500          1,837.60
    PASADENA         CA   91107          5            03/19/02         04
    0413739921                           05           05/01/02         25
    0413739921                           O            04/01/32
    0
1




    7219135          E22/G02             F          123,920.00         ZZ
                                         360        123,920.00          2
                                       7.750            887.78         80
                                       7.500            887.78
    SATELLITE BEACH  FL   32937          1            04/01/02         00
    0413768243                           05           05/01/02          0
    0413768243                           O            04/01/32
    0


    7219149          E22/G02             F          257,500.00         ZZ
                                         360        257,500.00          1
                                       7.375          1,778.49         54
                                       7.125          1,778.49
    AUSTIN           TX   78703          5            03/26/02         00
    0413774035                           05           05/01/02          0
    0413774035                           O            04/01/32
    0


    7219161          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.375          1,105.08         75
                                       7.125          1,105.08
    N. MUSKEGON      MI   49445          5            03/26/02         00
    0413782483                           05           05/01/02          0
    0413782483                           O            04/01/32
    0


    7219215          E22/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
                                       7.750            745.07         72
                                       7.500            745.07
    SOUTH BEND       IN   46617          5            03/28/02         00
    0413804089                           05           05/01/02          0
    0413804089                           O            04/01/32
    0


    7219217          E22/G02             F          104,500.00         ZZ
                                         360        104,500.00          1
                                       7.750            748.65         80
                                       7.500            748.65
    FLORISSANT       MO   63034          5            03/26/02         00
    0413804758                           03           05/01/02          0
    0413804758                           O            04/01/32
    0


    7219233          E22/G02             F           97,600.00         ZZ
                                         360         97,600.00          1
1


                                       7.500            682.43         80
                                       7.250            682.43
    GUNTERSVILLE     AL   35976          1            03/29/02         00
    0413810813                           01           05/01/02          0
    0413810813                           O            04/01/32
    0


    7219253          E22/G02             F          124,800.00         ZZ
                                         360        124,800.00          1
                                       7.125            840.80         80
                                       6.875            840.80
    HOUSTON          TX   77043          5            03/27/02         00
    0413819632                           03           05/01/02          0
    0413819632                           O            04/01/32
    0


    7219255          E22/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.250          1,337.07         80
                                       7.000          1,337.07
    RICHARDSON       TX   75082          5            03/25/02         00
    0413820507                           05           05/01/02          0
    0413820507                           O            04/01/32
    0


    7219271          E22/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       7.875          1,334.13         80
                                       7.625          1,334.13
    ALGONQUIN        IL   60102          5            03/27/02         00
    0413830332                           09           05/01/02          0
    0413830332                           O            04/01/32
    0


    7219295          E22/G02             F          116,000.00         ZZ
                                         240        116,000.00          1
                                       7.500            934.49         80
                                       7.250            934.49
    FT. LAUDERDALE   FL   33312          1            04/01/02         00
    0413846973                           05           05/01/02          0
    0413846973                           O            04/01/22
    0


    7219305          E22/G02             F          548,000.00         ZZ
                                         360        548,000.00          1
                                       7.500          3,831.70         70
                                       7.250          3,831.70
    MOUNTAIN VIEW    CA   94040          5            03/25/02         00
    0413851684                           03           05/01/02          0
1


    0413851684                           O            04/01/32
    0


    7219307          E22/G02             F          117,600.00         ZZ
                                         360        117,600.00          1
                                       7.500            822.28         80
                                       7.250            822.28
    DUNCANVILLE      TX   75116          5            03/26/02         00
    0413853292                           05           05/01/02          0
    0413853292                           O            04/01/32
    0


    7219335          E22/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.625          2,406.50         80
                                       7.375          2,406.50
    SALE LAKE CITY   UT   84093          5            03/23/02         00
    0413872052                           05           05/01/02          0
    0413872052                           O            04/01/32
    0


    7219345          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.625            707.79         79
                                       7.375            707.79
    WINTER PARK      FL   32792          1            03/28/02         00
    0413884164                           05           05/01/02          0
    0413884164                           O            04/01/32
    0


    7219657          588/G02             F          171,200.00         ZZ
                                         360        171,200.00          1
                                       7.250          1,167.89         80
                                       7.000          1,167.89
    FAIRFAX          VA   22031          1            03/11/02         00
    0433842754                           09           05/01/02          0
    1060886                              O            04/01/32
    0


    7219671          E82/G02             F          218,000.00         ZZ
                                         360        218,000.00          1
                                       7.375          1,505.67         63
                                       7.125          1,505.67
    TUCSON           AZ   85750          2            03/27/02         00
    0400595724                           05           05/01/02          0
    0400595724                           O            04/01/32
    0


1


    7219673          E82/G02             F          136,800.00         ZZ
                                         360        136,800.00          1
                                       7.500            956.53         66
                                       7.250            956.53
    LAWRENCEVILLE    GA   30044          2            03/29/02         00
    0400609376                           03           05/01/02          0
    0400609376                           O            04/01/32
    0


    7223046          E48/G02             F          232,000.00         ZZ
                                         360        231,480.22          1
                                       7.500          1,622.18         79
                                       7.250          1,622.18
    ASHLAND CITY     TN   37015          2            12/20/01         00
    0433561289                           05           02/01/02          0
    12012085                             O            01/01/32
    0


    7223431          E23/G02             F          313,600.00         ZZ
                                         360        313,600.00          1
                                       7.750          2,246.67         80
                                       7.500          2,246.67
    PETALUMA         CA   94954          1            03/28/02         00
    0433888575                           05           05/01/02          0
    62001458                             N            04/01/32
    0


    7228518          601/G02             F           96,900.00         ZZ
                                         360         96,772.79          1
                                       8.125            719.48         95
                                       7.875            719.48
    PUEBLO           CO   81005          5            01/09/02         11
    0433726627                           05           03/01/02         30
    60988656                             O            02/01/32
    0


    7230453          N47/G02             F          159,000.00         ZZ
                                         360        159,000.00          1
                                       6.750          1,031.27         75
                                       6.500          1,031.27
    VACAVILLE        CA   95687          5            03/18/02         00
    0433864899                           05           05/01/02          0
    20320314                             N            04/01/32
    0


    7231359          253/253             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.250            900.48         73
                                       7.000            900.48
1


    ALBUQUERQUE      NM   87123          2            03/15/02         00
    994454                               09           05/01/02          0
    994454                               O            04/01/32
    0


    7232469          M24/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       7.125          1,616.92         80
                                       6.875          1,616.92
    CORONA           CA   92881          1            03/26/02         00
    0433892882                           05           05/01/02          0
    KMOL0522                             O            04/01/32
    0


    7234726          601/G02             F           90,000.00         ZZ
                                         360         89,468.01          1
                                       7.250            613.96         53
                                       7.000            613.96
    TOMS RIVER       NJ   08753          2            02/11/02         00
    0433719952                           05           04/01/02          0
    82544734                             O            03/01/32
    0


    7240123          822/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       7.250          1,391.64         80
                                       7.000          1,391.64
    MILLIS           MA   02054          2            03/13/02         00
    0433868577                           05           05/01/02          0
    3446021094                           O            04/01/32
    0


    7245925          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.875          1,102.11         80
                                       7.625          1,102.11
    SAYREVILLE       NJ   08859          5            03/28/02         00
    0413591405                           05           05/01/02          0
    0413591405                           O            04/01/32
    0


    7245927          E22/G02             F          321,000.00         ZZ
                                         360        321,000.00          1
                                       7.250          2,189.79         68
                                       7.000          2,189.79
    LEBANON TOWNSHI  NJ   08826          2            03/28/02         00
    0413607870                           05           05/01/02          0
    0413607870                           O            04/01/32
    0
1




    7245939          E22/G02             F          111,000.00         ZZ
                                         360        111,000.00          1
                                       7.125            747.83         51
                                       6.875            747.83
    TUOLUMNE         CA   95379          2            03/12/02         00
    0413642588                           05           05/01/02          0
    0413642588                           O            04/01/32
    0


    7245971          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.375          1,105.08         80
                                       7.125          1,105.08
    DELANO           MN   55328          5            03/28/02         00
    0413749367                           05           05/01/02          0
    0413749367                           O            04/01/32
    0


    7245991          E22/G02             F          106,160.00         ZZ
                                         360        106,160.00          1
                                       8.250            797.54         80
                                       8.000            797.54
    BOISE            ID   83709          1            03/28/02         00
    0413778457                           03           05/01/02          0
    0413778457                           N            04/01/32
    0


    7245995          E22/G02             F          131,000.00         ZZ
                                         360        131,000.00          1
                                       7.625            927.21         85
                                       7.375            927.21
    FORT COLLINS     CO   80525          2            03/28/02         04
    0413785148                           01           05/01/02         12
    0413785148                           O            04/01/32
    0


    7246053          E22/G02             F          154,000.00         ZZ
                                         360        154,000.00          1
                                       7.125          1,037.53         80
                                       6.875          1,037.53
    MCKINNEY         TX   75070          5            03/26/02         00
    0413831058                           03           05/01/02          0
    0413831058                           O            04/01/32
    0


    7246065          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
1


                                       7.375            745.93         80
                                       7.125            745.93
    BOISE            ID   83706          5            03/26/02         00
    0413841016                           05           05/01/02          0
    0413841016                           O            04/01/32
    0


    7246069          E22/G02             F          106,160.00         ZZ
                                         360        106,160.00          1
                                       8.250            797.54         80
                                       8.000            797.54
    BOISE            ID   83709          1            03/28/02         00
    0413843467                           03           05/01/02          0
    0413843467                           N            04/01/32
    0


    7246105          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.000          1,131.01         80
                                       6.750          1,131.01
    AUSTIN           TX   78757          5            03/27/02         00
    0413866161                           05           05/01/02          0
    0413866161                           O            04/01/32
    0


    7246129          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       8.000            792.47         77
                                       7.750            792.47
    COLORADO SPRING  CO   80911          2            04/02/02         00
    0413889981                           05           05/01/02          0
    0413889981                           N            04/01/32
    0


    7247717          P21/G02             F          167,300.00         ZZ
                                         360        167,300.00          1
                                       7.125          1,127.13         65
                                       6.875          1,127.13
    OXNARD           CA   93035          2            03/19/02         00
    0433853884                           05           05/01/02          0
    0202028                              O            04/01/32
    0


    7250856          601/G02             F          100,000.00         ZZ
                                         360         99,868.72          2
                                       8.125            742.50         80
                                       7.875            742.50
    PUEBLO WEST      CO   81007          2            01/28/02         00
    0433726734                           05           03/01/02          0
1


    82455712                             N            02/01/32
    0


    7251189          964/G02             F          433,000.00         ZZ
                                         360        433,000.00          1
                                       7.125          2,917.20         76
                                       6.875          2,917.20
    LONGMONT         CO   80503          5            03/22/02         00
    0433868718                           03           05/01/02          0
    191498                               O            04/01/32
    0


    7256256          L16/G02             F           41,400.00         ZZ
                                         360         41,345.66          4
                                       8.125            307.39         90
                                       7.875            307.39
    BATTLE CREEK     MI   49017          1            01/11/02         04
    0433632825                           05           03/01/02         30
    W0112236                             N            02/01/32
    0


    7258954          601/G02             F          446,250.00         ZZ
                                         360        445,618.05          1
                                       7.750          3,196.99         85
                                       7.500          3,196.99
    SAINT SIMONS IS  GA   31522          2            01/14/02         10
    0433752201                           05           03/01/02         12
    61113213                             O            02/01/32
    0


    7260350          601/G02             F          256,500.00         ZZ
                                         360        256,134.27          3
                                       8.125          1,904.51         91
                                       7.875          1,904.51
    BRONX            NY   10457          1            01/24/02         14
    0433722964                           05           03/01/02         30
    60999554                             O            02/01/32
    0


    7260939          676/G02             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.250          4,434.15         68
                                       7.000          4,434.15
    HONOLULU         HI   96825          1            03/14/02         00
    0433861580                           05           05/01/02          0
    6002020540                           O            04/01/32
    0


1


    7261619          676/G02             F          124,500.00         ZZ
                                         360        124,500.00          1
                                       8.125            924.41         75
                                       7.875            924.41
    KIHEI            HI   96753          1            03/15/02         00
    0433861184                           21           05/01/02          0
    6002028040                           N            04/01/32
    0


    7267772          822/G02             F          155,000.00         ZZ
                                         360        154,785.96          3
                                       7.875          1,123.86         87
                                       7.625          1,123.86
    FALL RIVER       MA   02724          1            01/30/02         04
    0433783024                           05           03/01/02         25
    3806047456                           N            02/01/32
    0


    7270368          601/G02             F           80,000.00         T
                                         360         79,837.87          1
                                       8.000            587.02         53
                                       7.750            587.02
    WILDWOOD         NJ   08260          1            01/16/02         00
    0433760717                           06           03/01/02          0
    82390087                             O            02/01/32
    0


    7272345          E22/G02             F          171,000.00         ZZ
                                         360        171,000.00          1
                                       6.875          1,123.35         80
                                       6.625          1,123.35
    BOCA RATON       FL   33487          2            03/28/02         00
    0413740895                           05           05/01/02          0
    0413740895                           O            04/01/32
    0


    7272357          E22/G02             F           98,600.00         ZZ
                                         360         98,600.00          1
                                       7.625            697.88         85
                                       7.375            697.88
    COLORADO SPRING  CO   80916          5            03/28/02         04
    0413760265                           05           05/01/02         12
    0413760265                           O            04/01/32
    0


    7272421          E22/G02             F          487,500.00         ZZ
                                         360        487,500.00          1
                                       7.625          3,450.49         75
                                       7.375          3,450.49
1


    SADDLE RIVER     NJ   07458          5            03/29/02         00
    0413822206                           05           05/01/02          0
    0413822206                           O            04/01/32
    0


    7272429          E22/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.500            734.18         34
                                       7.250            734.18
    HAYWARD          CA   94544          5            03/27/02         00
    0413828930                           05           05/01/02          0
    0413828930                           O            04/01/32
    0


    7272443          E22/G02             F           91,200.00         ZZ
                                         360         91,200.00          1
                                       7.875            661.26         80
                                       7.625            661.26
    OGDEN            UT   84401          2            03/28/02         00
    0413834979                           05           05/01/02          0
    0413834979                           O            04/01/32
    0


    7272467          E22/G02             F          134,000.00         ZZ
                                         360        134,000.00          1
                                       7.375            925.50         75
                                       7.125            925.50
    ANNAPOLIS        MD   21401          2            03/29/02         00
    0412849233                           05           05/01/02          0
    0413849233                           O            04/01/32
    0


    7272471          E22/G02             F          168,750.00         ZZ
                                         360        168,750.00          3
                                       7.500          1,179.92         75
                                       7.250          1,179.92
    MIAMI            FL   33126          1            04/03/02         00
    0413849837                           05           05/01/02          0
    0413849837                           N            04/01/32
    0


    7272511          E22/G02             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       7.250            825.43         76
                                       7.000            825.43
    CHILOQUIN        OR   97624          2            03/29/02         00
    0413871724                           05           05/01/02          0
    0413871724                           O            04/01/32
    0
1




    7272513          E22/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       7.375          1,547.11         80
                                       7.125          1,547.11
    GRANTS PASS      OR   97527          5            03/29/02         00
    0413877002                           05           05/01/02          0
    0413877002                           O            04/01/32
    0


    7272519          E22/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
                                       7.375            718.30         80
                                       7.125            718.30
    FIDDLETOWN       CA   95629          1            03/29/02         00
    0413883984                           03           05/01/02          0
    0413883984                           O            04/01/32
    0


    7283168          964/G02             F          374,400.00         ZZ
                                         360        373,828.47          1
                                       7.375          2,585.89         81
                                       7.125          2,585.89
    HIGHLANDS RANCH  CO   80129          1            02/05/02         10
    0433871811                           03           03/01/02         12
    175104                               O            02/01/32
    0


    7286565          477/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.375            690.68         79
                                       7.125            690.68
    PEORIA           AZ   85345          5            03/15/02         00
    0433880218                           05           05/01/02          0
    107770                               O            04/01/32
    0


    7286985          696/G02             F          321,650.00         ZZ
                                         360        321,650.00          1
                                       7.500          2,249.02         80
                                       7.250          2,249.02
    CHANTILLY        VA   20151          1            03/29/02         00
    0433895380                           03           05/01/02          0
    25402005                             O            04/01/32
    0


    7289922          455/G02             F           76,500.00         ZZ
                                         360         76,404.56          1
1


                                       8.375            581.46         90
                                       8.125            581.46
    ATLANTA          GA   30311          1            01/16/02         01
    0433808383                           05           03/01/02         25
    09001655                             N            02/01/32
    0


    7292330          U05/G02             F          324,000.00         ZZ
                                         360        323,467.29          1
                                       7.000          2,155.58         80
                                       6.750          2,155.58
    CYPRESS          TX   77429          5            01/21/02         00
    0433783594                           03           03/01/02          0
    3200715                              O            02/01/32
    0


    7293110          N74/G02             F           42,750.00         ZZ
                                         360         42,696.67          1
                                       8.375            324.93         90
                                       8.125            324.93
    HIGH POINT       NC   27265          1            01/16/02         10
    0433649159                           05           03/01/02         25
    228                                  N            02/01/32
    0


    7294641          E22/G02             F          131,779.00         ZZ
                                         360        131,779.00          1
                                       7.500            921.42         80
                                       7.250            921.42
    EDMONDS          WA   98026          1            04/02/02         00
    0413787136                           05           05/01/02          0
    0413787136                           O            04/01/32
    0


    7294651          E22/G02             F          115,000.00         ZZ
                                         360        115,000.00          1
                                       7.500            804.10         77
                                       7.250            804.10
    TILLAMOOK        OR   97141          2            03/26/02         00
    0413798380                           05           05/01/02          0
    0413798380                           O            04/01/32
    0


    7294681          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.875          1,232.62         95
                                       7.625          1,232.62
    WEST JORDAN      UT   84088          2            03/27/02         04
    0413824129                           05           05/01/02         30
1


    0413824129                           O            04/01/32
    0


    7294711          E22/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       7.000          1,596.73         80
                                       6.750          1,596.73
    YUCAIPA          CA   92399          1            03/28/02         00
    0413861147                           05           05/01/02          0
    0413861147                           O            04/01/32
    0


    7294725          E22/G02             F          119,000.00         ZZ
                                         360        119,000.00          1
                                       7.250            811.79         79
                                       7.000            811.79
    PORTLAND         OR   97233          5            03/27/02         00
    0413869504                           05           05/01/02          0
    0413869504                           O            04/01/32
    0


    7294997          E82/G02             F          146,000.00         ZZ
                                         360        146,000.00          1
                                       7.625          1,033.38         80
                                       7.375          1,033.38
    CARNATION        WA   98014          2            04/02/02         00
    0400600128                           05           05/01/02          0
    1999609                              N            04/01/32
    0


    7295023          E82/G02             F          117,800.00         ZZ
                                         360        117,800.00          2
                                       8.125            874.66         80
                                       7.875            874.66
    ELGIN            TX   78621          2            04/03/02         00
    0400592309                           05           05/01/02          0
    0400592309                           N            04/01/32
    0


    7295025          E82/G02             F          144,200.00         ZZ
                                         360        144,200.00          4
                                       8.125          1,070.68         74
                                       7.875          1,070.68
    GEORGETOWN       TX   78628          2            04/03/02         00
    0400592317                           05           05/01/02          0
    0400592317                           N            04/01/32
    0


1


    7319739          E22/G02             F          194,350.00         ZZ
                                         360        194,350.00          1
                                       7.500          1,358.92         72
                                       7.250          1,358.92
    BOERNE           TX   78006          2            03/27/02         00
    0413433137                           05           05/01/02          0
    0413433137                           O            04/01/32
    0


    7319753          E22/G02             F          131,000.00         ZZ
                                         360        131,000.00          1
                                       7.500            915.97         94
                                       7.250            915.97
    HIALEAH GARDENS  FL   33018          2            04/01/02         01
    0413673591                           05           05/01/02         30
    0413673591                           O            04/01/32
    0


    7319761          E22/G02             F          132,800.00         ZZ
                                         360        132,800.00          1
                                       7.375            917.22         80
                                       7.125            917.22
    SPARKS           NV   89436          5            03/27/02         00
    0413718602                           05           05/01/02          0
    0413718602                           O            04/01/32
    0


    7319763          E22/G02             F          294,300.00         ZZ
                                         360        294,300.00          1
                                       7.625          2,083.04         90
                                       7.375          2,083.04
    CHELSEA          AL   35043          1            04/05/02         01
    0413722422                           05           05/01/02         25
    0413722422                           O            04/01/32
    0


    7319777          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       7.875            928.09         80
                                       7.625            928.09
    WEST PALM BEACH  FL   33401          1            04/05/02         00
    0413772948                           05           05/01/02          0
    0413772948                           N            04/01/32
    0


    7319779          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.250          1,227.92         71
                                       7.000          1,227.92
1


    FORT LAUDERDALE  FL   33308          5            03/08/02         00
    0413775404                           05           05/01/02          0
    0413775404                           O            04/01/32
    0


    7319789          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       7.750          1,862.67         80
                                       7.500          1,862.67
    BOZEMAN          MT   59718          5            03/22/02         00
    0413794314                           05           05/01/02          0
    0413794314                           O            04/01/32
    0


    7319791          E22/G02             F          258,750.00         ZZ
                                         360        258,750.00          1
                                       7.750          1,853.72         75
                                       7.500          1,853.72
    GUERNEVILLE      CA   95446          5            03/28/02         00
    0413795162                           05           05/01/02          0
    0413795162                           O            04/01/32
    0


    7319823          E22/G02             F          182,500.00         ZZ
                                         360        182,500.00          1
                                       7.625          1,291.72         84
                                       7.375          1,291.72
    TRAFFORD         AL   35175          2            04/01/02         01
    0413820523                           05           05/01/02         25
    0413820523                           O            04/01/32
    0


    7319837          E22/G02             F          299,700.00         ZZ
                                         360        299,700.00          2
                                       7.500          2,095.55         90
                                       7.250          2,095.55
    CHICAGO          IL   60630          1            04/05/02         11
    0413831348                           05           05/01/02         25
    0413831348                           N            04/01/32
    0


    7319845          E22/G02             F          205,200.00         ZZ
                                         360        205,200.00          1
                                       7.625          1,452.39         90
                                       7.375          1,452.39
    PALM SPRINGS     CA   92262          1            03/26/02         01
    0413837162                           05           05/01/02         25
    0413837162                           O            04/01/32
    0
1




    7319889          E22/G02             F           91,000.00         ZZ
                                         360         91,000.00          1
                                       7.875            659.81         90
                                       7.625            659.81
    NILES            MI   49120          5            04/01/02         11
    0413877168                           05           05/01/02         25
    0413877168                           O            04/01/32
    0


    7319891          E22/G02             F          178,200.00         ZZ
                                         360        178,200.00          1
                                       7.500          1,246.00         90
                                       7.250          1,246.00
    MONTCLAIR        CA   91763          1            03/27/02         04
    0413878117                           05           05/01/02         25
    0413878117                           O            04/01/32
    0


    7320989          286/286             F          180,000.00         ZZ
                                         360        179,781.13          4
                                       8.500          1,384.05         90
                                       8.250          1,384.05
    NEW MILFORD      CT   06776          1            01/29/02         12
    671743                               05           03/01/02         30
    671743                               N            02/01/32
    0


    7320991          286/286             F          284,400.00         ZZ
                                         360        283,408.46          3
                                       7.875          2,062.10         90
                                       7.625          2,062.10
    DORCHESTER       MA   02124          1            10/18/01         12
    573065                               05           12/01/01         25
    573065                               N            11/01/31
    0


    7320999          286/286             F          300,000.00         ZZ
                                         360        299,635.21          4
                                       8.500          2,306.75         88
                                       8.250          2,306.75
    CHICAGO          IL   60618          1            01/31/02         12
    553062                               05           03/01/02         25
    553062                               N            02/01/32
    0


    7321001          286/286             F          153,000.00         ZZ
                                         360        152,877.65          1
1


                                       7.125          1,030.79         90
                                       6.875          1,030.79
    MIAMI            FL   33186          1            02/12/02         12
    979202                               05           04/01/02         25
    979202                               O            03/01/32
    0


    7321009          286/286             F          105,000.00         ZZ
                                         360        104,851.29          1
                                       7.750            752.24         71
                                       7.500            752.24
    FOREST GROVE     OR   97116          5            01/30/02         00
    944004                               05           03/01/02          0
    944004                               N            02/01/32
    0


    7321013          286/286             F          492,000.00         ZZ
                                         360        491,401.77          1
                                       8.500          3,783.06         80
                                       8.250          3,783.06
    MONMOUTH BEACH   NJ   07750          1            01/23/02         00
    889950                               05           03/01/02          0
    889950                               N            02/01/32
    0


    7321017          286/286             F          271,000.00         ZZ
                                         360        270,483.47          1
                                       7.250          1,848.70         53
                                       7.000          1,848.70
    SCOTCH PLAINS    NJ   07076          5            01/25/02         00
    548733                               05           03/01/02          0
    548733                               O            02/01/32
    0


    7321021          286/286             F          193,600.00         ZZ
                                         360        193,376.40          4
                                       8.750          1,523.06         80
                                       8.500          1,523.06
    CHICAGO          IL   60609          5            01/16/02         00
    918218                               05           03/01/02          0
    918218                               O            02/01/32
    0


    7321031          286/286             F          150,000.00         ZZ
                                         360        149,765.25          1
                                       7.250          1,023.27         28
                                       7.000          1,023.27
    MCLEAN           VA   22101          5            01/09/02         00
    103565                               05           03/01/02          0
1


    103565                               O            02/01/32
    0


    7321033          286/286             F          176,100.00         ZZ
                                         360        175,817.51          1
                                       7.125          1,186.42         80
                                       6.875          1,186.42
    WESTERVILLE      OH   43082          1            01/17/02         00
    849681                               05           03/01/02          0
    849681                               O            02/01/32
    0


    7321035          286/286             F          157,500.00         ZZ
                                         360        157,318.10          3
                                       8.750          1,239.06         90
                                       8.500          1,239.06
    WORCESTER        MA   01609          1            02/05/02         12
    908801                               05           03/01/02         25
    908801                               N            02/01/32
    0


    7321037          286/286             F          157,500.00         ZZ
                                         360        157,318.10          3
                                       8.750          1,239.06         90
                                       8.500          1,239.06
    WORCESTER        MA   02169          1            02/05/02         12
    908644                               05           03/01/02         25
    908644                               N            02/01/32
    0


    7321039          286/286             F          123,300.00         ZZ
                                         360        123,142.20          4
                                       8.250            926.32         90
                                       8.000            926.32
    DALLAS           OR   97338          1            01/07/02         14
    899104                               05           03/01/02         25
    899104                               N            02/01/32
    0


    7321043          286/286             F          151,000.00         ZZ
                                         360        150,806.76          3
                                       8.250          1,134.42         48
                                       8.000          1,134.42
    OCEAN            NJ   07755          1            01/24/02         00
    546054                               05           03/01/02          0
    546054                               N            02/01/32
    0


1


    7321047          286/286             F          226,000.00         ZZ
                                         360        225,695.71          3
                                       8.000          1,658.31         80
                                       7.750          1,658.31
    PAWTUCKET        RI   02960          2            01/23/02         00
    573391                               05           03/01/02          0
    573391                               N            02/01/32
    0


    7321053          286/286             F          263,920.00         ZZ
                                         360        263,573.55          1
                                       8.125          1,959.60         80
                                       7.875          1,959.60
    PARKER           CO   80134          1            01/09/02         00
    898654                               03           03/01/02          0
    898654                               O            02/01/32
    0


    7321055          286/286             F          195,750.00         ZZ
                                         360        195,523.92          1
                                       8.750          1,539.97         75
                                       8.500          1,539.97
    MARIETTA         GA   30062          5            01/10/02         00
    694237                               03           03/01/02          0
    694237                               O            02/01/32
    0


    7321061          286/286             F          151,200.00         ZZ
                                         360        151,025.37          4
                                       8.750          1,189.50         90
                                       8.500          1,189.50
    SACO             ME   04072          1            01/08/02         12
    874692                               05           03/01/02         25
    874692                               N            02/01/32
    0


    7321065          286/286             F          151,200.00         ZZ
                                         360        150,698.60          1
                                       8.750          1,189.50         90
                                       8.500          1,189.50
    WOOSTER          OH   44691          1            01/10/02         10
    880471                               05           03/01/02         30
    880471                               N            02/01/32
    0


    7321067          286/286             F          202,000.00         T
                                         360        201,221.50          1
                                       7.875          1,464.65         80
                                       7.625          1,464.65
1


    WESTON           FL   33327          1            10/16/01         00
    316299                               03           12/01/01          0
    316299                               O            11/01/31
    0


    7321069          286/286             F          148,500.00         ZZ
                                         360        148,300.06          1
                                       8.000          1,089.64         90
                                       7.750          1,089.64
    ODESSA           FL   33556          1            01/09/02         11
    907118                               05           03/01/02         25
    907118                               O            02/01/32
    0


    7321071          286/286             F          126,000.00         ZZ
                                         360        125,231.52          1
                                       8.625            980.02         90
                                       8.375            980.02
    ALEXANDRIA       LA   71303          1            06/01/01         11
    389228                               05           07/01/01         25
    389228                               O            06/01/31
    0


    7321075          286/286             F          139,500.00         ZZ
                                         360        139,391.17          4
                                       7.250            951.64         90
                                       7.000            951.64
    HUMBLE           TX   77338          1            02/13/02         10
    1003361                              03           04/01/02         30
    1003361                              N            03/01/32
    0


    7321077          286/286             F          136,000.00         ZZ
                                         360        135,509.25          4
                                       8.250          1,021.73         80
                                       8.000          1,021.73
    TUCSON           AZ   85711          1            10/22/01         00
    597600                               05           12/01/01          0
    597600                               N            11/01/31
    0


    7321081          286/286             F          154,800.00         ZZ
                                         360        154,685.11          2
                                       7.500          1,082.39         90
                                       7.250          1,082.39
    MIAMI            FL   33125          1            02/13/02         21
    1001263                              05           04/01/02         25
    1001263                              N            03/01/32
    0
1




    7321083          286/286             F          183,600.00         ZZ
                                         360        183,482.92          2
                                       8.250          1,379.33         90
                                       8.000          1,379.33
    NORTH ANDOVER    MA   01845          1            02/04/02         12
    843541                               05           04/01/02         25
    843541                               O            03/01/32
    0


    7321085          286/286             F          121,500.00         ZZ
                                         360        121,424.48          3
                                       8.375            923.49         90
                                       8.125            923.49
    NEW HAVEN        CT   06511          1            02/08/02         11
    947746                               05           04/01/02         25
    947746                               N            03/01/32
    0


    7321087          286/286             F          148,500.00         ZZ
                                         360        148,324.01          4
                                       8.625          1,155.02         90
                                       8.375          1,155.02
    NEW HAVEN        CT   06511          1            01/18/02         12
    929606                               05           03/01/02         25
    929606                               N            02/01/32
    0


    7321097          286/286             F          135,000.00         ZZ
                                         360        134,918.21          3
                                       8.500          1,038.04         90
                                       8.250          1,038.04
    MANCHESTER       NH   03101          1            02/06/02         11
    959092                               05           04/01/02         25
    959092                               N            03/01/32
    0


    7321107          286/286             F          101,300.00         ZZ
                                         360        101,173.62          1
                                       8.375            769.96         75
                                       8.125            769.96
    PORTLAND         OR   97206          2            01/04/02         00
    906038                               05           03/01/02          0
    906038                               N            02/01/32
    0


    7321109          286/286             F          103,500.00         ZZ
                                         360        103,370.87          1
1


                                       8.375            786.68         75
                                       8.125            786.68
    PORTLAND         OR   97266          2            01/04/02         00
    906058                               05           03/01/02          0
    906058                               N            02/01/32
    0


    7321111          286/286             F          650,000.00         ZZ
                                         360        649,056.11          1
                                       7.625          4,600.66         61
                                       7.375          4,600.66
    BRECKENRIDGE     CO   80424          1            02/01/02         00
    562238                               01           03/01/02          0
    562238                               N            02/01/32
    0


    7321113          286/286             F          239,900.00         ZZ
                                         360        239,708.15          1
                                       7.125          1,616.26         80
                                       6.875          1,616.26
    YORKTOWN         VA   23693          1            02/05/02         00
    904597                               05           04/01/02          0
    904597                               O            03/01/32
    0


    7321115          286/286             F          160,000.00         ZZ
                                         360        159,779.04          1
                                       7.875          1,160.12         56
                                       7.625          1,160.12
    OAK PARK         IL   60302          5            01/25/02         00
    928574                               03           03/01/02          0
    928574                               O            02/01/32
    0


    7321117          286/286             F          142,000.00         ZZ
                                         360        141,813.59          1
                                       8.125          1,054.35         71
                                       7.875          1,054.35
    SUNBURY          OH   43074          5            01/25/02         00
    102869                               05           03/01/02          0
    102869                               O            02/01/32
    0


    7321123          286/286             F          105,950.00         ZZ
                                         360        105,807.33          4
                                       8.000            777.43         65
                                       7.750            777.43
    WESTFIELD        MA   01085          5            01/23/02         00
    908463                               05           03/01/02          0
1


    908463                               N            02/01/32
    0


    7321139          286/286             F          255,600.00         ZZ
                                         360        255,219.41          4
                                       7.500          1,787.20         90
                                       7.250          1,787.20
    WAPPINGERS FALL  NY   12590          1            01/25/02         11
    881282                               05           03/01/02         25
    881282                               O            02/01/32
    0


    7321141          286/286             F          278,900.00         ZZ
                                         360        278,594.16          4
                                       9.000          2,244.10         90
                                       8.750          2,244.10
    LOS ANGELES      CA   90006          1            01/24/02         12
    928797                               05           03/01/02         25
    928797                               O            02/01/32
    0


    7321143          286/286             F          129,000.00         ZZ
                                         360        128,901.83          2
                                       7.375            890.98         58
                                       7.125            890.98
    SALT LAKE CITY   UT   84105          5            02/05/02         00
    968138                               05           04/01/02          0
    968138                               N            03/01/32
    0


    7321147          286/286             F          247,250.00         ZZ
                                         360        247,047.33          1
                                       7.000          1,644.96         85
                                       6.750          1,644.96
    LEWIS CENTER     OH   43035          1            02/07/02         21
    938813                               05           04/01/02         12
    938813                               O            03/01/32
    0


    7321149          286/286             F          153,600.00         ZZ
                                         360        152,422.23          1
                                       7.625          1,087.18         80
                                       7.375          1,087.18
    HENDERSON        NV   89052          1            09/10/01         00
    457946                               03           11/01/01          0
    457946                               O            10/01/31
    0


1


    7321155          286/286             F          238,500.00         ZZ
                                         360        238,210.00          4
                                       8.500          1,833.86         90
                                       8.250          1,833.86
    BOISE            ID   83705          1            01/25/02         11
    875936                               05           03/01/02         25
    875936                               N            02/01/32
    0


    7321157          286/286             F          118,000.00         ZZ
                                         360        117,824.29          1
                                       7.500            825.08         66
                                       7.250            825.08
    SAUGUS           CA   91350          2            01/17/02         00
    899539                               01           03/01/02          0
    899539                               N            02/01/32
    0


    7321161          286/286             F          115,200.00         ZZ
                                         360        115,026.54          3
                                       8.500            885.79         90
                                       8.250            885.79
    WORCESTER        MA   01604          1            01/29/02         12
    928126                               05           03/01/02         25
    928126                               N            02/01/32
    0


    7321165          286/286             F          141,750.00         ZZ
                                         360        141,652.44          3
                                       7.875          1,027.79         90
                                       7.625          1,027.79
    PORTLAND         OR   97236          1            02/05/02         14
    963411                               05           04/01/02         25
    963411                               N            03/01/32
    0


    7321167          286/286             F          187,200.00         ZZ
                                         360        187,071.17          4
                                       7.875          1,357.33         90
                                       7.625          1,357.33
    PORTLAND         OR   97236          1            02/05/02         14
    963372                               05           04/01/02         25
    963372                               N            03/01/32
    0


    7321175          286/286             F          256,000.00         ZZ
                                         360        255,800.00          1
                                       7.500          1,789.99         80
                                       7.250          1,789.99
1


    GLENDORA         CA   91741          1            02/06/02         00
    957069                               05           04/01/02          0
    957069                               N            03/01/32
    0


    7321177          286/286             F          132,000.00         ZZ
                                         360        131,831.06          1
                                       8.250            991.68         80
                                       8.000            991.68
    LITHONIA         GA   30038          1            01/16/02         00
    906576                               05           03/01/02          0
    906576                               O            02/01/32
    0


    7321179          286/286             F          171,000.00         ZZ
                                         360        170,792.07          2
                                       8.500          1,314.85         90
                                       8.250          1,314.85
    DECATUR          GA   30032          1            01/18/02         12
    899446                               05           03/01/02         25
    899446                               N            02/01/32
    0


    7321181          286/286             F          132,800.00         ZZ
                                         360        132,630.04          4
                                       8.250            997.69         80
                                       8.000            997.69
    RIALTO           CA   92376          5            01/25/02         00
    103050                               05           03/01/02          0
    103050                               N            02/01/32
    0


    7321183          286/286             F          136,800.00         ZZ
                                         360        136,296.91          1
                                       7.625            968.27         90
                                       7.375            968.27
    CHICAGO          IL   60618          1            10/29/01         12
    580017                               05           12/01/01         25
    580017                               O            11/01/31
    0


    7321185          286/286             F          121,410.00         ZZ
                                         360        121,238.06          3
                                       7.750            869.80         90
                                       7.500            869.80
    PROVIDENCE       RI   02908          1            01/31/02         11
    881981                               05           03/01/02         25
    881981                               N            02/01/32
    0
1




    7321187          286/286             F          380,800.00         ZZ
                                         360        380,287.27          1
                                       8.000          2,794.18         80
                                       7.750          2,794.18
    ASHLAND          OR   97520          5            01/15/02         00
    930267                               05           03/01/02          0
    930267                               O            02/01/32
    0


    7321191          286/286             F          211,520.00         ZZ
                                         360        211,363.00          4
                                       7.500          1,478.98         80
                                       7.250          1,478.98
    COLORADO SPRING  CO   80904          1            02/08/02         00
    1023771                              05           04/01/02          0
    1023771                              N            03/01/32
    0


    7321195          286/286             F          173,750.00         ZZ
                                         360        173,538.73          4
                                       8.500          1,335.99         88
                                       8.250          1,335.99
    NAMPA            ID   83686          1            01/31/02         14
    947181                               05           03/01/02         25
    947181                               N            02/01/32
    0


    7321197          286/286             F          325,000.00         ZZ
                                         360        324,458.60          1
                                       7.625          2,300.33         76
                                       7.375          2,300.33
    BRAINTREE        MA   02184          5            01/14/02         00
    885884                               05           03/01/02          0
    885884                               O            02/01/32
    0


    7321203          286/286             F          127,500.00         ZZ
                                         360        125,910.17          1
                                       7.250            869.78         76
                                       7.000            869.78
    NEW CARLISLE     OH   45344          2            01/17/02         00
    880242                               05           03/01/02          0
    880242                               O            02/01/32
    0


    7321207          286/286             F          116,100.00         ZZ
                                         360        115,918.11          1
1


                                       7.250            792.01         90
                                       7.000            792.01
    LAS VEGAS        NV   89122          1            01/30/02         21
    941078                               03           03/01/02         25
    941078                               N            02/01/32
    0


    7321213          286/286             F          299,000.00         ZZ
                                         360        298,636.43          1
                                       8.500          2,299.06         80
                                       8.250          2,299.06
    RAMONA           CA   92065          1            01/04/02         00
    884219                               05           03/01/02          0
    884219                               O            02/01/32
    0


    7321215          286/286             F          105,600.00         ZZ
                                         360        105,474.85          1
                                       8.625            821.35         80
                                       8.375            821.35
    DECATUR          GA   30032          1            01/17/02         00
    928020                               05           03/01/02          0
    928020                               O            02/01/32
    0


    7321223          286/286             F          549,000.00         ZZ
                                         360        548,549.98          1
                                       7.000          3,652.51         73
                                       6.750          3,652.51
    KEY WEST         FL   33040          2            02/06/02         00
    1024184                              05           04/01/02          0
    1024184                              O            03/01/32
    0


    7321225          286/286             F          152,550.00         ZZ
                                         360        152,364.51          1
                                       8.500          1,172.98         90
                                       8.250          1,172.98
    MELROSE PARK     IL   60164          1            01/25/02         12
    948471                               05           03/01/02         25
    948471                               O            02/01/32
    0


    7321227          286/286             F          189,600.00         ZZ
                                         360        189,338.16          1
                                       7.875          1,374.74         80
                                       7.625          1,374.74
    WALL             NJ   07719          5            01/29/02         00
    546558                               05           03/01/02          0
1


    546558                               O            02/01/32
    0


    7321231          286/286             F          108,100.00         ZZ
                                         360        107,934.98          1
                                       7.375            746.62         30
                                       7.125            746.62
    NORFOLK          VA   23508          1            01/11/02         00
    907319                               05           03/01/02          0
    907319                               O            02/01/32
    0


    7321233          286/286             F          140,000.00         ZZ
                                         360        139,811.48          1
                                       8.000          1,027.28         80
                                       7.750          1,027.28
    CINCINNATI       OH   45208          5            01/18/02         00
    913844                               05           03/01/02          0
    913844                               O            02/01/32
    0


    7321235          286/286             F          118,350.00         T
                                         360        117,847.11          1
                                       6.875            777.48         70
                                       6.625            777.48
    ORLANDO          FL   32826          1            10/18/01         00
    598668                               03           12/01/01          0
    598668                               O            11/01/31
    0


    7321243          286/286             F          198,000.00         ZZ
                                         360        197,753.00          1
                                       8.375          1,504.95         69
                                       8.125          1,504.95
    ASHLAND          OR   97520          5            01/16/02         00
    930789                               05           03/01/02          0
    930789                               N            02/01/32
    0


    7321245          286/286             F          114,800.00         ZZ
                                         360        114,656.78          1
                                       8.375            872.57         80
                                       8.125            872.57
    MARSHFIELD       MO   65706          5            01/18/02         00
    975770                               05           03/01/02          0
    975770                               O            02/01/32
    0


1


    7321247          286/286             F          211,500.00         ZZ
                                         360        211,229.34          4
                                       8.250          1,588.93         90
                                       8.000          1,588.93
    PHOENIX          AZ   85051          1            01/14/02         12
    960487                               03           03/01/02         25
    960487                               N            02/01/32
    0


    7321249          286/286             F          116,000.00         ZZ
                                         360        115,827.28          1
                                       7.500            811.09         90
                                       7.250            811.09
    W YARMOUTH       MA   02673          1            01/31/02         11
    893177                               05           03/01/02         25
    893177                               O            02/01/32
    0


    7321259          286/286             F          250,000.00         ZZ
                                         360        249,654.77          1
                                       7.875          1,812.68         79
                                       7.625          1,812.68
    W. BLOOMFIELD    MI   48323          5            01/18/02         00
    927415                               05           03/01/02          0
    927415                               O            02/01/32
    0


    7321261          286/286             F          268,200.00         ZZ
                                         360        267,800.66          1
                                       7.500          1,875.30         90
                                       7.250          1,875.30
    ORANGE           CT   06477          1            01/21/02         11
    363874                               05           03/01/02         30
    363874                               O            02/01/32
    0


    7321267          286/286             F          308,750.00         ZZ
                                         360        308,323.63          1
                                       7.875          2,238.66         65
                                       7.625          2,238.66
    DALLAS           TX   75205          5            01/14/02         00
    902551                               05           03/01/02          0
    902551                               N            02/01/32
    0


    7321271          286/286             F          330,960.00         ZZ
                                         360        330,429.10          1
                                       7.125          2,229.74         80
                                       6.875          2,229.74
1


    HOUSTON          TX   77019          1            01/28/02         00
    703038                               06           03/01/02          0
    703038                               O            02/01/32
    0


    7321275          286/286             F          200,000.00         ZZ
                                         360        199,869.17          1
                                       8.125          1,485.00         45
                                       7.875          1,485.00
    KINNELON         NJ   07405          5            02/01/02         00
    548937                               05           04/01/02          0
    548937                               O            03/01/32
    0


    7321277          286/286             F          500,000.00         ZZ
                                         360        499,392.05          1
                                       8.500          3,844.57         72
                                       8.250          3,844.57
    SAN FRANCISCO    CA   94107          1            01/28/02         00
    773238                               06           03/01/02          0
    773238                               O            02/01/32
    0


    7321285          286/286             F          211,500.00         ZZ
                                         360        211,350.73          3
                                       7.750          1,515.21         90
                                       7.500          1,515.21
    RIVERSIDE        CA   92505          1            02/05/02         21
    729285                               05           04/01/02         25
    729285                               N            03/01/32
    0


    7321301          286/286             F          134,600.00         ZZ
                                         360        134,520.54          2
                                       8.625          1,046.90         35
                                       8.375          1,046.90
    CHICAGO          IL   60659          5            02/05/02         00
    736449                               05           04/01/02          0
    736449                               O            03/01/32
    0


    7321307          286/286             F          250,000.00         ZZ
                                         360        249,627.76          1
                                       7.500          1,748.04         80
                                       7.250          1,748.04
    SPOKANE          WA   99203          5            01/15/02         00
    713138                               05           03/01/02          0
    713138                               O            02/01/32
    0
1




    7321309          286/286             F          223,250.00         ZZ
                                         360        222,941.03          3
                                       7.875          1,618.72         95
                                       7.625          1,618.72
    BROOKLYN         NY   11216          1            02/07/02         11
    738711                               05           04/01/02         30
    738711                               O            03/01/32
    0


    7321313          286/286             F          245,100.00         ZZ
                                         360        244,725.86          1
                                       7.375          1,692.84         80
                                       7.125          1,692.84
    FREDERICK        CO   80504          1            01/31/02         00
    767696                               03           03/01/02          0
    767696                               O            02/01/32
    0


    7321317          286/286             F          450,000.00         ZZ
                                         360        448,728.60          2
                                       7.875          3,262.81         69
                                       7.625          3,262.81
    NEWTON           MA   02460          2            02/04/02         00
    702024                               05           03/01/02          0
    702024                               N            02/01/32
    0


    7321319          286/286             F          116,000.00         ZZ
                                         360        115,858.96          3
                                       8.500            891.94         80
                                       8.250            891.94
    WESTMINSTER      MD   21157          1            01/31/02         00
    741385                               05           03/01/02          0
    741385                               N            02/01/32
    0


    7321321          286/286             F          320,000.00         ZZ
                                         360        319,523.54          1
                                       7.500          2,237.49         34
                                       7.250          2,237.49
    CUPERTINO        CA   95014          5            01/07/02         00
    700193                               05           03/01/02          0
    700193                               O            02/01/32
    0


    7321323          286/286             F          118,300.00         ZZ
                                         360        117,897.81          1
1


                                       8.000            868.04         70
                                       7.750            868.04
    ARLINGTON        TX   76016          5            10/17/01         00
    9911014                              03           12/01/01          0
    9911014                              N            11/01/31
    0


    7321325          286/286             F          212,800.00         ZZ
                                         360        212,475.15          1
                                       7.375          1,469.76         80
                                       7.125          1,469.76
    SAN DIEGO        CA   92126          1            01/31/02         00
    742697                               05           03/01/02          0
    742697                               N            02/01/32
    0


    7321327          286/286             F          200,000.00         ZZ
                                         360        199,769.02          1
                                       8.750          1,573.40         80
                                       8.500          1,573.40
    PANORAMA CITY    CA   91402          5            01/15/02         00
    9923153                              05           03/01/02          0
    9923153                              O            02/01/32
    0


    7321331          286/286             F          169,000.00         ZZ
                                         360        168,742.03          3
                                       7.375          1,167.24         89
                                       7.125          1,167.24
    BALTIMORE        MD   21217          2            01/31/02         10
    765191                               05           03/01/02         25
    765191                               N            02/01/32
    0


    7321337          286/286             F          280,000.00         ZZ
                                         360        279,776.09          1
                                       7.125          1,886.41         80
                                       6.875          1,886.41
    ATLANTA          GA   30310          1            02/12/02         00
    747605                               05           04/01/02          0
    747605                               O            03/01/32
    0


    7325199          L49/G02             F          342,000.00         ZZ
                                         360        342,000.00          1
                                       7.000          2,275.34         48
                                       6.750          2,275.34
    GILROY           CA   95020          1            03/22/02         00
    0433854890                           03           05/01/02          0
1


    10009552                             O            04/01/32
    0


    7330979          405/405             F          635,000.00         ZZ
                                         360        634,479.50          1
                                       7.000          4,224.67         72
                                       6.500          4,224.67
    PASADENA         CA   91106          5            02/25/02         00
    0012992467                           05           04/01/02          0
    0012992467                           O            03/01/32
    0


    7331071          405/405             F          439,200.00         ZZ
                                         360        439,200.00          1
                                       6.875          2,885.23         80
                                       6.500          2,885.23
    LOS ANGELES      CA   90046          1            03/20/02         00
    0018280214                           05           05/01/02          0
    0018280214                           O            04/01/32
    0


    7331101          405/405             F          570,000.00         ZZ
                                         360        570,000.00          1
                                       6.875          3,744.50         75
                                       6.500          3,744.50
    SAN JOSE         CA   95124          5            03/25/02         00
    0018298281                           05           05/01/02          0
    0018298281                           O            04/01/32
    0


    7331127          405/405             F          492,000.00         ZZ
                                         360        492,000.00          1
                                       6.875          3,232.09         80
                                       6.500          3,232.09
    LOS ANGELES      CA   91604          1            03/25/02         00
    0018311902                           05           05/01/02          0
    0018311902                           O            04/01/32
    0


    7331167          405/405             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.000          3,991.82         75
                                       6.500          3,991.82
    ORINDA           CA   94563          5            03/19/02         00
    0018321364                           05           05/01/02          0
    0018321364                           O            04/01/32
    0


1


    7331175          405/405             F          427,500.00         ZZ
                                         360        427,500.00          1
                                       7.250          2,916.31         74
                                       6.750          2,916.31
    ENCINITAS        CA   92024          5            03/25/02         00
    0018327445                           03           05/01/02          0
    0018327445                           O            04/01/32
    0


    7331179          405/405             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       6.750          2,724.12         80
                                       6.500          2,724.12
    PLEASANT HILL    CA   94523          1            03/28/02         00
    0018327957                           05           05/01/02          0
    0018327957                           O            04/01/32
    0


    7331235          405/405             F          435,000.00         ZZ
                                         360        435,000.00          1
                                       6.875          2,857.64         80
                                       6.500          2,857.64
    SAN FRANCISCO    CA   94122          1            03/21/02         00
    0018341362                           05           05/01/02          0
    0018341362                           O            04/01/32
    0


    7331275          405/405             F          416,000.00         ZZ
                                         360        416,000.00          1
                                       6.750          2,698.17         80
                                       6.500          2,698.17
    LA HABRA         CA   90631          1            03/20/02         00
    0060042843                           05           05/01/02          0
    0060042843                           O            04/01/32
    0


    7337966          738/G02             F           98,000.00         ZZ
                                         360         97,937.50          3
                                       8.250            736.25         90
                                       8.000            736.25
    POMPANO BEACH    FL   33060          1            02/08/02         10
    0433750353                           05           04/01/02         25
    00402229230020                       N            03/01/32
    0


    7339862          601/G02             F          240,350.00         ZZ
                                         360        240,042.42          1
                                       8.250          1,805.67         95
                                       8.000          1,805.67
1


    OMAHA            NE   68154          1            01/16/02         11
    0433756947                           05           03/01/02         30
    61165429                             O            02/01/32
    0


    7341720          K15/G02             F           85,500.00         ZZ
                                         360         85,387.76          1
                                       8.125            634.84         95
                                       7.875            634.84
    LIGONIER         IN   46767          5            01/16/02         41
    0433621745                           05           03/01/02         30
    7341720                              O            02/01/32
    0


    7343179          253/253             F          533,500.00         ZZ
                                         360        533,500.00          1
                                       7.250          3,639.42         80
                                       7.000          3,639.42
    SANTA FE         NM   87506          2            03/18/02         00
    996499                               05           05/01/02          0
    996499                               O            04/01/32
    0


    7345676          069/G02             F           93,750.00         ZZ
                                         360         93,366.77          1
                                       7.000            623.73         75
                                       6.750            623.73
    REDLANDS         CA   92374          5            12/19/01         00
    0433542388                           09           02/01/02          0
    88234588                             O            01/01/32
    0


    7345692          N47/G02             F          241,600.00         ZZ
                                         360        241,600.00          1
                                       7.250          1,648.14         80
                                       7.000          1,648.14
    ANAHEIM          CA   92806          1            03/14/02         00
    0433828159                           05           05/01/02          0
    30320077                             O            04/01/32
    0


    7346813          E22/G02             F          103,600.00         ZZ
                                         360        103,600.00          1
                                       8.125            769.23         44
                                       7.875            769.23
    MIDLOTHIAN       TX   76065          5            04/01/02         00
    0413835125                           05           05/01/02          0
    0413835125                           O            04/01/32
    0
1




    7346911          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       7.500            755.15         90
                                       7.250            755.15
    FORT WORTH       TX   76109          1            04/05/02         04
    0413889494                           05           05/01/02         25
    0413889494                           O            04/01/32
    0


    7346943          E22/G02             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       7.375          1,277.75         79
                                       7.125          1,277.75
    CITRUS HEIGHTS   CA   95610          2            03/28/02         00
    0413903170                           05           05/01/02          0
    0413903170                           O            04/01/32
    0


    7347825          967/G02             F          232,000.00         ZZ
                                         360        232,000.00          2
                                       7.625          1,642.08         80
                                       7.375          1,642.08
    PROSSER          WA   99350          5            03/25/02         00
    0433877818                           05           05/01/02          0
    8752602                              O            04/01/32
    0


    7348351          477/G02             F          144,000.00         ZZ
                                         360        143,402.87          1
                                       7.000            958.04         90
                                       6.750            958.04
    STOCKTON         CA   95204          1            10/03/01         10
    0433888914                           05           12/01/01         25
    123458                               O            11/01/31
    0


    7348645          286/286             F          164,800.00         ZZ
                                         360        164,683.68          4
                                       7.750          1,180.65         69
                                       7.500          1,180.65
    AURORA           IL   60505          5            02/08/02         00
    1004463                              05           04/01/02          0
    1004463                              N            03/01/32
    0


    7348647          286/286             F          111,400.00         ZZ
                                         360        111,225.66          4
1


                                       7.250            759.95         66
                                       7.000            759.95
    AUSTIN           TX   78744          2            01/29/02         00
    916629                               05           03/01/02          0
    916629                               N            02/01/32
    0


    7348649          286/286             F          111,600.00         ZZ
                                         360        111,425.35          4
                                       7.250            761.31         66
                                       7.000            761.31
    AUSTIN           TX   78744          2            01/29/02         00
    916626                               05           03/01/02          0
    916626                               N            02/01/32
    0


    7348651          286/286             F          131,350.00         ZZ
                                         360        131,247.53          4
                                       7.250            896.04         73
                                       7.000            896.04
    AUSTIN           TX   78745          2            02/06/02         00
    916625                               05           04/01/02          0
    916625                               N            03/01/32
    0


    7348665          286/286             F           99,000.00         ZZ
                                         360         98,848.87          1
                                       7.375            683.77         73
                                       7.125            683.77
    AURORA           CO   80012          2            01/24/02         00
    882917                               03           03/01/02          0
    882917                               N            02/01/32
    0


    7348677          286/286             F          148,000.00         ZZ
                                         360        147,741.61          2
                                       7.875          1,073.11         80
                                       7.625          1,073.11
    PHOENIX          AZ   85016          5            01/30/02         00
    991545                               05           03/01/02          0
    991545                               N            02/01/32
    0


    7348685          286/286             F          116,000.00         ZZ
                                         360        115,916.03          1
                                       7.625            821.05         80
                                       7.375            821.05
    WASHINGTON       DC   20002          1            02/08/02         00
    884643                               05           04/01/02          0
1


    884643                               N            03/01/32
    0


    7348687          286/286             F          128,400.00         ZZ
                                         360        128,218.15          2
                                       7.750            919.88         80
                                       7.500            919.88
    SPRINGFIELD      OR   97478          1            01/25/02         00
    928210                               05           03/01/02          0
    928210                               N            02/01/32
    0


    7348693          286/286             F          109,500.00         ZZ
                                         360        109,414.57          2
                                       7.250            746.99         75
                                       7.000            746.99
    NASHVILLE        TN   37221          5            02/12/02         00
    1007256                              05           04/01/02          0
    1007256                              N            03/01/32
    0


    7348699          286/286             F           96,000.00         ZZ
                                         360         95,860.60          1
                                       7.625            679.48         80
                                       7.375            679.48
    AKRON            OH   44312          5            01/28/02         00
    975603                               05           03/01/02          0
    975603                               N            02/01/32
    0


    7348713          286/286             F           90,400.00         ZZ
                                         360         90,101.70          1
                                       7.375            624.37         80
                                       7.125            624.37
    BRIDGETON        NJ   08302          5            01/31/02         00
    863421                               05           04/01/02          0
    863421                               N            03/01/32
    0


    7348721          286/286             F          205,000.00         ZZ
                                         360        204,847.86          3
                                       7.500          1,433.39         61
                                       7.250          1,433.39
    CHICAGO          IL   60622          5            02/11/02         00
    963426                               05           04/01/02          0
    963426                               N            03/01/32
    0


1


    7348729          286/286             F          378,750.00         ZZ
                                         360        378,157.28          4
                                       7.250          2,583.75         75
                                       7.000          2,583.75
    ATLANTA          GA   30318          2            01/24/02         00
    930642                               05           03/01/02          0
    930642                               N            02/01/32
    0


    7348731          286/286             F          380,000.00         ZZ
                                         360        379,419.92          2
                                       7.375          2,624.57         76
                                       7.125          2,624.57
    ATLANTA          GA   30318          2            01/24/02         00
    930646                               05           03/01/02          0
    930646                               N            02/01/32
    0


    7348735          286/286             F          132,000.00         ZZ
                                         360        131,714.15          2
                                       7.875            957.10         80
                                       7.625            957.10
    HAVERHILL        MA   01832          5            01/24/02         00
    916133                               05           03/01/02          0
    916133                               N            02/01/32
    0


    7348745          286/286             F          150,500.00         ZZ
                                         360        150,286.71          3
                                       7.750          1,078.21         70
                                       7.500          1,078.21
    BROCKTON         MA   02301          5            01/17/02         00
    889782                               05           03/01/02          0
    889782                               N            02/01/32
    0


    7348747          286/286             F           96,000.00         ZZ
                                         360         95,860.58          1
                                       7.625            679.49         80
                                       7.375            679.49
    ROUND ROCK       TX   78664          5            01/16/02         00
    927560                               05           03/01/02          0
    927560                               N            02/01/32
    0


    7348749          286/286             F          162,000.00         ZZ
                                         360        161,764.75          1
                                       7.625          1,146.63         90
                                       7.375          1,146.63
1


    ROSWELL          GA   30075          2            01/30/02         10
    991941                               05           03/01/02         25
    991941                               N            02/01/32
    0


    7348755          286/286             F          185,000.00         ZZ
                                         360        184,703.24          1
                                       7.125          1,246.38         56
                                       6.875          1,246.38
    HOBOKEN          NJ   07030          5            01/30/02         00
    933419                               05           03/01/02          0
    933419                               N            02/01/32
    0


    7348761          286/286             F          116,800.00         ZZ
                                         360        116,713.31          1
                                       7.500            816.69         80
                                       7.250            816.69
    NAPERVILLE       IL   60540          1            02/01/02         00
    1000699                              01           04/01/02          0
    1000699                              N            03/01/32
    0


    7348763          286/286             F          100,000.00         ZZ
                                         360         99,925.75          1
                                       7.750            716.42         80
                                       7.500            716.42
    ALBUQUERQUE      NM   87120          5            02/08/02         00
    1002367                              05           04/01/02          0
    1002367                              N            03/01/32
    0


    7348771          286/286             F          111,000.00         ZZ
                                         360        110,830.56          1
                                       7.375            766.65         64
                                       7.125            766.65
    ALEXANDRIA       VA   22314          2            02/01/02         00
    901768                               01           03/01/02          0
    901768                               N            02/01/32
    0


    7348773          286/286             F          159,200.00         ZZ
                                         360        158,962.96          1
                                       7.500          1,113.15         80
                                       7.250          1,113.15
    STERLING         VA   20165          1            01/30/02         00
    983718                               03           03/01/02          0
    983718                               N            02/01/32
    0
1




    7348779          286/286             F          156,300.00         ZZ
                                         360        156,061.39          1
                                       7.375          1,079.53         90
                                       7.125          1,079.53
    CASSELBERRY      FL   32707          1            01/31/02         12
    938629                               03           03/01/02         25
    938629                               N            02/01/32
    0


    7348783          286/286             F           97,000.00         ZZ
                                         360         96,855.57          4
                                       7.500            678.24         45
                                       7.250            678.24
    NASHUA           NH   03060          2            01/23/02         00
    884368                               05           03/01/02          0
    884368                               N            02/01/32
    0


    7348787          286/286             F          300,700.00         ZZ
                                         360        300,252.28          3
                                       7.500          2,102.54         75
                                       7.250          2,102.54
    BALTIMORE        MD   21230          5            01/25/02         00
    876736                               05           03/01/02          0
    876736                               N            02/01/32
    0


    7348791          286/286             F          144,000.00         ZZ
                                         360        143,769.00          1
                                       7.125            970.16         72
                                       6.875            970.16
    OVIEDO           FL   32765          1            01/30/02         00
    981152                               03           03/01/02          0
    981152                               N            02/01/32
    0


    7348793          286/286             F          232,000.00         ZZ
                                         360        231,654.56          2
                                       7.500          1,622.18         80
                                       7.250          1,622.18
    EDISON           NJ   08817          5            01/24/02         00
    916947                               05           03/01/02          0
    916947                               N            02/01/32
    0


    7348795          286/286             F          270,000.00         ZZ
                                         360        269,566.87          1
1


                                       7.125          1,819.05         75
                                       6.875          1,819.05
    SEATTLE          WA   98112          5            01/15/02         00
    903122                               05           03/01/02          0
    903122                               N            02/01/32
    0


    7348799          286/286             F          131,400.00         ZZ
                                         360        131,213.91          1
                                       7.750            941.37         90
                                       7.500            941.37
    MESA             AZ   85204          1            01/18/02         12
    947244                               05           03/01/02         25
    947244                               N            02/01/32
    0


    7348803          286/286             F          170,000.00         ZZ
                                         360        169,883.01          1
                                       7.875          1,232.62         85
                                       7.625          1,232.62
    AURORA           CO   80014          5            02/08/02         12
    957518                               01           04/01/02         25
    957518                               N            03/01/32
    0


    7348811          286/286             F          128,000.00         ZZ
                                         360        127,625.48          3
                                       7.625            905.98         70
                                       7.375            905.98
    PORTLAND         ME   04101          5            01/31/02         00
    927678                               05           03/01/02          0
    927678                               N            02/01/32
    0


    7348813          286/286             F          177,000.00         ZZ
                                         360        176,685.23          4
                                       7.750          1,268.05         65
                                       7.500          1,268.05
    PORTLAND         ME   04102          5            01/31/02         00
    993850                               05           03/01/02          0
    993850                               N            02/01/32
    0


    7348823          286/286             F           93,800.00         ZZ
                                         360         93,584.54          1
                                       7.375            647.86         42
                                       7.125            647.86
    ROCKLIN          CA   95765          1            01/11/02         00
    849534                               05           03/01/02          0
1


    849534                               N            02/01/32
    0


    7348825          286/286             F          113,500.00         ZZ
                                         360        113,335.18          1
                                       7.625            803.35         89
                                       7.375            803.35
    DISTRICT HEIGHT  MD   20747          2            01/28/02         11
    968506                               03           03/01/02         25
    968506                               N            02/01/32
    0


    7348827          286/286             F          175,000.00         ZZ
                                         360        174,739.43          1
                                       7.500          1,223.63         70
                                       7.250          1,223.63
    YORKTOWN HEIGHT  NY   10598          5            01/31/02         00
    881559                               01           03/01/02          0
    881559                               N            02/01/32
    0


    7348837          286/286             F          156,800.00         ZZ
                                         360        156,566.53          3
                                       7.500          1,096.37         80
                                       7.250          1,096.37
    TUCSON           AZ   85719          1            01/28/02         00
    931240                               05           03/01/02          0
    931240                               N            02/01/32
    0


    7348855          286/286             F           94,500.00         ZZ
                                         360         94,359.30          2
                                       7.500            660.76         90
                                       7.250            660.76
    TUCSON           AZ   85711          2            01/23/02         12
    978646                               05           03/01/02         25
    978646                               N            02/01/32
    0


    7348859          286/286             F          176,400.00         ZZ
                                         360        176,168.42          1
                                       8.125          1,309.77         90
                                       7.875          1,309.77
    DECATUR          GA   30033          1            01/17/02         11
    979930                               05           03/01/02         25
    979930                               N            02/01/32
    0


1


    7348863          286/286             F          103,400.00         ZZ
                                         360        103,249.85          1
                                       7.625            731.86         90
                                       7.375            731.86
    MONTGOMERY       TX   77356          1            01/28/02         21
    929455                               03           03/01/02         25
    929455                               N            02/01/32
    0


    7348869          286/286             F           90,950.00         ZZ
                                         360         90,785.54          1
                                       7.625            643.74         85
                                       7.375            643.74
    STONE MOUNTAIN   GA   30083          2            01/28/02         12
    917893                               05           03/01/02         12
    917893                               N            02/01/32
    0


    7348871          286/286             F          171,850.00         ZZ
                                         360        171,722.46          4
                                       7.500          1,201.61         70
                                       7.250          1,201.61
    BLUE SPRINGS     MO   64014          5            02/05/02         00
    944576                               05           04/01/02          0
    944576                               N            03/01/32
    0


    7348873          286/286             F          135,950.00         ZZ
                                         360        135,738.27          1
                                       7.750            973.97         90
                                       7.500            973.97
    ORLANDO          FL   32804          1            02/05/02         14
    995432                               05           03/01/02         25
    995432                               N            02/01/32
    0


    7348877          286/286             F          193,500.00         ZZ
                                         360        193,232.79          3
                                       7.875          1,403.01         90
                                       7.625          1,403.01
    WORCESTER        MA   01601          1            01/22/02         12
    928913                               05           03/01/02         25
    928913                               N            02/01/32
    0


    7348879          286/286             F          118,400.00         ZZ
                                         360        118,214.71          3
                                       7.250            807.70         80
                                       7.000            807.70
1


    WEST FALLOWFIEL  PA   19330          1            01/22/02         00
    878695                               05           03/01/02          0
    878695                               N            02/01/32
    0


    7348897          286/286             F           93,500.00         ZZ
                                         360         93,386.30          1
                                       8.500            718.94         85
                                       8.250            718.94
    MAPLE HTS        OH   44137          5            01/25/02         10
    921872                               05           03/01/02         25
    921872                               N            02/01/32
    0


    7348915          286/286             F          119,000.00         ZZ
                                         360        118,827.19          1
                                       7.625            842.28         68
                                       7.375            842.28
    WHEATON          IL   60187          2            01/30/02         00
    898792                               05           03/01/02          0
    898792                               N            02/01/32
    0


    7348917          286/286             F          155,000.00         ZZ
                                         360        154,785.96          1
                                       7.875          1,123.86         80
                                       7.625          1,123.86
    SHAKER HTS.      OH   44122          2            01/25/02         00
    900658                               05           03/01/02          0
    900658                               N            02/01/32
    0


    7348919          286/286             F          140,000.00         ZZ
                                         360        139,801.74          1
                                       7.750          1,002.98         78
                                       7.500          1,002.98
    MILFORD          OH   45150          1            01/30/02         00
    933622                               05           03/01/02          0
    933622                               N            02/01/32
    0


    7348923          286/286             F          143,000.00         ZZ
                                         360        142,831.68          1
                                       7.750          1,024.47         65
                                       7.500          1,024.47
    FALLS CHURCH     VA   22043          2            02/05/02         00
    962864                               01           04/01/02          0
    962864                               N            03/01/32
    0
1




    7348927          286/286             F          106,200.00         ZZ
                                         360        106,053.34          1
                                       7.875            770.03         90
                                       7.625            770.03
    WOODBRIDGE       VA   22193          1            01/28/02         10
    147743                               05           03/01/02         25
    147743                               N            02/01/32
    0


    7348933          286/286             F          149,600.00         ZZ
                                         360        149,382.76          1
                                       7.625          1,058.86         80
                                       7.375          1,058.86
    AUSTIN           TX   78728          5            01/23/02         00
    919768                               05           03/01/02          0
    919768                               N            02/01/32
    0


    7348957          286/286             F          274,000.00         ZZ
                                         360        273,780.89          1
                                       7.125          1,845.99         53
                                       6.875          1,845.99
    ALEXANDRIA       VA   22314          2            02/06/02         00
    970814                               03           04/01/02          0
    970814                               N            03/01/32
    0


    7348961          286/286             F          127,200.00         ZZ
                                         360        127,037.20          3
                                       8.250            955.62         80
                                       8.000            955.62
    POMPANO BEACH    FL   33060          1            01/30/02         00
    964877                               05           03/01/02          0
    964877                               N            02/01/32
    0


    7348965          286/286             F          125,000.00         ZZ
                                         360        123,913.45          1
                                       7.500            874.02         74
                                       7.250            874.02
    SCOTTSDALE       AZ   85254          1            01/29/02         00
    991563                               05           03/01/02          0
    991563                               N            02/01/32
    0


    7348975          286/286             F           94,500.00         ZZ
                                         360         94,379.06          2
1


                                       8.250            709.95         90
                                       8.000            709.95
    CONYERS          GA   30012          1            01/17/02         12
    953314                               05           03/01/02         25
    953314                               N            02/01/32
    0


    7348977          286/286             F          126,000.00         ZZ
                                         360        125,802.81          1
                                       7.250            859.55         72
                                       7.000            859.55
    BELLAIRE         TX   77401          1            02/01/02         00
    1003134                              05           03/01/02          0
    1003134                              N            02/01/32
    0


    7348979          286/286             F          137,500.00         ZZ
                                         360        137,284.81          1
                                       7.250            938.00         62
                                       7.000            938.00
    BELLAIRE         TX   77401          5            02/01/02         00
    1003120                              05           03/01/02          0
    1003120                              N            02/01/32
    0


    7348981          286/286             F          127,650.00         ZZ
                                         360        127,450.24          1
                                       7.250            870.80         74
                                       7.000            870.80
    MEMPHIS          TN   38104          2            01/24/02         00
    941907                               05           03/01/02          0
    941907                               N            02/01/32
    0


    7348983          286/286             F          143,150.00         ZZ
                                         360        142,925.97          1
                                       7.250            976.54         74
                                       7.000            976.54
    MEMPHIS          TN   38111          2            01/24/02         00
    941877                               05           03/01/02          0
    941877                               N            02/01/32
    0


    7348985          286/286             F           96,100.00         ZZ
                                         360         95,977.02          1
                                       8.250            721.97         90
                                       8.000            721.97
    HYATTSVILLE      MD   20784          1            01/25/02         12
    916658                               05           03/01/02         25
1


    916658                               N            02/01/32
    0


    7349003          286/286             F          114,000.00         ZZ
                                         360        113,830.25          1
                                       7.500            797.11         70
                                       7.250            797.11
    GILBERT          AZ   85296          1            01/23/02         00
    970049                               03           03/01/02          0
    970049                               N            02/01/32
    0


    7349007          286/286             F          138,750.00         ZZ
                                         360        138,553.49          3
                                       7.750            994.03         75
                                       7.500            994.03
    WALLINGFORD      CT   06492          2            01/11/02         00
    686729                               05           03/01/02          0
    686729                               N            02/01/32
    0


    7349011          286/286             F          104,000.00         ZZ
                                         360        103,916.83          2
                                       7.125            700.67         80
                                       6.875            700.67
    GARDEN CITY      MI   48135          1            02/08/02         00
    931037                               05           04/01/02          0
    931037                               N            03/01/32
    0


    7349015          286/286             F          160,000.00         ZZ
                                         360        159,889.88          3
                                       7.875          1,160.12         80
                                       7.625          1,160.12
    WARREN           RI   02885          2            02/13/02         00
    965485                               05           04/01/02          0
    965485                               N            03/01/32
    0


    7349019          286/286             F          144,400.00         ZZ
                                         360        144,184.99          1
                                       7.500          1,009.67         80
                                       7.250          1,009.67
    ATLANTA          GA   30317          5            01/29/02         00
    930633                               05           03/01/02          0
    930633                               N            02/01/32
    0


1


    7349027          286/286             F          124,000.00         ZZ
                                         360        123,824.38          3
                                       7.750            888.36         69
                                       7.500            888.36
    NEPTUNE TWP.     NJ   07756          1            02/01/02         00
    546547                               05           03/01/02          0
    546547                               N            02/01/32
    0


    7349029          286/286             F          112,500.00         ZZ
                                         360        112,416.51          2
                                       7.500            786.62         75
                                       7.250            786.62
    HOLLAND          MI   49423          5            02/12/02         00
    956300                               05           04/01/02          0
    956300                               N            03/01/32
    0


    7349031          286/286             F          106,200.00         ZZ
                                         360        106,126.91          1
                                       7.875            770.03         90
                                       7.625            770.03
    LYNN             MA   01905          1            02/08/02         12
    1004953                              05           04/01/02         25
    1004953                              N            03/01/32
    0


    7349033          286/286             F          136,350.00         ZZ
                                         360        136,256.16          1
                                       7.875            988.64         90
                                       7.625            988.64
    MATTAPAN         MA   02126          1            02/08/02         12
    1005720                              05           04/01/02         25
    1005720                              N            03/01/32
    0


    7349039          286/286             F          135,000.00         ZZ
                                         360        134,788.74          1
                                       7.250            920.94         49
                                       7.000            920.94
    ATLANTA          GA   30319          2            01/25/02         00
    878591                               05           03/01/02          0
    878591                               N            02/01/32
    0


    7349041          286/286             F          251,100.00         ZZ
                                         360        250,448.73          1
                                       7.375          1,734.29         90
                                       7.125          1,734.29
1


    POULSBO          WA   98370          1            01/16/02         11
    963559                               05           03/01/02         25
    963559                               N            02/01/32
    0


    7349047          286/286             F          217,000.00         ZZ
                                         360        216,660.40          4
                                       7.250          1,480.33         70
                                       7.000          1,480.33
    WALL TWP         NJ   07719          5            01/29/02         00
    602694                               05           03/01/02          0
    602694                               N            02/01/32
    0


    7349049          286/286             F          105,000.00         ZZ
                                         360        104,835.68          1
                                       7.250            716.29         64
                                       7.000            716.29
    ASHLAND          OR   97520          1            01/11/02         00
    915171                               03           03/01/02          0
    915171                               N            02/01/32
    0


    7349057          286/286             F          161,000.00         ZZ
                                         360        160,760.27          3
                                       7.500          1,125.74         70
                                       7.250          1,125.74
    CHICAGO          IL   60651          5            01/22/02         00
    883324                               05           03/01/02          0
    883324                               N            02/01/32
    0


    7349059          286/286             F           96,000.00         ZZ
                                         360         95,849.77          1
                                       7.250            654.89         52
                                       7.000            654.89
    DENVER           CO   80222          2            01/25/02         00
    878908                               05           03/01/02          0
    878908                               N            02/01/32
    0


    7349061          286/286             F          111,600.00         ZZ
                                         360        111,429.62          1
                                       7.375            770.80         90
                                       7.125            770.80
    CANTON           GA   30115          2            01/18/02         12
    844649                               05           03/01/02         25
    844649                               N            02/01/32
    0
1




    7349063          286/286             F          155,250.00         ZZ
                                         360        155,140.42          4
                                       7.750          1,112.24         75
                                       7.500          1,112.24
    OWENSBORO        KY   42301          2            02/05/02         00
    916633                               05           04/01/02          0
    916633                               N            03/01/32
    0


    7349073          286/286             F          100,000.00         ZZ
                                         360         99,851.12          1
                                       7.500            699.21         80
                                       7.250            699.21
    ROSEBURG         OR   97470          1            01/09/02         00
    903041                               05           03/01/02          0
    903041                               N            02/01/32
    0


    7349075          286/286             F          260,000.00         ZZ
                                         360        259,631.79          2
                                       7.750          1,862.68         80
                                       7.500          1,862.68
    EVANSTON         IL   60201          1            01/28/02         00
    930427                               05           03/01/02          0
    930427                               N            02/01/32
    0


    7349077          286/286             F          260,000.00         ZZ
                                         360        259,631.79          2
                                       7.750          1,862.68         80
                                       7.500          1,862.68
    EVANSTON         IL   60201          1            01/28/02         00
    858606                               05           03/01/02          0
    858606                               N            02/01/32
    0


    7349097          286/286             F          143,910.00         ZZ
                                         360        143,725.69          1
                                       8.250          1,081.15         90
                                       8.000          1,081.15
    GREENWOOD        MO   64034          1            01/25/02         21
    895579                               05           03/01/02         25
    895579                               N            02/01/32
    0


    7349101          286/286             F          106,100.00         ZZ
                                         360        105,878.08          1
1


                                       8.250            797.09         90
                                       8.000            797.09
    ST PAUL          MN   55105          1            01/17/02         04
    932449                               05           03/01/02         25
    932449                               N            02/01/32
    0


    7349103          286/286             F          123,900.00         ZZ
                                         360        123,726.90          1
                                       7.875            898.36         80
                                       7.625            898.36
    MENOMONEE FALLS  WI   53051          1            01/31/02         00
    917628                               05           03/01/02          0
    917628                               N            02/01/32
    0


    7349107          286/286             F          135,000.00         ZZ
                                         360        134,827.24          2
                                       8.250          1,014.21         72
                                       8.000          1,014.21
    ATLANTA          GA   30316          5            01/09/02         00
    930850                               05           03/01/02          0
    930850                               N            02/01/32
    0


    7349113          286/286             F          215,900.00         ZZ
                                         360        215,594.24          1
                                       7.750          1,546.74         80
                                       7.500          1,546.74
    CLARKSVILLE      MD   21029          1            02/01/02         00
    893874                               03           03/01/02          0
    893874                               N            02/01/32
    0


    7349115          286/286             F          115,600.00         ZZ
                                         360        115,477.00          1
                                       7.750            828.18         80
                                       7.500            828.18
    NEPTUNE          NJ   07753          1            02/08/02         00
    989771                               05           04/01/02          0
    989771                               N            03/01/32
    0


    7349123          286/286             F          126,000.00         ZZ
                                         360        125,830.36          4
                                       8.000            924.54         90
                                       7.750            924.54
    TUCSON           AZ   85716          1            01/29/02         12
    1003559                              05           03/01/02         25
1


    1003559                              N            02/01/32
    0


    7349131          286/286             F          104,000.00         ZZ
                                         360        103,837.23          1
                                       7.250            709.47         78
                                       7.000            709.47
    TUCSON           AZ   85742          5            01/24/02         00
    959364                               03           03/01/02          0
    959364                               N            02/01/32
    0


    7349137          286/286             F          207,000.00         ZZ
                                         360        206,735.09          2
                                       8.250          1,555.13         90
                                       8.000          1,555.13
    MIAMI            FL   33165          1            01/28/02         14
    915192                               05           03/01/02         25
    915192                               N            02/01/32
    0


    7349139          286/286             F          202,500.00         ZZ
                                         360        202,240.85          2
                                       8.250          1,521.32         90
                                       8.000          1,521.32
    MIAMI            FL   33135          1            01/28/02         21
    915250                               05           03/01/02         25
    915250                               N            02/01/32
    0


    7349143          286/286             F          123,000.00         ZZ
                                         360        122,812.22          2
                                       7.375            849.54         80
                                       7.125            849.54
    BRYAN            TX   77807          2            01/19/02         00
    834931                               05           03/01/02          0
    834931                               N            02/01/32
    0


    7349145          286/286             F          131,000.00         ZZ
                                         360        130,809.77          2
                                       7.625            927.21         85
                                       7.375            927.21
    BRYAN            TX   77807          2            01/19/02         10
    834922                               05           03/01/02         12
    834922                               N            02/01/32
    0


1


    7349147          286/286             F          123,000.00         ZZ
                                         360        122,812.22          2
                                       7.375            849.54         80
                                       7.125            849.54
    BRYAN            TX   77807          2            01/19/02         00
    834926                               05           03/01/02          0
    834926                               N            02/01/32
    0


    7349149          286/286             F          128,000.00         ZZ
                                         360        127,712.12          1
                                       7.250            873.19         80
                                       7.000            873.19
    LAS VEGAS        NV   89103          1            01/17/02         00
    458557                               05           03/01/02          0
    458557                               N            02/01/32
    0


    7349153          286/286             F          107,700.00         ZZ
                                         360        107,551.27          1
                                       7.875            780.90         90
                                       7.625            780.90
    FORT WORTH       TX   76108          1            01/28/02         10
    945674                               05           03/01/02         25
    945674                               N            02/01/32
    0


    7349155          286/286             F          107,200.00         ZZ
                                         360        107,059.27          1
                                       8.125            795.96         80
                                       7.875            795.96
    MESA             AZ   85202          2            01/23/02         00
    986409                               03           03/01/02          0
    986409                               N            02/01/32
    0


    7349157          286/286             F          132,000.00         ZZ
                                         360        131,906.83          1
                                       7.750            945.67         80
                                       7.500            945.67
    INDIANAPOLIS     IN   46208          2            02/04/02         00
    948168                               05           04/01/02          0
    948168                               N            03/01/32
    0


    7349175          286/286             F           96,000.00         ZZ
                                         360         95,932.24          1
                                       7.750            687.76         75
                                       7.500            687.76
1


    LAUREL           MD   20723          2            02/12/02         00
    993189                               03           04/01/02          0
    993189                               N            03/01/32
    0


    7349179          286/286             F          125,730.00         ZZ
                                         360        125,381.99          1
                                       8.000            922.56         90
                                       7.750            922.56
    ENGLEWOOD        CO   80110          1            01/28/02         10
    933858                               05           03/01/02         25
    933858                               N            02/01/32
    0


    7349391          477/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       6.750            726.43         80
                                       6.500            726.43
    PHOENIX          AZ   85044          5            03/20/02         00
    0433884350                           05           05/01/02          0
    107734                               O            04/01/32
    0


    7355288          E22/G02             F           48,600.00         ZZ
                                         360         48,543.87          1
                                       8.750            382.34         90
                                       8.500            382.34
    MIRAMAR          FL   33025          5            01/07/02         01
    0413415233                           08           03/01/02         25
    0413415233                           O            02/01/32
    0


    7363826          J95/G02             F           40,125.00         ZZ
                                         360         39,936.63          1
                                       6.625            256.93         75
                                       6.375            256.93
    MOUNTAIN HOME    ID   83647          5            11/08/01         00
    0433621000                           05           12/01/01          0
    0027880038                           N            11/01/31
    0


    7363842          J95/G02             F           50,000.00         ZZ
                                         360         49,903.67          1
                                       8.250            375.64         62
                                       8.000            375.64
    PHOENIX          AZ   85040          5            12/17/01         00
    0433620408                           05           02/01/02          0
    0027920727                           N            01/01/32
    0
1




    7363846          J95/G02             F           35,000.00         ZZ
                                         360         34,892.47          1
                                       7.375            241.74         68
                                       7.125            241.74
    WINTER PARK      FL   32792          1            11/30/01         00
    0433620127                           01           01/01/02          0
    0027923077                           N            12/01/31
    0


    7369410          601/G02             F          460,000.00         ZZ
                                         360        459,348.57          1
                                       7.750          3,295.50         80
                                       7.500          3,295.50
    MAGNOLIA         TX   77354          2            01/18/02         00
    0433752490                           03           03/01/02          0
    82412673                             O            02/01/32
    0


    7370696          313/G02             F          542,100.00         ZZ
                                         360        541,251.66          3
                                       7.250          3,698.08         75
                                       7.000          3,698.08
    CHICAGO          IL   60657          2            01/17/02         00
    0433753456                           05           03/01/02          0
    8449423                              O            02/01/32
    0


    7373038          962/G02             F           50,000.00         ZZ
                                         360         49,936.02          1
                                       8.250            375.63         75
                                       8.000            375.63
    FARGO            ND   58103          5            01/23/02         00
    0433618311                           05           03/01/02          0
    1                                    N            02/01/32
    0


    7374642          U05/G02             F          164,000.00         ZZ
                                         360        163,761.85          1
                                       7.625          1,160.78         80
                                       7.375          1,160.78
    ANNA             TX   75409          5            01/25/02         00
    0433808730                           05           03/01/02          0
    3202268                              O            02/01/32
    0


    7379642          601/G02             F          104,000.00         T
                                         360        103,852.72          1
1


                                       7.750            745.07         80
                                       7.500            745.07
    SOUTH PADRE ISL  TX   78597          1            01/18/02         00
    0433726684                           08           03/01/02          0
    6115570                              O            02/01/32
    0


    7383576          N74/G02             F           30,000.00         ZZ
                                         360         29,954.22          1
                                       7.375            207.20         72
                                       7.125            207.20
    EL DORADO        AR   71730          5            01/17/02         00
    0433631611                           05           03/01/02          0
    0029733010                           O            02/01/32
    0


    7390220          601/G02             F           93,000.00         ZZ
                                         360         91,158.63          1
                                       7.125            626.56         57
                                       6.875            626.56
    ALPHARETTA       GA   30004          5            01/17/02         00
    0433740354                           05           03/01/02          0
    82401730                             O            02/01/32
    0


    7398585          F19/G02             F          214,400.00         ZZ
                                         360        214,400.00          1
                                       7.375          1,480.81         78
                                       7.125          1,480.81
    SANTA CRUZ       CA   95060          1            03/26/02         00
    0433888369                           01           05/01/02          0
    816288                               N            04/01/32
    0


    7403336          P01/G02             F          241,400.00         ZZ
                                         360        241,400.00          1
                                       7.875          1,750.32         85
                                       7.625          1,750.32
    LAGRANGEVILLE    NY   12540          1            03/06/02         04
    0433794484                           05           05/01/02         12
    02004003                             O            04/01/32
    0


    7431517          E98/G02             F          445,000.00         ZZ
                                         360        445,000.00          1
                                       7.375          3,073.50         74
                                       7.125          3,073.50
    ALEXANDRIA       MN   56308          5            03/25/02         00
    0433873999                           05           05/01/02          0
1


    8180001611743                        O            04/01/32
    0


    7439592          601/G02             F           72,000.00         ZZ
                                         360         71,905.48          1
                                       8.125            534.60         80
                                       7.875            534.60
    CHAMBLEE         GA   30341          1            01/22/02         00
    0433752227                           01           03/01/02          0
    61164828                             N            02/01/32
    0


    7440084          601/G02             F          120,000.00         ZZ
                                         360        119,807.49          1
                                       7.125            808.47         80
                                       6.875            808.47
    OLATHE           KS   66062          5            01/25/02         00
    0433718962                           05           03/01/02          0
    6116149                              O            02/01/32
    0


    7441400          601/G02             F          114,500.00         ZZ
                                         360        114,341.88          1
                                       7.875            830.21         75
                                       7.625            830.21
    DAWSONVILLE      GA   30534          2            01/28/02         00
    0433756673                           05           03/01/02          0
    61135679                             O            02/01/32
    0


    7441716          E47/G02             F          191,000.00         ZZ
                                         360        190,708.43          1
                                       7.375          1,319.19         80
                                       7.125          1,319.19
    BOERNE           TX   78006          2            01/23/02         00
    0433811262                           03           03/01/02          0
    7329011527                           O            02/01/32
    0


    7441858          588/G02             F          100,800.00         ZZ
                                         360        100,667.67          1
                                       8.125            748.44         80
                                       7.875            748.44
    LAWRENCE TOWNSH  NJ   08648          1            01/09/02         00
    0433753696                           07           03/01/02          0
    1057372                              O            02/01/32
    0


1


    7444142          E47/G02             F           88,000.00         ZZ
                                         360         87,883.54          1
                                       8.125            653.40         80
                                       7.875            653.40
    SAN ANTONIO      TX   78250          5            01/22/02         00
    0433808425                           03           03/01/02          0
    7329011543                           O            02/01/32
    0


    7447914          742/G02             F          153,000.00         ZZ
                                         360        152,657.22          1
                                       7.500          1,069.80         60
                                       7.250          1,069.80
    PHILADELPHIA     PA   19146          5            12/18/01         00
    0433604865                           07           02/01/02          0
    6490387                              O            01/01/32
    0


    7448580          601/G02             F          300,900.00         ZZ
                                         360        300,463.03          1
                                       7.625          2,129.76         61
                                       7.375          2,129.76
    JACKSONVILLE     FL   32226          5            01/25/02         00
    0433752508                           03           03/01/02          0
    82435417                             O            02/01/32
    0


    7449344          601/G02             F          156,000.00         ZZ
                                         360        155,767.72          1
                                       7.500          1,090.78         80
                                       7.250          1,090.78
    PAGOSA SPRINGS   CO   81147          5            01/25/02         00
    0433757374                           05           03/01/02          0
    82443769                             O            02/01/32
    0


    7449594          X07/G02             F          150,300.00         ZZ
                                         360        150,107.64          1
                                       8.250          1,129.16         90
                                       8.000          1,129.16
    MENOMONEE FALLS  WI   53051          5            02/01/02         10
    0433653953                           05           03/01/02         25
    6910000226                           O            02/01/32
    0


    7452886          562/G02             F          272,250.00         ZZ
                                         360        271,738.79          1
                                       8.375          2,069.30         90
                                       8.125          2,069.30
1


    FAIR LAWN        NJ   07410          1            12/17/01         12
    0433810454                           05           02/01/02         25
    297028194                            O            01/01/32
    0


    7459644          F36/G02             F          127,500.00         ZZ
                                         360        127,500.00          1
                                       7.625            902.44         75
                                       7.375            902.44
    PUYALLUP         WA   98374          5            03/28/02         00
    0433861267                           05           05/01/02          0
    06403996                             N            04/01/32
    0


    7459752          U05/G02             F           70,000.00         ZZ
                                         360         69,945.40          4
                                       7.250            477.52         70
                                       7.000            477.52
    FORT WORTH       TX   76107          5            02/04/02         00
    0433753027                           05           04/01/02          0
    3192967                              N            03/01/32
    0


    7463432          H76/G02             F          169,000.00         ZZ
                                         360        169,000.00          1
                                       7.750          1,210.74         85
                                       7.500          1,210.74
    SOMERSET         MA   02726          1            04/01/02         01
    0433896222                           05           05/01/02         12
    2002417321                           O            04/01/32
    0


    7468404          U05/G02             F           52,000.00         ZZ
                                         360         51,961.41          1
                                       7.500            363.59         80
                                       7.250            363.59
    GROOM            TX   79039          5            02/01/02         00
    0433688876                           05           04/01/02          0
    3201499                              N            03/01/32
    0


    7473544          286/286             F           26,100.00         ZZ
                                         360         25,986.63          1
                                       8.250            196.09         90
                                       8.000            196.09
    ROBBINS          IL   60406          1            11/30/01         11
    663436                               05           01/01/02         25
    663436                               N            12/01/31
    0
1




    7473554          286/286             F          134,900.00         ZZ
                                         360        134,524.10          1
                                       7.875            978.12         95
                                       7.625            978.12
    BILLERICA        MA   01821          2            11/09/01         11
    591865                               01           01/01/02         30
    591865                               O            12/01/31
    0


    7473560          286/286             F           44,000.00         ZZ
                                         360         43,915.24          1
                                       8.250            330.56         80
                                       8.000            330.56
    INDIANAPOLIS     IN   46218          2            12/06/01         00
    839479                               05           02/01/02          0
    839479                               N            01/01/32
    0


    7473584          286/286             F           49,700.00         ZZ
                                         360         49,580.05          1
                                       7.125            334.84         70
                                       6.875            334.84
    GREENACRES       FL   33415          1            12/05/01         00
    830698                               01           02/01/02          0
    830698                               N            01/01/32
    0


    7473632          286/286             F           54,300.00         ZZ
                                         360         54,149.01          1
                                       7.875            393.72         80
                                       7.625            393.72
    MANCHESTER       NH   03103          1            11/29/01         00
    841905                               01           01/01/02          0
    841905                               N            12/01/31
    0


    7473660          286/286             F           50,000.00         ZZ
                                         360         49,871.12          1
                                       8.250            375.64         74
                                       8.000            375.64
    KANSAS CITY      MO   64123          2            11/21/01         00
    832729                               05           01/01/02          0
    832729                               N            12/01/31
    0


    7473662          286/286             F           31,500.00         ZZ
                                         360         31,436.16          1
1


                                       8.000            231.14         75
                                       7.750            231.14
    INDEPENDENCE     MO   64053          2            12/10/01         00
    858814                               05           02/01/02          0
    858814                               N            01/01/32
    0


    7473692          286/286             F           50,000.00         ZZ
                                         360         49,896.08          1
                                       7.875            362.54         53
                                       7.625            362.54
    MEDFORD          OR   97501          5            12/07/01         00
    703691                               05           02/01/02          0
    703691                               N            01/01/32
    0


    7473730          286/286             F           29,400.00         ZZ
                                         360         29,324.26          1
                                       8.250            220.87         70
                                       8.000            220.87
    ANDERSON         IN   46016          5            12/04/01         00
    714851                               05           01/01/02          0
    714851                               N            12/01/31
    0


    7475694          313/G02             F          388,000.00         ZZ
                                         360        387,059.17          1
                                       7.000          2,581.38         80
                                       6.750          2,581.38
    MT HOREB         WI   53572          2            02/04/02         00
    0433751468                           05           03/01/02          0
    8593097                              O            02/01/32
    0


    7477596          286/286             F           27,800.00         ZZ
                                         360         27,724.62          2
                                       8.000            203.99         90
                                       7.750            203.99
    CHICAGO          IL   60621          1            11/12/01         11
    474775                               05           01/01/02         25
    474775                               N            12/01/31
    0


    7477678          286/286             F           37,000.00         ZZ
                                         360         36,877.59          1
                                       7.000            246.17         34
                                       6.750            246.17
    SUFFOLK          VA   23434          5            11/07/01         00
    639262                               05           01/01/02          0
1


    639262                               O            12/01/31
    0


    7477706          286/286             F           54,000.00         ZZ
                                         360         53,754.76          2
                                       7.375            372.97         90
                                       7.125            372.97
    CLEVELAND        OH   44109          1            11/09/01         12
    667044                               05           01/01/02         25
    667044                               N            12/01/31
    0


    7477784          286/286             F           49,500.00         ZZ
                                         360         49,365.79          1
                                       8.000            363.22         75
                                       7.750            363.22
    KNOXVILLE        TN   37923          5            11/28/01         00
    697743                               03           01/01/02          0
    697743                               N            12/01/31
    0


    7477806          286/286             F           46,500.00         ZZ
                                         360         46,373.90          1
                                       8.000            341.21         75
                                       7.750            341.21
    KANSAS CITY      MO   64123          2            11/26/01         00
    832728                               05           01/01/02          0
    832728                               N            12/01/31
    0


    7477848          286/286             F           48,000.00         ZZ
                                         360         47,820.74          1
                                       6.375            299.46         80
                                       6.125            299.46
    WILMINGTON       DE   19805          5            11/15/01         00
    9903048                              05           01/01/02          0
    9903048                              O            12/01/31
    0


    7486228          E22/G02             F           39,900.00         ZZ
                                         360         39,851.48          1
                                       8.500            306.80         80
                                       8.250            306.80
    MOBILE           AL   36608          2            01/18/02         00
    0413438359                           05           03/01/02          0
    0413438359                           N            02/01/32
    0


1


    7486758          313/G02             F          453,000.00         ZZ
                                         360        452,236.66          1
                                       6.875          2,975.89         80
                                       6.625          2,975.89
    SUNNYVALE        CA   94086          2            01/17/02         00
    0433748340                           05           03/01/02          0
    8455925                              O            02/01/32
    0


    7487888          076/076             F           40,500.00         ZZ
                                         360         39,950.65          4
                                       8.375            307.83         90
                                       8.125            307.83
    LOGANSPORT       LA   71049          1            10/31/01         01
    1818900                              05           12/01/01         25
    1818900                              N            11/01/31
    0


    7491348          601/G02             F           68,800.00         ZZ
                                         360         68,686.87          1
                                       7.000            457.73         67
                                       6.750            457.73
    HOUSTON          TX   77062          2            01/28/02         00
    0433726882                           05           03/01/02          0
    6113225                              O            02/01/32
    0


    7494820          601/G02             F          467,000.00         ZZ
                                         360        466,287.10          1
                                       7.375          3,225.46         59
                                       7.125          3,225.46
    ROSWELL          GA   30075          5            01/28/02         00
    0433743374                           05           03/01/02          0
    61043394                             O            02/01/32
    0


    7501994          P27/G02             F           58,900.00         ZZ
                                         360         58,858.43          1
                                       7.750            421.97         86
                                       7.500            421.97
    SAINT PETERSBUR  FL   33711          5            01/30/02         01
    0433785508                           01           04/01/02         25
    2100364583                           O            03/01/32
    0


    7502681          E22/G02             F          137,000.00         ZZ
                                         240        137,000.00          1
                                       7.750          1,124.70         75
                                       7.500          1,124.70
1


    HOUSTON          TX   77009          5            04/11/02         00
    0413890294                           05           06/01/02          0
    0413890294                           O            05/01/22
    0


    7504548          N74/G02             F           44,000.00         ZZ
                                         360         43,929.41          1
                                       7.125            296.44         74
                                       6.875            296.44
    NORTH WILKESBOR  NC   28659          5            01/25/02         00
    0433654472                           05           03/01/02          0
    0029785010                           O            02/01/32
    0


    7507824          964/G02             F          148,000.00         ZZ
                                         360        147,890.16          1
                                       7.500          1,034.84         80
                                       7.250          1,034.84
    SANTA MARIA      CA   93454          1            02/05/02         00
    0433791027                           05           04/01/02          0
    181943                               N            03/01/32
    0


    7508046          601/G02             F           62,050.00         ZZ
                                         360         62,000.37          1
                                       7.125            418.05         85
                                       6.875            418.05
    ST PETERSBURG    FL   33710          5            02/07/02         14
    0433754629                           05           04/01/02         12
    61144622                             O            03/01/32
    0


    7511092          E22/G02             F           51,200.00         ZZ
                                         360         51,134.12          1
                                       8.250            384.65         80
                                       8.000            384.65
    DETROIT          MI   48091          5            01/22/02         00
    0413458613                           05           03/01/02          0
    0413458613                           N            02/01/32
    0


    7512794          E82/G02             F           42,000.00         ZZ
                                         360         41,939.02          1
                                       7.625            297.27         92
                                       7.375            297.27
    SALLISAW         OK   74955          5            01/18/02         04
    0400549861                           05           03/01/02         30
    0400549861                           O            02/01/32
    0
1




    7512820          E82/G02             F           94,600.00         ZZ
                                         360         94,428.49          1
                                       6.500            597.94         71
                                       6.250            597.94
    EAST ALLEN TOWN  PA   18017          2            01/17/02         00
    0400535522                           05           03/01/02          0
    0400535522                           O            02/01/32
    0


    7513584          601/G02             F          160,000.00         ZZ
                                         360        159,779.04          1
                                       7.875          1,160.12         80
                                       7.625          1,160.12
    ROSWELL          GA   30075          2            01/29/02         00
    0433749561                           03           03/01/02          0
    7513584                              N            02/01/32
    0


    7521402          H76/G02             F          116,900.00         T
                                         360        116,825.45          1
                                       8.250            878.24         54
                                       8.000            878.24
    ALFRED           ME   04002          5            02/08/02         00
    0433803863                           05           04/01/02          0
    2001414993                           O            03/01/32
    0


    7522142          601/G02             F          110,400.00         ZZ
                                         360        110,134.98          1
                                       7.500            771.94         80
                                       7.250            771.94
    LORANGER         LA   70446          2            02/01/02         00
    0433754413                           05           03/01/02          0
    61202248                             O            02/01/32
    0


    7522468          783/G02             F          175,000.00         ZZ
                                         360        174,712.27          1
                                       7.000          1,164.28         73
                                       6.750          1,164.28
    FRIDAY HARBOR    WA   98250          5            01/28/02         00
    0433803012                           05           03/01/02          0
    01110601060007                       O            02/01/32
    0


    7535844          E22/G02             F           54,000.00         ZZ
                                         360         53,929.12          2
1


                                       8.125            400.95         90
                                       7.875            400.95
    NEW ORLEANS      LA   70118          2            01/23/02         04
    0412988040                           05           03/01/02         25
    0412988040                           N            02/01/32
    0


    7537100          F25/G02             F          232,000.00         ZZ
                                         360        232,000.00          1
                                       7.625          1,642.08         80
                                       7.375          1,642.08
    WANTAGH          NY   11793          5            03/14/02         00
    0433823861                           05           05/01/02          0
    053632                               O            04/01/32
    0


    7538328          477/G02             F          192,000.00         ZZ
                                         360        191,717.87          1
                                       7.875          1,392.13         72
                                       7.625          1,392.13
    LEMON GROVE      CA   91945          5            02/19/02         00
    0433884152                           05           04/01/02          0
    124697                               O            03/01/32
    0


    7540110          T68/G02             F          119,000.00         ZZ
                                         360        118,913.88          1
                                       7.625            842.27         79
                                       7.375            842.27
    ORANGE BEACH     AL   36547          2            02/28/02         00
    0433783602                           01           04/01/02          0
    54177559S                            N            03/01/32
    0


    7540288          K81/G02             F          108,000.00         ZZ
                                         360        107,850.87          1
                                       7.875            783.07         90
                                       7.625            783.07
    PHOENIX          AZ   85008          5            01/28/02         11
    0433703766                           05           03/01/02         25
    9005041                              O            02/01/32
    0


    7542900          601/G02             F           63,500.00         ZZ
                                         360         63,405.44          1
                                       7.500            444.01         75
                                       7.250            444.01
    GREENLEAF        WI   54126          5            01/30/02         00
    0433760782                           05           03/01/02          0
1


    6114926                              O            02/01/32
    0


    7546900          S11/G02             F          495,000.00         ZZ
                                         360        494,165.89          1
                                       6.875          3,251.80         63
                                       6.625          3,251.80
    SAN CLEMENTE     CA   92672          1            01/23/02         00
    0433865813                           03           03/01/02          0
    10206572                             O            02/01/32
    0


    7556420          E22/G02             F           52,000.00         ZZ
                                         360         51,920.62          1
                                       7.375            359.15         65
                                       7.125            359.15
    WEST PALM BEACH  FL   33405          2            01/18/02         00
    0413463878                           05           03/01/02          0
    0413463878                           O            02/01/32
    0


    7556586          E22/G02             F           52,000.00         ZZ
                                         360         51,924.50          1
                                       7.625            368.05         46
                                       7.375            368.05
    MESQUITE         TX   75149          5            01/18/02         00
    0413552456                           05           03/01/02          0
    0413552456                           O            02/01/32
    0


    7558032          J83/G02             F          110,000.00         ZZ
                                         360        109,909.83          1
                                       7.000            731.84         73
                                       6.750            731.84
    MIDLAND          GA   31820          2            01/31/02         00
    0433786084                           05           04/01/02          0
    315871                               O            03/01/32
    0


    7560806          A80/G02             F           88,800.00         ZZ
                                         360         88,743.37          1
                                       8.250            667.13         85
                                       8.000            667.13
    MIAMI            FL   33183          1            02/12/02         12
    0433708807                           06           04/01/02         25
    020130066                            N            03/01/32
    0


1


    7565432          S68/G02             F           51,200.00         ZZ
                                         360         51,134.48          1
                                       8.250            384.65         80
                                       8.000            384.65
    DAYTON           OH   45405          1            01/31/02         00
    0433631975                           05           03/01/02          0
    43928                                N            02/01/32
    0


    7574514          601/G02             F          187,500.00         ZZ
                                         360        187,266.09          1
                                       8.375          1,425.14         72
                                       8.125          1,425.14
    ATLANTA          GA   30341          5            01/31/02         00
    0433750692                           05           03/01/02          0
    61119202                             N            02/01/32
    0


    7578270          F36/G02             F          180,000.00         ZZ
                                         360        179,852.46          1
                                       7.000          1,197.54         80
                                       6.750          1,197.54
    FIRCREST         WA   98466          5            02/13/02         00
    0433807963                           05           04/01/02          0
    06504380                             O            03/01/32
    0


    7584276          253/253             F           89,500.00         ZZ
                                         360         89,500.00          1
                                       6.750            580.50         60
                                       6.500            580.50
    BRECKENRIDGE     TX   76424          2            03/13/02         00
    991638                               05           05/01/02          0
    991638                               O            04/01/32
    0


    7584412          601/G02             F           82,450.00         ZZ
                                         360         82,330.26          1
                                       7.625            583.58         85
                                       7.375            583.58
    VERO BCH         FL   32960          5            02/01/02         12
    0433752516                           05           03/01/02         12
    7584412                              O            02/01/32
    0


    7585280          313/G02             F           49,500.00         ZZ
                                         360         49,313.97          4
                                       7.500            346.12         90
                                       7.250            346.12
1


    MILWAUKEE        WI   53204          1            10/31/01         11
    0433633658                           05           12/01/01         25
    8400228                              N            11/01/31
    0


    7585348          313/G02             F           85,500.00         ZZ
                                         360         85,279.63          3
                                       8.250            642.34         90
                                       8.000            642.34
    NEW BEDFORD      MA   02746          1            12/07/01         11
    0433692589                           05           01/01/02         25
    8477051                              N            12/01/31
    0


    7585366          313/G02             F          102,500.00         ZZ
                                         360        102,235.85          3
                                       8.250            770.05         90
                                       8.000            770.05
    NEW BEDFORD      MA   02740          1            12/07/01         11
    0433692597                           05           01/01/02         25
    8510166                              N            12/01/31
    0


    7588232          G34/G02             F          184,433.00         ZZ
                                         360        184,151.46          1
                                       7.375          1,273.83         77
                                       7.125          1,273.83
    AMARILLO         TX   79119          2            01/30/02         00
    0433883220                           05           03/01/02          0
    850214366                            O            02/01/32
    0


    7588864          H19/G02             F           65,700.00         ZZ
                                         360         65,658.10          2
                                       8.250            493.59         90
                                       8.000            493.59
    COLUMBUS         OH   43211          1            02/14/02         10
    0433711249                           05           04/01/02         25
    0002347599                           N            03/01/32
    0


    7590520          U05/G02             F          146,000.00         ZZ
                                         360        145,894.33          3
                                       7.625          1,033.38         89
                                       7.375          1,033.38
    WILMINGTON       DE   19806          2            02/01/02         10
    0433806833                           05           04/01/02         25
    3205286                              N            03/01/32
    0
1




    7603148          420/G02             F          120,000.00         ZZ
                                         360        119,901.64          1
                                       7.000            798.36         75
                                       6.750            798.36
    ROHNERT PARK     CA   94928          5            02/12/02         00
    0433780749                           09           04/01/02          0
    72000256                             O            03/01/32
    0


    7616496          E76/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       7.375            621.61         74
                                       7.125            621.61
    PHOENIX          AZ   85051          5            03/04/02         00
    0433818176                           05           05/01/02          0
    10011979                             O            04/01/32
    0


    7622408          964/G02             F          151,000.00         T
                                         360        150,860.55          1
                                       7.000          1,004.61         80
                                       6.750          1,004.61
    LAS VEGAS        NV   89148          1            02/12/02         00
    0433794252                           03           04/01/02          0
    173238                               O            03/01/32
    0


    7626306          883/G02             F          102,600.00         ZZ
                                         360        102,529.39          1
                                       7.875            743.92         95
                                       7.625            743.92
    UNION CITY       GA   30291          5            02/15/02         14
    0433730959                           05           04/01/02         30
    05016171                             O            03/01/32
    0


    7634042          K81/G02             F           47,250.00         ZZ
                                         360         47,213.14          1
                                       7.250            322.33         90
                                       7.000            322.33
    MIDDLESBORO      KY   40965          5            02/19/02         11
    0433727823                           05           04/01/02         25
    5700199                              O            03/01/32
    0


    7648124          A35/A35             F          330,000.00         T
                                         360        330,000.00          1
1


                                       7.250          2,251.18         74
                                       7.000          2,251.18
    NEW YORK         NY   10007          5            02/27/02         00
    MN27094NY                            06           05/01/02          0
    MN27094NY                            O            04/01/32
    0


    7652770          X19/G02             F          171,200.00         ZZ
                                         240        171,200.00          2
                                       7.625          1,392.29         80
                                       7.375          1,392.29
    NEW ROCHELLE     NY   10801          1            01/08/02         00
    0433877743                           05           06/01/02          0
    21110703                             N            05/01/22
    0


    7654844          U05/G02             F          233,600.00         ZZ
                                         360        233,600.00          1
                                       7.375          1,613.42         80
                                       7.125          1,613.42
    FARIFIELD        CA   94533          1            03/25/02         00
    0433854742                           05           05/01/02          0
    3210920                              O            04/01/32
    0


    7669554          E82/G02             F           45,000.00         ZZ
                                         360         44,927.82          1
                                       7.125            303.17         48
                                       6.875            303.17
    CAVE JUNCTION    OR   97523          2            01/30/02         00
    0400578431                           05           03/01/02          0
    0400578431                           O            02/01/32
    0


    7679382          H37/G02             F          300,700.00         ZZ
                                         360        300,700.00          1
                                       7.500          2,102.54         63
                                       7.250          2,102.54
    BOYLSTON         MA   01505          1            03/28/02         00
    0433848983                           05           05/01/02          0
    00296138                             O            04/01/32
    0


    7680512          L21/G02             F          300,000.00         ZZ
                                         360        299,747.96          1
                                       6.875          1,970.79         79
                                       6.625          1,970.79
    STAMFORD         CT   06902          5            03/01/02         00
    0433789344                           05           04/01/02          0
1


    70301689                             O            03/01/32
    0


    7684208          H19/G02             F           86,499.00         ZZ
                                         360         86,443.84          4
                                       8.250            649.84         90
                                       8.000            649.84
    DAYTON           OH   45405          1            02/13/02         10
    0433711280                           05           04/01/02         25
    0002324903                           N            03/01/32
    0


    7686182          W40/G02             F           84,800.00         ZZ
                                         360         84,741.64          1
                                       7.875            614.86         80
                                       7.625            614.86
    PONTIAC          MI   48340          5            02/14/02         00
    0433705662                           05           04/01/02          0
    00004682                             O            03/01/32
    0


    7686652          F36/G02             F          104,000.00         ZZ
                                         360        103,928.43          1
                                       7.875            754.07         80
                                       7.625            754.07
    BREMERTON        WA   98310          2            02/11/02         00
    0433778255                           05           04/01/02          0
    06403788                             O            03/01/32
    0


    7690050          U05/G02             F          105,000.00         ZZ
                                         360        104,920.10          4
                                       7.375            725.21         61
                                       7.125            725.21
    RIVERDALE        CA   93656          5            02/21/02         00
    0433867470                           05           04/01/02          0
    3158980                              N            03/01/32
    0


    7694930          N34/G02             F          400,000.00         ZZ
                                         360        399,710.50          1
                                       7.625          2,831.17         90
                                       7.375          2,831.17
    LINCOLNSHIRE     IL   60069          5            02/07/02         01
    0433681426                           05           04/01/02         25
    6727081                              O            03/01/32
    0


1


    7695016          E82/G02             F           55,400.00         ZZ
                                         360         55,047.24          1
                                       7.250            377.93         72
                                       7.000            377.93
    ATLANTA          GA   30350          2            01/25/02         00
    0400522934                           01           03/01/02          0
    1562158                              O            02/01/32
    0


    7703576          N47/G02             F          375,500.00         ZZ
                                         360        375,234.97          1
                                       7.750          2,690.13         75
                                       7.500          2,690.13
    SAN JOSE         CA   95132          5            02/11/02         00
    0433826070                           05           04/01/02          0
    20320202                             O            03/01/32
    0


    7703984          588/G02             F          292,500.00         ZZ
                                         360        292,500.00          1
                                       7.750          2,095.51         89
                                       7.500          2,095.51
    TOWN OF NEWTON   NJ   07860          1            03/07/02         04
    0433897030                           05           05/01/02         25
    1059325                              O            04/01/32
    0


    7704762          U05/G02             F           88,000.00         ZZ
                                         360         87,943.89          1
                                       8.250            661.11         76
                                       8.000            661.11
    ABILENE          TX   79606          5            02/21/02         00
    0433794054                           05           04/01/02          0
    3207844                              O            03/01/32
    0


    7708216          738/G02             F           52,000.00         T
                                         360         51,822.76          1
                                       8.375            395.24         80
                                       8.125            395.24
    BAY CITY         TX   77414          1            12/26/01         00
    0433717907                           05           02/01/02          0
    40255000                             O            01/01/32
    0


    7713400          E22/G02             F           52,000.00         ZZ
                                         360         51,933.45          1
                                       8.250            390.66         65
                                       8.000            390.66
1


    HOUSTON          TX   77084          5            01/29/02         00
    0413518721                           03           03/01/02          0
    0413518721                           O            02/01/32
    0


    7713904          601/G02             F          142,800.00         ZZ
                                         360        142,699.21          1
                                       7.750          1,023.04         85
                                       7.500          1,023.04
    BRUNSWICK        GA   31520          5            02/11/02         10
    0433752623                           05           04/01/02         12
    61113221                             O            03/01/32
    0


    7713950          T93/G02             F           47,700.00         ZZ
                                         360         47,668.80          1
                                       8.125            354.17         87
                                       7.875            354.17
    ROME             GA   30161          1            02/20/02         14
    0433771474                           05           04/01/02         25
    03120116                             N            03/01/32
    0


    7716000          737/G02             F           99,000.00         ZZ
                                         360         98,936.88          2
                                       8.250            743.75         85
                                       8.000            743.75
    SAINT LOUIS      MO   63116          2            02/20/02         12
    0433726437                           05           04/01/02         25
    2059408                              N            03/01/32
    0


    7719562          601/G02             F          113,400.00         ZZ
                                         360        113,321.96          1
                                       7.875            822.23         90
                                       7.625            822.23
    MONROE           GA   30655          1            02/15/02         14
    0433754751                           05           04/01/02         25
    7719562                              O            03/01/32
    0


    7729588          601/G02             F          155,000.00         ZZ
                                         360        154,882.05          1
                                       7.375          1,070.55         65
                                       7.125          1,070.55
    OMAHA            NE   68135          2            02/08/02         00
    0433754835                           05           04/01/02          0
    7729588                              O            03/01/32
    0
1




    7730034          601/G02             F          226,400.00         ZZ
                                         360        226,231.97          1
                                       7.500          1,583.03         80
                                       7.250          1,583.03
    LIVONIA          MI   48154          5            02/12/02         00
    0433716305                           05           04/01/02          0
    61194379                             O            03/01/32
    0


    7731166          K15/G02             F           68,400.00         ZZ
                                         360         68,356.38          1
                                       8.250            513.87         90
                                       8.000            513.87
    FOSTER           KY   41043          5            02/11/02         11
    0433691763                           05           04/01/02         25
    028105303590                         O            03/01/32
    0


    7731710          940/G02             F           95,850.00         ZZ
                                         360         95,787.30          4
                                       8.125            711.68         90
                                       7.875            711.68
    LAKE ELSINORE    CA   92530          1            02/19/02         10
    0433723004                           05           04/01/02         30
    63020109                             N            03/01/32
    0


    7733850          964/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
                                       7.000            449.08         47
                                       6.750            449.08
    SACRAMENTO       CA   95831          2            03/04/02         00
    0433811361                           07           05/01/02          0
    190002                               N            04/01/32
    0


    7736126          E22/G02             F           83,080.00         ZZ
                                         360         82,943.41          1
                                       7.000            552.73         66
                                       6.750            552.73
    ST PETERSBURG    FL   33702          5            01/31/02         00
    0413469230                           05           03/01/02          0
    0413469230                           O            02/01/32
    0


    7736132          E22/G02             F           85,860.00         ZZ
                                         360         85,738.41          1
1


                                       7.750            615.11         90
                                       7.500            615.11
    LA MIRADA        CA   90638          1            01/24/02         04
    0413477324                           01           03/01/02         25
    0413477324                           N            02/01/32
    0


    7736136          E22/G02             F           50,000.00         ZZ
                                         360         49,937.62          1
                                       8.375            380.04         67
                                       8.125            380.04
    WINSTON-SALEM    NC   27103          5            01/31/02         00
    0413483017                           05           03/01/02          0
    0413483017                           O            02/01/32
    0


    7736668          076/076             F           41,800.00         ZZ
                                         360         41,662.97          1
                                       8.375            317.71         90
                                       8.125            317.71
    GRAND RAPIDS     MI   49505          1            11/27/01         12
    2070350                              05           01/01/02         25
    2070350                              N            12/01/31
    0


    7737020          P34/G02             F           47,700.00         ZZ
                                         360         47,667.99          2
                                       8.000            350.01         90
                                       7.750            350.01
    PROVIDENCE       RI   02907          1            02/13/02         04
    0433755295                           05           04/01/02         25
    61865                                N            03/01/32
    0


    7738298          M27/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.250          1,091.48         76
                                       7.000          1,091.48
    CHAPEL HILL      NC   27517          5            03/07/02         00
    0433794849                           05           05/01/02          0
    1                                    O            04/01/32
    0


    7739814          286/286             F          151,850.00         ZZ
                                         360        151,371.88          4
                                       7.250          1,035.88         75
                                       7.000          1,035.88
    TUCSON           AZ   85712          2            11/29/01         00
    666833                               05           01/01/02          0
1


    666833                               N            12/01/31
    0


    7739850          286/286             F           21,150.00         ZZ
                                         360         21,098.18          1
                                       8.500            162.63         89
                                       8.250            162.63
    BOYNTON BEACH    FL   33435          1            11/30/01         01
    854287                               01           01/01/02         25
    854287                               N            12/01/31
    0


    7739852          286/286             F           39,150.00         ZZ
                                         360         39,032.66          1
                                       7.500            273.75         90
                                       7.250            273.75
    UPPER DARBY      PA   19082          1            11/29/01         12
    682654                               05           01/01/02         25
    682654                               N            12/01/31
    0


    7739862          286/286             F           43,500.00         ZZ
                                         360         43,376.00          1
                                       7.750            311.64         85
                                       7.500            311.64
    WEST CARROLLTON  OH   45449          2            11/29/01         10
    677012                               01           01/01/02         12
    677012                               N            12/01/31
    0


    7739866          286/286             F           54,800.00         ZZ
                                         360         54,614.24          1
                                       6.875            360.00         80
                                       6.625            360.00
    LAFAYETTE        IN   47909          2            12/04/01         00
    703471                               05           01/01/02          0
    703471                               N            12/01/31
    0


    7739882          286/286             F           34,000.00         ZZ
                                         360         33,890.05          1
                                       8.250            255.44         76
                                       8.000            255.44
    INDIANAPOLIS     IN   46218          2            10/30/01         00
    645347                               05           12/01/01          0
    645347                               N            11/01/31
    0


1


    7739884          286/286             F           50,000.00         ZZ
                                         360         49,886.97          1
                                       7.500            349.61         66
                                       7.250            349.61
    INDIANAPOLIS     IN   46220          5            12/06/01         00
    858975                               05           02/01/02          0
    858975                               N            01/01/32
    0


    7739924          286/286             F           47,300.00         ZZ
                                         360         47,177.28          1
                                       7.500            330.73         80
                                       7.250            330.73
    SANDUSKY         OH   44870          1            12/04/01         00
    677425                               05           02/01/02          0
    677425                               N            01/01/32
    0


    7739928          286/286             F           48,000.00         ZZ
                                         360         47,740.26          1
                                       7.125            323.38         79
                                       6.875            323.38
    NASHVILLE        TN   37080          5            11/08/01         00
    660962                               05           01/01/02          0
    660962                               N            12/01/31
    0


    7739952          286/286             F           31,200.00         ZZ
                                         360         31,136.76          1
                                       8.000            228.94         80
                                       7.750            228.94
    KANKAKEE         IL   60901          1            12/06/01         00
    853898                               05           02/01/02          0
    853898                               N            01/01/32
    0


    7739954          286/286             F           49,000.00         ZZ
                                         360         48,863.75          1
                                       7.875            355.29         78
                                       7.625            355.29
    AKRON            OH   44306          5            11/29/01         00
    832172                               05           01/01/02          0
    832172                               N            12/01/31
    0


    7739956          286/286             F           46,000.00         ZZ
                                         360         45,872.10          1
                                       7.875            333.54         79
                                       7.625            333.54
1


    AKRON            OH   44311          5            11/29/01         00
    832179                               05           01/01/02          0
    832179                               N            12/01/31
    0


    7739958          286/286             F           55,600.00         ZZ
                                         360         55,481.49          1
                                       7.750            398.33         75
                                       7.500            398.33
    HOPEDALE         IL   61747          5            12/06/01         00
    704563                               05           02/01/02          0
    704563                               N            01/01/32
    0


    7739962          286/286             F           37,800.00         ZZ
                                         360         37,532.17          1
                                       7.375            261.08         90
                                       7.125            261.08
    EASTON           PA   18042          1            12/06/01         11
    871284                               01           02/01/02         25
    871284                               N            01/01/32
    0


    7739964          286/286             F           45,000.00         ZZ
                                         360         44,896.62          1
                                       7.375            310.81         90
                                       7.125            310.81
    LEXINGTON        KY   40505          1            12/05/01         10
    830185                               05           02/01/02         25
    830185                               N            01/01/32
    0


    7739996          286/286             F           49,500.00         ZZ
                                         360         49,365.79          1
                                       8.000            363.22         90
                                       7.750            363.22
    PONTIAC          MI   48342          1            11/16/01         21
    840224                               05           01/01/02         25
    840224                               N            12/01/31
    0


    7740014          286/286             F           47,000.00         ZZ
                                         360         46,883.73          1
                                       7.000            312.70         56
                                       6.750            312.70
    MAINEVILLE       OH   45039          2            12/04/01         00
    844320                               01           02/01/02          0
    844320                               N            01/01/32
    0
1




    7740048          286/286             F           45,000.00         ZZ
                                         360         44,854.74          1
                                       7.125            303.18         72
                                       6.875            303.18
    TOLEDO           OH   43613          5            11/21/01         00
    642433                               05           01/01/02          0
    642433                               N            12/01/31
    0


    7740052          286/286             F           35,100.00         ZZ
                                         360         34,997.39          1
                                       7.625            248.44         90
                                       7.375            248.44
    CHESTER          PA   19013          1            11/27/01         04
    703555                               05           01/01/02         25
    703555                               N            12/01/31
    0


    7740064          286/286             F           43,200.00         ZZ
                                         360         43,070.51          1
                                       7.500            302.07         90
                                       7.250            302.07
    DETROIT          MI   48234          1            11/20/01         21
    689526                               05           01/01/02         25
    689526                               N            12/01/31
    0


    7740070          286/286             F           48,600.00         ZZ
                                         360         48,468.24          1
                                       8.000            356.61         90
                                       7.750            356.61
    TALLAHASSEE      FL   32311          1            12/05/01         11
    867044                               05           01/01/02         25
    867044                               N            12/01/31
    0


    7740090          286/286             F           47,500.00         ZZ
                                         360         47,368.92          1
                                       8.000            348.54         68
                                       7.750            348.54
    DELPHI           IN   46923          2            11/28/01         00
    695657                               05           01/01/02          0
    695657                               N            12/01/31
    0


    7740112          286/286             F           48,000.00         ZZ
                                         360         47,863.16          1
1


                                       7.750            343.88         80
                                       7.500            343.88
    NEW ALBANY       IN   47150          1            11/30/01         00
    670772                               05           01/01/02          0
    670772                               N            12/01/31
    0


    7740130          286/286             F           39,600.00         ZZ
                                         360         39,517.71          1
                                       7.875            287.13         90
                                       7.625            287.13
    CHARLESTON       IL   61920          1            12/04/01         10
    605888                               05           02/01/02         25
    605888                               N            01/01/32
    0


    7740144          286/286             F           52,600.00         ZZ
                                         360         52,493.38          1
                                       8.000            385.97         76
                                       7.750            385.97
    INDIANAPOLIS     IN   46218          2            12/06/01         00
    850754                               05           02/01/02          0
    850754                               N            01/01/32
    0


    7740152          286/286             F           42,000.00         ZZ
                                         360         41,869.44          1
                                       7.750            300.90         78
                                       7.500            300.90
    AKRON            OH   44306          5            11/23/01         00
    839016                               05           01/01/02          0
    839016                               N            12/01/31
    0


    7740154          286/286             F           43,500.00         ZZ
                                         360         43,407.30          1
                                       7.750            311.64         75
                                       7.500            311.64
    AKRON            OH   44306          5            12/05/01         00
    839027                               05           02/01/02          0
    839027                               N            01/01/32
    0


    7740158          286/286             F           50,250.00         ZZ
                                         360         50,120.47          3
                                       8.250            377.52         75
                                       8.000            377.52
    BALTIMORE        MD   21217          1            11/27/01         00
    679718                               05           01/01/02          0
1


    679718                               N            12/01/31
    0


    7740206          286/286             F           51,300.00         ZZ
                                         360         51,130.32          2
                                       7.000            341.30         47
                                       6.750            341.30
    TUCSON           AZ   85719          2            11/29/01         00
    587444                               05           01/01/02          0
    587444                               N            12/01/31
    0


    7740208          286/286             F           51,800.00         ZZ
                                         360         51,671.87          1
                                       7.000            344.63         38
                                       6.750            344.63
    TUCSON           AZ   85719          2            12/04/01         00
    691547                               05           02/01/02          0
    691547                               N            01/01/32
    0


    7740210          286/286             F           50,000.00         ZZ
                                         360         49,876.34          2
                                       7.000            332.65         56
                                       6.750            332.65
    TUCSON           AZ   85705          5            12/04/01         00
    691549                               05           02/01/02          0
    691549                               N            01/01/32
    0


    7740212          286/286             F           50,000.00         ZZ
                                         360         49,876.34          1
                                       7.000            332.65         46
                                       6.750            332.65
    TUCSON           AZ   85701          5            12/04/01         00
    691551                               05           02/01/02          0
    691551                               N            01/01/32
    0


    7740238          286/286             F           40,000.00         ZZ
                                         360         39,918.94          1
                                       8.000            293.51         80
                                       7.750            293.51
    INDIANAPOLIS     IN   46221          1            12/06/01         00
    9923757                              05           02/01/02          0
    9923757                              N            01/01/32
    0


1


    7740240          286/286             F           44,000.00         ZZ
                                         360         43,910.83          1
                                       8.000            322.86         80
                                       7.750            322.86
    INDIANAPOLIS     IN   46222          1            12/06/01         00
    9923761                              05           02/01/02          0
    9923761                              N            01/01/32
    0


    7740248          286/286             F           49,700.00         ZZ
                                         360         49,594.07          1
                                       7.750            356.06         90
                                       7.500            356.06
    MIDDLETOWN       DE   19709          1            12/06/01         11
    719133                               05           02/01/02         25
    719133                               N            01/01/32
    0


    7740252          286/286             F           55,800.00         ZZ
                                         360         55,678.07          1
                                       7.625            394.95         90
                                       7.375            394.95
    MODESTO          CA   95355          1            12/05/01         10
    9925519                              05           02/01/02         25
    9925519                              N            01/01/32
    0


    7740264          286/286             F           28,800.00         ZZ
                                         360         28,713.72          1
                                       7.500            201.37         80
                                       7.250            201.37
    CHARLOTTESVILLE  VA   22903          1            12/05/01         00
    9926352                              05           01/01/02          0
    9926352                              N            12/01/31
    0


    7740278          286/286             F           51,750.00         ZZ
                                         360         51,636.93          1
                                       7.625            366.28         75
                                       7.375            366.28
    MODESTO          CA   95354          1            12/04/01         00
    9924593                              05           02/01/02          0
    9924593                              N            01/01/32
    0


    7740286          286/286             F           49,500.00         ZZ
                                         360         49,362.39          1
                                       7.875            358.91         90
                                       7.625            358.91
1


    BALTIMORE        MD   21202          1            11/29/01         11
    9927803                              05           01/01/02         25
    9927803                              N            12/01/31
    0


    7740290          286/286             F           25,150.00         ZZ
                                         360         25,080.10          2
                                       7.875            182.35         70
                                       7.625            182.35
    BALTIMORE        MD   21212          5            11/26/01         00
    771749                               05           01/01/02          0
    771749                               N            12/01/31
    0


    7740874          601/G02             F          170,990.00         ZZ
                                         360        170,875.26          4
                                       8.000          1,254.67         90
                                       7.750          1,254.67
    AUSTIN           TX   78704          2            02/12/02         10
    0433713856                           05           04/01/02         25
    61234092                             N            03/01/32
    0


    7741492          S43/G02             F           55,000.00         ZZ
                                         360         55,000.00          1
                                       7.500            384.57         58
                                       7.250            384.57
    QUESTA           NM   87556          5            02/28/02         00
    0433748837                           05           05/01/02          0
    012099                               O            04/01/32
    0


    7745326          F89/G02             F           41,000.00         ZZ
                                         360         40,968.80          1
                                       7.375            283.18         30
                                       7.125            283.18
    RIVERSIDE        CA   92503          1            02/11/02         00
    0433715687                           05           04/01/02          0
    17217773                             O            03/01/32
    0


    7749190          253/253             F          249,450.00         ZZ
                                         360        249,450.00          1
                                       7.375          1,722.89         80
                                       7.125          1,722.89
    BLACKSBURG       VA   24060          2            03/13/02         00
    995038                               05           05/01/02          0
    995038                               O            04/01/32
    0
1




    7752404          964/G02             F           66,500.00         ZZ
                                         360         66,500.00          1
                                       7.000            442.43         48
                                       6.750            442.43
    SACRAMENTO       CA   95831          2            03/04/02         00
    0433811189                           07           05/01/02          0
    190021                               N            04/01/32
    0


    7753894          B57/G02             F          139,920.00         ZZ
                                         360        139,920.00          1
                                       7.750          1,002.40         80
                                       7.500          1,002.40
    LOS ANGELES      CA   91325          1            03/09/02         00
    0433794492                           01           05/01/02          0
    10000643                             N            04/01/32
    0


    7759372          W93/G02             F          412,800.00         ZZ
                                         360        411,500.20          1
                                       7.250          2,816.02         80
                                       7.000          2,816.02
    CASTLE ROCK      CO   80104          5            11/16/01         00
    0433759024                           03           01/01/02          0
    77352166                             O            12/01/31
    0


    7761572          E86/G02             F          152,000.00         ZZ
                                         360        151,887.19          1
                                       7.500          1,062.81         80
                                       7.250          1,062.81
    SOUDERTON        PA   18964          1            02/27/02         00
    0433835972                           05           04/01/02          0
    0000168838                           O            03/01/32
    0


    7763222          588/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       7.250          1,200.63         80
                                       7.000          1,200.63
    LYNDHURST TOWNS  NJ   07071          1            03/21/02         00
    0433861077                           05           05/01/02          0
    10590908                             N            04/01/32
    0


    7766042          W68/G02             F           42,000.00         ZZ
                                         360         42,000.00          1
1


                                       8.250            315.53         65
                                       8.000            315.53
    EL PASO          TX   79936          5            03/01/02         00
    0433808532                           05           05/01/02          0
    24629                                O            04/01/32
    0


    7766070          313/G02             F          104,000.00         ZZ
                                         360        103,918.86          1
                                       7.250            709.47         80
                                       7.000            709.47
    BEND             OR   97702          1            02/13/02         00
    0433774726                           05           04/01/02          0
    0008625295                           N            03/01/32
    0


    7770538          737/G02             F          102,150.00         ZZ
                                         360        102,084.86          4
                                       8.250            767.42         89
                                       8.000            767.42
    ST. LOUIS        MO   63139          1            02/11/02         11
    0433757481                           05           04/01/02         25
    2058329                              N            03/01/32
    0


    7780700          E22/G02             F          118,760.00         ZZ
                                         360        118,608.03          1
                                       8.250            892.20         90
                                       8.000            892.20
    TAMARAC          FL   33321          1            01/09/02         04
    0413487794                           03           03/01/02         25
    0413487794                           O            02/01/32
    0


    7781156          E82/G02             F          143,000.00         ZZ
                                         360        142,885.64          1
                                       7.125            963.42         68
                                       6.875            963.42
    MIAMI SHORES     FL   33138          5            02/06/02         00
    0400578894                           05           04/01/02          0
    0400578894                           O            03/01/32
    0


    7784700          588/G02             F          321,000.00         ZZ
                                         360        321,000.00          1
                                       7.500          2,244.48         80
                                       7.250          2,244.48
    NORWOOD BOROUGH  NJ   07628          1            03/15/02         00
    0433827599                           05           05/01/02          0
1


    1059310                              O            04/01/32
    0


    7786496          L16/G02             F           54,500.00         ZZ
                                         360         54,458.53          1
                                       7.375            376.42         79
                                       7.125            376.42
    COLUMBUS         OH   43229          2            02/13/02         00
    0433808847                           01           04/01/02          0
    12010247                             O            03/01/32
    0


    7791686          R65/G02             F          274,000.00         ZZ
                                         360        273,796.65          1
                                       7.500          1,915.85         63
                                       7.250          1,915.85
    GLEN ROCK        NJ   07452          1            02/19/02         00
    0433837267                           05           04/01/02          0
    4074090                              O            03/01/32
    0


    7793654          X10/G02             F          114,750.00         ZZ
                                         360        114,750.00          4
                                       8.250            862.08         90
                                       8.000            862.08
    MEMPHIS          TN   38104          1            03/15/02         12
    0433832128                           05           05/01/02         25
    50000950                             N            04/01/32
    0


    7794172          253/253             F           69,000.00         ZZ
                                         360         69,000.00          2
                                       8.000            506.30         75
                                       7.750            506.30
    HENDERSONVILLE   NC   28739          5            03/05/02         00
    992318                               05           05/01/02          0
    992318                               N            04/01/32
    0


    7794696          E47/G02             F          266,000.00         ZZ
                                         360        266,000.00          1
                                       7.250          1,814.59         59
                                       7.000          1,814.59
    RSM              CA   92688          1            03/01/02         00
    0433750601                           05           05/01/02          0
    7331013825                           O            04/01/32
    0


1


    7797278          601/G02             F          220,000.00         ZZ
                                         360        219,840.77          1
                                       7.625          1,557.15         75
                                       7.375          1,557.15
    HOUSTON          TX   77005          1            02/20/02         00
    0433752557                           06           04/01/02          0
    61263257                             O            03/01/32
    0


    7803356          E22/G02             F           45,400.00         ZZ
                                         360         45,372.49          1
                                       8.500            349.09         57
                                       8.250            349.09
    AUSTIN           TX   78744          5            02/04/02         00
    0413517426                           05           04/01/02          0
    0413517426                           N            03/01/32
    0


    7803512          E22/G02             F           55,800.00         ZZ
                                         360         55,761.60          1
                                       7.875            404.59         90
                                       7.625            404.59
    ORLANDO          FL   32825          1            02/08/02         04
    0413643453                           05           04/01/02         25
    0413643453                           N            03/01/32
    0


    7803526          E22/G02             F           49,500.00         ZZ
                                         360         49,470.01          1
                                       8.500            380.61         75
                                       8.250            380.61
    WHITEFISH        MT   59937          1            02/08/02         00
    0413654070                           20           04/01/02          0
    0413654070                           N            03/01/32
    0


    7806414          S27/G02             F           54,000.00         ZZ
                                         360         53,959.92          2
                                       7.500            377.58         90
                                       7.250            377.58
    CHICAGO          IL   60636          1            02/19/02         11
    0433713328                           05           04/01/02         25
    1130007199                           N            03/01/32
    0


    7812784          286/286             F           38,000.00         ZZ
                                         360         37,919.01          1
                                       7.750            272.24         66
                                       7.500            272.24
1


    INDIANAPOLIS     IN   46201          5            12/20/01         00
    874248                               05           02/01/02          0
    874248                               N            01/01/32
    0


    7812810          286/286             F           54,750.00         ZZ
                                         360         54,627.34          1
                                       7.500            382.82         75
                                       7.250            382.82
    DENVER           CO   80222          1            12/14/01         00
    891362                               01           02/01/02          0
    891362                               N            01/01/32
    0


    7812878          286/286             F           35,000.00         ZZ
                                         360         34,902.76          1
                                       8.000            256.82         57
                                       7.750            256.82
    PARKER CITY      IN   47368          5            12/12/01         00
    832604                               05           02/01/02          0
    832604                               N            01/01/32
    0


    7812882          286/286             F           50,400.00         ZZ
                                         360         50,307.73          1
                                       8.500            387.54         90
                                       8.250            387.54
    CHICAGO          IL   60629          1            12/20/01         12
    912817                               05           02/01/02         25
    912817                               N            01/01/32
    0


    7812904          286/286             F           42,950.00         ZZ
                                         360         42,838.42          1
                                       6.750            278.58         54
                                       6.500            278.58
    FOREST PARK      GA   30297          2            12/04/01         00
    686309                               05           02/01/02          0
    686309                               N            01/01/32
    0


    7812942          286/286             F           35,000.00         ZZ
                                         360         34,917.57          1
                                       7.250            238.77         70
                                       7.000            238.77
    COLUMBUS         OH   43222          5            12/20/01         00
    827699                               05           02/01/02          0
    827699                               N            01/01/32
    0
1




    7812962          286/286             F           52,000.00         ZZ
                                         360         51,886.39          1
                                       7.625            368.05         53
                                       7.375            368.05
    CINCINNATI       OH   45245          5            12/13/01         00
    870225                               05           02/01/02          0
    870225                               N            01/01/32
    0


    7812986          286/286             F           31,950.00         ZZ
                                         360         31,881.89          1
                                       7.750            228.90         90
                                       7.500            228.90
    OKLAHOMA CITY    OK   73106          1            12/10/01         11
    866058                               01           02/01/02         25
    866058                               N            01/01/32
    0


    7813010          286/286             F           43,000.00         ZZ
                                         360         42,893.61          1
                                       7.000            286.09         75
                                       6.750            286.09
    HICKORY          NC   28601          2            12/20/01         00
    851420                               05           02/01/02          0
    851420                               N            01/01/32
    0


    7813030          286/286             F           50,000.00         ZZ
                                         360         49,863.64          1
                                       6.500            316.04         72
                                       6.250            316.04
    GRAND RAPIDS     MI   49503          5            12/12/01         00
    671000                               05           02/01/02          0
    671000                               N            01/01/32
    0


    7813032          286/286             F           50,000.00         ZZ
                                         360         49,863.64          1
                                       6.500            316.04         72
                                       6.250            316.04
    GRAND RAPIDS     MI   49503          5            12/12/01         00
    671004                               05           02/01/02          0
    671004                               N            01/01/32
    0


    7813064          286/286             F           93,600.00         ZZ
                                         360         93,390.29          1
1


                                       7.500            654.47         90
                                       7.250            654.47
    ARLINGTON        TX   76016          1            12/19/01         10
    891776                               05           02/01/02         25
    891776                               N            01/01/32
    0


    7813078          286/286             F           54,000.00         ZZ
                                         360         53,780.37          1
                                       8.000            396.24         90
                                       7.750            396.24
    PHILADELPHIA     PA   19111          1            12/10/01         10
    857316                               05           02/01/02         25
    857316                               N            01/01/32
    0


    7813090          286/286             F           48,800.00         ZZ
                                         360         48,687.92          1
                                       7.375            337.05         80
                                       7.125            337.05
    GLENDALE         AZ   85301          1            12/06/01         00
    838122                               03           02/01/02          0
    838122                               N            01/01/32
    0


    7813092          286/286             F           50,400.00         ZZ
                                         360         50,284.21          1
                                       7.375            348.11         80
                                       7.125            348.11
    GLENDALE         AZ   85301          1            12/06/01         00
    838132                               01           02/01/02          0
    838132                               N            01/01/32
    0


    7813094          286/286             F           52,000.00         ZZ
                                         360         51,880.54          1
                                       7.375            359.16         80
                                       7.125            359.16
    GLENDALE         AZ   85301          1            12/06/01         00
    838138                               03           02/01/02          0
    838138                               N            01/01/32
    0


    7813096          286/286             F           52,100.00         ZZ
                                         360         51,992.99          1
                                       8.000            382.30         75
                                       7.750            382.30
    NEW CASTLE       PA   16105          2            12/18/01         00
    560016                               05           02/01/02          0
1


    560016                               N            01/01/32
    0


    7813112          286/286             F           65,086.00         ZZ
                                         360         64,921.02          1
                                       6.875            427.57         93
                                       6.625            427.57
    BALTIMORE        MD   21221          2            12/12/01         12
    672343                               05           02/01/02         25
    672343                               N            01/01/32
    0


    7813126          286/286             F           36,000.00         ZZ
                                         360         35,745.83          1
                                       8.000            264.16         80
                                       7.750            264.16
    DECATUR          IL   62526          1            12/19/01         00
    877037                               05           02/01/02          0
    877037                               N            01/01/32
    0


    7813142          286/286             F          225,000.00         ZZ
                                         360        224,415.56          1
                                       6.750          1,459.35         90
                                       6.500          1,459.35
    COVENTRY         RI   02816          5            12/17/01         12
    835413                               05           02/01/02         25
    835413                               O            01/01/32
    0


    7813220          286/286             F           38,700.00         ZZ
                                         360         38,621.57          1
                                       8.000            283.97         90
                                       7.750            283.97
    N CHARLESTON     SC   29418          1            12/19/01         11
    866235                               05           02/01/02         25
    866235                               N            01/01/32
    0


    7813226          286/286             F           41,400.00         ZZ
                                         360         41,313.96          1
                                       7.875            300.18         90
                                       7.625            300.18
    TITUSVILLE       FL   32796          1            12/20/01         14
    861075                               05           02/01/02         30
    861075                               N            01/01/32
    0


1


    7813234          286/286             F           40,000.00         ZZ
                                         360         39,916.87          2
                                       7.875            290.03         66
                                       7.625            290.03
    INDIANAPOLIS     IN   46208          5            12/19/01         00
    876288                               05           02/01/02          0
    876288                               N            01/01/32
    0


    7813270          286/286             F           50,250.00         ZZ
                                         360         50,058.49          2
                                       6.625            321.76         75
                                       6.375            321.76
    CLEVELAND        OH   44102          2            12/20/01         00
    847098                               05           02/01/02          0
    847098                               N            01/01/32
    0


    7813286          286/286             F           56,000.00         ZZ
                                         360         55,868.29          4
                                       8.125            415.80         60
                                       7.875            415.80
    ST LOUIS         MO   63118          5            12/14/01         00
    863426                               05           02/01/02          0
    863426                               N            01/01/32
    0


    7813300          286/286             F           52,600.00         ZZ
                                         360         52,476.13          2
                                       7.250            358.83         85
                                       7.000            358.83
    DAYTON           OH   45404          2            12/20/01         10
    862275                               05           02/01/02         12
    862275                               N            01/01/32
    0


    7813302          286/286             F           48,000.00         ZZ
                                         360         47,886.97          1
                                       7.250            327.45         74
                                       7.000            327.45
    DAYTON           OH   45404          5            12/20/01         00
    862267                               05           02/01/02          0
    862267                               N            01/01/32
    0


    7813340          286/286             F           50,000.00         ZZ
                                         360         49,890.74          1
                                       7.625            353.90         80
                                       7.375            353.90
1


    WARREN           MI   48089          1            12/18/01         00
    876398                               05           02/01/02          0
    876398                               N            01/01/32
    0


    7813342          286/286             F           45,000.00         ZZ
                                         360         44,893.04          1
                                       7.375            310.81         74
                                       7.125            310.81
    CANTON           OH   44710          5            12/19/01         00
    703852                               05           02/01/02          0
    703852                               N            01/01/32
    0


    7813344          286/286             F           45,000.00         ZZ
                                         360         44,895.14          1
                                       7.375            310.81         70
                                       7.125            310.81
    CANTON           OH   44710          5            12/19/01         00
    703854                               05           02/01/02          0
    703854                               N            01/01/32
    0


    7813390          286/286             F           35,700.00         ZZ
                                         360         35,627.64          1
                                       8.000            261.96         70
                                       7.750            261.96
    INDIANAPOLIS     IN   46222          5            12/14/01         00
    874717                               05           02/01/02          0
    874717                               N            01/01/32
    0


    7813404          286/286             F           55,000.00         ZZ
                                         360         54,896.73          1
                                       8.375            418.04         79
                                       8.125            418.04
    BRANSON          MO   65616          2            12/19/01         00
    885095                               05           02/01/02          0
    885095                               N            01/01/32
    0


    7813416          286/286             F           39,600.00         ZZ
                                         360         39,523.73          1
                                       8.250            297.50         90
                                       8.000            297.50
    CINCINNATI       OH   45215          1            12/17/01         12
    883119                               05           02/01/02         25
    883119                               N            01/01/32
    0
1




    7813418          286/286             F           40,950.00         ZZ
                                         360         40,862.70          1
                                       7.750            293.38         90
                                       7.500            293.38
    WICHITA          KS   67213          1            12/14/01         11
    855762                               05           02/01/02         25
    855762                               N            01/01/32
    0


    7813436          286/286             F           40,500.00         ZZ
                                         360         40,406.97          1
                                       7.375            279.73         75
                                       7.125            279.73
    FORT WAYNE       IN   46804          5            12/12/01         00
    861358                               05           02/01/02          0
    861358                               N            01/01/32
    0


    7813444          286/286             F           54,400.00         ZZ
                                         360         54,271.90          1
                                       7.250            371.11         85
                                       7.000            371.11
    CHARLOTTE        NC   28208          5            12/11/01         10
    686619                               05           02/01/02         12
    686619                               N            01/01/32
    0


    7813484          286/286             F           42,900.00         ZZ
                                         360         42,806.27          1
                                       7.625            303.64         90
                                       7.375            303.64
    MONTAGUE         NJ   07827          1            12/19/01         10
    723420                               01           02/01/02         25
    723420                               N            01/01/32
    0


    7813500          286/286             F           49,600.00         ZZ
                                         360         49,483.46          1
                                       7.500            346.81         80
                                       7.250            346.81
    BURTON           MI   48520          5            12/14/01         00
    716006                               05           02/01/02          0
    716006                               N            01/01/32
    0


    7813522          286/286             F           55,000.00         ZZ
                                         360         54,833.05          1
1


                                       7.375            379.87         80
                                       7.125            379.87
    LARGO            FL   33770          2            12/19/01         00
    728866                               05           02/01/02          0
    728866                               N            01/01/32
    0


    7813562          286/286             F           45,200.00         ZZ
                                         360         45,088.19          1
                                       7.000            300.72         80
                                       6.750            300.72
    SNOWSHOE         WV   26209          1            12/18/01         00
    774107                               01           02/01/02          0
    774107                               N            01/01/32
    0


    7816918          A21/G02             F          185,600.00         ZZ
                                         360        185,455.21          1
                                       7.250          1,266.12         80
                                       7.000          1,266.12
    PARSIPPANY       NJ   07054          2            02/21/02         00
    0433810918                           05           04/01/02          0
    0770000071                           O            03/01/32
    0


    7819490          962/G02             F           99,400.00         ZZ
                                         360         99,316.49          1
                                       6.875            652.99         80
                                       6.625            652.99
    MOORHEAD         MN   56560          2            02/15/02         00
    0433734027                           05           04/01/02          0
    1                                    O            03/01/32
    0


    7821564          F36/G02             F          184,000.00         ZZ
                                         360        183,866.83          1
                                       7.625          1,302.34         80
                                       7.375          1,302.34
    RENTON           WA   98056          5            02/25/02         00
    0433808706                           05           04/01/02          0
    06404103                             N            03/01/32
    0


    7824326          U96/G02             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       7.000          2,062.44         79
                                       6.750          2,062.44
    KAHULUI          HI   96732          1            03/08/02         00
    0433816956                           03           05/01/02          0
1


    20200013                             O            04/01/32
    0


    7827344          A50/G02             F          133,500.00         ZZ
                                         360        133,308.12          1
                                       7.875            967.97         80
                                       7.625            967.97
    HOOVER           AL   35226          5            02/25/02         00
    0433846318                           05           04/01/02          0
    614614                               O            03/01/32
    0


    7827692          E46/G02             F          225,000.00         ZZ
                                         360        224,833.02          2
                                       7.500          1,573.23         69
                                       7.250          1,573.23
    ATLANTA          GA   30308          2            02/27/02         00
    0433782729                           05           04/01/02          0
    510146                               N            03/01/32
    0


    7827956          W02/G02             F           90,100.00         ZZ
                                         360         90,027.94          1
                                       7.125            607.03         88
                                       6.875            607.03
    NAPLES           FL   34113          5            02/23/02         12
    0433823234                           05           04/01/02         25
    1000789181                           O            03/01/32
    0


    7828474          P01/G02             F           61,625.00         ZZ
                                         360         61,539.91          2
                                       7.875            446.82         85
                                       7.625            446.82
    COHOES           NY   12047          5            02/14/02         04
    0433730512                           05           03/20/02         12
    02002513                             O            02/20/32
    0


    7830106          601/G02             F          170,990.00         ZZ
                                         360        170,875.26          4
                                       8.000          1,254.67         90
                                       7.750          1,254.67
    AUSTIN           TX   78704          2            02/12/02         10
    0433716743                           05           04/01/02         25
    61111258                             N            03/01/32
    0


1


    7831320          E76/G02             F           99,645.00         ZZ
                                         360         99,571.05          1
                                       7.500            696.73         95
                                       7.250            696.73
    OKLAHOMA CITY    OK   73107          5            02/19/02         12
    0433713591                           05           04/01/02         30
    10011842                             O            03/01/32
    0


    7831840          N31/G02             F          171,000.00         ZZ
                                         360        170,873.09          1
                                       7.500          1,195.66         90
                                       7.250          1,195.66
    ONTARIO          CA   91761          1            02/09/02         10
    0433824620                           05           04/01/02         25
    1589                                 O            03/01/32
    0


    7832214          E76/G02             F           51,000.00         ZZ
                                         360         50,965.78          1
                                       8.000            374.22         75
                                       7.750            374.22
    LANCASTER        TX   75134          5            02/22/02         00
    0433746344                           05           04/01/02          0
    10012055                             N            03/01/32
    0


    7832302          642/G02             F           66,690.00         ZZ
                                         360         66,647.47          3
                                       8.250            501.02         90
                                       8.000            501.02
    SIOUX FALLS      SD   57104          1            02/14/02         10
    0433711785                           05           04/01/02         25
    01081002                             N            03/01/32
    0


    7832606          642/G02             F           66,600.00         ZZ
                                         360         66,557.54          2
                                       8.250            500.34         90
                                       8.000            500.34
    SIOUX FALLS      SD   57104          1            02/14/02         10
    0433710910                           05           04/01/02         25
    01072602                             N            03/01/32
    0


    7832864          144/144             F          131,200.00         ZZ
                                         360        131,102.63          1
                                       7.500            917.37         80
                                       7.250            917.37
1


    OLIVEBRIDGE      NY   12461          1            02/19/02         00
    02MCCORMICKN                         05           04/01/02          0
    02MCCORMICKN                         O            03/01/32
    0


    7839288          B28/G02             F           50,200.00         ZZ
                                         360         50,162.74          1
                                       7.500            351.01         49
                                       7.250            351.01
    KEENESBURG       CO   80643          5            02/20/02         00
    0433730702                           05           04/01/02          0
    01002153                             N            03/01/32
    0


    7840606          A21/G02             F           65,700.00         ZZ
                                         360         65,652.44          1
                                       7.625            465.03         90
                                       7.375            465.03
    HONOLULU         HI   96819          1            02/15/02         01
    0433786498                           01           04/01/02         25
    0810109455                           O            03/01/32
    0


    7843486          601/G02             F           88,000.00         ZZ
                                         360         87,943.88          1
                                       8.250            661.12         80
                                       8.000            661.12
    ATLANTA          GA   30318          1            02/19/02         00
    0433716271                           05           04/01/02          0
    61123212                             N            03/01/32
    0


    7846690          M18/G02             F          191,600.00         ZZ
                                         360        191,600.00          1
                                       7.500          1,339.69         80
                                       7.250          1,339.69
    WHITTIER         CA   90606          1            03/07/02         00
    0433804911                           05           05/01/02          0
    980101701                            O            04/01/32
    0


    7847010          E22/G02             F           99,000.00         ZZ
                                         360         98,935.24          3
                                       8.125            735.07         90
                                       7.875            735.07
    HOLLYWOOD        FL   33020          1            02/12/02         01
    0413419045                           05           04/01/02         25
    0413419045                           N            03/01/32
    0
1




    7847182          E22/G02             F           20,000.00         ZZ
                                         360         19,987.57          1
                                       8.375            152.01         80
                                       8.125            152.01
    LANCASTER        SC   29720          1            02/12/02         00
    0413642273                           05           04/01/02          0
    0413642273                           N            03/01/32
    0


    7847186          E22/G02             F           72,000.00         ZZ
                                         360         71,945.21          1
                                       7.375            497.29         80
                                       7.125            497.29
    SATSUMA          AL   36572          5            02/07/02         00
    0413649286                           05           04/01/02          0
    0413649286                           O            03/01/32
    0


    7849680          806/G02             F          144,000.00         ZZ
                                         360        143,790.88          1
                                       7.625          1,019.23         80
                                       7.375          1,019.23
    ALBUQUERQUE      NM   87114          1            01/31/02         00
    0433865185                           03           03/01/02          0
    1200001945                           O            02/01/32
    0


    7849990          601/G02             F          100,000.00         ZZ
                                         360         99,920.03          1
                                       7.125            673.72         64
                                       6.875            673.72
    TABOR            IA   51653          5            02/21/02         00
    0433752540                           05           04/01/02          0
    61000659                             O            03/01/32
    0


    7852786          E23/G02             F          205,000.00         ZZ
                                         360        204,836.07          1
                                       7.125          1,381.12         63
                                       6.875          1,381.12
    ALBANY           OR   97321          2            02/15/02         00
    0433775517                           05           04/01/02          0
    71002442                             O            03/01/32
    0


    7856498          E23/G02             F          320,000.00         ZZ
                                         360        319,762.51          1
1


                                       7.500          2,237.49         80
                                       7.250          2,237.49
    SAINT AUGUSTINE  FL   32084          5            02/20/02         00
    0433798717                           05           04/01/02          0
    51009870                             O            03/01/32
    0


    7865184          163/G02             F          400,000.00         ZZ
                                         360        399,710.49          1
                                       7.625          2,831.18         89
                                       7.375          2,831.18
    FLANDERS         NJ   07836          5            02/21/02         11
    0433795390                           05           04/01/02         25
    1000231634                           O            03/01/32
    0


    7868172          477/G02             F          391,000.00         ZZ
                                         360        390,687.32          1
                                       7.125          2,634.24         80
                                       6.875          2,634.24
    GLENDALE         CA   91214          2            02/15/02         00
    0433883733                           05           04/01/02          0
    124924                               O            03/01/32
    0


    7873648          E22/G02             F           57,250.00         ZZ
                                         360         57,172.92          1
                                       8.000            420.08         68
                                       7.750            420.08
    WARREN           MI   48019          2            01/24/02         00
    0413422189                           05           03/01/02          0
    0413422189                           N            02/01/32
    0


    7873650          E22/G02             F           59,000.00         ZZ
                                         360         58,870.04          1
                                       8.000            432.93         74
                                       7.750            432.93
    HAZEL PARK       MI   48030          2            01/24/02         00
    0413422205                           05           03/01/02          0
    0413422205                           N            02/01/32
    0


    7873652          E22/G02             F           64,000.00         ZZ
                                         360         63,845.88          1
                                       8.000            469.61         80
                                       7.750            469.61
    HAZEL PARK       MI   48030          2            01/24/02         00
    0413422213                           05           03/01/02          0
1


    0413422213                           N            02/01/32
    0


    7873668          E22/G02             F           51,200.00         T
                                         360         51,168.99          1
                                       8.500            393.68         80
                                       8.250            393.68
    ALBRIGHTSVILLE   PA   18210          5            02/13/02         00
    0413486150                           05           04/01/02          0
    0413486150                           O            03/01/32
    0


    7873688          E22/G02             F           46,750.00         ZZ
                                         360         46,715.31          1
                                       7.500            326.88         85
                                       7.250            326.88
    KNOXVILLE        TN   37919          2            02/13/02         10
    0413518044                           05           04/01/02         12
    0413518044                           N            03/01/32
    0


    7873740          E22/G02             F          132,000.00         ZZ
                                         360        131,909.16          1
                                       7.875            957.09         80
                                       7.625            957.09
    ISSAQUAH         WA   98027          5            02/07/02         00
    0413566746                           01           04/01/02          0
    0413566746                           O            03/01/32
    0


    7873842          E22/G02             F           64,600.00         ZZ
                                         360         64,550.84          1
                                       7.375            446.18         85
                                       7.125            446.18
    KNOXVILLE        TN   37932          2            02/13/02         10
    0413624586                           09           04/01/02         12
    0413624586                           N            03/01/32
    0


    7873850          E22/G02             F           64,000.00         ZZ
                                         360         63,957.06          1
                                       8.000            469.61         80
                                       7.750            469.61
    LAKEWOOD         NJ   08701          1            02/13/02         00
    0413630930                           01           04/01/02          0
    0413630930                           N            03/01/32
    0


1


    7875368          N74/G02             F           37,800.00         ZZ
                                         240         37,701.53          1
                                       7.125            295.91         88
                                       6.875            295.91
    RICHMOND         VA   23234          5            02/18/02         10
    0433709771                           05           04/01/02         25
    0029872010                           O            03/01/22
    0


    7877014          G34/G02             F           95,200.00         ZZ
                                         360         95,137.72          1
                                       8.125            706.86         80
                                       7.875            706.86
    GEORGETOWN       TX   78628          1            02/20/02         00
    0433802451                           05           04/01/02          0
    85200960                             N            03/01/32
    0


    7877992          W68/G02             F          131,250.00         ZZ
                                         360        131,166.30          1
                                       8.250            986.04         75
                                       8.000            986.04
    DALLAS           TX   75229          5            03/01/02         00
    0433794880                           05           04/01/02          0
    24610                                N            03/01/32
    0


    7881166          E47/G02             F          108,000.00         ZZ
                                         360        107,917.82          1
                                       7.375            745.93         80
                                       7.125            745.93
    LOUISVILLE       CO   80027          1            02/19/02         00
    0433756806                           01           04/01/02          0
    7321011170                           N            03/01/32
    0


    7881508          A52/G02             F           80,100.00         ZZ
                                         360         80,048.93          2
                                       8.250            601.76         90
                                       8.000            601.76
    ATLANTA          GA   30310          1            02/18/02         11
    0433705522                           05           04/01/02         25
    18555                                N            03/01/32
    0


    7885070          N74/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       7.500            643.28         80
                                       7.250            643.28
1


    FREDERICKSBURG   VA   22405          2            02/27/02         00
    0433745841                           27           05/01/02          0
    0029907010                           O            04/01/32
    0


    7885642          H19/G02             F           96,300.00         ZZ
                                         360         96,235.38          1
                                       8.000            706.62         90
                                       7.750            706.62
    SCHILLER PARK    IL   60176          1            02/26/02         10
    0433751161                           01           04/01/02         25
    0002326106                           N            03/01/32
    0


    7888188          S11/G02             F          334,400.00         ZZ
                                         360        334,181.26          4
                                       8.125          2,482.91         95
                                       7.875          2,482.91
    WEST COVINA      CA   91792          1            02/21/02         11
    0433782141                           05           04/01/02         30
    10207059                             O            03/01/32
    0


    7890492          E22/G02             F          139,200.00         ZZ
                                         360        139,096.69          1
                                       7.500            973.31         80
                                       7.250            973.31
    SEGUIN           TX   78155          5            02/07/02         00
    0413490319                           05           04/01/02          0
    0413490319                           O            03/01/32
    0


    7890508          E22/G02             F           39,950.00         ZZ
                                         360         39,925.80          1
                                       8.500            307.18         85
                                       8.250            307.18
    ALLENTOWN        PA   18102          1            02/14/02         04
    0413523481                           07           04/01/02         20
    0413523481                           N            03/01/32
    0


    7890554          E22/G02             F           95,000.00         ZZ
                                         360         94,929.50          1
                                       7.500            664.25         78
                                       7.250            664.25
    MESQUITE         TX   75150          5            02/08/02         00
    0413571670                           05           04/01/02          0
    0413571670                           O            03/01/32
    0
1




    7890598          E22/G02             F           51,200.00         ZZ
                                         360         51,127.50          1
                                       7.750            366.80         80
                                       7.500            366.80
    LAGRANGE         GA   30241          5            02/01/02         00
    0413600446                           05           03/01/02          0
    0413600446                           O            02/01/32
    0


    7890610          E22/G02             F           52,000.00         ZZ
                                         360         51,963.30          1
                                       7.750            372.53         80
                                       7.500            372.53
    ALVORD           TX   76225          1            02/13/02         00
    0413607102                           05           04/01/02          0
    0413607102                           N            03/01/32
    0


    7890626          E22/G02             F           50,400.00         ZZ
                                         360         50,364.43          1
                                       7.750            361.07         80
                                       7.500            361.07
    STRATFORD        CT   06615          1            02/15/02         00
    0413622499                           01           04/01/02          0
    0413622499                           N            03/01/32
    0


    7891594          X16/G02             F          103,500.00         ZZ
                                         360        103,434.00          1
                                       8.250            777.56         83
                                       8.000            777.56
    CHESWICK         PA   15024          2            02/22/02         11
    0433808961                           05           04/01/02         25
    0010067910                           O            03/01/32
    0


    7891736          E82/G02             F          391,000.00         ZZ
                                         360        390,372.79          1
                                       7.125          2,634.24         66
                                       6.875          2,634.24
    OZARK            AR   72949          2            02/01/02         00
    0400527016                           05           03/01/02          0
    3827555                              O            02/01/32
    0


    7892322          X64/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
1


                                       7.375          1,105.08         93
                                       7.125          1,105.08
    MONROE           MI   48161          2            03/15/02         10
    0433841111                           05           05/01/02         30
    0546629                              O            04/01/32
    0


    7892394          W53/G02             F           61,200.00         ZZ
                                         360         61,157.88          1
                                       7.875            443.75         90
                                       7.625            443.75
    BRADENTON        FL   34208          1            02/22/02         01
    0433723087                           05           04/01/02         25
    131000570                            N            03/01/32
    0


    7893026          X16/G02             F           63,000.00         ZZ
                                         360         62,956.65          1
                                       7.875            456.79         90
                                       7.625            456.79
    BRUIN            PA   16022          5            02/20/02         10
    0433795846                           05           04/01/02         25
    0010067922                           O            03/01/32
    0


    7893446          313/G02             F           28,000.00         ZZ
                                         360         27,981.68          1
                                       8.125            207.90         80
                                       7.875            207.90
    MEMPHIS          TN   38107          5            02/22/02         00
    0433729373                           05           04/01/02          0
    0008609216                           N            03/01/32
    0


    7894740          W02/G02             F           99,200.00         ZZ
                                         240         99,012.44          1
                                       7.125            776.56         80
                                       6.875            776.56
    DELTONA          FL   32738          5            02/21/02         00
    0433819307                           05           04/01/02          0
    1000700484                           O            03/01/22
    0


    7895394          E23/G02             F          344,000.00         ZZ
                                         360        343,724.91          2
                                       7.125          2,317.59         80
                                       6.875          2,317.59
    SAN DIEGO        CA   92104          1            02/19/02         00
    0433827615                           05           04/01/02          0
1


    11009325                             O            03/01/32
    0


    7895468          H58/G02             F          210,000.00         ZZ
                                         360        209,832.07          1
                                       7.125          1,414.81         64
                                       6.875          1,414.81
    SAN DIEGO        CA   92116          5            02/19/02         00
    0433795697                           05           04/01/02          0
    0000085228                           O            03/01/32
    0


    7895496          B43/G02             F          460,000.00         ZZ
                                         360        459,675.33          1
                                       7.750          3,295.50         80
                                       7.500          3,295.50
    CANTON           MI   48187          1            02/28/02         00
    0433794708                           05           04/01/02          0
    26071                                O            03/01/32
    0


    7897166          975/G02             F          400,000.00         ZZ
                                         360        399,695.63          1
                                       7.375          2,762.70         80
                                       7.125          2,762.70
    LONG BEACH       CA   90808          5            02/20/02         00
    0433775368                           05           04/01/02          0
    2020489                              O            03/01/32
    0


    7898162          964/G02             F           82,400.00         ZZ
                                         360         82,337.30          1
                                       7.375            569.12         80
                                       7.125            569.12
    AURORA           CO   80012          1            02/25/02         00
    0433744984                           01           04/01/02          0
    188669                               N            03/01/32
    0


    7899004          225/G02             F          506,250.00         ZZ
                                         360        505,130.14          1
                                       6.250          3,117.07         77
                                       6.000          3,117.07
    BERNARDS TWP     NJ   07920          5            12/28/01         00
    0433685500                           05           03/01/02          0
    006563890                            O            02/01/32
    0


1


    7899020          225/G02             F           72,000.00         ZZ
                                         360         71,840.81          1
                                       7.625            509.61         90
                                       7.375            509.61
    NORFOLK          VA   23509          2            12/20/01         11
    0433729225                           05           02/01/02         25
    006567364                            O            01/01/32
    0


    7899066          225/G02             F           60,300.00         ZZ
                                         360         60,214.60          1
                                       7.750            432.00         90
                                       7.500            432.00
    HAZELWOOD        MO   63042          1            01/04/02         10
    0433706397                           05           03/01/02         25
    007324394                            N            02/01/32
    0


    7899122          225/G02             F           91,200.00         ZZ
                                         360         91,077.19          1
                                       8.000            669.20         95
                                       7.750            669.20
    SAN ANTONIO      FL   33576          5            01/03/02         10
    0433705134                           05           03/01/02         30
    007332807                            O            02/01/32
    0


    7899124          225/G02             F           37,250.00         ZZ
                                         360         37,170.59          1
                                       7.750            266.87         90
                                       7.500            266.87
    ZEPHYRHILLS      FL   33541          1            12/27/01         11
    0433728391                           05           02/01/02         25
    007333123                            N            01/01/32
    0


    7899166          225/G02             F           88,200.00         ZZ
                                         360         87,948.56          1
                                       7.750            631.88         90
                                       7.500            631.88
    WASHINGTON       DC   20020          1            11/30/01         10
    0433729159                           07           01/01/02         25
    007328490                            N            12/01/31
    0


    7899168          225/G02             F           81,000.00         ZZ
                                         360         80,831.66          1
                                       7.875            587.31         90
                                       7.625            587.31
1


    WASHINGTON       DC   20020          1            12/20/01         10
    0433707239                           05           02/01/02         25
    007333758                            N            01/01/32
    0


    7899218          225/G02             F           80,100.00         ZZ
                                         360         79,949.58          3
                                       8.375            608.82         90
                                       8.125            608.82
    BRATTLEBORO      VT   05301          1            12/31/01         11
    0433705597                           05           02/01/02         25
    007320904                            N            01/01/32
    0


    7899228          225/G02             F           84,300.00         ZZ
                                         360         84,124.79          3
                                       7.875            611.24         90
                                       7.625            611.24
    MERIDEN          CT   06450          1            12/28/01         10
    0433702610                           05           02/01/02         25
    007331925                            N            01/01/32
    0


    7900848          A06/G02             F           40,000.00         ZZ
                                         360         39,968.79          1
                                       7.250            272.88         43
                                       7.000            272.88
    WESTLAND         MI   48186          2            02/20/02         00
    0433706611                           05           04/01/02          0
    021000020202711                      N            03/01/32
    0


    7901376          477/G02             F          234,650.00         ZZ
                                         360        234,488.51          3
                                       7.875          1,701.38         95
                                       7.625          1,701.38
    LOS ANGELES      CA   90026          1            02/20/02         11
    0433884046                           05           04/01/02         30
    124730                               O            03/01/32
    0


    7904096          K15/G02             F          103,000.00         ZZ
                                         360        102,934.33          1
                                       8.250            773.80         85
                                       8.000            773.80
    MANCHESTER       NH   03102          5            02/20/02         11
    0433717014                           05           04/01/02         12
    033305306197                         O            03/01/32
    0
1




    7905558          737/G02             F          481,000.00         ZZ
                                         360        480,651.86          1
                                       7.625          3,404.49         79
                                       7.375          3,404.49
    DENVER           CO   80221          5            02/22/02         00
    0433808235                           05           04/01/02          0
    2056485                              O            03/01/32
    0


    7908358          588/G02             F          172,800.00         ZZ
                                         360        172,800.00          1
                                       7.500          1,208.24         80
                                       7.250          1,208.24
    CENTREVILLE      VA   20121          1            03/18/02         00
    0433842317                           03           05/01/02          0
    1060298                              O            04/01/32
    0


    7910314          E22/G02             F           75,000.00         ZZ
                                         360         74,945.71          1
                                       7.625            530.85         59
                                       7.375            530.85
    LAKE ORION       MI   48362          5            02/13/02         00
    0413467960                           05           04/01/02          0
    0413467960                           O            03/01/32
    0


    7910322          E22/G02             F           90,400.00         ZZ
                                         360         90,331.21          1
                                       7.375            624.37         80
                                       7.125            624.37
    CALEXICO         CA   92231          5            01/29/02         00
    0413480468                           05           04/01/02          0
    0413480468                           O            03/01/32
    0


    7910324          E22/G02             F           64,000.00         ZZ
                                         360         63,919.38          1
                                       8.375            486.45         80
                                       8.125            486.45
    DETROIT          MI   48238          5            01/18/02         00
    0413484551                           05           03/01/02          0
    0413484551                           N            02/01/32
    0


    7910520          E22/G02             F           94,400.00         ZZ
                                         360         94,329.94          1
1


                                       7.500            660.06         80
                                       7.250            660.06
    CORAL SPRINGS    FL   33065          5            02/11/02         00
    0413640194                           09           04/01/02          0
    0413640194                           O            03/01/32
    0


    7910558          E22/G02             F          250,000.00         ZZ
                                         360        249,844.61          4
                                       8.375          1,900.18         90
                                       8.125          1,900.18
    MIAMI            FL   33130          1            02/15/02         04
    0413662982                           05           04/01/02         25
    0413662982                           N            03/01/32
    0


    7912896          W68/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
                                       8.000            293.51         80
                                       7.750            293.51
    DALLAS           TX   75209          1            03/01/02         00
    0433801040                           05           05/01/02          0
    23039                                N            04/01/32
    0


    7913446          P44/G02             F           91,900.00         ZZ
                                         360         91,842.88          1
                                       8.375            698.51         73
                                       8.125            698.51
    LYNN             MA   01904          5            02/14/02         00
    0433706868                           08           04/01/02          0
    041275                               N            03/01/32
    0


    7913600          X16/G02             F          130,500.00         ZZ
                                         360        130,403.16          1
                                       7.500            912.47         90
                                       7.250            912.47
    COLUMBUS         OH   43229          5            02/22/02         11
    0433809043                           05           04/01/02         25
    0010067930                           O            03/01/32
    0


    7914248          N74/G02             F           78,400.00         ZZ
                                         360         78,340.34          1
                                       7.375            541.49         80
                                       7.125            541.49
    PURLEAR          NC   28665          2            02/20/02         00
    0433711330                           27           04/01/02          0
1


    0029879030                           O            03/01/32
    0


    7914376          964/G02             F           94,500.00         ZZ
                                         360         94,433.30          1
                                       7.750            677.01         90
                                       7.500            677.01
    PHOENIX          AZ   85016          1            02/20/02         01
    0433744299                           05           04/01/02         25
    192196                               N            03/01/32
    0


    7915118          J40/G02             F          472,500.00         ZZ
                                         360        472,158.01          1
                                       7.625          3,344.33         90
                                       7.375          3,344.33
    RIDGELAND        MS   39157          1            02/28/02         11
    0433813029                           05           04/01/02         25
    7727246                              O            03/01/32
    0


    7916060          H58/G02             F          347,200.00         ZZ
                                         360        346,948.71          1
                                       7.625          2,457.46         80
                                       7.375          2,457.46
    GRANITE BAY      CA   95746          1            02/22/02         00
    0433809258                           03           04/01/02          0
    0000090187                           O            03/01/32
    0


    7916210          E47/G02             F          114,100.00         ZZ
                                         360        114,013.18          1
                                       7.375            788.06         70
                                       7.125            788.06
    BOULDER          CO   80302          1            02/27/02         00
    0433810967                           01           04/01/02          0
    2088728                              N            03/01/32
    0


    7918368          K15/G02             F           52,100.00         ZZ
                                         360         52,066.78          1
                                       8.250            391.41         89
                                       8.000            391.41
    BLANCHARD        LA   71009          5            02/23/02         11
    0433754231                           05           04/01/02         25
    000840005303668                      O            03/01/32
    0


1


    7921004          A35/G02             F          261,450.00         ZZ
                                         360        261,450.00          1
                                       7.750          1,873.05         90
                                       7.500          1,873.05
    DEER PARK        NY   11729          1            03/07/02         14
    0433793585                           05           05/01/02         25
    1                                    O            04/01/32
    0


    7927298          U05/G02             F          360,000.00         ZZ
                                         360        359,719.17          1
                                       7.250          2,455.83         80
                                       7.000          2,455.83
    HOUSTON          TX   77057          5            02/22/02         00
    0433820545                           09           04/01/02          0
    3210135                              O            03/01/32
    0


    7928036          U05/G02             F          160,900.00         ZZ
                                         360        160,900.00          1
                                       7.250          1,097.62         46
                                       7.000          1,097.62
    KINGSLAND        TX   78639          5            03/06/02         00
    0433849023                           05           05/01/02          0
    3211314                              O            04/01/32
    0


    7928082          964/G02             F          143,100.00         ZZ
                                         360        142,993.80          1
                                       7.500          1,000.58         60
                                       7.250          1,000.58
    ROSEVILLE        CA   95661          1            02/26/02         00
    0433796125                           05           04/01/02          0
    189287                               N            03/01/32
    0


    7930620          F89/G02             F           75,000.00         ZZ
                                         360         74,940.02          1
                                       7.125            505.29         82
                                       6.875            505.29
    HENDERSON        NV   89014          2            02/22/02         04
    0433809746                           01           04/01/02         12
    2109543                              O            03/01/32
    0


    7932800          E82/G02             F           56,400.00         ZZ
                                         360         56,361.19          1
                                       7.875            408.94         54
                                       7.625            408.94
1


    CHICAGO          IL   60619          2            02/15/02         00
    0400562625                           05           04/01/02          0
    1566702                              N            03/01/32
    0


    7932802          E82/G02             F           66,000.00         ZZ
                                         360         65,953.42          1
                                       7.750            472.83         43
                                       7.500            472.83
    HOPEWELL         NJ   08525          2            02/19/02         00
    0400577813                           01           04/01/02          0
    1564829                              N            03/01/32
    0


    7932812          E82/G02             F           64,900.00         ZZ
                                         360         64,849.37          1
                                       7.250            442.73         70
                                       7.000            442.73
    FORT LAUDERDALE  FL   33334          2            02/14/02         00
    0400585170                           05           04/01/02          0
    0400585170                           O            03/01/32
    0


    7935058          N74/G02             F           91,350.00         ZZ
                                         360         91,280.49          1
                                       7.375            630.93         90
                                       7.125            630.93
    WINSTON SALEM    NC   27106          5            02/21/02         10
    0433711306                           05           04/01/02         25
    0029884010                           O            03/01/32
    0


    7939274          H58/G02             F          250,000.00         ZZ
                                         360        249,804.98          1
                                       7.250          1,705.44         67
                                       7.000          1,705.44
    ELK GROVE        CA   95758          2            02/22/02         00
    0433803517                           05           04/01/02          0
    0000090616                           O            03/01/32
    0


    7941132          M96/G02             F           33,300.00         ZZ
                                         360         33,278.77          3
                                       8.250            250.17         90
                                       8.000            250.17
    MUSKEGON         MI   49442          1            02/27/02         10
    0433727120                           05           04/01/02         25
    200200192                            N            03/01/32
    0
1




    7941190          S11/G02             F          215,600.00         ZZ
                                         360        215,431.81          1
                                       7.250          1,470.77         80
                                       7.000          1,470.77
    TEMECULA         CA   92592          1            02/22/02         00
    0433782976                           03           04/01/02          0
    10207081                             O            03/01/32
    0


    7941862          964/G02             F          391,000.00         ZZ
                                         360        390,679.50          1
                                       7.000          2,601.33         79
                                       6.750          2,601.33
    SACRAMENTO       CA   95864          5            02/21/02         00
    0433808417                           03           04/01/02          0
    162173                               O            03/01/32
    0


    7942850          N47/G02             F          212,800.00         ZZ
                                         360        212,642.07          2
                                       7.500          1,487.93         78
                                       7.250          1,487.93
    SAN DIEGO        CA   92104          5            02/22/02         00
    0433783669                           05           04/01/02          0
    30120243                             O            03/01/32
    0


    7943588          J95/G02             F           46,200.00         ZZ
                                         360         46,136.19          1
                                       7.875            334.99         70
                                       7.625            334.99
    LAKE CHARLES     LA   70605          5            01/04/02         00
    0433705761                           05           03/01/02          0
    0028266575                           N            02/01/32
    0


    7944528          S11/G02             F          343,000.00         ZZ
                                         360        342,745.44          1
                                       7.500          2,398.31         68
                                       7.250          2,398.31
    CARLSBAD         CA   92008          2            02/14/02         00
    0433866381                           03           04/01/02          0
    10205081                             O            03/01/32
    0


    7946946          E47/G02             F          135,600.00         ZZ
                                         360        135,501.86          1
1


                                       7.625            959.77         58
                                       7.375            959.77
    HELOTES          TX   78023          5            02/26/02         00
    0433852332                           05           04/01/02          0
    7328011530                           O            03/01/32
    0


    7950634          L16/G02             F          330,750.00         ZZ
                                         360        330,522.38          1
                                       7.875          2,398.17         90
                                       7.625          2,398.17
    DENVER           CO   80237          1            02/22/02         04
    0433781127                           05           04/01/02         30
    12020148                             O            03/01/32
    0


    7952744          N47/G02             F           90,750.00         T
                                         360         90,682.65          1
                                       7.500            634.54         75
                                       7.250            634.54
    ORLAND           CA   95693          5            02/22/02         00
    0433784667                           05           04/01/02          0
    20420107                             O            03/01/32
    0


    7952850          253/253             F           98,400.00         ZZ
                                         360         97,830.64          3
                                       8.000            722.03         80
                                       7.750            722.03
    DEMOTTE          IN   46310          2            02/28/02         00
    993460                               05           04/01/02          0
    993460                               N            03/01/32
    0


    7952952          E86/G02             F           87,000.00         ZZ
                                         360         87,000.00          1
                                       7.250            593.49         44
                                       7.000            593.49
    BROOKLYN         NY   11223          2            03/25/02         00
    0433811874                           05           05/01/02          0
    0000177185                           O            04/01/32
    0


    7955304          975/G02             F          446,000.00         ZZ
                                         360        446,000.00          1
                                       7.125          3,004.78         70
                                       6.875          3,004.78
    BUENA PARK       CA   90621          2            03/01/02         00
    0433802709                           03           05/01/02          0
1


    2020568                              O            04/01/32
    0


    7956064          Q51/G02             F          378,000.00         ZZ
                                         360        378,000.00          1
                                       7.375          2,610.75         69
                                       7.125          2,610.75
    ARCADIA          CA   91007          5            03/12/02         00
    0433821139                           05           05/01/02          0
    0544688W2021502                      O            04/01/32
    0


    7957792          E22/G02             F           88,000.00         ZZ
                                         360         87,926.07          1
                                       6.875            578.10         67
                                       6.625            578.10
    AMARILLO         TX   79109          5            02/12/02         00
    0413343419                           05           04/01/02          0
    0413343419                           O            03/01/32
    0


    7957802          E22/G02             F          108,000.00         ZZ
                                         360        107,931.13          2
                                       8.250            811.37         90
                                       8.000            811.37
    NEWARK           NJ   07106          1            02/19/02         04
    0413456773                           05           04/01/02         25
    0413456773                           N            03/01/32
    0


    7957804          E22/G02             F          229,200.00         ZZ
                                         360        229,034.12          1
                                       7.625          1,622.26         78
                                       7.375          1,622.26
    AUSTIN           TX   78746          2            02/13/02         00
    0413463639                           05           04/01/02          0
    0413463639                           O            03/01/32
    0


    7957806          E22/G02             F           89,600.00         ZZ
                                         360         89,512.04          1
                                       7.625            634.18         80
                                       7.375            634.18
    HURST            TX   76053          5            02/12/02         00
    0413464454                           05           04/01/02          0
    0413464454                           O            03/01/32
    0


1


    7957888          E22/G02             F           71,250.00         ZZ
                                         360         71,198.43          1
                                       7.625            504.30         86
                                       7.375            504.30
    BOCA RATON       FL   33428          5            02/13/02         01
    0413571316                           01           04/01/02         25
    0413571316                           O            03/01/32
    0


    7957934          E22/G02             F          400,000.00         ZZ
                                         360        399,717.68          1
                                       7.750          2,865.65         80
                                       7.500          2,865.65
    LIVERMORE        CA   94550          5            02/12/02         00
    0413600214                           03           04/01/02          0
    0413600214                           O            03/01/32
    0


    7957962          E22/G02             F           44,300.00         ZZ
                                         360         44,270.27          1
                                       8.000            325.06         73
                                       7.750            325.06
    PUEBLO           CO   81004          2            02/19/02         00
    0413614140                           05           04/01/02          0
    0413614140                           N            03/01/32
    0


    7957994          E22/G02             F           98,000.00         ZZ
                                         360         97,929.07          1
                                       7.625            693.64         72
                                       7.375            693.64
    BELTON           TX   76513          5            02/13/02         00
    0413628215                           03           04/01/02          0
    0413628215                           O            03/01/32
    0


    7958012          E22/G02             F           50,000.00         ZZ
                                         360         49,962.89          1
                                       7.500            349.61         24
                                       7.250            349.61
    SUNRISE BEACH    TX   78643          2            02/12/02         00
    0413634007                           05           04/01/02          0
    0413634007                           O            03/01/32
    0


    7958034          E22/G02             F          101,600.00         ZZ
                                         360        101,526.46          1
                                       7.625            719.12         95
                                       7.375            719.12
1


    INVERNESS        FL   34453          2            02/12/02         10
    0413642240                           05           04/01/02         25
    0413642240                           O            03/01/32
    0


    7958052          E22/G02             F          112,500.00         ZZ
                                         360        112,416.51          1
                                       7.500            786.62         90
                                       7.250            786.62
    CLEARWATER       FL   33765          5            02/12/02         04
    0413648122                           05           04/01/02         25
    0413648122                           O            03/01/32
    0


    7958062          E22/G02             F          272,000.00         T
                                         360        271,798.14          1
                                       7.500          1,901.86         79
                                       7.250          1,901.86
    SAN DIEGO        CA   92115          1            02/11/02         00
    0413653932                           05           04/01/02          0
    0413653932                           O            03/01/32
    0


    7958066          E22/G02             F           76,500.00         ZZ
                                         360         76,452.45          1
                                       8.375            581.46         90
                                       8.125            581.46
    AUSTIN           TX   78702          1            02/19/02         01
    0413654922                           05           04/01/02         25
    0413654922                           N            03/01/32
    0


    7958098          E22/G02             F          192,000.00         ZZ
                                         360        191,850.22          1
                                       7.250          1,309.78         79
                                       7.000          1,309.78
    KLAMATH FALLS    OR   97601          2            02/12/02         00
    0413665191                           05           04/01/02          0
    0413665191                           O            03/01/32
    0


    7958138          E22/G02             F           60,000.00         ZZ
                                         360         59,962.71          1
                                       8.375            456.04         60
                                       8.125            456.04
    KAUFMAN          TX   75142          1            02/18/02         00
    0413699083                           27           04/01/02          0
    0413699083                           O            03/01/32
    0
1




    7959908          U05/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.250          2,455.83         67
                                       7.000          2,455.83
    CRYSTAL LAKE     IL   60012          5            03/21/02         00
    0433838034                           05           05/01/02          0
    3211924                              O            04/01/32
    0


    7959968          E82/G02             F          142,000.00         ZZ
                                         360        141,891.95          1
                                       7.375            980.76         81
                                       7.125            980.76
    ATMORE           AL   36502          2            02/15/02         04
    0400569562                           05           04/01/02         12
    0400569562                           O            03/01/32
    0


    7964824          X31/G02             F          116,000.00         ZZ
                                         360        115,913.91          1
                                       7.500            811.09         79
                                       7.250            811.09
    COMPTON          CA   90221          5            02/22/02         00
    0433820867                           05           04/01/02          0
    70101374                             O            03/01/32
    0


    7965632          M37/G02             F          114,400.00         ZZ
                                         360        114,315.10          1
                                       7.500            799.90         80
                                       7.250            799.90
    PEORIA           AZ   85382          2            02/22/02         00
    0433727260                           05           04/01/02          0
    605438                               O            03/01/32
    0


    7967722          964/G02             F          352,500.00         ZZ
                                         360        352,225.02          1
                                       7.250          2,404.67         88
                                       7.000          2,404.67
    SONORA           CA   95370          2            02/25/02         04
    0433781556                           05           04/01/02         25
    186415                               O            03/01/32
    0


    7969274          R68/G02             F           80,600.00         ZZ
                                         360         80,430.24          1
1


                                       6.875            529.48         90
                                       6.625            529.48
    NORTH LAUDERDAL  FL   33068          1            02/27/02         10
    0433727948                           07           04/01/02         25
    20020566                             N            03/01/32
    0


    7971312          K15/G02             F           75,600.00         ZZ
                                         240         75,465.56          1
                                       7.625            614.82         85
                                       7.375            614.82
    OWENSVILLE       OH   45160          5            02/23/02         11
    0433748316                           05           04/01/02          6
    027905303066                         O            03/01/22
    0


    7971962          U05/G02             F          359,200.00         ZZ
                                         360        359,200.00          1
                                       7.500          2,511.58         80
                                       7.250          2,511.58
    HELOTES          TX   78023          5            03/01/02         00
    0433791142                           05           05/01/02          0
    3210531                              O            04/01/32
    0


    7974528          S11/G02             F          330,000.00         ZZ
                                         360        329,748.89          1
                                       7.375          2,279.23         75
                                       7.125          2,279.23
    COSTA MESA       CA   92627          5            02/26/02         00
    0433858164                           05           04/01/02          0
    10206869                             O            03/01/32
    0


    7974784          700/G02             F          196,000.00         ZZ
                                         360        195,854.54          1
                                       7.500          1,370.46         80
                                       7.250          1,370.46
    WEST COVINA      CA   91790          5            02/26/02         00
    0433804150                           05           04/01/02          0
    00265119                             O            03/01/32
    0


    7975898          F89/G02             F          400,000.00         ZZ
                                         360        399,680.13          1
                                       7.125          2,694.87         89
                                       6.875          2,694.87
    SAN CLEMENTE     CA   92673          5            02/22/02         11
    0433775962                           01           04/01/02         25
1


    12317452                             O            03/01/32
    0


    7979592          P59/G02             F          165,700.00         ZZ
                                         360        165,700.00          1
                                       7.500          1,158.60         85
                                       7.250          1,158.60
    BAKERSFIELD      CA   93311          5            02/26/02         01
    0433754850                           05           05/01/02         12
    003271                               O            04/01/32
    0


    7980472          E22/G02             F          174,000.00         ZZ
                                         360        173,857.37          1
                                       7.000          1,157.63         76
                                       6.750          1,157.63
    NORWALK          CA   90650          5            02/12/02         00
    0413447996                           05           04/01/02          0
    0413447996                           O            03/01/32
    0


    7980482          E22/G02             F          102,000.00         ZZ
                                         360        101,918.44          1
                                       7.125            687.19         85
                                       6.875            687.19
    CHAMPAIGN        IL   61821          5            02/14/02         04
    0413517343                           05           04/01/02         12
    0413517343                           O            03/01/32
    0


    7980520          E22/G02             F          280,000.00         ZZ
                                         360        279,292.20          1
                                       7.500          1,957.80         51
                                       7.250          1,957.80
    NORTHPORT        NY   11768          5            02/14/02         00
    0413572538                           05           04/01/02          0
    0413572538                           O            03/01/32
    0


    7980542          E22/G02             F           45,000.00         ZZ
                                         360         44,864.02          1
                                       7.125            303.17         79
                                       6.875            303.17
    BRICK            NJ   08724          1            02/20/02         00
    0413604489                           01           04/01/02          0
    0413604489                           N            03/01/32
    0


1


    7980552          E22/G02             F           75,000.00         ZZ
                                         360         74,952.18          1
                                       8.250            563.45         84
                                       8.000            563.45
    WESTWEGO         LA   70094          2            02/20/02         04
    0413614868                           05           04/01/02         20
    0413614868                           N            03/01/32
    0


    7980566          E22/G02             F          128,000.00         ZZ
                                         360        127,911.91          1
                                       7.875            928.09         98
                                       7.625            928.09
    TRAVERSE CITY    MI   49684          2            02/14/02         01
    0413623927                           05           04/01/02         35
    0413623927                           O            03/01/32
    0


    7980592          E22/G02             F           67,500.00         ZZ
                                         360         67,454.71          1
                                       8.000            495.29         90
                                       7.750            495.29
    DETROIT          MI   48219          1            02/20/02         04
    0413641630                           05           04/01/02         25
    0413641630                           N            03/01/32
    0


    7980664          E22/G02             F          285,000.00         ZZ
                                         360        284,793.73          1
                                       7.625          2,017.21         75
                                       7.375          2,017.21
    ERIE             CO   80516          5            02/14/02         00
    0413682089                           05           04/01/02          0
    0413682089                           O            03/01/32
    0


    7981500          A52/G02             F          148,000.00         ZZ
                                         360        147,892.89          1
                                       7.625          1,047.53         80
                                       7.375          1,047.53
    NORCROSS         GA   30093          1            02/25/02         00
    0433795580                           05           04/01/02          0
    18436                                N            03/01/32
    0


    7985820          964/G02             F          178,000.00         ZZ
                                         360        177,760.34          1
                                       8.000          1,306.10         80
                                       7.750          1,306.10
1


    HENDERSON        NV   89052          2            01/31/02         00
    0433852738                           03           03/01/02          0
    181018                               N            02/01/32
    0


    7986162          477/G02             F          228,400.00         ZZ
                                         360        228,400.00          1
                                       7.125          1,538.77         80
                                       6.875          1,538.77
    LONG BEACH       CA   90803          1            03/13/02         00
    0433884277                           05           05/01/02          0
    159181                               O            04/01/32
    0


    7987282          G13/G02             F          399,999.00         ZZ
                                         360        399,702.14          1
                                       7.500          2,796.85         90
                                       7.250          2,796.85
    SAN DIMAS        CA   91773          5            02/25/02         01
    0433870144                           05           04/01/02         25
    0083827                              O            03/01/32
    0


    7996080          T44/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.125            808.46         62
                                       6.875            808.46
    NEVADA CITY      CA   95959          2            03/01/02         00
    0433764610                           05           05/01/02          0
    1031923                              O            04/01/32
    0


    7996722          E86/G02             F           76,500.00         ZZ
                                         360         76,441.79          3
                                       7.375            528.37         90
                                       7.125            528.37
    BETHLEHEM        PA   18015          1            02/27/02         11
    0433822558                           05           04/01/02         30
    1                                    N            03/01/32
    0


    7998278          N74/G02             F          136,800.00         ZZ
                                         360        136,800.00          1
                                       7.500            956.53         95
                                       7.250            956.53
    TIMMONSVILLE     SC   29161          5            03/01/02         01
    0433765252                           05           05/01/02         30
    0029898010                           O            04/01/32
    0
1




    7999294          A48/G02             F          192,750.00         ZZ
                                         360        192,750.00          1
                                       7.750          1,380.88         75
                                       7.500          1,380.88
    SAN JOSE         CA   95122          5            03/20/02         00
    0433835956                           01           05/01/02          0
    8111026553                           O            04/01/32
    0


    8002314          E22/G02             F          155,000.00         ZZ
                                         360        154,884.97          1
                                       7.500          1,083.78         80
                                       7.250          1,083.78
    PLAINFIELD       NJ   07060          1            02/21/02         00
    0413353723                           05           04/01/02          0
    0413353723                           O            03/01/32
    0


    8002342          E22/G02             F          332,000.00         ZZ
                                         360        331,759.70          1
                                       7.625          2,349.88         80
                                       7.375          2,349.88
    SAN MARCOS       TX   78666          5            02/15/02         00
    0413518259                           05           04/01/02          0
    0413518259                           O            03/01/32
    0


    8002368          E22/G02             F           87,500.00         ZZ
                                         360         87,392.90          1
                                       8.500            672.80         90
                                       8.250            672.80
    DETROIT          MI   48224          2            01/30/02         11
    0413553967                           05           03/01/02         25
    0413553967                           N            02/01/32
    0


    8002386          E22/G02             F          100,000.00         ZZ
                                         360         99,932.91          1
                                       8.000            733.76         80
                                       7.750            733.76
    GEORGETOWN       TX   78626          5            02/15/02         00
    0413586207                           03           04/01/02          0
    0413586207                           O            03/01/32
    0


    8002406          E22/G02             F          185,000.00         ZZ
                                         360        184,844.58          1
1


                                       6.875          1,215.32         80
                                       6.625          1,215.32
    CHINO            CA   91710          2            02/12/02         00
    0413598384                           05           04/01/02          0
    0413598384                           O            03/01/32
    0


    8002444          E22/G02             F          228,000.00         ZZ
                                         360        227,817.67          1
                                       7.125          1,536.08         80
                                       6.875          1,536.08
    PORTLAND         OR   97212          5            02/13/02         00
    0413618075                           05           04/01/02          0
    0413618075                           O            03/01/32
    0


    8002458          E22/G02             F           84,800.00         ZZ
                                         360         84,733.84          1
                                       7.250            578.49         80
                                       7.000            578.49
    GREAT FALLS      MT   59401          5            02/15/02         00
    0413631128                           05           04/01/02          0
    0413631128                           O            03/01/32
    0


    8002472          E22/G02             F          124,500.00         T
                                         360        124,422.62          1
                                       8.375            946.29         75
                                       8.125            946.29
    PALM SPRINGS     CA   92262          5            02/08/02         00
    0413643305                           01           04/01/02          0
    0413643305                           O            03/01/32
    0


    8002474          E22/G02             F           70,450.00         ZZ
                                         360         70,405.07          1
                                       8.250            529.27         90
                                       8.000            529.27
    NAMPA            ID   83686          1            02/13/02         01
    0413645102                           05           04/01/02         25
    0413645102                           N            03/01/32
    0


    8002488          E22/G02             F           41,200.00         ZZ
                                         360         41,174.39          1
                                       8.375            313.15         80
                                       8.125            313.15
    MEMPHIS          TN   38112          1            02/21/02         00
    0413659582                           05           04/01/02          0
1


    0413659582                           N            03/01/32
    0


    8002492          E22/G02             F           85,500.00         ZZ
                                         240         85,359.29          1
                                       8.250            728.52         85
                                       8.000            728.52
    COLUMBIA         KY   42728          2            02/15/02         01
    0413661117                           05           04/01/02         12
    0413661117                           O            03/01/22
    0


    8002500          E22/G02             F          175,000.00         ZZ
                                         360        174,863.48          1
                                       7.250          1,193.81         78
                                       7.000          1,193.81
    COPPELL          TX   75019          5            02/15/02         00
    0413666561                           05           04/01/02          0
    0413666561                           O            03/01/32
    0


    8002520          E22/G02             F          108,000.00         ZZ
                                         360        107,919.85          1
                                       7.500            755.15         80
                                       7.250            755.15
    CARSON CITY      NV   89701          1            02/14/02         00
    0413678046                           09           04/01/02          0
    0413678046                           O            03/01/32
    0


    8002538          E22/G02             F           59,250.00         ZZ
                                         360         59,206.03          1
                                       7.500            414.28         75
                                       7.250            414.28
    DOUGLASVILLE     GA   30135          1            02/21/02         00
    0413686379                           05           04/01/02          0
    0413686379                           N            03/01/32
    0


    8002548          E22/G02             F           33,600.00         ZZ
                                         360         33,579.12          2
                                       8.375            255.38         80
                                       8.125            255.38
    STURGIS          MI   49091          1            02/21/02         00
    0413963482                           05           04/01/02          0
    0413693482                           N            03/01/32
    0


1


    8003092          E82/G02             F           48,800.00         ZZ
                                         360         48,768.08          1
                                       8.125            362.34         54
                                       7.875            362.34
    PHILADELPHIA     PA   19128          2            02/22/02         00
    0400582664                           05           04/01/02          0
    0400582664                           N            03/01/32
    0


    8003094          E82/G02             F           58,000.00         ZZ
                                         360         57,962.06          1
                                       8.125            430.65         65
                                       7.875            430.65
    PHILADELPHIA     PA   19128          2            02/22/02         00
    0400582680                           05           04/01/02          0
    0400582680                           N            03/01/32
    0


    8007042          X66/G02             F          186,300.00         ZZ
                                         360        186,175.00          2
                                       8.000          1,367.00         90
                                       7.750          1,367.00
    LAUDERDALE LAKE  FL   33309          1            02/28/02         04
    0433804952                           05           04/01/02         25
    80182001                             N            03/01/32
    0


    8008596          883/G02             F           93,500.00         ZZ
                                         360         93,430.61          1
                                       7.500            653.77         85
                                       7.250            653.77
    SUMTER           SC   29150          2            02/27/02         10
    0433778735                           05           04/01/02         12
    05016380                             O            03/01/32
    0


    8008854          F36/G02             F          122,400.00         ZZ
                                         360        122,304.52          1
                                       7.250            834.98         80
                                       7.000            834.98
    TACOMA           WA   98406          2            02/27/02         00
    0433808573                           05           04/01/02          0
    06504142                             N            03/01/32
    0


    8010318          H58/G02             F          203,400.00         ZZ
                                         360        203,260.02          4
                                       7.875          1,474.79         90
                                       7.625          1,474.79
1


    BOISE            ID   83702          1            02/27/02         04
    0433800752                           05           04/01/02         25
    0000090526                           N            03/01/32
    0


    8010444          B57/G02             F           70,400.00         ZZ
                                         360         70,400.00          1
                                       8.000            516.57         80
                                       7.750            516.57
    TEMPE            AZ   85282          1            03/07/02         00
    0433781523                           01           05/01/02          0
    2000085                              N            04/01/32
    0


    8010898          X66/G02             F          186,300.00         ZZ
                                         360        186,175.00          4
                                       8.000          1,367.00         90
                                       7.750          1,367.00
    LAUDERDALE LAKE  FL   33309          1            02/28/02         04
    0433780103                           05           04/01/02         25
    80182501                             N            03/01/32
    0


    8011556          944/G02             F          213,750.00         ZZ
                                         360        213,595.29          1
                                       7.625          1,512.91         95
                                       7.375          1,512.91
    CITRUS HEIGHTS   CA   95610          1            02/15/02         04
    0433727930                           05           04/01/02         30
    W01116403                            O            03/01/32
    0


    8012782          562/G02             F          195,500.00         ZZ
                                         360        195,230.02          1
                                       7.875          1,417.52         85
                                       7.625          1,417.52
    CENTRAL ISLIP    NY   11722          1            01/11/02         10
    0433809415                           05           03/01/02         25
    297032808                            O            02/01/32
    0


    8016390          N47/G02             F          479,950.00         ZZ
                                         360        479,556.59          1
                                       7.000          3,193.12         80
                                       6.750          3,193.12
    CARLSBAD         CA   92009          1            02/20/02         00
    0433813045                           03           04/01/02          0
    30120346                             O            03/01/32
    0
1




    8022562          B43/G02             F          159,000.00         ZZ
                                         360        159,000.00          1
                                       7.125          1,071.21         43
                                       6.875          1,071.21
    SUNRISE BEACH    TX   78643          5            03/04/02         00
    0433810462                           05           05/01/02          0
    25756                                O            04/01/32
    0


    8023700          P04/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.375          1,381.35         72
                                       7.125          1,381.35
    ST LOUIS PARK    MN   55416          5            03/13/02         00
    0433806254                           05           05/01/02          0
    952061                               O            04/01/32
    0


    8025750          E22/G02             F           55,100.00         ZZ
                                         360         55,058.08          3
                                       7.375            380.56         95
                                       7.125            380.56
    ROCK ISLAND      IL   61201          5            02/18/02         04
    0413349556                           05           04/01/02         30
    0413349556                           O            03/01/32
    0


    8025782          E22/G02             F           94,500.00         ZZ
                                         360         94,442.76          4
                                       8.500            726.62         90
                                       8.250            726.62
    FRESNO           CA   93702          1            02/18/02         01
    0413562299                           05           04/01/02         25
    0413562299                           N            03/01/32
    0


    8025796          E22/G02             F          208,000.00         ZZ
                                         360        207,849.46          1
                                       7.625          1,472.21         80
                                       7.375          1,472.21
    GARLAND          TX   75043          1            02/21/02         00
    0413587460                           05           04/01/02          0
    0413587460                           O            03/01/32
    0


    8025812          E22/G02             F          212,800.00         ZZ
                                         360        212,642.07          1
1


                                       7.500          1,487.93         80
                                       7.250          1,487.93
    AUSTIN           TX   78732          1            02/19/02         00
    0413608969                           03           04/01/02          0
    0413608969                           O            03/01/32
    0


    8025840          E22/G02             F          154,000.00         ZZ
                                         360        153,879.87          1
                                       7.250          1,050.55         79
                                       7.000          1,050.55
    SPARKS           NV   89436          1            02/20/02         00
    0413632746                           03           04/01/02          0
    0413632746                           O            03/01/32
    0


    8025842          E22/G02             F          120,000.00         ZZ
                                         360        119,910.94          1
                                       7.500            839.06         45
                                       7.250            839.06
    DECATUR          GA   30030          5            02/18/02         00
    0413632928                           05           04/01/02          0
    0413632928                           O            03/01/32
    0


    8025844          E22/G02             F           32,800.00         ZZ
                                         360         32,779.08          1
                                       8.250            246.42         80
                                       8.000            246.42
    WEST PALM BEACH  FL   33401          1            02/22/02         00
    0413633280                           01           04/01/02          0
    0413633280                           O            03/01/32
    0


    8025866          E22/G02             F          416,000.00         ZZ
                                         360        415,659.01          1
                                       7.000          2,767.66         80
                                       6.750          2,767.66
    PENNS PARK       PA   18940          5            02/18/02         00
    0413652678                           05           04/01/02          0
    0413652678                           O            03/01/32
    0


    8025868          E22/G02             F           85,500.00         ZZ
                                         360         85,439.66          1
                                       7.750            612.53         90
                                       7.500            612.53
    BOISE            ID   83704          2            02/13/02         04
    0413653304                           05           04/01/02         25
1


    0413653304                           N            03/01/32
    0


    8025880          E22/G02             F           99,000.00         ZZ
                                         360         98,936.88          1
                                       8.250            743.75         90
                                       8.000            743.75
    ATLANTA          GA   30315          1            02/22/02         10
    0413661950                           05           04/01/02         25
    0413661950                           N            03/01/32
    0


    8025894          E22/G02             F           71,900.00         ZZ
                                         360         71,855.30          1
                                       8.375            546.50         85
                                       8.125            546.50
    MIAMI            FL   33176          1            02/22/02         12
    0413668658                           01           04/01/02         25
    0413668658                           O            03/01/32
    0


    8025930          E22/G02             F          155,300.00         ZZ
                                         360        155,198.41          1
                                       8.125          1,153.10         95
                                       7.875          1,153.10
    MOBILE           AL   36609          1            02/22/02         10
    0413693250                           05           04/01/02         35
    0413693250                           O            03/01/32
    0


    8025954          E22/G02             F          189,000.00         ZZ
                                         360        188,866.61          3
                                       7.750          1,354.02         90
                                       7.500          1,354.02
    NASHUA           NH   03060          1            02/22/02         04
    0413706656                           05           04/01/02         25
    0413706656                           N            03/01/32
    0


    8027612          738/G02             F           99,200.00         ZZ
                                         360         99,200.00          1
                                       7.750            710.69         80
                                       7.500            710.69
    MIAMI            FL   33157          1            03/18/02         00
    0433824588                           03           05/01/02          0
    00403395150004                       N            04/01/32
    0


1


    8028322          U35/G02             F           98,600.00         ZZ
                                         360         98,600.00          1
                                       7.750            706.38         85
                                       7.500            706.38
    FREMONT          WI   54940          5            03/01/02         01
    0433733227                           05           05/01/02         12
    0543926                              O            04/01/32
    0


    8032800          X66/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       8.000          2,935.06         73
                                       7.750          2,935.06
    CLIFTON          VA   20124          1            03/07/02         00
    0433790730                           05           05/01/02          0
    045861105                            N            04/01/32
    0


    8032978          Q57/G02             F          194,000.00         ZZ
                                         360        193,859.59          1
                                       7.625          1,373.12         80
                                       7.375          1,373.12
    ONTARIO          CA   91761          1            02/28/02         00
    0433771730                           05           04/01/02          0
    10001510                             O            03/01/32
    0


    8033288          W39/G02             F           98,100.00         ZZ
                                         360         98,030.76          4
                                       7.750            702.80         90
                                       7.500            702.80
    BATON ROUGE      LA   70805          1            03/05/02         01
    0433744083                           05           04/01/02         25
    MH020547                             N            03/01/32
    0


    8035024          Q14/G02             F           64,000.00         ZZ
                                         360         63,800.00          1
                                       7.500            447.50         80
                                       7.250            447.50
    GRAND RAPIDS     MI   49503          5            02/28/02         00
    0433737764                           05           04/01/02          0
    0207066                              O            03/01/32
    0


    8035374          H58/G02             F          195,750.00         ZZ
                                         360        195,604.73          1
                                       7.500          1,368.71         90
                                       7.250          1,368.71
1


    PORTLAND         OR   97217          1            02/28/02         01
    0433795754                           01           04/01/02         25
    0000089504                           O            03/01/32
    0


    8038092          X31/G02             F          173,000.00         ZZ
                                         360        173,000.00          1
                                       7.500          1,209.64         67
                                       7.250          1,209.64
    CORONA           CA   92882          2            03/01/02         00
    0433798139                           05           05/01/02          0
    40101399                             O            04/01/32
    0


    8038630          B28/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.500          2,097.64         80
                                       7.250          2,097.64
    OAKLAND          CA   94506          1            03/04/02         00
    0433835873                           05           05/01/02          0
    02500846                             O            04/01/32
    0


    8041222          E76/G02             F          101,600.00         ZZ
                                         360        101,456.13          1
                                       7.750            727.87         80
                                       7.500            727.87
    SUGAR LAND       TX   77478          1            01/31/02         00
    0433792629                           03           03/01/02          0
    10011680                             O            02/01/32
    0


    8042408          Q30/G02             F          368,000.00         ZZ
                                         360        367,726.89          1
                                       7.500          2,573.11         80
                                       7.250          2,573.11
    SOMERS           NY   10589          5            02/28/02         00
    0433778180                           05           04/01/02          0
    20100406                             O            03/01/32
    0


    8043670          K15/G02             F          110,100.00         ZZ
                                         360        110,027.98          2
                                       8.125            817.49         63
                                       7.875            817.49
    FLAGSTAFF        AZ   86001          5            02/28/02         00
    0433763919                           05           04/01/02          0
    021705314370                         N            03/01/32
    0
1




    8044488          975/G02             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.125          4,042.31         78
                                       6.875          4,042.31
    SOUTH PASADENA   CA   91030          5            03/01/02         00
    0433808227                           05           05/01/02          0
    2020816                              O            04/01/32
    0


    8044724          F89/G02             F          240,000.00         ZZ
                                         360        239,838.97          4
                                       8.000          1,761.03         80
                                       7.750          1,761.03
    SUN VALLEY AREA  CA   91352          1            02/28/02         00
    0433783925                           05           04/01/02          0
    10618637                             N            03/01/32
    0


    8045920          W39/G02             F           83,700.00         ZZ
                                         360         83,645.25          1
                                       8.125            621.47         90
                                       7.875            621.47
    BAY SAINT LOUIS  MS   39520          5            02/28/02         01
    0433753373                           05           04/01/02         25
    MH020456                             O            03/01/32
    0


    8047658          E22/G02             F           92,000.00         ZZ
                                         240         91,841.37          1
                                       7.875            762.38         80
                                       7.625            762.38
    CROWLEY          TX   76036          5            02/20/02         00
    0413024860                           05           04/01/02          0
    0413024860                           O            03/01/22
    0


    8047724          E22/G02             F          205,000.00         ZZ
                                         360        204,836.07          1
                                       7.125          1,381.12         63
                                       6.875          1,381.12
    OAK GROVE        MN   55303          2            02/11/02         00
    0413545062                           05           04/01/02          0
    0413545062                           O            03/01/32
    0


    8047746          E22/G02             F          257,600.00         ZZ
                                         360        257,408.82          1
1


                                       7.500          1,801.18         80
                                       7.250          1,801.18
    GROSSE POINTE W  MI   48230          1            02/25/02         00
    0413577156                           05           04/01/02          0
    0413577156                           O            03/01/32
    0


    8047778          E22/G02             F           78,300.00         ZZ
                                         360         78,218.06          1
                                       7.500            547.48         90
                                       7.250            547.48
    FORT WAYNE       IN   46816          5            02/19/02         04
    0413602160                           05           04/01/02         25
    0413602160                           O            03/01/32
    0


    8047800          E22/G02             F           77,000.00         ZZ
                                         360         76,950.90          1
                                       8.250            578.48         69
                                       8.000            578.48
    SALT LAKE CITY   UT   84118          5            02/21/02         00
    0413617135                           05           04/01/02          0
    0413617135                           N            03/01/32
    0


    8047850          E22/G02             F          137,200.00         ZZ
                                         360        137,092.97          1
                                       7.250            935.95         80
                                       7.000            935.95
    NEVADA CITY      CA   95959          2            02/11/02         00
    0413643735                           05           04/01/02          0
    0413643735                           O            03/01/32
    0


    8047876          E22/G02             F          640,000.00         ZZ
                                         360        639,488.20          1
                                       7.125          4,311.80         80
                                       6.875          4,311.80
    NAPA             CA   94559          2            02/14/02         00
    0413657461                           05           04/01/02          0
    0413657461                           O            03/01/32
    0


    8047908          E22/G02             F          300,000.00         ZZ
                                         360        299,777.36          1
                                       7.500          2,097.64         80
                                       7.250          2,097.64
    FORT WASHINGTON  MD   20744          5            02/18/02         00
    0413666660                           05           04/01/02          0
1


    0413666660                           O            03/01/32
    0


    8047918          E22/G02             F           80,000.00         ZZ
                                         360         79,940.63          1
                                       7.500            559.37         80
                                       7.250            559.37
    MOBILE           AL   36693          5            02/25/02         00
    0413670308                           05           04/01/02          0
    0413670308                           N            03/01/32
    0


    8047934          E22/G02             F          190,000.00         ZZ
                                         360        189,862.48          1
                                       7.625          1,344.81         76
                                       7.375          1,344.81
    DALLAS           TX   75252          5            02/20/02         00
    0413676404                           03           04/01/02          0
    0413676404                           O            03/01/32
    0


    8047988          E22/G02             F          168,500.00         ZZ
                                         360        168,368.55          1
                                       7.250          1,149.47         80
                                       7.000          1,149.47
    BROOMFIELD       CO   80020          5            02/19/02         00
    0413695008                           05           04/01/02          0
    0413695008                           O            03/01/32
    0


    8047996          E22/G02             F          650,000.00         ZZ
                                         360        649,480.21          1
                                       7.125          4,379.17         62
                                       6.875          4,379.17
    SAN JOSE         CA   95125          1            02/15/02         00
    0413698002                           05           04/01/02          0
    0413698002                           O            03/01/32
    0


    8048016          E22/G02             F          128,000.00         ZZ
                                         360        127,900.14          1
                                       7.250            873.19         80
                                       7.000            873.19
    HOUSTON          TX   77044          1            02/22/02         00
    0413725300                           03           04/01/02          0
    0413725300                           O            03/01/32
    0


1


    8048022          E22/G02             F          136,000.00         ZZ
                                         360        135,901.57          1
                                       7.625            962.60         56
                                       7.375            962.60
    WASHINGTON       UT   84780          1            02/25/02         00
    0413730334                           05           04/01/02          0
    0413730334                           O            03/01/32
    0


    8048316          N47/G02             F          350,000.00         ZZ
                                         360        349,720.12          1
                                       7.125          2,358.01         78
                                       6.875          2,358.01
    MILPITAS         CA   95035          5            02/01/02         00
    0433866019                           05           04/01/02          0
    20312137                             O            03/01/32
    0


    8049132          E82/G02             F           54,500.00         ZZ
                                         360         54,458.53          1
                                       7.375            376.42         58
                                       7.125            376.42
    FT. LAUDERDALE   FL   33304          2            02/22/02         00
    0400566485                           05           04/01/02          0
    0400566485                           O            03/01/32
    0


    8049144          E82/G02             F          111,700.00         ZZ
                                         360        111,610.68          1
                                       7.125            752.54         83
                                       6.875            752.54
    PORTLAND         OR   97230          2            02/22/02         04
    0400590667                           05           04/01/02         12
    0400590667                           O            03/01/32
    0


    8049158          E82/G02             F           42,400.00         ZZ
                                         360         42,368.53          1
                                       7.500            296.47         80
                                       7.250            296.47
    OCEAN SPRINGS    MS   39564          2            02/26/02         00
    0400590402                           05           04/01/02          0
    0400590402                           N            03/01/32
    0


    8050182          P34/G02             F          180,500.00         ZZ
                                         360        180,500.00          1
                                       8.125          1,340.21         95
                                       7.875          1,340.21
1


    MILFORD          CT   06460          5            03/01/02         10
    0433795556                           05           05/01/02         30
    414917                               O            04/01/32
    0


    8050726          286/286             F          108,800.00         ZZ
                                         360        108,638.00          1
                                       7.500            760.75         80
                                       7.250            760.75
    BETHESDA         MD   20814          1            01/02/02         00
    541496                               01           03/01/02          0
    541496                               N            02/01/32
    0


    8050728          286/286             F           72,250.00         ZZ
                                         300         71,986.10          1
                                       7.125            516.43         80
                                       6.875            516.43
    INDIANAPOLIS     IN   46227          2            12/07/01         00
    829592                               05           02/01/02          0
    829592                               N            01/01/27
    0


    8050734          286/286             F           38,700.00         ZZ
                                         360         38,589.82          2
                                       7.875            280.61         90
                                       7.625            280.61
    DELAWARE         OH   43015          1            11/09/01         10
    586647                               05           01/01/02         25
    586647                               N            12/01/31
    0


    8050738          286/286             F           44,000.00         ZZ
                                         360         43,908.53          1
                                       7.875            319.04         80
                                       7.625            319.04
    FORT WAYNE       IN   46806          5            12/27/01         00
    638899                               05           02/01/02          0
    638899                               N            01/01/32
    0


    8050742          286/286             F           84,000.00         ZZ
                                         360         83,797.29          2
                                       7.125            565.92         79
                                       6.875            565.92
    TUCSON           AZ   85712          5            12/10/01         00
    851674                               05           02/01/02          0
    851674                               N            01/01/32
    0
1




    8050744          286/286             F           92,000.00         ZZ
                                         360         91,777.97          1
                                       7.125            619.82         83
                                       6.875            619.82
    TUCSON           AZ   85741          5            12/10/01         10
    851675                               05           02/01/02         25
    851675                               N            01/01/32
    0


    8050748          286/286             F           38,700.00         ZZ
                                         360         38,606.61          2
                                       7.375            267.30         90
                                       7.125            267.30
    KOPPEL           PA   16136          1            12/10/01         10
    846274                               05           02/01/02         25
    846274                               N            01/01/32
    0


    8050754          286/286             F           48,000.00         ZZ
                                         360         47,897.70          1
                                       7.750            343.88         80
                                       7.500            343.88
    BALTIMORE        MD   21211          5            12/28/01         00
    912176                               05           02/01/02          0
    912176                               N            01/01/32
    0


    8050756          286/286             F           18,000.00         ZZ
                                         360         17,948.67          1
                                       7.750            128.96         80
                                       7.500            128.96
    XENIA            OH   45385          1            11/15/01         00
    616019                               05           01/01/02          0
    616019                               N            12/01/31
    0


    8050758          286/286             F           22,950.00         ZZ
                                         360         22,902.29          1
                                       7.875            166.41         90
                                       7.625            166.41
    ASHLAND          KY   41101          1            12/07/01         10
    693687                               05           02/01/02         25
    693687                               N            01/01/32
    0


    8050760          286/286             F          103,000.00         ZZ
                                         360        102,757.47          1
1


                                       7.250            702.65         77
                                       7.000            702.65
    PHOENIX          AZ   85053          2            12/21/01         00
    891325                               05           02/01/02          0
    891325                               N            01/01/32
    0


    8050762          286/286             F           80,800.00         ZZ
                                         360         80,590.37          2
                                       7.500            564.97         80
                                       7.250            564.97
    LANCASTER        PA   17603          5            12/27/01         00
    855599                               05           02/01/02          0
    855599                               O            01/01/32
    0


    8050764          286/286             F           72,000.00         ZZ
                                         360         71,838.68          2
                                       7.500            503.43         80
                                       7.250            503.43
    LANCASTER        PA   17603          5            12/27/01         00
    855569                               05           02/01/02          0
    855569                               N            01/01/32
    0


    8050766          286/286             F           72,000.00         ZZ
                                         360         71,838.71          2
                                       7.500            503.43         79
                                       7.250            503.43
    LANCASTER        PA   17603          5            12/27/01         00
    855764                               05           02/01/02          0
    855764                               N            01/01/32
    0


    8050770          286/286             F           59,500.00         ZZ
                                         360         59,330.37          1
                                       7.750            426.27         85
                                       7.500            426.27
    MAMMOTH          AZ   85618          5            11/29/01         14
    665315                               05           01/01/02         17
    665315                               N            12/01/31
    0


    8050772          286/286             F           53,900.00         ZZ
                                         360         53,759.18          1
                                       7.875            390.82         90
                                       7.625            390.82
    VIRGINIA BEACH   VA   23456          1            12/28/01         12
    482118                               03           02/01/02         25
1


    482118                               N            01/01/32
    0


    8050778          286/286             F           36,800.00         ZZ
                                         360         36,721.43          1
                                       7.750            263.64         80
                                       7.500            263.64
    ANDERSON         IN   46013          1            12/14/01         00
    662399                               05           02/01/02          0
    662399                               N            01/01/32
    0


    8050780          286/286             F           49,600.00         ZZ
                                         360         49,494.27          1
                                       7.750            355.35         80
                                       7.500            355.35
    BLOOMINGTON      IL   61704          5            12/17/01         00
    837504                               01           02/01/02          0
    837504                               N            01/01/32
    0


    8050786          286/286             F           94,950.00         ZZ
                                         360         94,731.91          1
                                       7.375            655.80         90
                                       7.125            655.80
    NORMAL           IL   61761          1            12/31/01         10
    838242                               05           02/01/02         25
    838242                               N            01/01/32
    0


    8050798          286/286             F           51,800.00         ZZ
                                         360         51,546.66          1
                                       7.250            353.37         80
                                       7.000            353.37
    NORMAL           IL   61761          1            10/16/01         00
    605892                               03           12/01/01          0
    605892                               N            11/01/31
    0


    8050800          286/286             F          112,000.00         ZZ
                                         360        111,546.80          1
                                       7.125            754.57         80
                                       6.875            754.57
    TUCSON           AZ   85742          1            10/30/01         00
    641681                               03           12/01/01          0
    641681                               N            11/01/31
    0


1


    8050804          286/286             F           59,500.00         ZZ
                                         360         59,274.15          2
                                       8.375            452.25         81
                                       8.125            452.25
    CLEVELAND        OH   44020          5            09/27/01         10
    557840                               05           11/01/01         12
    557840                               N            10/01/31
    0


    8050806          286/286             F           51,750.00         ZZ
                                         360         51,493.00          1
                                       7.875            375.23         90
                                       7.625            375.23
    MEMPHIS          TN   38111          1            09/28/01         10
    567433                               05           11/01/01         25
    567433                               N            10/01/31
    0


    8050812          286/286             F           60,000.00         ZZ
                                         360         59,768.88          1
                                       7.375            414.41         80
                                       7.125            414.41
    ST LOUIS         MO   63136          5            10/29/01         00
    692693                               05           12/01/01          0
    692693                               N            11/01/31
    0


    8050820          286/286             F           66,000.00         ZZ
                                         360         64,484.67          1
                                       7.875            478.55         76
                                       7.625            478.55
    HORN LAKE        MS   38637          2            08/24/01         00
    511460                               05           10/01/01          0
    511460                               N            09/01/31
    0


    8050822          286/286             F           39,000.00         ZZ
                                         360         38,671.36          1
                                       7.500            272.70         75
                                       7.250            272.70
    WAYNETOWN        IN   47990          5            09/21/01         00
    539229                               05           11/01/01          0
    539229                               N            10/01/31
    0


    8050824          286/286             F           52,000.00         ZZ
                                         360         51,924.50          1
                                       7.625            368.05         80
                                       7.375            368.05
1


    TUCSON           AZ   85718          1            01/07/02         00
    930210                               01           03/01/02          0
    930210                               N            02/01/32
    0


    8050826          286/286             F           56,000.00         ZZ
                                         360         55,820.06          1
                                       7.750            401.20         80
                                       7.500            401.20
    KOKOMO           IN   46902          5            12/21/01         00
    875782                               05           02/01/02          0
    875782                               N            01/01/32
    0


    8050828          286/286             F           59,000.00         ZZ
                                         360         58,867.81          1
                                       7.500            412.54         80
                                       7.250            412.54
    HOMETOWN         IL   60456          1            12/14/01         00
    856670                               05           02/01/02          0
    856670                               N            01/01/32
    0


    8050830          286/286             F           19,800.00         ZZ
                                         360         19,755.63          1
                                       7.500            138.45         90
                                       7.250            138.45
    TOLEDO           OH   43608          1            12/21/01         10
    867647                               05           02/01/02         25
    867647                               N            01/01/32
    0


    8050832          286/286             F           60,000.00         ZZ
                                         360         59,815.67          1
                                       7.375            414.41         80
                                       7.125            414.41
    TUCSON           AZ   85745          5            11/26/01         00
    830180                               05           01/01/02          0
    830180                               N            12/01/31
    0


    8050836          286/286             F           73,900.00         ZZ
                                         360         73,700.02          1
                                       7.250            504.13         80
                                       7.000            504.13
    PORTSMOUTH       VA   23702          2            12/14/01         00
    703792                               05           02/01/02          0
    703792                               N            01/01/32
    0
1




    8050840          286/286             F           30,150.00         ZZ
                                         360         29,924.94          2
                                       7.500            210.82         90
                                       7.250            210.82
    SPRINGFIELD      OH   45506          1            06/22/01         10
    447040                               05           08/01/01         25
    447040                               N            07/01/31
    0


    8050842          286/286             F           59,000.00         ZZ
                                         360         58,860.14          1
                                       7.500            412.54         85
                                       7.250            412.54
    LAS VEGAS        NV   89120          2            12/11/01         14
    458262                               01           02/01/02         12
    458262                               N            01/01/32
    0


    8050846          286/286             F           54,000.00         ZZ
                                         360         53,895.96          1
                                       8.250            405.69         90
                                       8.000            405.69
    WORTH            IL   60482          1            12/28/01         10
    890114                               01           02/01/02         25
    890114                               N            01/01/32
    0


    8050848          286/286             F           73,000.00         ZZ
                                         360         72,844.41          1
                                       7.750            522.99         79
                                       7.500            522.99
    PEORIA           AZ   85345          2            12/20/01         00
    914621                               05           02/01/02          0
    914621                               N            01/01/32
    0


    8050850          286/286             F           87,500.00         ZZ
                                         360         87,231.22          1
                                       7.375            604.34         80
                                       7.125            604.34
    LEXINGTON        KY   40517          2            11/16/01         00
    628139                               05           01/01/02          0
    628139                               N            12/01/31
    0


    8050852          286/286             F           97,750.00         ZZ
                                         360         97,542.47          1
1


                                       7.625            691.87         85
                                       7.375            691.87
    TUCSON           AZ   85739          5            01/04/02         11
    912223                               05           03/01/02         12
    912223                               N            02/01/32
    0


    8050860          286/286             F           89,600.00         ZZ
                                         360         89,389.04          1
                                       7.250            611.23         80
                                       7.000            611.23
    CHARLOTTESVILLE  VA   22911          5            12/21/01         00
    482206                               01           02/01/02          0
    482206                               N            01/01/32
    0


    8050864          286/286             F           45,000.00         ZZ
                                         360         44,822.34          1
                                       7.250            306.98         90
                                       7.000            306.98
    DEBARY           FL   32713          1            10/24/01         12
    603270                               05           12/01/01         25
    603270                               N            11/01/31
    0


    8050866          286/286             F           67,500.00         ZZ
                                         360         67,366.62          1
                                       8.125            501.19         85
                                       7.875            501.19
    UNION            OH   45322          1            12/28/01         12
    903935                               05           02/01/02         12
    903935                               N            01/01/32
    0


    8050868          286/286             F           53,200.00         ZZ
                                         360         52,790.17          1
                                       8.000            390.37         80
                                       7.750            390.37
    COLONIAL HEIGHT  VA   23834          1            12/21/01         00
    886612                               05           02/01/02          0
    886612                               N            01/01/32
    0


    8050870          286/286             F           56,200.00         ZZ
                                         360         56,070.92          1
                                       7.375            388.16         90
                                       7.125            388.16
    SANDUSKY         OH   44870          1            12/28/01         10
    877433                               05           02/01/02         25
1


    877433                               N            01/01/32
    0


    8050872          286/286             F           65,850.00         ZZ
                                         360         65,526.15          1
                                       7.500            460.44         88
                                       7.250            460.44
    HURON            OH   44839          1            11/28/01         10
    403156                               05           01/01/02         25
    403156                               N            12/01/31
    0


    8050874          286/286             F           70,100.00         ZZ
                                         360         69,934.94          1
                                       7.250            478.21         90
                                       7.000            478.21
    SAVANNAH         GA   31404          1            12/13/01         12
    846229                               05           02/01/02         25
    846229                               N            01/01/32
    0


    8050878          286/286             F          111,200.00         ZZ
                                         360        110,938.15          1
                                       7.250            758.59         80
                                       7.000            758.59
    INDIANAPOLIS     IN   46205          2            12/07/01         00
    837098                               05           02/01/02          0
    837098                               N            01/01/32
    0


    8050886          286/286             F           22,500.00         ZZ
                                         360         22,366.20          1
                                       8.750            177.01         90
                                       8.500            177.01
    KENNETT          MO   63857          1            05/18/01         14
    317670                               05           07/01/01         25
    317670                               N            06/01/31
    0


    8050892          286/286             F           30,500.00         ZZ
                                         360         30,431.65          1
                                       7.750            218.51         85
                                       7.500            218.51
    MILTON           FL   32570          5            12/27/01         14
    858678                               05           02/01/02         25
    858678                               N            01/01/32
    0


1


    8050900          286/286             F           84,800.00         ZZ
                                         360         84,610.00          2
                                       7.500            592.94         80
                                       7.250            592.94
    ROCKDALE         IL   60436          1            12/07/01         00
    666060                               05           02/01/02          0
    666060                               N            01/01/32
    0


    8050904          286/286             F           55,125.00         ZZ
                                         360         55,010.43          1
                                       7.875            399.70         90
                                       7.625            399.70
    ALEXANDRIA       VA   22306          1            12/07/01         11
    862566                               01           02/01/02         25
    862566                               N            01/01/32
    0


    8050906          286/286             F           76,800.00         ZZ
                                         360         76,639.65          2
                                       7.875            556.86         80
                                       7.625            556.86
    BRADLEY          IL   60915          1            12/14/01         00
    578351                               05           02/01/02          0
    578351                               N            01/01/32
    0


    8050910          286/286             F           55,800.00         ZZ
                                         360         55,681.07          1
                                       7.750            399.76         90
                                       7.500            399.76
    OAK RIDGE        TN   37830          1            12/14/01         10
    860017                               05           02/01/02         25
    860017                               N            01/01/32
    0


    8050914          286/286             F           53,600.00         ZZ
                                         360         53,435.36          1
                                       7.375            370.20         80
                                       7.125            370.20
    SMYRNA           GA   30080          5            12/10/01         00
    840217                               05           02/01/02          0
    840217                               N            01/01/32
    0


    8050920          286/286             F           95,850.00         ZZ
                                         360         95,316.97          2
                                       7.625            678.42         90
                                       7.375            678.42
1


    PROSPER          TX   75078          1            09/26/01         11
    569773                               05           11/01/01         25
    569773                               N            10/01/31
    0


    8050922          286/286             F           55,250.00         ZZ
                                         360         55,080.28          2
                                       7.375            381.60         85
                                       7.125            381.60
    FORT WAYNE       IN   46805          5            11/19/01         14
    826576                               05           01/01/02         25
    826576                               N            12/01/31
    0


    8050924          286/286             F           70,000.00         ZZ
                                         360         69,835.17          2
                                       7.250            477.53         90
                                       7.000            477.53
    FORT WAYNE       IN   46805          1            12/13/01         10
    833193                               05           02/01/02         25
    833193                               N            01/01/32
    0


    8050930          286/286             F           45,600.00         ZZ
                                         360         45,290.98          2
                                       7.250            311.08         80
                                       7.000            311.08
    PITTSBURGH       PA   15201          1            12/10/01         00
    102635                               05           02/01/02          0
    102635                               N            01/01/32
    0


    8050932          286/286             F           90,000.00         ZZ
                                         360         89,812.95          1
                                       7.875            652.57         90
                                       7.625            652.57
    GAHANNA          OH   43230          1            12/14/01         10
    103249                               05           02/01/02         25
    103249                               N            01/01/32
    0


    8050934          286/286             F           47,750.00         ZZ
                                         360         47,653.24          1
                                       8.000            350.37         90
                                       7.750            350.37
    HAMILTON         OH   45013          1            12/26/01         12
    898249                               05           02/01/02         25
    898249                               N            01/01/32
    0
1




    8050946          286/286             F           80,000.00         ZZ
                                         360         79,877.86          2
                                       7.375            552.55         89
                                       7.125            552.55
    MOORESVILLE      IN   46158          1            01/04/02         14
    907096                               05           03/01/02         25
    907096                               N            02/01/32
    0


    8050952          286/286             F           72,500.00         ZZ
                                         360         72,329.30          2
                                       7.250            494.58         78
                                       7.000            494.58
    SPRINGFIELD      OH   45503          2            12/14/01         00
    691049                               05           02/01/02          0
    691049                               N            01/01/32
    0


    8050954          286/286             F           64,600.00         ZZ
                                         360         64,447.89          1
                                       7.250            440.69         80
                                       7.000            440.69
    SPRINGFIELD      OH   45503          2            12/14/01         00
    691044                               05           02/01/02          0
    691044                               N            01/01/32
    0


    8050956          286/286             F           47,200.00         ZZ
                                         360         47,096.86          1
                                       7.625            334.08         80
                                       7.375            334.08
    LANSING          MI   48912          5            12/21/01         00
    867076                               05           02/01/02          0
    867076                               N            01/01/32
    0


    8050958          286/286             F           59,200.00         ZZ
                                         360         59,070.65          1
                                       7.625            419.01         80
                                       7.375            419.01
    LANSING          MI   48912          5            12/21/01         00
    867046                               05           02/01/02          0
    867046                               N            01/01/32
    0


    8050960          286/286             F           60,000.00         ZZ
                                         360         59,868.88          1
1


                                       7.625            424.68         80
                                       7.375            424.68
    LANSING          MI   48912          5            12/21/01         00
    867063                               05           02/01/02          0
    867063                               N            01/01/32
    0


    8050962          286/286             F           36,000.00         ZZ
                                         360         35,919.33          2
                                       7.500            251.72         90
                                       7.250            251.72
    DETROIT          MI   48227          1            12/12/01         10
    684051                               05           02/01/02         25
    684051                               N            01/01/32
    0


    8050966          286/286             F           63,900.00         ZZ
                                         360         63,783.02          2
                                       8.500            491.34         80
                                       8.250            491.34
    CLEVELAND        OH   44104          1            12/10/01         00
    869150                               05           02/01/02          0
    869150                               N            01/01/32
    0


    8050968          286/286             F           81,600.00         ZZ
                                         360         81,417.18          1
                                       7.500            570.56         80
                                       7.250            570.56
    GEORGETOWN       IN   47122          1            12/31/01         00
    897777                               05           02/01/02          0
    897777                               N            01/01/32
    0


    8050986          286/286             F           62,000.00         ZZ
                                         360         61,814.18          1
                                       7.500            433.52         80
                                       7.250            433.52
    TEMPLE HILLS     MD   20748          1            11/09/01         00
    584269                               05           01/01/02          0
    584269                               N            12/01/31
    0


    8050988          286/286             F           53,000.00         ZZ
                                         360         52,892.59          1
                                       8.000            388.90         78
                                       7.750            388.90
    MARION           OH   43302          5            12/28/01         00
    870637                               05           02/01/02          0
1


    870637                               N            01/01/32
    0


    8050990          286/286             F           73,800.00         ZZ
                                         360         72,785.19          1
                                       7.500            516.02         90
                                       7.250            516.02
    ARLINGTON        TX   76014          2            10/26/01         10
    647000                               05           12/01/01         25
    647000                               N            11/01/31
    0


    8050994          286/286             F           66,510.00         ZZ
                                         360         66,247.41          1
                                       7.250            453.72         90
                                       7.000            453.72
    TUCSON           AZ   85743          1            10/04/01         11
    594092                               27           12/01/01         25
    594092                               N            11/01/31
    0


    8050996          286/286             F           58,950.00         ZZ
                                         360         58,677.82          1
                                       7.500            412.19         90
                                       7.250            412.19
    NORMAL           IL   61761          1            11/30/01         10
    699129                               03           01/01/02         25
    699129                               N            12/01/31
    0


    8050998          286/286             F           66,000.00         ZZ
                                         360         65,826.66          1
                                       8.000            484.29         80
                                       7.750            484.29
    JACKSONVILLE     AR   72076          2            12/26/01         00
    837096                               05           02/01/02          0
    837096                               N            01/01/32
    0


    8051000          286/286             F           59,350.00         ZZ
                                         360         59,126.82          1
                                       7.500            414.98         90
                                       7.250            414.98
    RICHMOND         VA   23227          1            11/21/01         21
    702448                               05           01/01/02         25
    702448                               N            12/01/31
    0


1


    8051006          286/286             F           69,300.00         ZZ
                                         360         69,204.31          1
                                       7.875            502.47         90
                                       7.625            502.47
    NEW CASTLE       DE   19720          1            01/11/02         10
    732425                               03           03/01/02         25
    732425                               N            02/01/32
    0


    8051014          286/286             F           85,400.00         ZZ
                                         360         85,290.72          1
                                       8.250            641.58         90
                                       8.000            641.58
    MAGALIA          CA   95954          1            01/02/02         12
    734458                               03           03/01/02         25
    734458                               N            02/01/32
    0


    8051016          286/286             F          102,400.00         ZZ
                                         360        102,235.73          2
                                       7.125            689.89         80
                                       6.875            689.89
    SALT LAKE CITY   UT   84116          2            01/09/02         00
    9911326                              05           03/01/02          0
    9911326                              N            02/01/32
    0


    8051018          286/286             F           71,400.00         ZZ
                                         360         71,250.59          1
                                       7.875            517.70         85
                                       7.625            517.70
    MIAMI            FL   33183          1            12/13/01         10
    718921                               01           02/01/02         12
    718921                               N            01/01/32
    0


    8051020          286/286             F           72,900.00         ZZ
                                         360         72,692.21          1
                                       7.750            522.26         90
                                       7.500            522.26
    SACRAMENTO       CA   95817          1            11/14/01         14
    705218                               05           01/01/02         25
    705218                               N            12/01/31
    0


    8051022          286/286             F           72,000.00         ZZ
                                         360         71,794.74          1
                                       7.750            515.82         90
                                       7.500            515.82
1


    SACRAMENTO       CA   95817          1            11/14/01         14
    705639                               05           01/01/02         25
    705639                               N            12/01/31
    0


    8051026          286/286             F           76,000.00         ZZ
                                         360         75,846.00          1
                                       8.000            557.66         80
                                       7.750            557.66
    YAKIMA           WA   98902          5            12/26/01         00
    717834                               05           02/01/02          0
    717834                               N            01/01/32
    0


    8051028          286/286             F          103,500.00         ZZ
                                         360        103,279.43          1
                                       7.750            741.49         90
                                       7.500            741.49
    COMMERCE CITY    CO   80022          1            12/23/01         10
    731041                               05           02/01/02         25
    731041                               N            01/01/32
    0


    8051030          286/286             F           89,250.00         ZZ
                                         360         88,501.33          1
                                       7.750            639.40         85
                                       7.500            639.40
    LANCASTER        CA   93534          2            12/19/01         14
    9936889                              05           02/01/02         17
    9936889                              N            01/01/32
    0


    8051034          286/286             F           56,200.00         ZZ
                                         360         56,083.20          1
                                       7.875            407.49         90
                                       7.625            407.49
    SACRAMENTO       CA   95842          1            12/05/01         14
    9917454                              01           02/01/02         25
    9917454                              N            01/01/32
    0


    8051036          286/286             F          108,800.00         ZZ
                                         360        108,428.15          1
                                       7.500            760.75         80
                                       7.250            760.75
    CHANDLER         AZ   85225          1            11/27/01         00
    9924350                              05           01/01/02          0
    9924350                              N            12/01/31
    0
1




    8051040          286/286             F           26,100.00         ZZ
                                         360         26,048.44          1
                                       8.125            193.79         90
                                       7.875            193.79
    AKRON            OH   44314          1            12/14/01         11
    9908976                              05           02/01/02         25
    9908976                              N            01/01/32
    0


    8051042          286/286             F           75,600.00         ZZ
                                         360         75,417.57          1
                                       7.125            509.33         90
                                       6.875            509.33
    SALEM            OR   97303          1            12/06/01         10
    716821                               05           02/01/02         25
    716821                               N            01/01/32
    0


    8051046          286/286             F           76,960.00         ZZ
                                         360         76,783.24          2
                                       7.375            531.54         80
                                       7.125            531.54
    OLYMPIA          WA   98501          1            12/27/01         00
    722371                               05           02/01/02          0
    722371                               N            01/01/32
    0


    8051050          286/286             F           62,800.00         ZZ
                                         360         62,659.30          1
                                       7.500            439.11         90
                                       7.250            439.11
    READING          PA   19606          1            12/14/01         10
    722980                               05           02/01/02         25
    722980                               N            01/01/32
    0


    8051054          286/286             F           26,400.00         ZZ
                                         360         26,278.95          1
                                       8.250            198.33         80
                                       8.000            198.33
    ANDERSON         IN   46016          1            11/26/01         00
    716366                               05           01/01/02          0
    716366                               N            12/01/31
    0


    8051056          286/286             F          104,000.00         ZZ
                                         360        103,767.01          1
1


                                       7.500            727.18         80
                                       7.250            727.18
    CALIFORNIA       MD   20619          1            12/12/01         00
    771308                               03           02/01/02          0
    771308                               N            01/01/32
    0


    8051058          286/286             F           81,600.00         ZZ
                                         360         81,349.34          1
                                       7.375            563.59         80
                                       7.125            563.59
    CALIFORNIA       MD   20619          1            11/28/01         00
    9924574                              03           01/01/02          0
    9924574                              N            12/01/31
    0


    8051060          286/286             F           64,250.00         ZZ
                                         360         64,150.39          1
                                       7.500            449.25         81
                                       7.250            449.25
    SOMERSET         OH   43783          1            01/10/02         10
    733143                               05           03/01/02         25
    733143                               N            02/01/32
    0


    8051064          286/286             F           40,000.00         ZZ
                                         360         39,922.94          1
                                       8.250            300.51         80
                                       8.000            300.51
    JOSHUA TREE      CA   92252          1            12/26/01         00
    767245                               05           02/01/02          0
    767245                               N            01/01/32
    0


    8051066          286/286             F           46,400.00         ZZ
                                         360         46,310.62          1
                                       8.250            348.59         80
                                       8.000            348.59
    JOSHUA TREE      CA   92252          1            12/26/01         00
    767246                               05           02/01/02          0
    767246                               N            01/01/32
    0


    8051068          286/286             F           41,600.00         ZZ
                                         360         41,519.86          1
                                       8.250            312.53         80
                                       8.000            312.53
    JOSHUA TREE      CA   92252          1            12/26/01         00
    767247                               05           02/01/02          0
1


    767247                               N            01/01/32
    0


    8051070          286/286             F           48,000.00         ZZ
                                         360         47,907.54          1
                                       8.250            360.61         80
                                       8.000            360.61
    JOSHUA TREE      CA   92252          1            12/26/01         00
    767248                               05           02/01/02          0
    767248                               N            01/01/32
    0


    8051072          286/286             F           43,200.00         ZZ
                                         360         43,116.78          1
                                       8.250            324.55         80
                                       8.000            324.55
    JOSHUA TREE      CA   92252          1            12/26/01         00
    767249                               05           02/01/02          0
    767249                               N            01/01/32
    0


    8051074          286/286             F           95,100.00         ZZ
                                         360         94,897.33          1
                                       7.750            681.31         80
                                       7.500            681.31
    CHANDLER         AZ   85226          1            12/17/01         00
    727507                               03           02/01/02          0
    727507                               N            01/01/32
    0


    8051080          286/286             F           66,500.00         ZZ
                                         360         66,361.81          2
                                       7.875            482.17         90
                                       7.625            482.17
    GRIDLEY          CA   95948          1            12/28/02         14
    729040                               05           02/01/02         30
    729040                               N            01/01/32
    0


    8051086          286/286             F          100,725.00         ZZ
                                         360        100,510.34          1
                                       7.750            721.61         85
                                       7.500            721.61
    GREENWOOD        IN   46142          5            12/12/01         10
    718843                               05           02/01/02         12
    718843                               N            01/01/32
    0


1


    8051088          286/286             F           85,600.00         ZZ
                                         360         85,310.17          2
                                       7.875            620.66         80
                                       7.625            620.66
    BOISE            ID   83704          1            12/27/01         00
    769355                               05           02/01/02          0
    769355                               N            01/01/32
    0


    8051090          286/286             F           55,800.00         ZZ
                                         360         55,684.04          1
                                       7.875            404.59         90
                                       7.625            404.59
    HEMET            CA   92544          1            12/27/01         11
    718190                               05           02/01/02         25
    718190                               N            01/01/32
    0


    8051096          286/286             F           37,800.00         ZZ
                                         360         37,705.00          1
                                       7.625            267.55         90
                                       7.375            267.55
    WILDER           ID   83676          1            12/04/01         10
    771091                               05           02/01/02         25
    771091                               N            01/01/32
    0


    8051098          286/286             F           58,400.00         ZZ
                                         360         58,225.01          1
                                       7.500            408.34         80
                                       7.250            408.34
    GLENDALE         AZ   85301          5            11/20/01         00
    9683655                              05           01/01/02          0
    9683655                              N            12/01/31
    0


    8051100          286/286             F           85,040.00         ZZ
                                         360         84,925.50          1
                                       8.000            623.99         80
                                       7.750            623.99
    INDIANAPOLIS     IN   46205          1            01/04/02         00
    732722                               05           03/01/02          0
    732722                               N            02/01/32
    0


    8051102          286/286             F           99,000.00         ZZ
                                         360         98,859.79          1
                                       7.750            709.25         90
                                       7.500            709.25
1


    BALTIMORE        MD   21224          1            01/04/02         04
    732082                               05           03/01/02         25
    732082                               N            02/01/32
    0


    8051106          286/286             F           88,000.00         ZZ
                                         360         87,797.89          1
                                       7.375            607.79         80
                                       7.125            607.79
    STOCKTON         CA   95204          1            12/05/01         00
    770026                               05           02/01/02          0
    770026                               N            01/01/32
    0


    8051108          286/286             F           76,000.00         ZZ
                                         360         75,825.45          1
                                       7.375            524.91         80
                                       7.125            524.91
    STOCKTON         CA   95204          1            12/04/01         00
    770029                               05           02/01/02          0
    770029                               N            01/01/32
    0


    8051110          286/286             F          106,000.00         ZZ
                                         360        105,657.92          1
                                       7.125            714.14         80
                                       6.875            714.14
    STOCKTON         CA   95207          1            11/26/01         00
    773663                               05           01/01/02          0
    773663                               N            12/01/31
    0


    8051112          286/286             F          100,000.00         ZZ
                                         360         99,677.27          1
                                       7.125            673.72         80
                                       6.875            673.72
    STOCKTON         CA   95204          1            11/21/01         00
    773962                               05           01/01/02          0
    773962                               N            12/01/31
    0


    8051114          286/286             F          106,250.00         ZZ
                                         360        105,813.62          1
                                       7.250            724.81         85
                                       7.000            724.81
    RANDALLSTOWN     MD   21244          1            11/28/01         14
    775000                               05           01/01/02         12
    775000                               N            12/01/31
    0
1




    8051116          286/286             F           50,000.00         ZZ
                                         360         49,925.55          1
                                       7.500            349.61         80
                                       7.250            349.61
    PUEBLO           CO   81003          5            01/02/02         00
    717251                               05           03/01/02          0
    717251                               N            02/01/32
    0


    8051124          286/286             F           99,000.00         ZZ
                                         360         98,772.61          1
                                       7.375            683.77         90
                                       7.125            683.77
    PORTLAND         CT   06480          1            12/13/01         10
    713702                               05           02/01/02         25
    713702                               N            01/01/32
    0


    8051132          286/286             F           44,000.00         ZZ
                                         360         43,874.58          1
                                       7.750            315.22         80
                                       7.500            315.22
    VICTORVILLE      CA   92392          1            12/27/01         00
    711382                               05           01/01/02          0
    711382                               N            12/01/31
    0


    8051134          286/286             F           82,550.00         ZZ
                                         360         82,308.74          1
                                       7.625            584.28         90
                                       7.375            584.28
    REDDING          CA   96002          1            11/26/01         14
    706681                               05           01/01/02         25
    706681                               N            12/01/31
    0


    8051140          286/286             F           81,900.00         ZZ
                                         360         81,792.48          1
                                       8.125            608.11         90
                                       7.875            608.11
    LODI             CA   95240          1            01/02/02         12
    724468                               01           03/01/02         25
    724468                               N            02/01/32
    0


    8051144          286/286             F           78,400.00         ZZ
                                         360         78,219.93          1
1


                                       7.375            541.49         80
                                       7.125            541.49
    REDDING          CA   96002          5            12/12/01         00
    713475                               05           02/01/02          0
    713475                               N            01/01/32
    0


    8051146          286/286             F           78,400.00         ZZ
                                         360         78,219.93          1
                                       7.375            541.49         80
                                       7.125            541.49
    REDDING          CA   96002          5            12/19/01         00
    713579                               05           02/01/02          0
    713579                               N            01/01/32
    0


    8051152          286/286             F           58,700.00         ZZ
                                         360         58,573.95          1
                                       7.750            420.53         90
                                       7.500            420.53
    LAYTON           UT   84041          1            12/19/01         10
    770378                               05           02/01/02         25
    770378                               N            01/01/32
    0


    8051164          286/286             F           79,649.00         ZZ
                                         360         79,398.19          1
                                       7.250            543.35         90
                                       7.000            543.35
    WEST VALLEY CIT  UT   84120          1            11/15/01         10
    9925607                              05           01/01/02         30
    9925607                              N            12/01/31
    0


    8051170          286/286             F           80,800.00         ZZ
                                         360         80,605.02          1
                                       7.125            544.36         80
                                       6.875            544.36
    RED BLUFF        CA   96080          5            12/12/01         00
    716255                               05           02/01/02          0
    716255                               N            01/01/32
    0


    8051172          286/286             F           45,000.00         ZZ
                                         360         44,901.66          1
                                       7.625            318.51         75
                                       7.375            318.51
    MODESTO          CA   95358          1            12/04/01         00
    772014                               05           02/01/02          0
1


    772014                               N            01/01/32
    0


    8051178          286/286             F           85,410.00         ZZ
                                         360         85,236.92          2
                                       8.000            626.71         90
                                       7.750            626.71
    INDIANAPOLIS     IN   46208          1            12/27/01         11
    722982                               05           02/01/02         25
    722982                               N            01/01/32
    0


    8051180          286/286             F          100,000.00         ZZ
                                         360         99,770.31          1
                                       7.375            690.68         80
                                       7.125            690.68
    OREM             UT   84057          1            12/07/01         00
    9918699                              05           02/01/02          0
    9918699                              N            01/01/32
    0


    8051182          286/286             F           67,500.00         ZZ
                                         360         67,337.10          1
                                       7.125            454.76         90
                                       6.875            454.76
    DEER PARK        TX   77536          1            12/12/01         11
    773781                               05           02/01/02         25
    773781                               N            01/01/32
    0


    8051184          286/286             F           51,300.00         ZZ
                                         360         51,145.60          1
                                       8.375            389.92         90
                                       8.125            389.92
    PHILADELPHIA     PA   19120          1            12/27/01         10
    708926                               05           02/01/02         25
    708926                               N            01/01/32
    0


    8051186          286/286             F          108,000.00         ZZ
                                         360        107,769.83          1
                                       7.750            773.73         90
                                       7.500            773.73
    SALEM            UT   84653          1            12/13/01         11
    712418                               05           02/01/02         25
    712418                               N            01/01/32
    0


1


    8051192          286/286             F           78,625.00         ZZ
                                         360         78,461.59          1
                                       7.875            570.09         85
                                       7.625            570.09
    FRESNO           CA   93726          5            12/26/01         12
    700579                               05           02/01/02         12
    700579                               N            01/01/32
    0


    8051194          286/286             F           91,375.00         ZZ
                                         360         91,185.12          1
                                       7.875            662.53         85
                                       7.625            662.53
    FRESNO           CA   93727          5            12/26/01         12
    700659                               05           02/01/02         12
    700659                               N            01/01/32
    0


    8051196          286/286             F           85,500.00         ZZ
                                         360         85,390.59          1
                                       8.250            642.33         90
                                       8.000            642.33
    REDLANDS         CA   92374          1            01/04/02         14
    768507                               05           03/01/02         25
    768507                               N            02/01/32
    0


    8051200          286/286             F           46,800.00         ZZ
                                         360         46,673.14          1
                                       8.000            343.40         90
                                       7.750            343.40
    RIALTO           CA   92376          1            11/14/01         14
    9933092                              01           01/01/02         25
    9933092                              N            12/01/31
    0


    8052118          286/286             F           72,000.00         ZZ
                                         360         71,877.99          4
                                       8.875            572.87         90
                                       8.625            572.87
    ST LOUIS         MO   63111          1            12/31/01         11
    555494                               05           02/01/02         25
    555494                               N            01/01/32
    0


    8052126          286/286             F          116,000.00         ZZ
                                         360        115,722.48          1
                                       7.375            801.19         43
                                       7.125            801.19
1


    MT AIRY          MD   21771          5            12/20/01         00
    874025                               05           02/01/02          0
    874025                               O            01/01/32
    0


    8052128          286/286             F           93,600.00         ZZ
                                         360         93,424.24          4
                                       8.375            711.43         90
                                       8.125            711.43
    ST LOUIS         MO   63110          2            12/11/01         11
    862945                               05           02/01/02         25
    862945                               N            01/01/32
    0


    8052130          286/286             F           93,600.00         ZZ
                                         360         93,424.24          4
                                       8.375            711.43         90
                                       8.125            711.43
    ST LOUIS         MO   63110          2            12/11/01         11
    862948                               05           02/01/02         25
    862948                               N            01/01/32
    0


    8052146          286/286             F           72,000.00         ZZ
                                         360         71,871.55          2
                                       8.625            560.01         80
                                       8.375            560.01
    PLAINFIELD       NJ   07060          1            12/28/01         00
    546439                               05           02/01/02          0
    546439                               N            01/01/32
    0


    8052148          286/286             F           88,500.00         ZZ
                                         360         88,112.71          1
                                       8.000            649.38         74
                                       7.750            649.38
    AURORA           CO   80010          2            12/28/01         00
    907173                               05           02/01/02          0
    907173                               N            01/01/32
    0


    8052160          286/286             F           98,400.00         ZZ
                                         360         98,003.55          1
                                       8.125            730.62         80
                                       7.875            730.62
    TUCSON           AZ   85741          5            12/17/01         00
    902427                               03           02/01/02          0
    902427                               O            01/01/32
    0
1




    8052164          286/286             F           41,000.00         ZZ
                                         360         40,916.90          1
                                       8.000            300.85         75
                                       7.750            300.85
    CHICAGO          IL   60628          5            01/04/02         00
    921402                               05           02/01/02          0
    921402                               N            01/01/32
    0


    8052168          286/286             F           44,550.00         ZZ
                                         360         44,474.51          4
                                       8.875            354.46         90
                                       8.625            354.46
    DAYTON           OH   45405          1            12/28/01         10
    897069                               05           02/01/02         25
    897069                               N            01/01/32
    0


    8052170          286/286             F           37,600.00         ZZ
                                         360         37,506.97          1
                                       7.000            250.16         80
                                       6.750            250.16
    BLOOMINGTON      IN   47404          1            12/18/01         00
    868508                               05           02/01/02          0
    868508                               N            01/01/32
    0


    8052172          286/286             F           43,200.00         ZZ
                                         360         43,122.92          1
                                       8.625            336.01         66
                                       8.375            336.01
    ZANESVILLE       IN   46799          5            12/12/01         00
    846549                               05           02/01/02          0
    846549                               N            01/01/32
    0


    8052180          286/286             F           61,800.00         ZZ
                                         360         61,644.39          1
                                       8.000            453.47         90
                                       7.750            453.47
    DELAVAN          WI   53115          1            12/21/01         12
    685304                               05           02/01/02         25
    685304                               N            01/01/32
    0


    8052184          286/286             F          100,000.00         ZZ
                                         360         99,613.42          1
1


                                       8.250            751.27         80
                                       8.000            751.27
    BLUE RIDGE       GA   30513          5            12/26/01         00
    912077                               05           02/01/02          0
    912077                               O            01/01/32
    0


    8052186          286/286             F           25,000.00         ZZ
                                         360         24,951.85          1
                                       8.250            187.82         50
                                       8.000            187.82
    INDIANAPOLIS     IN   46218          5            12/12/01         00
    880164                               05           02/01/02          0
    880164                               N            01/01/32
    0


    8052190          286/286             F           35,000.00         ZZ
                                         360         34,932.57          2
                                       8.250            262.95         70
                                       8.000            262.95
    INDIANAPOLIS     IN   46202          5            12/12/01         00
    880091                               05           02/01/02          0
    880091                               N            01/01/32
    0


    8052194          286/286             F           30,600.00         ZZ
                                         360         30,537.97          1
                                       8.000            224.54         90
                                       7.750            224.54
    WICHITA          KS   67219          1            12/07/01         11
    856052                               05           02/01/02         25
    856052                               N            01/01/32
    0


    8052196          286/286             F           27,900.00         ZZ
                                         360         27,843.44          1
                                       8.000            204.73         90
                                       7.750            204.73
    WICHITA          KS   67211          1            12/28/01         21
    886003                               05           02/01/02         25
    886003                               N            01/01/32
    0


    8052198          286/286             F           26,100.00         ZZ
                                         360         26,047.09          1
                                       8.000            191.52         90
                                       7.750            191.52
    WICHITA          KS   67213          1            12/27/01         11
    858627                               05           02/01/02         25
1


    858627                               N            01/01/32
    0


    8052200          286/286             F           55,710.00         ZZ
                                         360         55,364.37          1
                                       7.625            394.32         90
                                       7.375            394.32
    CARTERVILLE      MO   64835          5            11/29/01         11
    520344                               05           01/01/02         25
    520344                               O            12/01/31
    0


    8052202          286/286             F           35,100.00         ZZ
                                         360         35,025.05          2
                                       8.750            276.14         90
                                       8.500            276.14
    ST LOUIS         MO   63110          1            12/28/01         11
    896491                               05           02/01/02         25
    896491                               N            01/01/32
    0


    8052212          286/286             F           67,500.00         ZZ
                                         360         67,376.44          1
                                       8.500            519.02         90
                                       8.250            519.02
    LAWRENCEVILLE    GA   30044          1            12/20/01         12
    899156                               05           02/01/02         25
    899156                               N            01/01/32
    0


    8052214          286/286             F           67,500.00         ZZ
                                         360         67,350.31          1
                                       8.500            519.02         90
                                       8.250            519.02
    LAWRENCEVILLE    GA   30044          1            12/20/01         12
    899158                               05           02/01/02         25
    899158                               N            01/01/32
    0


    8052218          286/286             F          145,000.00         ZZ
                                         360        144,799.75          1
                                       7.875          1,051.36         64
                                       7.625          1,051.36
    GARFIELD         NJ   07036          5            12/27/01         00
    546488                               05           03/01/02          0
    546488                               O            02/01/32
    0


1


    8052246          286/286             F          108,000.00         ZZ
                                         360        107,817.00          3
                                       8.875            859.30         90
                                       8.625            859.30
    NEW HAVEN        CT   06511          1            12/28/01         12
    865532                               05           02/01/02         25
    865532                               N            01/01/32
    0


    8052262          286/286             F          106,480.00         ZZ
                                         360        106,261.72          1
                                       8.625            828.20         80
                                       8.375            828.20
    CONCORD          OH   44060          1            12/20/01         00
    555850                               05           02/01/02          0
    555850                               N            01/01/32
    0


    8052268          286/286             F           32,400.00         ZZ
                                         360         32,339.14          2
                                       8.375            246.27         90
                                       8.125            246.27
    WICHITA          KS   67218          1            12/13/01         11
    587160                               05           02/01/02         12
    587160                               N            01/01/32
    0


    8052270          286/286             F           32,400.00         ZZ
                                         360         32,339.14          2
                                       8.375            246.27         90
                                       8.125            246.27
    WICHITA          KS   67218          1            12/13/01         11
    587159                               05           02/01/02         12
    587159                               N            01/01/32
    0


    8052272          286/286             F           32,400.00         ZZ
                                         360         32,339.14          2
                                       8.375            246.27         90
                                       8.125            246.27
    WICHITA          KS   67218          1            12/13/01         11
    587155                               05           02/01/02         12
    587155                               N            01/01/32
    0


    8052274          286/286             F           64,500.00         ZZ
                                         360         64,356.78          1
                                       7.625            456.53         75
                                       7.375            456.53
1


    ANDERSON         SC   29621          1            12/28/01         00
    103898                               05           02/01/02          0
    103898                               N            01/01/32
    0


    8052276          286/286             F           66,750.00         ZZ
                                         360         66,584.63          1
                                       7.625            472.46         75
                                       7.375            472.46
    ANDERSON         SC   29621          1            12/28/01         00
    103900                               05           02/01/02          0
    103900                               N            01/01/32
    0


    8052278          286/286             F           91,000.00         ZZ
                                         360         90,523.23          3
                                       7.500            636.29         86
                                       7.250            636.29
    XENIA            OH   45385          2            12/20/01         10
    671104                               05           02/01/02         25
    671104                               N            01/01/32
    0


    8052280          286/286             F           90,000.00         ZZ
                                         360         89,826.62          4
                                       8.250            676.15         90
                                       8.000            676.15
    DAYTON           OH   45407          1            12/21/01         12
    881794                               05           02/01/02         25
    881794                               N            01/01/32
    0


    8052282          286/286             F           70,200.00         ZZ
                                         360         70,019.09          1
                                       8.250            527.39         90
                                       8.000            527.39
    HAMILTON         OH   45011          1            11/21/01         12
    850417                               05           01/01/02         25
    850417                               N            12/01/31
    0


    8052302          286/286             F           60,000.00         ZZ
                                         360         59,868.88          3
                                       7.625            424.68         20
                                       7.375            424.68
    LOWER GWYNEDD    PA   19436          5            12/20/01         00
    702962                               05           02/01/02          0
    702962                               N            01/01/32
    0
1




    8052334          286/286             F          148,500.00         ZZ
                                         360        148,213.94          4
                                       8.250          1,115.64         90
                                       8.000          1,115.64
    MESA             AZ   85210          1            12/13/01         12
    906177                               03           02/01/02         25
    906177                               N            01/01/32
    0


    8052340          286/286             F           88,000.00         ZZ
                                         360         87,817.09          1
                                       7.875            638.07         80
                                       7.625            638.07
    LONGMEADOW       MA   01106          1            12/21/01         00
    884580                               05           02/01/02          0
    884580                               N            01/01/32
    0


    8052352          286/286             F           77,400.00         ZZ
                                         360         77,243.14          4
                                       8.000            567.94         90
                                       7.750            567.94
    SAN ANTONIO      TX   78209          1            12/10/01         21
    882572                               05           02/01/02         25
    882572                               N            01/01/32
    0


    8052354          286/286             F           70,500.00         ZZ
                                         360         70,353.48          1
                                       7.875            511.18         75
                                       7.625            511.18
    ARLINGTON        TX   76011          5            12/18/01         00
    711268                               05           02/01/02          0
    711268                               N            01/01/32
    0


    8052362          286/286             F           93,500.00         ZZ
                                         360         92,904.67          1
                                       7.500            653.77         47
                                       7.250            653.77
    DENVER           CO   80123          5            12/14/01         00
    858223                               05           02/01/02          0
    858223                               N            01/01/32
    0


    8052364          286/286             F          144,253.00         ZZ
                                         360        143,697.56          1
1


                                       6.750            935.63         78
                                       6.500            935.63
    VIRGINIA BEACH   VA   23454          2            12/14/01         00
    827538                               05           02/01/02          0
    827538                               O            01/01/32
    0


    8052368          286/286             F           43,200.00         ZZ
                                         360         43,122.84          2
                                       8.625            336.01         79
                                       8.375            336.01
    WICHITA          KS   67218          2            12/17/01         00
    869160                               05           02/01/02          0
    869160                               N            01/01/32
    0


    8052370          286/286             F           43,250.00         ZZ
                                         360         43,172.83          2
                                       8.625            336.40         79
                                       8.375            336.40
    WICHITA          KS   67218          2            12/17/01         11
    869164                               05           02/01/02         12
    869164                               N            01/01/32
    0


    8052372          286/286             F           44,200.00         ZZ
                                         360         44,121.13          4
                                       8.625            343.79         82
                                       8.375            343.79
    WICHITA          KS   67207          2            12/17/01         11
    869168                               05           02/01/02         12
    869168                               N            01/01/32
    0


    8052374          286/286             F           44,800.00         ZZ
                                         360         44,715.86          2
                                       8.375            340.52         70
                                       8.125            340.52
    WICHITA          KS   67218          2            12/17/01         00
    685170                               05           02/01/02          0
    685170                               N            01/01/32
    0


    8052376          286/286             F           44,800.00         ZZ
                                         360         44,715.86          2
                                       8.375            340.52         70
                                       8.125            340.52
    WICHITA          KS   67218          2            12/17/01         00
    685163                               05           02/01/02          0
1


    685163                               N            01/01/32
    0


    8052382          286/286             F           52,200.00         ZZ
                                         360         52,096.85          1
                                       8.125            387.59         90
                                       7.875            387.59
    WICHITA          KS   67217          5            12/13/01         11
    867062                               05           02/01/02         25
    867062                               O            01/01/32
    0


    8052392          286/286             F           95,000.00         ZZ
                                         360         94,634.04          1
                                       7.375            656.15         71
                                       7.125            656.15
    PHOENIX          AZ   85032          5            10/16/01         00
    653022                               05           12/01/01          0
    653022                               O            11/01/31
    0


    8052396          286/286             F          108,000.00         ZZ
                                         360        107,775.54          3
                                       7.875            783.08         90
                                       7.625            783.08
    FT WAYNE         IN   46815          1            12/12/01         10
    685812                               05           02/01/02         25
    685812                               N            01/01/32
    0


    8052400          286/286             F          140,000.00         ZZ
                                         360        139,653.70          1
                                       7.000            931.43         70
                                       6.750            931.43
    MARIETTA         GA   30067          5            12/12/01         00
    834430                               03           02/01/02          0
    834430                               O            01/01/32
    0


    8052414          286/286             F           74,700.00         ZZ
                                         360         74,606.80          4
                                       8.375            567.78         90
                                       8.125            567.78
    DICKINSON        TX   77539          1            01/02/02         21
    859301                               05           03/01/02         25
    859301                               N            02/01/32
    0


1


    8052424          286/286             F           64,800.00         ZZ
                                         360         64,678.32          4
                                       8.375            492.53         90
                                       8.125            492.53
    ST LOUIS         MO   63111          1            01/04/02         21
    880835                               05           02/01/02         25
    880835                               N            01/01/32
    0


    8052426          286/286             F           52,500.00         ZZ
                                         360         52,401.42          1
                                       8.375            399.04         61
                                       8.125            399.04
    AUSTIN           TX   78704          2            12/07/01         00
    881888                               01           02/01/02          0
    881888                               N            01/01/32
    0


    8052436          286/286             F           67,550.00         ZZ
                                         360         67,374.53          2
                                       6.750            438.13         70
                                       6.500            438.13
    TOLEDO           OH   43612          5            12/21/01         00
    841524                               05           02/01/02          0
    841524                               N            01/01/32
    0


    8052442          286/286             F           50,000.00         ZZ
                                         360         49,896.08          1
                                       7.875            362.54         59
                                       7.625            362.54
    MEDFORD          OR   97501          5            12/10/01         00
    703708                               05           02/01/02          0
    703708                               N            01/01/32
    0


    8052446          286/286             F           65,600.00         ZZ
                                         360         65,467.06          2
                                       8.000            481.35         80
                                       7.750            481.35
    AKRON            OH   44306          2            12/19/01         00
    671895                               05           02/01/02          0
    671895                               N            01/01/32
    0


    8052456          286/286             F           92,000.00         ZZ
                                         360         91,813.55          1
                                       8.000            675.07         80
                                       7.750            675.07
1


    MABLETON         GA   30126          5            12/14/01         00
    851028                               05           02/01/02          0
    851028                               N            01/01/32
    0


    8052460          286/286             F           91,300.00         ZZ
                                         360         91,051.07          1
                                       6.875            599.78         72
                                       6.625            599.78
    FISHERS          IN   46038          2            12/21/01         00
    831449                               05           02/01/02          0
    831449                               O            01/01/32
    0


    8052466          286/286             F           42,750.00         ZZ
                                         360         42,663.36          1
                                       8.000            313.69         75
                                       7.750            313.69
    ELWOOD           IN   46036          2            12/21/01         00
    855613                               05           02/01/02          0
    855613                               N            01/01/32
    0


    8052468          286/286             F           69,950.00         ZZ
                                         360         69,785.27          1
                                       7.250            477.19         50
                                       7.000            477.19
    KENNESAW         GA   30152          1            12/13/01         00
    848069                               03           02/01/02          0
    848069                               N            01/01/32
    0


    8052470          286/286             F           69,950.00         ZZ
                                         360         69,785.27          1
                                       7.250            477.19         50
                                       7.000            477.19
    KENNESAW         GA   30152          1            12/13/01         00
    848056                               03           02/01/02          0
    848056                               N            01/01/32
    0


    8052482          286/286             F           97,650.00         ZZ
                                         360         97,480.23          3
                                       8.750            768.21         90
                                       8.500            768.21
    WOONSOCKET       RI   02895          1            12/20/01         14
    719729                               05           02/01/02         25
    719729                               N            01/01/32
    0
1




    8052494          286/286             F           76,500.00         ZZ
                                         360         76,363.52          4
                                       8.625            595.01         90
                                       8.375            595.01
    NORWICH          CT   06360          1            12/21/01         11
    722172                               05           02/01/02         25
    722172                               N            01/01/32
    0


    8052504          286/286             F           43,450.00         ZZ
                                         360         43,390.00          2
                                       7.875            315.04         90
                                       7.625            315.04
    INDIANAPOLIS     IN   46203          1            01/03/02         14
    711751                               05           03/01/02         25
    711751                               N            02/01/32
    0


    8052510          286/286             F           75,600.00         ZZ
                                         360         75,438.89          1
                                       7.750            541.61         90
                                       7.500            541.61
    PALMDALE         CA   93591          1            12/07/01         14
    771644                               05           02/01/02         25
    771644                               N            01/01/32
    0


    8052512          286/286             F           99,000.00         ZZ
                                         360         98,799.38          2
                                       8.000            726.43         90
                                       7.750            726.43
    PALMDALE         CA   93551          1            12/07/01         14
    771645                               05           02/01/02         25
    771645                               N            01/01/32
    0


    8052520          286/286             F           28,800.00         ZZ
                                         360         28,741.65          1
                                       8.000            211.32         90
                                       7.750            211.32
    PHOENIX          AZ   85029          1            12/07/01         11
    717407                               01           02/01/02         30
    717407                               N            01/01/32
    0


    8052522          286/286             F           79,800.00         ZZ
                                         360         79,650.15          3
1


                                       8.375            606.54         80
                                       8.125            606.54
    FRESNO           CA   93702          2            12/31/01         00
    706623                               05           02/01/02          0
    706623                               N            01/01/32
    0


    8052550          286/286             F           98,950.00         ZZ
                                         360         98,773.48          3
                                       8.625            769.62         90
                                       8.375            769.62
    BALTIMORE        MD   21230          1            12/20/01         14
    768553                               05           02/01/02         25
    768553                               N            01/01/32
    0


    8052554          286/286             F           73,600.00         ZZ
                                         360         73,439.17          1
                                       7.625            520.94         80
                                       7.375            520.94
    CHICAGO          IL   60628          5            12/13/01         00
    714329                               05           02/01/02          0
    714329                               N            01/01/32
    0


    8052556          286/286             F           50,600.00         ZZ
                                         360         50,497.48          2
                                       8.000            371.28         90
                                       7.750            371.28
    PITTSBURGH       PA   15235          1            12/21/01         14
    715779                               05           02/01/02         25
    715779                               N            01/01/32
    0


    8052558          286/286             F           50,600.00         ZZ
                                         360         50,497.48          2
                                       8.000            371.28         90
                                       7.750            371.28
    PITTSBURGH       PA   15235          1            12/21/01         11
    715785                               05           02/01/02         25
    715785                               N            01/01/32
    0


    8052560          286/286             F           50,600.00         ZZ
                                         360         50,497.48          2
                                       8.000            371.28         90
                                       7.750            371.28
    PITTSBURGH       PA   15235          1            12/21/01         11
    715793                               05           02/01/02         25
1


    715793                               N            01/01/32
    0


    8052570          286/286             F           80,100.00         ZZ
                                         360         79,913.63          3
                                       8.750            630.15         90
                                       8.500            630.15
    FITCHBURG        MA   01420          1            11/29/01         14
    711777                               05           01/01/02         25
    711777                               N            12/01/31
    0


    8052818          601/G02             F          144,000.00         T
                                         360        143,785.59          1
                                       7.500          1,006.87         80
                                       7.250          1,006.87
    MASHPEE          MA   02649          1            01/11/02         00
    0433726304                           05           03/01/02          0
    60842200                             O            02/01/32
    0


    8054496          W34/G02             F          289,750.00         ZZ
                                         360        289,518.29          1
                                       7.125          1,952.10         94
                                       6.875          1,952.10
    TRUCKEE          CA   96161          5            03/20/02         10
    0433828415                           03           04/24/02         30
    6786881                              O            03/24/32
    0


    8056014          B49/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.750          1,576.11         80
                                       7.500          1,576.11
    EVERGREEN        CO   80439          1            03/06/02         00
    0433744133                           05           05/01/02          0
    000230561202                         N            04/01/32
    0


    8056702          700/G02             F          232,800.00         ZZ
                                         360        232,800.00          2
                                       8.000          1,708.20         80
                                       7.750          1,708.20
    HAWTHORNE        CA   90250          1            03/01/02         00
    0433813508                           05           05/01/02          0
    00264983                             N            04/01/32
    0


1


    8058010          420/G02             F          399,950.00         T
                                         360        399,630.16          1
                                       7.125          2,694.54         80
                                       6.875          2,694.54
    SANTA ROSA       CA   95409          1            02/25/02         00
    0433829579                           05           04/01/02          0
    72000291                             O            03/01/32
    0


    8058886          F89/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.250          1,036.91         80
                                       7.000          1,036.91
    BREA             CA   92821          1            03/14/02         00
    0433832060                           01           05/01/02          0
    11118274                             O            04/01/32
    0


    8061184          F16/G02             F           93,000.00         ZZ
                                         360         93,000.00          1
                                       7.000            618.73         74
                                       6.750            618.73
    FONTANA          CA   92335          2            03/01/02         00
    0433812922                           05           05/01/02          0
    01A21851                             O            04/01/32
    0


    8062836          R49/G02             F          232,750.00         ZZ
                                         360        232,436.62          2
                                       8.000          1,707.84         95
                                       7.750          1,707.84
    BRONX            NY   10469          1            01/30/02         01
    0433778073                           05           03/01/02         30
    9714471                              O            02/01/32
    0


    8063956          477/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.500          1,258.59         80
                                       7.250          1,258.59
    SAN DIEGO        CA   92110          1            03/04/02         00
    0433818242                           01           05/01/02          0
    124907                               O            04/01/32
    0


    8068754          964/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       6.750          3,242.99         77
                                       6.500          3,242.99
1


    MONTERA          CA   94037          5            02/28/02         00
    0433821493                           05           05/01/02          0
    186886                               O            04/01/32
    0


    8069018          964/G02             F          236,800.00         ZZ
                                         360        236,800.00          1
                                       6.500          1,496.74         80
                                       6.250          1,496.74
    SEATTLE          WA   98117          1            03/11/02         00
    0433806866                           05           05/01/02          0
    196149                               O            04/01/32
    0


    8070424          E22/G02             F          289,000.00         ZZ
                                         360        288,768.89          1
                                       7.125          1,947.05         75
                                       6.875          1,947.05
    GLEN ELLEN       CA   95442          5            02/08/02         00
    0413339052                           05           04/01/02          0
    0413339052                           O            03/01/32
    0


    8070478          E22/G02             F          195,000.00         ZZ
                                         360        194,855.28          1
                                       7.500          1,363.47         69
                                       7.250          1,363.47
    ALHAMBRA         CA   91803          5            02/11/02         00
    0413579418                           05           04/01/02          0
    0413579418                           O            03/01/32
    0


    8070484          E22/G02             F          104,000.00         ZZ
                                         360        103,912.62          1
                                       6.875            683.21         72
                                       6.625            683.21
    THE WOODLANDS    TX   77382          5            02/19/02         00
    0413596693                           09           04/01/02          0
    0413596693                           O            03/01/32
    0


    8070498          E22/G02             F          367,200.00         ZZ
                                         360        366,959.80          1
                                       8.125          2,726.45         85
                                       7.875          2,726.45
    METAMORA         MI   48455          2            02/12/02         04
    0413607573                           05           04/01/02         12
    0413607573                           O            03/01/32
    0
1




    8070504          E22/G02             F           82,400.00         ZZ
                                         360         82,343.29          1
                                       7.875            597.46         80
                                       7.625            597.46
    SAN ANTONIO      TX   78250          5            02/21/02         00
    0413610478                           05           04/01/02          0
    0413610478                           O            03/01/32
    0


    8070514          E22/G02             F          272,000.00         ZZ
                                         360        271,787.81          1
                                       7.250          1,855.52         80
                                       7.000          1,855.52
    SAN PEDRO        CA   90731          5            02/19/02         00
    0413621517                           05           04/01/02          0
    0413621517                           O            03/01/32
    0


    8070532          E22/G02             F           92,625.00         ZZ
                                         360         92,559.62          1
                                       7.750            663.58         95
                                       7.500            663.58
    HUEYTOWN         AL   35023          5            02/21/02         04
    0413637729                           05           04/01/02         30
    0413637729                           O            03/01/32
    0


    8070540          E22/G02             F          433,600.00         ZZ
                                         360        433,316.36          1
                                       8.125          3,219.47         90
                                       7.875          3,219.47
    HOOVER           AL   35242          1            02/25/02         01
    0413643461                           03           04/01/02         30
    0413643461                           O            03/01/32
    0


    8070562          E22/G02             F           61,450.00         ZZ
                                         360         61,404.39          1
                                       7.500            429.67         52
                                       7.250            429.67
    METAIRIE         LA   70005          5            02/26/02         00
    0413659111                           05           04/01/02          0
    0413659111                           N            03/01/32
    0


    8070564          E22/G02             F           80,750.00         ZZ
                                         360         80,698.51          1
1


                                       8.250            606.65         85
                                       8.000            606.65
    ROCK HILL        SC   29730          5            02/21/02         10
    0413659384                           05           04/01/02         12
    0413659384                           O            03/01/32
    0


    8070592          E22/G02             F          173,600.00         ZZ
                                         360        173,467.91          1
                                       7.375          1,199.01         80
                                       7.125          1,199.01
    ROUND ROCK       TX   78681          5            02/21/02         00
    0413684549                           03           04/01/02          0
    0413684549                           O            03/01/32
    0


    8070606          E22/G02             F           43,200.00         ZZ
                                         360         43,173.83          2
                                       8.500            332.17         90
                                       8.250            332.17
    DAYTON           OH   45405          1            02/26/02         01
    0413690256                           05           04/01/02         25
    0413690256                           N            03/01/32
    0


    8070626          E22/G02             F           31,400.00         ZZ
                                         360         31,380.98          1
                                       8.500            241.44         90
                                       8.250            241.44
    BAY CITY         MI   48706          1            02/26/02         04
    0413700923                           05           04/01/02         30
    0413700923                           O            03/01/32
    0


    8070630          E22/G02             F           74,900.00         ZZ
                                         360         74,849.74          1
                                       8.000            549.59        100
                                       7.750            549.59
    WAPAKONETA       OH   45895          2            02/21/02         01
    0413707027                           05           04/01/02         35
    0413707027                           O            03/01/32
    0


    8070884          E82/G02             F           96,900.00         ZZ
                                         360         96,829.87          3
                                       7.625            685.85         69
                                       7.375            685.85
    DANIA            FL   33312          2            02/25/02         00
    0400588653                           05           04/01/02          0
1


    1994131                              N            03/01/32
    0


    8074166          967/G02             F          124,200.00         ZZ
                                         360        124,200.00          1
                                       7.750            889.78         90
                                       7.500            889.78
    REXUBRG          ID   83440          2            03/01/02         04
    0433805736                           05           05/01/02         30
    8777658                              O            04/01/32
    0


    8075744          737/G02             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       8.000          1,284.09         73
                                       7.750          1,284.09
    SCOTTSDALE       AZ   85254          5            03/08/02         00
    0433837085                           05           05/01/02          0
    2055846                              O            04/01/32
    0


    8076266          H58/G02             F          171,000.00         ZZ
                                         360        171,000.00          4
                                       8.000          1,254.74         90
                                       7.750          1,254.74
    MERIDIAN         ID   83642          1            03/05/02         04
    0433836533                           05           05/01/02         25
    0000089845                           N            04/01/32
    0


    8078920          E86/G02             F           58,500.00         ZZ
                                         360         58,500.00          2
                                       8.500            449.81         90
                                       8.250            449.81
    HARVEY           IL   60426          1            03/18/02         11
    0433818010                           05           05/01/02         25
    1                                    N            04/01/32
    0


    8079058          R84/G02             F          187,150.00         ZZ
                                         360        187,017.91          3
                                       7.750          1,340.77         95
                                       7.500          1,340.77
    PUYALLUP         WA   98374          1            02/27/02         11
    0433813417                           05           04/01/02         25
    WA8181252                            N            03/01/32
    0


1


    8079156          E86/G02             F          183,600.00         ZZ
                                         360        183,600.00          3
                                       7.875          1,331.23         90
                                       7.625          1,331.23
    BEACH HAVEN      NJ   08008          1            03/05/02         11
    0433794856                           05           05/01/02         25
    0000181797                           N            04/01/32
    0


    8079302          950/G02             F          157,360.00         ZZ
                                         360        157,237.25          1
                                       7.250          1,073.47         80
                                       7.000          1,073.47
    SHORELINE        WA   98133          1            03/05/02         00
    0433827250                           05           04/01/02          0
    EW202291                             O            03/01/32
    0


    8080176          E86/G02             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       8.250          1,314.72         59
                                       8.000          1,314.72
    WANTAGH          NY   11793          5            03/27/02         00
    0433896388                           05           05/01/02          0
    0000182459                           O            04/01/32
    0


    8080614          806/G02             F          197,850.00         ZZ
                                         360        197,683.78          1
                                       6.875          1,299.74         80
                                       6.625          1,299.74
    FONTANA          CA   92336          1            02/14/02         00
    0433777372                           05           04/01/02          0
    1040006259                           O            03/01/32
    0


    8084672          601/G02             F           94,600.00         ZZ
                                         360         94,526.20          1
                                       7.250            645.34         70
                                       7.000            645.34
    DES MOINES       IA   50312          5            02/05/02         00
    0433723178                           05           04/01/02          0
    60984077                             O            03/01/32
    0


    8085622          A35/G02             F          351,950.00         ZZ
                                         360        351,950.00          1
                                       7.500          2,460.88         80
                                       7.250          2,460.88
1


    OCEANSIDE        NY   11572          1            03/07/02         00
    0433810405                           05           05/01/02          0
    11064                                O            04/01/32
    0


    8086148          B57/G02             F          257,000.00         ZZ
                                         360        257,000.00          1
                                       7.500          1,796.98         71
                                       7.250          1,796.98
    SAN JOSE         CA   95127          5            03/04/02         00
    0433766839                           05           05/01/02          0
    10001024                             O            04/01/32
    0


    8087228          477/G02             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       7.250            886.83         75
                                       7.000            886.83
    CORONA           CA   92879          5            03/04/02         00
    0433883865                           05           05/01/02          0
    159214                               O            04/01/32
    0


    8087438          F89/G02             F          101,500.00         ZZ
                                         360        101,500.00          4
                                       8.000            744.77         70
                                       7.750            744.77
    COLTON           CA   92324          1            03/12/02         00
    0433865888                           05           05/01/02          0
    11118625                             O            04/01/32
    0


    8088076          P59/G02             F          350,000.00         T
                                         360        350,000.00          1
                                       8.000          2,568.18         56
                                       7.750          2,568.18
    SAN LUIS OBISPO  CA   93401          5            03/05/02         00
    0433802998                           05           05/01/02          0
    AT003229                             O            04/01/32
    0


    8088266          Q51/G02             F          385,000.00         ZZ
                                         360        385,000.00          1
                                       7.375          2,659.10         70
                                       7.125          2,659.10
    ARCADIA          CA   91007          5            03/12/02         00
    0433817061                           05           05/01/02          0
    0544690W202150                       O            04/01/32
    0
1




    8090442          967/G02             F          148,500.00         ZZ
                                         360        148,500.00          4
                                       7.500          1,038.33         90
                                       7.250          1,038.33
    TACOMA           WA   98404          1            03/06/02         04
    0433786415                           05           05/01/02         25
    8788085                              N            04/01/32
    0


    8090872          E22/G02             F           82,500.00         ZZ
                                         360         82,444.64          1
                                       8.000            605.36         75
                                       7.750            605.36
    BERNALILLO       NM   87004          2            02/22/02         00
    0413365354                           05           04/01/02          0
    0413365354                           O            03/01/32
    0


    8090880          E22/G02             F          108,775.00         ZZ
                                         360        108,685.84          1
                                       7.000            723.68         95
                                       6.750            723.68
    SPRINGFIELD      OR   97478          2            02/15/02         04
    0413395930                           05           04/01/02         30
    0413395930                           O            03/01/32
    0


    8090914          E22/G02             F          517,600.00         ZZ
                                         360        517,206.15          1
                                       7.375          3,574.93         80
                                       7.125          3,574.93
    LA MESA          CA   91941          1            02/21/02         00
    0413538570                           05           04/01/02          0
    0413538570                           O            03/01/32
    0


    8090936          E22/G02             F          242,250.00         ZZ
                                         360        242,083.29          1
                                       7.875          1,756.48         95
                                       7.625          1,756.48
    GUNTER           TX   75058          1            02/27/02         01
    0413560475                           05           04/01/02         35
    0413560475                           O            03/01/32
    0


    8090938          E22/G02             F           57,600.00         ZZ
                                         360         57,358.31          2
1


                                       7.625            407.69         80
                                       7.375            407.69
    THREE OAKS       MI   49128          1            02/27/02         00
    0413560889                           05           04/01/02          0
    0413560889                           O            03/01/32
    0


    8090946          E22/G02             F          122,000.00         ZZ
                                         360        121,916.05          2
                                       7.875            884.58         74
                                       7.625            884.58
    ORANGE BEACH     AL   36561          5            02/27/02         00
    0413563933                           05           04/01/02          0
    0413563933                           N            03/01/32
    0


    8090974          E22/G02             F           52,200.00         ZZ
                                         360         52,165.86          1
                                       8.125            387.58         90
                                       7.875            387.58
    MEMPHIS          TN   38118          1            02/27/02         10
    0413588575                           05           04/01/02         30
    0413588575                           N            03/01/32
    0


    8090982          E22/G02             F           42,600.00         ZZ
                                         360         42,572.84          2
                                       8.250            320.04         80
                                       8.000            320.04
    KALAMAZOO        MI   49006          1            02/27/02         00
    0413596206                           05           04/01/02          0
    0413596206                           N            03/01/32
    0


    8091014          E22/G02             F          120,000.00         ZZ
                                         360        119,906.39          1
                                       7.250            818.61         56
                                       7.000            818.61
    AUSTIN           TX   78749          5            02/22/02         00
    0413614389                           03           04/01/02          0
    M413614389                           O            03/01/32
    0


    8091016          E22/G02             F          202,800.00         ZZ
                                         360        202,656.87          1
                                       7.750          1,452.88         80
                                       7.500          1,452.88
    ROSEVILLE        CA   95747          1            02/27/02         00
    0413615360                           05           04/01/02          0
1


    0413615360                           O            03/01/32
    0


    8091030          E22/G02             F          127,900.00         ZZ
                                         360        127,802.68          1
                                       7.375            883.37         79
                                       7.125            883.37
    AUSTIN           TX   78749          5            02/20/02         00
    0413622309                           01           04/01/02          0
    0413622309                           O            03/01/32
    0


    8091038          E22/G02             F          272,000.00         ZZ
                                         360        271,812.81          3
                                       7.875          1,972.19         80
                                       7.625          1,972.19
    LOS ANGELES      CA   90026          5            02/20/02         00
    0413629627                           05           04/01/02          0
    0413629627                           O            03/01/32
    0


    8091044          E22/G02             F          147,500.00         ZZ
                                         360        147,401.03          1
                                       8.000          1,082.30         78
                                       7.750          1,082.30
    BASTROP          TX   78602          5            02/22/02         00
    0413633116                           05           04/01/02          0
    0413633116                           O            03/01/32
    0


    8091072          E22/G02             F          199,500.00         ZZ
                                         360        199,366.14          3
                                       8.000          1,463.86         95
                                       7.750          1,463.86
    WORCESTER        MA   01610          1            02/27/02         04
    0413647587                           05           04/01/02         30
    0413647587                           O            03/01/32
    0


    8091076          E22/G02             F           56,800.00         ZZ
                                         360         56,755.69          1
                                       7.250            387.48         87
                                       7.000            387.48
    OKLAHOMA CITY    OK   73109          2            02/22/02         01
    0413652025                           05           04/01/02         30
    0413652025                           O            03/01/32
    0


1


    8091078          E22/G02             F          142,000.00         ZZ
                                         360        141,899.77          1
                                       7.750          1,017.31         68
                                       7.500          1,017.31
    ROUND ROCK       TX   78681          5            02/22/02         00
    0413654807                           03           04/01/02          0
    0413654807                           O            03/01/32
    0


    8091084          E22/G02             F          170,700.00         ZZ
                                         360        170,573.32          1
                                       7.500          1,193.56         69
                                       7.250          1,193.56
    PORTLAND         OR   97211          5            02/22/02         00
    0413656687                           05           04/01/02          0
    0413656687                           O            03/01/32
    0


    8091092          E22/G02             F           98,400.00         ZZ
                                         360         98,332.28          1
                                       7.875            713.47         80
                                       7.625            713.47
    LOS ANGELES      CA   90004          1            02/12/02         00
    0413660473                           05           04/01/02          0
    0413660473                           O            03/01/32
    0


    8091104          E22/G02             F          143,100.00         ZZ
                                         360        143,003.98          1
                                       8.000          1,050.02         90
                                       7.750          1,050.02
    NEW ORLEANS      LA   70122          5            02/22/02         04
    0413667502                           05           04/01/02         25
    0413667502                           O            03/01/32
    0


    8091124          E22/G02             F          284,000.00         ZZ
                                         360        283,778.45          2
                                       7.250          1,937.38         80
                                       7.000          1,937.38
    HAYWARD          CA   94541          5            02/20/02         00
    0413675844                           05           04/01/02          0
    0413675844                           O            03/01/32
    0


    8091132          E22/G02             F          184,000.00         ZZ
                                         360        183,870.13          1
                                       7.750          1,318.20         80
                                       7.500          1,318.20
1


    NORTH RICHLAND   TX   76180          2            02/26/02         00
    0413678392                           03           04/01/02          0
    0413678392                           N            03/01/32
    0


    8091140          E22/G02             F          123,200.00         ZZ
                                         360        123,108.57          1
                                       7.500            861.43         80
                                       7.250            861.43
    BIGFORK          MT   59911          2            02/22/02         00
    0413683749                           27           04/01/02          0
    0413683749                           O            03/01/32
    0


    8091142          E22/G02             F          179,000.00         ZZ
                                         360        178,870.45          1
                                       7.625          1,266.95         74
                                       7.375          1,266.95
    GEORGETOWN       TX   78628          5            02/22/02         00
    0413685439                           03           04/01/02          0
    0413685439                           O            03/01/32
    0


    8091150          E22/G02             F           81,900.00         ZZ
                                         360         81,831.20          1
                                       6.875            538.02         90
                                       6.625            538.02
    LEWISBURG        OH   45338          5            02/22/02         01
    0413687534                           05           04/01/02         25
    0413687534                           O            03/01/32
    0


    8091168          E22/G02             F          360,000.00         ZZ
                                         360        359,719.17          1
                                       7.250          2,455.83         80
                                       7.000          2,455.83
    KEY WEST         FL   33040          5            02/22/02         00
    0413696626                           05           04/01/02          0
    0413696626                           O            03/01/32
    0


    8091170          E22/G02             F           50,000.00         ZZ
                                         360         49,968.12          1
                                       8.250            375.63         67
                                       8.000            375.63
    BAKERSFIELD      CA   93307          5            02/19/02         00
    0413696683                           05           04/01/02          0
    0413696683                           N            03/01/32
    0
1




    8091174          E22/G02             F           66,500.00         ZZ
                                         240         66,385.34          1
                                       7.875            551.07         61
                                       7.625            551.07
    ROUND ROCK       TX   78664          5            02/22/02         00
    0413698051                           05           04/01/02          0
    0413698051                           O            03/01/22
    0


    8091206          E22/G02             F           76,500.00         ZZ
                                         360         76,443.23          1
                                       7.500            534.90         90
                                       7.250            534.90
    PRATTVILLE       AL   36067          5            02/22/02         01
    0413705138                           05           04/01/02         25
    0413705138                           O            03/01/32
    0


    8091218          E22/G02             F          529,600.00         ZZ
                                         360        529,226.21          1
                                       7.750          3,794.12         80
                                       7.500          3,794.12
    HIGHLAND PARK    TX   75205          5            02/22/02         00
    0413707662                           05           04/01/02          0
    0413707662                           O            03/01/32
    0


    8091240          E22/G02             F          111,320.00         ZZ
                                         360        111,237.38          1
                                       7.500            778.37         80
                                       7.250            778.37
    LEAGUE CITY      TX   77573          1            02/27/02         00
    0413713413                           03           04/01/02          0
    0413713413                           O            03/01/32
    0


    8091250          E22/G02             F          117,000.00         ZZ
                                         360        116,923.47          1
                                       8.125            868.72         90
                                       7.875            868.72
    STERRETT         AL   35147          1            02/27/02         04
    0413717166                           05           04/01/02         30
    0413717166                           O            03/01/32
    0


    8091262          E22/G02             F          150,000.00         ZZ
                                         360        149,885.86          1
1


                                       7.375          1,036.01         32
                                       7.125          1,036.01
    SAN JOSE         CA   95124          5            02/21/02         00
    0413722836                           05           04/01/02          0
    0413722836                           O            03/01/32
    0


    8091280          E22/G02             F           64,800.00         ZZ
                                         360         64,749.45          1
                                       7.250            442.05         90
                                       7.000            442.05
    HOUSTON          TX   77084          1            02/22/02         04
    0413727421                           05           04/01/02         25
    0413727421                           N            03/01/32
    0


    8091284          E22/G02             F          618,498.00         ZZ
                                         360        618,038.98          1
                                       7.500          4,324.63         48
                                       7.250          4,324.63
    LITTLE ELM       TX   75068          5            02/22/02         00
    0413729807                           05           04/01/02          0
    0413729807                           O            03/01/32
    0


    8091286          E22/G02             F          126,000.00         ZZ
                                         360        125,919.65          1
                                       8.250            946.60         90
                                       8.000            946.60
    PLAINFIELD       NJ   07062          2            02/22/02         01
    0413730086                           05           04/01/02         30
    0413730086                           O            03/01/32
    0


    8092702          952/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       8.125            980.10         80
                                       7.875            980.10
    JERSEY CITY      NJ   07306          1            03/11/02         00
    0433849692                           06           05/01/02          0
    20015341                             N            04/01/32
    0


    8096910          S11/G02             F          559,200.00         ZZ
                                         360        559,200.00          1
                                       7.375          3,862.26         80
                                       7.125          3,862.26
    MISSION VIEJO    CA   92692          5            03/07/02         00
    0433805173                           03           05/01/02          0
1


    10207035                             O            04/01/32
    0


    8097550          A80/G02             F           64,800.00         ZZ
                                         360         64,800.00          1
                                       7.625            458.66         78
                                       7.375            458.66
    MIAMI            FL   33183          1            03/11/02         00
    0433759511                           01           05/01/02          0
    020230315                            O            04/01/32
    0


    8097714          944/G02             F          182,750.00         ZZ
                                         360        182,750.00          1
                                       7.750          1,309.25         85
                                       7.500          1,309.25
    ROSEVILLE        CA   95661          5            03/06/02         04
    0433775681                           05           05/01/02         12
    W02021000                            O            04/01/32
    0


    8099556          U05/G02             F          168,800.00         ZZ
                                         360        168,800.00          1
                                       7.500          1,180.27         80
                                       7.250          1,180.27
    NAVARRE          OH   44662          1            03/28/02         00
    0433849916                           05           05/01/02          0
    3214730                              O            04/01/32
    0


    8099578          U05/G02             F          495,000.00         ZZ
                                         360        495,000.00          1
                                       7.375          3,418.84         80
                                       7.125          3,418.84
    SAN JOSE         CA   95127          5            03/29/02         00
    0433892353                           05           05/01/02          0
    3214352                              O            04/01/32
    0


    8099684          H19/G02             F          375,300.00         ZZ
                                         360        375,300.00          3
                                       7.500          2,624.16         90
                                       7.250          2,624.16
    ELMWOOD PARK     IL   60707          1            03/08/02         10
    0433803558                           05           05/01/02         25
    0002326619                           O            04/01/32
    0


1


    8100778          420/G02             F          372,800.00         ZZ
                                         360        372,800.00          1
                                       7.500          2,606.67         75
                                       7.250          2,606.67
    NAPA             CA   94558          5            03/06/02         00
    0433819539                           05           05/01/02          0
    72000488                             O            04/01/32
    0


    8102128          E76/G02             F          137,700.00         ZZ
                                         360        137,700.00          1
                                       7.875            998.42         93
                                       7.625            998.42
    LAS VEGAS        NV   89145          5            03/11/02         12
    0433823838                           05           05/01/02         30
    10012239                             O            04/01/32
    0


    8103616          U96/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
                                       7.000          1,663.26         73
                                       6.750          1,663.26
    WAIPAHU          HI   96797          5            03/07/02         00
    0433803855                           05           05/01/02          0
    20200036                             O            04/01/32
    0


    8104670          420/G02             F          251,000.00         ZZ
                                         360        251,000.00          1
                                       7.500          1,755.03         58
                                       7.250          1,755.03
    JENNER           CA   95450          5            03/08/02         00
    0433819786                           05           05/01/02          0
    72000489                             O            04/01/32
    0


    8106274          E44/G02             F          207,000.00         ZZ
                                         360        207,000.00          1
                                       7.250          1,412.10         90
                                       7.000          1,412.10
    NIBLEY           UT   84321          5            03/07/02         28
    0433819257                           05           05/01/02         25
    45020009                             O            04/01/32
    0


    8110134          S11/G02             F          184,000.00         ZZ
                                         360        183,856.47          1
                                       7.250          1,255.20         62
                                       7.000          1,255.20
1


    DIAMOND BAR      CA   91765          5            02/20/02         00
    0433838752                           05           04/01/02          0
    10206920                             O            03/01/32
    0


    8110778          U05/G02             F          346,000.00         ZZ
                                         360        346,000.00          1
                                       7.250          2,360.33         80
                                       7.000          2,360.33
    PENN VALLEY      CA   95946          1            03/06/02         00
    0433808771                           03           05/01/02          0
    3210743                              O            04/01/32
    0


    8111374          E22/G02             F          170,050.00         ZZ
                                         360        169,929.98          3
                                       7.750          1,218.26         95
                                       7.500          1,218.26
    IRVINGTON        NJ   07111          1            02/28/02         04
    0413354218                           05           04/01/02         30
    0413354218                           O            03/01/32
    0


    8111380          E22/G02             F           55,800.00         ZZ
                                         360         55,765.32          2
                                       8.375            424.12         90
                                       8.125            424.12
    ALLENTOWN        PA   18102          1            02/28/02         04
    0413401423                           05           04/01/02         25
    0413401423                           N            03/01/32
    0


    8111390          E22/G02             F          121,500.00         ZZ
                                         360        121,420.53          3
                                       8.125            902.13         90
                                       7.875            902.13
    ALBANY           NY   12208          1            02/28/02         01
    0413477662                           05           04/01/02         25
    0413477662                           N            03/01/32
    0


    8111392          E22/G02             F          244,000.00         ZZ
                                         360        243,809.66          1
                                       7.250          1,664.51         79
                                       7.000          1,664.51
    LA MIRADA        CA   90638          5            02/08/02         00
    0413482183                           05           04/01/02          0
    0413482183                           O            03/01/32
    0
1




    8111394          E22/G02             F          244,500.00         ZZ
                                         360        244,335.95          1
                                       8.000          1,794.05         87
                                       7.750          1,794.05
    WESTMINSTER      CA   92683          2            02/14/02         04
    0413486036                           05           04/01/02         30
    0413486036                           O            03/01/32
    0


    8111430          E22/G02             F          124,000.00         ZZ
                                         360        123,907.97          1
                                       7.500            867.03         80
                                       7.250            867.03
    BUCKLEY          WA   98321          1            02/14/02         00
    0413556382                           05           04/01/02          0
    0413556382                           O            03/01/32
    0


    8111440          E22/G02             F          158,400.00         ZZ
                                         360        158,285.35          1
                                       7.625          1,121.15         80
                                       7.375          1,121.15
    AUSTIN           TX   78731          1            02/27/02         00
    0413569492                           03           04/01/02          0
    0413569492                           N            03/01/32
    0


    8111452          E22/G02             F          175,600.00         ZZ
                                         360        175,363.02          4
                                       7.250          1,197.90         80
                                       7.000          1,197.90
    MOLALLA          OR   97038          1            02/26/02         00
    0413586934                           05           04/01/02          0
    0413586934                           N            03/01/32
    0


    8111492          E22/G02             F          104,000.00         ZZ
                                         360        103,928.43          4
                                       7.875            754.07         77
                                       7.625            754.07
    ALBUQUERQUE      NM   87108          2            02/28/02         00
    0413620162                           05           04/01/02          0
    0413620162                           N            03/01/32
    0


    8111526          E22/G02             F          146,700.00         ZZ
                                         360        146,585.56          1
1


                                       7.250          1,000.75         90
                                       7.000          1,000.75
    WEYMOUTH         MA   02189          1            02/28/02         04
    0413648007                           05           04/01/02         25
    0413648007                           O            03/01/32
    0


    8111534          E22/G02             F          126,000.00         ZZ
                                         360        125,908.81          4
                                       7.625            891.82         90
                                       7.375            891.82
    COVINGTON        KY   41011          2            02/28/02         01
    0413652462                           05           04/01/02         25
    0413652462                           N            03/01/32
    0


    8111544          E22/G02             F          444,000.00         ZZ
                                         360        443,653.64          1
                                       7.250          3,028.86         80
                                       7.000          3,028.86
    SACRAMENTO       CA   95831          1            02/11/02         00
    0413662230                           03           04/01/02          0
    0413662230                           O            03/01/32
    0


    8111548          E22/G02             F          110,000.00         ZZ
                                         360        109,922.37          1
                                       7.750            788.05         74
                                       7.500            788.05
    BULVERDE         TX   78163          5            02/28/02         00
    0413667403                           05           04/01/02          0
    0413667403                           O            03/01/32
    0


    8111560          E22/G02             F          297,500.00         ZZ
                                         360        297,279.22          1
                                       7.500          2,080.16         85
                                       7.250          2,080.16
    CARTER LAKE      IA   51510          1            02/28/02         04
    0413671710                           05           04/01/02         12
    0413671710                           O            03/01/32
    0


    8111564          E22/G02             F          153,000.00         ZZ
                                         360        152,868.27          1
                                       6.750            992.36         90
                                       6.500            992.36
    VANCOUVER        WA   98682          2            02/18/02         04
    0413674722                           05           04/01/02         30
1


    0413674722                           O            03/01/32
    0


    8111578          E22/G02             F           64,350.00         ZZ
                                         360         64,308.97          2
                                       8.250            483.44         90
                                       8.000            483.44
    OMAHA            NE   68131          1            02/28/02         04
    0413684291                           05           04/01/02         25
    0413684291                           O            03/01/32
    0


    8111582          E22/G02             F           99,000.00         ZZ
                                         360         98,920.83          1
                                       7.125            666.98         80
                                       6.875            666.98
    GARLAND          TX   75041          5            02/22/02         00
    0413685579                           05           04/01/02          0
    0413685579                           O            03/01/32
    0


    8111590          E22/G02             F          243,000.00         ZZ
                                         360        242,845.05          4
                                       8.250          1,825.58         90
                                       8.000          1,825.58
    MADISON          WI   53714          1            02/28/02         01
    0413688987                           05           04/01/02         25
    0413688987                           N            03/01/32
    0


    8111592          E22/G02             F          243,000.00         ZZ
                                         360        242,845.05          4
                                       8.250          1,825.58         90
                                       8.000          1,825.58
    MADISON          WI   53714          1            02/28/02         01
    0413689589                           05           04/01/02         25
    0413689589                           N            03/01/32
    0


    8111618          E22/G02             F           61,000.00         ZZ
                                         360         60,954.73          1
                                       7.500            426.52         75
                                       7.250            426.52
    TAMPA            FL   33619          5            02/27/02         00
    0413702481                           05           04/01/02          0
    0413702481                           N            03/01/32
    0


1


    8111636          E22/G02             F          134,360.00         ZZ
                                         360        134,276.49          1
                                       8.375          1,021.23         80
                                       8.125          1,021.23
    COLORADO SPRING  CO   80922          1            02/28/02         00
    0413715483                           03           04/01/02          0
    0413715483                           N            03/01/32
    0


    8111640          E22/G02             F          260,000.00         ZZ
                                         360        259,802.16          1
                                       7.375          1,795.76         80
                                       7.125          1,795.76
    RICHMOND         CA   94805          5            02/18/02         00
    0413717000                           05           04/01/02          0
    0413717000                           O            03/01/32
    0


    8111642          E22/G02             F          184,000.00         ZZ
                                         360        183,770.13          4
                                       7.750          1,318.20         80
                                       7.500          1,318.20
    BAKERSFIELD      CA   93309          1            02/25/02         00
    0413717109                           05           04/01/02          0
    0413717109                           N            03/01/32
    0


    8111662          E22/G02             F           47,700.00         ZZ
                                         360         47,669.59          1
                                       8.250            358.35         90
                                       8.000            358.35
    COLUMBUS         OH   43231          1            02/28/02         04
    0413725094                           07           04/01/02         25
    0413725094                           N            03/01/32
    0


    8111666          E22/G02             F          124,200.00         ZZ
                                         360        124,110.11          4
                                       7.625            879.08         90
                                       7.375            879.08
    BATON ROUGE      LA   70816          1            02/28/02         04
    0413726746                           05           04/01/02         25
    0413726746                           N            03/01/32
    0


    8111676          E22/G02             F           54,825.00         ZZ
                                         360         54,788.21          1
                                       8.000            402.29         85
                                       7.750            402.29
1


    PORT CHARLOTTE   FL   33952          1            02/28/02         01
    0413728882                           01           04/01/02         12
    0413728882                           O            03/01/32
    0


    8111702          E22/G02             F          119,900.00         ZZ
                                         360        119,801.72          1
                                       7.000            797.70         65
                                       6.750            797.70
    HOUSTON          TX   77040          1            02/28/02         00
    0413746579                           03           04/01/02          0
    0413746579                           O            03/01/32
    0


    8111982          E82/G02             F           98,100.00         ZZ
                                         360         98,025.36          1
                                       7.375            677.55         59
                                       7.125            677.55
    SHORELINE        WA   98155          2            02/28/02         00
    0400596763                           05           04/01/02          0
    0400596763                           N            03/01/32
    0


    8112024          K15/G02             F          199,900.00         ZZ
                                         360        199,900.00          2
                                       7.500          1,397.73         40
                                       7.250          1,397.73
    STATEN ISLAND    NY   10312          5            03/06/02         00
    0433787496                           05           05/01/02          0
    005005301794                         O            04/01/32
    0


    8114220          A06/G02             F          389,000.00         ZZ
                                         360        389,000.00          1
                                       7.625          2,753.32         80
                                       7.375          2,753.32
    BLOOMFIELD HILL  MI   48304          2            03/13/02         00
    0433807997                           05           05/01/02          0
    021000020201773                      O            04/01/32
    0


    8121124          W68/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.750            967.16         68
                                       7.500            967.16
    DALLAS           TX   75214          5            03/07/02         00
    0433782547                           05           05/01/02          0
    25029                                O            04/01/32
    0
1




    8125310          758/G02             F          300,700.00         ZZ
                                         360        300,700.00          1
                                       7.125          2,025.87         60
                                       6.875          2,025.87
    BELLAIRE         TX   77401          1            03/06/02         00
    0433794161                           05           05/01/02          0
    101624                               O            04/01/32
    0


    8127230          K39/G02             F          472,500.00         ZZ
                                         360        472,149.34          1
                                       7.500          3,303.79         75
                                       7.250          3,303.79
    SOLANA BEACH     CA   92075          5            03/09/02         00
    0433823143                           05           04/14/02          0
    507420498                            O            03/14/32
    0


    8128376          A21/G02             F          200,000.00         ZZ
                                         360        200,000.00          2
                                       7.250          1,364.36         80
                                       7.000          1,364.36
    BERGENFIELD      NJ   07621          5            03/15/02         00
    0433811999                           05           05/01/02          0
    7770000071                           O            04/01/32
    0


    8128468          M18/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.500            839.06         80
                                       7.250            839.06
    LONG BEACH       CA   90810          5            03/12/02         00
    0433851227                           05           05/01/02          0
    980101714                            O            04/01/32
    0


    8128922          967/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       7.375            690.68         35
                                       7.125            690.68
    HAILEY           ID   83333          5            03/07/02         00
    0433806726                           05           05/01/02          0
    8746711                              O            04/01/32
    0


    8129832          E23/G02             F          454,000.00         ZZ
                                         360        454,000.00          2
1


                                       7.250          3,097.08         73
                                       7.000          3,097.08
    LOS ANGELES      CA   90048          2            03/06/02         00
    0433822442                           05           05/01/02          0
    51011480                             O            04/01/32
    0


    8130804          Q73/G02             F           63,600.00         T
                                         360         63,600.00          1
                                       7.875            461.14         80
                                       7.625            461.14
    GULF SHORES      AL   36542          1            03/11/02         00
    0433826674                           01           05/01/02          0
    2915685                              O            04/01/32
    0


    8132026          944/G02             F          365,000.00         ZZ
                                         360        365,000.00          1
                                       7.250          2,489.95         84
                                       7.000          2,489.95
    CAMERON PARK     CA   95682          5            03/05/02         04
    0433777703                           05           05/01/02         12
    W01116793                            O            04/01/32
    0


    8133588          964/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
                                       7.875            551.05         70
                                       7.625            551.05
    CARSON CITY      NV   89701          2            03/06/02         00
    0433796091                           05           05/01/02          0
    184815                               N            04/01/32
    0


    8135870          964/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       7.750            548.06         75
                                       7.500            548.06
    LAS VEGAS        NV   89030          5            03/06/02         00
    0433789203                           05           05/01/02          0
    181011                               N            04/01/32
    0


    8136234          H58/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       7.000          2,474.93         80
                                       6.750          2,474.93
    ENCINITAS        CA   92024          5            03/08/02         00
    0433826351                           03           05/01/02          0
1


    0000082242                           O            04/01/32
    0


    8137488          B98/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.500          3,496.07         76
                                       7.250          3,496.07
    REDWOOD CITY     CA   94062          1            03/11/02         00
    0433816006                           05           05/01/02          0
    202026                               O            04/01/32
    0


    8138806          E22/G02             F          321,100.00         ZZ
                                         360        320,884.55          1
                                       8.000          2,356.12         95
                                       7.750          2,356.12
    ORANGEVALE       CA   95662          1            02/25/02         01
    0413464645                           05           04/01/02         35
    0413464645                           O            03/01/32
    0


    8138864          E22/G02             F          194,400.00         ZZ
                                         360        194,244.54          1
                                       7.125          1,309.71         80
                                       6.875          1,309.71
    MACOMB TOWNSHIP  MI   48044          1            03/01/02         00
    0413624073                           05           04/01/02          0
    0413624073                           O            03/01/32
    0


    8138866          E22/G02             F          256,000.00         ZZ
                                         360        255,810.01          3
                                       7.500          1,789.99         80
                                       7.250          1,789.99
    RANDOLPH         MA   02368          2            02/25/02         00
    0413626508                           05           04/01/02          0
    0413626508                           O            03/01/32
    0


    8138888          E22/G02             F          220,500.00         ZZ
                                         360        220,352.05          3
                                       8.000          1,617.95         90
                                       7.750          1,617.95
    NEW ORLEANS      LA   70116          1            02/28/02         01
    0413652645                           05           04/01/02         25
    0413652645                           N            03/01/32
    0


1


    8138890          E22/G02             F          350,000.00         ZZ
                                         360        349,740.25          1
                                       7.500          2,447.25         35
                                       7.250          2,447.25
    NEWPORT BEACH    CA   92660          1            02/21/02         00
    0413653544                           03           04/01/02          0
    0413653544                           O            03/01/32
    0


    8138900          E22/G02             F          251,920.00         ZZ
                                         360        251,728.31          1
                                       7.375          1,739.95         80
                                       7.125          1,739.95
    STOUGHTON        MA   02072          1            03/01/02         00
    0413660952                           05           04/01/02          0
    0413660952                           O            03/01/32
    0


    8138904          E22/G02             F           47,700.00         ZZ
                                         360         47,700.00          1
                                       8.250            358.35         90
                                       8.000            358.35
    ALBERTVILLE      AL   35950          5            02/25/02         01
    0413666447                           05           05/01/02         25
    0413666447                           O            04/01/32
    0


    8138906          E22/G02             F          152,910.00         ZZ
                                         360        152,802.07          1
                                       7.750          1,095.47         90
                                       7.500          1,095.47
    MORETOWN         VT   05676          1            03/01/02         04
    0413666629                           05           04/01/02         25
    0413666629                           O            03/01/32
    0


    8138908          E22/G02             F           85,700.00         ZZ
                                         360         85,631.46          1
                                       7.125            577.38         95
                                       6.875            577.38
    LAWTON           OK   73501          2            02/25/02         04
    0413666694                           05           04/01/02         30
    0413666694                           O            03/01/32
    0


    8138910          E22/G02             F          114,725.00         ZZ
                                         360        114,646.04          3
                                       7.875            831.84         65
                                       7.625            831.84
1


    YONKERS          NY   10701          5            03/01/02         00
    0413669326                           05           04/01/02          0
    0413669326                           N            03/01/32
    0


    8138912          E22/G02             F          477,600.00         ZZ
                                         360        477,600.00          1
                                       7.250          3,258.07         80
                                       7.000          3,258.07
    SOMIS            CA   93021          1            02/25/02         00
    0413670340                           05           05/01/02          0
    0413670340                           O            04/01/32
    0


    8138926          E22/G02             F          181,600.00         ZZ
                                         360        181,461.81          1
                                       7.375          1,254.27         80
                                       7.125          1,254.27
    DALLAS           TX   75238          1            03/01/02         00
    0413673450                           05           04/01/02          0
    0413673450                           O            03/01/32
    0


    8138928          E22/G02             F           72,000.00         ZZ
                                         360         71,782.55          1
                                       7.500            503.43         80
                                       7.250            503.43
    ACWORTH          GA   30101          1            03/01/02         00
    0413674771                           05           04/01/02          0
    0413674771                           N            03/01/32
    0


    8138940          E22/G02             F           80,000.00         ZZ
                                         360         79,937.59          1
                                       7.250            545.74         27
                                       7.000            545.74
    FORT WORTH       TX   76108          5            02/25/02         00
    0413684713                           05           04/01/02          0
    0413684713                           O            03/01/32
    0


    8138942          E22/G02             F          198,000.00         ZZ
                                         360        197,841.67          1
                                       7.125          1,333.96         72
                                       6.875          1,333.96
    ROSEVILLE        CA   95747          2            02/25/02         00
    0413685363                           05           04/01/02          0
    0413685363                           O            03/01/32
    0
1




    8138950          E22/G02             F          103,200.00         ZZ
                                         360        103,125.31          1
                                       7.625            730.44         80
                                       7.375            730.44
    LEBANON          IL   62254          5            02/25/02         00
    0413695420                           05           04/01/02          0
    0413695420                           O            03/01/32
    0


    8138958          E22/G02             F          285,000.00         ZZ
                                         360        284,777.68          1
                                       7.250          1,944.20         76
                                       7.000          1,944.20
    SANTA CLARA      CA   95051          5            02/22/02         00
    0413702143                           05           04/01/02          0
    0413702143                           O            03/01/32
    0


    8138964          E22/G02             F          182,400.00         ZZ
                                         360        182,264.63          2
                                       7.500          1,275.37         80
                                       7.250          1,275.37
    SOUTH LAKE TAHO  CA   96150          1            02/20/02         00
    0413707357                           05           04/01/02          0
    0413707357                           N            03/01/32
    0


    8138982          E22/G02             F          103,900.00         ZZ
                                         360        103,828.49          1
                                       7.875            753.35         80
                                       7.625            753.35
    NORTH LAS VEGAS  NV   89031          1            02/26/02         00
    0413721614                           05           04/01/02          0
    0413721614                           N            03/01/32
    0


    8138984          E22/G02             F          135,000.00         ZZ
                                         360        134,911.69          1
                                       8.125          1,002.37         90
                                       7.875          1,002.37
    HARTLY           DE   19953          2            02/25/02         01
    0413723164                           05           04/01/02         30
    0413723164                           O            03/01/32
    0


    8138992          E22/G02             F          108,000.00         ZZ
                                         360        107,925.68          2
1


                                       7.875            783.07         80
                                       7.625            783.07
    SAN ANTONIO      TX   78216          5            03/01/02         00
    0413726282                           05           04/01/02          0
    0413726282                           N            03/01/32
    0


    8139002          E22/G02             F          400,000.00         ZZ
                                         360        399,680.13          1
                                       7.125          2,694.87         80
                                       6.875          2,694.87
    FAIR OAKS RANCH  TX   78015          2            02/28/02         00
    0413733189                           05           04/01/02          0
    0413733189                           O            03/01/32
    0


    8139006          E22/G02             F          256,500.00         ZZ
                                         360        256,327.89          1
                                       8.000          1,882.11         90
                                       7.750          1,882.11
    MACOMB TOWNSHIP  MI   48042          1            03/01/02         11
    0413734237                           05           04/01/02         25
    0413734237                           O            03/01/32
    0


    8139014          E22/G02             F          115,100.00         ZZ
                                         360        115,026.60          1
                                       8.250            864.71         90
                                       8.000            864.71
    DOUGLASVILLE     GA   30135          1            03/01/02         01
    0413737271                           05           04/01/02         30
    0413737271                           O            03/01/32
    0


    8139022          E22/G02             F          198,900.00         ZZ
                                         360        198,744.84          2
                                       7.250          1,356.85         65
                                       7.000          1,356.85
    RANDOLPH         MA   02368          2            03/01/02         00
    0413738717                           05           04/01/02          0
    0413738717                           N            03/01/32
    0


    8139026          E22/G02             F           28,800.00         ZZ
                                         360         28,781.64          1
                                       8.250            216.36         80
                                       8.000            216.36
    SAINT LOUIS      MO   63114          1            03/01/02         00
    0413742891                           05           04/01/02          0
1


    0413742891                           N            03/01/32
    0


    8139032          E22/G02             F           59,400.00         ZZ
                                         360         59,362.13          2
                                       8.250            446.25         85
                                       8.000            446.25
    INDEPENDENCE     MO   64055          1            02/28/02         04
    0413746207                           05           04/01/02         20
    0413746207                           N            03/01/32
    0


    8139040          E22/G02             F           61,500.00         ZZ
                                         360         61,454.36          4
                                       7.500            430.02         80
                                       7.250            430.02
    GREAT FALLS      MT   59404          1            03/01/02         00
    0413749722                           05           04/01/02          0
    0413749722                           N            03/01/32
    0


    8139050          E22/G02             F           72,000.00         ZZ
                                         360         71,942.42          1
                                       7.125            485.08         57
                                       6.875            485.08
    BOULDER          CO   80303          1            03/01/02         00
    0413767047                           01           04/01/02          0
    0413767047                           N            03/01/32
    0


    8139462          P34/G02             F          162,400.00         ZZ
                                         360        162,400.00          1
                                       7.750          1,163.46         80
                                       7.500          1,163.46
    GLOCESTER        RI   02829          5            03/08/02         00
    0433876653                           05           05/01/02          0
    61880                                O            04/01/32
    0


    8142544          Q30/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       7.250            873.19         80
                                       7.000            873.19
    BRISTOL          CT   06010          5            03/06/02         00
    0433817533                           05           05/01/02          0
    20100036                             O            04/01/32
    0


1


    8143984          E82/G02             F          110,250.00         ZZ
                                         360        110,161.84          1
                                       7.125            742.77         83
                                       6.875            742.77
    MONTGOMERY       TX   77356          2            02/28/02         04
    0400579868                           03           04/01/02         12
    0400579868                           O            03/01/32
    0


    8145498          F96/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       8.250          1,014.21         90
                                       8.000          1,014.21
    JERSEY CITY      NJ   07307          1            03/11/02         12
    0433810132                           05           05/01/02         25
    0107621                              N            04/01/32
    0


    8154204          N47/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       7.250            927.76         57
                                       7.000            927.76
    ESCONDIDO        CA   92026          2            03/06/02         00
    0433852878                           05           05/01/02          0
    30120518                             N            04/01/32
    0


    8154564          196/G02             F           26,550.00         ZZ
                                         360         26,516.00          1
                                       8.250            199.47         90
                                       8.000            199.47
    ALEXANDRIA       IN   46001          1            02/01/02         10
    0433814902                           05           03/01/02         25
    1313826                              N            02/01/32
    0


    8154566          196/G02             F           86,000.00         ZZ
                                         360         85,871.94          2
                                       7.500            601.33         80
                                       7.250            601.33
    SAN ANTONIO      TX   78216          1            01/17/02         00
    0433814753                           05           03/01/02          0
    1314318                              N            02/01/32
    0


    8154568          196/G02             F           86,000.00         ZZ
                                         360         85,871.94          2
                                       7.500            601.33         80
                                       7.250            601.33
1


    SAN ANTONIO      TX   78216          1            01/17/02         00
    0433814779                           05           03/01/02          0
    1314319                              N            02/01/32
    0


    8154570          196/G02             F          100,000.00         ZZ
                                         360         99,854.78          1
                                       7.625            707.80         71
                                       7.375            707.80
    JOHNSTON         RI   02919          1            01/30/02         00
    0433814928                           05           03/01/02          0
    1314460                              O            02/01/32
    0


    8154572          196/G02             F          120,000.00         ZZ
                                         360        119,821.32          1
                                       7.500            839.06         64
                                       7.250            839.06
    MORONGO VALLEY   CA   92256          2            01/22/02         00
    0433814498                           05           03/01/02          0
    1314668                              O            02/01/32
    0


    8154574          196/G02             F          217,500.00         ZZ
                                         360        217,334.50          1
                                       7.375          1,502.22         90
                                       7.125          1,502.22
    AQUEBOGUE        NY   11931          1            02/06/02         11
    0433814241                           05           04/01/02         25
    1314866                              O            03/01/32
    0


    8154576          196/G02             F           64,000.00         ZZ
                                         360         63,904.70          2
                                       7.500            447.50         80
                                       7.250            447.50
    SAN ANTONIO      TX   78250          1            01/24/02         00
    0433814795                           05           03/01/02          0
    1315004                              N            02/01/32
    0


    8154578          196/G02             F           94,500.00         ZZ
                                         360         94,344.61          2
                                       7.000            628.72         90
                                       6.750            628.72
    VISALIA          CA   93292          1            01/31/02         10
    0433815388                           05           03/01/02         25
    1315511                              N            02/01/32
    0
1




    8154580          196/G02             F          135,000.00         ZZ
                                         360        134,907.09          1
                                       7.875            978.85         69
                                       7.625            978.85
    CHESTER          CT   06412          1            02/04/02         00
    0433814456                           05           04/01/02          0
    1444616                              O            03/01/32
    0


    8154582          196/G02             F           89,500.00         ZZ
                                         360         89,279.16          1
                                       8.000            656.72         65
                                       7.750            656.72
    REVA             VA   22735          4            01/15/02         00
    0433816212                           05           03/01/02          0
    1444839                              O            02/01/32
    0


    8154588          196/G02             F          340,000.00         ZZ
                                         360        339,454.59          1
                                       7.125          2,290.65         50
                                       6.875          2,290.65
    SEATTLE          WA   98117          5            01/15/02         00
    0433814142                           05           03/01/02          0
    1466447                              O            02/01/32
    0


    8154592          196/G02             F          183,000.00         ZZ
                                         360        182,720.64          1
                                       7.375          1,263.94         77
                                       7.125          1,263.94
    IRVINE           CA   92620          2            01/11/02         00
    0433814381                           01           03/01/02          0
    1473495                              O            02/01/32
    0


    8154594          196/G02             F          531,200.00         ZZ
                                         360        530,389.11          1
                                       7.375          3,668.87         80
                                       7.125          3,668.87
    RANCHO PALOS VE  CA   90275          5            01/14/02         00
    0433814373                           05           03/01/02          0
    1475383                              O            02/01/32
    0


    8154596          196/G02             F          347,000.00         ZZ
                                         360        346,483.33          2
1


                                       7.500          2,426.28         79
                                       7.250          2,426.28
    PASADENA         CA   91104          2            01/15/02         00
    0433814704                           05           03/01/02          0
    1475706                              O            02/01/32
    0


    8154598          196/G02             F          147,000.00         ZZ
                                         360        146,764.18          1
                                       7.125            990.37         47
                                       6.875            990.37
    ORANGE           CA   92867          5            01/16/02         00
    0433814431                           05           03/01/02          0
    1476058                              O            02/01/32
    0


    8154600          196/G02             F          289,750.00         ZZ
                                         360        289,339.66          1
                                       7.750          2,075.81         95
                                       7.500          2,075.81
    MISSION VIEJO    CA   92691          1            01/28/02         10
    0433814399                           03           03/01/02         30
    1477116                              O            02/01/32
    0


    8154602          196/G02             F          132,000.00         ZZ
                                         360        131,803.45          1
                                       7.500            922.97         77
                                       7.250            922.97
    EAGAN            MN   55122          2            01/30/02         00
    0433814324                           03           03/01/02          0
    1477278                              O            02/01/32
    0


    8154604          196/G02             F          495,000.00         ZZ
                                         360        494,281.19          1
                                       7.625          3,503.58         80
                                       7.375          3,503.58
    SAN DIEGO        CA   92131          2            01/10/02         00
    0433815404                           05           03/01/02          0
    1479016                              O            02/01/32
    0


    8154606          196/G02             F          178,000.00         ZZ
                                         360        177,728.27          1
                                       7.375          1,229.41         79
                                       7.125          1,229.41
    PORTLAND         OR   97229          2            01/23/02         00
    0433814308                           05           03/01/02          0
1


    1479768                              O            02/01/32
    0


    8154608          196/G02             F          196,000.00         ZZ
                                         360        195,715.38          1
                                       7.625          1,387.28        100
                                       7.375          1,387.28
    RICHFIELD        MN   55423          1            02/01/02         11
    0433814811                           05           03/01/02         35
    1480375                              O            02/01/32
    0


    8154610          196/G02             F          119,100.00         ZZ
                                         360        118,929.19          1
                                       8.375            905.25         73
                                       8.125            905.25
    JUPITER          FL   33467          1            01/17/02         00
    0433814282                           05           03/01/02          0
    1480387                              O            02/01/32
    0


    8154612          196/G02             F          253,000.00         ZZ
                                         360        252,584.01          1
                                       7.000          1,683.22         80
                                       6.750          1,683.22
    SNOHOMISH        WA   98296          2            01/30/02         00
    0433814761                           05           03/01/02          0
    1481288                              O            02/01/32
    0


    8154614          196/G02             F           47,200.00         ZZ
                                         360         47,136.45          1
                                       8.000            346.34         80
                                       7.750            346.34
    KILLEEN          TX   76549          1            01/28/02         00
    0433815214                           05           03/01/02          0
    1482829                              O            02/01/32
    0


    8154616          196/G02             F          273,000.00         ZZ
                                         360        272,613.38          1
                                       7.750          1,955.81         69
                                       7.500          1,955.81
    POCASSET         MA   02559          2            01/23/02         00
    0433814654                           05           03/01/02          0
    1483187                              O            02/01/32
    0


1


    8154618          196/G02             F          500,000.00         ZZ
                                         360        499,309.54          1
                                       7.875          3,625.35         77
                                       7.625          3,625.35
    LOS ANGELES      CA   90005          5            01/10/02         00
    0433814365                           05           03/01/02          0
    1483455                              O            02/01/32
    0


    8154622          196/G02             F          163,800.00         ZZ
                                         360        163,556.10          2
                                       7.500          1,145.32         90
                                       7.250          1,145.32
    SAN MARCOS       TX   78666          1            01/16/02         10
    0433814837                           05           03/01/02         25
    1483685                              N            02/01/32
    0


    8154624          196/G02             F          123,250.00         ZZ
                                         360        123,061.85          1
                                       7.375            851.26         85
                                       7.125            851.26
    WHITTIER         CA   90604          5            01/09/02         10
    0433814126                           01           03/01/02         25
    1485269                              O            02/01/32
    0


    8154626          196/G02             F          337,500.00         ZZ
                                         360        337,068.08          1
                                       8.250          2,535.53         75
                                       8.000          2,535.53
    ARCADIA          CA   91006          5            01/15/02         00
    0433814357                           05           03/01/02          0
    1485461                              N            02/01/32
    0


    8154628          196/G02             F          207,900.00         ZZ
                                         360        207,627.08          1
                                       8.125          1,543.66         90
                                       7.875          1,543.66
    STAMFORD         CT   06902          1            01/31/02         04
    0433814159                           05           03/01/02         25
    1485496                              O            02/01/32
    0


    8154630          196/G02             F          197,000.00         ZZ
                                         360        196,610.78          1
                                       7.125          1,327.23         54
                                       6.875          1,327.23
1


    TEWKSBURY        MA   01876          2            01/11/02         00
    0433814191                           05           03/01/02          0
    1485744                              O            02/01/32
    0


    8154632          196/G02             F          161,700.00         ZZ
                                         360        161,349.45          1
                                       7.250          1,103.08         70
                                       7.000          1,103.08
    LYNN             MA   01905          5            01/17/02         00
    0433814183                           05           03/01/02          0
    1485757                              N            02/01/32
    0


    8154634          196/G02             F          217,000.00         ZZ
                                         360        216,540.01          2
                                       7.250          1,480.33         72
                                       7.000          1,480.33
    STONEHAM         MA   02180          5            01/17/02         00
    0433814175                           05           03/01/02          0
    1485762                              N            02/01/32
    0


    8154636          196/G02             F          199,200.00         ZZ
                                         360        198,880.45          1
                                       7.125          1,342.05         80
                                       6.875          1,342.05
    ST CLOUD         FL   34771          1            01/15/02         00
    0433815461                           05           03/01/02          0
    1486046                              O            02/01/32
    0


    8154640          196/G02             F           65,000.00         ZZ
                                         360         64,895.73          1
                                       7.125            437.92         84
                                       6.875            437.92
    MARIPOSA         CA   95338          2            01/21/02         11
    0433814977                           05           03/01/02         12
    1486608                              O            02/01/32
    0


    8154644          196/G02             F          123,400.00         ZZ
                                         360        123,229.59          1
                                       7.875            894.74         83
                                       7.625            894.74
    RIALTO           CA   92376          2            01/23/02         10
    0433815230                           05           03/01/02         12
    1487129                              O            02/01/32
    0
1




    8154646          196/G02             F           44,100.00         ZZ
                                         360         44,042.09          1
                                       8.125            327.45         90
                                       7.875            327.45
    SAGINAW          MI   48602          1            01/14/02         10
    0433815297                           05           03/01/02         30
    1487252                              N            02/01/32
    0


    8154648          196/G02             F           70,400.00         ZZ
                                         360         70,302.78          1
                                       7.875            510.45         79
                                       7.625            510.45
    TAYLOR           TX   76574          2            01/11/02         00
    0433814233                           05           03/01/02          0
    1487865                              N            02/01/32
    0


    8154650          196/G02             F           54,350.00         ZZ
                                         360         54,274.94          1
                                       7.875            394.08         68
                                       7.625            394.08
    TAYLOR           TX   76574          2            01/11/02         00
    0433814225                           05           03/01/02          0
    1487872                              N            02/01/32
    0


    8154652          196/G02             F           61,500.00         ZZ
                                         360         61,419.26          1
                                       8.125            456.64         75
                                       7.875            456.64
    TAYLOR           TX   76574          2            01/14/02         00
    0433814217                           05           03/01/02          0
    1487874                              N            02/01/32
    0


    8154654          196/G02             F          123,500.00         ZZ
                                         360        123,316.10          1
                                       7.500            863.54         79
                                       7.250            863.54
    COVINGTON        GA   30016          2            01/17/02         00
    0433814340                           05           03/01/02          0
    1487991                              O            02/01/32
    0


    8154656          196/G02             F          148,950.00         ZZ
                                         360        148,728.21          2
1


                                       7.500          1,041.49         90
                                       7.250          1,041.49
    IRVINGTON        NJ   07111          5            01/25/02         10
    0433818259                           05           03/01/02         25
    1488013                              O            02/01/32
    0


    8154662          196/G02             F          448,000.00         ZZ
                                         360        447,381.34          1
                                       7.875          3,248.32         80
                                       7.625          3,248.32
    AGOURA HILLS     CA   91301          5            01/14/02         00
    0433814415                           05           03/01/02          0
    1488679                              O            02/01/32
    0


    8154664          196/G02             F          173,600.00         ZZ
                                         360        173,372.11          1
                                       8.125          1,288.98         80
                                       7.875          1,288.98
    RIALTO           CA   92377          5            01/09/02         00
    0433815222                           05           03/01/02          0
    1488949                              O            02/01/32
    0


    8154668          196/G02             F          175,900.00         ZZ
                                         360        175,657.09          1
                                       7.875          1,275.40         80
                                       7.625          1,275.40
    LAGUNA HILLS     CA   92653          1            01/29/02         00
    0433814852                           01           03/01/02          0
    1489278                              O            02/01/32
    0


    8154670          196/G02             F          176,000.00         ZZ
                                         360        175,768.96          2
                                       8.125          1,306.80         80
                                       7.875          1,306.80
    SAN ANTONIO      TX   78212          1            01/14/02         00
    0433814167                           05           03/01/02          0
    1489408                              N            02/01/32
    0


    8154672          196/G02             F          314,000.00         ZZ
                                         360        313,508.60          1
                                       7.250          2,142.04         80
                                       7.000          2,142.04
    ROWLAND HEIGHTS  CA   91748          1            01/23/02         00
    0433814993                           03           03/01/02          0
1


    1489436                              O            02/01/32
    0


    8154674          196/G02             F           55,000.00         ZZ
                                         360         54,924.05          1
                                       7.875            398.79         43
                                       7.625            398.79
    COLUMBUS         OH   43204          5            01/11/02         00
    0433814290                           05           03/01/02          0
    1489487                              O            02/01/32
    0


    8154682          196/G02             F           80,000.00         ZZ
                                         360         79,874.79          1
                                       7.250            545.75         46
                                       7.000            545.75
    CHANDLER         AZ   85225          2            01/17/02         00
    0433814464                           05           03/01/02          0
    1490215                              O            02/01/32
    0


    8154684          196/G02             F           90,000.00         ZZ
                                         360         89,865.98          1
                                       7.500            629.30         82
                                       7.250            629.30
    BAKERSFIELD      CA   93313          5            01/15/02         10
    0433814878                           05           03/01/02         12
    1490350                              O            02/01/32
    0


    8154686          196/G02             F          355,000.00         ZZ
                                         360        354,444.45          1
                                       7.250          2,421.73         80
                                       7.000          2,421.73
    COTO DE CAZA (A  CA   92679          1            01/14/02         00
    0433814209                           03           03/01/02          0
    1490488                              O            02/01/32
    0


    8154688          196/G02             F           53,600.00         ZZ
                                         360         53,525.98          1
                                       7.875            388.64         80
                                       7.625            388.64
    WINTER GARDEN    FL   34787          1            01/16/02         00
    0433814449                           05           03/01/02          0
    1490564                              N            02/01/32
    0


1


    8154690          196/G02             F          312,550.00         ZZ
                                         360        312,118.39          1
                                       7.875          2,266.21         95
                                       7.625          2,266.21
    LOS ANGELES      CA   90038          1            01/16/02         11
    0433814969                           05           03/01/02         30
    1490700                              O            02/01/32
    0


    8154694          196/G02             F          100,100.00         ZZ
                                         360         99,961.75          1
                                       7.875            725.80         72
                                       7.625            725.80
    PUNTA GORDA      FL   33955          5            01/17/02         00
    0433815198                           05           03/01/02          0
    1490814                              O            02/01/32
    0


    8154696          196/G02             F          229,500.00         ZZ
                                         360        229,183.07          2
                                       7.875          1,664.04         90
                                       7.625          1,664.04
    WORCESTER        MA   01608          1            01/18/02         01
    0433815008                           05           03/01/02         25
    1491024                              N            02/01/32
    0


    8154700          196/G02             F          154,700.00         ZZ
                                         360        154,469.66          1
                                       7.500          1,081.69         90
                                       7.250          1,081.69
    FONTANA          CA   92336          1            01/11/02         10
    0433818333                           05           03/01/02         25
    1491697                              O            02/01/32
    0


    8154702          196/G02             F          193,500.00         ZZ
                                         360        193,252.35          2
                                       8.250          1,453.71         90
                                       8.000          1,453.71
    MINNEAPOLIS      MN   55407          1            02/07/02         10
    0433815420                           05           03/01/02         25
    1491956                              N            02/01/32
    0


    8154704          196/G02             F           82,800.00         ZZ
                                         360         82,676.72          1
                                       7.500            578.95         90
                                       7.250            578.95
1


    SAVANNAH         GA   31406          1            01/31/02         14
    0433818275                           05           03/01/02         25
    1492078                              O            02/01/32
    0


    8154706          196/G02             F          376,000.00         ZZ
                                         360        375,453.99          1
                                       7.625          2,661.31         80
                                       7.375          2,661.31
    MISSION VIEJO    CA   92692          5            01/18/02         00
    0433815370                           03           03/01/02          0
    1492090                              O            02/01/32
    0


    8154708          196/G02             F          117,000.00         ZZ
                                         360        116,854.03          2
                                       8.375            889.29         90
                                       8.125            889.29
    BRIDGEPORT       CT   06608          1            02/06/02         01
    0433814951                           05           03/01/02         25
    1492161                              N            02/01/32
    0


    8154710          196/G02             F          130,000.00         ZZ
                                         360        129,796.56          1
                                       7.250            886.83         57
                                       7.000            886.83
    ALTADENA (AREA)  CA   91001          5            01/16/02         00
    0433814506                           05           03/01/02          0
    1492287                              O            02/01/32
    0


    8154712          196/G02             F          107,500.00         ZZ
                                         360        107,343.89          1
                                       7.625            760.88         58
                                       7.375            760.88
    SALEM            OR   97304          5            01/21/02         00
    0433815107                           05           03/01/02          0
    1492320                              O            02/01/32
    0


    8154714          196/G02             F          208,000.00         ZZ
                                         360        207,674.50          1
                                       7.250          1,418.93         80
                                       7.000          1,418.93
    LAKE ARROWHEAD   CA   92352          5            01/18/02         00
    0433815438                           05           03/01/02          0
    1492364                              O            02/01/32
    0
1




    8154716          196/G02             F           87,200.00         ZZ
                                         360         87,070.16          1
                                       7.500            609.72         80
                                       7.250            609.72
    TWAIN HARTE      CA   95383          1            01/10/02         00
    0433815248                           05           03/01/02          0
    1492472                              O            02/01/32
    0


    8154718          196/G02             F          280,000.00         ZZ
                                         360        279,593.39          2
                                       7.625          1,981.83         80
                                       7.375          1,981.83
    LONG BEACH       CA   90804          1            01/17/02         00
    0433814407                           05           03/01/02          0
    1492484                              N            02/01/32
    0


    8154724          196/G02             F          190,000.00         ZZ
                                         360        189,756.85          1
                                       8.250          1,427.41         74
                                       8.000          1,427.41
    YORK             ME   03909          1            01/30/02         00
    0433814316                           05           03/01/02          0
    1492915                              O            02/01/32
    0


    8154726          196/G02             F          352,000.00         ZZ
                                         360        351,449.14          1
                                       7.250          2,401.27         80
                                       7.000          2,401.27
    SAN JOSE         CA   95118          1            01/15/02         00
    0433816600                           05           03/01/02          0
    1492926                              O            02/01/32
    0


    8154730          196/G02             F          314,000.00         ZZ
                                         360        313,544.01          1
                                       7.625          2,222.48         79
                                       7.375          2,222.48
    OCEANSIDE        CA   92054          2            01/29/02         00
    0433814662                           05           03/01/02          0
    1493959                              N            02/01/32
    0


    8154736          196/G02             F          341,250.00         ZZ
                                         360        340,729.08          1
1


                                       7.375          2,356.93         65
                                       7.125          2,356.93
    SAN JOSE         CA   95136          1            01/22/02         00
    0433814134                           05           03/01/02          0
    1494725                              O            02/01/32
    0


    8154738          196/G02             F          154,000.00         ZZ
                                         360        153,882.82          2
                                       7.375          1,063.64         70
                                       7.125          1,063.64
    NATIONAL CITY    CA   91950          1            02/04/02         00
    0433814332                           05           04/01/02          0
    1494748                              N            03/01/32
    0


    8154742          196/G02             F          138,560.00         ZZ
                                         360        138,170.07          1
                                       8.250          1,040.96         80
                                       8.000          1,040.96
    BLAINE           MN   55434          1            01/24/02         00
    0433814266                           05           03/01/02          0
    1495124                              N            02/01/32
    0


    8154744          196/G02             F          120,000.00         ZZ
                                         360        119,910.94          1
                                       7.500            839.06         80
                                       7.250            839.06
    CRESTLINE        CA   92325          5            02/05/02         00
    0433814886                           05           04/01/02          0
    1495270                              O            03/01/32
    0


    8154746          196/G02             F          188,100.00         ZZ
                                         360        187,976.95          2
                                       8.125          1,396.64         95
                                       7.875          1,396.64
    LOS ANGELES      CA   90011          5            02/01/02         11
    0433814910                           05           04/01/02         30
    1495510                              O            03/01/32
    0


    8154750          196/G02             F          368,000.00         ZZ
                                         360        367,746.74          1
                                       7.875          2,668.26         80
                                       7.625          2,668.26
    OAKLEY           CA   94561          1            02/01/02         00
    0433815487                           05           04/01/02          0
1


    1496295                              O            03/01/32
    0


    8154752          196/G02             F           26,000.00         ZZ
                                         360         25,983.84          1
                                       8.375            197.62         80
                                       8.125            197.62
    WEBSTER          TX   77598          1            02/01/02         00
    0433814472                           01           04/01/02          0
    1496397                              N            03/01/32
    0


    8154754          196/G02             F           26,000.00         ZZ
                                         360         25,983.84          1
                                       8.375            197.62         80
                                       8.125            197.62
    WEBSTER          TX   77598          1            02/01/02         00
    0433814480                           01           04/01/02          0
    1496404                              N            03/01/32
    0


    8154756          196/G02             F          134,900.00         ZZ
                                         360        134,813.98          1
                                       8.250          1,013.46         95
                                       8.000          1,013.46
    STOW             OH   44224          5            02/06/02         10
    0433815362                           05           04/01/02         35
    1496468                              O            03/01/32
    0


    8154758          196/G02             F          110,000.00         ZZ
                                         360        109,844.22          1
                                       7.750            788.06         79
                                       7.500            788.06
    MODESTO          CA   95358          1            01/30/02         00
    0433814258                           05           03/01/02          0
    1496541                              N            02/01/32
    0


    8154806          420/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       7.125          1,616.92         39
                                       6.875          1,616.92
    SAN RAFAEL       CA   94903          2            03/08/02         00
    0433826294                           05           05/01/02          0
    72000508                             O            04/01/32
    0


1


    8155860          U05/G02             F          133,950.00         ZZ
                                         360        133,950.00          1
                                       7.875            971.23         95
                                       7.625            971.23
    GILBERT          AZ   85233          5            03/08/02         10
    0433789245                           03           05/01/02         30
    3213961                              O            04/01/32
    0


    8156008          F89/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       7.375          1,519.49         58
                                       7.125          1,519.49
    LAS VEGAS        NV   89123          5            03/14/02         00
    0433869237                           05           05/01/02          0
    21018134                             O            04/01/32
    0


    8160378          F96/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       8.250          1,014.21         90
                                       8.000          1,014.21
    CITY OF JERSEY   NJ   07307          1            03/12/02         12
    0433812203                           05           05/01/02         25
    0107620                              N            04/01/32
    0


    8162396          G34/G02             F          142,450.00         ZZ
                                         360        142,450.00          4
                                       8.125          1,057.69         90
                                       7.875          1,057.69
    LAS VEGAS        NV   89101          1            03/01/02         01
    0433819950                           05           05/01/02         25
    2013919                              N            04/01/32
    0


    8162450          253/253             F          532,000.00         ZZ
                                         360        532,000.00          1
                                       7.750          3,811.32         80
                                       7.500          3,811.32
    SOUTHLAKE        TX   76092          1            03/08/02         00
    995851                               09           05/01/02          0
    995851                               O            04/01/32
    0


    8164010          U05/G02             F          182,800.00         ZZ
                                         360        182,800.00          1
                                       7.250          1,247.02         80
                                       7.000          1,247.02
1


    MARION           IN   46952          5            03/14/02         00
    0433839990                           05           05/01/02          0
    3214843                              O            04/01/32
    0


    8166808          H58/G02             F          298,000.00         ZZ
                                         360        298,000.00          1
                                       7.250          2,032.89         77
                                       7.000          2,032.89
    EL CAJON         CA   92020          2            03/06/02         00
    0433820412                           05           05/01/02          0
    000090804                            O            04/01/32
    0


    8167116          700/G02             F          165,000.00         ZZ
                                         360        164,871.29          1
                                       7.250          1,125.59         77
                                       7.000          1,125.59
    GARDEN GROVE     CA   92840          5            02/08/02         00
    0433808748                           05           04/01/02          0
    00265057                             O            03/01/32
    0


    8170758          E22/G02             F          185,250.00         ZZ
                                         360        185,250.00          1
                                       8.375          1,408.03         95
                                       8.125          1,408.03
    PRATTVILLE       AL   36067          1            03/04/02         10
    0413191123                           05           05/01/02         35
    0413191123                           O            04/01/32
    0


    8170778          E22/G02             F          196,000.00         ZZ
                                         360        195,847.10          1
                                       7.250          1,337.07         80
                                       7.000          1,337.07
    LAKE ELSINORE    CA   92532          2            02/15/02         00
    0413521279                           05           04/01/02          0
    0413521279                           O            03/01/32
    0


    8170804          E22/G02             F          112,100.00         ZZ
                                         360        112,028.52          1
                                       8.250            842.17         95
                                       8.000            842.17
    GAUTIER          MS   39553          5            02/26/02         04
    0413553694                           05           04/01/02         30
    0413553694                           O            03/01/32
    0
1




    8170832          E22/G02             F          350,000.00         ZZ
                                         360        349,726.96          1
                                       7.250          2,387.62         62
                                       7.000          2,387.62
    CARLSBAD         CA   92008          5            02/19/02         00
    0413613837                           05           04/01/02          0
    0413613837                           O            03/01/32
    0


    8170842          E22/G02             F          127,920.00         ZZ
                                         360        127,820.21          1
                                       7.250            872.64         80
                                       7.000            872.64
    OLPYMPIA         WA   98501          1            02/21/02         00
    0413619156                           03           04/01/02          0
    0413619156                           O            03/01/32
    0


    8170846          E22/G02             F          113,250.00         ZZ
                                         360        113,172.06          1
                                       7.875            821.14         75
                                       7.625            821.14
    RICHARDSON       TX   75082          5            02/26/02         00
    0413623992                           05           04/01/02          0
    0413623992                           O            03/01/32
    0


    8170852          E22/G02             F           99,000.00         ZZ
                                         360         98,926.53          1
                                       7.500            692.22         60
                                       7.250            692.22
    SALT LAKE CITY   UT   84124          2            02/22/02         00
    0413629338                           05           04/01/02          0
    0413629338                           N            03/01/32
    0


    8170862          E22/G02             F          226,530.00         ZZ
                                         360        226,396.25          4
                                       8.625          1,761.93         90
                                       8.375          1,761.93
    AUSTIN           TX   78759          1            02/27/02         04
    0413635491                           05           04/01/02         25
    0413635491                           N            03/01/32
    0


    8170864          E22/G02             F          243,500.00         ZZ
                                         360        243,310.05          1
1


                                       7.250          1,661.10         87
                                       7.000          1,661.10
    RARITAN TOWNSHI  NJ   08822          2            02/26/02         04
    0413636291                           05           04/01/02         25
    0413636291                           O            03/01/32
    0


    8170866          E22/G02             F          226,530.00         ZZ
                                         360        226,396.25          4
                                       8.625          1,761.93         90
                                       8.375          1,761.93
    AUSTIN           TX   78759          1            02/27/02         04
    0413638636                           05           04/01/02         25
    0413638636                           N            03/01/32
    0


    8170888          E22/G02             F           73,600.00         ZZ
                                         360         73,545.38          1
                                       7.500            514.62         80
                                       7.250            514.62
    DAYTON           OH   45439          2            02/27/02         00
    0413654880                           05           04/01/02          0
    0413654880                           O            03/01/32
    0


    8170918          E22/G02             F          126,000.00         ZZ
                                         360        125,911.07          1
                                       7.750            902.68         90
                                       7.500            902.68
    BATTLE CREEK     MI   49017          1            03/04/02         01
    0413667965                           05           04/01/02         25
    0413667965                           N            03/01/32
    0


    8170920          E22/G02             F           78,400.00         ZZ
                                         360         78,341.82          1
                                       7.500            548.18         80
                                       7.250            548.18
    PASADENA         TX   77502          5            02/25/02         00
    0413670522                           05           04/01/02          0
    0413670522                           O            03/01/32
    0


    8170930          E22/G02             F          140,000.00         ZZ
                                         360        139,766.67          1
                                       7.000            931.42         80
                                       6.750            931.42
    LEWISVILLE       TX   75067          2            02/26/02         00
    0413673658                           05           04/01/02          0
1


    0413673658                           O            03/01/32
    0


    8170938          E22/G02             F           55,200.00         ZZ
                                         360         55,165.69          1
                                       8.375            419.56         85
                                       8.125            419.56
    ANNISTON         AL   36206          5            02/26/02         01
    0413676933                           05           04/01/02         12
    0413676933                           O            03/01/32
    0


    8170962          E22/G02             F          174,000.00         ZZ
                                         360        173,867.60          1
                                       7.375          1,201.77         62
                                       7.125          1,201.77
    FRIENDSWOOD      TX   77546          5            02/26/02         00
    0413694498                           03           04/01/02          0
    0413694498                           O            03/01/32
    0


    8170964          E22/G02             F          152,000.00         ZZ
                                         360        151,895.39          1
                                       7.875          1,102.11         93
                                       7.625          1,102.11
    WINDER           GA   30680          5            02/27/02         01
    0413695826                           05           04/01/02         30
    0413695826                           O            03/01/32
    0


    8170976          E22/G02             F           63,000.00         ZZ
                                         360         62,952.06          1
                                       7.375            435.13         80
                                       7.125            435.13
    MOLINE           IL   61265          5            02/26/02         00
    0413704081                           05           04/01/02          0
    0413704081                           O            03/01/32
    0


    8170990          E22/G02             F           61,500.00         ZZ
                                         360         61,454.36          1
                                       7.500            430.02         78
                                       7.250            430.02
    SAGINAW          MI   48604          5            02/26/02         00
    0413707910                           05           04/01/02          0
    0413707910                           O            03/01/32
    0


1


    8170996          E22/G02             F          128,800.00         ZZ
                                         360        128,694.42          1
                                       7.000            856.91         99
                                       6.750            856.91
    GALLOWAY         OH   43119          2            02/26/02         01
    0413710260                           05           04/01/02         35
    0413710260                           O            03/01/32
    0


    8171008          E22/G02             F           90,800.00         ZZ
                                         360         90,729.16          1
                                       7.250            619.42         77
                                       7.000            619.42
    SPRINGVILLE      AL   35146          2            02/27/02         00
    0413715467                           05           04/01/02          0
    0413715467                           O            03/01/32
    0


    8171010          E22/G02             F           39,600.00         ZZ
                                         360         39,600.00          1
                                       8.000            290.57         90
                                       7.750            290.57
    KALAMAZOO        MI   49006          1            03/04/02         01
    0413716457                           05           05/01/02         25
    0413716457                           N            04/01/32
    0


    8171018          E22/G02             F          103,600.00         ZZ
                                         360        103,528.71          1
                                       7.875            751.17         80
                                       7.625            751.17
    NORTH LAS VEGAS  NV   89032          1            02/26/02         00
    0413721564                           05           04/01/02          0
    0413721564                           N            03/01/32
    0


    8171028          E22/G02             F          100,300.00         ZZ
                                         360        100,225.57          1
                                       7.500            701.31         88
                                       7.250            701.31
    WARRIOR          AL   35180          2            02/26/02         04
    0413726266                           05           04/01/02         25
    0413726266                           O            03/01/32
    0


    8171042          E22/G02             F           80,400.00         ZZ
                                         360         80,340.33          1
                                       7.500            562.17         80
                                       7.250            562.17
1


    MAGNOLIA         TX   77355          5            02/26/02         00
    0413732140                           05           04/01/02          0
    0413732140                           O            03/01/32
    0


    8171044          E22/G02             F          100,000.00         ZZ
                                         360         99,929.42          2
                                       7.750            716.41         80
                                       7.500            716.41
    FORT LAUDERDALE  FL   33314          1            03/04/02         00
    0413734310                           05           04/01/02          0
    0413734310                           N            03/01/32
    0


    8171048          E22/G02             F          184,000.00         ZZ
                                         360        183,859.99          1
                                       7.375          1,270.84         80
                                       7.125          1,270.84
    TAMPA            FL   33626          2            02/27/02         00
    0413735689                           03           04/01/02          0
    0413735689                           O            03/01/32
    0


    8171050          E22/G02             F           82,500.00         ZZ
                                         360         82,500.00          1
                                       8.375            627.06         72
                                       8.125            627.06
    FORT WORTH       TX   76116          5            03/04/02         00
    0413737198                           05           05/01/02          0
    0413737198                           N            04/01/32
    0


    8171052          E22/G02             F          161,600.00         ZZ
                                         360        161,491.57          1
                                       8.000          1,185.76         80
                                       7.750          1,185.76
    HEMPSTEAD        TX   77445          5            02/27/02         00
    0413737255                           05           04/01/02          0
    0413737255                           O            03/01/32
    0


    8171066          E22/G02             F          176,800.00         ZZ
                                         360        176,655.08          1
                                       7.000          1,176.25         80
                                       6.750          1,176.25
    DALLAS           TX   75223          1            03/04/02         00
    0413765561                           05           04/01/02          0
    0413765561                           O            03/01/32
    0
1




    8171070          E22/G02             F           71,050.00         ZZ
                                         360         71,001.11          3
                                       7.875            515.16         90
                                       7.625            515.16
    OMAHA            NE   68105          1            03/04/02         01
    0413773912                           05           04/01/02         25
    0413773912                           N            03/01/32
    0


    8171410          E82/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.375          2,762.70         79
                                       7.125          2,762.70
    PLACENTIA        CA   92870          2            02/26/02         00
    0400580254                           05           05/01/02          0
    0400580254                           O            04/01/32
    0


    8171414          E82/G02             F           57,700.00         ZZ
                                         360         57,700.00          1
                                       7.750            413.37         54
                                       7.500            413.37
    GRAND JUNCTION   CO   81503          2            03/01/02         00
    0400574570                           05           05/01/02          0
    0400574570                           O            04/01/32
    0


    8171428          E82/G02             F           31,500.00         ZZ
                                         360         31,500.00          1
                                       8.375            239.42         90
                                       8.125            239.42
    NEW BRIGHTON     PA   15066          1            03/06/02         04
    0400574604                           05           05/01/02         25
    0400574604                           O            04/01/32
    0


    8176130          883/G02             F           78,400.00         ZZ
                                         360         78,400.00          1
                                       8.250            588.99         80
                                       8.000            588.99
    LA VERGNE        TN   37086          1            03/14/02         00
    0433804556                           05           05/01/02          0
    47000995                             N            04/01/32
    0


    8176988          F28/G02             F          176,200.00         ZZ
                                         360        175,785.16          2
1


                                       7.250          1,201.99         80
                                       7.000          1,201.99
    SAINT PAUL       MN   55107          1            01/04/02         00
    0433760345                           05           02/01/02          0
    1094967                              O            01/01/32
    0


    8176994          F28/G02             F          242,000.00         ZZ
                                         240        240,068.42          1
                                       6.750          1,840.08         95
                                       6.500          1,840.08
    IVORYTON         CT   06442          5            11/21/01         10
    0433760394                           05           01/01/02         30
    7664265                              O            12/01/21
    0


    8177002          F28/G02             F          330,000.00         ZZ
                                         360        329,742.57          1
                                       7.250          2,251.18         60
                                       7.000          2,251.18
    MOUNT HOLLY      VT   05758          5            01/31/02         00
    0433735800                           05           04/01/02          0
    7984430                              O            03/01/32
    0


    8177008          F28/G02             F          296,000.00         ZZ
                                         360        295,630.76          4
                                       8.375          2,249.81         90
                                       8.125          2,249.81
    MARLBOROUGH      MA   01752          1            01/10/02         10
    0433760477                           05           03/01/02         25
    1104253                              N            02/01/32
    0


    8177010          F28/G02             F          155,300.00         ZZ
                                         360        155,080.07          1
                                       7.750          1,112.59         54
                                       7.500          1,112.59
    MADISON          WI   53715          5            01/03/02         00
    0433760493                           05           03/01/02          0
    7987203                              N            02/01/32
    0


    8177012          F28/G02             F          153,000.00         ZZ
                                         360        152,673.96          1
                                       7.750          1,096.11         85
                                       7.500          1,096.11
    STERLING HEIGHT  MI   48312          5            12/31/01         10
    0433757572                           05           02/01/02         12
1


    1085213                              O            01/01/32
    0


    8177024          F28/G02             F           73,500.00         ZZ
                                         360         73,315.32          1
                                       8.375            558.66         75
                                       8.125            558.66
    DETROIT          MI   48227          5            11/29/01         00
    0433733391                           05           01/01/02          0
    7591773                              N            12/01/31
    0


    8177026          F28/G02             F          420,000.00         ZZ
                                         360        419,655.73          1
                                       7.000          2,794.27         80
                                       6.750          2,794.27
    LAGUNA NIGUEL    CA   92677          5            02/01/02         00
    0433748928                           03           04/01/02          0
    1207561                              O            03/01/32
    0


    8177028          F28/G02             F           51,000.00         ZZ
                                         360         50,871.86          1
                                       8.375            387.64         75
                                       8.125            387.64
    DETROIT          MI   48228          5            11/29/01         00
    0433760550                           05           01/01/02          0
    7594868                              N            12/01/31
    0


    8177032          F28/G02             F          300,000.00         ZZ
                                         360        299,376.55          1
                                       7.875          2,175.21         84
                                       7.625          2,175.21
    PLEASANTVILLE    NY   10570          5            12/20/01         04
    0433760584                           05           02/01/02         12
    7950961                              O            01/01/32
    0


    8177036          F28/G02             F          340,000.00         ZZ
                                         360        339,493.76          1
                                       7.500          2,377.33         80
                                       7.250          2,377.33
    SAN DIEGO        CA   92103          2            01/07/02         00
    0433760618                           05           03/01/02          0
    7925593                              O            02/01/32
    0


1


    8177040          F28/G02             F          393,750.00         ZZ
                                         360        393,163.73          1
                                       7.500          2,753.16         75
                                       7.250          2,753.16
    CHANDLER         AZ   85249          5            01/24/02         00
    0433760626                           03           03/01/02          0
    1122832                              O            02/01/32
    0


    8177042          F28/G02             F          103,500.00         ZZ
                                         360        103,205.52          1
                                       8.875            823.50         90
                                       8.625            823.50
    SALISBURY        MA   01952          1            11/02/01         10
    0433742756                           05           12/01/01         25
    6743474                              N            11/01/31
    0


    8177044          F28/G02             F          265,500.00         ZZ
                                         360        264,859.28          4
                                       7.125          1,788.72         90
                                       6.875          1,788.72
    PORTLAND         ME   04102          1            01/02/02         10
    0433747201                           05           02/01/02         25
    7954441                              O            01/01/32
    0


    8177048          F28/G02             F          384,000.00         ZZ
                                         360        383,399.07          1
                                       7.250          2,619.56         80
                                       7.000          2,619.56
    GERMANTOWN       MD   20874          2            02/01/02         00
    0433760667                           03           03/01/02          0
    1181079                              O            02/01/32
    0


    8177050          F28/G02             F          472,000.00         ZZ
                                         360        471,631.80          1
                                       7.250          3,219.87         80
                                       7.000          3,219.87
    LONG BEACH       CA   90814          1            02/11/02         00
    0433751872                           03           04/01/02          0
    1267854                              O            03/01/32
    0


    8177058          F28/G02             F          126,000.00         ZZ
                                         360        125,797.88          4
                                       7.125            848.89         90
                                       6.875            848.89
1


    COLUMBUS         OH   43224          2            01/28/02         10
    0433742368                           05           03/01/02         25
    1148799                              N            02/01/32
    0


    8177060          F28/G02             F          200,000.00         ZZ
                                         360        199,190.75          1
                                       7.125          1,347.44         69
                                       6.875          1,347.44
    NAVARRE          FL   32566          5            10/17/01         00
    0433730645                           03           12/01/01          0
    7503976                              O            11/01/31
    0


    8177062          F28/G02             F          111,600.00         ZZ
                                         360        111,460.79          4
                                       8.375            848.24         90
                                       8.125            848.24
    WASHINGTON       DC   20002          1            01/18/02         04
    0433743283                           07           03/01/02         25
    1122891                              N            02/01/32
    0


    8177066          F28/G02             F          116,100.00         ZZ
                                         360        115,870.61          3
                                       8.125            862.04         90
                                       7.875            862.04
    MILWAUKEE        WI   53224          1            12/28/01         11
    0433741360                           05           02/01/02         25
    7958121                              N            01/01/32
    0


    8177074          F28/G02             F          368,000.00         ZZ
                                         360        367,133.55          1
                                       7.250          2,510.41         80
                                       7.000          2,510.41
    WRIGHTSVILLEBEA  NC   28480          1            12/31/01         00
    0433757598                           01           02/01/02          0
    1003984                              O            01/01/32
    0


    8177078          F28/G02             F          335,000.00         ZZ
                                         360        334,462.61          1
                                       7.125          2,256.96         89
                                       6.875          2,256.96
    LITHONIA         GA   30038          5            01/08/02         10
    0433744190                           05           03/01/02         25
    1056925                              O            02/01/32
    0
1




    8177082          F28/G02             F          370,000.00         ZZ
                                         360        369,322.79          1
                                       8.500          2,844.98         57
                                       8.250          2,844.98
    FAIRHOPE         AL   36532          5            11/21/01         00
    0433760816                           05           01/01/02          0
    7787779                              O            12/01/31
    0


    8177086          F28/G02             F           63,000.00         ZZ
                                         360         62,841.70          1
                                       8.375            478.85         75
                                       8.125            478.85
    DETROIT          MI   48205          5            11/29/01         00
    0433731007                           05           01/01/02          0
    7595048                              N            12/01/31
    0


    8177090          F28/G02             F          202,500.00         ZZ
                                         360        202,090.58          4
                                       8.000          1,485.87         90
                                       7.750          1,485.87
    CHICAGO          IL   60617          1            01/07/02         10
    0433751658                           05           03/01/02         25
    1071460                              N            02/01/32
    0


    8177092          F28/G02             F           33,000.00         ZZ
                                         360         32,917.07          1
                                       8.375            250.83         75
                                       8.125            250.83
    DETROIT          MI   48219          5            11/29/01         00
    0433740735                           05           01/01/02          0
    7594983                              N            12/01/31
    0


    8177094          F28/G02             F          315,140.00         ZZ
                                         360        314,360.53          1
                                       7.000          2,096.63         66
                                       6.750          2,096.63
    BROOKLYN         NY   11214          5            12/27/01         00
    0433760857                           05           02/01/02          0
    1065926                              O            01/01/32
    0


    8177096          F28/G02             F          649,000.00         ZZ
                                         360        648,126.17          1
1


                                       8.000          4,762.13         75
                                       7.750          4,762.13
    RANCHO PALOS VE  CA   90275          2            01/22/02         00
    0433758802                           05           03/01/02          0
    1222386                              O            02/01/32
    0


    8177098          F28/G02             F          102,400.00         ZZ
                                         360        102,281.75          3
                                       8.750            805.58         80
                                       8.500            805.58
    CENTRAL FALLS    RI   02863          1            01/14/02         00
    0433740750                           05           03/01/02          0
    1049393                              N            02/01/32
    0


    8177102          F28/G02             F          153,000.00         ZZ
                                         360        152,754.57          4
                                       7.125          1,030.79         90
                                       6.875          1,030.79
    COLUMBUS         OH   43204          5            01/28/02         10
    0433742004                           05           03/01/02         25
    1145835                              N            02/01/32
    0


    8177106          F28/G02             F          580,000.00         ZZ
                                         360        578,998.45          1
                                       6.750          3,761.87         80
                                       6.500          3,761.87
    LOS ANGELES      CA   90731          1            01/22/02         00
    0433761004                           05           03/01/02          0
    1150876                              O            02/01/32
    0


    8177110          F28/G02             F          502,000.00         ZZ
                                         360        501,618.02          1
                                       7.375          3,467.19         79
                                       7.125          3,467.19
    RANCHO PALOS VE  CA   90275          2            02/04/02         00
    0433757747                           05           04/01/02          0
    1197612                              O            03/01/32
    0


    8177114          F28/G02             F           35,910.00         ZZ
                                         360         35,864.04          3
                                       8.250            269.78         90
                                       8.000            269.78
    BEAUMONT         TX   77705          1            01/18/02         10
    0433742921                           05           03/01/02         25
1


    1121851                              N            02/01/32
    0


    8177122          F28/G02             F          452,000.00         ZZ
                                         360        451,327.00          1
                                       7.500          3,160.45         80
                                       7.250          3,160.45
    DUBLIN           CA   94568          5            01/22/02         00
    0433752094                           03           03/01/02          0
    1153027                              O            02/01/32
    0


    8177124          F28/G02             F          563,000.00         ZZ
                                         360        561,572.89          1
                                       6.875          3,698.51         85
                                       6.625          3,698.51
    GLENDALE         CA   91208          5            12/13/01         10
    0433752821                           03           02/01/02         12
    7900303                              O            01/01/32
    0


    8177128          F28/G02             F          380,000.00         ZZ
                                         360        379,525.95          1
                                       8.375          2,888.28         65
                                       8.125          2,888.28
    CHICAGO          IL   60640          5            01/12/02         00
    0433758265                           05           03/01/02          0
    1157301                              O            02/01/32
    0


    8177134          F28/G02             F          400,000.00         ZZ
                                         360        399,687.96          1
                                       7.250          2,728.71         80
                                       7.000          2,728.71
    PASADENA AREA    CA   91107          1            02/07/02         00
    0433751955                           05           04/01/02          0
    1149233                              O            03/01/32
    0


    8178588          952/G02             F          221,000.00         ZZ
                                         360        221,000.00          1
                                       7.250          1,507.61         75
                                       7.000          1,507.61
    OAKLAND          NJ   07436          2            02/27/02         00
    0433738325                           05           05/01/02          0
    20011145                             O            04/01/32
    0


1


    8179918          738/G02             F          100,500.00         ZZ
                                         360        100,500.00          1
                                       7.500            702.72         43
                                       7.250            702.72
    COCONUT CREEK    FL   33073          5            03/21/02         00
    0433860012                           05           05/01/02          0
    00403488650007                       O            04/01/32
    0


    8180660          B57/G02             F          302,000.00         ZZ
                                         360        302,000.00          4
                                       7.250          2,060.17         72
                                       7.000          2,060.17
    LONG BEACH       CA   90807          2            03/12/02         00
    0433825007                           05           05/01/02          0
    2118110                              O            04/01/32
    0


    8180776          964/G02             F          108,900.00         ZZ
                                         360        108,900.00          1
                                       7.500            761.44         90
                                       7.250            761.44
    PHOENIX          AZ   85019          1            03/20/02         01
    0433819612                           05           05/01/02         25
    197917                               N            04/01/32
    0


    8182338          944/G02             F          333,000.00         ZZ
                                         360        333,000.00          1
                                       7.125          2,243.49         74
                                       6.875          2,243.49
    SALINAS          CA   93906          5            03/15/02         00
    0433821097                           05           05/01/02          0
    W01082941                            O            04/01/32
    0


    8183160          E23/G02             F          300,700.00         ZZ
                                         360        300,700.00          1
                                       7.500          2,102.54         76
                                       7.250          2,102.54
    ALPINE           CA   91901          1            03/08/02         00
    0433813490                           05           05/01/02          0
    11009552                             O            04/01/32
    0


    8183628          X31/G02             F          153,100.00         ZZ
                                         360        153,100.00          1
                                       7.500          1,070.50         83
                                       7.250          1,070.50
1


    LA PUENTE        CA   91744          5            03/06/02         14
    0433820594                           05           05/01/02         12
    40101372                             O            04/01/32
    0


    8184156          A48/G02             F          558,750.00         ZZ
                                         360        558,750.00          1
                                       7.125          3,764.40         75
                                       6.875          3,764.40
    SAN MARTIN       CA   95046          5            03/07/02         00
    0433834553                           05           05/01/02          0
    8511026722                           O            04/01/32
    0


    8185140          964/G02             F          432,650.00         ZZ
                                         360        432,650.00          1
                                       7.375          2,988.21         85
                                       7.125          2,988.21
    BEND             OR   97702          2            03/14/02         11
    0433847035                           05           05/01/02         12
    197299                               O            04/01/32
    0


    8187388          E22/G02             F          201,600.00         ZZ
                                         360        201,457.71          1
                                       7.750          1,444.29         80
                                       7.500          1,444.29
    HORSESHOE BAY    TX   78657          5            02/28/02         00
    0412511503                           03           04/01/02          0
    0412511503                           O            03/01/32
    0


    8187398          E22/G02             F          151,200.00         ZZ
                                         360        151,108.40          3
                                       8.500          1,162.60         70
                                       8.250          1,162.60
    DEERFIELD BEACH  FL   33441          1            02/28/02         00
    0413390972                           05           04/01/02          0
    0413390972                           N            03/01/32
    0


    8187406          E22/G02             F           59,500.00         ZZ
                                         360         59,500.00          1
                                       8.375            452.24         71
                                       8.125            452.24
    HOUSTON          TX   77035          5            02/28/02         00
    0413472911                           01           05/01/02          0
    0413472911                           O            04/01/32
    0
1




    8187426          E22/G02             F          150,300.00         ZZ
                                         360        150,191.22          1
                                       7.625          1,063.81         79
                                       7.375          1,063.81
    TOMBALL          TX   77375          5            02/28/02         00
    0413554486                           03           04/01/02          0
    0413554486                           O            03/01/32
    0


    8187432          E22/G02             F          300,000.00         ZZ
                                         360        299,741.71          2
                                       6.750          1,945.79         63
                                       6.500          1,945.79
    BERKELEY         CA   94709          5            02/22/02         00
    0413571142                           05           04/01/02          0
    0413571142                           O            03/01/32
    0


    8187440          E22/G02             F          167,200.00         ZZ
                                         360        167,075.91          1
                                       7.500          1,169.09         80
                                       7.250          1,169.09
    PFLUGERVILLE     TX   78660          5            02/28/02         00
    0413583949                           05           04/01/02          0
    0413583949                           O            03/01/32
    0


    8187450          E22/G02             F          157,000.00         ZZ
                                         360        157,000.00          4
                                       8.375          1,193.31         90
                                       8.125          1,193.31
    NEW ORLEANS      LA   70117          1            03/05/02         04
    0413595000                           05           05/01/02         25
    0413595000                           N            04/01/32
    0


    8187470          E22/G02             F          158,000.00         ZZ
                                         360        157,891.27          1
                                       7.875          1,145.61         66
                                       7.625          1,145.61
    SOUTH PLAINFIEL  NJ   07080          5            02/27/02         00
    0413626326                           05           04/01/02          0
    0413626326                           O            03/01/32
    0


    8187476          E22/G02             F           72,000.00         ZZ
                                         360         71,949.18          1
1


                                       7.750            515.82         90
                                       7.500            515.82
    TUSCALOOOSA      AL   35404          5            02/28/02         01
    0413643115                           05           04/01/02         25
    0413643115                           O            03/01/32
    0


    8187492          E22/G02             F           75,000.00         ZZ
                                         360         74,948.39          2
                                       7.875            543.80         75
                                       7.625            543.80
    LEXINGTON        KY   40502          5            03/05/02         00
    0413655077                           05           04/01/02          0
    0413655077                           N            03/01/32
    0


    8187498          E22/G02             F           62,500.00         ZZ
                                         360         62,453.62          1
                                       7.500            437.01         79
                                       7.250            437.01
    ARLINGTON        TX   76015          5            02/28/02         00
    0413657412                           05           04/01/02          0
    0413657412                           O            03/01/32
    0


    8187524          E22/G02             F           75,190.00         ZZ
                                         360         75,138.26          1
                                       7.875            545.18         80
                                       7.625            545.18
    CRYSTAL BEACH    TX   77650          5            02/27/02         00
    0413689696                           05           04/01/02          0
    0413689696                           O            03/01/32
    0


    8187526          E22/G02             F          100,000.00         ZZ
                                         360         99,931.18          4
                                       7.875            725.07         56
                                       7.625            725.07
    RIVER RIDGE      LA   70123          5            03/05/02         00
    0413691759                           05           04/01/02          0
    0413691759                           N            03/01/32
    0


    8187550          E22/G02             F          154,400.00         ZZ
                                         360        154,400.00          1
                                       7.375          1,066.40         80
                                       7.125          1,066.40
    MORRISON         CO   80465          1            03/05/02         00
    0413706235                           05           05/01/02          0
1


    0413706235                           O            04/01/32
    0


    8187566          E22/G02             F           46,000.00         ZZ
                                         360         45,964.12          1
                                       7.250            313.80         71
                                       7.000            313.80
    COLLIERVILLE     TN   38017          5            02/27/02         00
    0413717182                           05           04/01/02          0
    0413717182                           O            03/01/32
    0


    8187572          E22/G02             F          157,600.00         ZZ
                                         360        157,600.00          1
                                       7.250          1,075.11         80
                                       7.000          1,075.11
    HOUSTON          TX   77055          5            02/27/02         00
    0413720020                           05           05/01/02          0
    0413720020                           O            04/01/32
    0


    8187588          E22/G02             F           65,000.00         ZZ
                                         360         65,000.00          4
                                       8.250            488.32         48
                                       8.000            488.32
    HUNTINGTON       UT   84528          5            03/04/02         00
    0413723578                           05           05/01/02          0
    0413723578                           N            04/01/32
    0


    8187600          E22/G02             F           71,900.00         ZZ
                                         360         71,854.15          1
                                       8.250            540.16         90
                                       8.000            540.16
    SARALAND         AL   36575          1            03/05/02         01
    0413737214                           05           04/01/02         25
    0413737214                           N            03/01/32
    0


    8187608          E22/G02             F          139,050.00         ZZ
                                         360        139,050.00          4
                                       7.750            996.17         90
                                       7.500            996.17
    HUMBLE           TX   77027          1            03/04/02         04
    0413741851                           05           05/01/02         25
    0413741851                           N            04/01/32
    0


1


    8187616          E22/G02             F          455,000.00         ZZ
                                         360        455,000.00          1
                                       7.000          3,027.13         77
                                       6.750          3,027.13
    SAN FRANCISCO    CA   94122          2            02/27/02         00
    0413743097                           05           05/01/02          0
    0413743097                           O            04/01/32
    0


    8187626          E22/G02             F           95,400.00         ZZ
                                         360         95,337.60          1
                                       8.125            708.34         90
                                       7.875            708.34
    POMPANO BEACH    FL   33064          1            03/01/02         04
    0413750373                           01           04/01/02         25
    0413750373                           N            03/01/32
    0


    8187628          E22/G02             F           79,000.00         ZZ
                                         360         78,948.33          1
                                       8.125            586.57         90
                                       7.875            586.57
    POMPANO BEACH    FL   33064          1            03/01/02         04
    0413750381                           01           04/01/02         25
    0413750381                           N            03/01/32
    0


    8187630          E22/G02             F          148,500.00         ZZ
                                         360        148,500.00          1
                                       7.750          1,063.87         90
                                       7.500          1,063.87
    PERKASIE         PA   18944          1            03/05/02         04
    0413755810                           05           05/01/02         25
    0413755810                           O            04/01/32
    0


    8187632          E22/G02             F          172,000.00         ZZ
                                         360        171,872.35          1
                                       7.500          1,202.65         80
                                       7.250          1,202.65
    LAKE RONKONKOMA  NY   11779          5            02/28/02         00
    0413757881                           05           04/01/02          0
    0413757881                           O            03/01/32
    0


    8188320          822/G02             F           50,000.00         ZZ
                                         360         49,934.36          2
                                       8.125            371.25         22
                                       7.875            371.25
1


    PLYMOUTH         MA   02360          5            01/22/02         00
    0433773728                           05           03/01/02          0
    3446018905                           N            02/01/32
    0


    8193018          P09/G02             F          104,435.00         ZZ
                                         360        104,435.00          1
                                       7.250            712.43         39
                                       7.000            712.43
    COLUMBIA         MD   21044          5            03/08/02         00
    0433828910                           05           05/01/02          0
    HAMBURG                              O            04/01/32
    0


    8193552          F36/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       7.375            621.61         77
                                       7.125            621.61
    LAKEWOOD         WA   98498          1            03/08/02         00
    0433803111                           05           05/01/02          0
    06404206                             O            04/01/32
    0


    8193960          601/G02             F          116,000.00         ZZ
                                         360        115,926.03          2
                                       8.250            871.47         80
                                       8.000            871.47
    DES MOINES       IA   50312          1            02/11/02         00
    0433759685                           05           04/01/02          0
    61202750                             N            03/01/32
    0


    8194366          A80/G02             F          159,990.00         ZZ
                                         360        159,990.00          1
                                       7.750          1,146.19         80
                                       7.500          1,146.19
    MIAMI            FL   33185          1            03/12/02         00
    0433777109                           05           05/01/02          0
    0202-30335                           O            04/01/32
    0


    8194830          W93/G02             F          500,000.00         ZZ
                                         360        499,638.11          1
                                       7.625          3,538.97         69
                                       7.375          3,538.97
    HERMOSA BEACH    CA   90254          1            02/06/02         00
    0433822475                           05           04/01/02          0
    35349082                             O            03/01/32
    0
1




    8196598          L20/G02             F          148,000.00         ZZ
                                         360        148,000.00          1
                                       7.125            997.10         80
                                       6.875            997.10
    MERIDIAN         ID   83642          2            03/11/02         00
    0433806320                           03           05/01/02          0
    703093                               O            04/01/32
    0


    8197656          964/G02             F          517,000.00         ZZ
                                         360        517,000.00          1
                                       6.875          3,396.32         74
                                       6.625          3,396.32
    RICHMOND         CA   94801          2            03/15/02         00
    0433828894                           03           05/01/02          0
    178585                               O            04/01/32
    0


    8198846          952/G02             F          177,000.00         ZZ
                                         240        177,000.00          1
                                       7.250          1,398.97         67
                                       7.000          1,398.97
    DANBURY          CT   06810          5            02/27/02         00
    0433733672                           05           05/01/02          0
    20025476                             O            04/01/22
    0


    8199166          K15/G02             F          126,800.00         ZZ
                                         360        126,800.00          1
                                       7.125            854.28         64
                                       6.875            854.28
    BARRINGTON       NH   03825          5            03/11/02         00
    0433787413                           05           05/01/02          0
    007605309133                         O            04/01/32
    0


    8199250          W93/G02             F          135,160.00         ZZ
                                         360        135,059.69          1
                                       7.500            945.06         79
                                       7.250            945.06
    AURORA           CO   80010          1            02/13/02         00
    0433759040                           05           04/01/02          0
    77361348                             O            03/01/32
    0


    8199504          477/G02             F          365,520.00         ZZ
                                         360        365,520.00          1
1


                                       7.250          2,493.49         80
                                       7.000          2,493.49
    LA VERNE         CA   91750          1            03/13/02         00
    0433884251                           05           05/01/02          0
    159320                               O            04/01/32
    0


    8199800          K15/G02             F          100,100.00         ZZ
                                         360        100,100.00          1
                                       7.375            691.37         70
                                       7.125            691.37
    DORCHESTER       MA   02125          5            03/13/02         00
    0433816758                           01           05/01/02          0
    033405306271                         O            04/01/32
    0


    8200054          W93/G02             F          329,000.00         ZZ
                                         360        328,723.60          1
                                       6.875          2,161.30         78
                                       6.625          2,161.30
    SAN JOSE         CA   95136          5            02/19/02         00
    0433822483                           03           04/01/02          0
    20372145                             O            03/01/32
    0


    8201386          P44/G02             F          112,000.00         ZZ
                                         360        111,647.33          1
                                       7.250            764.04         80
                                       7.000            764.04
    MARSHFIELD       MA   02050          1            11/13/01         00
    0433821212                           05           01/01/02          0
    1                                    N            12/01/31
    0


    8201396          967/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.750          2,865.65         95
                                       7.500          2,865.65
    TACOMA           WA   98407          1            03/07/02         11
    0433784774                           05           05/01/02         30
    8788556                              O            04/01/32
    0


    8201506          A06/G02             F           53,600.00         ZZ
                                         360         53,560.22          1
                                       7.500            374.78         80
                                       7.250            374.78
    DETROIT          MI   48227          2            02/28/02         00
    0433779055                           05           04/01/02          0
1


    1000020203732                        N            03/01/32
    0


    8202296          U05/G02             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       7.125          2,829.62         75
                                       6.875          2,829.62
    AUBURN           WA   98092          5            03/15/02         00
    0433839396                           05           05/01/02          0
    3216064                              O            04/01/32
    0


    8204924          H76/G02             F          218,400.00         ZZ
                                         360        218,400.00          1
                                       7.875          1,583.56         80
                                       7.625          1,583.56
    RAYNHAM          MA   02767          5            03/12/02         00
    0433810330                           05           05/01/02          0
    2002422432                           O            04/01/32
    0


    8205672          696/G02             F          218,000.00         ZZ
                                         360        217,834.12          1
                                       7.375          1,505.67         40
                                       7.125          1,505.67
    MIDDLEBURG       VA   20117          5            02/25/02         00
    0433808631                           05           04/01/02          0
    50102012                             O            03/01/32
    0


    8206136          P27/G02             F          165,000.00         ZZ
                                         360        165,000.00          1
                                       7.250          1,125.59         75
                                       7.000          1,125.59
    MURRIETA         CA   92562          5            03/05/02         00
    0433783735                           05           05/01/02          0
    DNDNRF59975                          N            04/01/32
    0


    8206150          E23/G02             F          164,000.00         ZZ
                                         360        164,000.00          1
                                       7.250          1,118.77         80
                                       7.000          1,118.77
    ALBUQUERQUE      NM   87110          1            03/11/02         00
    0433812880                           05           05/01/02          0
    41003508                             O            04/01/32
    0


1


    8206424          P27/G02             F          136,500.00         ZZ
                                         360        136,500.00          1
                                       7.250            931.17         75
                                       7.000            931.17
    MURRIETA         CA   92562          5            03/05/02         00
    0433783859                           05           05/01/02          0
    DNDNDNRF5997                         N            04/01/32
    0


    8207244          P27/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.250            900.47         75
                                       7.000            900.47
    TEMECULA         CA   92591          5            03/05/02         00
    0433784238                           05           05/01/02          0
    DNDNDNDNRF59                         N            04/01/32
    0


    8207464          P27/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       7.250            982.33         75
                                       7.000            982.33
    MURRIETA         CA   92562          5            03/05/02         00
    0433783115                           05           05/01/02          0
    DNRF59975                            N            04/01/32
    0


    8207916          L21/G02             F           79,200.00         ZZ
                                         360         79,200.00          3
                                       8.375            601.98         90
                                       8.125            601.98
    SARATOGA SPRING  NY   12866          1            03/12/02         01
    0433826435                           05           05/01/02         25
    7030179797                           N            04/01/32
    0


    8212532          883/G02             F           93,000.00         ZZ
                                         360         93,000.00          1
                                       7.000            618.73         75
                                       6.750            618.73
    MARIETTA         GA   30008          2            03/18/02         00
    0433882222                           05           05/01/02          0
    05016533                             N            04/01/32
    0


    8212736          X66/G02             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.250          4,434.15         60
                                       7.000          4,434.15
1


    FAIRFAX          VA   22030          2            03/22/02         00
    0433838349                           03           05/01/02          0
    80009601                             O            04/01/32
    0


    8213304          E22/G02             F          147,200.00         ZZ
                                         240        146,957.76          1
                                       8.250          1,254.24         80
                                       8.000          1,254.24
    PERTH AMBOY      NJ   08861          5            03/01/02         00
    0413581182                           05           04/01/02          0
    0413581182                           O            03/01/22
    0


    8213326          E22/G02             F           95,000.00         ZZ
                                         360         94,939.43          1
                                       8.250            713.70         95
                                       8.000            713.70
    JOELTON          TN   37035          5            02/27/02         10
    0413624685                           05           04/01/02         30
    0413624685                           O            03/01/32
    0


    8213328          E22/G02             F          256,500.00         ZZ
                                         360        256,336.44          1
                                       8.250          1,927.00         90
                                       8.000          1,927.00
    CORONA           NY   11368          1            03/06/02         04
    0413628330                           05           04/01/02         30
    0413628330                           O            03/01/32
    0


    8213330          E22/G02             F          340,000.00         ZZ
                                         360        339,741.28          1
                                       7.375          2,348.30         70
                                       7.125          2,348.30
    UNION CITY       CA   94587          5            02/26/02         00
    0413629429                           05           04/01/02          0
    0413629429                           O            03/01/32
    0


    8213332          E22/G02             F          143,000.00         ZZ
                                         360        142,899.07          1
                                       7.750          1,024.47         80
                                       7.500          1,024.47
    HUGER            SC   29450          2            03/01/02         00
    0413631342                           05           04/01/02          0
    0413631342                           O            03/01/32
    0
1




    8213350          E22/G02             F          176,000.00         ZZ
                                         360        175,890.60          1
                                       8.375          1,337.73         80
                                       8.125          1,337.73
    MCKINNEY         TX   75070          5            03/01/02         00
    0413655812                           05           04/01/02          0
    0413655812                           O            03/01/32
    0


    8213364          E22/G02             F          157,000.00         ZZ
                                         360        156,894.66          1
                                       8.000          1,152.01        100
                                       7.750          1,152.01
    PAWTUCKET        RI   02861          2            03/01/02         01
    0413666652                           05           04/01/02         35
    0413666652                           O            03/01/32
    0


    8213380          E22/G02             F          172,000.00         ZZ
                                         360        171,884.59          1
                                       8.000          1,262.08         80
                                       7.750          1,262.08
    CANYON           TX   79015          5            03/01/02         00
    0413671686                           05           04/01/02          0
    0413671686                           O            03/01/32
    0


    8213388          E22/G02             F          108,400.00         ZZ
                                         360        108,400.00          1
                                       7.125            730.31         54
                                       6.875            730.31
    SPRING           TX   77388          5            03/01/02         00
    0413677147                           03           05/01/02          0
    0413677147                           O            04/01/32
    0


    8213390          E22/G02             F           82,400.00         ZZ
                                         360         82,338.85          1
                                       7.500            576.15         80
                                       7.250            576.15
    LELAND           NC   28451          5            03/01/02         00
    0413678897                           05           04/01/02          0
    0413678897                           O            03/01/32
    0


    8213396          E22/G02             F          162,400.00         ZZ
                                         360        162,270.13          1
1


                                       7.125          1,094.12         80
                                       6.875          1,094.12
    EUGENE           OR   97402          5            02/21/02         00
    0413688953                           05           04/01/02          0
    0413688953                           O            03/01/32
    0


    8213404          E22/G02             F          348,000.00         ZZ
                                         360        348,000.00          1
                                       7.375          2,403.55         80
                                       7.125          2,403.55
    SAN GABRIEL      CA   91776          5            02/25/02         00
    0413691452                           05           05/01/02          0
    0413691452                           O            04/01/32
    0


    8213416          E22/G02             F           82,800.00         ZZ
                                         360         82,743.02          1
                                       7.875            600.36         90
                                       7.625            600.36
    SELMA            CA   93662          5            02/22/02         01
    0413703208                           05           04/01/02         25
    0413703208                           O            03/01/32
    0


    8213418          E22/G02             F          162,992.00         ZZ
                                         360        162,992.00          1
                                       7.375          1,125.75         90
                                       7.125          1,125.75
    EATON            CO   80615          1            03/06/02         04
    0413703877                           03           05/01/02         25
    0413703877                           O            04/01/32
    0


    8213422          E22/G02             F          144,500.00         ZZ
                                         360        144,500.00          1
                                       6.875            949.26         85
                                       6.625            949.26
    CLINTON TOWNSHI  MI   48035          1            03/06/02         04
    0413705377                           05           05/01/02         12
    0413705377                           O            04/01/32
    0


    8213442          E22/G02             F          150,000.00         ZZ
                                         360        149,885.86          1
                                       7.375          1,036.01         46
                                       7.125          1,036.01
    DALLAS           TX   75230          5            03/01/02         00
    0413714809                           05           04/01/02          0
1


    0413714809                           O            03/01/32
    0


    8213456          E22/G02             F          300,000.00         ZZ
                                         360        299,747.96          1
                                       6.875          1,970.79         69
                                       6.625          1,970.79
    SAN FRANCISCO    CA   94134          5            02/28/02         00
    0413730938                           05           04/01/02          0
    0413730938                           O            03/01/32
    0


    8213486          E22/G02             F          114,000.00         ZZ
                                         360        113,915.40          1
                                       7.500            797.10         80
                                       7.250            797.10
    GRESHAM          OR   97080          1            02/26/02         00
    0413748716                           09           04/01/02          0
    0413748716                           N            03/01/32
    0


    8213494          E22/G02             F          260,000.00         ZZ
                                         360        259,816.50          1
                                       7.750          1,862.67         75
                                       7.500          1,862.67
    AUSTIN           TX   78704          5            03/01/02         00
    0413754383                           05           04/01/02          0
    0413754383                           O            03/01/32
    0


    8213498          E22/G02             F           63,750.00         ZZ
                                         360         63,709.35          1
                                       8.250            478.93         75
                                       8.000            478.93
    WARREN           MI   48089          5            03/06/02         00
    0413758475                           05           04/01/02          0
    0413758475                           N            03/01/32
    0


    8213500          E22/G02             F          272,000.00         ZZ
                                         360        272,000.00          1
                                       7.625          1,925.20         80
                                       7.375          1,925.20
    RENO             NV   89511          5            02/28/02         00
    0413767088                           05           05/01/02          0
    0413767088                           O            04/01/32
    0


1


    8213870          E82/G02             F           69,200.00         ZZ
                                         360         69,200.00          1
                                       7.250            472.07         61
                                       7.000            472.07
    WEST PALM BEACH  FL   33405          2            03/04/02         00
    0400588414                           05           05/01/02          0
    0400588414                           O            04/01/32
    0


    8216268          U05/G02             F          127,000.00         ZZ
                                         360        127,000.00          1
                                       7.625            898.90         80
                                       7.375            898.90
    LANCASTER        PA   17517          1            03/11/02         00
    0433809480                           05           05/01/02          0
    3213778                              O            04/01/32
    0


    8222460          742/G02             F          210,750.00         ZZ
                                         360        210,750.00          4
                                       7.250          1,437.69         90
                                       7.000          1,437.69
    ROCHESTER        NY   14607          1            03/27/02         11
    0433886553                           05           05/01/02         25
    8765265                              N            04/01/32
    0


    8222884          F25/G02             F          424,000.00         ZZ
                                         360        424,000.00          1
                                       7.625          3,001.05         80
                                       7.375          3,001.05
    BEDFORD          NY   10506          1            03/18/02         00
    0433801735                           05           05/01/02          0
    R0201096                             O            04/01/32
    0


    8223694          975/G02             F          395,000.00         ZZ
                                         360        395,000.00          1
                                       7.125          2,661.19         77
                                       6.875          2,661.19
    REDONDO BEACH    CA   90278          2            03/11/02         00
    0433816683                           05           05/01/02          0
    2020835                              O            04/01/32
    0


    8225026          R68/G02             F          137,200.00         ZZ
                                         360        137,200.00          1
                                       7.875            994.80         80
                                       7.625            994.80
1


    HOLLYWOOD        FL   33020          5            03/11/02         00
    0433818689                           05           05/01/02          0
    20020526                             O            04/01/32
    0


    8225156          253/253             F           73,600.00         ZZ
                                         360         73,600.00          1
                                       8.000            540.06         80
                                       7.750            540.06
    CUYAHOGA FALLS   OH   44221          5            03/14/02         00
    996926                               05           05/01/02          0
    996926                               O            04/01/32
    0


    8228026          P01/G02             F           41,900.00         ZZ
                                         360         41,900.00          1
                                       8.000            307.45         20
                                       7.750            307.45
    RED HOOK         NY   12571          2            03/12/02         00
    0433811155                           05           05/01/02          0
    02004727                             O            04/01/32
    0


    8231190          U05/G02             F          367,400.00         ZZ
                                         360        367,400.00          1
                                       7.125          2,475.24         80
                                       6.875          2,475.24
    AUSTIN           TX   78730          5            03/20/02         00
    0433842382                           03           05/01/02          0
    3211988                              O            04/01/32
    0


    8234574          A06/G02             F           76,000.00         ZZ
                                         360         75,943.59          1
                                       7.500            531.41         80
                                       7.250            531.41
    PINCONNING       MI   48650          2            02/28/02         00
    0433778230                           05           04/01/02          0
    1000010200094                        N            03/01/32
    0


    8236142          964/G02             F          196,000.00         ZZ
                                         360        196,000.00          4
                                       7.625          1,387.28         80
                                       7.375          1,387.28
    NAMPA            ID   83686          1            03/27/02         00
    0433869161                           05           05/01/02          0
    703136                               N            04/01/32
    0
1




    8236586          E22/G02             F          200,000.00         ZZ
                                         360        199,847.82          1
                                       7.375          1,381.35         71
                                       7.125          1,381.35
    LAGRANGE         KY   40031          5            03/02/02         00
    0413092123                           05           04/01/02          0
    0413092123                           O            03/01/32
    0


    8236596          E22/G02             F           35,550.00         ZZ
                                         360         35,526.74          2
                                       8.125            263.96         90
                                       7.875            263.96
    SPRINGFIELD      OH   45506          1            03/07/02         04
    0413505686                           05           04/01/02         25
    0413505686                           N            03/01/32
    0


    8236606          E22/G02             F          432,000.00         ZZ
                                         360        431,671.28          1
                                       7.375          2,983.72         80
                                       7.125          2,983.72
    SUNNYVALE        CA   94085          2            02/13/02         00
    0413563230                           05           04/01/02          0
    0413563230                           O            03/01/32
    0


    8236610          E22/G02             F          104,400.00         ZZ
                                         360        104,400.00          1
                                       7.750            747.93         95
                                       7.500            747.93
    BLUE ISLAND      IL   60406          1            03/07/02         04
    0413581562                           05           05/01/02         30
    0413581562                           O            04/01/32
    0


    8236616          E22/G02             F          200,000.00         ZZ
                                         360        199,855.24          1
                                       7.625          1,415.59         80
                                       7.375          1,415.59
    ESTES PARK       CO   80517          5            03/01/02         00
    0413607045                           05           04/01/02          0
    0413607045                           O            03/01/32
    0


    8236618          E22/G02             F           25,600.00         ZZ
                                         360         25,600.00          1
1


                                       8.375            194.58         80
                                       8.125            194.58
    FRESNO           CA   93705          1            03/04/02         00
    0413607235                           01           05/01/02          0
    0413607235                           N            04/01/32
    0


    8236622          E22/G02             F          102,150.00         ZZ
                                         360        102,084.86          1
                                       8.250            767.42         90
                                       8.000            767.42
    MADISON          WI   53704          2            03/04/02         01
    0413609959                           05           04/01/02         25
    0413609959                           O            03/01/32
    0


    8236634          E22/G02             F          288,000.00         ZZ
                                         360        288,000.00          1
                                       7.375          1,989.14         80
                                       7.125          1,989.14
    SEBASTOPOL       CA   95472          1            02/25/02         00
    0413632712                           05           05/01/02          0
    0413632712                           O            04/01/32
    0


    8236636          E22/G02             F          337,500.00         T
                                         360        337,290.23          1
                                       8.375          2,565.24         75
                                       8.125          2,565.24
    BEND             OR   97702          5            02/22/02         00
    0413632738                           05           04/01/02          0
    0413632738                           O            03/01/32
    0


    8236644          E22/G02             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       7.250          1,064.19         80
                                       7.000          1,064.19
    CARROLLTON       TX   75007          1            03/07/02         00
    0413650045                           03           05/01/02          0
    0413650045                           O            04/01/32
    0


    8236648          E22/G02             F           95,625.00         ZZ
                                         360         95,565.56          1
                                       8.375            726.82         75
                                       8.125            726.82
    BUDA             TX   78610          5            03/01/02         00
    0413657818                           05           04/01/02          0
1


    0413657818                           N            03/01/32
    0


    8236654          E22/G02             F          280,500.00         ZZ
                                         360        280,306.96          1
                                       7.875          2,033.82         85
                                       7.625          2,033.82
    MEMPHIS          TN   38111          5            03/01/02         10
    0413669524                           05           04/01/02         12
    0413669524                           O            03/01/32
    0


    8236656          E22/G02             F          371,000.00         ZZ
                                         360        371,000.00          1
                                       7.375          2,562.40         68
                                       7.125          2,562.40
    HERMOSA BEACH    CA   90254          5            03/01/02         00
    0413669763                           05           05/01/02          0
    0413669763                           O            04/01/32
    0


    8236678          E22/G02             F          367,850.00         ZZ
                                         360        367,850.00          1
                                       8.125          2,731.28         75
                                       7.875          2,731.28
    BIRMINGHAM       MI   48009          1            03/08/02         00
    0413719535                           05           05/01/02          0
    0413719535                           N            04/01/32
    0


    8236682          E22/G02             F           64,400.00         ZZ
                                         360         64,400.00          1
                                       7.625            455.82         70
                                       7.375            455.82
    MIAMI            FL   33138          1            03/07/02         00
    0413725987                           01           05/01/02          0
    0413725987                           N            04/01/32
    0


    8236702          E22/G02             F           37,500.00         ZZ
                                         360         37,500.00          1
                                       8.500            288.34         75
                                       8.250            288.34
    MIAMI            FL   33131          5            03/07/02         00
    0413743832                           01           05/01/02          0
    0413743832                           N            04/01/32
    0


1


    8236708          E22/G02             F          114,000.00         ZZ
                                         360        113,915.40          1
                                       7.500            797.10         80
                                       7.250            797.10
    GRESHAM          OR   97080          1            02/25/02         00
    0413748682                           09           04/01/02          0
    0413748682                           N            03/01/32
    0


    8236710          E22/G02             F           84,800.00         ZZ
                                         360         84,800.00          1
                                       7.375            585.69         80
                                       7.125            585.69
    HOLLYWOOD        FL   33020          1            03/07/02         00
    0413750274                           05           05/01/02          0
    0413750274                           O            04/01/32
    0


    8236722          E22/G02             F          227,050.00         ZZ
                                         360        227,050.00          1
                                       8.375          1,725.74         95
                                       8.125          1,725.74
    PLANO            TX   75025          1            03/07/02         04
    0413777897                           03           05/01/02         35
    0413777897                           O            04/01/32
    0


    8236726          E22/G02             F          244,140.00         ZZ
                                         360        244,140.00          1
                                       8.125          1,812.73         95
                                       7.875          1,812.73
    PLANO            TX   75025          1            03/07/02         04
    0413785775                           03           05/01/02         30
    0413785775                           O            04/01/32
    0


    8236952          E82/G02             F           74,000.00         ZZ
                                         360         73,945.08          1
                                       7.500            517.42         70
                                       7.250            517.42
    WARREN           MI   48091          5            02/28/02         00
    0400584272                           05           04/01/02          0
    0400584272                           O            03/01/32
    0


    8236954          E82/G02             F          298,500.00         ZZ
                                         360        298,500.00          1
                                       7.125          2,011.05         88
                                       6.875          2,011.05
1


    ARLINGTON        VA   22205          2            03/06/02         04
    0400559134                           05           05/01/02         25
    0400559134                           O            04/01/32
    0


    8237632          F28/G02             F          750,000.00         ZZ
                                         360        748,441.36          1
                                       7.875          5,438.02         63
                                       7.625          5,438.02
    COLTS NECK       NJ   07722          5            12/21/01         00
    0433735438                           05           02/01/02          0
    7951662                              O            01/01/32
    0


    8240880          N47/G02             F          232,000.00         ZZ
                                         360        232,000.00          2
                                       7.500          1,622.18         52
                                       7.250          1,622.18
    BERKELEY         CA   94703          5            03/12/02         00
    0433851573                           05           05/01/02          0
    20620242                             O            04/01/32
    0


    8242340          514/G02             F           76,800.00         ZZ
                                         360         76,179.73          1
                                       8.000            563.54         80
                                       7.750            563.54
    BRICK            NJ   08723          1            12/28/01         00
    0433778305                           05           02/01/02          0
    664162                               N            01/01/32
    0


    8242342          514/G02             F          357,000.00         ZZ
                                         360        356,468.44          1
                                       7.500          2,496.20         69
                                       7.250          2,496.20
    DAHLONEGA        GA   30533          2            01/30/02         00
    0433778289                           05           03/01/02          0
    805763                               O            02/01/32
    0


    8242344          514/G02             F          261,000.00         ZZ
                                         360        260,112.59          1
                                       8.000          1,915.13         90
                                       7.750          1,915.13
    DESTIN           FL   32541          1            10/29/01         19
    0433839156                           03           12/01/01         25
    803250                               N            11/01/31
    0
1




    8242352          514/G02             F          456,800.00         ZZ
                                         360        454,905.87          1
                                       7.000          3,039.10         80
                                       6.750          3,039.10
    DALLAS           TX   75230          1            10/19/01         00
    0433763208                           05           12/01/01          0
    802397                               O            11/01/31
    0


    8242354          514/G02             F           92,500.00         ZZ
                                         360         92,384.60          1
                                       8.375            703.07         90
                                       8.125            703.07
    DALLAS           TX   75238          1            01/31/02         04
    0433778388                           05           03/01/02         25
    805695                               O            02/01/32
    0


    8242356          514/G02             F          217,000.00         ZZ
                                         360        216,262.23          1
                                       8.000          1,592.27         58
                                       7.750          1,592.27
    ATLANTA          GA   30329          2            10/29/01         00
    0433778321                           03           12/01/01          0
    800240                               N            11/01/31
    0


    8242358          514/G02             F          203,900.00         ZZ
                                         360        202,544.88          1
                                       7.000          1,356.55         67
                                       6.750          1,356.55
    NOKESVILLE       VA   20181          5            11/26/01         00
    0433839115                           05           01/01/02          0
    755666                               O            12/01/31
    0


    8242360          514/G02             F          184,400.00         ZZ
                                         360        183,759.59          1
                                       6.750          1,196.01         74
                                       6.500          1,196.01
    ELMHURST         IL   60126          2            11/08/01         00
    0433766102                           05           01/01/02          0
    802872                               O            12/01/31
    0


    8242362          514/G02             F          239,400.00         ZZ
                                         360        239,077.67          1
1


                                       8.000          1,756.63         90
                                       7.750          1,756.63
    ROSWELL          GA   30076          1            01/07/02         04
    0433839172                           03           03/01/02         17
    805590                               O            02/01/32
    0


    8242364          514/G02             F          423,750.00         ZZ
                                         360        422,141.83          1
                                       8.375          3,220.81         75
                                       8.125          3,220.81
    BUFFALO GROVE    IL   60089          5            09/24/01         00
    0433839198                           05           11/01/01          0
    755875                               O            10/01/31
    0


    8242366          514/G02             F          465,000.00         ZZ
                                         360        464,104.33          1
                                       8.250          3,493.39         75
                                       8.000          3,493.39
    GILROY           CA   95020          1            12/18/01         00
    0433775673                           05           02/01/02          0
    702129                               O            01/01/32
    0


    8242368          514/G02             F          359,000.00         ZZ
                                         360        357,635.42          1
                                       6.750          2,328.47         75
                                       6.500          2,328.47
    CLEBURNE         TX   76031          2            11/16/01         00
    0433778313                           05           01/01/02          0
    802403                               O            12/01/31
    0


    8242372          514/G02             F          436,000.00         ZZ
                                         360        434,441.37          1
                                       7.750          3,123.56         80
                                       7.500          3,123.56
    EDGEWATER        MD   21037          5            10/18/01         00
    0433761608                           05           12/01/01          0
    763232                               O            11/01/31
    0


    8242374          514/G02             F          136,500.00         ZZ
                                         360        136,216.17          1
                                       7.500            954.43         72
                                       7.250            954.43
    RISING SUN       MD   21911          5            01/04/02         00
    0433778370                           05           03/01/02          0
1


    805182                               O            02/01/32
    0


    8242376          514/G02             F          448,000.00         ZZ
                                         360        447,298.93          1
                                       7.250          3,056.15         80
                                       7.000          3,056.15
    TYLER            TX   75703          2            01/28/02         00
    0433839099                           03           03/01/02          0
    806378                               O            02/01/32
    0


    8242380          514/G02             F          360,000.00         ZZ
                                         360        358,330.96          1
                                       7.375          2,486.43         80
                                       7.125          2,486.43
    DOUBLE OAK       TX   75077          1            09/27/01         00
    0433752862                           03           11/01/01          0
    755395                               O            10/01/31
    0


    8242382          514/G02             F          120,750.00         ZZ
                                         360        116,423.34          1
                                       7.375            833.99         83
                                       7.125            833.99
    JACKSONVILLE     FL   32256          1            12/06/01         19
    0433778404                           05           02/01/02         12
    809863                               O            01/01/32
    0


    8242384          514/G02             F          409,000.00         ZZ
                                         360        402,948.61          1
                                       8.000          3,001.10         64
                                       7.750          3,001.10
    THOUSAND OAKS    CA   91362          5            08/29/01         00
    0433777828                           05           10/01/01          0
    654610                               O            09/01/31
    0


    8242386          514/G02             F          454,950.00         ZZ
                                         360        453,620.27          1
                                       7.625          3,220.11         75
                                       7.375          3,220.11
    CARMEL           IN   46033          2            11/05/01         00
    0433839107                           03           01/01/02          0
    801754                               O            12/01/31
    0


1


    8242388          514/G02             F          130,000.00         ZZ
                                         360        129,701.41          1
                                       7.375            897.88         80
                                       7.125            897.88
    PONTE VEDRA BEA  FL   32082          2            12/14/01         00
    0433839164                           03           02/01/02          0
    804420                               O            01/01/32
    0


    8242390          514/G02             F          464,000.00         ZZ
                                         360        462,677.32          1
                                       7.750          3,324.15         80
                                       7.500          3,324.15
    WASHINGTON       DC   20016          1            11/15/01         00
    0433778263                           07           01/01/02          0
    800656                               O            12/01/31
    0


    8242398          514/G02             F          162,000.00         ZZ
                                         360        161,514.55          1
                                       7.500          1,132.73         53
                                       7.250          1,132.73
    NILES            IL   60714          2            11/07/01         00
    0433775731                           05           01/01/02          0
    802256                               O            12/01/31
    0


    8242404          514/G02             F          398,000.00         ZZ
                                         360        397,407.41          1
                                       7.500          2,782.87         73
                                       7.250          2,782.87
    YARDLEY          PA   19067          2            01/28/02         00
    0433839131                           05           03/01/02          0
    805588                               O            02/01/32
    0


    8242408          514/G02             F          242,550.00         ZZ
                                         360        242,082.80          1
                                       8.250          1,822.20         90
                                       8.000          1,822.20
    MARENGO          IL   60152          1            12/18/01         04
    0433775574                           05           02/01/02         25
    805240                               O            01/01/32
    0


    8242410          514/G02             F          115,500.00         ZZ
                                         360        115,076.69          1
                                       7.625            817.50         70
                                       7.375            817.50
1


    PANAMA CITY      FL   32408          1            10/19/01         00
    0433775772                           06           12/01/01          0
    802336                               O            11/01/31
    0


    8242412          514/G02             F          408,200.00         ZZ
                                         360        406,711.88          1
                                       6.500          2,580.10         80
                                       6.250          2,580.10
    HIGHLAND VILLAG  TX   75067          1            11/21/01         00
    0433839123                           03           01/01/02          0
    809642                               O            12/01/31
    0


    8242416          514/G02             F          334,000.00         ZZ
                                         360        332,895.27          1
                                       7.000          2,222.11         80
                                       6.750          2,222.11
    DALLAS           TX   75206          1            11/15/01         00
    0433839180                           05           01/01/02          0
    809652                               O            12/01/31
    0


    8242652          E46/G02             F           89,000.00         ZZ
                                         360         89,000.00          1
                                       7.125            599.61         44
                                       6.875            599.61
    CARVER           MA   02330          5            03/21/02         00
    0433819620                           05           05/01/02          0
    00510525                             O            04/01/32
    0


    8245472          A06/G02             F           80,500.00         ZZ
                                         360         80,500.00          1
                                       7.750            576.71         70
                                       7.500            576.71
    DETROIT          MI   48235          2            03/11/02         00
    0433824489                           05           05/01/02          0
    1000020204739                        N            04/01/32
    0


    8246106          U68/G02             F          158,000.00         ZZ
                                         360        158,000.00          1
                                       7.375          1,091.27         58
                                       7.125          1,091.27
    DELAND           FL   32720          5            03/12/02         00
    0433820891                           03           05/01/02          0
    02FL351021                           O            04/01/32
    0
1




    8246332          N74/G02             F           79,200.00         ZZ
                                         360         79,200.00          1
                                       7.250            540.28         90
                                       7.000            540.28
    DYERSBURG        TN   38024          2            03/06/02         10
    0433789104                           05           05/01/02         25
    0029935010                           O            04/01/32
    0


    8246358          N74/G02             F          105,450.00         ZZ
                                         360        105,450.00          1
                                       7.875            764.59         95
                                       7.625            764.59
    FOUNTAIN INN     SC   29644          2            03/05/02         10
    0433809555                           05           05/01/02         30
    0029931010                           O            04/01/32
    0


    8247866          A21/A21             F          632,000.00         ZZ
                                         360        632,000.00          1
                                       6.875          4,151.80         74
                                       6.625          4,151.80
    TENAFLY          NJ   07670          5            03/06/02         00
    0100120509                           05           05/01/02          0
    0100120509                           O            04/01/32
    0


    8251052          X19/G02             F          192,000.00         ZZ
                                         360        192,000.00          2
                                       7.500          1,342.49         80
                                       7.250          1,342.49
    PEEKSKILL        NY   10566          1            04/01/02         00
    0433847415                           05           05/01/02          0
    0134002518                           N            04/01/32
    0


    8252340          K15/G02             F          280,000.00         ZZ
                                         360        280,000.00          3
                                       7.375          1,933.89         80
                                       7.125          1,933.89
    BROOKLYN         NY   11233          5            03/18/02         00
    0433817095                           05           05/01/02          0
    011105300150                         O            04/01/32
    0


    8254398          U05/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
1


                                       7.500          1,006.87         75
                                       7.250          1,006.87
    NORTH HOLLYWOOD  CA   91602          5            03/15/02         00
    0433842689                           01           05/01/02          0
    3203855                              O            04/01/32
    0


    8256326          L16/G02             F          114,500.00         ZZ
                                         360        114,500.00          2
                                       8.250            860.20         38
                                       8.000            860.20
    DENVER           CO   80218          5            03/13/02         00
    0433820024                           05           05/01/02          0
    W0112274                             N            04/01/32
    0


    8258218          T44/G02             F          139,200.00         ZZ
                                         360        139,200.00          2
                                       7.750            997.25         74
                                       7.500            997.25
    SACRAMENTO       CA   95827          2            03/15/02         00
    0433827466                           05           05/01/02          0
    1034081                              N            04/01/32
    0


    8259006          R84/G02             F          132,650.00         ZZ
                                         360        132,650.00          1
                                       7.375            916.18         90
                                       7.125            916.18
    TACOMA           WA   98406          1            03/12/02         11
    0433812955                           05           05/01/02         25
    WA868244                             N            04/01/32
    0


    8260278          967/G02             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       7.250          1,173.34         80
                                       7.000          1,173.34
    RENTON           WA   98059          5            03/15/02         00
    0433894664                           05           05/01/02          0
    8726440                              O            04/01/32
    0


    8260330          E22/G02             F          340,000.00         ZZ
                                         360        339,753.92          1
                                       7.625          2,406.50         85
                                       7.375          2,406.50
    GREAT FALLS      MT   59405          2            03/04/02         04
    0413176595                           05           04/01/02         25
1


    0413176595                           O            03/01/32
    0


    8260334          E22/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       7.250          1,391.64         80
                                       7.000          1,391.64
    MINDEN           NV   89423          5            03/01/02         00
    0413359829                           03           05/01/02          0
    0413359829                           O            04/01/32
    0


    8260340          E22/G02             F          165,600.00         ZZ
                                         360        165,600.00          3
                                       8.250          1,244.10         90
                                       8.000          1,244.10
    MANCHESTER       NH   03103          1            03/08/02         01
    0413427584                           05           05/01/02         25
    0413427584                           N            04/01/32
    0


    8260346          E22/G02             F           51,500.00         ZZ
                                         360         51,500.00          1
                                       7.500            360.10         66
                                       7.250            360.10
    GAYLESVILLE      AL   35973          2            03/04/02         00
    0413501180                           03           05/01/02          0
    0413501180                           O            04/01/32
    0


    8260358          E22/G02             F          288,000.00         ZZ
                                         360        287,791.55          2
                                       7.625          2,038.45         90
                                       7.375          2,038.45
    BRONX            NY   10472          5            03/04/02         01
    0413552936                           05           04/01/02         25
    0413552936                           O            03/01/32
    0


    8260360          E22/G02             F          298,400.00         ZZ
                                         360        298,400.00          4
                                       7.375          2,060.97         80
                                       7.125          2,060.97
    MIAMI            FL   33154          5            03/04/02         00
    0413557687                           05           05/01/02          0
    0413557687                           O            04/01/32
    0


1


    8260362          E22/G02             F           84,800.00         ZZ
                                         360         84,800.00          1
                                       7.125            571.31         78
                                       6.875            571.31
    GAITHERSBURG     MD   20879          1            03/08/02         00
    0413559618                           09           05/01/02          0
    0413559618                           O            04/01/32
    0


    8260388          E22/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
                                       7.375            966.95         80
                                       7.125            966.95
    SAN ANTONIO      TX   78229          5            02/27/02         00
    0413627050                           01           05/01/02          0
    0413627050                           O            04/01/32
    0


    8260396          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.375          1,105.08         32
                                       7.125          1,105.08
    NEW BRAUNFELS    TX   78130          5            03/04/02         00
    0413637927                           05           05/01/02          0
    0413637927                           O            04/01/32
    0


    8260418          E22/G02             F          176,000.00         ZZ
                                         360        175,869.38          1
                                       7.500          1,230.62         80
                                       7.250          1,230.62
    DALLAS           TX   75287          5            02/28/02         00
    0413661653                           05           04/01/02          0
    0413661653                           O            03/01/32
    0


    8260424          E22/G02             F          296,000.00         ZZ
                                         360        296,000.00          1
                                       7.500          2,069.67         80
                                       7.250          2,069.67
    STONEHAM         MA   02180          1            03/08/02         00
    0413672593                           05           05/01/02          0
    0413672593                           O            04/01/32
    0


    8260438          E22/G02             F           97,750.00         ZZ
                                         360         97,750.00          1
                                       8.000            717.25         85
                                       7.750            717.25
1


    SPRINGFIELD      OR   97477          2            03/04/02         01
    0413688698                           05           05/01/02         25
    0413688698                           O            04/01/32
    0


    8260444          E22/G02             F           96,000.00         ZZ
                                         360         96,000.00          1
                                       7.875            696.07         80
                                       7.625            696.07
    JACKSONVILLE     FL   32204          5            03/04/02         00
    0413694449                           05           05/01/02          0
    0413694449                           O            04/01/32
    0


    8260456          E22/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
                                       7.875            362.53         42
                                       7.625            362.53
    JUPITER          FL   33477          1            03/08/02         00
    0413700113                           01           05/01/02          0
    0413700113                           O            04/01/32
    0


    8260460          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       6.875          1,708.01         80
                                       6.625          1,708.01
    AMARILLO         TX   79109          5            03/01/02         00
    0413703554                           05           05/01/02          0
    0413703554                           O            04/01/32
    0


    8260462          E22/G02             F          482,000.00         ZZ
                                         360        481,642.29          1
                                       7.500          3,370.21         72
                                       7.250          3,370.21
    LA HABRA         CA   90631          5            02/26/02         00
    0413704636                           03           04/01/02          0
    0413704636                           O            03/01/32
    0


    8260464          E22/G02             F          104,800.00         ZZ
                                         360        104,800.00          1
                                       8.375            796.56         80
                                       8.125            796.56
    ATLANTA          GA   30318          5            03/08/02         00
    0413705294                           05           05/01/02          0
    0413705294                           N            04/01/32
    0
1




    8260466          E22/G02             F           56,880.00         ZZ
                                         360         56,880.00          1
                                       7.500            397.71         90
                                       7.250            397.71
    SAINT ANN        MO   63074          1            03/08/02         04
    0413707050                           05           05/01/02         30
    0413707050                           O            04/01/32
    0


    8260470          E22/G02             F           84,000.00         ZZ
                                         360         84,000.00          1
                                       7.625            594.55         80
                                       7.375            594.55
    JUPITER          FL   33458          5            03/04/02         00
    0413711425                           09           05/01/02          0
    0413711425                           O            04/01/32
    0


    8260474          E22/G02             F          208,250.00         ZZ
                                         360        208,250.00          1
                                       7.250          1,420.63         85
                                       7.000          1,420.63
    CEDAREDGE        CO   81413          5            03/04/02         04
    0413713207                           05           05/01/02         12
    0413713207                           O            04/01/32
    0


    8260478          E22/G02             F          123,000.00         ZZ
                                         360        123,000.00          1
                                       7.500            860.03         77
                                       7.250            860.03
    EPSOM            NH   03234          1            03/08/02         00
    0413714221                           05           05/01/02          0
    0413714221                           O            04/01/32
    0


    8260482          E22/G02             F           46,400.00         ZZ
                                         240         46,322.44          1
                                       8.125            391.73         80
                                       7.875            391.73
    MANSFIELD        TX   76063          5            03/04/02         00
    0413715053                           05           04/01/02          0
    0413715053                           O            03/01/22
    0


    8260484          E22/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
1


                                       7.750            286.56         75
                                       7.500            286.56
    MOBILE           AL   36606          5            03/04/02         00
    0413715103                           05           05/01/02          0
    0413715103                           O            04/01/32
    0


    8260494          E22/G02             F          191,000.00         ZZ
                                         360        191,000.00          1
                                       7.500          1,335.50         75
                                       7.250          1,335.50
    NAPLES           FL   34117          5            03/04/02         00
    0413721747                           05           05/01/02          0
    0413721747                           O            04/01/32
    0


    8260512          E22/G02             F           82,500.00         T
                                         360         82,500.00          1
                                       8.000            605.36         56
                                       7.750            605.36
    ONEKAMA          MI   49675          2            03/08/02         00
    0413743501                           20           05/01/02          0
    0413743501                           O            04/01/32
    0


    8260526          E22/G02             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       7.250            907.29         95
                                       7.000            907.29
    DURANGO          CO   81301          1            03/08/02         04
    0413761958                           05           05/01/02         30
    0413761958                           O            04/01/32
    0


    8260538          E22/G02             F          136,800.00         ZZ
                                         360        136,800.00          3
                                       8.250          1,027.73         90
                                       8.000          1,027.73
    NEW HAVEN        CT   06511          1            03/08/02         04
    0413777152                           05           05/01/02         25
    0413777152                           N            04/01/32
    0


    8260546          E22/G02             F          204,800.00         ZZ
                                         360        204,800.00          1
                                       7.750          1,467.21         80
                                       7.500          1,467.21
    NORTH RICHLAND   TX   76180          2            03/08/02         00
    0413793712                           03           05/01/02          0
1


    0413793712                           N            04/01/32
    0


    8261024          E82/G02             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.375          2,624.57         80
                                       7.125          2,624.57
    WEST BRIDGEWATE  MA   02379          5            03/04/02         00
    0400488565                           05           05/01/02          0
    0400488565                           O            04/01/32
    0


    8261026          E82/G02             F           75,700.00         ZZ
                                         360         75,700.00          1
                                       7.250            516.41         65
                                       7.000            516.41
    CONROE           TX   77385          2            03/07/02         00
    0400577649                           05           05/01/02          0
    0400577649                           O            04/01/32
    0


    8261050          E82/G02             F          116,100.00         ZZ
                                         360        116,100.00          1
                                       7.125            782.19         68
                                       6.875            782.19
    MONTVILLE        CT   06370          2            03/07/02         00
    0400573002                           05           05/01/02          0
    1661702                              O            04/01/32
    0


    8261056          E82/G02             F          123,000.00         ZZ
                                         360        123,000.00          1
                                       7.375            849.53         55
                                       7.125            849.53
    DAWSONVILLE      GA   30534          5            03/07/02         00
    0400589800                           05           05/01/02          0
    0400589800                           O            04/01/32
    0


    8261064          E82/G02             F           92,600.00         ZZ
                                         360         92,600.00          1
                                       7.250            631.70         52
                                       7.000            631.70
    COVINGTON        LA   70433          2            03/07/02         00
    0400596383                           05           05/01/02          0
    1751603                              O            04/01/32
    0


1


    8262902          A52/G02             F          239,000.00         T
                                         360        239,000.00          2
                                       8.000          1,753.70         87
                                       7.750          1,753.70
    SAVANNAH         GA   31401          2            03/18/02         11
    0433831195                           05           05/01/02         25
    18616                                O            04/01/32
    0


    8265918          U05/G02             F          247,500.00         ZZ
                                         360        247,500.00          4
                                       7.875          1,794.55         90
                                       7.625          1,794.55
    LIGHTHOUSE POIN  FL   33064          1            03/15/02         01
    0433808953                           05           05/01/02         25
    3205187                              N            04/01/32
    0


    8267584          A06/G02             F          123,300.00         ZZ
                                         360        123,300.00          1
                                       7.250            841.13         90
                                       7.000            841.13
    ALLEN PARK       MI   48101          5            03/20/02         11
    0433819810                           05           05/01/02         25
    021000020201752                      O            04/01/32
    0


    8269572          B98/G02             F          417,000.00         ZZ
                                         360        417,000.00          1
                                       7.375          2,880.12         75
                                       7.125          2,880.12
    PALO ALTO        CA   94303          1            03/15/02         00
    0433828688                           01           05/01/02          0
    202017                               O            04/01/32
    0


    8272304          313/G02             F          456,000.00         ZZ
                                         360        455,626.22          1
                                       7.000          3,033.78         80
                                       6.750          3,033.78
    MOORPARK         CA   93021          5            02/05/02         00
    0433783305                           03           04/01/02          0
    8589269                              O            03/01/32
    0


    8272324          313/G02             F          500,000.00         ZZ
                                         360        499,558.86          1
                                       6.625          3,201.56         77
                                       6.375          3,201.56
1


    PLANTATION       FL   33324          5            11/26/01         00
    0433754587                           03           01/01/02          0
    8476798                              O            12/01/31
    0


    8275952          Q59/G02             F          148,000.00         ZZ
                                         360        148,000.00          1
                                       7.250          1,009.62         80
                                       7.000          1,009.62
    ONTARIO          CA   91764          5            03/18/02         00
    0433842655                           05           05/01/02          0
    400333                               O            04/01/32
    0


    8276226          405/405             F          430,000.00         ZZ
                                         360        429,638.74          1
                                       6.875          2,824.80         75
                                       6.500          2,824.80
    SAN FRANCISCO    CA   94134          5            02/22/02         00
    0018277327                           05           04/01/02          0
    0018277327                           O            03/01/32
    0


    8276228          405/405             F          586,000.00         ZZ
                                         360        585,507.69          1
                                       6.875          3,849.60         74
                                       6.500          3,849.60
    CARMEL VALLEY    CA   93924          5            02/25/02         00
    0018278069                           05           04/01/02          0
    0018278069                           O            03/01/32
    0


    8277016          E11/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       7.750          2,005.95         80
                                       7.500          2,005.95
    MINNEAPOLIS      MN   55417          1            03/29/02         00
    0433845252                           05           05/01/02          0
    0014001041626                        O            04/01/32
    0


    8278308          L20/G02             F          147,600.00         ZZ
                                         360        147,600.00          1
                                       7.250          1,006.89         80
                                       7.000          1,006.89
    SPARKS           NV   89436          2            03/20/02         00
    0433829801                           05           05/01/02          0
    611067                               O            04/01/32
    0
1




    8279012          P67/G02             F          101,250.00         ZZ
                                         360        101,250.00          3
                                       8.625            787.51         90
                                       8.375            787.51
    FITCHBURG        MA   01420          1            03/15/02         11
    0433842986                           05           05/01/02         25
    549001                               N            04/01/32
    0


    8282042          952/G02             F          397,000.00         ZZ
                                         360        397,000.00          1
                                       7.625          2,809.95         80
                                       7.375          2,809.95
    FORT LEE         NJ   07024          1            03/07/02         00
    0433808151                           01           05/01/02          0
    20025695                             O            04/01/32
    0


    8282938          822/G02             F           51,210.00         ZZ
                                         360         51,171.03          2
                                       7.375            353.70         90
                                       7.125            353.70
    PHILIDELPHIA     PA   19136          1            02/15/02         12
    0433794104                           05           04/01/02         25
    3636059793                           N            03/01/32
    0


    8283858          783/G02             F          171,000.00         ZZ
                                         360        171,000.00          1
                                       7.375          1,181.05         92
                                       7.125          1,181.05
    KENT             WA   98031          5            03/18/02         04
    0433839875                           05           05/01/02         30
    9420004167                           O            04/01/32
    0


    8284732          E82/G02             F          118,000.00         ZZ
                                         360        118,000.00          1
                                       7.375            815.00         80
                                       7.125            815.00
    SEMINOLE         FL   33776          5            03/08/02         00
    0400586020                           05           05/01/02          0
    0400586020                           O            04/01/32
    0


    8284746          E82/G02             F           94,300.00         ZZ
                                         360         94,300.00          1
1


                                       7.250            643.29         80
                                       7.000            643.29
    LAS VEGAS        NV   89129          2            03/08/02         00
    0400598678                           01           05/01/02          0
    4043836                              O            04/01/32
    0


    8284750          E82/G02             F          139,000.00         ZZ
                                         360        139,000.00          1
                                       7.125            936.47         79
                                       6.875            936.47
    ARLINGTON        TX   76001          2            03/08/02         00
    0400587952                           05           05/01/02          0
    0400587952                           O            04/01/32
    0


    8284756          E82/G02             F           57,000.00         ZZ
                                         360         57,000.00          1
                                       7.375            393.68         55
                                       7.125            393.68
    OSSIPEE          NH   03814          2            03/08/02         00
    0400587242                           05           05/01/02          0
    0400587242                           O            04/01/32
    0


    8284772          E82/G02             F          152,300.00         ZZ
                                         360        152,300.00          1
                                       7.625          1,077.97         57
                                       7.375          1,077.97
    PEORIA           AZ   85382          2            03/05/02         00
    0400573176                           05           05/01/02          0
    1987563                              O            04/01/32
    0


    8284774          E82/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       7.000            948.06         95
                                       6.750            948.06
    WARREN           ME   04864          2            03/08/02         04
    0400578654                           05           05/01/02         30
    3803439                              O            04/01/32
    0


    8285710          E22/G02             F           94,000.00         ZZ
                                         360         93,930.24          1
                                       7.500            657.26         36
                                       7.250            657.26
    FRIENDSWOOD      TX   77546          5            02/26/02         00
    0413085762                           05           04/01/02          0
1


    0413085762                           O            03/01/32
    0


    8285726          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.125          1,852.73         66
                                       6.875          1,852.73
    SAN RAMON        CA   94583          2            03/05/02         00
    0413408816                           03           05/01/02          0
    0413408816                           O            04/01/32
    0


    8285728          E22/G02             F          107,750.00         ZZ
                                         360        107,670.04          1
                                       7.500            753.40         76
                                       7.250            753.40
    CROSBY           TX   77532          5            03/05/02         00
    0413421942                           03           04/01/02          0
    0413421942                           O            03/01/32
    0


    8285744          E22/G02             F          226,500.00         ZZ
                                         360        226,327.65          4
                                       7.375          1,564.38         66
                                       7.125          1,564.38
    EL MONTE         CA   91732          2            02/20/02         00
    0413530809                           05           04/01/02          0
    0413530809                           N            03/01/32
    0


    8285746          E22/G02             F           61,400.00         ZZ
                                         360         61,400.00          1
                                       8.000            450.53         90
                                       7.750            450.53
    CHICAGO          IL   60636          1            03/11/02         04
    0413547274                           05           05/01/02         25
    0413547274                           N            04/01/32
    0


    8285748          E22/G02             F          132,000.00         ZZ
                                         360        131,904.46          1
                                       7.625            934.29         80
                                       7.375            934.29
    WILSON           NC   27896          5            02/28/02         00
    0413553629                           05           04/01/02          0
    0413553629                           O            03/01/32
    0


1


    8285750          E22/G02             F          182,000.00         ZZ
                                         360        182,000.00          1
                                       7.250          1,241.56         80
                                       7.000          1,241.56
    TUCSON           AZ   85704          5            02/28/02         00
    0413557257                           05           05/01/02          0
    0413557257                           O            04/01/32
    0


    8285782          E22/G02             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       7.125          1,179.01         78
                                       6.875          1,179.01
    FULLERTON        CA   92832          5            02/26/02         00
    0413617226                           05           05/01/02          0
    0413617226                           O            04/01/32
    0


    8285788          E22/G02             F          497,000.00         ZZ
                                         360        497,000.00          1
                                       7.125          3,348.38         70
                                       6.875          3,348.38
    ROSEVILLE        CA   95661          5            03/01/02         00
    0413623448                           05           05/01/02          0
    0413623448                           O            04/01/32
    0


    8285806          E22/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       7.625          1,443.90         80
                                       7.375          1,443.90
    BYERS            CO   80103          2            03/06/02         00
    0413649815                           05           05/01/02          0
    0413649815                           O            04/01/32
    0


    8285818          E22/G02             F          101,000.00         ZZ
                                         360        100,926.90          1
                                       7.625            714.87         70
                                       7.375            714.87
    HOUSTON          TX   77379          5            03/04/02         00
    0413653668                           03           04/01/02          0
    0413653668                           O            03/01/32
    0


    8285820          E22/G02             F          150,000.00         ZZ
                                         360        149,885.86          1
                                       7.375          1,036.01         75
                                       7.125          1,036.01
1


    LEXINGTON        KY   40513          5            03/05/02         00
    0413654906                           03           04/01/02          0
    0413654906                           O            03/01/32
    0


    8285824          E22/G02             F          167,200.00         ZZ
                                         360        167,200.00          1
                                       7.500          1,169.09         95
                                       7.250          1,169.09
    STRATFORD        CT   06614          5            03/06/02         01
    0413660036                           05           05/01/02         30
    0413660036                           O            04/01/32
    0


    8285826          E22/G02             F          147,500.00         ZZ
                                         360        147,500.00          1
                                       7.250          1,006.21         87
                                       7.000          1,006.21
    TUSCALOOSA       AL   35401          2            03/06/02         04
    0413661281                           05           05/01/02         25
    0413661281                           O            04/01/32
    0


    8285828          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.125            808.46         73
                                       6.875            808.46
    HOUSTON          TX   77009          5            03/06/02         00
    0413665589                           05           05/01/02          0
    0413665589                           O            04/01/32
    0


    8285834          E22/G02             F          205,000.00         ZZ
                                         360        204,840.08          1
                                       7.250          1,398.46         66
                                       7.000          1,398.46
    GARDEN GROVE     CA   92841          5            02/21/02         00
    0413666827                           05           04/01/02          0
    0413666827                           O            03/01/32
    0


    8285844          E22/G02             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       7.500            908.98         80
                                       7.250            908.98
    HOUSTON          TX   77077          5            03/06/02         00
    0413678699                           03           05/01/02          0
    0413678699                           O            04/01/32
    0
1




    8285846          E22/G02             F           94,000.00         ZZ
                                         360         94,000.00          1
                                       8.250            706.19         76
                                       8.000            706.19
    ALPENA           MI   49707          2            03/06/02         00
    0413680422                           27           05/01/02          0
    0413680422                           O            04/01/32
    0


    8285848          E22/G02             F           75,600.00         ZZ
                                         360         75,600.00          1
                                       8.250            567.96         93
                                       8.000            567.96
    LAWRENCE         MA   01841          5            03/05/02         04
    0413681677                           01           05/01/02         30
    0413681677                           O            04/01/32
    0


    8285866          E22/G02             F           56,401.00         ZZ
                                         360         56,360.18          1
                                       7.625            399.20         80
                                       7.375            399.20
    APPLE VALLEY     CA   92308          1            02/28/02         00
    0413699372                           05           04/01/02          0
    0413699372                           N            03/01/32
    0


    8285870          E22/G02             F           81,000.00         ZZ
                                         360         81,000.00          1
                                       7.375            559.45         85
                                       7.125            559.45
    SEMINOLE         FL   33776          5            03/05/02         04
    0413699893                           05           05/01/02         12
    0413699893                           O            04/01/32
    0


    8285884          E22/G02             F           82,700.00         ZZ
                                         360         82,700.00          1
                                       7.125            557.17         78
                                       6.875            557.17
    ARLINGTON        VA   22204          5            03/05/02         00
    0413706326                           06           05/01/02          0
    0413706326                           O            04/01/32
    0


    8285912          E22/G02             F          181,800.00         ZZ
                                         360        181,800.00          4
1


                                       8.250          1,365.80         90
                                       8.000          1,365.80
    SALT LAKE CITY   UT   84104          1            03/06/02         04
    0413722281                           05           05/01/02         25
    0413722281                           N            04/01/32
    0


    8285914          E22/G02             F          189,000.00         ZZ
                                         360        189,000.00          3
                                       8.250          1,419.89         90
                                       8.000          1,419.89
    SALT LAKE CITY   UT   84104          1            03/06/02         04
    0413722521                           05           05/01/02         25
    0413722521                           N            04/01/32
    0


    8285916          E22/G02             F          198,000.00         ZZ
                                         360        198,000.00          1
                                       7.250          1,350.71         90
                                       7.000          1,350.71
    SEATTLE          WA   98178          5            03/04/02         04
    0413722554                           05           05/01/02         25
    0413722554                           O            04/01/32
    0


    8285918          E22/G02             F          288,000.00         ZZ
                                         360        288,000.00          1
                                       7.500          2,013.74         80
                                       7.250          2,013.74
    AUSTIN           TX   78747          5            03/06/02         00
    0413722950                           05           05/01/02          0
    0413722950                           O            04/01/32
    0


    8285920          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.375            828.81         80
                                       7.125            828.81
    FT MYERS         FL   33919          5            03/06/02         00
    0413723123                           05           05/01/02          0
    0413723123                           O            04/01/32
    0


    8285942          E22/G02             F          237,500.00         ZZ
                                         360        237,500.00          1
                                       8.125          1,763.43         95
                                       7.875          1,763.43
    WOODBRIDGE       NJ   08863          5            03/06/02         04
    0413731787                           05           05/01/02         30
1


    0413731787                           O            04/01/32
    0


    8285958          E22/G02             F          347,000.00         ZZ
                                         360        347,000.00          1
                                       7.375          2,396.64         73
                                       7.125          2,396.64
    VANCOUVER        WA   98683          2            02/28/02         00
    0413738576                           05           05/01/02          0
    0413738576                           O            04/01/32
    0


    8285960          E22/G02             F          190,400.00         ZZ
                                         360        190,400.00          1
                                       8.125          1,413.71         80
                                       7.875          1,413.71
    ROANOKE          TX   76262          5            03/05/02         00
    0413738774                           05           05/01/02          0
    0413738774                           O            04/01/32
    0


    8285964          E22/G02             F           56,050.00         ZZ
                                         360         56,050.00          1
                                       7.875            406.40         80
                                       7.625            406.40
    ALBUQUERQUE      NM   87112          1            03/08/02         00
    0413741828                           05           05/01/02          0
    0413741828                           N            04/01/32
    0


    8285968          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.375          1,049.83         95
                                       7.125          1,049.83
    COLORADO SPRING  CO   80918          1            03/11/02         04
    0413744228                           05           05/01/02         30
    0413744228                           O            04/01/32
    0


    8285974          E22/G02             F          215,350.00         ZZ
                                         240        215,350.00          1
                                       7.000          1,669.61         65
                                       6.750          1,669.61
    TABERNASH        CO   80478          1            03/11/02         00
    0413756685                           05           05/01/02          0
    0413756685                           N            04/01/22
    0


1


    8285988          E22/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.000          2,395.09         75
                                       6.750          2,395.09
    SANTA ROSA       CA   95409          1            02/27/02         00
    0413762659                           05           05/01/02          0
    0413762659                           N            04/01/32
    0


    8286008          E22/G02             F           81,000.00         ZZ
                                         360         81,000.00          1
                                       7.875            587.31         69
                                       7.625            587.31
    HARRISON TOWNSH  MI   48045          1            03/11/02         00
    0413785213                           05           05/01/02          0
    0413785213                           N            04/01/32
    0


    8286014          E22/G02             F          153,000.00         ZZ
                                         360        153,000.00          3
                                       8.375          1,162.91         90
                                       8.125          1,162.91
    NORTH RICHLAND   TX   76180          1            03/11/02         04
    0413800939                           05           05/01/02         25
    0413800939                           N            04/01/32
    0


    8287692          K39/G02             F          391,200.00         ZZ
                                         360        391,200.00          1
                                       7.250          2,668.68         80
                                       7.000          2,668.68
    NEW HOPE         PA   18938          5            03/21/02         00
    0433880309                           05           05/01/02          0
    0894248373                           O            04/01/32
    0


    8289142          950/G02             F          169,000.00         ZZ
                                         360        169,000.00          1
                                       7.250          1,152.88         42
                                       7.000          1,152.88
    DANVILLE         CA   94526          1            03/06/02         00
    0433893989                           09           05/01/02          0
    A3202017                             N            04/01/32
    0


    8290810          N47/G02             F           93,900.00         ZZ
                                         360         93,900.00          1
                                       6.750            609.03         36
                                       6.500            609.03
1


    BENICIA          CA   94510          5            03/18/02         00
    0433866944                           05           05/01/02          0
    20320311                             N            04/01/32
    0


    8291070          B39/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       8.250            931.57         80
                                       8.000            931.57
    ST ANTHONY       MN   55418          5            03/22/02         00
    0433828365                           05           05/01/02          0
    20020672F                            O            04/01/32
    0


    8291136          313/G02             F          250,000.00         ZZ
                                         360        249,809.77          1
                                       7.375          1,726.69         68
                                       7.125          1,726.69
    SILVER SPRING    MD   20910          2            02/27/02         00
    0433802840                           05           04/01/02          0
    0008631376                           O            03/01/32
    0


    8292318          420/G02             F          243,600.00         ZZ
                                         360        243,600.00          1
                                       8.375          1,851.54         80
                                       8.125          1,851.54
    FAIRFIELD        CA   94533          1            03/21/02         00
    0433847225                           05           05/01/02          0
    72000289                             O            04/01/32
    0


    8292918          975/G02             F          149,500.00         ZZ
                                         360        149,500.00          1
                                       7.625          1,058.15         65
                                       7.375          1,058.15
    SANTA ANA        CA   92707          5            03/13/02         00
    0433835220                           05           05/01/02          0
    2020988                              N            04/01/32
    0


    8294076          T44/G02             F           96,477.00         ZZ
                                         360         96,477.00          1
                                       7.750            691.17         65
                                       7.500            691.17
    RANCHO CORDOVA   CA   95670          5            03/18/02         00
    0433827474                           05           05/01/02          0
    1034111                              N            04/01/32
    0
1




    8294292          757/G02             F          332,500.00         ZZ
                                         360        332,500.00          1
                                       8.250          2,497.96         95
                                       8.000          2,497.96
    ELLENWOOD        GA   30294          1            03/25/02         14
    0433822699                           05           05/01/02         30
    1000626505                           O            04/01/32
    0


    8297378          G34/G02             F          124,000.00         ZZ
                                         360        123,405.80          1
                                       8.000            909.87         90
                                       7.750            909.87
    LAS VEGAS        NV   89141          1            08/29/01         11
    0433827805                           03           10/01/01         25
    1073995                              N            09/01/31
    0


    8298194          N47/G02             F           93,900.00         ZZ
                                         360         93,900.00          1
                                       6.750            609.03         38
                                       6.500            609.03
    VALLEJO          CA   94589          5            03/18/02         00
    0433867108                           05           05/01/02          0
    20320315                             N            04/01/32
    0


    8298942          J40/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.000          1,995.91         80
                                       6.750          1,995.91
    ATLANTA          GA   30319          2            03/18/02         00
    0433878782                           07           05/01/02          0
    7746816                              O            04/01/32
    0


    8299710          P59/G02             F          238,500.00         ZZ
                                         360        238,500.00          2
                                       8.250          1,791.78         90
                                       8.000          1,791.78
    LOMPOC           CA   93436          1            03/14/02         01
    0433811148                           05           05/01/02         25
    AT003800                             N            04/01/32
    0


    8300768          U05/G02             F          371,000.00         ZZ
                                         360        371,000.00          1
1


                                       7.125          2,499.50         61
                                       6.875          2,499.50
    AUSTIN           TX   78733          5            03/20/02         00
    0433841103                           03           05/01/02          0
    3208981                              O            04/01/32
    0


    8303422          313/G02             F          145,000.00         ZZ
                                         360        145,000.00          1
                                       7.375          1,001.48         75
                                       7.125          1,001.48
    CEDAR HILL       TX   75104          1            03/29/02         00
    0433871928                           05           05/01/02          0
    0008680837                           O            04/01/32
    0


    8303518          U05/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       7.500          1,164.19         71
                                       7.250          1,164.19
    SOUTHLAKE        TX   76092          5            03/20/02         00
    0433876083                           05           05/01/02          0
    3211916                              O            04/01/32
    0


    8306934          E23/G02             F          377,600.00         ZZ
                                         360        377,600.00          1
                                       7.875          2,737.86         80
                                       7.625          2,737.86
    SONOMA           CA   95476          5            03/14/02         00
    0433830262                           05           05/01/02          0
    62000937                             O            04/01/32
    0


    8306938          E23/G02             F          151,900.00         ZZ
                                         360        151,900.00          1
                                       7.500          1,062.11         90
                                       7.250          1,062.11
    LA QUINTA        CA   92253          1            03/01/02         10
    0433830742                           05           05/01/02         25
    51012165                             O            04/01/32
    0


    8306942          E23/G02             F          452,000.00         ZZ
                                         360        452,000.00          1
                                       7.750          3,238.18         80
                                       7.500          3,238.18
    ALBUQUERQUE      NM   87111          5            03/19/02         00
    0433897592                           03           05/01/02          0
1


    41003477                             O            04/01/32
    0


    8306958          E23/G02             F          186,300.00         ZZ
                                         360        186,300.00          1
                                       7.250          1,270.89         80
                                       7.000          1,270.89
    CORONA           CA   92882          1            03/19/02         00
    0433832235                           05           05/01/02          0
    51012871                             O            04/01/32
    0


    8307152          E23/G02             F          175,200.00         ZZ
                                         360        175,200.00          1
                                       7.125          1,180.35         80
                                       6.875          1,180.35
    EL CAJON         CA   92019          1            03/20/02         00
    0433831179                           01           05/01/02          0
    11010021                             N            04/01/32
    0


    8307164          E23/G02             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       7.375          1,830.29         80
                                       7.125          1,830.29
    GARDEN GROVE     CA   92840          5            03/20/02         00
    0433864998                           05           05/01/02          0
    62001374                             O            04/01/32
    0

   TOTAL NUMBER OF LOANS   :      2,437

   TOTAL ORIGINAL BALANCE  :   423,086,031.00

   TOTAL PRINCIPAL BALANCE :   422,655,259.06

   TOTAL ORIGINAL P+I      :     2,982,558.29

   TOTAL CURRENT P+I       :     2,982,558.29


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS


                               Schedule of Discount Fractions

    Loan Number     Current Balance    Net Mortgage Rate  Discount Fraction   PO Balance
      5549478         $55,814.78            6.720%             0.4444%          $248.07
      5595150         $117,195.00           6.720%             0.4444%          $520.87
      5899822         $262,751.08           6.470%             4.1481%        $10,899.30
      5997242         $48,898.34            6.345%             6.0000%         $2,933.90
      6013784         $326,915.09           6.720%             0.4444%         $1,452.96
      6024690         $55,173.22            6.220%             7.8519%         $4,332.12
      6125734         $53,318.64            6.595%             2.2963%         $1,224.35
      6170388         $116,782.93           6.345%             6.0000%         $7,006.98
      6185420         $569,119.56           6.720%             0.4444%         $2,529.42
      6272976         $54,474.74            6.720%             0.4444%          $242.11
      6554384         $81,728.77            6.720%             0.4444%          $363.24
      6565230         $51,823.77            6.595%             2.2963%         $1,190.03
      6587590         $119,603.11           6.720%             0.4444%          $531.57
      6596344         $87,038.31            6.220%             7.8519%         $6,834.12
      6627702         $219,400.12           6.220%             7.8519%        $17,226.97
      6731292         $48,634.59            6.595%             2.2963%         $1,116.79
      6813378         $54,306.06            6.345%             6.0000%         $3,258.36
      6888543         $243,950.00           6.595%             2.2963%         $5,601.81
      6888671         $85,500.00            6.720%             0.4444%          $380.00
      6893247         $187,892.01           6.595%             2.2963%         $4,314.56
      6906177         $289,750.00           6.720%             0.4444%         $1,287.78
      6907943         $263,500.00           6.720%             0.4444%         $1,171.11
      6910327         $153,900.00           6.595%             2.2963%         $3,534.00
      6910736         $55,683.28            6.720%             0.4444%          $247.48
      6912035         $300,700.00           6.720%             0.4444%         $1,336.44
      6933325         $84,834.34            6.595%             2.2963%         $1,948.05
      6933343         $159,868.85           6.720%             0.4444%          $710.53
      6933401         $248,000.00           6.470%             4.1481%        $10,287.41
      6952205         $409,537.47           6.345%             6.0000%        $24,572.25
      6981881         $171,900.00           6.595%             2.2963%         $3,947.33
      6982051         $81,000.00            6.470%             4.1481%         $3,360.00
      6986323         $90,500.00            6.720%             0.4444%          $402.22
      7002238         $195,677.73           6.720%             0.4444%          $869.68
      7005315         $216,200.00           6.720%             0.4444%          $960.89
      7031031         $108,908.43           6.595%             2.2963%         $2,500.86
      7031251         $102,915.57           6.720%             0.4444%          $457.40
      7033505         $124,000.00           6.595%             2.2963%         $2,847.41
      7033537         $93,700.00            6.595%             2.2963%         $2,151.63
      7047051         $383,695.04           6.595%             2.2963%         $8,810.78
      7047553         $345,000.00           6.470%             4.1481%        $14,311.11
      7047565         $440,000.00           6.470%             4.1481%        $18,251.85
      7047579         $372,000.00           6.470%             4.1481%        $15,431.11
      7047581         $472,000.00           6.720%             0.4444%         $2,097.78
      7047587         $600,000.00           6.470%             4.1481%        $24,888.89
      7047607         $368,000.00           6.595%             2.2963%         $8,450.37
      7047639         $494,400.00           6.595%             2.2963%        $11,352.89
      7047659         $586,500.00           6.470%             4.1481%        $24,328.89
      7047667         $510,000.00           6.595%             2.2963%        $11,711.11
      7047743         $535,000.00           6.470%             4.1481%        $22,192.59
      7070381         $529,243.67           6.720%             0.4444%         $2,352.19
      7070507         $395,000.00           6.720%             0.4444%         $1,755.56
      7070603         $99,827.32            6.470%             4.1481%         $4,140.99
      7070713         $289,231.85           6.595%             2.2963%         $6,641.62


 Thursday, April 25, 2002                                                       Page 1 of 4


      7071603         $96,920.48            6.720%             0.4444%          $430.76
      7071657         $206,821.78           6.470%             4.1481%         $8,579.27
      7071663         $140,884.42           6.720%             0.4444%          $626.15
      7073759         $304,400.00           6.595%             2.2963%         $6,989.93
      7083253         $112,000.00           6.720%             0.4444%          $497.78
      7087715        $1,000,000.00          6.720%             0.4444%         $4,444.44
      7091389         $220,000.00           6.720%             0.4444%          $977.78
      7091393         $231,809.82           6.720%             0.4444%         $1,030.27
      7091409         $317,600.00           6.720%             0.4444%         $1,411.56
      7098742         $420,041.01           6.595%             2.2963%         $9,645.39
      7106445         $134,615.00           6.595%             2.2963%         $3,091.16
      7109484         $414,659.82           6.720%             0.4444%         $1,842.93
      7128327         $129,500.00           6.595%             2.2963%         $2,973.70
      7128341         $185,000.00           6.720%             0.4444%          $822.22
      7128811         $82,400.00            6.720%             0.4444%          $366.22
      7146895         $90,000.00            6.720%             0.4444%          $400.00
      7146957         $136,700.00           6.345%             6.0000%         $8,202.00
      7147511         $442,019.10           6.470%             4.1481%        $18,335.61
      7147517         $170,434.39           6.720%             0.4444%          $757.49
      7147991         $316,840.07           6.720%             0.4444%         $1,408.18
      7160472         $48,420.25            6.720%             0.4444%          $215.20
      7168183         $330,000.00           6.720%             0.4444%         $1,466.67
      7184882         $54,215.54            6.720%             0.4444%          $240.96
      7209330         $36,986.02            6.470%             4.1481%         $1,534.23
      7230453         $159,000.00           6.470%             4.1481%         $6,595.56
      7246105         $170,000.00           6.720%             0.4444%          $755.56
      7272345         $171,000.00           6.595%             2.2963%         $3,926.67
      7292330         $323,467.29           6.720%             0.4444%         $1,437.63
      7294711         $240,000.00           6.720%             0.4444%         $1,066.67
      7321147         $247,047.33           6.720%             0.4444%         $1,097.99
      7321223         $548,549.98           6.720%             0.4444%         $2,438.00
      7321235         $117,847.11           6.595%             2.2963%         $2,706.12
      7325199         $342,000.00           6.720%             0.4444%         $1,520.00
      7330979         $634,479.50           6.470%             4.1481%        $26,319.15
      7331071         $439,200.00           6.470%             4.1481%        $18,218.67
      7331101         $570,000.00           6.470%             4.1481%        $23,644.44
      7331127         $492,000.00           6.470%             4.1481%        $20,408.89
      7331167         $600,000.00           6.470%             4.1481%        $24,888.89
      7331175         $427,500.00           6.720%             0.4444%         $1,900.00
      7331179         $420,000.00           6.470%             4.1481%        $17,422.22
      7331235         $435,000.00           6.470%             4.1481%        $18,044.44
      7331275         $416,000.00           6.470%             4.1481%        $17,256.30
      7345676         $93,366.77            6.720%             0.4444%          $414.96
      7348351         $143,402.87           6.720%             0.4444%          $637.35
      7349391         $112,000.00           6.470%             4.1481%         $4,645.93
      7363826         $39,936.63            6.345%             6.0000%         $2,396.20
      7475694         $387,059.17           6.720%             0.4444%         $1,720.26
      7477678         $36,877.59            6.720%             0.4444%          $163.90
      7477848         $47,820.74            6.095%             9.7037%         $4,640.38
      7486758         $452,236.66           6.595%             2.2963%        $10,384.69
      7491348         $68,686.87            6.720%             0.4444%          $305.28
      7512820         $94,428.49            6.220%             7.8519%         $7,414.39
      7522468         $174,712.27           6.720%             0.4444%          $776.50
      7546900         $494,165.89           6.595%             2.2963%        $11,347.51
      7558032         $109,909.83           6.720%             0.4444%          $488.49
      7578270         $179,852.46           6.720%             0.4444%          $799.34
      7584276         $89,500.00            6.470%             4.1481%         $3,712.59


 Thursday, April 25, 2002                                                       Page 2 of 4


      7603148         $119,901.64           6.720%             0.4444%          $532.90
      7622408         $150,860.55           6.720%             0.4444%          $670.49
      7680512         $299,747.96           6.595%             2.2963%         $6,883.10
      7733850         $67,500.00            6.720%             0.4444%          $300.00
      7736126         $82,943.41            6.720%             0.4444%          $368.64
      7739866         $54,614.24            6.595%             2.2963%         $1,254.10
      7740014         $46,883.73            6.720%             0.4444%          $208.37
      7740206         $51,130.32            6.720%             0.4444%          $227.25
      7740208         $51,671.87            6.720%             0.4444%          $229.65
      7740210         $49,876.34            6.720%             0.4444%          $221.67
      7740212         $49,876.34            6.720%             0.4444%          $221.67
      7752404         $66,500.00            6.720%             0.4444%          $295.56
      7812904         $42,838.42            6.470%             4.1481%         $1,777.00
      7813010         $42,893.61            6.720%             0.4444%          $190.64
      7813030         $49,863.64            6.220%             7.8519%         $3,915.22
      7813032         $49,863.64            6.220%             7.8519%         $3,915.22
      7813112         $64,921.02            6.595%             2.2963%         $1,490.78
      7813142         $224,415.56           6.470%             4.1481%         $9,309.09
      7813270         $50,058.49            6.345%             6.0000%         $3,003.51
      7813562         $45,088.19            6.720%             0.4444%          $200.39
      7819490         $99,316.49            6.595%             2.2963%         $2,280.60
      7824326         $310,000.00           6.720%             0.4444%         $1,377.78
      7899004         $505,130.14           5.970%            11.5556%        $58,370.59
      7941862         $390,679.50           6.720%             0.4444%         $1,736.35
      7957792         $87,926.07            6.595%             2.2963%         $2,019.04
      7969274         $80,430.24            6.595%             2.2963%         $1,846.92
      7980472         $173,857.37           6.720%             0.4444%          $772.70
      8002406         $184,844.58           6.595%             2.2963%         $4,244.58
      8016390         $479,556.59           6.720%             0.4444%         $2,131.36
      8025866         $415,659.01           6.720%             0.4444%         $1,847.37
      8052170         $37,506.97            6.720%             0.4444%          $166.70
      8052364         $143,697.56           6.470%             4.1481%         $5,960.79
      8052400         $139,653.70           6.720%             0.4444%          $620.68
      8052436         $67,374.53            6.470%             4.1481%         $2,794.80
      8052460         $91,051.07            6.595%             2.2963%         $2,090.80
      8061184         $93,000.00            6.720%             0.4444%          $413.33
      8068754         $500,000.00           6.470%             4.1481%        $20,740.74
      8069018         $236,800.00           6.220%             7.8519%        $18,593.19
      8070484         $103,912.62           6.595%             2.2963%         $2,386.14
      8080614         $197,683.78           6.595%             2.2963%         $4,539.41
      8090880         $108,685.84           6.720%             0.4444%          $483.05
      8091150         $81,831.20            6.595%             2.2963%         $1,879.09
      8103616         $250,000.00           6.720%             0.4444%         $1,111.11
      8111564         $152,868.27           6.470%             4.1481%         $6,341.20
      8111702         $119,801.72           6.720%             0.4444%          $532.45
      8136234         $372,000.00           6.720%             0.4444%         $1,653.33
      8154578         $94,344.61            6.720%             0.4444%          $419.31
      8154612         $252,584.01           6.720%             0.4444%         $1,122.60
      8170930         $139,766.67           6.720%             0.4444%          $621.19
      8170996         $128,694.42           6.720%             0.4444%          $571.98
      8171066         $176,655.08           6.720%             0.4444%          $785.13
      8176994         $240,068.42           6.470%             4.1481%         $9,958.39
      8177026         $419,655.73           6.720%             0.4444%         $1,865.14
      8177094         $314,360.53           6.720%             0.4444%         $1,397.16
      8177106         $578,998.45           6.470%             4.1481%        $24,017.71
      8177124         $561,572.89           6.595%             2.2963%        $12,895.38
      8187432         $299,741.71           6.470%             4.1481%        $12,433.73


 Thursday, April 25, 2002                                                       Page 3 of 4

      8187616         $455,000.00           6.720%             0.4444%         $2,022.22
      8197656         $517,000.00           6.595%             2.2963%        $11,871.85
      8200054         $328,723.60           6.595%             2.2963%         $7,548.47
      8212532         $93,000.00            6.720%             0.4444%          $413.33
      8213422         $144,500.00           6.595%             2.2963%         $3,318.15
      8213456         $299,747.96           6.595%             2.2963%         $6,883.10
      8242352         $454,905.87           6.720%             0.4444%         $2,021.80
      8242358         $202,544.88           6.720%             0.4444%          $900.20
      8242360         $183,759.59           6.470%             4.1481%         $7,622.62
      8242368         $357,635.42           6.470%             4.1481%        $14,835.25
      8242412         $406,711.88           6.220%             7.8519%        $31,934.41
      8242416         $332,895.27           6.720%             0.4444%         $1,479.53
      8247866         $632,000.00           6.595%             2.2963%        $14,512.59
      8260460         $260,000.00           6.595%             2.2963%         $5,970.37
      8272304         $455,626.22           6.720%             0.4444%         $2,025.01
      8272324         $499,558.86           6.345%             6.0000%        $29,973.53
      8276226         $429,638.74           6.470%             4.1481%        $17,822.05
      8276228         $585,507.69           6.470%             4.1481%        $24,287.73
      8284774         $142,500.00           6.720%             0.4444%          $633.33
      8285974         $215,350.00           6.720%             0.4444%          $957.11
      8285988         $360,000.00           6.720%             0.4444%         $1,600.00
      8290810         $93,900.00            6.470%             4.1481%         $3,895.11
      8298194         $93,900.00            6.470%             4.1481%         $3,895.11
      8298942         $300,000.00           6.720%             0.4444%         $1,333.33





 Thursday, April 25, 2002                                                       Page 4 of 4

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix) the  number,  aggregate  principal  balance  and  book  value  of  any  REO
     Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv) the occurrence of the Credit Support Depletion Date, Class A-3 Accretion Termination Date, Class A-4 Accretion Termination Date and Class A-9 Accretion Termination Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii) the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF July 1, 2001

                                 EXECUTION COPY


================================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of July 1, 2001



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01. Conveyance of Mortgage Loans.........................................31

        Section 2.02. Acceptance by Trustee................................................36

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................38

        Section 2.04. Representations and Warranties of Sellers............................40

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................41

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............42

        Section 2.08. Purposes and Powers of the Trust.....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01. Master Servicer to Act as Servicer...................................43

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03. Successor Subservicers...............................................45

        Section 3.04. Liability of the Master Servicer.....................................46

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               46

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08. Subservicing Accounts; Servicing Accounts............................49

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................51


                                    i

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................53

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................53

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................57

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................60

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............62

        Section 3.17. Reports to the Trustee and the Company...............................63

        Section 3.18. Annual Statement as to Compliance....................................63

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............63

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............64

        Section 3.21. Administration of Buydown Funds......................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01. Certificate Account..................................................66

        Section 4.02. Distributions........................................................66

        Section 4.03. Statements to Certificateholders.....................................66

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05. Allocation of Realized Losses........................................69

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........69

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................69

        Section 4.08. Surety Bond..........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01. The Certificates.....................................................71

        Section 5.02. Registration of Transfer and Exchange of Certificates................73

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................78

        Section 5.04. Persons Deemed Owners................................................79

        Section 5.05. Appointment of Paying Agent..........................................79


                                       ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................80

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........80

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............80

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               81

        Section 6.04. Company and Master Servicer Not to Resign............................82

Article VII       DEFAULT..................................................................83

        Section 7.01. Events of Default....................................................83

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................85

        Section 7.03. Notification to Certificateholders...................................86

        Section 7.04. Waiver of Events of Default..........................................86

Article VIII      CONCERNING THE TRUSTEE...................................................87

        Section 8.01. Duties of Trustee....................................................87

        Section 8.02. Certain Matters Affecting the Trustee................................88

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................90

        Section 8.04. Trustee May Own Certificates.........................................90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................90

        Section 8.06. Eligibility Requirements for Trustee.................................91

        Section 8.07. Resignation and Removal of the Trustee...............................91

        Section 8.08. Successor Trustee....................................................92

        Section 8.09. Merger or Consolidation of Trustee...................................93

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................93

        Section 8.11. Appointment of Custodians............................................94

        Section 8.12. Appointment of Office or Agency......................................94

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................96

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................96


                                     iii


        Section 9.02. Additional Termination Requirements..................................99

        Section 9.03. Termination of Multiple REMICs......................................100

Article X         REMIC PROVISIONS........................................................101

        Section 10.01.REMIC Administration................................................101

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....104

        Section 10.03.Designation of REMIC(s).............................................105

Article XI        MISCELLANEOUS PROVISIONS................................................106

        Section 11.01.Amendment...........................................................106

        Section 11.02.Recordation of Agreement; Counterparts..............................108

        Section 11.03.Limitation on Rights of Certificateholders..........................109

        Section 11.04.Governing Law.......................................................109

        Section 11.05.Notices.............................................................110

        Section 11.06.Required Notices to Rating Agency and Subservicer...................110

        Section 11.07.Severability of Provisions..........................................110

        Section 11.08.Supplemental Provisions for Resecuritization........................111

        Section 11.09.Allocation of Voting Rights.........................................111

        Section 11.10.No Petition.........................................................111


                                        iv


                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and

"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate

Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged

Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the

Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),

(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the

Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;

provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The

Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with

Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

     As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The

Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.
(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of

Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S.

          Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The

Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate

Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an

Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ________          [________%][Variable] Pass-Through Rate
                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing     [Percentage Interest:________%]
Agreement and Cut-off Date:
___________ 1, ____               Aggregate Initial [Certificate Principal
                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:          Amount] [Subclass Notional Amount] of the
_________ 25, ____                Class A- ___ Certificates:

Master Servicer:                  [Initial] [Certificate Principal
Residential Funding               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                       Notional Amount] of this Certificate:
                                  $ _______________________]
Assumed Final
Distribution Date:                CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          ________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction

Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. _______                           [_______]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $__________________
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $_____________________

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. ______                            [______]% Pass-Through Rate

Class B- ___ Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-___
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $____________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $__________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [_______________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.________                           [______]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $__________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                    _________________ %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By: __________________________
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [______________________________],
                                                 as Certificate Registrar



                                            By: _____________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ___________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                 EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _____________ day of __________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________________
      Telefacsimile Number:  (_____)___________ - _______________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to

                                        G-1-2
and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.


                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of _____, 200__.




                                            [NAME OF OWNER]



                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ________ day of _____, 200_.





                                                 NOTARY PUBLIC



                                            COUNTY OF
                                                     ---------------------------
                                            STATE OF
                                                    ----------------------------
                My Commission  expires the ____ day of ____, 20___.



                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                      _______________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to _________________ (the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the

Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                               Very truly yours,


                                   (Seller)



                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 20
                                    ----------------------------    ----

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
____________________   (the  "Seller")   $_______________   Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ______________, 20 ___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,




                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                       __________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by ___________ (the "Seller") to _____________ (the "Purchaser") of $___________ Initial Certificate Principal Balance of
Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:









               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By:________________________
                                                 Name:
                                                 Title:


                                            Date: _______________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--   The  Buyer  owned  $_________  in  securities   (other  than  the  excluded
     securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ _____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _____________________________
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:


                                            ______________________
                                            Print Name of Buyer

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                                  ___________, 200___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


__________________________,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                              _______________, 20_____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by ________________ (the "Trustee") to _________________ (the "Lender") of (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                    (Lender)


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $_________ and _____%, respectively.

2. [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ______________________________
                                      Name:
                                     Title:

                                  EXHIBIT FIVE

                  Aggregate Planned Principal Balances, Table I



                                                     AGGREGATE PLANNED
                                                  PRINCIPAL BALANCES FOR
                                                 -------------------------
                                                   CLASS A-1, CLASS A-5,
                                                  CLASS A-6 AND CLASS A-8
                  DISTRIBUTION DATE                    CERTIFICATES

                  Initial Balance.............             $255,174,801.00
                  May 2002 ...................              254,591,849.80
                  June 2002 ..................              253,918,379.61
                  July 2002 ..................              253,154,720.80
                  August 2002 ................              252,301,061.22
                  September 2002..............              251,357,646.25
                  October 2002................              250,324,778.81
                  November 2002...............              249,202,819.26
                  December 2002...............              247,992,185.28
                  January 2003................              246,693,351.67
                  February 2003...............              245,306,850.10
                  March 2003..................              243,833,268.78
                  April 2003..................              242,273,252.10
                  May 2003....................              240,627,500.16
                  June 2003...................              238,896,768.30
                  July 2003...................              237,081,866.51
                  August 2003 ................              235,183,658.81
                  September 2003..............              233,203,062.60
                  October 2003................              231,141,047.87
                  November 2003...............              228,998,636.42
                  December 2003...............              226,776,901.02
                  January 2004................              224,476,964.48
                  February 2004...............              222,099,998.67
                  March 2004..................              219,647,223.52
                  April 2004..................              217,119,905.91
                  May 2004....................              214,519,358.58
                  June 2004...................              211,846,938.93
                  July 2004...................              209,104,047.78
                  August 2004 ................              206,292,128.12
                  September 2004..............              203,412,663.75
                  October 2004................              200,550,614.80
                  November 2004...............              197,705,861.29
                  December 2004...............              194,878,284.00
                  January 2005................              192,067,764.44
                  February 2005...............              189,274,184.83
                  March 2005..................              186,497,428.14
                  April 2005..................              183,737,378.04
                  May 2005....................              180,993,918.91
                  June 2005...................              178,266,935.85
                  July 2005...................              175,556,314.66
                  August 2005 ................              172,861,941.84
                  September 2005..............              170,183,704.58
                  October 2005................              167,521,490.76
                  November 2005...............              164,875,188.94
                  December 2005...............              162,244,688.38
                  January 2006................              159,629,878.99
                  February 2006...............              157,030,651.36
                  March 2006..................             $154,446,896.76
                  April 2006..................              151,878,507.10
                  May 2006....................              149,325,374.96
                  June 2006...................              146,787,393.56
                  July 2006...................              144,264,456.79
                  August 2006 ................              141,756,459.16
                  September 2006..............              139,263,295.84
                  October 2006................              136,784,862.62
                  November 2006...............              134,321,055.92
                  December 2006...............              131,871,772.80
                  January 2007................              129,436,910.93
                  February 2007...............              127,016,368.60
                  March 2007..................              124,610,044.72
                  April 2007..................              122,217,838.80
                  May 2007....................              119,884,262.52
                  June 2007...................              117,564,415.44
                  July 2007...................              115,258,198.38
                  August 2007.................              112,965,512.74
                  September 2007..............              110,686,260.50
                  October 2007................              108,420,344.23
                  November 2007...............              106,167,667.06
                  December 2007...............              103,928,132.69
                  January 2008................              101,701,645.41
                  February 2008...............               99,488,110.05
                  March 2008..................               97,287,432.01
                  April 2008..................               95,099,517.23
                  May 2008....................               92,938,591.33
                  June 2008...................               90,790,141.24
                  July 2008...................               88,654,074.69
                  August 2008.................               86,530,299.93
                  September 2008..............               84,418,725.75
                  October 2008................               82,319,261.47
                  November 2008...............               80,231,816.94
                  December 2008...............               78,156,302.53
                  January 2009................               76,092,629.12
                  February 2009...............               74,040,708.12
                  March 2009..................               72,000,451.44
                  April 2009..................               69,971,771.51
                  May 2009....................               67,981,906.16
                  June 2009...................               66,003,191.57
                  July 2009...................               64,035,542.57
                  August 2009.................               62,078,874.45
                  September 2009..............               60,133,103.01
                  October 2009................               58,198,144.51
                  November 2009...............               56,273,915.69
                  December 2009...............               54,377,541.24
                  January 2010................               52,510,968.99
                  February 2010...............               50,673,657.81
                  March 2010..................               48,865,075.61
                  April 2010..................               47,084,699.20
                  May 2010....................               45,387,569.28
                  June 2010...................               43,716,182.43
                  July 2010...................               42,070,067.54
                  August 2010.................               40,448,761.40
                  September 2010..............              $38,851,808.57
                  October 2010................               37,278,761.21
                  November 2010...............               35,729,179.00
                  December 2010...............               34,202,628.97
                  January 2011................               32,698,685.41
                  February 2011...............               31,216,929.73
                  March 2011..................               29,756,950.33
                  April 2011..................               28,318,342.50
                  May 2011....................               26,947,226.14
                  June 2011...................               25,595,165.83
                  July 2011...................               24,261,812.69
                  August 2011.................               22,946,823.54
                  September 2011..............               21,649,860.79
                  October 2011................               20,370,592.36
                  November 2011...............               19,108,691.56
                  December 2011...............               17,863,837.04
                  January 2012................               16,635,712.67
                  February 2012...............               15,424,007.47
                  March 2012..................               14,228,415.52
                  April 2012..................               13,048,635.85
                  May 2012....................               11,884,372.41
                  June 2012...................               10,735,333.93
                  July 2012...................                9,601,233.87
                  August 2012.................                8,481,790.35
                  September 2012..............                7,376,726.05
                  October 2012................                6,285,768.14
                  November 2012...............                5,208,648.20
                  December 2012...............                4,145,102.16
                  January 2013................                3,094,870.22
                  February 2013...............                2,057,696.77
                  March 2013..................                1,033,330.33
                  April 2013..................                   21,523.48
                  May 2013 and thereafer......                        0.00

                                   EXHIBIT SIX

                 Aggregate Planned Principal Balances, Table II



                                                     AGGREGATE PLANNED
                                                  PRINCIPAL BALANCES FOR
                                                 -------------------------
                                                  CLASS A-2 CERTIFICATES
                                                      AND CLASS A-11
                  DISTRIBUTION DATE                    CERTIFICATES

                  Initial Balance.............              $96,219,758.00
                  May 2002 ...................               96,073,315.82
                  June 2002 ..................               95,926,454.98
                  July 2002 ..................               95,779,375.98
                  August 2002 ................               95,632,280.29
                  September 2002..............               95,485,370.08
                  October 2002................               95,267,166.62
                  November 2002...............               94,985,910.04
                  December 2002...............               94,670,267.30
                  January 2003................               94,320,589.51
                  February 2003...............               93,937,281.51
                  March 2003..................               93,520,801.45
                  April 2003..................               93,071,660.29
                  May 2003....................               92,590,421.18
                  June 2003...................               92,077,698.70
                  July 2003...................               91,534,158.07
                  August 2003 ................               90,960,514.22
                  September 2003..............               90,357,530.70
                  October 2003................               89,726,018.62
                  November 2003...............               89,066,835.38
                  December 2003...............               88,380,883.32
                  January 2004................               87,669,108.32
                  February 2004...............               86,932,498.30
                  March 2004..................               86,172,081.58
                  April 2004..................               85,388,925.23
                  May 2004....................               84,584,133.26
                  June 2004...................               83,758,844.78
                  July 2004...................               82,914,232.09
                  August 2004 ................               82,051,498.67
                  September 2004..............               81,171,877.12
                  October 2004................               80,308,789.80
                  November 2004...............               79,462,032.64
                  December 2004...............               78,631,403.75
                  January 2005................               77,816,703.43
                  February 2005...............               77,017,734.15
                  March 2005..................               76,234,300.50
                  April 2005..................               75,466,209.19
                  May 2005....................               74,713,269.05
                  June 2005...................               73,975,290.95
                  July 2005...................               73,252,087.84
                  August 2005 ................               72,543,474.68
                  September 2005..............               71,849,268.45
                  October 2005................               71,169,288.12
                  November 2005...............               70,503,354.63
                  December 2005...............               69,851,290.87
                  January 2006................               69,212,921.66
                  February 2006...............               68,588,073.74
                  March 2006..................               67,976,575.72
                  April 2006..................              $67,378,258.10
                  May 2006....................               66,792,953.22
                  June 2006...................               66,220,495.28
                  July 2006...................               65,660,720.25
                  August 2006 ................               65,113,465.94
                  September 2006..............               64,578,571.91
                  October 2006................               64,055,879.50
                  November 2006...............               63,545,231.78
                  December 2006...............               63,046,473.54
                  January 2007................               62,559,451.29
                  February 2007...............               62,084,013.22
                  March 2007..................               61,620,009.19
                  April 2007..................               61,167,290.72
                  May 2007....................               60,744,490.21
                  June 2007...................               60,332,551.60
                  July 2007...................               59,931,331.49
                  August 2007.................               59,540,688.04
                  September 2007..............               59,160,481.01
                  October 2007................               58,790,571.70
                  November 2007...............               58,430,822.95
                  December 2007...............               58,081,099.12
                  January 2008................               57,741,266.07
                  February 2008...............               57,411,191.16
                  March 2008..................               57,090,743.21
                  April 2008..................               56,779,792.52
                  May 2008....................               56,484,039.29
                  June 2008...................               56,197,448.71
                  July 2008...................               55,919,895.86
                  August 2008.................               55,651,257.25
                  September 2008..............               55,391,410.75
                  October 2008................               55,140,235.61
                  November 2008...............               54,897,612.43
                  December 2008...............               54,663,423.14
                  January 2009................               54,437,551.03
                  February 2009...............               54,219,880.66
                  March 2009..................               54,010,297.93
                  April 2009..................               53,808,689.99
                  May 2009....................               53,625,566.32
                  June 2009...................               53,449,994.23
                  July 2009...................               53,281,866.65
                  August 2009.................               53,121,077.78
                  September 2009..............               52,967,522.99
                  October 2009................               52,821,098.87
                  November 2009...............               52,679,100.85
                  December 2009...............               52,532,027.38
                  January 2010................               52,369,941.42
                  February 2010...............               52,195,805.81
                  March 2010..................               52,009,973.63
                  April 2010..................               51,815,021.79
                  May 2010....................               51,598,502.37
                  June 2010...................               51,375,851.36
                  July 2010...................               51,147,293.66
                  August 2010.................               50,913,048.98
                  September 2010..............               50,673,331.94
                  October 2010................               50,428,352.20
                  November 2010...............              $50,178,314.52
                  December 2010...............               49,923,418.89
                  January 2011................               49,663,860.61
                  February 2011...............               49,399,830.37
                  March 2011..................               49,131,514.38
                  April 2011..................               48,859,094.42
                  May 2011....................               48,572,391.29
                  June 2011...................               48,282,615.27
                  July 2011...................               47,989,913.03
                  August 2011.................               47,694,427.69
                  September 2011..............               47,396,298.94
                  October 2011................               47,095,663.07
                  November 2011...............               46,792,653.09
                  December 2011...............               46,487,398.73
                  January 2012................               46,180,026.55
                  February 2012...............               45,870,660.00
                  March 2012..................               45,559,419.45
                  April 2012..................               45,246,422.31
                  May 2012....................               44,931,783.03
                  June 2012...................               44,615,613.20
                  July 2012...................               44,298,021.60
                  August 2012.................               43,979,114.24
                  September 2012..............               43,658,994.43
                  October 2012................               43,337,762.84
                  November 2012...............               43,015,517.55
                  December 2012...............               42,692,354.10
                  January 2013................               42,368,365.54
                  February 2013...............               42,043,642.48
                  March 2013..................               41,718,273.16
                  April 2013..................               41,392,343.46
                  May 2013....................               40,087,969.77
                  June 2013...................               38,773,753.84
                  July 2013...................               37,471,062.66
                  August 2013.................               36,179,741.38
                  September 2013..............               34,899,636.78
                  October 2013................               33,630,597.24
                  November 2013...............               32,372,472.73
                  December 2013...............               31,125,114.78
                  January 2014................               29,888,376.48
                  February 2014...............               28,662,112.43
                  March 2014..................               27,446,178.76
                  April 2014..................               26,240,433.09
                  May 2014....................               25,044,734.52
                  June 2014...................               23,858,943.60
                  July 2014...................               22,682,922.33
                  August 2014.................               21,516,534.14
                  September 2014..............               20,359,643.86
                  October 2014................               19,212,117.71
                  November 2014...............               18,073,823.30
                  December 2014...............               16,944,629.59
                  January 2015................               15,824,406.89
                  February 2015...............               14,713,026.83
                  March 2015..................               13,610,362.36
                  April 2015..................               12,516,287.73
                  May 2015....................               11,430,678.46
                  June 2015...................              $10,353,411.34
                  July 2015...................                9,284,364.41
                  August 2015.................                8,223,416.95
                  September 2015..............                7,170,449.46
                  October 2015................                6,125,343.65
                  November 2015...............                5,087,982.42
                  December 2015...............                4,058,249.85
                  January 2016................                3,036,031.19
                  February 2016...............                2,021,212.83
                  March 2016..................                1,013,682.30
                  April 2016..................                   13,328.26
                  May 2016 and thereafter.....                        0.00